Exhibit 10.1

FINAL AGREEMENT 3.25.22

DISTRIBUTOR SETTLEMENT AGREEMENT

FINAL AGREEMENT 3.25.22

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FINAL AGREEMENT 3.25.22

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FINAL AGREEMENT 3.25.22

DISTRIBUTOR SETTLEMENT AGREEMENT

This Settlement Agreement, dated as of July 21, 2021 (the "Agreement"), sets forth the terms of settlement between and among the Settling States, the Settling Distributors, and the Participating Subdivisions (as those terms are defined below). Upon satisfaction of the conditions set forth in Section II and Section VIII, this Agreement will be binding on all Settling States, Settling Distributors, and Participating Subdivisions. This Agreement will then be filed as part of Consent Judgments in the respective courts of each of the Settling States, pursuant to the terms set forth in Section VIII.

I.	Definitions

For all sections of this Agreement except Exhibit E and Exhibit P, the following definitions apply:

A.                             "Abatement Accounts Fund." The component of the Settlement Fund described in Section V.E.

B.                             "Additional Restitution Amount." The amount available to Settling States listed on Exhibit N totaling $282,692,307.70.

C.                             "Agreement." This agreement, as set forth above. For the avoidance of doubt, this Agreement is inclusive of all exhibits.

D.                             "Alleged Harms." The alleged past, present, and future financial, societal, and public nuisance harms and related expenditures arising out of the alleged misuse and abuse of Products, non-exclusive examples of which are described in the documents listed on Exhibit A, that have allegedly arisen as a result of the physical and bodily injuries sustained by individuals suffering from opioid-related addiction, abuse, death, and other related diseases and disorders, and that have allegedly been caused by the Settling Distributors.

E.                             "Allocation Statute." A state law that governs allocation, distribution, and/or use of some or all of the Settlement Fund amounts allocated to that State and/or its Subdivisions. In addition to modifying the allocation set forth in Section V.D.2, an Allocation Statute may, without limitation, contain a Statutory Trust, further restrict expenditures of funds, form an advisory committee, establish oversight and reporting requirements, or address other default provisions and other matters related to the funds. An Allocation Statute is not required to address all three (3) types of funds comprising the Settlement Fund or all default provisions.

F.                              "Annual Payment." The total amount payable to the Settlement Fund Administrator by the Settling Distributors on the Payment Date each year, as calculated by the Settlement Fund Administrator pursuant to Section IV.B.1.e. For the avoidance of doubt, this term does not include the Additional Restitution Amount or amounts paid pursuant to Section X.

G.	"Appropriate Official." As defined in Section XIV.F.3.

H.	"Bankruptcy Code." Title 11 of the United States Code, 11 U.S.C. § 101, et seq.

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I.                                "Bar." Either: (1) a law barring Subdivisions in a State from maintaining Released Claims against Released Entities (either through a direct bar or through a grant of authority to release claims and the exercise of such authority in full) or (2) a ruling by the highest court of the State (or, in a State with a single intermediate court of appeals, the intermediate court of appeals when not subject to further review by the highest court of the State) setting forth the general principle that Subdivisions in the State may not maintain any Released Claims against Released Entities, whether on the ground of this Agreement (or the release in it) or otherwise. For the avoidance of doubt, a law or ruling that is conditioned or predicated upon payment by a Released Entity (apart from the Annual Payments by Settling Distributors under this Agreement) shall not constitute a Bar.

J.                               "Case-Specific Resolution." Either: (1) a law barring the Subdivision at issue from maintaining any Released Claims against any Released Entities (either through a direct bar or through a grant of authority to release claims and the exercise of such authority in full); or (2) a ruling by a court of competent jurisdiction over the Subdivision at issue that the Subdivision may not maintain any Released Claims at issue against any Released Entities, whether on the ground of this Agreement (or the release in it) or otherwise. For the avoidance of doubt, a law or ruling that is conditioned or predicated upon payment by a Released Entity (apart from the Annual Payments by Settling Distributors under this Agreement) shall not constitute a Case- Specific Resolution.

K.                             "Claim." Any past, present or future cause of action, claim for relief, cross- claim or counterclaim, theory of liability, demand, derivative claim, request, assessment, charge, covenant, damage, debt, lien, loss, penalty, judgment, right, obligation, dispute, suit, contract, controversy, agreement, parens patriae claim, promise, performance, warranty, omission, or grievance of any nature whatsoever, whether legal, equitable, statutory, regulatory or administrative, whether arising under federal, state or local common law, statute, regulation, guidance, ordinance or principles of equity, whether filed or unfiled, whether asserted or unasserted, whether known or unknown, whether accrued or unaccrued, whether foreseen, unforeseen or unforeseeable, whether discovered or undiscovered, whether suspected or unsuspected, whether fixed or contingent, and whether existing or hereafter arising, in all such cases, including, but not limited to, any request for declaratory, injunctive, or equitable relief, compensatory, punitive, or statutory damages, absolute liability, strict liability, restitution, abatement, subrogation, contribution, indemnity, apportionment, disgorgement, reimbursement, attorney fees, expert fees, consultant fees, fines, penalties, expenses, costs or any other legal, equitable, civil, administrative, or regulatory remedy whatsoever.

L.                             "Claim-Over." A Claim asserted by a Non-Released Entity against a Released Entity on the basis of contribution, indemnity, or other claim-over on any theory relating to a Non-Party Covered Conduct Claim asserted by a Releasor.

M.                           "Compensatory Restitution Amount." The aggregate amount paid or incurred by the Settling Distributors hereunder other than amounts paid as attorneys' fees and costs or identified pursuant to Section V.B.2 as being used to pay attorneys' fees, investigation costs or litigation costs.

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N.                             "Consent Judgment." A state-specific consent judgment in a form to be agreed by the Settling States and the Settling Distributors prior to the Initial Participation Date that, among other things, (1) approves this Agreement and (2) provides for the release set forth in Section XI.A, including the dismissal with prejudice of any Released Claims that the Settling State has brought against Released Entities.

O.                             "Covered Conduct." Any actual or alleged act, failure to act, negligence, statement, error, omission, breach of any duty, conduct, event, transaction, agreement, misstatement, misleading statement or other activity of any kind whatsoever from the beginning of time through the Reference Date (and any past, present, or future consequence of any such act, failure to act, negligence, statement, error, omission, breach of duty, conduct, event, transaction, agreement, misstatement, misleading statement or other activity) relating in any way to (1) the discovery, development, manufacture, packaging, repackaging, marketing, promotion, advertising, labeling, recall, withdrawal, distribution, delivery, monitoring, reporting, supply, sale, prescribing, dispensing, physical security, warehousing, use or abuse of, or operating procedures relating to, any Product, or any system, plan, policy or advocacy relating to any Product or class of Products, including, but not limited to, any unbranded promotion, marketing, programs, or campaigns relating to any Product or class of Products; (2) the characteristics, properties, risks, or benefits of any Product; (3) the reporting, disclosure, non-reporting or non- disclosure to federal, state or other regulators of orders placed with any Released Entity; or (4) diversion control programs or suspicious order monitoring; provided, however, that as to any Claim that a Releasor has brought or could bring, Covered Conduct does not include non- compliance with statutory or administrative supply security standards concerning cleanliness of facilities or stopping counterfeit products, so long as such standards apply to the storage and distribution of both controlled and non-controlled pharmaceuticals.

P.	"Designated State." New York.

Q.	"Effective Date." The date sixty (60) calendar days after the Reference Date.

R.                          "Enforcement Committee." A committee consisting of representatives of the Settling States and of the Participating Subdivisions. Exhibit B contains the organizational bylaws of the Enforcement Committee. Notice pursuant to Section XIV.Q shall be provided when there are changes in membership or contact information.

S.                          "Final Order." An order or judgment of a court of competent jurisdiction with respect to the applicable subject matter (1) which has not been reversed or superseded by a modified or amended order, is not currently stayed, and as to which any right to appeal or seek certiorari, review, reargument, stay, or rehearing has expired, and as to which no appeal or petition for certiorari, review, reargument, stay, or rehearing is pending, or (2) as to which an appeal has been taken or petition for certiorari, review, reargument, stay, or rehearing has been filed and (a) such appeal or petition for certiorari, review, reargument, stay, or rehearing has been resolved by the highest court to which the order or judgment was appealed or from which certiorari, review, reargument, stay, or rehearing was sought, or (b) the time to appeal further or seek certiorari, review, reargument, stay, or rehearing has expired and no such further appeal or petition for certiorari, review, reargument, stay, or rehearing is pending.

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T.	"Global Settlement Abatement Amount." The abatement amount of $19,045,384,616.

U.                            "Global Settlement Amount." The Global Settlement Amount is $21 billion, which shall be divided into the Global Settlement Abatement Amount, the Additional Restitution Amount, and the Global Settlement Attorney Fee Amount.

V.	"Global Settlement Attorney Fee Amount." The attorney fee amount of $1,671,923,077.

W.	"Incentive Payment A." The incentive payment described in Section IV.F.1.

X.	"Incentive Payment B." The incentive payment described in Section IV.F.2.

Y.	"Incentive Payment C." The incentive payment described in Section IV.F.3.

Z.                             "Incentive Payment D." The incentive payment described in Section IV.F.4.

AA.                     "Incentive Payment Final Eligibility Date." With respect to a Settling State, the date that is the earlier of (1) the fifth Payment Date, (2) the date of completion of opening statements in a trial of any action brought by a Subdivision in that State that includes a Released Claim against a Released Entity when such date is more than two (2) years after the Effective Date, or (3) two (2) years after the Effective Date in the event a trial of an action brought by a Subdivision in that State that includes a Released Claim against a Released Entity began after the Initial Participation Date but before two (2) years after the Effective Date.

BB.                     "Initial Participating Subdivision." A Subdivision that meets the requirements set forth in Section VII.D.

CC.                     "Initial Participation Date." January 26, 2022, as extended by written agreement of the Settling Distributors and the Enforcement Committee on December 22, 2021.

DD.                     "Injunctive Relief Terms." The terms described in Section III and set forth in Exhibit P.

EE.                     "Later Litigating Subdivision." A Subdivision (or Subdivision official asserting the right of or for the Subdivision to recover for alleged harms to the Subdivision and/or the people thereof) that: (1) first files a lawsuit bringing a Released Claim against a Released Entity after the Trigger Date; or (2) adds a Released Claim against a Released Entity after the Trigger Date to a lawsuit brought before the Trigger Date that, prior to the Trigger Date, did not include any Released Claims against a Released Entity; or (3) (a) was a Litigating Subdivision whose Released Claims against Released Entities were resolved by a legislative Bar or legislative Case-Specific Resolution as of the Trigger Date, (b) such legislative Bar or legislative Case-Specific Resolution is subject to a Revocation Event after the Trigger Date, and (c) the earlier of the date of completion of opening statements in a trial in an action brought by a Subdivision in that State that includes a Released Claim against a Released Entity or one hundred eighty (180) days from the Revocation Event passes without a Bar or Case-Specific Resolution being implemented as to that Litigating Subdivision or the Litigating Subdivision's

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Released Claims being dismissed; or (4) (a) was a Litigating Subdivision whose Released Claims against Released Entities were resolved by a judicial Bar or judicial Case-Specific Resolution as of the Trigger Date, (b) such judicial Bar or judicial Case-Specific Resolution is subject to a Revocation Event after the Trigger Date, and (c) such Litigating Subdivision takes any action in its lawsuit asserting a Released Claim against a Released Entity other than seeking a stay or dismissal.

FF.                     "Later Participating Subdivision." A Participating Subdivision that is not an Initial Participating Subdivision, but meets the requirements set forth in Section VII.E.

GG.                     "Litigating Subdivision." A Subdivision (or Subdivision official) that brought any Released Claim against any Released Entity prior to the Trigger Date; provided, however, that a Subdivision (or Subdivision official) that is a Prior Litigating Subdivision shall not be considered a Litigating Subdivision. Exhibit C is an agreed list of all Litigating Subdivisions. Exhibit C will be updated (including with any corrections) periodically, and a final version of Exhibit C will be attached hereto as of the Reference Date.

HH.                     "National Arbitration Panel." The panel comprised as described in Section VI.F.2.b.

II.	"National Disputes." As defined in Section VI.F.2.a.

JJ.                         "Net Abatement Amount." The Global Settlement Abatement Amount as reduced by the Tribal/W. Va. Subdivision Credit.

KK.                     "Net Settlement Prepayment Amount." As defined in Section IV.J.1.

LL.                     "Non-Litigating Subdivision." Any Subdivision that is neither a Litigating Subdivision nor a Later Litigating Subdivision.

MM.                     "Non-Participating Subdivision." Any Subdivision that is not a Participating Subdivision.

NN.                     "Non-Party Covered Conduct Claim." A Claim against any Non-Released Entity involving, arising out of, or related to Covered Conduct (or conduct that would be Covered Conduct if engaged in by a Released Entity).

OO.                     "Non-Party Settlement." A settlement by any Releasor that settles any Non- Party Covered Conduct Claim and includes a release of any Non-Released Entity.

PP.                     "Non-Released Entity." An entity that is not a Released Entity.

QQ.                  "Non-Settling State." Any State that is not a Settling State.

RR.                    "Offset Cap." The per-State dollar amount which the dollar-for-dollar offset described in Section XII.A cannot exceed in a Payment Year, to be calculated by multiplying the amount of the relevant Annual Payment apportioned to the State and to its Subdivisions for that Payment Year by the percentage for the applicable Participation Tier as set forth in Exhibit D.

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SS.                      "Opioid Remediation." Care, treatment, and other programs and expenditures (including reimbursement for past such programs or expenditures1 except where this Agreement restricts the use of funds solely to future Opioid Remediation) designed to (1) address the misuse and abuse of opioid products, (2) treat or mitigate opioid use or related disorders, or (3) mitigate other alleged effects of, including on those injured as a result of, the opioid epidemic. Exhibit E provides a non-exhaustive list of expenditures that qualify as being paid for Opioid Remediation. Qualifying expenditures may include reasonable related administrative expenses.

TT.                      "Opioid Tax." Any tax, assessment, license fee, surcharge or any other fee (other than a fixed prospective excise tax or similar tax or fee that has no restriction on pass-through) imposed by a State on a Settling Distributor on the sale, transfer or distribution of opioid products; provided, however, that neither the Excise Tax on sale of Opioids, Article 20-D of New York's Tax Law nor the Opioid Stewardship Act, Article 33, Title 2-A of New York's Public Health Law shall be considered an Opioid Tax for purposes of this Agreement.

UU.                     "Overall Allocation Percentage." A Settling State's percentage as set forth in Exhibit F. The aggregate Overall Allocation Percentages of all States (including Settling States and Non-Settling States) shall equal one hundred percent (100%).

VV.                     "Participating Subdivision." Any Subdivision that meets the requirements for becoming a Participating Subdivision under Section VII.B and Section VII.C. Participating Subdivisions include both Initial Participating Subdivisions and Later Participating Subdivisions.

WW                   "Participation Tier." The level of participation in this Agreement as determined pursuant to Section VIII.C using the criteria set forth in Exhibit H.

XX.                     "Parties." The Settling Distributors and the Settling States (each, a "Party").

YY.                     "Payment Date." The date on which the Settling Distributors make the Annual Payment pursuant to Section IV.B.

ZZ.                       "Payment Year." The calendar year during which the applicable Annual Payment is due pursuant to Section IV.B. Payment Year 1 is 2021, Payment Year 2 is 2022 and so forth. References to payment "for a Payment Year" mean the Annual Payment due during that year. References to eligibility "for a Payment Year" mean eligibility in connection with the Annual Payment due during that year.

AAA.                "Preliminary Agreement Date." The date on which the Settling Distributors are to inform the Settling States of their determination whether the condition in Section II.B has been satisfied. The Preliminary Agreement Date shall be no more than fourteen (14) calendar days after the end of the notice period to States, unless it is extended by written agreement of the Settling Distributors and the Enforcement Committee.

BBB.                 "Prepayment Notice." As defined in Section IV.J.1.

1 Reimbursement includes amounts paid to any governmental entities for past expenditures or programs.

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CCC.                     "Primary Subdivision." A Subdivision that is a General Purpose Government (including, but not limited to, a municipality, county, county subdivision, city, town, township, parish, village, borough, gore, or any other entities that provide municipal-type government) with population over 10,000; provided, however, that as used in connection with Incentive Payment C, the population threshold is 30,000. Attached as Exhibit I is an agreed list of the Primary Subdivisions in each State.

DDD.                     "Prior Litigating Subdivision" A Subdivision (or Subdivision official) that brought any Released Claim against any Released Entity prior to the Trigger Date and all such Released Claims were separately settled or finally adjudicated prior to the Trigger Date; provided, however, that if the final adjudication was pursuant to a Bar, such Subdivision shall not be considered a Prior Litigating Subdivision. Notwithstanding the prior sentence, the Settling Distributors and the Settling State of the relevant Subdivision may agree in writing that the Subdivision shall not be considered a Prior Litigating Subdivision.

EEE.                     "Product." Any chemical substance, whether used for medicinal or non- medicinal purposes, and whether natural, synthetic, or semi-synthetic, or any finished pharmaceutical product made from or with such substance, that is: (1) an opioid or opiate, as well as any product containing any such substance; or (2) benzodiazepine, carisoprodol, or gabapentin; or (3) a combination or "cocktail" of chemical substances prescribed, sold, bought, or dispensed to be used together that includes opioids or opiates. "Product" shall include, but is not limited to, any substance consisting of or containing buprenorphine, codeine, fentanyl, hydrocodone, hydromorphone, meperidine, methadone, morphine, oxycodone, oxymorphone, tapentadol, tramadol, opium, heroin, carfentanil, diazepam, estazolam, quazepam, alprazolam, clonazepam, oxazepam, flurazepam, triozolam, temazepam, midazolam, carisoprodol, gabapentin, or any variant of these substances or any similar substance. Notwithstanding the foregoing, nothing in this section prohibits a Settling State from taking administrative or regulatory action related to benzodiazepine (including, but not limited to, diazepam, estazolam, quazepam, alprazolam, clonazepam, oxazepam, flurazepam, triozolam, temazepam, and midazolam), carisoprodol, or gabapentin that is wholly independent from the use of such drugs in combination with opioids, provided such action does not seek money (including abatement and/or remediation) for conduct prior to the Effective Date.

FFF.                     "Reference Date." The date on which the Settling Distributors are to inform the Settling States of their determination whether the condition in Section VIII has been satisfied. The Reference Date shall be no later than thirty (30) calendar days after the Initial Participation Date, unless it is extended by written agreement of the Settling Distributors and the Enforcement Committee.

GGG.                     "Released Claims." Any and all Claims that directly or indirectly are based on, arise out of, or in any way relate to or concern the Covered Conduct occurring prior to the Reference Date. Without limiting the foregoing, Released Claims include any Claims that have been asserted against a Settling Distributor by any Settling State or Litigating Subdivision in any federal, state, or local action or proceeding (whether judicial, arbitral, or administrative) based on, arising out of, or relating to, in whole or in part, the Covered Conduct, or any such Claims that could be or could have been asserted now or in the future in those actions or in any comparable action or proceeding brought by a State, Subdivision, or Releasor (whether or not

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such State, Subdivision, or Releasor has brought such action or proceeding). Released Claims also include all Claims asserted in any proceeding to be dismissed pursuant to this Agreement, whether or not such claims relate to Covered Conduct. The Parties intend that this term, "Released Claims," be interpreted broadly. This Agreement does not release Claims by private individuals. It is the intent of the Parties that Claims by private individuals be treated in accordance with applicable law. Released Claims is also used herein to describe claims brought by a Later Litigating Subdivision or other non-party Subdivision that would have been Released Claims if they had been brought by a Releasor against a Released Entity.

HHH.                "Released Entities." With respect to Released Claims, the Settling Distributors and (1) all past and present subsidiaries, divisions, predecessors, successors, and assigns (in each case, whether direct or indirect) of each Settling Distributor; (2) all past and present subsidiaries and divisions (in each case, whether direct or indirect) of any entity described in subsection (1); (3) the respective past and present officers, directors, members, trustees, and employees of any of the foregoing (each for actions that occurred during and related to their work for, or employment with, any of the Settling Distributors or the foregoing entities); (4) all past and present joint ventures (whether direct or indirect) of each Settling Distributor or its subsidiaries, including in any Settling Distributor or subsidiary's capacity as a participating member in such joint venture; (5) all direct or indirect parents and shareholders of the Settling Distributors (solely in their capacity as parents or shareholders of the applicable Settling Distributor with respect to Covered Conduct); and (6) any insurer of any Settling Distributor or any person or entity otherwise described in subsections (1)-(5) (solely in its role as insurer of such person or entity and subject to the last sentence of Section XI.C). Any person or entity described in subsections (3)-(6) shall be a Released Entity solely in the capacity described in such clause and shall not be a Released Entity with respect to its conduct in any other capacity. For the avoidance of doubt, CVS Health Corp., Walgreens Boots Alliance, Inc., and Walmart Inc. (collectively, the "Pharmacies") are not Released Entities, nor are their direct or indirect past or present subsidiaries, divisions, predecessors, successors, assigns, joint ventures, shareholders, officers, directors, members, trustees, or employees (shareholders, officers, directors, members, trustees, and employees for actions related to their work for, employment with, or involvement with the Pharmacies) Released Entities. Notwithstanding the prior sentence, any joint venture or past or present subsidiary of a Settling Distributor is a Released Entity, including any joint venture between a Settling Distributor or any Settling Distributor's subsidiary and a Pharmacy (or any subsidiary of a Pharmacy); provided, however, that any joint venture partner of a Settling Distributor or a Settling Distributor's subsidiary is not a Released Entity unless it falls within subsections (1)-(6) above. Lists of Settling Distributors' subsidiaries, joint ventures, and predecessor entities are appended to this Agreement as Exhibit J. With respect to joint ventures (including predecessor entities), only entities listed on Exhibit J are Released Entities. With respect to wholly-owned subsidiaries (including predecessor entities), Exhibit J represents a good faith effort by the Settling Distributors to list all such entities, but any and all wholly-owned subsidiaries (including predecessor entities) of any Settling Distributor are Released Entities, whether or not they are listed on Exhibit J. For the avoidance of doubt, any entity acquired, or joint venture entered into, by a Settling Distributor after the Reference Date is not a Released Entity.

III.                          "Releasors." With respect to Released Claims, (1) each Settling State; (2) each Participating Subdivision; and (3) without limitation and to the maximum extent of the

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power of each Settling State's Attorney General and/or Participating Subdivision to release Claims, (a) the Settling State's and Participating Subdivision's departments, agencies, divisions, boards, commissions, Subdivisions, districts, instrumentalities of any kind and attorneys, including its Attorney General, and any person in his or her official capacity whether elected or appointed to serve any of the foregoing and any agency, person, or other entity claiming by or through any of the foregoing, (b) any public entities, public instrumentalities, public educational institutions, unincorporated districts, fire districts, irrigation districts, and other Special Districts in a Settling State, and (c) any person or entity acting in a parens patriae, sovereign, quasi- sovereign, private attorney general, qui tam, taxpayer, or other capacity seeking relief on behalf of or generally applicable to the general public with respect to a Settling State or Subdivision in a Settling State, whether or not any of them participate in this Agreement. The inclusion of a specific reference to a type of entity in this definition shall not be construed as meaning that the entity is not a Subdivision. Each Settling State's Attorney General represents that he or she has or has obtained (or will obtain no later than the Initial Participation Date) the authority set forth in Section XI.G. In addition to being a Releasor as provided herein, a Participating Subdivision shall also provide the Subdivision Settlement Participation Form referenced in Section VII providing for a release to the fullest extent of the Participating Subdivision's authority.

JJJ.                     "Revocation Event." With respect to a Bar, Settlement Class Resolution, or Case-Specific Resolution, a revocation, rescission, reversal, overruling, or interpretation that in any way limits the effect of such Bar, Settlement Class Resolution, or Case-Specific Resolution on Released Claims, or any other action or event that otherwise deprives the Bar, Settlement Class Resolution, or Case-Specific Resolution of force or effect in any material respect.

KKK.                     "Settlement Class Resolution." A class action resolution in a court of competent jurisdiction in a Settling State (that is not successfully removed to federal court) with respect to a class of Subdivisions in that State that (1) conforms with that Settling State's statutes, case law, and rules of procedure regarding class actions; (2) is approved and entered as an order of a court of competent jurisdiction in that State and such order has become a Final Order; (3) is binding on all Non-Participating Subdivisions in that State (other than opt outs as permitted under the next sentence); (4) provides that all such Non-Participating Subdivisions may not bring any Released Claims against any Released Entities, whether on the ground of this Agreement (or the releases herein) or otherwise; and (5) does not impose any costs or obligations on Settling Distributors other than those provided for in this Agreement, or contain any provision inconsistent with any provision of this Agreement. If applicable state law requires that opt-out rights be afforded to members of the class, a class action resolution otherwise meeting the foregoing requirements shall qualify as a Settlement Class Resolution unless Subdivisions collectively representing more than one percent (1%) of the total population of that State opt out. In seeking certification of any Settlement Class, the applicable State and Participating Subdivisions shall make clear that certification is sought solely for settlement purposes and shall have no applicability beyond approval of the settlement for which certification is sought. Nothing in this Agreement constitutes an admission by any Party that class certification would be appropriate for litigation purposes in any case or for purposes unrelated to this Agreement.

LLL.                     "Settlement Fund." The interest-bearing fund established pursuant to this Agreement into which the Annual Payments are made under Section IV.

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MMM.                     "Settlement Fund Administrator." The entity that annually determines the Annual Payment (including calculating Incentive Payments pursuant to Section IV and any amounts subject to suspension, offset, or reduction pursuant to Section XII and Section XIII), annually determines the Participation Tier pursuant to Section VIII.C, administers the Settlement Fund, and distributes amounts into the Abatement Accounts Fund, State Fund, and Subdivision Fund pursuant to this Agreement. The duties of the Settlement Fund Administrator shall be governed by this Agreement. Prior to the Initial Participation Date, the Settling Distributors and the Enforcement Committee shall agree to selection and removal processes for and the identity of the Settlement Fund Administrator, and a detailed description of the Settlement Fund Administrator's duties and responsibilities, including a detailed mechanism for paying the Settlement Fund Administrator's fees and costs, all of which shall be appended to the Agreement as Exhibit L.

NNN.                     "Settlement Fund Escrow." The interest-bearing escrow fund established pursuant to this Agreement to hold disputed or suspended payments made under this Agreement, and to hold the first Annual Payment until the Effective Date.

OOO.                     "Settlement Payment Schedule." The schedule attached to this Agreement as Exhibit M.

PPP.                     "Settlement Prepayment." As defined in Section IV.J.1.

QQQ.                     "Settlement Prepayment Reduction Schedule." As defined in Section IV.J.1.

RRR.                     "Settling Distributors." McKesson Corporation, Cardinal Health, Inc., and AmerisourceBergen Corporation (each, a "Settling Distributor").

SSS.                     "Settling State." A State that has entered into this Agreement with all Settling Distributors and delivers executed releases in accordance with Section VIII.A.

TTT.                     "State." With the exception of West Virginia, which has addressed its claims separately and is excluded from participation in this Agreement, the states, commonwealths, and territories of the United States of America, as well as the District of Columbia. The 55 States are listed in Exhibit F. Additionally, the use of non-capitalized "state" to describe something (e.g., "state court") shall also be read to include parallel entities in commonwealths, territories, and the District of Columbia (e.g., "territorial court").

UUU.                     "State Fund." The component of the Settlement Fund described in Section V.C.

VVV.                     "State-Subdivision Agreement." An agreement that a Settling State reaches with the Subdivisions in that State regarding the allocation, distribution, and/or use of funds allocated to that State and to its Subdivisions. A State-Subdivision Agreement shall be effective if approved pursuant to the provisions of Exhibit O or if adopted by statute. Preexisting agreements addressing funds other than those allocated pursuant to this Agreement shall qualify if the approval requirements of Exhibit O are met. A State and its Subdivisions may revise a State-Subdivision Agreement if approved pursuant to the provisions of Exhibit O, or if such revision is adopted by statute.

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WWW.                     "Statutory Trust." A trust fund established by state law to receive funds allocated to a Settling State's Abatement Accounts Fund and restrict any expenditures made using funds from such Settling State's Abatement Accounts Fund to Opioid Remediation, subject to reasonable administrative expenses. A State may give a Statutory Trust authority to allocate one (1) or more of the three (3) types of funds comprising such State's Settlement Fund, but this is not required.

XXX.       "Subdivision." Any (1) General Purpose Government (including, but not limited to, a municipality, county, county subdivision, city, town, township, parish, village, borough, gore, or any other entities that provide municipal-type government), School District, or Special District within a State, and (2) any other subdivision or subdivision official or sub-entity of or located within a State (whether political, geographical or otherwise, whether functioning or non-functioning, regardless of population overlap, and including, but not limited to, Nonfunctioning Governmental Units and public institutions) that has filed a lawsuit that includes a Released Claim against a Released Entity in a direct, parens patriae, or any other capacity. "General Purpose Government," "School District," and "Special District" shall correspond to the "five basic types of local governments" recognized by the U.S. Census Bureau and match the 2017 list of Governmental Units.2 The three (3) General Purpose Governments are county, municipal, and township governments; the two (2) special purpose governments are School Districts and Special Districts.3 "Fire District," "Health District," "Hospital District," and "Library District" shall correspond to categories of Special Districts recognized by the U.S. Census Bureau.4 References to a State's Subdivisions or to a Subdivision "in," "of," or "within" a State include Subdivisions located within the State even if they are not formally or legally a sub-entity of the State; provided, however, that a "Health District" that includes any of the following words or phrases in its name shall not be considered a Subdivision: mosquito, pest, insect, spray, vector, animal, air quality, air pollution, clean air, coastal water, tuberculosis, and sanitary.

YYY.                     "Subdivision Allocation Percentage." The portion of a Settling State's Subdivision Fund set forth in Exhibit G that a Subdivision will receive pursuant to Section V.C or Section V.D if it becomes a Participating Subdivision. The aggregate Subdivision Allocation Percentage of all Subdivisions receiving a Subdivision Allocation Percentage in each State shall equal one hundred percent (100%). Immediately upon the effectiveness of any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3 (or upon the effectiveness of an amendment to any State-Subdivision Agreement,

2 https://www.census.gov/data/datasets/2017/econ/gus/public-use-files.html

3 E.g., U.S. Census Bureau, "Technical Documentation: 2017 Public Use Files for State and Local Government Organization" at 7 (noting that "the Census Bureau recognizes five basic types of local governments," that three of those are "general purpose governments" (county governments, municipal governments, and township governments), and that the other two are "school district and special district governments"), https://www2.census.gov/programs-surveys/gus/datasets/2017/2017_gov_org_meth_tech_doc.pdf.

4 A list of 2017 Government Units provided by the Census Bureau identifies 38,542 Special Districts and categorizes them by "FUNCTION_NAME." "Govt_Units_2017_Final" spreadsheet, "Special District" sheet, included in "Independent Governments - list of governments with reference information," https://www.census.gov/data/datasets/2017/econ/gus/public-use-files.html. As used herein, "Fire District" corresponds to Special District function name "24 - Local Fire Protection," "Health District" corresponds to Special District function name "32 - Health," "Hospital District" corresponds to Special District function name "40 - Hospitals," and "Library District" corresponds to Special District function name "52 - Libraries." See id.

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Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3) that addresses allocation from the Subdivision Fund, or upon any, whether before or after the Initial Participation Date, Exhibit G will automatically be amended to reflect the allocation from the Subdivision Fund pursuant to the State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3. The Subdivision Allocation Percentages contained in Exhibit G may not change once notice is distributed pursuant to Section VII.A, except upon the effectiveness of any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3 (or upon the effectiveness of an amendment to any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3) that addresses allocation from the Subdivision Fund. For the avoidance of doubt, no Subdivision not listed on Exhibit G shall receive an allocation from the Subdivision Fund and no provision of this Agreement shall be interpreted to create such an entitlement.

ZZZ.                     "Subdivision Fund." The component of the Settlement Fund described in Section V.C.

AAAA.                     "Subdivision Settlement Participation Form." The form attached as Exhibit K that Participating Subdivisions must execute and return to the Settlement Fund Administrator.

BBBB.                     "Suspension Amount." The amount calculated as follows: the per capita amount corresponding to the applicable Participation Tier as set forth in Exhibit D multiplied by the population of the Later Litigating Subdivision.

CCCC.                     "Suspension Cap." The amount calculated as follows: the suspension percentage corresponding to the applicable Participation Tier as set forth in Exhibit D multiplied by the amount of the relevant Annual Payment apportioned to the State of the Later Litigating Subdivision and to Subdivisions in that State in each year of the suspension.

DDDD.                     "Suspension Deadline." With respect to a lawsuit filed by a Later Litigating Subdivision asserting a Released Claim, the deadline set forth in Exhibit D corresponding to the applicable Participation Tier.

EEEE.                     "Threshold Motion." A motion to dismiss or equivalent dispositive motion made at the outset of litigation under applicable procedure. A Threshold Motion must include as potential grounds for dismissal any applicable Bar or the relevant release by a Settling State or Participating Subdivision provided under this Agreement and, where appropriate under applicable law, any applicable limitations defense.

FFFF.                     "Tribal/W. Va. Subdivision Credit." The Tribal/W. Va. Subdivision Credit shall equal 2.58% of the Global Settlement Abatement Amount.

GGGG.                     "Trigger Date." In the case of a Primary Subdivision, the Reference Date. In the case of all other Subdivisions, the Preliminary Agreement Date.

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II.	Participation by States and Condition to Preliminary Agreement

A.                 Notice to States. On July 22, 2021 this Agreement shall be distributed to all States. The States' Attorneys General shall then have a period of thirty (30) calendar days to decide whether to become Settling States. States that determine to become Settling States shall so notify the National Association of Attorneys General and Settling Distributors and shall further commit to obtaining any necessary additional State releases prior to the Reference Date. This notice period may be extended by written agreement of the Settling Distributors and the Enforcement Committee.

B.                 Condition to Preliminary Agreement. Following the notice period set forth in Section II.A above, the Settling Distributors shall determine on or before the Preliminary Agreement Date whether, in their sole discretion, enough States have agreed to become Settling States to proceed with notice to Subdivisions as set forth in Section VII below. If the Settling Distributors determine that this condition has been satisfied, and that notice to the Litigating Subdivisions should proceed, they will so notify the Settling States by providing notice to the Enforcement Committee and Settlement Fund Administrator on the Preliminary Agreement Date. If the Settling Distributors determine that this condition has not been satisfied, they will so notify the Settling States by providing notice to the Enforcement Committee and Settlement Fund Administrator, and this Agreement will have no further effect and all releases and other commitments or obligations contained herein will be void.

C.                 Later Joinder by States. After the Preliminary Agreement Date, a State may only become a Settling State with the consent of the Settling Distributors, in their sole discretion. If a State becomes a Settling State more than sixty (60) calendar days after the Preliminary Agreement Date, but on or before January 1, 2022, the Subdivisions in that State that become Participating Subdivisions within ninety (90) calendar days of the State becoming a Settling State shall be considered Initial Participating Subdvisions. A State may not become a Settling State after January 1, 2022.

D.                 Litigation Activity. Following the Preliminary Agreement Date, States that determine to become Settling States shall make best efforts to cease litigation activity against Settling Distributors, including by jointly seeking stays or severance of claim against the Settling Distributors, where feasible, and otherwise to minimize such activity by means of agreed deadline extensions and agreed postponement of depositions, document productions, and motion practice if a motion to stay or sever is not feasible or is denied.

III.	Injunctive Relief

A.                 Injunctive Relief. As part of the Consent Judgment, the Parties agree to the entry of the injunctive relief terms attached in Exhibit P.

IV.	Settlement Payments

A.                 Settlement Fund. All payments under this Section IV shall be made into the Settlement Fund, except that, where specified, they shall be made into the Settlement Fund Escrow. The Settlement Fund shall be allocated and used only as specified in Section V.

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B.                 Annual Payments. The Settling Distributors shall make eighteen (18) Annual Payments, each comprised of base and incentive payments as provided in this Section IV, as well as fifty percent (50%) of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund as provided in Section V.C.5, and as determined by the Settlement Fund Administrator as set forth in this Agreement.

1.                   All data relevant to the determination of the Annual Payment and allocations to Settling States and their Participating Subdivisions listed on Exhibit G shall be submitted to the Settlement Fund Administrator no later than sixty (60) calendar days prior to the Payment Date for each Annual Payment. The Settlement Fund Administrator shall then determine the Annual Payment, the amount to be paid to each Settling State and its Participating Subdivisions included on Exhibit G, and the amount of any Settlement Fund Administrator costs and fees, all consistent with the provisions in Exhibit L, by:

a.                   determining, for each Settling State, the amount of base and incentive payments to which the State is entitled by applying the criteria under Section IV.D, Section IV.E, and Section IV.F;

b.                   applying any suspensions, offsets, or reductions as specified under Section IV, Section XII, and Section XIII;

c.                   applying any adjustment required as a result of prepayment or significant financial constraint, as specified under Section IV.J and Section IV.K;

d.                   determining the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund, as well as the amounts, if any, of such costs and fees owed by Settling Distributors and out of the Settlement Fund pursuant to Section V.C.5;

e.                   determining the total amount owed by Settling Distributors (including any amounts to be held in the Settlement Fund Escrow pending resolution of a case by a Later Litigating Subdivision as described in Section XII) to all Settling States and the Participating Subdivisions listed on Exhibit G; and

f.                    the Settlement Fund Administrator shall then allocate, after subtracting the portion of any Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5, the Annual Payment pursuant to Section V.C and Section V.D among the Settling States, among the separate types of funds for each Settling State (if applicable), and among the Participating Subdivisions listed on Exhibit G.

2.                   The Settlement Fund Administrator shall also apply the allocation percentages set forth in Section IV.I and determine for each Settling Distributor the amount of its allocable share of the Annual Payment. For the avoidance of doubt, each Settling Distributor's liability for its share of the Annual Payment is several, and not joint.

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3.                   As soon as possible, but no later than fifty (50) calendar days prior to the Payment Date for each Annual Payment and following the determination described in Section IV.B.1 and Section IV.B.2, the Settlement Fund Administrator shall give notice to the Settling Distributors, the Settling States, and the Enforcement Committee of the amount of the Annual Payment (including the amount of the Settlement Fund to be allocated to the Settlement Fund Administrator in costs and fees pursuant to Section V.C.5), the amount to be received by each Settling State, the amount to be received by the separate types of funds for each Settling State (if applicable), and the amount to be received by each Settling State's Participating Subdivisions listed on Exhibit G. The Settlement Fund Administrator shall also give notice to each Settling Distributor of the amount of its allocable share of the Annual Payment, including its allocable share of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund pursuant to Section V.C.5.

4.                   Within twenty-one (21) calendar days of the notice provided by the Settlement Fund Administrator, any party may dispute, in writing, the calculation of the Annual Payment (including the amount allocated for Settlement Fund Administrator costs and fees), or the amount to be received by a Settling State and/or its Participating Subdivisions listed on Exhibit G. Such disputing party must provide a written notice of dispute to the Settlement Fund Administrator, the Enforcement Committee, any affected Settling State, and the Settling Distributors identifying the nature of the dispute, the amount of money that is disputed, and the Settling State(s) affected.

5.                   Within twenty-one (21) calendar days of the sending of a written notice of dispute, any affected party may submit a response, in writing, to the Settlement Fund Administrator, the Enforcement Committee, any affected Settling State, and the Settling Distributors identifying the basis for disagreement with the notice of dispute.

6.                   If no response is filed, the Settlement Fund Administrator shall adjust the amount calculated consistent with the written notice of dispute, and each Settling Distributor shall pay its allocable share of the adjusted amount, collectively totaling that year's Annual Payment, on the Payment Date. If a written response to the written notice of dispute is timely sent to the Settlement Fund Administrator, the Settlement Fund Administrator shall notify the Settling Distributors of the preliminary amount to be paid, which shall be the greater of the amount originally calculated by the Settling Administrator or the amount that would be consistent with the notice of dispute, provided, however, that in no circumstances shall the preliminary amount to be paid be higher than the maximum amount of Base and Incentive Payments A and D for that Payment Year as set forth on Exhibit M. For the avoidance of doubt, a transfer of suspended payments from the Settlement Fund Escrow pursuant to Section XII.A.2 does not count toward determining whether the amount to be paid is higher than the maximum amount of Base and Incentive Payments A and D for that Payment Year as set forth on Exhibit M.

7.                   The Settlement Fund Administrator shall place any disputed amount of the preliminary amount paid by the Settling Distributors into the Settlement Fund Escrow and shall disburse any undisputed amount to each Settling State and its Participating

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Subdivisions listed on Exhibit G within fifteen (15) calendar days of the Payment Date or at such later time as directed by each Settling State.

8.                   Disputes described in this subsection shall be resolved in accordance with the terms of Section VI.F.

9.                   For the avoidance of doubt, no Subdivision not listed on Exhibit G shall receive an allocation from the Subdivision Fund and no provision of this Agreement shall be interpreted to create such an entitlement.

C.                 Procedure for Annual Payment in Payment Years 1 and 2. The process described in Section IV.B shall not apply to Payment Years 1 and 2. The procedure in lieu of Section IV.B.1 for Payment Years 1 and 2 is as set forth below:

1.                   The Payment Date for Payment Year 1 is September 30, 2021. Provided that the condition set forth in Section II.B has been satisfied, on or before such date, the Settling Distributors shall pay into the Settlement Fund Escrow the total amount of the base payment, Incentive Payment A for the Settling States (the amount specified in Exhibit M for Payment Year 1 reduced by the allocable share of any Non-Settling States), and the Settling Distributors' allocable share of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund pursuant to Section V.C.5. In the event that, in accordance with the terms of Section VIII.A, the Settling Distributors determine not to proceed with the Settlement, or the Settlement does not become effective for any other reason, the funds held in the Settlement Fund Escrow shall immediately revert to the Settling Distributors. If the condition set forth in Section VIII.A is met, the Settlement Fund Administrator shall allocate the Annual Payment, after subtracting the portion of Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5, pursuant to Section V.C and Section V.D among the Settling States and their Participating Subdivisions listed on Exhibit G. The portion of any Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5 shall be available to the Settlement Fund Administrator for the payment of such costs and fees immediately. The remainder of the Annual Payment for Payment Year 1 shall be transferred by the Settlement Fund Administrator on the Effective Date from the Settlement Fund Escrow to the Settlement Fund and then to each Settling State and to its Initial Participating Subdivisions included on Exhibit G; provided, however, that for any Settling State where the Consent Judgment has not been entered as of the Effective Date, the funds allocable to that Settling State and its Participating Subdivisions included on Exhibit G shall not be transferred from the Settlement Fund Escrow or disbursed until ten (10) calendar days after the entry of the Consent Judgment in that State; and, provided, further, the Settlement Fund Administrator shall leave in the Settlement Fund Escrow funds allocated to Subdivisions included on Exhibit G that are not Initial Participating Subdivisions. Should such a Subdivision become a Participating Subdivision between the Initial Participation Date and the Effective Date, the allocation for such Participating Subdivision shall be transferred to the Settlement Fund and paid to the Participating Subdivision at the same time as Initial Participating Subdivisions in that State are paid.

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2.                   The Payment Date for Payment Year 2 is July 15, 2022. On or before such date, the Settling Distributors shall pay into the Settlement Fund the total amount of the base payment, Incentive Payment A for the Settling States (the amount specified in Exhibit M for Payment Year 2 reduced by the allocable share of any Non-Settling States), and the Settling Distributors' allocable share of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund pursuant to Section V.C.5. The portion of any Settlement Fund Administrator costs and fees owed out of funds from the Settlement Fund pursuant to Section V.C.5 shall be available to the Settlement Fund Administrator for the payment of such costs and fees immediately. The Settlement Fund Administrator shall disburse the remaining amounts to each Settling State and to its Participating Subdivisions included on Exhibit G within fifteen (15) calendar days of the Payment Date or at such later time as directed by each Settling State. If a Settling State enacts a legislative Bar after the Initial Participation Date, but before July 15, 2022, a Subdivision that meets the requirements for becoming a Participating Subdivision under Section VII prior to July 15, 2022 (but was not an Initial Participating Subdivision) shall be eligible to receive its allocated share (if any) for Payment Year 2, and it shall also receive any amounts allocated to it for Payment Year 1 from the Settlement Fund Escrow.

3.                   Any amounts remaining in the Settlement Fund Escrow for allocations to Subdivisions listed on Exhibit G that have not become Participating Subdivisions after all payments for Payment Year 2 are disbursed shall be transferred to the Settlement Fund and disbursed to the appropriate sub-funds in each Settling State pursuant to Section V.D.5.

4.                     Any disputes as to the allocation of the Annual Payments in Payment Years 1 and 2 shall be resolved pursuant to the process set forth in Section IV.B.3 through Section IV.B.8, except that in Payment Year 1, the Settlement Fund Administrator shall have until ten (10) calendar days after the Initial Participation Date to give notice of the amount to be received by each Settling State, the amount to be received by the separate types of funds for each Settling State (if applicable), and the amount to be received by each Initial Participating Subdivision in the Settling States that is listed on Exhibit G.

D.                 Payment Date for Subsequent Payment Years. The Payment Date for Payment Year 3 and successive Payment Years is July 15 of the third and successive years and the Annual Payment shall be made pursuant to the process set forth in Section IV.B, except that, with respect to Payment Year 3, Settling States shall have up to the Payment Date to become eligible for Incentive Payment A and thus avoid the reductions set forth in Section XIII. If a Settling State enacts a Bar less than sixty (60) calendar days before the Payment Date for Payment Year 3, each Settling Distributor shall pay, within thirty (30) calendar days of the Payment Year 3 Payment Date, its allocable share, pursuant to Section IV.I, of the difference between the Annual Payment as calculated by the Settlement Fund Administrator and the amount that would have been owed had the Settlement Fund Administrator taken the Bar into account.

E.                  Base Payments. Subject to the suspension, reduction, and offset provisions set forth in Section XII and Section XIII, the Settling Distributors shall collectively make base

FINAL AGREEMENT 3.25.22

payments equal to fifty-five percent (55%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States. These payments will be due in installments consistent with Exhibit M over the eighteen (18) Payment Years and as adjusted by the Settlement Fund Administrator pursuant to the provisions in Section IV, Section XII, and Section XIII.

F.         Incentive Payments. Subject to the suspension, offset, and reduction provisions set forth in Section XII and Section XIII, the Settling Distributors shall collectively make potential additional incentive payments totaling up to a maximum of forty-five percent (45%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States, with the actual amount depending on whether and the extent to which the criteria set forth below are met in each Settling State. The incentive payments shall be divided among four (4) categories, referred to as Incentive Payments A-D. Incentive Payments A-C will be due in installments over the eighteen (18) Payment Years, and Incentive Payment D will be due in installments over thirteen (13) years beginning with Payment Year 6. The total amount of incentive payments in an Annual Payment shall be the sum of the incentive payments for which individual Settling States are eligible for that Payment Year under the criteria set forth below. The incentive payments shall be made with respect to a specific Settling State based on its eligibility for that year under the criteria set forth below.

1.                   Incentive Payment A. Incentive Payment A shall be equal to forty percent (40%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States, provided all Settling States satisfy the requirements of Incentive Payment A. Incentive Payment A will be due to a Settling State as part of the Annual Payment in each of the eighteen (18) Payment Years that a Settling State is eligible for Incentive Payment A and shall equal a total potential maximum of $7,421,605,477 if all States are eligible for all eighteen (18) Payment Years. Each Settling State's share of Incentive Payment A in a given year, provided that Settling State is eligible, shall equal the total maximum amount available for Incentive Payment A for that year as reflected in Exhibit M times the Settling State's Overall Allocation Percentage. Eligibility for Incentive Payment A is as follows:

a.                   For the Payment Years 1 and 2, all Settling States are deemed eligible for Incentive Payment A.

b.                   For each Payment Year other than Payment Years 1 and 2, a Settling State is eligible for Incentive Payment A if, as of sixty (60) calendar days prior to the Payment Date (except that in Payment Year 3, this date is as of the Payment Date), (i) there is a Bar in that State in full force and effect, (ii) there is a Settlement Class Resolution in that State in full force and effect, (iii) the Released Claims of all of the following entities are released through the execution of Subdivision Settlement Participation Forms, or there is a Case-Specific Resolution against such entities: all Primary Subdivisions, Litigating Subdivisions, School Districts with a K-12 student enrollment of at least 25,000 or .10% of a State's population, whichever is greater, and Health Districts and Hospital Districts that have at least one hundred twenty-five (125) hospital beds in one or more hospitals rendering services in that district; or (iv) a combination of

FINAL AGREEMENT 3.25.22

the actions in clauses (i)-(iii) has achieved the same level of resolution of Claims by Subdivisions (e.g., a Bar against future litigation combined with full joinder by Litigating Subdivisions). For the avoidance of doubt, subsection (iv) cannot be satisfied unless all Litigating Subdivisions are Participating Subdivisions or there is a Case-Specific Resolution against any such Subdivisions that are not Participating Subdivisions. The Settling Distributors and the Enforcement Committee shall meet and confer in order to agree on data sources for purposes of this Section prior to the Preliminary Agreement Date.

c.         Notwithstanding Section IV.F.1.b, for each Payment Year other than Payment Years 1 and 2, a Settling State that is not eligible for Incentive Payment A as of the Incentive Payment Final Eligibility Date shall not be eligible for Incentive Payment A for that Payment Year or any subsequent Payment Years.

d.         If the Settling Distributors made a payment under Incentive Payment A solely on the basis of a Bar or Settlement Class Resolution in a Settling State and that Bar or Settlement Class Resolution is subsequently removed, revoked, rescinded, reversed, overruled, interpreted in a manner to limit the scope of the release, or otherwise deprived of force or effect in any material respect, that Settling State shall not be eligible for Incentive Payment A thereafter, unless the State requalifies for Incentive Payment A through any method pursuant to Section IV.F.1.b, in which case the Settling State shall be eligible for Incentive Payment A less any litigation fees and costs incurred by Settling Distributor in the interim, except that, if the re-imposition occurs after the completion of opening statements in a trial involving a Released Claim, the Settling State shall not be eligible for Incentive Payment A (unless this exception is waived by the Settling Distributors).

e.         In determining the amount of Incentive Payment A that Settling Distributors will pay in a Payment Year and each Settling State's share, if any, of Incentive Payment A for that Payment Year, the Settlement Fund Administrator shall: (i) identify all Settling States that are eligible for Incentive Payment A; (ii) multiply the Overall Allocation Percentage for each such eligible Settling State by the maximum amount that Settling Distributors could owe with respect to Incentive Payment A for that Payment Year as listed on Exhibit M. The amount calculated in (ii) shall be the amount allocated to a Settling State eligible for Incentive Payment A for that Payment Year and the aggregate of each such amount for Settling States eligible for Incentive Payment A shall be the amount of Incentive Payment A Settling Distributors are obligated to pay in that Payment Year, all such amounts subject to the suspension, offset, and reduction provisions in Section XII and Section XIII.

2.         Incentive Payment B. Incentive Payment B shall be available to Settling States that are not eligible for Incentive Payment A for the applicable Payment Year. Incentive Payment B shall be equal to up to twenty-five percent (25%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the

FINAL AGREEMENT 3.25.22

Settling States. Incentive Payment B will be due to a Settling State as part of the Annual Payment in each of the eighteen (18) Payment Years that a Settling State is eligible for Incentive Payment B and equal a total potential maximum of $4,638,503,423 if all States are eligible for all eighteen (18) Payment Years. Each Settling State's maximum share of Incentive Payment B in a given year shall equal the total maximum amount available for Incentive Payment B for that year as reflected in Exhibit M times the Settling State's Overall Allocation Percentage. Eligibility for Incentive Payment B is as follows:

a.         A Settling State is not eligible for Incentive Payment B for a Payment Year for which it is eligible for Incentive Payment A.

b.         Subject to Section IV.F.2.a, the amount of Incentive Payment B for which a Settling State is eligible in a Payment Year shall be a percentage of that State's maximum share of Incentive Payment B based on the extent to which (A) Litigating Subdivisions in the State are Participating Subdivisions or (B) there is a Case-Specific Resolution against Litigating Subdivisions in the State, collectively, "Incentive B Eligible Subdivisions." The percentage of the State's maximum share of Incentive Payment B that the State is eligible for in a Payment Year shall be determined according to the table below:

Percentage of Litigating Subdivision Population that is Incentive B Eligible Subdivision Population[5]	Incentive Payment B Eligibility Percentage
Up to 85%	0%
85%+	30%
86+	40%
91+	50%
95+	60%
99%+	95%
100%	100%

5 The "Percentage of Litigating Subdivision Population that is Incentive B Eligible Subdivision Population" shall be determined by the aggregate population of the Settling State's Litigating Subdivisions that are Incentive B Eligible Subdivisions divided by the aggregate population of the Settling State's Litigating Subdivisions. In calculating the Settling State's population that resides in Litigating Subdivisions, (a) the population of the Settling State's Litigating Subdivisions shall be the sum of the population of all Litigating Subdivisions in the Settling State, notwithstanding that persons may be included within the population of more than one Litigating Subdivision, and (b) the population that resides in Incentive B Eligible Subdivisions shall be the sum of the population of the Incentive B Eligible Subdivisions, notwithstanding that persons may be included within the population of more than one Incentive B Eligible Subdivision. An individual Litigating Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit; provided, however, that for the avoidance of doubt, no Litigating Subdivision will be excluded from the numerator or denominator under this sentence unless a Litigating Subdivision otherwise counted in the denominator has the authority to release the Claims (consistent with Section XI) of the Litigating Subdivision to be excluded. For the avoidance of doubt, a Settling State in which the population that resides in Incentive B Eligible Subdivisions is less than eighty-five percent (85%) of the population of Litigating Subdivisions shall not be eligible for any portion of Incentive Payment B.

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c.         In determining the amount that Settling Distributors will pay in a Payment Year under Incentive Payment B and each Settling State's share of Incentive Payment B for that Payment Year, the Settlement Fund Administrator shall: (i) identify all States that are eligible for Incentive Payment B because they are ineligible for Incentive Payment A; (ii) determine the Incentive Payment B eligibility percentage for each such Settling State; (iii) multiply the Incentive Payment B eligibility percentage for each such State by the Overall Allocation Percentage of that State; (iv) multiply the product from (iii) by the maximum amount that Settling Distributors could owe under Incentive Payment B for that Payment Year from Exhibit M. The amount calculated in (iv) shall be the amount allocated to a Settling State eligible for Incentive Payment B for that Payment Year, and the aggregate of such amounts for Settling States eligible for Incentive Payment B shall be the amount paid for that Payment Year by Settling Distributors with respect to Incentive Payment B, all such amounts subject to the suspension, offset, and reduction provisions in Section XII and Section XIII. If there are no Litigating Subdivisions in a Settling State, and that Settling State is otherwise eligible for Incentive Payment B, that Settling State will receive its full allocable share of Incentive Payment B.

d.         A Settling State's eligibility for Incentive Payment B for a Payment Year shall be determined as of sixty (60) calendar days prior to the Payment Date for that Payment Year; provided that the percentage of Incentive Payment B for which a Settling State is eligible as of the Incentive Payment Final Eligibility Date shall cap its eligibility for that Payment Year and all subsequent Payment Years.

3.         Incentive Payment C. Incentive Payment C shall be available to Settling States that are not eligible for Incentive Payment A for a Payment Year, including to Settling States that are also eligible for Incentive Payment B. Incentive Payment C shall be equal to up to fifteen percent (15%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States. Incentive Payment C will be due to a Settling State as part of the Annual Payment in each of the eighteen (18) Payment Years that a Settling State is eligible for Incentive Payment C and equal a total potential maximum of $2,783,102,054 if all States are eligible for all eighteen (18) Payment Years. Each Settling State's maximum share of Incentive Payment C in a given year shall equal the total maximum amount available for Incentive Payment C for that year as reflected in Exhibit M multiplied by the Settling State's Overall Allocation Percentage. Eligibility for Incentive Payment C is as follows:

a.         A Settling State is not eligible for Incentive Payment C for a Payment Year in which it is eligible for Incentive Payment A.

b.         Subject to Section IV.F.3.a, the amount of Incentive Payment C for which a Settling State is eligible in a Payment Year shall be a percentage of the State's maximum share of Incentive Payment C based on the extent to which (A) Non-Litigating Subdivisions that are Primary Subdivisions with a population

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over 30,000 and Litigating Subdivisions in the State are Participating Subdivisions or (B) there is a Case-Specific Resolution against Non-Litigating Subdivisions that are Primary Subdivisions with a population over 30,000 and Litigating Subdivisions in the State, collectively, "Incentive C Eligible Subdivisions." The percentage of the State's maximum share of Incentive Payment C that the State is eligible for in a Payment Year shall be determined according to the table below:

Percentage of Relevant Subdivision Population that is Incentive C Eligible Population[6]	Incentive Payment C Eligibility Percentage
Up to 60%	0%
60%+	25%
70%+	35%
75%+	40%
80%+	45%
85%+	55%
90%+	60%
93%+	65%
94%+	75%
95+	90%
98+	95%
100%	100%

c.         In determining the amount that Settling Distributors will pay in a Payment Year under Incentive Payment C and each Settling State's share of Incentive Payment C for that Payment Year, the Settlement Fund Administrator shall: (i) identify all States that are eligible for Incentive Payment C because they are ineligible for Incentive Payment A; (ii) determine the Incentive Payment C eligibility percentage for each such Settling State; (iii) multiply the Incentive Payment C eligibility percentage for each such State by the Overall Allocation Percentage of that State; (iv) multiply the product from (iii) by the maximum

6 The "Percentage of Relevant Subdivision Population that is Incentive C Eligible Population" shall be determined by the aggregate population of the Settling State's Incentive C Eligible Subdivisions divided by the aggregate population of the Settling State's Non-Litigating Primary Subdivisions with a population over 30,000 and Litigating Subdivisions ("Incentive Payment C Subdivisions"). None of the population figures shall include Prior Litigating Subdivisions. In calculating the Settling State's population that resides in Incentive Payment C Subdivisions, (a) the population shall be the sum of the population of all Incentive Payment C Subdivisions in the Settling State, notwithstanding that persons may be included within the population of more than one Incentive Payment C Subdivision, and (b) the population that resides in Incentive C Eligible Subdivisions shall be the sum of the population of the Incentive C Eligible Subdivisions, notwithstanding that persons may be included within the population of more than one Incentive C Eligible Subdivision. An individual Incentive Payment C Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit. For the avoidance of doubt, a Settling State in which the population that resides in Incentive C Eligible Subdivisions is less than sixty percent (60%) of the population of Incentive Payment C Subdivisions shall not be eligible for any portion of Incentive Payment C.

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amount that Settling Distributors could owe under Incentive Payment C for that Payment Year from Exhibit M. The amount calculated in (iv) shall be the amount allocated to a Settling State eligible for Incentive Payment C for that Payment Year and the aggregate of such amounts for Settling States eligible for Incentive Payment C shall be the amount paid for that Payment Year by Settling Distributors with respect to Incentive Payment C, all such amounts subject to the suspension, offset, and reduction provisions in Section XII and Section XIII. If there are no Litigating Subdivisions or Non-Litigating Subdivisions that are Primary Subdivisions with a population of more than 30,000 in a Settling State, and that Settling State is otherwise eligible for Incentive Payment C, that Settling State will receive its full allocable share of Incentive Payment C.

d.         A Settling State's eligibility for Incentive Payment C for a Payment Year shall be determined as of sixty (60) calendar days prior to the Payment Date for that Payment Year; provided that the percentage of Incentive Payment C for which a Settling State is eligible as of the Incentive Payment Final Eligibility Date shall cap its eligibility for that Payment Year and all subsequent Payment Years.

4.         Incentive Payment D. Incentive Payment D shall be applied at Payment Year 6. Incentive Payment D shall be equal to five percent (5%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States. Incentive Payment D will be due to a Settling State as part of the Annual Payment for each of thirteen (13) Payment Years (from Payment Year 6 to Payment Year 18) that any Settling State is eligible for Incentive Payment D and equal a total potential maximum of $927,700,685 if all States are eligible for all thirteen (13) Payment Years. Each Settling State's share of Incentive Payment D in a given year shall equal the total maximum amount available for Incentive Payment D for that year as reflected in Exhibit M times the Settling State's Overall Allocation Percentage. Eligibility for Incentive Payment D is as follows:

a.         A Settling State is eligible for Incentive Payment D if there has been no Later Litigating Subdivision in that State that has had a Claim against a Released Entity survive more than six (6) months after denial in whole or in part of a Threshold Motion.

b.         A Settling State's eligibility for Incentive Payment D shall be determined as of sixty (60) calendar days prior to the Payment Date. If a Later Litigating Subdivision's lawsuit in that State survives more than six (6) months after denial in whole or in part of a Threshold Motion after that date, that State shall not be eligible for Incentive Payment D for the Payment Year in which that occurs and any subsequent Payment Year.

c.         Notwithstanding Section IV.F.4, a Settling State can become re- eligible for Incentive Payment D if the lawsuit that survived a Threshold Motion is dismissed pursuant to a later motion on grounds included in the Threshold Motion, in which case the Settling State shall be eligible for Incentive Payment D

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less any litigation fees and costs incurred by Settling Distributor in the interim, except that if the dismissal motion occurs after the completion of opening statements in such action, the Settling State shall not be eligible for Incentive Payment D.

d.         For the avoidance of doubt, a Settling State may be eligible for Incentive Payment D whether or not it is eligible for Incentive Payments A-C.

e.         In determining the amount of Incentive Payment D that Settling Distributors will pay in a Payment Year and each Settling State's share, if any, of Incentive Payment D for that Payment Year, the Settlement Fund Administrator shall: (i) identify all Settling States that are eligible for Incentive Payment D; (ii) multiply the Overall Allocation Percentage for each such eligible Settling State by the maximum amount that Settling Distributors could owe with respect to Incentive Payment D for that Payment Year listed on Exhibit M; and (iii) subtract any litigation fees and costs allowed to be deducted pursuant to Section IV.F.4.c. The amount calculated in (iii) shall be the amount allocated to a Settling State eligible for Incentive Payment D for that Payment Year and the aggregate of each such amount for Settling States eligible for Incentive Payment D shall be the amount of Incentive Payment D Settling Distributors are obligated to pay in that Payment Year, all such amounts subject to the suspension, reduction, and offset provisions in Section XII and Section XIII.

G.         Reductions/Offsets. The base and incentive payments are subject to suspension, offset, and reduction as provided in Section XII and Section XIII.

H.        State-Specific Agreements. Notwithstanding any other provision of this Agreement or any other agreement, in the event that: (1) the Settling Distributors enter into an agreement with any Settling State that resolves with finality such Settling State's Claims consistent with Section XI of this Agreement and such agreement has an effective date prior to the Effective Date of this Agreement (such agreement, a "State-Specific Agreement") and (2) pursuant to the terms of the State-Specific Agreement, any payments, or any portion thereof, made by the Settling Distributors thereunder are made in lieu of any payments (for the avoidance of doubt, including the Additional Restitution Amount), or any portion thereof, to be made under this Agreement and the Settling Distributors make such a payment pursuant to the State-Specific Agreement, then the Settling Distributors will reduce any payments allocable to such Settling State (whether made to the Settlement Fund Escrow or the Settlement Fund) made pursuant to this Agreement to the extent such amount was already paid pursuant to the terms of the State- Specific Agreement.

I.        Allocation of Payments among Settling Distributors. Payments due from the Settling Distributors under this Section IV, Section IX, and Section X will be allocated among the Settling Distributors as follows: McKesson - 38.1%; Amerisource - 31.0%; Cardinal - 30.9%. A Settling Distributor's sole responsibility for payments under this Agreement shall be to make its share of each payment. The obligations of the Settling Distributors in this Agreement are several and not joint. No Settling Distributor shall be responsible for any portion of another Settling Distributor's share.

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J.          Pre-payment Option.

1.          Any Settling Distributor shall have the right, subject to the limitations set forth in Section IV.J.3, to prepay any base payment or incentive payment in whole or in part, without premium or penalty (a "Settlement Prepayment") by providing at least fourteen (14) calendar days prior written notice to the Settlement Fund Administrator and Enforcement Committee (a "Prepayment Notice"). Any Prepayment Notice shall specify: (a) the gross amount of the Settlement Prepayment (the "Gross Settlement Amount"), (b) the manner in which such Settlement Prepayment shall be applied to reduce such Settling Distributor's future share of Annual Payments (i.e., to which future year(s) the allocable portion of an Annual Payment owed by such Settling Distributor the Settlement Prepayment should be applied) (such manner of application, a "Settlement Prepayment Reduction Schedule"), (c) the net present value of the Settlement Prepayment as of the Prepayment Date based on the Settlement Prepayment Reduction Schedule using a discount rate equal to the prime rate as published by the Wall Street Journal on the date of the Prepayment Notice plus 1.75% (such net present value amount, the "Net Settlement Prepayment Amount"), and (d) the date on which the prepayment will be made, which shall be no more than fifteen (15) calendar days after the date of the Prepayment Notice (the "Prepayment Date").

2.         On the Prepayment Date the Settling Distributor shall pay the Net Settlement Prepayment Amount to the Settlement Fund and such amount shall be used only as specified in Section V. Following such payment, all future portions of the Annual Payments allocated to the applicable Settling Distributor under Section IV.E and Section IV.F shall be reduced pursuant to the Settlement Prepayment Reduction Schedule, and the Exhibit M will be updated to give effect to such reduction, and going forward such updated schedule will be Exhibit M.

3.         A Settling Distributor's right to make prepayments shall be subject to the following limitations:

a.         Prepayments may apply to base payments or to both base and incentive payments. If the prepayment applies to both base and incentive payments, the prepayments will apply proportionately across base and incentive payments.

b.         A Settling Distributor shall make no more than three (3) prepayments over the eighteen (18) year payment term. A Settling Distributor shall not make more than one (1) prepayment in a five (5) year period and there shall not be prepayments made in the first two (2) Payment Years.

c.         Prepayments shall only be applied to one (1) or more of the three (3) Payment Years following the prepayment.

d.         The total amount of a prepayment of base payments after discounting calculations shall not be larger than the base payment for the Payment Year with the lowest Annual Payment amount affected by the prepayment. The

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total amount of a prepayment for both base payments and incentive payments shall not be larger than the base payment and anticipated incentive payment for the lowest Payment Year affected by the prepayment. The "anticipated incentive payment" for a future Payment Year shall reflect the incentives earned by each Settling State as of the time of the prepayment and any offsets or adjustments known at that time.

e.         In a Payment Year against which there has been a prepayment, if the amount a Settling State is calculated to receive is greater than the amount prepaid prior to discounting calculations, the Settling Distributor shall pay the difference. If, in a Payment Year for which there has been a prepayment, the amount that a Settling State is calculated to receive is less than the amount calculated at the time of the prepayment, there shall be a credit for the difference to the Settling Distributor to be applied in the subsequent Payment Year(s), if any.

f.          Prepayments shall be applied proportionately to all Settling States.

4.          The Settling States may agree to a prepayment that does not apply these restrictions. Such a prepayment would need approval of Settling States representing at least ninety-five percent (95%) allocable share as measured by the allocations in Exhibit F; provided, however, that this provision does not limit or restrict any Settling State from negotiating its own prepayment with a Settling Distributor.

5.          For illustrative purposes only, attached as Exhibit Q are examples showing a Settlement Prepayment, the related calculation of the Net Settlement Prepayment Amount, and the related adjustment to the Settlement Payment Schedule.

K.         Significant Financial Constraint.

1.         A Settling Distributor's allocable share of the Annual Payment for a Payment Year may, at the election of such Settling Distributor, be deferred either (a) up to the amount by which that share plus such Settling Distributor's share of amounts payable under Section IX and Section X would exceed twenty percent (20%) of such Settling Distributor's total operating cash flow (as determined pursuant to United States generally accepted accounting principles) for its fiscal year that concluded most recently prior to the due date for that payment or (b) (i) up to twenty-five percent (25%) if, as of thirty (30) calendar days preceding that payment date, the company's credit rating from one or more of the three nationally recognized rating agencies is below BBB or Baa2 or (ii) up to one hundred percent (100%) if, as of thirty (30) calendar days preceding that payment date, the company's credit rating from one or more of the three nationally recognized rating agencies is below BBB- or Baa3. If the reason for exceeding twenty percent (20%) of a Settling Distributor's total operating cash flow or the decrease in credit rating is substantially attributable to the incurrence of debt to fund post-settlement acquisitions or to the payment of dividends and/or share repurchases that together are of an amount that exceeds the total amount of those two items for the prior fiscal year, no deferral is available. A Settling Distributor shall not be allowed to defer payment for a

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Payment Year if that Settling Distributor engaged in any share repurchases in the three fiscal quarters prior to the Payment Date for that Payment Year.

2.          If a Settling Distributor has reason to believe that it will not be able to pay some or all of its allocable share of the Annual Payment for a Payment Year, it shall provide at least ninety (90) calendar days' prior written notice to the Settlement Fund Administrator and Enforcement Committee (a "Deferred Payment Notice"). Any Deferred Payment Notice shall specify and include: (a) the gross amount of the payments owed (including the estimated allocable portion of the Annual Payment, and amounts owed under Section IX and Section X, by the relevant Settling Distributor), (b) the amount that the Settling Distributor believes it will be unable to pay, (c) the accounting and audited financial documents upon which the Settling Distributor relied for making this determination, and (d) any other relevant information for the Enforcement Committee to consider.

3.          A Settling Distributor shall not utilize this provision during the first three (3) Payment Years. If a Settling Distributor defers some or all of the payments due in a Payment Year pursuant to this Section IV.K, it shall not repurchase any shares, or fund new acquisitions with an acquisition price greater than $250 million, during the deferral period until the deferred amount is fully repaid with interest. Any amounts deferred shall bear interest at an interest rate equal to the prime rate as published by the Wall Street Journal on the date of the Deferral Payment Notice plus 0.5%.

4.          The Settling Distributor shall pay all deferred amounts, including applicable interest on the next Payment Date. If the amounts previously deferred (including interest) together with the Settling Distributor's share of all payments due for a Payment Year would allow for a deferral under Section IV.K.1, the Settling Distributor shall pay as much of the previously deferred amounts (including interest) as it can pay without triggering the ability to defer payment and may defer the remainder as permitted under (and subject to the restrictions of) this Section IV.K.

5.          Deferrals will apply proportionally across base payments and incentive payments. For the avoidance of doubt, this Section IV.K applies fully to Payment Years after the first three (3) Payment Years, including the base payments and all incentive payments due pursuant to this Agreement during the Payment Year at issue.

6.          If a Settling Distributor could pay a portion of its allocable share of the Annual Payments due pursuant to this Agreement during a Payment Year without triggering this Section IV.K, the Settling Distributor shall be required to pay that portion as scheduled and only the excess would be subject to deferral at the election of the Settling Distributor (in whole or in part) as provided herein.

7.          The Settling Distributor shall pay any deferred amounts, including applicable interest on or before the date on which the payment is due for Payment Year 18.

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V.	Allocation and Use of Settlement Payments

A.        Components of Settlement Fund. The Settlement Fund shall be comprised of an Abatement Accounts Fund, a State Fund, and a Subdivision Fund for each Settling State. The payments made under Section IV into the Settlement Fund shall be initially allocated among those three (3) sub-funds and distributed and used as provided below. Payments placed into the Settlement Fund do not revert back to the Settling Distributors.

B.	Use of Settlement Payments.

1.                  It is the intent of the Parties that the payments disbursed from the Settlement Fund to Settling States and Participating Subdivisions be for Opioid Remediation, subject to exceptions that must be documented in accordance with Section V.B.2. In no event may less than eighty-five percent (85%) of the Settling Distributors' maximum amount of payments pursuant to Section IV, Section IX, and Section X as set forth on Exhibit M over the entirety of all Payments Years (but not any single Payment Year) be spent on Opioid Remediation.

2.                  While disfavored by the Parties, a Settling State or a Participating Subdivision set forth on Exhibit G may use monies from the Settlement Fund (that have not been restricted by this Agreement solely to future Opioid Remediation) for purposes that do not qualify as Opioid Remediation. If, at any time, a Settling State or a Participating Subdivision set forth on Exhibit G uses any monies from the Settlement Fund for a purpose that does not qualify as Opioid Remediation, such Settling State or Participating Subdivision set forth on Exhibit G shall identify such amounts and report to the Settlement Fund Administrator and the Settling Distributors how such funds were used, including if used to pay attorneys' fees, investigation costs, litigation costs, or costs related to the operation and enforcement of this Agreement, respectively. It is the intent of the Parties that the reporting under this Section V.B.2 shall be available to the public. For the avoidance of doubt, (a) any amounts not identified under this Section V.B.2 as used to pay attorneys' fees, investigation costs, or litigation costs shall be included in the "Compensatory Restitution Amount" for purposes of Section VI.F and (b) Participating Subdivisions not listed on Exhibit G may only use monies from the Settlement Fund for purposes that qualify as Opioid Remediation.

C.	Allocation of Settlement Fund.

The allocation of the Settlement Fund allows for different approaches to be taken in different states, such as through a State-Subdivision Agreement. Given the uniqueness of States and their Subdivisions, Settling States and their Subdivisions are encouraged to enter into State- Subdivision Agreements in order to direct the allocation of their portion of the Settlement Fund. As set out below, the Settlement Fund Administrator will make an initial allocation to three (3) state-level sub-funds. The Settlement Fund Administrator will then, for each Settling State and its Participating Subdivisions, apply the terms of this Agreement and any relevant State-Subdivision Agreement, Statutory Trust, Allocation Statute, or voluntary redistribution of funds as set out below before disbursing the funds.

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1.         Base Payments. The Settlement Fund Administrator will allocate base payments under Section IV.D among the Settling States in proportion to their respective Overall Allocation Percentages. Base payments for each Settling State will then be allocated fifteen percent (15%) to its State Fund, seventy percent (70%) to its Abatement Accounts Fund, and fifteen percent (15%) to its Subdivision Fund. Amounts may be reallocated and will be distributed as provided in Section V.D.

2.         Incentive Payments. The Settlement Fund Administrator will treat incentive payments under Section IV.F on a State-specific basis. Incentive payments for which a Settling State is eligible under Section IV.F will be allocated fifteen percent (15%) to its State Fund, seventy percent (70%) to its Abatement Accounts Fund, and fifteen percent (15%) to its Subdivision Fund. Amounts may be reallocated and will be distributed as provided in Section V.D.

3.         Application of Adjustments. If a suspension, offset, or reduction under Section XII or Section XIII applies with respect to a Settling State, the suspension, offset, or reduction shall be applied proportionally to all amounts that would otherwise be apportioned and distributed to the State Fund, the Abatement Accounts Fund, and the Subdivision Fund for that State.

4.         Settlement Fund Administrator. Prior to the Initial Participation Date, the Settling Distributors and the Enforcement Committee will agree to a detailed mechanism consistent with the foregoing for the Settlement Fund Administrator to follow in allocating, apportioning, and distributing payments, which shall then be appended hereto as Exhibit L.

5.         Settlement Fund Administrator Costs. Any costs and fees associated with or arising out of the duties of the Settlement Fund Administrator as described in Exhibit L shall be paid from the interest accrued in the Settlement Fund Escrow and the Settlement Fund; provided, however, that if such accrued interest is insufficient to pay the entirety of any such costs and fees, Settling Distributors shall pay fifty percent (50%) of the additional amount and fifty percent (50%) shall be paid out of the Settlement Fund.

D.	Settlement Fund Reallocation and Distribution.

As set forth below, within a particular Settling State's account, amounts contained in the Settlement Fund sub-funds may be reallocated and distributed per a State-Subdivision Agreement or other means. If the apportionment of amounts is not addressed and controlled under Section V.D.1 and Section V.D.2, then the default provisions of Section V.D.4 apply. It is not necessary that a State-Subdivision Agreement or other means of allocating funds pursuant to Section V.D.1 and Section V.D.2 address all of the Settlement Fund sub-funds. For example, a Statutory Trust might only address disbursements from a Settling State's Abatement Accounts Fund.

1.         Distribution by State-Subdivision Agreement. If a Settling State has a State-Subdivision Agreement, amounts apportioned to that State's State Fund, Abatement Accounts Fund, and Subdivision Fund under Section V.C shall be reallocated and

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distributed as provided by that agreement. Any State-Subdivision Agreement entered into after the Preliminary Agreement Date shall be applied only if it requires: (a) that all amounts be used for Opioid Remediation, except as allowed by Section V.B.2, and (b) that at least seventy percent (70%) of amounts be used solely for future Opioid Remediation.7 For a State-Subdivision Agreement to be applied to the relevant portion of an Annual Payment, notice must be provided to the Settling Distributors and the Settlement Fund Administrator at least sixty (60) calendar days prior to the Payment Date.

2.         Distribution by Allocation Statute. If a Settling State has an Allocation Statute and/or a Statutory Trust that addresses allocation or distribution of amounts apportioned to such State's State Fund, Abatement Accounts Fund, and/or Subdivision Fund and that, to the extent any or all such sub-funds are addressed, requires (1) all amounts to be used for Opioid Remediation, except as allowed by Section V.B.2, and (2) at least seventy percent (70%) of all amounts to be used solely for future Opioid Remediation,8 then, to the extent allocation or distribution is addressed, the amounts apportioned to that State's State Fund, Abatement Accounts Fund, and Subdivision Fund under Section V.C shall be allocated and distributed as addressed and provided by the applicable Allocation Statute or Statutory Trust. For the avoidance of doubt, an Allocation Statute or Statutory Trust need not address all three (3) sub-funds that comprise the Settlement Fund, and if the applicable Allocation Statute or Statutory Trust does not address distribution of all or some of these three (3) sub-funds, the applicable Allocation Statute or Statutory Trust does not replace the default provisions described in Section V.D.4 of any such unaddressed fund. For example, if an Allocation Statute or Statutory Trust that meets the requirements of this Section V.D.2 only addresses funds restricted to abatement, then the default provisions in this Agreement concerning allocation among the three (3) sub-funds comprising the Settlement Fund and the distribution of the State Fund and Subdivision Fund for that State would still apply, while the distribution of the applicable State's Abatement Accounts Fund would be governed by the qualifying Allocation Statute or Statutory Trust.

3.         Voluntary Redistribution. A Settling State may choose to reallocate all or a portion of its State Fund to its Abatement Accounts Fund. A Participating Subdivision included on Exhibit G may choose to reallocate all or a portion of its allocation from the Subdivision Fund to the State's Abatement Accounts Fund or to another Participating Subdivision. For a voluntary redistribution to be applied to the relevant portion of an Annual Payment, notice must be provided to the Settling Distributors and the Settlement Fund Administrator at least sixty (60) calendar days prior to the Payment Date.

4.         Distribution in the Absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust. If Section V.D.1 and Section V.D.2 do not apply, amounts

7 Future Opioid Remediation includes amounts paid to satisfy any future demand by another governmental entity to make a required reimbursement in connection with the past care and treatment of a person related to the Alleged Harms.

8 Future Opioid Remediation includes amounts paid to satisfy any future demand by another governmental entity to make a required reimbursement in connection with the past care and treatment of a person related to the Alleged Harms.

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apportioned to that State's State Fund, Abatement Accounts Fund, and Subdivision Fund under Section V.C shall be distributed as follows:

a.         Amounts apportioned to that State's State Fund shall be distributed to that State.

b.         Amounts apportioned to that State's Abatement Accounts Fund shall be distributed consistent with Section V.E. Each Settling State shall submit to the Settlement Fund Administrator a designation of a lead state agency or other entity to serve as the single point of contact for that Settling State's funding requests from the Abatement Accounts Fund and other communications with the Settlement Fund Administrator. The designation of an individual entity is for administrative purposes only and such designation shall not limit funding to such entity or even require that such entity receive funds from this Agreement. The designated entity shall be the only entity authorized to request funds from the Settlement Fund Administrator to be disbursed from that Settling State's Abatement Accounts Fund. If a Settling State has established a Statutory Trust then that Settling State's single point of contact may direct the Settlement Fund Administrator to release the State's Abatement Accounts Fund to the Statutory Trust.

c.         Amounts apportioned to that State's Subdivision Fund shall be distributed to Participating Subdivisions in that State included on Exhibit G per the Subdivision Allocation Percentage listed in Exhibit G. Section VII.I shall govern amounts that would otherwise be distributed to Non-Participating Subdivisions listed in Exhibit G. For the avoidance of doubt and notwithstanding any other provision in this Agreement, no Non-Participating Subdivision will receive any amount from the Settlement Fund, regardless of whether such Subdivision is included on Exhibit G.

d.         Special Districts shall not be allocated funds from the Subdivision Fund, except through a voluntary redistribution allowed by Section V.D.3. A Settling State may allocate funds from its State Fund or Abatement Accounts Fund for Special Districts.

5.          Restrictions on Distribution. No amounts may be distributed from the Subdivision Fund contrary to Section VII, i.e., no amounts may be distributed directly to Non-Participating Subdivisions or to Later Participating Subdivisions to the extent such a distribution would violate Section VII.E through Section VII.H. Amounts allocated to the Subdivision Fund that cannot be distributed by virtue of the preceding sentence shall be distributed into the sub-account in the Abatement Accounts Fund for the Settling State in which the Subdivision is located, unless those payments are redirected elsewhere by a State-Subdivision Agreement described in Section V.D.1 or by an Allocation Statute or a Statutory Trust described in Section V.D.2.

E.	Provisions Regarding the Abatement Accounts Fund.

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1.          State-Subdivision Agreement, Allocation Statute, and Statutory Trust Fund Provisions. A State-Subdivision Agreement, Allocation Statute, or Statutory Trust may govern the operation and use of amounts in that State's Abatement Accounts Fund so long as it complies with the requirements of Section V.D.1 or Section V.D.2, as applicable, and all direct payments to Subdivisions comply with Section VII.E through Section VII.H.

2.          Absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust. In the absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust that addresses distribution, the Abatement Accounts Fund will be used solely for future Opioid Remediation9 and the following shall apply with respect to a Settling State:

a.         Regional Remediation.

(i)        At least fifty percent (50%) of distributions for remediation from a State's Abatement Accounts Fund shall be annually allocated and tracked to the regional level. A Settling State may allow the Advisory Committee established pursuant to Section V.E.2.d to define its regions and assign regional allocations percentages. Otherwise, a Settling State shall (A) define its initial regions, which shall consist of one (1) or more General Purpose Subdivisions and which shall be designated by the state agency with primary responsibility for substance abuse disorder services employing, to the maximum extent practical, existing regions established in that State for opioid abuse treatment or other public health purposes; (B)   assign initial regional allocation percentages to the regions based on the Subdivision Allocation Percentages in Exhibit G and an assumption that all Subdivisions included on Exhibit G will become Participating Subdivisions.

(ii)       This minimum regional expenditure percentage is calculated on the Settling State's initial Abatement Accounts Fund allocation and does not include any additional amounts a Settling State has directed to its Abatement Accounts Fund from its State Fund, or any other amounts directed to the fund. A Settling State may dedicate more than fifty percent (50%) of its Abatement Accounts Fund to the regional expenditure and may annually adjust the percentage of its Abatement Accounts Fund dedicated to regional expenditures as long as the percentage remains above the minimum amount.

(iii)      The Settling State (A) has the authority to adjust the definition of the regions, and (B) may annually revise the percentages

9 Future Opioid Remediation includes amounts paid to satisfy any future demand by another governmental entity to make a required reimbursement in connection with the past care and treatment of a person related to the Alleged Harms.

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allocated to each region to reflect the number of General Purpose Subdivisions in each region that are Non-Participating Subdivisions.

b.        Subdivision Block Grants. Certain Subdivisions shall be eligible to receive regional allocation funds in the form of a block grant for future Opioid Remediation. A Participating Subdivision eligible for block grants is a county or parish (or in the case of States that do not have counties or parishes that function as political subdivisions, a city) that (1) does not contain a Litigating Subdivision or a Later Litigating Subdivision for which it has the authority to end the litigation through a release, bar or other action, (2) either (i) has a population of 400,000 or more or (ii) in the case of California has a population of 750,000 or more, and (3) has funded or otherwise managed an established health care or treatment infrastructure (e.g., health department or similar agency). Each Subdivision eligible to receive block grants shall be assigned its own region.

c.         Small States. Notwithstanding the provisions of Section V.E.2.a, Settling States with populations under four (4) million that do not have existing regions described in Section V.E.2.a shall not be required to establish regions. However, such a Settling State that contains one (1) or more Subdivisions eligible for block grants under Section V.E.2.c shall be divided regionally so that each block-grant eligible Subdivision is a region and the remainder of the state is a region.

d.         Advisory Committee. The Settling State shall designate an Opioid Settlement Remediation Advisory Committee (the "Advisory Committee") to provide input and recommendations regarding remediation spending from that Settling State's Abatement Accounts Fund. A Settling State may elect to use an existing advisory committee or similar entity (created outside of a State- Subdivision Agreement or Allocation Statute); provided, however, the Advisory Committee or similar entity shall meet the following requirements:

(i)        Written guidelines that establish the formation and composition of the Advisory Committee, terms of service for members, contingency for removal or resignation of members, a schedule of meetings, and any other administrative details;

(ii)       Composition that includes at least an equal number of local representatives as state representatives;

(iii)      A process for receiving input from Subdivisions and other communities regarding how the opioid crisis is affecting their communities, their abatement needs, and proposals for abatement strategies and responses; and

(iv)      A process by which Advisory Committee recommendations for expenditures for Opioid Remediation will be made to and considered by the appropriate state agencies.

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3.         Abatement Accounts Fund Reporting. The Settlement Fund Administrator shall track and assist in the report of remediation disbursements as agreed to among the Settling Distributors and the Enforcement Committee.

F.         Nature of Payment. Each of the Settling Distributors, the Settling States, and the Participating Subdivisions acknowledges and agrees that notwithstanding anything to the contrary in this Agreement, including, but not limited to, the scope of the Released Claims:

1.         It has entered into this Agreement to avoid the delay, expense, inconvenience, and uncertainty of further litigation;

2.         (a) The Settling States and Participating Subdivisions sought compensatory restitution (within the meaning of 26 U.S.C. § 162(f)(2)(A)) as damages for the Alleged Harms allegedly suffered by the Settling States and Participating Subdivisions; (b) the Compensatory Restitution Amount is no greater than the amount, in the aggregate, of the Alleged Harms allegedly suffered by the Settling States and Participating Subdivisions; and (c) the portion of the Compensatory Restitution Amount received by each Settling State or Participating Subdivision is no greater than the amount of the Alleged Harms allegedly suffered by such Settling State or Participating Subdivision;

3.         The payment of the Compensatory Restitution Amount by the Settling Distributors constitutes, and is paid for, compensatory restitution (within the meaning of 26 U.S.C. § 162(f)(2)(A)) for alleged damage or harm (as compensation for alleged damage or harm arising out of alleged bodily injury) allegedly caused by the Settling Distributors;

4.         The Compensatory Restitution Amount is being paid as compensatory restitution (within the meaning of 26 U.S.C. § 162(f)(2)(A)) in order to restore, in whole or in part, the Settling States and Participating Subdivisions to the same position or condition that they would be in had the Settling States and Participating Subdivisions not suffered the Alleged Harms; and

5.         For the avoidance of doubt: (a) no portion of the Compensatory Restitution Amount represents reimbursement to any Settling State or Participating Subdivision or other person or entity for the costs of any investigation or litigation, (b) the entire Compensatory Restitution Amount is properly characterized as described in Section V.F, and (c) no portion of the Compensatory Restitution Amount constitutes disgorgement or is properly characterized as the payment of statutory or other fines, penalties, punitive damages, or other punitive assessments.

VI.	Enforcement

A.         Enforceability. This Agreement is enforceable only by the Settling States and the Settling Distributors; provided, however, that Released Entities may enforce Section XI and Participating Subdivisions listed on Exhibit G have the enforcement rights described in Section VI.D. Except to the extent allowed by the Injunctive Relief Terms, Settling States and Participating Subdivisions shall not have enforcement rights with respect to either the terms of

FINAL AGREEMENT 3.25.22

this Agreement that apply only to or in other States or any Consent Judgment entered into by another Settling State. Participating Subdivisions shall not have enforcement rights against the Settling Distributors with respect to this Agreement or any Consent Judgment except that Participating Subdivisions listed on Exhibit G shall have enforcement rights as set forth herein as to payments that would be allocated to the Subdivision Fund or Abatement Accounts Fund pursuant to Section V; provided, however, that each Settling State shall allow Participating Subdivisions in such Settling State to notify it of any perceived violations of this Agreement or the applicable Consent Judgment.

B.         Jurisdiction. The Settling Distributors consent to the jurisdiction of the court in which each Settling State files its Consent Judgment, limited to resolution of disputes identified in Section VI.F.1 for resolution in that court.

C.	Specific Terms Dispute Resolution.

1.         Any dispute that is addressed by the provisions set forth in the Injunctive Relief Terms shall be resolved as provided therein.

2.         In the event that Settling Distributors believe that the eighty-five percent (85%) threshold established in Section V.B.1 is not being satisfied, any Party may request that the Settling Distributors and Enforcement Committee meet and confer regarding the use of funds to implement Section V.B.1. The completion of such meet-and-confer process is a precondition to further action regarding any such dispute. Further action concerning Section V.B.1 shall: (i) be limited to the Settling Distributors seeking to reduce their Annual Payments by no more than five percent (5%) of the difference between the actual amount of Opioid Remediation and the eighty-five percent (85%) threshold established in Section V.B.1; (ii) only reduce Annual Payments to those Settling States and their Participating Subdivisions that are below the eighty-five percent (85%) threshold established in Section V.B.1; and (iii) not reduce Annual Payments restricted to future Opioid Remediation.

D.	State-Subdivision Enforcement.

1.          A Subdivision shall not have enforcement rights against a Settling State in which it is located with respect to this Agreement or any Consent Judgment except that a Participating Subdivision listed on Exhibit G shall have enforcement rights (a) as provided for in a State-Subdivision Agreement, Allocation Statute, or Statutory Trust with respect to intrastate allocation or (b) in the absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust, to allegations that (i) the Settling State's use of Abatement Accounts Fund monies were not used for uses similar to or in the nature of those uses contained in Exhibit E; or (ii) a Settling State failed to pay funds directly from the Abatement Accounts Fund to a Participating Subdivision eligible to receive a block grant pursuant to Section V.E.2.b.

2.          A Settling State shall have enforcement rights against a Participating Subdivision located in its territory (a) as provided for in a State-Subdivision Agreement, Allocation Statute, or Statutory Trust; or (b) in the absence of a State-Subdivision

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Agreement, Allocation Statute, or Statutory Trust, to allegations that the Participating Subdivisions' uses of Abatement Accounts Fund monies were not used for purposes similar to or in the nature of those uses contained in Exhibit E.

3.         As between Settling States and Participating Subdivisions, the above rights are contractual in nature and nothing herein is intended to limit, restrict, change or alter any other existing rights under law.

E.         Subdivision Distributor Payment Enforcement. A Participating Subdivision listed on Exhibit G shall have the same right as a Settling State pursuant to Section VI.F.2.a(v) to seek resolution regarding the failure by a Settling Distributor to make its allocable share of an Annual Payment in a Payment Year.

F.         Other Terms Regarding Dispute Resolution.

1.         Except to the extent provided by Section VI.C or Section VI.F.2, all disputes shall be resolved in either the court that entered the relevant Consent Judgment or, if no such Consent Judgment was entered, a state or territorial court with jurisdiction located wherever the seat of the relevant state government is located.

a.         State court proceedings shall be governed by the rules and procedures of the relevant forum.

b.         For the avoidance of doubt, disputes to be resolved in state court include, but are not limited to, the following:

(i)        disputes concerning whether expenditures qualify as Opioid Remediation;

(ii)       disputes between a Settling State and its Participating Subdivisions as provided by Section VI.D, except to the extent the State- Subdivision Agreement provides for other dispute resolution mechanisms. For the avoidance of doubt, disputes between a Settling State and any Participating Subdivision shall not be considered National Disputes;

(iii)      whether this Agreement and relevant Consent Judgment are binding under state law;

(iv)      the extent of the Attorney General's or other participating entity's authority under state law, including the extent of the authority to release claims;

(v)       whether the definition of a Bar, a Case-Specific Resolution, Final Order, lead state agency as described in Section V.D.4.b, Later Litigating Subdivision, Litigating Subdivision, or Threshold Motion have been met; and

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(vi)      all other disputes not specifically identified in Section VI.C or Section VI.F.2.

c.         Any Party may request that the National Arbitration Panel provide an interpretation of any provision of the settlement that is relevant to the state court determination, and the National Arbitration Panel shall make reasonable best efforts to supply such interpretation within the earlier of thirty (30) calendar days or the time period required by the state court proceedings. Any Party may submit that interpretation to the state court to the extent permitted by, and for such weight provided by, the state court's rules and procedures. If requested by a Party, the National Arbitration Panel shall request that its interpretation be accepted in the form of an amicus curiae brief, and any attorneys' fees and costs for preparing any such filing shall be paid for by the requesting Party.

2.         National Disputes involving a Settling State, a Participating Subdivision that has enforcement rights pursuant to Section VI.A, and/or a Settling Distributor shall be resolved by the National Arbitration Panel.

a.         National Disputes are disputes that are not addressed by Section VI.C, and which are exceptions to Section VI.F.1's presumption of resolution in state courts because they involve issues of interpretation of terms contained in this Agreement applicable to all Settling States without reference to a particular State's law. Disputes between a Settling State and any Participating Subdivision shall not be considered National Disputes. National Disputes are limited to the following:

(i)       the amount of offset and/or credit attributable to Non- Settling States or the Tribal/W. Va. Subdivision Credit;

(ii)       issues involving the scope and definition of Product;

(iii)      interpretation and application of the terms "Covered Conduct," "Released Entities," and "Released Claims";

(iv)      the allocation of payments among Settling Distributors as described in Section IV.I;

(v)      the failure by a Settling Distributor to pay its allocable share of the Annual Payment or of the Additional Restitution Amount in a Payment Year, but for the avoidance of doubt, disputes between a Settling Distributor and a Settling State over the amounts owed only to that state that do not affect any other Settling State shall not be considered National Disputes;

(vi)      the interpretation and application of the significant financial constraint provision in Section IV.K, including, without limitation, eligibility for and amount of deferrals for any given year, time for repayment, and compliance with restrictions during deferral term;

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(vii)           the interpretation and application of the prepayment provisions as described in Section IV.J;

(viii)         the interpretation and application of any most-favored- nation provision in Section XIV.E;

(ix)             questions regarding the performance and/or removal of the Settlement Fund Administrator;

(x)               replacement of the Monitor, as provided in the Injunctive Relief Terms;

(xi)            disputes involving liability of successor entities;

(xii)           disputes that require a determination of the sufficiency of participation in order to qualify for Incentive Payments A, B, or C, as well as disputes over qualification for Participation Tiers;

(xiii)         disputes involving a Releasor's compliance with, and the appropriate remedy under, Section XI.B.I.A.3;

(xiv)         disputes requiring the interpretation of Agreement terms that are national in scope or impact, which shall mean disputes requiring the interpretation of Agreement terms that (i) concretely affect four (4) or more Settling States; and (ii) do not turn on unique definitions and interpretations under state law; and

(xv)           any dispute subject to resolution under Section VI.F.1 but for which all parties to the dispute agree to arbitration before the National Arbitration Panel under the provisions of this Section VI.F.2.

b.                   The National Arbitration Panel shall be comprised of three (3) arbitrators. One (1) arbitrator shall be chosen by the Settling Distributors, one (1) arbitrator shall be chosen by the Enforcement Committee with due input from Participating Subdivisions listed on Exhibit G, and the third arbitrator shall be agreed upon by the first two (2) arbitrators. The membership of the National Arbitration Panel is intended to remain constant throughout the term of this Agreement, but in the event that replacements are required, the retiring arbitrator shall be replaced by the party that selected him/her.

c.                   The National Arbitration Panel shall make reasonable best efforts to decide all matters within one hundred eighty (180) calendar days of filing, and in no event shall it take longer than one (1) year.

d.                   The National Arbitration Panel shall conduct all proceedings in a reasonably streamlined process consistent with an opportunity for the parties to be heard. Issues shall be resolved without the need for live witnesses where feasible,

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and with a presumption in favor of remote participation to minimize the burdens on the parties.

e.                   To the extent allowed under state law, a Settling State, a Participating Subdivision that has enforcement rights pursuant to Section VI.A, and (at any party's request) the National Arbitration Panel may certify to an appropriate state court any question of state law. The National Arbitration Panel shall be bound by a final state court determination of such a certified question. The time period for the arbitration shall be tolled during the course of the certification process.

f.                    The arbitrators will give due deference to any authoritative interpretation of state law, including any declaratory judgment or similar relief obtained by a Settling State, a Participating Subdivision that has enforcement rights pursuant to Section VI.A, or Settling Distributor on a state law issue.

g.                   The decisions of the National Arbitration Panel shall be binding on Settling States, Participating Subdivisions, Settling Distributors, and the Settlement Fund Administrator. In any proceeding before the National Arbitration Panel involving a dispute between a Settling State and one or more Settling Distributors whose resolution could prejudice the rights of a Participating Subdivision(s) in that Settling State, such Participating Subdivision(s) shall be allowed to file a statement of view in the proceeding.

h.                   Nothing herein shall be construed so as to limit or otherwise restrict a State from seeking injunctive or other equitable relief in state court to protect the health, safety, or welfare of its citizens.

i.                    Each party shall bear its own costs in any arbitration or court proceeding arising under this Section VI. The costs for the arbitrators on the National Arbitration Panel shall be divided and paid equally by the disputing sides for each individual dispute, e.g., a dispute between a Settling Distributor and Settling States/Participating Subdivisions shall be split fifty percent (50%) by the Settling Distributor and fifty percent (50%) by the Settling States/Participating Subdivisions that are parties to the dispute; a dispute between a Settling State and a Participating Subdivision shall be split fifty percent (50%) by the Settling State that is party to the dispute and fifty percent (50%) by any Participating Subdivisions that are parties to the dispute.

3.                   Prior to initiating an action to enforce pursuant to this Section VI.F, the complaining party must:

a.                   Provide written notice to the Enforcement Committee of its complaint, including the provision of the Consent Judgment and/or Agreement that the practice appears to violate, as well as the basis for its interpretation of the disputed provision. The Enforcement Committee shall establish a reasonable process and timeline for obtaining additional information from the involved

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parties; provided, however, that the date the Enforcement Committee establishes for obtaining additional information from the parties shall not be more than forty- five (45) calendar days following the notice. The Enforcement Committee may advise the involved parties of its views on the complaint and/or seek to resolve the complaint informally.

b.                   Wait to commence any enforcement action until thirty (30) calendar days after the date that the Enforcement Committee establishes for obtaining additional information from the involved parties.

4.                   If the parties to a dispute cannot agree on the proper forum for resolution of the dispute under the provisions of Section VI.F.1 or Section VI.F.2, a committee comprising the Enforcement Committee and sufficient representatives of the Settling Distributors such that the members of the Enforcement Committee have a majority of one (1)   member will determine the forum where the dispute will be initiated within twenty- eight (28) calendar days of receiving notification of the dispute relating to the proper forum. The forum identified by such committee shall be the sole forum for litigating the issue of which forum will hear the substantive dispute, and the committee's identification of such forum in the first instance shall not be entitled to deference by the forum selected.

G.                 No Effect. Nothing in this Agreement shall be interpreted to limit the Settling State's Civil Investigative Demand ("CID") or investigative subpoena authority, to the extent such authority exists under applicable state law and the CID or investigative subpoena is issued pursuant to such authority, and Settling Distributors reserve all of their rights in connection with a CID or investigative subpoena issued pursuant to such authority.

VII.	Participation by Subdivisions

A.                 Notice. No later than fifteen (15) calendar days after the Preliminary Agreement Date, the Settling States, with the cooperation of the Settling Distributors, shall send individual written notice of the opportunity to participate in this Agreement and the requirements of participation to all Subdivisions in the Settling States that are (1) Litigating Subdivisions or (2) Non-Litigating Subdivisions listed on Exhibit G. The costs of the written notice to such Subdivisions shall be paid for by the Settling Distributors. The Settling States, with the cooperation of the Settling Distributors, may also provide general notice reasonably calculated to alert Non-Litigating Subdivisions in the Settling States to this Agreement, the opportunity to participate in it, and the requirements for participation. Such notice may include publication and other standard forms of notification, as well as notice to national state and county organizations such as the National Association of Counties and the National League of Cities. The notice will include that the deadline for becoming an Initial Participating Subdivision is the Initial Participation Date. Nothing contained herein shall preclude a Settling State from providing further notice to or otherwise contacting any of its Subdivisions about becoming a Participating Subdivision, including beginning any of the activities described in this paragraph prior to the Preliminary Agreement Date.

B.                 Requirements for Becoming a Participating Subdivision—Non-Litigating Subdivisions. A Non-Litigating Subdivision in a Settling State may become a Participating

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Subdivision by returning an executed Subdivision Settlement Participation Form to the Settlement Fund Administrator specifying (1) that the Subdivision agrees to the terms of this Agreement pertaining to Subdivisions, (2) that the Subdivision releases all Released Claims against all Released Entities, (3) that the Subdivision agrees to use monies it receives, if any, from the Settlement Fund pursuant to the applicable requirements of Section V; provided, however, that Non-Litigating Subdivisions may only use monies originating from the Settlement Fund for purposes that qualify as Opioid Remediation, and (4) that the Subdivision submits to the jurisdiction of the court where the applicable Consent Judgment is filed for purposes limited to that court's role under this Agreement. The required Subdivision Settlement Participation Form is attached as Exhibit K.

C.                 Requirements for Becoming a Participating Subdivision—Litigating Subdivisions/Later Litigating Subdivisions. A Litigating Subdivision or Later Litigating Subdivision in a Settling State may become a Participating Subdivision by returning an executed Subdivision Settlement Participation Form to the Settlement Fund Administrator and upon prompt dismissal with prejudice of its lawsuit. A Settling State may require each Litigating Subdivision in that State to specify on the Subdivision Settlement Participation Form whether its counsel has waived any contingency fee contract with that Participating Subdivision and whether, if eligible, it intends to seek fees pursuant to Exhibit R. The Settlement Fund Administrator shall provide quarterly reports of this information to the parties organized by Settling State. A Litigating Subdivision or Later Litigating Subdivision may not become a Participating Subdivision after the completion of opening statements in a trial of the lawsuit it brought that includes a Released Claim against a Released Entity.

D.                 Initial Participating Subdivisions. A Subdivision qualifies as an Initial Participating Subdivision if it meets the applicable requirements for becoming a Participating Subdivision set forth in Section VII.B or Section VII.C by the Initial Participation Date. All Subdivision Settlement Participation Forms shall be held in escrow by the Settlement Fund Administrator until the Reference Date.

E.                  Later Participating Subdivisions. A Subdivision that is not an Initial Participating Subdivision may become a Later Participating Subdivision by meeting the applicable requirements for becoming a Participating Subdivision set forth in Section VII.B or Section VII.C after the Initial Participation Date and by agreeing to be subject to the terms of a State- Subdivision Agreement (if any) or any other structure adopted or applicable pursuant to Section V.D or Section V.E. The following provisions govern what a Later Participating Subdivision can receive (but do not apply to Initial Participating Subdivisions):

1.                   Except as provided in Section IV.C, a Later Participating Subdivision shall not receive any share of any Annual Payment due before it became a Participating Subdivision.

2.                   A Later Participating Subdivision that becomes a Participating Subdivision after July 15, 2022 shall receive seventy-five percent (75%) of the share of future base or incentive payments that it would have received had it become a Later Participating Subdivision prior to that date (unless the Later Participating Subdivision is subject to Section VII.E.3 or Section VII.E.4).

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3.                   A Later Participating Subdivision that, after the Initial Participation Date, maintains a lawsuit for a Released Claim(s) against a Released Entity and has judgment entered against it on every such Claim before it became a Participating Subdivision (other than a consensual dismissal with prejudice) shall receive fifty percent (50%) of the share of future base or incentive payments that it would have received had it become a Later Participating Subdivision prior to such judgment; provided, however, that if the Subdivision appeals the judgment and the judgment is affirmed with finality before the Subdivision becomes a Participating Subdivision, the Subdivision shall not receive any share of any base payment or incentive payments.

4.                   A Later Participating Subdivision that becomes a Participating Subdivision while a Bar or Case-Specific Resolution involving a different Subdivision exists in its State shall receive twenty-five percent (25%) of the share of future base or incentive payments that it would have received had it become a Later Participating Subdivision without such Bar or Case-Specific Resolution.

F.                  No Increase in Payments. Amounts to be received by Later Participating Subdivisions shall not increase the payments due from the Settling Distributors.

G.                 Ineligible Subdivisions. Subdivisions in Non-Settling States and Prior Litigating Subdivisions are not eligible to be Participating Subdivisions.

H.                 Non-Participating Subdivisions. Non-Participating Subdivisions shall not directly receive any portion of any Annual Payment, including from the State Fund and direct distributions from the Abatement Accounts Fund; however, a Settling State may choose to fund future Opioid Remediation that indirectly benefits Non-Participating Subdivisions.

I.                    Unpaid Allocations to Later Participating Subdivisions and Non-Participating Subdivisions. Any base payment and incentive payments allocated pursuant to Section V.D to a Later Participating Subdivision or Non-Participating Subdivision that cannot be paid pursuant to this Section VII, including the amounts that remain unpaid after the reductions required by Section VII.E.2 through Section VII.E.4, will be allocated to the Abatement Accounts Fund for the Settling State in which the Subdivision is located, unless those payments are redirected elsewhere by a State-Subdivision Agreement or by a Statutory Trust.

VIII.	Condition to Effectiveness of Agreement and Filing of Consent Judgment

A.	Determination to Proceed With Settlement.

1.                   The Settling States shall confer with legal representatives of the Participating Subdivisions listed on Exhibit G and inform the Settling Distributors no later than eighteen (18) calendar days prior to the Reference Date whether there is sufficient participation to proceed with this Agreement. Within seven (7) calendar days of informing the Settling Distributors that there is sufficient participation to proceed, the Settling States will deliver all signatures and releases required by the Agreement to be provided by the Settling States to the Settling Distributors.

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2.                   If the Settling States inform Settling Distributors that there is sufficient participation, the Settling Distributors will then determine on or before the Reference Date whether there is sufficient State participation and sufficient resolution of the Claims of the Litigating Subdivisions in the Settling States (through participation under Section VII, Case-Specific Resolution(s) and Bar(s)) to proceed with this Agreement. The determination shall be in the sole discretion of the Settling Distributors and may be based on any criteria or factors deemed relevant by the Settling Distributors.

B.                 Notice by Settling Distributors. On or before the Reference Date, the Settling Distributors shall inform the Settling States of their determination pursuant to Section VIII.A. If the Settling Distributors determine to proceed, the Parties will proceed to file the Consent Judgments and the obligations in the Subdivision Settlement Participation Forms will be effective and binding as of the Reference Date. If the Settling Distributors determine not to proceed, this Agreement will have no further effect, any amounts placed in escrow for Payment Year 1, including funds referenced in Section IV.C.1, Section IX, Section X, and Exhibit M, shall be returned to the Settling Distributors, and all releases (including those contained in Subdivision Settlement Participation Forms) and other commitments or obligations contained herein or in Subdivision Settlement Participation Forms will be void.

C.	Determination of the Participation Tier.

1.                     On July 1, 2022, as extended by written agreement of the Settling Distributors and the Enforcement Committee, provided that Settling Distributors determine to proceed with this Agreement, the Settlement Fund Administrator shall determine the Participation Tier. The criteria used to determine the Participation Tier are set forth in Exhibit H. Any disputes as to the determination of the Participation Tier shall be decided by the National Arbitration Panel.

2.                   The Participation Tier shall be redetermined by the Settlement Fund Administrator annually as of the Payment Date, beginning with Payment Year 3, pursuant to the criteria set forth in Exhibit H.

3.                   After Payment Year 6, the Participation Tier cannot move higher, unless this restriction is waived by the Settling Distributors.

4.                   In the event that a Participation Tier redetermination moves the Participation Tier higher, and that change is in whole or in part as a result of the post- Reference Date enactment of a Bar and there is later a Revocation Event with respect to such Bar, then on the next Payment Date that is at least one hundred eighty (180) calendar days after the Revocation Event, the Participation Tier shall move down to the Participation Tier that would have applied had the Bar never been enacted, unless the Bar is reinstated or all Subdivisions affected by the Revocation Event become Participating Subdivisions within one hundred eighty (180) calendar days of the Revocation Event. This is the sole circumstance in which, on a nationwide basis, the Participation Tier can move down.

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5.                   In the event that there is a post-Reference Date Revocation Event with respect to a Bar that was enacted in a Settling State prior to the Reference Date, then, on the next Payment Date that is at least one hundred eighty (180) calendar days after the Revocation Event, unless the Bar is reinstated or all Subdivisions affected by the Revocation Event become Participating Subdivisions within one hundred eighty (180) calendar days of the Revocation Event, the Participation Tier shall decrease - solely for the State in which the Revocation Event occurred - to the Participation Tier commensurate with the percentage of Litigating Subdivisions in that State that are Participating Subdivisions and the percentage of Non-Litigating Subdivisions that are both Primary Subdivisions and Participating Subdivisions, according to the criteria set forth in Exhibit G, except that the calculations shall be performed as to that State alone. For the avoidance of doubt and solely for the calculation in this subparagraph, the Settling States Column of Exhibit H shall play no role. This is the sole circumstance in which one Settling State will have a different Participation Tier than other Settling States.

6.                   The redetermination of the Participation Tier under Section VIII.C.2 shall not affect payments already made or suspensions, offsets, or reductions already applied.

IX.	Additional Restitution

A.                 Additional Restitution Amount. Pursuant to the schedule set forth in Exhibit M and subject to the reduction specified in Section IX.B, the Settling Distributors shall pay an Additional Restitution Amount to the Settling States listed in Exhibit N. Such funds shall be paid, on the schedule set forth on Exhibit M, on the Payment Date for each relevant Payment Year to such Settling States as allocated by the Settlement Fund Administrator pursuant to Exhibit N.

B.                 Reduction of Additional Restitution Amount. In the event that any Non-Settling States appear on Exhibit N, the amounts owed by Settling Distributors pursuant to this Section IX shall be reduced by the allocations set forth on Exhibit N for any such Non-Settling States.

C.                 Use of Funds. All funds paid as an Additional Restitution Amount shall be part of the Compensatory Restitution Amount, shall be used for Opioid Remediation, except as allowed by Section V.B.2, and shall be governed by the same requirements as specified in Section V.F.

X.	Plaintiffs' Attorneys' Fees and Costs

The Agreement on Attorneys' Fees, Expenses and Costs is set forth in Exhibit R and incorporated herein by reference. The Agreement on the State Outside Counsel Fee Fund and Agreement on the State Cost Fund Administration are set forth in Exhibit S and Exhibit T, respectively, and are incorporated herein by reference.

XI.	Release

A.                 Scope. As of the Effective Date, the Released Entities are hereby released and forever discharged from all of the Releasors' Released Claims. Each Settling State (for itself and its Releasors) and Participating Subdivision hereby absolutely, unconditionally, and irrevocably

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covenants not to bring, file, or claim, or to cause, assist or permit to be brought, filed, or claimed, or to otherwise seek to establish liability for any Released Claims against any Released Entity in any forum whatsoever. The releases provided for in this Agreement are intended by the Parties to be broad and shall be interpreted so as to give the Released Entities the broadest possible bar against any liability relating in any way to Released Claims and extend to the full extent of the power of each Settling State and its Attorney General to release claims. This Agreement shall be a complete bar to any Released Claim.

B.	Claim-Over and Non-Party Settlement.

1.	It is the intent of the Parties that:

a.                   Released Entities should not seek contribution or indemnification (other than pursuant to an insurance contract), from other parties for their payment obligations under this Agreement;

b.                   the payments made under this Agreement shall be the sole payments made by the Released Entities to the Releasors involving, arising out of, or related to Covered Conduct (or conduct that would be Covered Conduct if engaged in by a Released Entity);

c.                   Claims by Releasors against non-Parties should not result in additional payments by Released Entities, whether through contribution, indemnification or any other means; and

d.                   the Agreement meets the requirements of the Uniform Contribution Among Joint Tortfeasors Act and any similar state law or doctrine that reduces or discharges a released party's liability to any other parties.

The provisions of this Section XI.B are intended to be implemented consistent with these principles. This Agreement and the releases and dismissals provided for herein are made in good faith.

2.                   No Released Entity shall seek to recover for amounts paid under this Agreement based on indemnification, contribution, or any other theory from a manufacturer, pharmacy, hospital, pharmacy benefit manager, health insurer, third-party vendor, trade association, distributor, or health care practitioner; provided that a Released Entity shall be relieved of this prohibition with respect to any entity that asserts a Claim-Over against it. For the avoidance of doubt, nothing herein shall prohibit a Released Entity from recovering amounts owed pursuant to insurance contracts.

3.                   To the extent that, on or after the Reference Date, any Releasor enters into a Non-Party Settlement, including in any bankruptcy case or through any plan of reorganization (whether individually or as a class of creditors), the Releasor will include (or in the case of a Non-Party Settlement made in connection with a bankruptcy case, will cause the debtor to include), unless prohibited from doing so under applicable law, in the Non-Party Settlement a prohibition on contribution or indemnity of any kind substantially equivalent to that required from the Settling Distributors in Section XI.B.2, or a release

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from such Non-Released Entity in favor of the Released Entities (in a form equivalent to the releases contained in this Agreement) of any Claim-Over. The obligation to obtain the prohibition and/or release required by this subsection is a material term of this Agreement.

4.                   In the event that any Releasor obtains a judgment with respect to Non-Party Covered Conduct against a Non-Released Entity that does not contain a prohibition like that described in Section XI.B.3, or any Releasor files a Non-Party Covered Conduct Claim against a Non-Released Entity in bankruptcy or a Releasor is prevented for any reason from obtaining a prohibition/release in a Non-Party Settlement as provided in Section XI.B.3, and such Non-Released Entity asserts a Claim-Over against a Released Entity, the Released Entity shall be relieved of the prohibition in Section XI.B.2 with respect to that Non-Released Entity and that Releasor and the Settling Distributors shall take the following actions to ensure that the Released Entities do not pay more with respect to Covered Conduct to Releasors or to Non-Released Entities than the amounts owed under this Settlement Agreement by the Settling Distributors:

a.                   Settling Distributors shall notify that Releasor of the Claim-Over within sixty (60) calendar days of the assertion of the Claim-Over or sixty (60) calendar days of the Effective Date of this Settlement Agreement, whichever is later;

b.                   Settling Distributors and that Releasor shall meet and confer concerning the means to hold Released Entities harmless and ensure that they are not required to pay more with respect to Covered Conduct than the amounts owed by Settling Distributors under this Agreement;

c.                   That Releasor and Settling Distributors shall take steps sufficient and permissible under the law of the State of the Releasor to hold Released Entities harmless from the Claim-Over and ensure Released Entities are not required to pay more with respect to Covered Conduct than the amounts owed by Settling Distributors under this Agreement. Such steps may include, where permissible:

(i)                 Filing of motions to dismiss or such other appropriate motion by Settling Distributors or Released Entities, and supported by Releasors, in response to any claim filed in litigation or arbitration;

(ii)               Reduction of that Releasors' Claim and any judgment it has obtained or may obtain against such Non-Released Entity by whatever amount or percentage is necessary to extinguish such Claim- Over under applicable law, up to the amount that Releasor has obtained, may obtain, or has authority to control from such Non-Released Entity;

(iii)             Placement into escrow of funds paid by the Non-Released Entities such that those funds are available to satisfy the Claim-Over;

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(iv)             Return of monies paid by Settling Distributors to that Releasor under this Settlement Agreement to permit satisfaction of a judgment against or settlement with the Non-Released Entity to satisfy the Claim-Over;

(v)               Payment of monies to Settling Distributors by that Releasor to ensure they are held harmless from such Claim-Over, up to the amount that Releasor has obtained, may obtain, or has authority to control from such Non-Released Entity;

(vi)             Credit to the Settling Distributors under this Agreement to reduce the overall amounts to be paid under the Agreement such that they are held harmless from the Claim-Over; and

(vii)           Such other actions as that Releasor and Settling Distributors may devise to hold Settling Distributors harmless from the Claim-Over.

d.                   The actions of that Releasor and Settling Distributors taken pursuant to paragraph (c) must, in combination, ensure Settling Distributors are not required to pay more with respect to Covered Conduct than the amounts owed by Settling Distributors under this Agreement.

e.                   In the event of any dispute over the sufficiency of the actions taken pursuant to paragraph (c), that Releasor and the Settling Distributors may seek review by the National Arbitration Panel, provided that, if the parties agree, such dispute may be heard by the state court where the relevant Consent Judgment was filed. The National Arbitration Panel shall have authority to require Releasors to implement a remedy that includes one or more of the actions specified in paragraph (c) sufficient to hold Released Entities fully harmless. In the event that the Panel's actions do not result in Released Entities being held fully harmless, Settling Distributors shall have a claim for breach of this Agreement by Releasors, with the remedy being payment of sufficient funds to hold Settling Distributors harmless from the Claim-Over. For the avoidance of doubt, the prior sentence does not limit or eliminate any other remedy that Settling Distributors may have.

5.                   To the extent that the Claim-Over is based on a contractual indemnity, the obligations under Section XI.B.4 shall extend solely to a Non-Party Covered Conduct Claim against a pharmacy, clinic, hospital or other purchaser or dispenser of Products, a manufacturer that sold Products, a consultant, and/or a pharmacy benefit manager or other third-party payor. Each Settling Distributor shall notify the Settling States, to the extent permitted by applicable law, in the event that any of these types of Non-Released Entity asserts a Claim-Over arising out of contractual indemnity against it.

C.                 Indemnification and Contribution Prohibited. No Released Entity shall seek to recover for amounts paid under this Agreement based on indemnification, contribution, or any

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other theory, from a manufacturer, pharmacy, hospital, pharmacy benefit manager, health insurer, third-party vendor, trade association, distributor, or health care practitioner. For the avoidance of doubt, nothing herein shall prohibit a Released Entity from recovering amounts owed pursuant to insurance contracts.

D.                 General Release. In connection with the releases provided for in this Agreement, each Settling State (for itself and its Releasors) and Participating Subdivision expressly waives, releases, and forever discharges any and all provisions, rights, and benefits conferred by any law of any State or territory of the United States or other jurisdiction, or principle of common law, which is similar, comparable, or equivalent to § 1542 of the California Civil Code, which reads:

General Release; extent. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

A Releasor may hereafter discover facts other than or different from those which it knows, believes, or assumes to be true with respect to the Released Claims, but each Settling State (for itself and its Releasors) and Participating Subdivision hereby expressly waives and fully, finally, and forever settles, releases and discharges, upon the Effective Date, any and all Released Claims that may exist as of such date but which Releasors do not know or suspect to exist, whether through ignorance, oversight, error, negligence or through no fault whatsoever, and which, if known, would materially affect the Settling States' decision to enter into this Agreement or the Participating Subdivisions' decision to participate in this Agreement.

E.                  Assigned Interest Waiver. To the extent that any Settling State has any direct or indirect interest in any rights of a third-party that is a debtor under the Bankruptcy Code as a result of a claim arising out of Covered Conduct by way of assignment or otherwise, including as a result of being the beneficiary of a trust or other distribution entity, to assert claims against a Settling Distributor (whether derivatively or otherwise), under any legal or equitable theory, including for indemnification, contribution, or subrogation, such Settling State waives the right to assert any such claim, or to receive a distribution or any benefit on account of such claim and such claim, distribution, or benefit shall be deemed assigned to such Settling Distributor.

F.                  Res Judicata. Nothing in this Agreement shall be deemed to reduce the scope of the res judicata or claim preclusive effect that the settlement memorialized in this Agreement, and/or any Consent Judgment or other judgment entered on this Agreement, gives rise to under applicable law.

G.                 Representation and Warranty. The signatories hereto on behalf of their respective Settling States expressly represent and warrant that they have (or have obtained, or will obtain no later than the Initial Participation Date) the authority to settle and release, to the maximum extent of the State's power, all Released Claims of (1) their respective Settling States, (2) all past and present executive departments, state agencies, divisions, boards, commissions and instrumentalities with the regulatory authority to enforce state and federal controlled substances acts, and (3) any of their respective Settling State's past and present executive departments,

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agencies, divisions, boards, commissions and instrumentalities that have the authority to bring Claims related to Covered Conduct seeking money (including abatement and/or remediation) or revocation of a pharmaceutical distribution license. For the purposes of clause (3) above, executive departments, agencies, divisions, boards, commissions, and instrumentalities are those that are under the executive authority or direct control of the State's Governor. Also for the purposes of clause (3), a release from a State's Governor is sufficient to demonstrate that the appropriate releases have been obtained.

H.                 Effectiveness. The releases set forth in this Agreement shall not be impacted in any way by any dispute that exists, has existed, or may later exist between or among the Releasors. Nor shall such releases be impacted in any way by any current or future law, regulation, ordinance, or court or agency order limiting, seizing, or controlling the distribution or use of the Settlement Fund or any portion thereof, or by the enactment of future laws, or by any seizure of the Settlement Fund or any portion thereof.

I.                    Cooperation. Releasors (1) will not encourage any person or entity to bring or maintain any Released Claim against any Released Entity and (2) will reasonably cooperate with and not oppose any effort by Settling Distributors to secure the prompt dismissal of any and all Released Claims.

J.                   Non-Released Claims. Notwithstanding the foregoing or anything in the definition of Released Claims, this Agreement does not waive, release or limit any criminal liability, Claims for liability under tax law, Claims under securities law by a State Releasor as investor, Claims against parties who are not Released Entities, Claims by private individuals, and any claims arising under this Agreement for enforcement of this Agreement.

XII.	Later Litigating Subdivisions

A.                 Released Claims against Released Entities. Subject to Section XII.B, the following shall apply in the event a Later Litigating Subdivision in a Settling State maintains a lawsuit for a Released Claim against a Released Entity after the Reference Date:

1.                   The Released Entity shall take ordinary and reasonable measures to defend the action, including filing a Threshold Motion with respect to the Released Claim. The Released Entity shall further notify the Settling State and Settlement Fund Administrator immediately upon notice of a Later Litigating Subdivision bringing a lawsuit for a Released Claim, and shall not oppose a Settling State's submission in support of the Threshold Motion.

2.                   The provisions of this Section XII.A.2 apply if the Later Litigating Subdivision is a Primary Subdivision (except as provided in Section XII.A.2.f):

a.                   If a lawsuit including a Released Claim survives until the Suspension Deadline for that lawsuit, the Settlement Fund Administrator shall calculate the Suspension Amount applicable to the next Payment due from the Settling Distributor(s) at issue and apportioned to the State of the Later Litigating Subdivision and to Subdivisions in that State; provided, however, that the Suspension Amount for a Payment Year cannot exceed the Suspension Cap. The

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Suspension Amount shall be paid into the Settlement Fund Escrow account. If the Suspension Amount exceeds the Suspension Cap for that Payment Year, then the remaining amount will be paid into the Settlement Fund Escrow in the following Payment Year, subject to the Suspension Cap for that Payment Year, and so forth in each succeeding Payment Year until the entire Suspension Amount has been paid into the Settlement Fund Escrow or the Released Claim is resolved, as provided below, whichever comes first. A suspension does not apply during the pendency of any appeal dismissing the lawsuit for a Released Claim in whole.

b.                   If the Released Claim is resolved with finality without requirement of payment by the Released Entity, the placement of any remaining balance of the Suspension Amount into the Settlement Fund Escrow shall cease and the Settlement Fund Administrator shall immediately transfer amounts in the Settlement Fund Escrow on account of the suspension to the Settling State at issue and its Participating Subdivisions. The lawsuit will not cause further suspensions unless the Released Claim is reinstated upon further review, legislative action, or otherwise.

c.                   If the Released Claim is resolved with finality on terms requiring payment by the Released Entity, the Settlement Fund Administrator will transfer the amounts in the Settlement Fund Escrow on account of the suspension to the Settling Distributor(s) at issue necessary to satisfy the payment obligation of the Released Entity to the relevant Later Litigating Subdivision. If any balance remains in the Settlement Fund Escrow on account of the suspension after transfer of the amount necessary to satisfy the payment obligation, the Settlement Fund Administrator will immediately transfer the balance to the Settling State at issue and its Participating Subdivisions. If the payment obligation of the Released Entity to the relevant Later Litigating Subdivision exceeds the amounts in the Settlement Fund Escrow on account of the suspension, the Settling Distributor at issue shall receive a dollar-for-dollar offset, subject to the yearly Offset Cap, for the excess amount against its obligation to pay its allocable share of Annual Payments that would be apportioned to the Settling State at issue and to its Subdivisions. The offset shall be applied as follows: first against the Settling Distributor's allocable share of the Annual Payment due in Payment Year 18, up to the Offset Cap for that Payment Year, with any remaining amounts above the Offset Cap applied against the Settling Distributor's allocable share of the Annual Payment due in Payment Year 17, up to the Offset Cap for that Payment Year, and so forth for each preceding Payment Year until the entire amount to be offset has been applied or no future Payment Years remain.

d.                   If the lawsuit asserting a Released Claim is resolved with finality on terms requiring payment by the Released Entity, and the Released Claim did not give rise to a suspension of any Settling Distributor's portion of any Annual Payments (e.g., because it was resolved during Payment Years 1 or 2, during which all Settling States are deemed eligible for Incentive Payment A and thus no suspension of payments took place, as provided by Section XII.B), the Settling Distributor at issue shall receive a dollar-for-dollar offset, subject to the yearly

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Offset Cap, for the amount paid. The offset shall be applied against the relevant Settling Distributor's allocable portion of the Annual Payments starting in Payment Year 18 and working backwards as set forth in Section XII.A.2.c. If the lawsuit for a Released Claim is otherwise resolved by the Released Entity, without the Settling Distributor filing a Threshold Motion despite an opportunity to do so, and the Released Claim did not give rise to a suspension of any Settling Distributor's portion of any Annual Payments, the Settling Distributor at issue shall not receive any offset for the amount paid.

e.                   If more than one Primary Subdivision in a Settling State becomes a Later Litigating Subdivision, a single Suspension Cap applies and the total amounts deducted from the share of the Annual Payment allocated to the Settling State and its Participating Subdivisions in a given Payment Year cannot exceed the Suspension Cap. For the avoidance of doubt, an individual Primary Subdivision shall not trigger more than one suspension regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit.

f.                    This Section XII.A.2 shall not apply with respect to a Primary Subdivision that is either (i) a Later Litigating Subdivision under clause (3) of the definition of that term solely because a legislative Bar or legislative Case-Specific Resolution applicable as of the Reference Date is invalidated by judicial decision after the Reference Date or (ii) a Later Litigating Subdivision under clause (4) of the definition of that term. Such a Primary Subdivision shall be treated as a General Purpose Government under Section XII.A.3.

3.                   The terms of this Section XII.A.3 apply if a the Later Litigating Subdivision is not a Primary Subdivision (except for Primary Subdivisions referenced in Section XII.A.2.f) but is a General Purpose Government, School District, Health District or Hospital District: if the Released Claim is resolved with finality on terms requiring payment by the Released Entity, the Settling Distributor at issue shall receive a dollar- for-dollar offset, subject to the yearly Offset Cap, for the amount paid against its portion of the obligation to make Annual Payments that would be apportioned to the Settling State at issue and to its Subdivisions. The offset shall be applied as follows: first against the relevant Settling Distributor's allocable share of the Annual Payment due in Payment Year 18, up to the Offset Cap for that Payment Year, with any remaining amounts above the Offset Cap applied against the Payment due in Payment Year 17, up to the Offset Cap for that Payment Year, and so forth for each preceding Payment Year until the entire amount to be offset has been applied or no future Payment Year remains. If the Released Claim is resolved on terms requiring payment during the first two (2) Payment Years, in no case will any amounts be offset against the amounts due in Payment Years 1 and 2.

4.                   In no event shall the total of Suspension Amounts and offsets pursuant to this Section applicable to a Settling State in a Payment Year for that Payment Year exceed the Offset Cap for that State. If, in a Payment Year, the total of Suspension Amounts and offsets applicable to a Settling State exceeds the Offset Cap, the Suspension Amounts shall be reduced so that the total of Suspension Amounts and offsets equals the Offset Cap.

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5.                   For the avoidance of doubt, any offset pursuant to this Section XII in a Settling State that is not eligible for Incentive Payment A shall continue to apply even if the Settling State at issue subsequently becomes eligible for Incentive Payment A.

6.         "Terms requiring payment" shall mean (i) a final monetary judgment or (ii) a settlement; provided that the Released Entity sought the applicable State Attorney General's consent to the settlement and such consent was either obtained or unreasonably withheld. Should the judgment or settlement resolve claims that are not Released Claims, the offset shall be for the Released Claims portion only, which shall be distinguishable in the judgment or settlement.

B.	Exceptions.

1.                   Section XII.A shall not apply where the Settling State at issue meets the eligibility criteria for and is entitled to Incentive Payment A for the Payment Year at issue, except as expressly provided therein. For the avoidance of doubt, because all Settling States are deemed eligible for Incentive Payment A for Payment Years 1 and 2 under Section IV.F.1.c, a suspension of Payments under Section XII.A.2 shall not apply to any Settling States for those Payment Years.

2.                   An offset under Section XII.A.2 and Section XII.A.3 shall not apply where the Later Litigating Subdivision opted out of a Settlement Class Resolution in the Settling State at issue that was in full force and effect in that Settling State as of the due date of the payment for Payment Year 2 and remains in full force and effect; provided that an offset relating to that Subdivision may apply under Section XIII.

3.                   Section XII.A shall not apply where the Later Litigating Subdivision seeks less than $10 million, or so long as its total claim is reduced to less than $10 million, in the lawsuit for a Released Claim at issue.

4.                   An offset under Section XII.A.3 shall not apply where the applicable Participation Tier is Participation Tier 1 and the population of the Later Litigating Subdivision is under 10,000.

5.                   If the applicable Participation Tier is Participation Tier 2 or higher, and the Later Litigating Subdivision has a population less than 10,000, the offset under Section XII.A.3 shall only apply to amounts paid pursuant to a settlement or judgment that are over $10 million per case or resolution. Any type of consolidated or aggregated or joined or class actions, however styled, shall be considered a single case, and any resolutions that occur within a sixty (60) calendar day period of each other and involve Later Litigating Subdivisions that share common counsel and/or are created by the same or related judgments, settlement agreements, or other instruments or are conditioned upon one another, shall be considered a single resolution. For the avoidance of doubt, any such case or resolution shall have only a single $10,000,000 exemption from the offset under Section XII.A.3.

C.                 No Effect on Other Provisions. A suspension or offset under Section XII.A shall not affect the Injunctive Relief Terms or the Consent Judgment.

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D.                 No Effect on Other States. A suspension or offset under Section XII.A applicable to one State shall not affect the allocation or payment of the Annual Payment to other Settling States.

XIII.	Reductions/Offsets

A.                 Non-Settling States. Non-Settling States shall not be eligible for any payments or have any rights in connection with this Agreement. Accordingly, the stated maximum dollar amounts of the payments specified in Exhibit M are reduced by the aggregate Overall Allocation Percentage of Non-Settling States as set forth in Exhibit F.

B.                 Offset Relating to Incentive Payment A. If a Settling State is not eligible for Incentive Payment A at the third Payment Date, the Settling Distributors shall receive an offset with respect to that State.10 The offset shall be the dollar amount difference between (1) the total amount of the Incentive Payment A due from the Settling Distributors on the Effective Date and on the Payment Date for Payment Year 2 allocated to that State and its Participating Subdivisions, and (2) the total amount of Incentive Payments B and C that would have been due from the Settling Distributors on the Effective Date and on the Payment Date for Payment Year 2 so allocated but for the State's deemed eligibility for Incentive Payment A. The offset shall be applied in equal installments to reduce the Annual Payments for Payment Years 3 through 7 that would be apportioned to that State and to its Subdivisions, and shall remain applicable even if that State subsequently becomes eligible for Incentive Payment A.

C.                 Settlement Class Resolution Opt Outs. If a Settling State is eligible for Incentive Payment A on the basis of a Settlement Class Resolution, and a Primary Subdivision that opted out of the Settlement Class Resolution maintains a lawsuit asserting a Released Claim against a Released Entity, the following shall apply. If the lawsuit asserting a Released Claim either survives a Threshold Motion or has an unresolved Threshold Motion fewer than sixty (60) calendar days prior to the scheduled start of a trial involving a Released Claim, and is resolved with finality on terms requiring payment by the Released Entity, the Settling Distributor at issue shall receive a dollar-for-dollar offset for the amount paid against its obligation to make remaining Incentive Payment A payments that would be apportioned to that State and to its Subdivisions. For the avoidance of doubt, an offset shall not be applicable under this subsection if it is applicable under Section XII.A with respect to the Subdivision at issue.

D.                 Revoked Bar, Settlement Class Resolution, or Case-Specific Resolution. If the Settling Distributors made any Annual Payments that included any incentive payments earned as a result of the existence of a Bar, Settlement Class Resolution, or Case-Specific Resolution in a Settling State, and there is subsequently a Revocation Event with respect to that Bar, Settlement Class Resolution, or Case-Specific Resolution after the determination of the amount of such Annual Payment, the Settling Distributors shall receive a dollar-for-dollar offset against the portion of remaining Annual Payments that would be allocated to that State and its Participating Subdivisions. This offset will be calculated as the dollar amount difference between (1) the total amount of incentive payments paid by the Settling Distributors by virtue of the Bar, Settlement

10 For purposes of this provision, in determining whether a Settling State would not be eligible for Incentive Payment A for Payment Year 3, the criteria set forth in Section IV.F.1.b shall apply to that Payment Year.

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Class Resolution, or Case-Specific Resolution subject to the Revocation Event and (2) the total amount of incentive payments that would have been due from the Settling Distributors during that time had the Bar, Settlement Class Resolution, or Case-Specific Resolution subject to the Revocation Event not been in effect. The amount of incentive payments that would have been due, referenced in clause (2) above, will be calculated one hundred eighty (180) calendar days after the Revocation Event; for purposes of calculating the amount of incentive payments that would have been due, any relevant Subdivision shall be included as a Participating Subdivision if: (1) its Released Claims are extinguished by any subsequent Bar, Settlement Class Resolution, or Case-Specific Resolution in effect as of the date of such calculation, or (2) it becomes a Participating Subdivision (in addition to all other Participating Subdivisions) prior to the date of such calculation.

E.                  Certain Taxes. Amounts paid by a Settling Distributor under an Opioid Tax in a Settling State in a Payment Year shall give rise to a dollar-for-dollar offset against that Settling Distributor's obligation to pay its share of the Annual Payment in that Payment Year that would be allocated to the taxing State or its Participating Subdivisions. If such amounts paid exceed that Settling Distributor's allocable share of the Annual Payment allocable to the taxing State or its Participating Subdivisions in that Payment Year, the excess shall carry forward as an offset against its allocable share of remaining Annual Payments that would be allocated to the taxing State or its Participating Subdivisions

F.                  Not Subject to Suspension Cap or Offset Cap. For the avoidance of doubt, neither the Suspension Cap nor the Offset Cap apply to the offsets and reductions set forth in this Section XIII.

XIV.	Miscellaneous

A.                 Population of General Purpose Governments. The population figures for General Purpose Governments shall be the published U.S. Census Bureau's population estimates for July 1, 2019, released May 2020. These population figures shall remain unchanged during the term of this Agreement.11

B.                 Population of Special Districts. For any purpose in this Agreement in which the population of a Special District is used other than Section IV.F.1.b: (a) School Districts' population will be measured by the number of students enrolled who are eligible under the Individuals with Disabilities Education Act ("IDEA") or Section 504 of the Rehabilitation Act of 1973; (b) Health Districts' and Hospital Districts' population will be measured at twenty-five percent (25%) of discharges; and (c) all other Special Districts' (including Fire Districts' and Library Districts') population will be measured at ten percent (10%) of the population served. The Settling Distributors and the Enforcement Committee shall meet and confer in order to agree on data sources for purposes of this Section prior to the Preliminary Agreement Date.

11 The estimates for counties and parishes were accessed at https://www.census.gov/data/datasets/time- series/demo/popest/2010s-countiestotal.html. The estimates for cities and towns can currently be found at https://www.census.gov/data/datasets/time-series/demo/popest/2010s-total-cities-and-towns.html.

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C.                 Population Associated with Sheriffs. For any purpose in this Agreement in which the population associated with a lawsuit by a sheriff is used, the population will be measured at twenty percent (20%) of the capacity of the jail(s) operated by the sheriff.

D.                 No Admission. The Settling Distributors do not admit liability or wrongdoing. Neither this Agreement nor the Consent Judgments shall be considered, construed or represented to be (1) an admission, concession or evidence of liability or wrongdoing or (2) a waiver or any limitation of any defense otherwise available to the Settling Distributors.

E.	Most-Favored-Nation Provision.—Settling States.

1.                   If, after the Reference Date, any Settling Distributor enters into any settlement agreement with any Non-Settling State that resolves Claims similar in scope to the Claims released by a Settling State under this Agreement on overall payment terms that are more favorable to such Non-Settling State than the overall payment terms of the Agreement (after due consideration of relevant differences in population or other appropriate factors), then the Settling States, individually or collectively, may elect to seek review, pursuant to Section XIV.E.3, of the overall payment terms of this Agreement and the Non-Settling State agreement so that such Settling State(s) may obtain, with respect to that Settling Distributor, overall payment terms at least as favorable as those obtained by such Non-Settling State. "Overall payment terms" refers to consideration of all payment terms of the two agreements, taken together, including, but not limited to the amount of payments, the timing of payments, and conditions or contingencies on payments.

2.                   For any settlement with a Non-Settling State involving Released Claims that is entered into after the Reference Date, Settling Distributors shall provide the Enforcement Committee with a copy of the settlement agreement or relevant consent judgment within thirty (30) calendar days of the consummation of such settlement. The Enforcement Committee will promptly distribute such copy to all Settling States.

3.                   In the event that one or more Settling State(s) believes that the overall payment terms of an agreement by a Settling Distributor with a Non-Settling State are more favorable to the Non-Settling State, when compared based on the totality of the considerations set forth in Section XIV.E.1, the Settling State(s) and the Settling Distributor shall engage in the following process:

a.                   The Settling State(s) shall provide notice, within sixty (60) calendar days of the date on which a settlement agreement or consent judgment is provided to the Enforcement Committee, to the Settling Distributor of its (their) intent to seek revision of this Agreement to provide payment terms that are, on an overall basis, as favorable as those obtained by the Non-Settling State. Such notice shall be confidential and not disclosed publicly to the extent allowed by law and shall state, in detail, the basis for the State's (States') belief that it (they) is entitled to a revision of the Agreement.

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b.                   The Settling Distributor shall, within thirty (30) calendar days, provide a response to the Settling State(s), explaining its position, in detail, as to whether the Settling State(s) is entitled to more favorable overall payment terms than those provided for in this Agreement.

c.                   In the event the Settling State(s) and Settling Distributor do not reach agreement as to the application of Section XIV.E.1, the Settling State(s) may petition the National Arbitration Panel to seek a ruling from the Panel as to the applicability of Section XIV.E.1, provided that the Settling State(s) may seek such review only if at least five (5) Settling States co-sign the petition. The Panel shall consider submissions and argument by the parties pursuant to the procedures set forth in Section VI.F.2.

d.                   The Settling State(s) and the Settling Distributor shall be bound by the determination of the National Arbitration Panel.

4.                   This Section XIV.E does not apply to, and there is no ability of any Settling State to seek or obtain revision of this Agreement based on, any Non-Settling State agreement with any Settling Distributor that is entered into with: (a) a Non-Settling State after a date sixty (60) calendar days prior to the scheduled start date of a trial between any Settling Distributor and the Non-Settling State or any severed or bifurcated portion thereof, provided that, where, in order to complete a settlement, a Non-Settling State and a Settling Distributor jointly request an adjournment of the scheduled start date of a trial within sixty (60) days of that date, this exception will apply as if the trial date had not been adjourned; (b) a Non-Settling State that previously litigated to judgment a case related to opioids against any manufacturer, distributor, or pharmacy; or (c) a Non- Settling State that has obtained any court order or judicial determination that grants judgment (in whole or in part) against any Settling Distributor. For avoidance of doubt, the National Arbitration Panel shall have no power to review agreements described in this paragraph.

5.                   This Section XIV.E does not apply to, and there is no ability of any Settling State to seek or obtain revision of this Agreement based on, any agreement between a Settling Distributor and (a) federally-recognized tribe(s) or (b) West Virginia subdivisions or (c) Non-Participating Subdivisions. This Section XIV.E will not apply to any agreement entered into more than eighteen (18) months after the Reference Date.

F.	Tax Cooperation and Reporting.

1.                   Upon request by any Settling Distributor, the Settling States and Participating Subdivisions agree to perform such further acts and to execute and deliver such further documents as may be reasonably necessary for the Settling Distributors to establish the statements set forth in Section V.F to the satisfaction of their tax advisors, their independent financial auditors, the Internal Revenue Service, or any other governmental authority, including as contemplated by Treasury Regulations Section 1.162-21(b)(3)(ii) and any subsequently proposed or finalized relevant regulations or administrative guidance.

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2.                   Without limiting the generality of Section XIV.F.1, each Settling State and Participating Subdivision shall cooperate in good faith with any Settling Distributor with respect to any tax claim, dispute, investigation, audit, examination, contest, litigation, or other proceeding relating to this Agreement.

3.                   The Designated State, as defined in Section I.P as New York, on behalf of all Settling States and Participating Subdivisions, shall designate one of its officers or employees to act as the "appropriate official" within the meaning of Treasury Regulations Section 1.6050X-1(f)(1)(ii)(B) (the "Appropriate Official"). The Designated State shall direct and ensure that the Appropriate Official timely (a) files (i) at the time this Agreement becomes binding on the Parties, an IRS Form 1098-F in the form attached as Exhibit U, Exhibit V, and Exhibit W with respect to each of the Settling Distributors and (ii)   any legally required returns or amended returns with any applicable governmental authority, or any returns requested by the respective Settling Distributors, and (b) provides to each of the Settling Distributors a copy of (i) the IRS Form 1098-F filed with respect to such Settling Distributor and (ii) any legally required written statement pursuant to any applicable law and any other document referred to in clause (a)(ii) above. Any such form, return, or statement shall be prepared and filed in a manner fully consistent with Section V.F.

4.                   The Settling States and Participating Subdivisions agree that any return, amended return, or written statement filed or provided pursuant to paragraph 3, and any similar document, shall be prepared and filed in a manner consistent with reporting each Settling Distributor's portion of the Global Settlement Amount as the "Total amount to be paid" pursuant to this Agreement in Box 1 of IRS Form 1098-F and each Settling Distributor's portion of the Compensatory Restitution Amount as "Restitution/remediation amount" in Box 2 of IRS Form 1098-F, as reflected in the attached Exhibit U, Exhibit V, and Exhibit W. If the Designated State or Appropriate Official shall be required to file any return, amended return, or written statement contemplated by this Section XIV.F other than an IRS Form 1098-F in the form attached as Exhibit U, Exhibit V, and Exhibit W, the Designated State shall direct and ensure that the Appropriate Official provides to each Settling Distributor a draft of such return, amended return, or written statement in respect of such Settling Distributor no later than sixty (60) calendar days prior to the due date thereof and shall accept and reflect any reasonable comments of such Settling Distributor on the return, amended return, or written statement in respect of such Settling Distributor.

5.                   For the avoidance of doubt, neither the Settling Distributors nor the Settling States and Participating Subdivisions make any warranty or representation to any Settling State, Participating Subdivision, or Releasor as to the tax consequences of the payment of the Compensatory Restitution Amount (or any portion thereof).

G.                 No Third-Party Beneficiaries. Except as expressly provided in this Agreement, no portion of this Agreement shall provide any rights to, or be enforceable by, any person or entity that is not a Settling State or Released Entity. No Settling State may assign or otherwise convey any right to enforce any provision of this Agreement.

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H.                 Calculation. Any figure or percentage referred to in this Agreement shall be carried to seven decimal places.

I.                    Construction. None of the Parties and no Participating Subdivision shall be considered to be the drafter of this Agreement or of any of its provisions for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter of this Agreement. The headings of the provisions of this Agreement are not binding and are for reference only and do not limit, expand, or otherwise affect the contents or meaning of this Agreement.

J.                   Cooperation. Each Party and each Participating Subdivision agrees to use its best efforts and to cooperate with the other Parties and Participating Subdivisions to cause this Agreement and the Consent Judgments to become effective, to obtain all necessary approvals, consents and authorizations, if any, and to execute all documents and to take such other action as may be appropriate in connection herewith. Consistent with the foregoing, each Party and each Participating Subdivision agrees that it will not directly or indirectly assist or encourage any challenge to this Agreement or any Consent Judgment by any other person, and will support the integrity and enforcement of the terms of this Agreement and the Consent Judgments.

K.                 Entire Agreement. This Agreement, including its exhibits and any other attachments, embodies the entire agreement and understanding between and among the Parties and Participating Subdivisions relating to the subject matter hereof and supersedes (1) all prior agreements and understandings relating to such subject matter, whether written or oral and (2) all purportedly contemporaneous oral agreements and understandings relating to such subject matter.

L.                  Execution. This Agreement may be executed in counterparts and by different signatories on separate counterparts, each of which shall be deemed an original, but all of which shall together be one and the same Agreement. One or more counterparts of this Agreement may be delivered by facsimile or electronic transmission with the intent that it or they shall constitute an original counterpart hereof. One or more counterparts of this Agreement may be signed by electronic signature.

M.               Good Faith and Voluntary Entry. Each Party warrants and represents that it negotiated the terms of this Agreement in good faith. Each of the Parties and Participating Subdivisions warrants and represents that it freely and voluntarily entered into this Agreement without any degree of duress or compulsion. The Parties and Participating Subdivisions state that no promise of any kind or nature whatsoever (other than the written terms of this Agreement) was made to them to induce them to enter into this Agreement.

N.                 Legal Obligations. Nothing in this Agreement shall be construed as relieving any Settling Distributor of the obligation to comply with all state and federal laws, regulations or rules, nor shall any of the provisions herein be deemed to be permission to engage in any acts or practices prohibited by such laws, regulations, or rules. Except with respect to the Injunctive Relief Terms, in the event of a conflict between this Agreement and any requirement or requirements of federal, state, or local laws, such that a Settling Distributor cannot comply with this Agreement without violating such a requirement or requirements, the Settling Distributor

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shall document such conflicts and notify the Attorney(s) General of the relevant Settling State(s) that it intends to comply with the requirement or requirements to the extent necessary to eliminate the conflict. With respect to the Injunctive Relief Terms, in the event of such a conflict, the procedures set forth in Section III.X of the Injunctive Relief Terms will be followed.

O.                 No Prevailing Party. The Parties and Participating Subdivisions each agree that they are not the prevailing party in this action, for purposes of any claim for fees, costs, or expenses as prevailing parties arising under common law or under the terms of any statute, because the Parties and Participating Subdivisions have reached a good faith settlement. The Parties and Participating Subdivisions each further waive any right to challenge or contest the validity of this Agreement on any ground, including, without limitation, that any term is unconstitutional or is preempted by, or in conflict with, any current or future law. Nothing in the previous sentence shall modify, or be construed to conflict with, Section XIV.M.

P.                  Non-Admissibility. The settlement negotiations resulting in this Agreement have been undertaken by the Parties and by certain representatives of the Participating Subdivisions in good faith and for settlement purposes only, and no evidence of negotiations or discussions underlying this Agreement shall be offered or received in evidence in any action or proceeding for any purpose. This Agreement shall not be offered or received in evidence in any action or proceeding for any purpose other than in an action or proceeding arising under or relating to this Agreement.

Q.                 Notices. All notices or other communications under this Agreement shall be in writing (including, but not limited to, electronic communications) and shall be given to the recipients indicated below:

For the Attorney(s) General:

Ashley Moody,
Attorney General
State of Florida
The Capitol,

PL-01

Tallahassee, FL 32399

Josh Stein, Attorney General

North Carolina Department of Justice
Attn: Daniel Mosteller

PO Box 629

Raleigh, NC 27602
Dmosteller@ncdoj.gov

For the Plaintiffs' Executive Committee:

Paul T. Farrell, Jr., Esq.

Farrell & Fuller, LLC

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1311 Ponce de Leon Ave., Suite 202
San Juan, Puerto Rico 00907
paul@farrellfuller.com

Jayne Conroy

Simmons Hanly Conroy LLC
112 Madison Avenue, 7th Floor
New York, NY 10016-7416

JConroy@simmonsfirm.com

Joseph F. Rice
Motley Rice LLC 28
Bridgeside Blvd.

Mount Pleasant, SC 29464
jrice@motleyrice.com

Peter Mougey

Levin Papantonio Rafferty
316 South Baylen St.

Pensacola, FL 32502
pmougey@levinlaw.com

Paul J. Geller

Robbins Feller Rudman & Dowd LLP
120 East Palmetto Park Road

Boca Raton, FL 33432
PGeller@rgrdlaw.com

For Settling Distributors:

Copy to AmerisourceBergen Corporation's attorneys at:
Attn: Michael T. Reynolds

Cravath, Swaine & Moore
825 Eighth Avenue

New York, NY 10019
mreynolds@cravath.com

Copy to Cardinal Health, Inc.'s attorneys at:
Attn: Jeffrey M. Wintner, Esq.

Attn: Elaine P. Golin, Esq.
Attn: JB Kelly, Esq.

Wachtell, Lipton, Rosen & Katz
51 West 52nd Street

New York, NY 10019
JMWintner@wlrk.com

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EPGolin@wlrk.com
JBKelly@wlrk.com

Copy to McKesson Corporation's attorneys at:

Attn: Thomas J. Perrelli
Jenner & Block LLP

1099 New York Ave., NW, Suite 900
Washington, D.C. 20001
tperrelli@jenner.com

Any Party or the Plaintiffs' Executive Committee may change or add the contact information of the persons designated to receive notice on its behalf by notice given (effective upon the giving of such notice) as provided in this Section XIV.P.

R.                 No Waiver. The waiver of any rights conferred hereunder shall be effective only if made by written instrument executed by the waiving Party or Parties. The waiver by any Party of any breach of this Agreement shall not be deemed to be or construed as a waiver of any other breach, whether prior, subsequent, or contemporaneous, nor shall such waiver be deemed to be or construed as a waiver by any other Party.

S.                  Preservation of Privilege. Nothing contained in this Agreement or any Consent Judgment, and no act required to be performed pursuant to this Agreement or any Consent Judgment, is intended to constitute, cause, or effect any waiver (in whole or in part) of any attorney-client privilege, work product protection, or common interest/joint defense privilege, and each Party and Participating Subdivision agrees that it shall not make or cause to be made in any forum any assertion to the contrary.

T.	Successors.

1.                   This Agreement shall be binding upon, and inure to the benefit of, the Settling Distributors and their respective successors and assigns.

2.                   A Settling Distributor shall not, in one (1) transaction or a series of related transactions, sell or transfer U.S. assets having a fair market value equal to twenty-five percent (25%) or more of the consolidated assets of such Settling Distributor (other than sales or transfers of inventories, or sales or transfers to an entity owned directly or indirectly by such Settling Distributor) where the sale or transfer is announced after the Reference Date, is not for fair consideration, and would foreseeably and unreasonably jeopardize such Settling Distributor's ability to make the payments under this Agreement that are due on or before the third Payment Date following the close of a sale or transfer transaction, unless the Settling Distributor obtains the acquiror's agreement that it will be either a guarantor of or successor to the percentage of that Settling Distributor's remaining Payment Obligations under this Agreement equal to the percentage of the Settling Distributor's consolidated assets being sold or transferred in such transaction. Percentages under this section shall be determined in accordance with United States generally accepted accounting principles and as of the date of the Settling

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Distributor's most recent publicly filed consolidated balance sheet prior to the date of entry into the sale or transfer agreement at issue. This Section XIV.T shall be enforceable solely by the Enforcement Committee, and any objection under this Section XIV.T not raised within twenty (20) calendar days of the announcement of the relevant transaction is waived. Any dispute under this Section XIV.T shall be a National Dispute as described in Section VI.F.2 and must be raised exclusively with the National Arbitration Panel as described therein within twenty (20) calendar days of the announcement, and the sole remedy shall be an order enjoining the transaction.

3.                   A Settling Distributor shall not, in one (1) transaction or a series of related transactions, sell or transfer (other than sales or transfers to an entity owned directly or indirectly by such Settling Distributor) more than twenty-five percent (25%) of the distribution centers within its Full-Line Wholesale Pharmaceutical Distribution Business (as that term is defined in the Injunctive Relief Terms) where the sale or transfer is announced after the Reference Date, unless the Settling Distributor obtains the acquiror's agreement that it will be bound by the Injunctive Relief Terms.

U.                 Modification, Amendment, Alteration. After the Reference Date, any modification, amendment, or alteration of this Agreement by the Parties shall be binding only if evidenced in writing signed by the Settling Distributor to which the modification, amendment, or alteration applies, if the change applies to less than all Settling Distributors, along with the signatures of at least thirty-seven of those then serving Attorneys General of the Settling States along with a representation from each Attorney General that either: (1) the advisory committee or similar entity established or recognized by that Settling State (either pursuant to Section V.E.2.d, by a State-Subdivision Agreement, or by statute) voted in favor of the modification, amendment or alteration of this Agreement including at least one member appointed by the Participating Subdivisions listed on Exhibit G; or (2) in States without any advisory committee, that 50.1% (by population) of the Participating Subdivisions listed on Exhibit G expressed approval of the modification, amendment, or alteration of this Agreement in a writing.

V.	Termination.

1.                   Unless otherwise agreed to by each of the Settling Distributors and the Settling State in question, this Agreement and all of its terms (except Section XIV.P and any other non-admissibility provisions, which shall continue in full force and effect) shall be canceled and terminated with respect to the Settling State, and the Agreement and all orders issued by the courts in the Settling State pursuant to the Agreement shall become null and void and of no effect if one or more of the following conditions applies:

a.                   a Consent Judgment approving this Agreement without modification of any of the Agreement's terms has not been entered as to the Settling State by a court of competent jurisdiction on or before one hundred eighty (180) calendar days after the Effective Date;

b.                   this Agreement or the Consent Judgment as to that Settling State has been disapproved by a court of competent jurisdiction to which it was presented for approval and/or entry (or, in the event of an appeal from or review

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of a decision of such a court to approve this Agreement and the Consent Judgment, by the court hearing such appeal or conducting such review), and the time to appeal from such disapproval has expired, or, in the event of an appeal from such disapproval, the appeal has been dismissed or the disapproval has been affirmed by the court of last resort to which such appeal has been taken and such dismissal or disapproval has become no longer subject to further appeal (including, without limitation, review by the United States Supreme Court); or

2.                   If this Agreement is terminated with respect to a Settling State for whatever reason pursuant to Section XIV.V.1, then:

a.                   an applicable statute of limitation or any similar time requirement (excluding any statute of repose) shall be tolled from the date the Settling State signed this Agreement until the later of the time permitted by applicable law or for one year from the date of such termination, with the effect that the Settling Distributors and the Settling State in question shall be in the same position with respect to the statute of limitation as they were at the time the Settling State filed its action; and

b.                   the Settling Distributors and the Settling State in question shall jointly move the relevant court of competent jurisdiction for an order reinstating the actions and claims dismissed pursuant to the terms of this Agreement governing dismissal, with the effect that the Settling Distributors and the Settling State in question shall be in the same position with respect to those actions and claims as they were at the time the action or claim was stayed or dismissed.

3.                   Unless each of the Settling Distributors and the Enforcement Committee agrees otherwise, this Agreement, with the exception of the Injunctive Relief Terms that have their own provisions on duration, shall terminate as to all Parties as of the Payment Date for Payment Year 18, provided that all Settling Distributors that as of that date are not Bankrupt Settling Distributors have performed their Payment obligations under the Agreement as of that date. If fewer than all Settling Distributors that as of that date are not Bankrupt Settling Distributors have performed their Payment obligations under the Agreement as of that date, then the Agreement shall terminate as of that date as to any Settling Distributor that has performed its Payment obligations under the Agreement and the Agreement (a) shall terminate as to each of the remaining Settling Distributors that as of that date is not a Bankrupt Settling Distributor at such time as each performs its Payment obligations under the Agreement and (b) shall terminate as to all Parties at such time as all Settling Distributors that are not Bankrupt Settling Distributors have performed their Payment obligations under the Agreement. Notwithstanding any other provision in this Section XIV.V.3 or in this Agreement, all releases under this Agreement will remain effective despite any termination under this Section XIV.V.3.

W.               Governing Law. Except (1) as otherwise provided in this Agreement or (2) as necessary, in the sole judgment of the National Arbitration Panel, to promote uniformity of interpretation for matters within the scope of the National Arbitration Panel's authority, this Agreement shall be governed by and interpreted in accordance with the respective laws of the

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Settling State, without regard to the conflict of law rules of such Settling State, that is seeking to enforce the Agreement against Settling Distributor(s) or against which Settling Distributor(s) are seeking enforcement. Notwithstanding any other provision in this subsection on governing law, any disputes relating to the Settlement Fund Escrow shall be governed by and interpreted in accordance with the law of the state where the escrow agent has its primary place of business.

X.                 Bankruptcy. The following provisions shall apply if a Settling Distributor enters Bankruptcy (a Settling Distributor which does so and takes the actions, or is otherwise subjected to the actions, referred to in (i) and/or (ii) herein being referred to as a "Bankrupt Settling Distributor") and (i) the Bankrupt Settling Distributor's bankruptcy estate recovers, pursuant to 11 U.S.C. § 550, any payments made under this Agreement, or (ii) this Agreement is deemed executory and is rejected by such Settling Distributor pursuant to 11 U.S.C. § 365:

1.                   In the event that both a number of Settling States equal to at least seventy- five percent (75%) of the total number of Settling States and Settling States having aggregate Overall Allocation Percentages as set forth on Exhibit F equal to at least seventy-five percent (75%) of the total aggregate Overall Allocation Percentages assigned to all Settling States deem (by written notice to the Settling Distributors other than the Bankrupt Settling Distributor) that the financial obligations of this Agreement have been terminated and rendered null and void as to such Bankrupt Settling Distributor (except as provided in Section XIV.X.1.a) due to a material breach by such Bankrupt Settling Distributor, whereupon, with respect to all Settling States:

a.                   all agreements, all concessions, all reductions of Releasing Parties' Claims, and all releases and covenants not to sue, contained in this Agreement shall immediately and automatically be deemed null and void as to such Bankrupt Settling Distributor; the Settling States shall be deemed immediately and automatically restored to the same position they were in immediately prior to their entry into this Settlement Agreement in respect to such Bankrupt Settling Distributor and the Settling States shall have the right to assert any and all claims against such Bankrupt Settling Distributor in the Bankruptcy or otherwise, subject to any automatic stay, without regard to any limits or agreements as to the amount of the settlement otherwise provided in this Agreement; provided, however, that notwithstanding the foregoing sentence, (i) all reductions of Releasing Parties' Claims, and all releases and covenants not to sue, contained in this Agreement shall remain in full force and effect as to all persons or entities other than the Bankrupt Settling Distributor itself; and (ii) in the event a Settling State asserts any Released Claim against a Bankrupt Settling Distributor after the rejection and/or termination of this Agreement with respect to such Settling Distributor as described in this Section XIV.X.1.a and receives a judgment, settlement or distribution arising from such Released Claim, then the amount of any payments such Settling State has previously received from such Bankrupt Settling Distributor under this Agreement shall be applied to reduce the amount of any such judgment, settlement or distribution (provided that no credit shall be given against any such judgment, settlement or distribution for any payment that such Settling State is required to disgorge or repay to the Bankrupt Settling Distributor's bankruptcy estate); and

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b.                   the Settling States may exercise all rights provided under the federal Bankruptcy Code (or other applicable bankruptcy or non-bankruptcy law) with respect to their Claims against such Bankrupt Settling Distributor subject to all defenses and rights of the Bankrupt Settling Distributor.

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EXHIBIT A

Alleged Harms

The following export reports that were filed in connection with the case captioned In re National Prescription Opiate Litigation, No. 1-17-md-02804 (S.D. Ohio):

1.	Expert report of Professor David Cutler, dated March 25, 2019.
2.	Expert report of Dr. Jeffrey B. Liebman, dated March 25, 2019.
3.	Expert report of Professor Thomas McGuire regarding damages to Bellwethers, dated March 25, 2019.
4.	Report of Professor Thomas McGuire regarding public nuisance, dated March 25, 2019.

A-1

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EXHIBIT B

Enforcement Committee Organizational Bylaws

ARTICLE I

These bylaws constitute the code of rules adopted by the Settling States and Participating Subdivisions for the creation of an Enforcement Committee (the "Committee") to exist and operate during the term of the Agreement with the Settling Distributors and shall control the regulation and management of the Committee's affairs.

ARTICLE II

Purpose

The Committee is organized for the sole purpose of evaluating and taking such action as deemed reasonable, necessary, and appropriate by the members of the Committee on the matters delegated to the Committee under that certain Settlement Agreement between the Settling States and the Settling Distributors dated July 21, 2021.

ARTICLE III

Members of the Committee

(1)	Number of Members

The Committee will consist of seventeen (17) members (the "Members"). Upon majority resolution of the Committee, the number of Members may be increased or decreased from time to time, but in no event shall a decrease have the effect of decreasing the total number of Members to less than seven Members.

(2)	Initial Members

The Committee initially will consist of eleven Settling State Members and six Participating Subdivision Members, three of the Participating Subdivisions shall be counties and three shall be municipalities. The initial Settling State Members are representatives from: Connecticut, Delaware, Florida, Georgia, Massachusetts, New York, North Carolina, Ohio, Pennsylvania, Tennessee, and Texas. The initial Participating Subdivision Members are: (a)  Bexar County, Texas; (b) Broward County, Florida; (c) Chicago, Illinois; (d) Cincinnati, Ohio; (e) Nashville, Tennessee; and (f) Nassau County, New York. Until the Reference Date contained in the Settlement Agreement, the Participating Subdivisions may designate their outside counsel to serve as their representative. After the Reference Date, an employee or official of the Participating Subdivision must be the designated as the representative of the Participating Subdivision.

(3)	Term of Members

The term of office for Members of the Committee will be until the end of the term of the Settlement Agreement, eighteen (18) years, unless and until a Member withdraws or resigns from the Committee.

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(4)	Resignation

Any Member may resign at any time by delivering written notice to the Chairperson of the Committee. Such resignation shall take effect upon receipt or, if later, at the time specified in the notice.

(5)	Removal

(a)   Any Member may be removed without cause, at any time, by a majority of the entire Committee, at a Regular or Special Meeting called for that purpose. Any Member under consideration of removal must first be notified about the consideration by written notice at least five days prior to the meeting at which the vote takes place.

(b)     In the event that any Member is not a Settling State or a Participating Subdivision or the Member subsequently becomes a Later Litigating Subdivision or otherwise does not support the Agreement, the Member shall be removed immediately without notice or vote of the Committee.

(6)	Vacancies

In the event of a vacancy, the Members of the same type (Settling State or Participating Subdivision) shall select another Settling State or Participating Subdivision to fill that Member's position.

(7)	Compensation

Members shall not receive any salaries or other compensation for their services, but, by resolution of the Committee, may be reimbursed for any actual expenses incurred in the performance of their duties for the Committee, as long as a majority of disinterested Members approve the reimbursement. Any reimbursement shall be sought from the Settlement Fund Administrator.

ARTICLE IV

Conflicts of Interest and Code of Ethics

If a Member, agent, or employee of the Committee has a conflict of interest, he or she may not participate in a vote, discussion, or decision about the matter. Each Member shall follow any applicable state or local law with respect to conflicts, gifts, and ethics.

ARTICLE V

Committee Meetings

(1)	Place of Meetings

Meetings of the Committee will be held at any place that the Chairperson may designate, including by telephonic or electronic means.

(2)	Regular Meetings

Regular meetings of the Committee shall be held as deemed necessary by the by the Chairperson or any three members.

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(3)	Notice of Meetings

Written notice of the date, time, place and subject of each meeting must be provided to the Members at least 72 hours before the scheduled time of the meeting, except when there is an emergency or urgent public necessity.

(4)	Quorum

A majority of the incumbent Members (not counting vacancies) shall constitute a quorum for the purposes of convening a meeting or conducting business.

(5)	Voting and Proxy

When it is necessary to vote on any matter before the Committee, Members may vote by electronic means as provided in these Bylaws. Proxy voting is permitted. In order for a matter to pass, the matter must have a majority vote of Members present and must have at least one vote from a Settling State Member and a Participating Subdivision Member. In the event that there is a Quorum, but no Settling State or Participating Subdivision Member is present, then a matter may pass with a simple majority vote.

(6)	Minutes

The Committee shall prepare and keep minutes. The minutes must state the subject of each deliberation and indicate each vote, order, decision, or other action taken.

ARTICLE VI

Officers

(1)	Roster of Officers

The Committee shall have a Chairperson, a Vice Chairperson, and a Secretary. The Committee may have at its discretion, such other officers as may be appointed by the Members of the Committee. One person may hold two or more offices, except those serving as Chairperson.

(2)	Election and Removal of Officers

All officers shall serve two-year terms. The election shall be conducted at the first meeting of the fiscal year. Officers shall remain in office until their successors have been selected. Officers may serve consecutive terms without limit. The election of officers shall be by majority vote of the Members of the Committee attending the meeting.

(3)	Vacancies

If a vacancy occurs during the term of office for any elected officer, the Members of the Committee shall elect a new officer to fill the remainder of the term as soon as practical, by majority vote of Members present.

(4)	Chairperson

The Chairperson will supervise and control the affairs of the Committee and shall exercise such supervisory powers as may be given him/her by the Members of the Committee. The Chairperson will perform all duties incident to such office and such other duties as may be

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provided in these bylaws or as may be prescribed from time to time by the Committee. The Chairperson shall preside at all meetings and shall exercise parliamentary control in accordance with Robert's Rules of Order.

(5)	Vice Chairperson

The Vice Chairperson shall act in place of the Chairperson in the event of the Chairperson's absence, inability, or refusal to act, and shall exercise and discharge such other duties as may be required by the Committee. The Vice Chairperson shall serve as the parliamentarian and interpret any ambiguities of the bylaws.

(6)	Secretary

The Secretary will keep and maintain all records related to the Committee and take minutes of all meetings.

(7)	Records

All elected officers and committee chairpersons shall relinquish their records to the Chairperson immediately upon the completion of their term of office or completion of their term of office or completion of a project.

(8)	Resignation

An officer may resign the office while not resigning membership from the Committee, by submitting a letter to the Chairperson. Vacancies occurring in any office shall be appointed for the remainder of the term.

ARTICLE VII

Duties

(1)	Prior to the Reference Date

The Committee shall be responsible for any additional negotiations with the Settling Distributors, including, but not limited to, negotiating extensions of any periods created by the Settlement Agreement.

(2)	After the Enforcement Date

The Committee shall establish procedures for the receipt of notices that a dispute exists concerning the Agreement and review of such disputes, pursuant to Section VI of the Agreement. Members may engage with Settling Distributors, Settling States, and Participating Subdivisions attempting to resolve any dispute without further action by the Committee. The Committee may request additional information from Settling Distributors, Settling States, and Participating Subdivisions to the extent the Committee believes such information is necessary to understand, resolve, or provide advice related to a dispute. The Committee shall endeavor to provide advice relative to the dispute no later than 60 days after receipt of notice.

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ARTICLE VIII

Rules of Procedure

The proceedings and business of the Committee shall be governed by Robert's Rules of Order unless otherwise waived by the Committee.

ARTICLE IX

Operations

(1)	Records

The Committee will keep correct and complete records and will also keep minutes of the proceedings of the Committee meetings and Committees. The Committee will keep at its principal place of business at a place designated by the Chairperson.

All elected officers and committee chairpersons shall relinquish their records to the Chairperson, immediately upon the completion of their term of office.

(2)	Inspection of Books and Records

The minutes of a meeting are public records and shall be available for public inspection and copying on request to the Committee's Chairperson or the Chairperson's designee.

(3)	Amendments

The bylaws may be amended at any time by a vote of a majority of Members present and must have at least one vote from a Settling State Member and a Participating Subdivision Member. In the event that there is a Quorum, but no Settling State or Participating Subdivision Member is present, then a matter may pass with a simple majority vote.

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EXHIBITS C AND G AS OF 4.29.22

EXHIBIT C

Litigating Subdivisions List12

1.	Apache (AZ), County of, Arizona	41.	Bald Knob (AR), City of, Arkansas
2.	Bullhead City (AZ), City of, Arizona	42.	Banks (AR), City of, Arkansas
3.	Cochise (AZ), County of, Arizona	43.	Barling (AR), City of, Arkansas
4.	Glendale (AZ), City of, Arizona	44.	Bassett (AR), City of, Arkansas
5.	Kingman (AZ), City of, Arizona	45.	Batesville (AR), City of, Arkansas
6.	La Paz (AZ), County of, Arizona	46.	Bauxite (AR), City of, Arkansas
7.	Maricopa (AZ), County of, Arizona	47.	Baxter (AR), County of, Arkansas
8.	Mohave (AZ), County of, Arizona	48.	Bay (AR), City of, Arkansas
9.	Navajo (AZ), County of, Arizona	49.	Bearden (AR), City of, Arkansas
10.	Phoenix (AZ), City of, Arizona	50.	Beaver (AR), City of, Arkansas
11.	Pima (AZ), County of, Arizona	51.	Beebe (AR), City of, Arkansas
12.	Pinal (AZ), County of, Arizona	52.	Beedeville (AR), City of, Arkansas
13.	Prescott (AZ), City of, Arizona	53.	Bella Vista (AR), City of, Arkansas
14.	Surprise (AZ), City of, Arizona	54.	Bellefonte (AR), City of, Arkansas
15.	Tucson (AZ), The City of, Arizona	55.	Belleville (AR), City of, Arkansas
16.	Yuma (AZ), County of, Arizona	56.	Ben Lomond (AR), City of, Arkansas
17.	Adona (AR), City of, Arkansas	57.	Benton (AR), City of, Arkansas
18.	Alexander (AR), City of, Arkansas	58.	Benton (AR), County of, Arkansas
19.	Alicia (AR), City of, Arkansas	59.	Bentonville (AR), City of, Arkansas
20.	Allport (AR), City of, Arkansas	60.	Bergman (AR), City of, Arkansas
21.	Alma (AR), City of, Arkansas	61.	Berryville (AR), City of, Arkansas
22.	Almyra (AR), City of, Arkansas	62.	Bethel Heights (AR), City of, Arkansas
23.	Alpena (AR), City of, Arkansas	63.	Big Flat (AR), City of, Arkansas
24.	Altheimer (AR), City of, Arkansas	64.	Bigelow (AR), City of, Arkansas
25.	Altus (AR), City of, Arkansas	65.	Biggers (AR), City of, Arkansas
26.	Amagon (AR), City of, Arkansas	66.	Birdsong (AR), City of, Arkansas
27.	Amity (AR), City of, Arkansas	67.	Biscoe (AR), City of, Arkansas
28.	Anthonyvile (AR), City of, Arkansas	68.	Black Oak (AR), City of, Arkansas
29.	Antoine (AR), City of, Arkansas	69.	Black Rock (AR), City of, Arkansas
30.	Arkadelphia (AR), City of, Arkansas	70.	Black Springs (AR), City of, Arkansas
31.	Arkansas (AR), County of, Arkansas	71.	Blevins (AR), City of, Arkansas
32.	Arkansas City (AR), City of, Arkansas	72.	Blue Eye (AR), City of, Arkansas
33.	Ash Flat (AR), City of, Arkansas	73.	Blue Mountain (AR), City of, Arkansas
34.	Ashdown (AR), City of, Arkansas	74.	Bluff City (AR), City of, Arkansas
35.	Ashley (AR), County of, Arkansas	75.	Blytheville (AR), City of, Arkansas
36.	Atkins (AR), City of, Arkansas	76.	Bodcaw (AR), City of, Arkansas
37.	Aubrey (AR), City of, Arkansas	77.	Bonanza (AR), City of, Arkansas
38.	Augusta (AR), City of, Arkansas	78.	Bono (AR), City of, Arkansas
39.	Austin (AR), City of, Arkansas	79.	Boone (AR), County of, Arkansas
40.	Avoca (AR), City of, Arkansas	80.	Booneville (AR), City of, Arkansas

12 For purposes of calculating the percentage of Litigating Subdivisions pursuant to Section IV.F.2.b and Exhibit H, an individual Litigating Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit; provided, however, that for the avoidance of doubt, no Litigating Subdivision will be excluded from the numerator or denominator under this sentence unless a Litigating Subdivision otherwise counted in the denominator has the authority to release the Claims (consistent with Section XI) of the Litigating Subdivision to be excluded.

      FINAL AGREEMENT 3.25.22

      EXHIBITS C AND G AS OF 4.29.22

81.	Bradford (AR), City of, Arkansas	134.	Cotter (AR), City of, Arkansas
82.	Bradley (AR), City of, Arkansas	135.	Cotton Plant (AR), City of, Arkansas
83.	Bradley (AR), County of, Arkansas	136.	Cove (AR), City of, Arkansas
84.	Branch (AR), City of, Arkansas	137.	Coy (AR), City of, Arkansas
85.	Briarcliff (AR), City of, Arkansas	138.	Craighead (AR), County of, Arkansas
86.	Brinkley (AR), City of, Arkansas	139.	Crawford (AR), County of, Arkansas
87.	Brookland (AR), City of, Arkansas	140.	Crawfordsville (AR), City of, Arkansas
88.	Bryant (AR), City of, Arkansas	141.	Crittenden (AR), County of, Arkansas
89.	Buckner (AR), City of, Arkansas	142.	Cross (AR), County of, Arkansas
90.	Bull Shoals (AR), City of, Arkansas	143.	Crossett (AR), City of, Arkansas
91.	Burdette (AR), City of, Arkansas	144.	Cushman (AR), City of, Arkansas
92.	Cabot (AR), City of, Arkansas	145.	Daisy (AR), City of, Arkansas
93.	Caddo Valley (AR), City of, Arkansas	146.	Dallas (AR), County of, Arkansas
94.	Caldwell (AR), City of, Arkansas	147.	Damascus (AR), City of, Arkansas
95.	Cale (AR), City of, Arkansas	148.	Danville (AR), City of, Arkansas
96.	Calhoun (AR), County of, Arkansas	149.	Dardanelle (AR), City of, Arkansas
97.	Calico Rock (AR), City of, Arkansas	150.	Datto (AR), City of, Arkansas
98.	Calion (AR), City of, Arkansas	151.	De Queen (AR), City of, Arkansas
99.	Camden (AR), City of, Arkansas	152.	Decatur (AR), City of, Arkansas
100.	Cammack Village (AR), City of, Arkansas	153.	Delaplaine (AR), City of, Arkansas
101.	Campbell Station (AR), City of, Arkansas	154.	Delight (AR), City of, Arkansas
102.	Caraway (AR), City of, Arkansas	155.	Dell (AR), City of, Arkansas
103.	Carlisle (AR), City of, Arkansas	156.	Denning (AR), City of, Arkansas
104.	Carroll (AR), County of, Arkansas	157.	Dermott (AR), City of, Arkansas
105.	Carthage (AR), City of, Arkansas	158.	Des Arc (AR), City of, Arkansas
106.	Casa (AR), City of, Arkansas	159.	Desha (AR), County of, Arkansas
107.	Cash (AR), City of, Arkansas	160.	Devalls Bluff (AR), City of, Arkansas
108.	Caulksville (AR), City of, Arkansas	161.	Dewitt (AR), City of, Arkansas
109.	Cave City (AR), City of, Arkansas	162.	Diamond City (AR), City of, Arkansas
110.	Cave Springs (AR), City of, Arkansas	163.	Diaz (AR), City of, Arkansas
111.	Cedarville (AR), City of, Arkansas	164.	Dierks (AR), City of, Arkansas
112.	Centerton (AR), City of, Arkansas	165.	Donaldson (AR), City of, Arkansas
113.	Central City (AR), City of, Arkansas	166.	Dover (AR), City of, Arkansas
114.	Charleston (AR), City of, Arkansas	167.	Drew (AR), County of, Arkansas
115.	Cherokee Village (AR), City of, Arkansas	168.	Dumas (AR), City of, Arkansas
116.	Cherry Valley (AR), City of, Arkansas	169.	Dyer (AR), City of, Arkansas
117.	Chester (AR), City of, Arkansas	170.	Dyess (AR), City of, Arkansas
118.	Chicot (AR), County of, Arkansas	171.	Earle (AR), City of, Arkansas
119.	Chidester (AR), City of, Arkansas	172.	East Camden (AR), City of, Arkansas
120.	Clarendon (AR), City of, Arkansas	173.	Edmondson (AR), City of, Arkansas
121.	Clark (AR), County of, Arkansas	174.	Egypt (AR), City of, Arkansas
122.	Clarksville (AR), City of, Arkansas	175.	El Dorado (AR), City of, Arkansas
123.	Clay (AR), County of, Arkansas	176.	Elaine (AR), City of, Arkansas
124.	Cleburne (AR), County of, Arkansas	177.	Elkins (AR), City of, Arkansas
125.	Cleveland (AR), County of, Arkansas	178.	Elm Springs (AR), City of, Arkansas
126.	Clinton (AR), City of, Arkansas	179.	Emerson (AR), City of, Arkansas
127.	Coal Hill (AR), City of, Arkansas	180.	Emmet (AR), City of, Arkansas
128.	Colt (AR), City of, Arkansas	181.	England (AR), City of, Arkansas
129.	Columbia (AR), County of, Arkansas	182.	Enola (AR), City of, Arkansas
130.	Concord (AR), City of, Arkansas	183.	Etowah (AR), City of, Arkansas
131.	Conway (AR), City of, Arkansas	184.	Eudora (AR), City of, Arkansas
132.	Conway (AR), County of, Arkansas	185.	Eureka Springs (AR), City of, Arkansas
133.	Corning (AR), City of, Arkansas	186.	Evening Shade (AR), City of, Arkansas

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

187.	Everton (AR), City of, Arkansas	240.	Gum Springs (AR), City of, Arkansas
188.	Fairfield Bay (AR), City of, Arkansas	241.	Gurdon (AR), City of, Arkansas
189.	Fargo (AR), City of, Arkansas	242.	Guy (AR), City of, Arkansas
190.	Farmington (AR), City of, Arkansas	243.	Hackett (AR), City of, Arkansas
191.	Faulkner (AR), County of, Arkansas	244.	Hamburg (AR), City of, Arkansas
192.	Fayetteville (AR), City of, Arkansas	245.	Hampton (AR), City of, Arkansas
193.	Felsenthal (AR), City of, Arkansas	246.	Hardy (AR), City of, Arkansas
194.	Fifty-Six (AR), City of, Arkansas	247.	Harrell (AR), City of, Arkansas
195.	Fisher (AR), City of, Arkansas	248.	Harrisburg (AR), City of, Arkansas
196.	Flippin (AR), City of, Arkansas	249.	Harrison (AR), City of, Arkansas
197.	Fordyce (AR), City of, Arkansas	250.	Hartford (AR), City of, Arkansas
198.	Foreman (AR), City of, Arkansas	251.	Hartman (AR), City of, Arkansas
199.	Forrest City (AR), City of, Arkansas	252.	Haskell (AR), City of, Arkansas
200.	Fort Smith (AR), City of, Arkansas	253.	Hatfield (AR), City of, Arkansas
201.	Fouke (AR), City of, Arkansas	254.	Havana (AR), City of, Arkansas
202.	Fountain Hill (AR), City of, Arkansas	255.	Haynes (AR), City of, Arkansas
203.	Fountain Lake (AR), City of, Arkansas	256.	Hazen (AR), City of, Arkansas
204.	Fourche (AR), City of, Arkansas	257.	Heber Springs (AR), City of, Arkansas
205.	Franklin (AR), City of, Arkansas	258.	Hector (AR), City of, Arkansas
206.	Franklin (AR), County of, Arkansas	259.	Helena - West Helena (AR), City of,
207.	Friendship (AR), City of, Arkansas		Arkansas
208.	Fulton (AR), City of, Arkansas	260.	Hempstead (AR), County of, Arkansas
209.	Fulton (AR), County of, Arkansas	261.	Hermitage (AR), City of, Arkansas
210.	Garfield (AR), City of, Arkansas	262.	Hickory Ridge (AR), City of, Arkansas
211.	Garland (AR), City of, Arkansas	263.	Higden (AR), City of, Arkansas
212.	Garland (AR), County of, Arkansas	264.	Higginson (AR), City of, Arkansas
213.	Garner (AR), City of, Arkansas	265.	Highfill (AR), City of, Arkansas
214.	Gassville (AR), City of, Arkansas	266.	Highland (AR), City of, Arkansas
215.	Gateway (AR), City of, Arkansas	267.	Hindsville (AR), City of, Arkansas
216.	Gentry (AR), City of, Arkansas	268.	Holland (AR), City of, Arkansas
217.	Georgetown (AR), City of, Arkansas	269.	Holly Grove (AR), City of, Arkansas
218.	Gilbert (AR), City of, Arkansas	270.	Hope (AR), City of, Arkansas
219.	Gillett (AR), City of, Arkansas	271.	Horatio (AR), City of, Arkansas
220.	Gillham (AR), City of, Arkansas	272.	Horseshoe Bend (AR), City of, Arkansas
221.	Gilmore (AR), City of, Arkansas	273.	Horseshoe Lake (AR), City of, Arkansas
222.	Glenwood (AR), City of, Arkansas	274.	Hot Spring (AR), County of, Arkansas
223.	Goshen (AR), City of, Arkansas	275.	Hot Springs (AR), City of, Arkansas
224.	Gosnell (AR), City of, Arkansas	276.	Houston (AR), City of, Arkansas
225.	Gould (AR), City of, Arkansas	277.	Howard (AR), County of, Arkansas
226.	Grady (AR), City of, Arkansas	278.	Hoxie (AR), City of, Arkansas
227.	Grannis (AR), City of, Arkansas	279.	Hughes (AR), City of, Arkansas
228.	Grant (AR), County of, Arkansas	280.	Humnoke (AR), City of, Arkansas
229.	Gravette (AR), City of, Arkansas	281.	Humphrey (AR), City of, Arkansas
230.	Green Forest (AR), City of, Arkansas	282.	Hunter (AR), City of, Arkansas
231.	Greenbrier (AR), City of, Arkansas	283.	Huntington (AR), City of, Arkansas
232.	Greene (AR), County of, Arkansas	284.	Huntsville (AR), City of, Arkansas
233.	Greenland (AR), City of, Arkansas	285.	Huttig (AR), City of, Arkansas
234.	Greenway (AR), City of, Arkansas	286.	Imboden (AR), City of, Arkansas
235.	Greenwood (AR), City of, Arkansas	287.	Independence (AR), County of, Arkansas
236.	Greers Ferry (AR), City of, Arkansas	288.	Izard (AR), County of, Arkansas
237.	Griffithville (AR), City of, Arkansas	289.	Jackson (AR), County of, Arkansas
238.	Grubbs (AR), City of, Arkansas	290.	Jacksonport (AR), City of, Arkansas
239.	Guion (AR), City of, Arkansas	291.	Jacksonville (AR), City of, Arkansas

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

292.	Jasper (AR), City of, Arkansas	345.	Madison (AR), County of, Arkansas
293.	Jefferson (AR), County of, Arkansas	346.	Magazine (AR), City of, Arkansas
294.	Jennette (AR), City of, Arkansas	347.	Magness (AR), City of, Arkansas
295.	Jericho (AR), City of, Arkansas	348.	Magnolia (AR), City of, Arkansas
296.	Jerome (AR), City of, Arkansas	349.	Malvern (AR), City of, Arkansas
297.	Johnson (AR), City of, Arkansas	350.	Mammoth Spring (AR), City of, Arkansas
298.	Johnson (AR), County of, Arkansas	351.	Manila (AR), City of, Arkansas
299.	Joiner (AR), City of, Arkansas	352.	Mansfield (AR), City of, Arkansas
300.	Jonesboro (AR), City of, Arkansas	353.	Marianna (AR), City of, Arkansas
301.	Judsonia (AR), City of, Arkansas	354.	Marie (AR), City of, Arkansas
302.	Junction City (AR), City of, Arkansas	355.	Marion (AR), City of, Arkansas
303.	Keiser (AR), City of, Arkansas	356.	Marion (AR), County of, Arkansas
304.	Kensett (AR), City of, Arkansas	357.	Marked Tree (AR), City of, Arkansas
305.	Keo (AR), City of, Arkansas	358.	Marmaduke (AR), City of, Arkansas
306.	Kibler (AR), City of, Arkansas	359.	Marshall (AR), City of, Arkansas
307.	Kingsland (AR), City of, Arkansas	360.	Marvell (AR), City of, Arkansas
308.	Knobel (AR), City of, Arkansas	361.	Maumelle (AR), City of, Arkansas
309.	Knoxville (AR), City of, Arkansas	362.	Mayflower (AR), City of, Arkansas
310.	La Grange (AR), City of, Arkansas	363.	Maynard (AR), City of, Arkansas
311.	Lafayette (AR), County of, Arkansas	364.	McCaskill (AR), City of, Arkansas
312.	Lafe (AR), City of, Arkansas	365.	McRae (AR), City of, Arkansas
313.	Lake City (AR), City of, Arkansas	366.	McCrory (AR), City of, Arkansas
314.	Lake View (AR), City of, Arkansas	367.	McDougal (AR), City of, Arkansas
315.	Lake Village (AR), City of, Arkansas	368.	McGehee (AR), City of, Arkansas
316.	Lakeview (AR), City of, Arkansas	369.	McNab (AR), City of, Arkansas
317.	Lamar (AR), City of, Arkansas	370.	McNeil (AR), City of, Arkansas
318.	Lavaca (AR), City of, Arkansas	371.	Melbourne (AR), City of, Arkansas
319.	Lawrence (AR), County of, Arkansas	372.	Mena (AR), City of, Arkansas
320.	Leachville (AR), City of, Arkansas	373.	Menifee (AR), City of, Arkansas
321.	Lead Hill (AR), City of, Arkansas	374.	Midland (AR), City of, Arkansas
322.	Lee (AR), County of, Arkansas	375.	Miller (AR), County of, Arkansas
323.	Leola (AR), City of, Arkansas	376.	Mineral Springs (AR), City of, Arkansas
324.	Lepanto (AR), City of, Arkansas	377.	Minturn (AR), City of, Arkansas
325.	Leslie (AR), City of, Arkansas	378.	Mississippi (AR), County of, Arkansas
326.	Letona (AR), City of, Arkansas	379.	Mitchellville (AR), City of, Arkansas
327.	Lewisville (AR), City of, Arkansas	380.	Monette (AR), City of, Arkansas
328.	Lexa (AR), City of, Arkansas	381.	Monroe (AR), County of, Arkansas
329.	Lincoln (AR), City of, Arkansas	382.	Montgomery (AR), County of, Arkansas
330.	Lincoln (AR), County of, Arkansas	383.	Monticello (AR), City of, Arkansas
331.	Little Flock (AR), City of, Arkansas	384.	Montrose (AR), City of, Arkansas
332.	Little River (AR), County of, Arkansas	385.	Moorefield (AR), City of, Arkansas
333.	Little Rock (AR), City of, Arkansas	386.	Moro (AR), City of, Arkansas
334.	Lockesburg (AR), City of, Arkansas	387.	Morrilton (AR), City of, Arkansas
335.	Logan (AR), County of, Arkansas	388.	Morrison Bluff (AR), City of, Arkansas
336.	London (AR), City of, Arkansas	389.	Mount Ida (AR), City of, Arkansas
337.	Lonoke (AR), City of, Arkansas	390.	Mount Pleasant (AR), City of, Arkansas
338.	Lonoke (AR), County of, Arkansas	391.	Mount Vernon (AR), City of, Arkansas
339.	Lonsdale (AR), City of, Arkansas	392.	Mountain Home (AR), City of, Arkansas
340.	Louann (AR), City of, Arkansas	393.	Mountain Pine (AR), City of, Arkansas
341.	Lowell (AR), City of, Arkansas	394.	Mountain View (AR), City of, Arkansas
342.	Luxora (AR), City of, Arkansas	395.	Mountainburg (AR), City of, Arkansas
343.	Lynn (AR), City of, Arkansas	396.	Mulberry (AR), City of, Arkansas
344.	Madison (AR), City of, Arkansas	397.	Murfreesboro (AR), City of, Arkansas

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

398.	Nashville (AR), City of, Arkansas	450.	Polk (AR), County of, Arkansas
399.	Nevada (AR), County of, Arkansas	451.	Pollard (AR), City of, Arkansas
400.	Newark (AR), City of, Arkansas	452.	Pope (AR), County of, Arkansas
401.	Newport (AR), City of, Arkansas	453.	Portia (AR), City of, Arkansas
402.	Newton (AR), County of, Arkansas	454.	Portland (AR), City of, Arkansas
403.	Nimmons (AR), City of, Arkansas	455.	Pottsville (AR), City of, Arkansas
404.	Norfork (AR), City of, Arkansas	456.	Powhatan (AR), City of, Arkansas
405.	Norman (AR), City of, Arkansas	457.	Poyen (AR), City of, Arkansas
406.	Norphlet (AR), City of, Arkansas	458.	Prairie (AR), County of, Arkansas
407.	North Little Rock (AR), City of, Arkansas	459.	Prairie Grove (AR), City of, Arkansas
408.	Oak Grove (AR), City of, Arkansas	460.	Prattsville (AR), City of, Arkansas
409.	Oak Grove Heights (AR), City of,	461.	Prescott (AR), City of, Arkansas
	Arkansas	462.	Pulaski (AR), County of, Arkansas
410.	Oakhaven (AR), City of, Arkansas	463.	Pyatt (AR), City of, Arkansas
411.	Oden (AR), City of, Arkansas	464.	Quitman (AR), City of, Arkansas
412.	Ogden (AR), City of, Arkansas	465.	Randolph (AR), County of, Arkansas
413.	Oil Trough (AR), City of, Arkansas	466.	Ratcliff (AR), City of, Arkansas
414.	O'Kean (AR), City of, Arkansas	467.	Ravenden (AR), City of, Arkansas
415.	Okolona (AR), City of, Arkansas	468.	Ravenden Springs (AR), City of, Arkansas
416.	Ola (AR), City of, Arkansas	469.	Rector (AR), City of, Arkansas
417.	Omaha (AR), City of, Arkansas	470.	Redfield (AR), City of, Arkansas
418.	Oppelo (AR), City of, Arkansas	471.	Reed (AR), City of, Arkansas
419.	Osceola (AR), City of, Arkansas	472.	Reyno (AR), City of, Arkansas
420.	Ouachita (AR), County of, Arkansas	473.	Rison (AR), City of, Arkansas
421.	Oxford (AR), City of, Arkansas	474.	Rockport (AR), City of, Arkansas
422.	Ozan (AR), City of, Arkansas	475.	Roe (AR), City of, Arkansas
423.	Ozark (AR), City of, Arkansas	476.	Rogers (AR), City of, Arkansas
424.	Palestine (AR), City of, Arkansas	477.	Rondo (AR), City of, Arkansas
425.	Pangburn (AR), City of, Arkansas	478.	Rose Bud (AR), City of, Arkansas
426.	Paragould (AR), City of, Arkansas	479.	Rosston (AR), City of, Arkansas
427.	Paris (AR), City of, Arkansas	480.	Rudy (AR), City of, Arkansas
428.	Parkdale (AR), City of, Arkansas	481.	Russell (AR), City of, Arkansas
429.	Parkin (AR), City of, Arkansas	482.	Russellville (AR), City of, Arkansas
430.	Patmos (AR), City of, Arkansas	483.	Salem (AR), City of, Arkansas
431.	Patterson (AR), City of, Arkansas	484.	Salesville (AR), City of, Arkansas
432.	Pea Ridge (AR), City of, Arkansas	485.	Saline (AR), County of, Arkansas
433.	Peach Orchard (AR), City of, Arkansas	486.	Scott (AR), County of, Arkansas
434.	Perla (AR), City of, Arkansas	487.	Scranton (AR), City of, Arkansas
435.	Perry (AR), City of, Arkansas	488.	Searcy (AR), City of, Arkansas
436.	Perry (AR), County of, Arkansas	489.	Searcy (AR), County of, Arkansas
437.	Perrytown (AR), City of, Arkansas	490.	Sebastian (AR), County of, Arkansas
438.	Perryville (AR), City of, Arkansas	491.	Sedgwick (AR), City of, Arkansas
439.	Phillips (AR), County of, Arkansas	492.	Sevier (AR), County of, Arkansas
440.	Piggott (AR), City of, Arkansas	493.	Shannon Hills (AR), City of, Arkansas
441.	Pike (AR), County of, Arkansas	494.	Sharp (AR), County of, Arkansas
442.	Pindall (AR), City of, Arkansas	495.	Sheridan (AR), City of, Arkansas
443.	Pine Bluff (AR), City of, Arkansas	496.	Sherrill (AR), City of, Arkansas
444.	Pineville (AR), City of, Arkansas	497.	Sherwood (AR), City of, Arkansas
445.	Plainview (AR), City of, Arkansas	498.	Shirley (AR), City of, Arkansas
446.	Pleasant Plains (AR), City of, Arkansas	499.	Sidney (AR), City of, Arkansas
447.	Plumerville (AR), City of, Arkansas	500.	Siloam Springs (AR), City of, Arkansas
448.	Pocahontas (AR), City of, Arkansas	501.	Smackover (AR), City of, Arkansas
449.	Poinsett (AR), County of, Arkansas	502.	Smithville (AR), City of, Arkansas

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

503.	South Lead Hill (AR), City of, Arkansas	556.	Warren (AR), City of, Arkansas
504.	Sparkman (AR), City of, Arkansas	557.	Washington (AR), City of, Arkansas
505.	Springdale (AR), City of, Arkansas	558.	Washington (AR), County of, Arkansas
506.	Springtown (AR), City of, Arkansas	559.	Watson (AR), City of, Arkansas
507.	St. Charles (AR), City of, Arkansas	560.	Weiner (AR), City of, Arkansas
508.	St. Francis (AR), City of, Arkansas	561.	Weldon (AR), City of, Arkansas
509.	St. Francis (AR), County of, Arkansas	562.	West Fork (AR), City of, Arkansas
510.	St. Joe (AR), City of, Arkansas	563.	West Memphis (AR), City of, Arkansas
511.	St. Paul (AR), City of, Arkansas	564.	West Point (AR), City of, Arkansas
512.	Stamps (AR), City of, Arkansas	565.	Western Grove (AR), City of, Arkansas
513.	Star City (AR), City of, Arkansas	566.	Wheatley (AR), City of, Arkansas
514.	Stephens (AR), City of, Arkansas	567.	Whelen Springs (AR), City of, Arkansas
515.	Stone (AR), County of, Arkansas	568.	White (AR), County of, Arkansas
516.	Strawberry (AR), City of, Arkansas	569.	White Hall (AR), City of, Arkansas
517.	Strong (AR), City of, Arkansas	570.	Wickes (AR), City of, Arkansas
518.	Stuttgart (AR), City of, Arkansas	571.	Widener (AR), City of, Arkansas
519.	Subiaco (AR), City of, Arkansas	572.	Wiederkehr Village (AR), City of,
520.	Success (AR), City of, Arkansas		Arkansas
521.	Sulphur Rock (AR), City of, Arkansas	573.	Williford (AR), City of, Arkansas
522.	Sulphur Springs (AR), City of, Arkansas	574.	Willisville (AR), City of, Arkansas
523.	Summit (AR), City of, Arkansas	575.	Wilmar (AR), City of, Arkansas
524.	Sunset (AR), City of, Arkansas	576.	Wilmot (AR), City of, Arkansas
525.	Swifton (AR), City of, Arkansas	577.	Wilson (AR), City of, Arkansas
526.	Taylor (AR), City of, Arkansas	578.	Wilton (AR), City of, Arkansas
527.	Texarkana (AR), City of, Arkansas	579.	Winchester (AR), City of, Arkansas
528.	Thornton (AR), City of, Arkansas	580.	Winslow (AR), City of, Arkansas
529.	Tillar (AR), City of, Arkansas	581.	Winthrop (AR), City of, Arkansas
530.	Tinsman (AR), City of, Arkansas	582.	Woodruff (AR), County of, Arkansas
531.	Tollette (AR), City of, Arkansas	583.	Wooster (AR), City of, Arkansas
532.	Tontitown (AR), City of, Arkansas	584.	Wrightsville (AR), City of, Arkansas
533.	Traskwood (AR), City of, Arkansas	585.	Wynne (AR), City of, Arkansas
534.	Trumann (AR), City of, Arkansas	586.	Yell (AR), County of, Arkansas
535.	Tuckerman (AR), City of, Arkansas	587.	Yellville (AR), City of, Arkansas
536.	Tull (AR), City of, Arkansas	588.	Zinc (AR), City of, Arkansas
537.	Tupelo (AR), City of, Arkansas	589.	Alameda (CA), County of, California
538.	Turrell (AR), City of, Arkansas	590.	Amador (CA), County of, California
539.	Twin Groves (AR), City of, Arkansas	591.	Anaheim (CA), City of, California
540.	Tyronza (AR), City of, Arkansas	592.	Butte (CA), County of, California
541.	Ulm (AR), City of, Arkansas	593.	Calaveras (CA), County of, California
542.	Union (AR), County of, Arkansas	594.	Chico (CA), City of, California
543.	Valley Springs (AR), City of, Arkansas	595.	Chula Vista (CA), City of, California
544.	Van Buren (AR), City of, Arkansas	596.	Clearlake (CA), City of, California
545.	Van Buren (AR), County of, Arkansas	597.	Contra Costa (CA), County of, California
546.	Vandervoort (AR), City of, Arkansas	598.	Costa Mesa (CA), City of, California
547.	Victoria (AR), City of, Arkansas	599.	Del Norte (CA), County of, California
548.	Vilonia (AR), City of, Arkansas	600.	Downey Unified School District (CA),
549.	Viola (AR), City of, Arkansas		California
550.	Wabbaseka (AR), City of, Arkansas	601.	Dublin (CA), City of, California
551.	Waldenburg (AR), City of, Arkansas	602.	El Dorado (CA), County of, California
552.	Waldo (AR), City of, Arkansas	603.	El Monte (CA), City of, California
553.	Waldron (AR), City of, Arkansas	604.	Elk Grove Unified School District (CA),
554.	Walnut Ridge (AR), City of, Arkansas		California
555.	Ward (AR), City of, Arkansas	605.	Encinitas (CA), City of, California

      FINAL AGREEMENT 3.25.22

      EXHIBITS C AND G AS OF 4.29.22

606.	Eureka (CA), City of, California	653.	San Jose (CA), City of, California
607.	Fresno (CA), County of, California	654.	San Luis Obispo (CA), County of,
608.	Fullerton (CA), City of, California		California
609.	Glenn (CA), County of, California	655.	San Mateo (CA), County of, California
610.	Health Plan of San Joaquin (CA),	656.	Santa Ana (CA), City of, California
	California	657.	Santa Barbara (CA), County of, California
611.	Humboldt (CA), County of, California	658.	Santa Barbara San Luis Obispo Regional
612.	Huntington Beach (CA), City of, California		Heath Authority, d/b/a Central Hospital
613.	Imperial (CA), County of, California		(CA), California
614.	Inland Empire Health Plan (CA), California	659.	Santa Cruz (CA), County of, California
615.	Inyo (CA), County of, California	660.	Shasta (CA), County of, California
616.	Irvine (CA), City of, California	661.	Siskiyou (CA), County of, California
617.	Kern (CA), County of, California	662.	Sonoma (CA), County of, California
618.	Kern High School District (CA), California	663.	Stockton (CA), City of, California
619.	La Habra (CA), City of, California	664.	Sutter (CA), County of, California
620.	La Mesa (CA), City of, California	665.	Tehama (CA), County of, California
621.	Laguna Beach (CA), City of, California	666.	Trinity (CA), County of, California
622.	Lakeport (CA), City of, California	667.	Tulare (CA), County of, California
623.	Lassen (CA), County of, California	668.	Tuolumne (CA), County of, California
624.	Los Angeles (CA), City of, California	669.	Ventura (CA), County of, California
625.	Los Angeles County o/a L.A. Care Health	670.	Ventura County Medi-Cal Managed Care
	Plan (CA), Local Initiative Health		Commission d/b/a Gold Coast Health Plan
	Authority		(CA), California
626.	Madera (CA), County of, California	671.	Westminster (CA), City of, California
627.	Marin (CA), County of, California	672.	Yolo (CA), County of, California
628.	Mariposa (CA), County of, California	673.	Yuba (CA), County of, California
629.	Mendocino (CA), County of, California	674.	Adams (CO), County of (Board of
630.	Merced (CA), County of, California		Commissioners), Colorado
631.	Modoc (CA), County of, California	675.	Alamosa (CO), City of, Colorado
632.	Mono (CA), County of, California	676.	Alamosa (CO), County of, Colorado
633.	Monterey (CA), County of, California	677.	Arapahoe (CO), County of (Board of
634.	Montezuma (CA), Fire Protection District,		Commissioners), Colorado
	California	678.	Aurora (CO), City of, Colorado
635.	Murrieta (CA), City of, California	679.	Black Hawk (CO), City of, Colorado
636.	Napa (CA), County of, California	680.	Boulder (CO), County of (Board of
637.	Nevada (CA), County of, California		Commissioners), Colorado
638.	Oxnard (CA), City of, California	681.	Brighton (CO), City of, Colorado
639.	Placentia (CA), City of, California	682.	Broomfield (CO), City of, Colorado
640.	Placer (CA), County of, California	683.	Chaffee (CO), County of, Colorado
641.	Pleasant Valley (CA), School District	684.	Commerce City (CO), City of, Colorado
	Board of Education, California	685.	Conejos (CO), County of, Colorado
642.	Plumas (CA), County of, California	686.	Crowley (CO), County of, Colorado
643.	Riverside (CA), County of, California	687.	Denver (CO), City of, Colorado
644.	Sacramento (CA), City of, California	688.	Federal Heights (CO), City of, Colorado
645.	Sacramento (CA), County of, California	689.	Fremont (CO), County of (Board of
646.	San Benito (CA), County of, California		Commissioners), Colorado
647.	San Bernardino (CA), County of,	690.	Greeley (CO), City of, Colorado
	California	691.	Hudson (CO), City of, Colorado
648.	San Clemente (CA), City of, California	692.	Huerfano (CO), County of, Colorado
649.	San Diego (CA), City of, California	693.	Jefferson (CO), County of (Board of
650.	San Diego (CA), County of, California		Commissioners), Colorado
651.	San Francisco (CA), City of, California	694.	Lakewood (CO), City of, Colorado
652.	San Joaquin (CA), County of, California

      FINAL AGREEMENT 3.25.22

      EXHIBITS C AND G AS OF 4.29.22

695.	Larimer (CO), County of (Board of	743.	Torrington (CT), City of, Connecticut
	Commissioners), Colorado	744.	Wallingford (CT), Town of, Connecticut
696.	Las Animas (CO), County of, Colorado	745.	Waterbury (CT), City of, Connecticut
697.	Mesa (CO), County of (Board of	746.	West Haven (CT), City of, Connecticut
	Commissioners), Colorado	747.	Wethersfield (CT), Town of, Connecticut
698.	Mesa County Valley School District 51	748.	Windham (CT), Town of, Connecticut
	(CO), Colorado	749.	Wolcott (CT), Town of, Connecticut
699.	Northglenn (CO), City of, Colorado	750.	Woodbury (CT), Town of, Connecticut
700.	Otero (CO), County of, Colorado	751.	Dover (DE), City of, Delaware
701.	Pueblo (CO), County of, Colorado	752.	Kent (DE), County of, Delaware
702.	Sheridan (CO), City of, Colorado	753.	Seaford (DE), City of, Delaware
703.	Teller (CO), County of (Board of	754.	Sussex (DE), County of, Delaware
	Commissioners), Colorado	755.	Alachua (FL), County of, Florida
704.	Thornton (CO), City of, Colorado	756.	Apopka (FL), City of, Florida
705.	Tri-County Health Department (CO),	757.	Bay (FL), County of, Florida
	Colorado	758.	Bradenton (FL), City of, Florida
706.	Westminster (CO), City of, Colorado	759.	Bradford (FL), County of, Florida
707.	Wheat Ridge (CO), City of, Colorado	760.	Brevard (FL), County of, Florida
708.	Ansonia (CT), City of, Connecticut	761.	Broward (FL), County of, Florida
709.	Beacon Falls (CT), Town of, Connecticut	762.	Calhoun (FL), County of, Florida
710.	Berlin (CT), Town of, Connecticut	763.	Clay (FL), County of, Florida
711.	Bethlehem (CT), Town of, Connecticut	764.	Clearwater (FL), City of, Florida
712.	Bridgeport (CT), City of, Connecticut	765.	Coconut Creek (FL), City of, Florida
713.	Bristol (CT), City of, Connecticut	766.	Coral Gables (FL), City of, Florida
714.	Coventry (CT), Town of, Connecticut	767.	Coral Springs (FL), City of, Florida
715.	Danbury (CT), City of, Connecticut	768.	Daytona Beach (FL), City of, Florida
716.	Derby (CT), City of, Connecticut	769.	Daytona Beach Shores (FL), City of,
717.	East Hartford (CT), Town of, Connecticut		Florida
718.	Enfield (CT), Town of, Connecticut	770.	Deerfield Beach (FL), City of, Florida
719.	Fairfield (CT), Town of, Connecticut	771.	Delray Beach (FL), City of, Florida
720.	Middlebury (CT), Town of, Connecticut	772.	Deltona (FL), City of, Florida
721.	Middletown (CT), City of, Connecticut	773.	Dixie (FL), County of, Florida
722.	Milford (CT), City of, Connecticut	774.	Eatonville (FL), Town of, Florida
723.	Monroe (CT), Town of, Connecticut	775.	Escambia (FL), County of, Florida
724.	Naugatuck (CT), Borough of, Connecticut	776.	Florida City (FL), City of, Florida
725.	New Britain (CT), City of, Connecticut	777.	Fort Lauderdale (FL), City of, Florida
726.	New Haven (CT), City of, Connecticut	778.	Fort Pierce (FL), City of, Florida
727.	New London (CT), City of, Connecticut	779.	Gilchrist (FL), County of, Florida
728.	New Milford (CT), Town of, Connecticut	780.	Gulf (FL), County of, Florida
729.	Newtown (CT), Town of, Connecticut	781.	Halifax Hospital Medical Center (FL),
730.	North Haven (CT), Town of, Connecticut		Florida
731.	Norwalk (CT), City of, Connecticut	782.	Hallandale Beach (FL), City of, Florida
732.	Norwich (CT), City of, Connecticut	783.	Hamilton (FL), County of, Florida
733.	Oxford (CT), Town of, Connecticut	784.	Hernando (FL), County of, Florida
734.	Prospect (CT), Town of, Connecticut	785.	Hillsborough (FL), County of, Florida
735.	Roxbury (CT), Town of, Connecticut	786.	Holmes (FL), County of, Florida
736.	Seymour (CT), Town of, Connecticut	787.	Homestead (FL), City of, Florida
737.	Shelton (CT), City of, Connecticut	788.	Jackson (FL), County of, Florida
738.	Southbury (CT), Town of, Connecticut	789.	Jacksonville (FL), City of, Florida
739.	Southington (CT), Town of, Connecticut	790.	Lake (FL), County of, Florida
740.	Stratford (CT), Town of, Connecticut	791.	Lauderhill (FL), City of, Florida
741.	Thomaston (CT), Town of, Connecticut	792.	Lee (FL), County of, Florida
742.	Tolland (CT), Town of, Connecticut

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

793.	Lee Memorial Health System, d/b/a Lee	840.	St. Petersburg (FL), City of, Florida
	Health (FL), Florida	841.	Stuart (FL), City of, Florida
794.	Leon (FL), County of, Florida	842.	Suwannee (FL), County of, Florida
795.	Levy (FL), County of, Florida	843.	Sweetwater (FL), City of, Florida
796.	Lynn Haven (FL), City of, Florida	844.	Tallahassee (FL), City of, Florida
797.	Manatee (FL), County of, Florida	845.	Tampa (FL), City of, Florida
798.	Marion (FL), County of, Florida	846.	Taylor (FL), County of, Florida
799.	Miami (FL), City of, Florida	847.	Union (FL), County of, Florida
800.	Miami Gardens (FL), City of, Florida	848.	Volusia (FL), County of, Florida
801.	Miami-Dade (FL), County of, Florida	849.	Walton (FL), County of, Florida
802.	Miami-Dade (FL), School Board of,	850.	Washington (FL), County of, Florida
	Florida	851.	West Volusia Hospital Authority (FL),
803.	Miramar (FL), City of, Florida		Florida
804.	Monroe (FL), County of (County	852.	Adel (GA), City of, Georgia
	Commission), Florida	853.	Advantage Behavioral Health Systems
805.	New Port Richey (FL), City of, Florida		(GA), Georgia
806.	Niceville, City of (FL), Florida	854.	Albany (GA), City of, Georgia
807.	North Broward Hospital District (FL),	855.	Albany Area Community Service Board
	Florida		d/b/a Aspire Behavioral Health &
808.	North Miami (FL), City of, Florida		Developmental Disability Services
809.	Ocala (FL), City of, Florida		(GA), Georgia
810.	Ocoee (FL), City of, Florida	856.	Alma (GA), City of, Georgia
811.	Okaloosa (FL), County of, Florida	857.	Appling (GA), County of, Georgia
812.	Orange (FL), County of, Florida	858.	Appling (GA), County of (County Sheriff
813.	Orlando (FL), City of, Florida		Mark Melton), Georgia
814.	Ormond Beach (FL), City of, Florida	859.	Arlington (GA), City of, Georgia
815.	Osceola (FL), County of, Florida	860.	Ashburn (GA), City of, Georgia
816.	Oviedo (FL), City of, Florida	861.	Athens-Clarke County (GA), The Unified
817.	Palatka (FL), City of, Florida		Government of, Georgia
818.	Palm Bay (FL), City of, Florida	862.	Atkinson (GA), County of, Georgia
819.	Palm Beach (FL), County of, Florida	863.	Atlanta (GA), City of, Georgia
820.	Palmetto (FL), City of, Florida	864.	Augusta (GA), City of; Augusta (GA),
821.	Panama City (FL), City of, Florida		County of, Georgia
822.	Pasco (FL), County of, Florida	865.	Bacon (GA), County of, Georgia
823.	Pembroke Pines (FL), City of, Florida	866.	Bacon County Hospital Foundation, Inc.
824.	Pensacola (FL), City of, Florida		(GA), Georgia
825.	Pinellas (FL), County of, Florida	867.	Bainbridge (GA), City of, Georgia
826.	Pinellas Park (FL), City of, Florida	868.	Baldwin (GA), County of (Sheriff William
827.	Polk (FL), County of, Florida		C. Massee, Jr.), Georgia
828.	Pompano Beach (FL), City of, Florida	869.	Banks (GA), County of, Georgia
829.	Port St. Lucie (FL), City of, Florida	870.	Bartow (GA), County of, Georgia
830.	Putnam (FL), County of, Florida	871.	Ben Hill (GA), County of, Georgia
831.	Sanford (FL), City of, Florida	872.	Berrien (GA), County of, Georgia
832.	Santa Rosa (FL), County of, Florida	873.	Bibb (GA), County of (Sheriff
833.	Sarasota (FL), City of, Florida		David J. Davis), Georgia
834.	Sarasota (FL), County of, Florida	874.	Bibb County School District (GA), Georgia
835.	Sarasota County Public Hospital District	875.	Blackshear (GA), City of, Georgia
	d/b/a Memorial Healthcare System, Inc.	876.	Blakely (GA), City of, Georgia
	(FL), Florida	877.	Brantley (GA), County of, Georgia
836.	Seminole (FL), County of, Florida	878.	Brooks (GA), County of, Georgia
837.	St. Augustine (FL), City of, Florida	879.	Brunswick (GA), City of, Georgia
838.	St. Johns (FL), County of, Florida	880.	Bulloch (GA), County of, Georgia
839.	St. Lucie (FL), County of, Florida	881.	Burke (GA), County of, Georgia

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22
882.	Butts (GA), County of, Georgia	923.	Doraville (GA), City of, Georgia
883.	Calhoun (GA), City of, Georgia	924.	Dougherty (GA), County of, Georgia
884.	Camden (GA), County of, Georgia	925.	Douglas (GA), County of, Georgia
885.	Candler (GA), County of, Georgia	926.	Dunwoody (GA), City of, Georgia
886.	Candler County (GA), Hospital Authority,	927.	Early (GA), County of, Georgia
	Georgia	928.	Echols (GA), County of, Georgia
887.	Carroll (GA), County of, Georgia	929.	Effingham (GA), County of, Georgia
888.	Cartersville (GA), City of, Georgia	930.	Elbert (GA), County of, Georgia
889.	Catoosa (GA), County of, Georgia	931.	Emanuel (GA), County of, Georgia
890.	Charlton (GA), County of, Georgia	932.	Evans (GA), County of, Georgia
891.	Chatham (GA), County of, Georgia	933.	Evans Memorial Hospital, Inc. (GA),
892.	Chatham County Hospital Authority (GA),		Georgia
	Georgia	934.	Fannin (GA), County of, Georgia
893.	Chatsworth (GA), City of, Georgia	935.	Fayette (GA), County of, Georgia
894.	Chattooga (GA), County of, Georgia	936.	Fitzgerald (GA), City of, Georgia
895.	Cherokee (GA), County of, Georgia	937.	Floyd (GA), County of, Georgia
896.	Clay (GA), County of, Georgia	938.	Forsyth (GA), County of, Georgia
897.	Clayton (GA), County of, Georgia	939.	Fulton (GA), County of, Georgia
898.	Clayton Community MH/SA/DS Service	940.	Gainesville (GA), City of, Georgia
	Board (GA), Georgia	941.	Gateway Community Service Board (GA),
899.	Clinch (GA), County of, Georgia		Georgia
900.	Clinch County (GA) Hospital Authority,	942.	Georgia Mountains Community Services
	Georgia		d/b/a Avita Community Partners (GA),
901.	Cobb (GA) County of, Georgia		Georgia
902.	Cobb County Community Service Board	943.	Georgia Pines Community Service Board
	(GA), Georgia		(GA), Georgia
903.	Coffee (GA), County of (Sheriff Doyle T.	944.	Glascock (GA), County of, Georgia
	Wooten), Georgia	945.	Glynn (GA), County of, Georgia
904.	Colquitt (GA), County of, Georgia	946.	Glynn (GA), County of (Sheriff E. Neal
905.	Columbia (GA), County of, Georgia		Jump), Georgia
906.	Columbus (GA), City of, Georgia	947.	Gordon (GA), County of, Georgia
907.	Community Mental Health Center of East	948.	Grady (GA), County of, Georgia
	Central Georgia d/b/a Serenity Behavioral	949.	Greene (GA), County of, Georgia
	Health Systems (GA), Georgia	950.	Gwinnett (GA), County of, Georgia
908.	Community Service Board of Middle	951.	Habersham (GA), County of, Georgia
	Georgia (GA), Georgia	952.	Habersham County Medical Center (GA),
909.	Cook (GA), County of, Georgia		Georgia
910.	Crawford (GA), County of (Sheriff Lewis	953.	Hall (GA), County of, Georgia
	S. Walker), Georgia	954.	Hancock (GA), County of, Georgia
911.	Crisp (GA), County of, Georgia	955.	Harris (GA), County of (Sheriff Mike
912.	Crisp (GA), County of (Sheriff H.W.		Jolley), Georgia
	Hancock), Georgia	956.	Heard (GA), County of, Georgia
913.	Dade (GA), County of, Georgia	957.	Helen (GA), City of, Georgia
914.	Damascus (GA), City of, Georgia	958.	Henry (GA), County of, Georgia
915.	Dawson (GA), City of, Georgia	959.	Highland Rivers Community Service Board
916.	Dawson (GA), County of, Georgia		d/b/a Highland Rivers Health (GA),
917.	Dawsonville (GA), City of, Georgia		Georgia
918.	Decatur (GA), County of, Georgia	960.	Hospital Authority of Bainbridge and
919.	DeKalb (GA) County of, Georgia		Decatur County (GA), Georgia
920.	Demorest (GA), City of, Georgia	961.	Hospital Authority of Baxley and Appling
921.	Dodge County Hospital Authority d/b/a		County (GA), Georgia
	Dodge County Hospital (GA), Georgia
922.	Dooly (GA), County of, Georgia

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

962.	Hospital Authority of Bleckley County	1003.	New Horizons Community Service Board
	(GA) d/b/a Bleckley Memorial Hospital,		(GA), Georgia
	Georgia	1004.	Newton (GA), County of, Georgia
963.	Houston (GA), County of, Georgia	1005.	Oconee (GA), County of, Georgia
964.	Houston (GA), County of (Sheriff Cullen	1006.	Oconee (GA), County of (Sheriff Scott R.
	Talton), Georgia		Berry), Georgia
965.	Irwin (GA), County of, Georgia	1007.	Oglethorpe (GA), County of, Georgia
966.	Jackson (GA), City of, Georgia	1008.	Peach (GA), County of, Georgia
967.	Jackson (GA), County of, Georgia	1009.	Peach (GA), County of (Sheriff Terry
968.	Jasper (GA), County of, Georgia		Deese), Georgia
969.	Jeff Davis (GA), County of, Georgia	1010.	Pierce (GA), County of, Georgia
970.	Jeff Davis (GA), County of (Sheriff	1011.	Pierce (GA), County of (Sheriff Ramsey
	Preston Bohannon), Georgia		Bennett), Georgia
971.	Jefferson (GA), County of, Georgia	1012.	Pike (GA), County of, Georgia
972.	Johnson (GA), County of, Georgia	1013.	Pineland Behavioral Health and
973.	Jones (GA), County of, Georgia		Developmental Disabilities CSB (GA),
974.	Jones (GA), County of (Sheriff R.N. Butch		Georgia
	Reece), Georgia	1014.	Polk (GA), County of, Georgia
975.	Lakeland (GA), City of, Georgia	1015.	Pooler (GA), City of, Georgia
976.	Lanier (GA), County of, Georgia	1016.	Pulaski (GA), County of, Georgia
977.	Laurens (GA), County of, Georgia	1017.	Rabun (GA), County of, Georgia
978.	Laurens (GA), County of (Sheriff Larry H.	1018.	Randolph (GA), County of, Georgia
	Dean), Georgia	1019.	Richmond Hill (GA), City of, Georgia
979.	Lee (GA), County of, Georgia	1020.	Ringgold (GA), City of, Georgia
980.	Liberty (GA), County of, Georgia	1021.	River Edge Behavioral Health (GA),
981.	Lincoln (GA), County of, Georgia		Georgia
982.	Long (GA), County of, Georgia	1022.	Rockdale (GA), County of, Georgia
983.	Lookout Mountain Community Service	1023.	Rome (GA), City of, Georgia
	Board (GA), Georgia	1024.	Sandy Springs (GA), City of, Georgia
984.	Lowndes (GA), County of, Georgia	1025.	Satilla Community Services d/b/a Unison
985.	Lumpkin (GA), County of, Georgia		Behavioral Health (GA), Georgia
986.	Macon (GA), County of, Georgia	1026.	Savannah (GA), City of, Georgia
987.	Macon-Bibb County (GA), Unified	1027.	Schley (GA), County of, Georgia
	Government of, Georgia	1028.	Screven (GA), County of, Georgia
988.	Madison (GA), County of, Georgia	1029.	Screven (GA), County of (Sheriff Mike
989.	Marietta (GA), City of, Georgia		Kile), Georgia
990.	McDonough (GA), City of, Georgia	1030.	Seminole (GA), County of, Georgia
991.	McDuffie (GA), County of, Georgia	1031.	Snellville (GA), City of, Georgia
992.	McIntosh (GA), County of, Georgia	1032.	Spalding (GA), County of, Georgia
993.	Meriwether (GA), County of, Georgia	1033.	Springfield (GA), City of, Georgia
994.	Meriwether (GA), County of (Sheriff	1034.	Stephens (GA), County of, Georgia
	Chuck Smith), Georgia	1035.	Sumter (GA), County of, Georgia
995.	Middle Flint Area Community Service	1036.	Taliaferro (GA), County of, Georgia
	Board d/b/a Middle Flint Behavioral	1037.	Tattnall (GA), County of, Georgia
	Healthcare (GA), Georgia	1038.	Telfair (GA), County of, Georgia
996.	Milledgeville (GA), City of, Georgia	1039.	Telfair (GA), County of (Sheriff Chris
997.	Monroe (GA), County of, Georgia		Steverson), Georgia
998.	Montgomery (GA), County of, Georgia	1040.	Tift (GA), County of (Sheriff Gene
999.	Moultrie (GA), City of, Georgia		Scarbrough), Georgia
1000.	Murray (GA), County of, Georgia	1041.	Tifton (GA), City of, Georgia
1001.	Murray (GA), County of (Sheriff Gary	1042.	Toombs (GA), County of, Georgia
	Langford), Georgia	1043.	Towns (GA), County of, Georgia
1002.	Nashville (GA), City of, Georgia	1044.	Troup (GA), County of, Georgia

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1045.	Twiggs (GA), County of, Georgia	1092.	Alexander (IL), County of, Illinois
1046.	Union (GA), County of, Georgia	1093.	Anna (IL), City of, Illinois
1047.	Valdosta (GA), City of, Georgia	1094.	Bedford Park (IL), Village of, Illinois
1048.	Valdosta and Lowndes County (GA),	1095.	Bellwood (IL), Village of, Illinois
	Hospital Authority of d/b/a South Georgia	1096.	Bensenville (IL), Village of, Illinois
	Medical Center, Georgia	1097.	Benton (IL), City of, Illinois
1049.	View Point Health Community Service	1098.	Berkeley (IL), Village of, Illinois
	Board (GA), Georgia	1099.	Berwyn (IL), City of, Illinois
1050.	Villa Rica (GA), City of, Georgia	1100.	Board of Education of East Aurora, School
1051.	Walton (GA), County of, Georgia		District 131 (IL), Illinois
1052.	Ware (GA), County of (Sheriff Randy F.	1101.	Board of Education of Joliet Township
	Royal), Georgia		High School, District 204 (IL), Illinois
1053.	Warren (GA), County of, Georgia	1102.	Board of Education of Thornton Fractional
1054.	Warwick (GA), City of, Georgia		Township High Schools, District 215 (IL),
1055.	Washington (GA), County of, Georgia		Illinois
1056.	Wayne (GA), County of, Georgia	1103.	Board of Education of Thornton Township
1057.	Wayne (GA), County of (Sheriff John G.		High Schools, District 205 (IL), Illinois
	Carter), Georgia	1104.	Bolingbrook (IL), Village of, Illinois
1058.	Wayne County (GA), Hospital Authority,	1105.	Bond (IL), County of, Illinois
	Georgia	1106.	Bridgeview (IL), Village of, Illinois
1059.	Whitfield (GA), County of, Georgia	1107.	Broadview (IL), Village of, Illinois
1060.	Wilcox (GA), County of, Georgia	1108.	Burbank (IL), City of, Illinois
1061.	Wilkes (GA), County of, Georgia	1109.	Bureau (IL), County of, Illinois
1062.	Wilkinson (GA), County of, Georgia	1110.	Calhoun (IL), County of, Illinois
1063.	Winder (GA), City of, Georgia	1111.	Carbondale (IL), City of, Illinois
1064.	Woodbury (GA), City of, Georgia	1112.	Chicago (IL), Board of Education, School
1065.	Woodstock (GA), City of, Georgia		District No. 299, Illinois
1066.	Worth (GA), County of, Georgia	1113.	Chicago (IL), City of, Illinois
1067.	Kaua'i (HI), County of, Hawaii	1114.	Chicago Heights (IL), City of, Illinois
1068.	Ada (ID), County of, Idaho	1115.	Chicago Ridge (IL), Village of, Illinois
1069.	Adams (ID), County of, Idaho	1116.	Christian (IL), County of, Illinois
1070.	Bannock (ID), County of, Idaho	1117.	Coles (IL), County of, Illinois
1071.	Bingham (ID), County of, Idaho	1118.	Cook (IL), County of, Illinois
1072.	Blaine (ID), County of, Idaho	1119.	Countryside (IL), City of, Illinois
1073.	Boise (ID), City of, Idaho	1120.	Dekalb (IL), County of, Illinois
1074.	Boise (ID), County of, Idaho	1121.	Dolton (IL), Village of, Illinois
1075.	Bonneville (ID), County of, Idaho	1122.	DuPage (IL), County of, Illinois
1076.	Camas (ID), County of, Idaho	1123.	Edwards (IL), County of, Illinois
1077.	Canyon (ID), County of, Idaho	1124.	Effingham (IL), County of, Illinois
1078.	Caribou (ID), County of, Idaho	1125.	Evergreen Park (IL), Village of, Illinois
1079.	Cassia (ID), County of, Idaho	1126.	Forest Park (IL), Village of, Illinois
1080.	Chubbuck (ID), City of, Idaho	1127.	Franklin (IL), County of, Illinois
1081.	Elmore (ID), County of, Idaho	1128.	Franklin Park (IL), Village of, Illinois
1082.	Gooding (ID), County of, Idaho	1129.	Gallatin (IL), County of, Illinois
1083.	Latah (ID), County of, Idaho	1130.	Granite City (IL), City of, Illinois
1084.	Minidoka (ID), County of, Idaho	1131.	Hamilton (IL), County of, Illinois
1085.	Owyhee (ID), County of, Idaho	1132.	Hardin (IL) County of, Illinois
1086.	Payette (ID), County of, Idaho	1133.	Harrisburg (IL), City of, Illinois
1087.	Pocatello (ID), City of, Idaho	1134.	Harvey (IL), City of, Illinois
1088.	Preston (ID), City of, Idaho	1135.	Harwood Heights (IL), Village of, Illinois
1089.	Twin Falls (ID), City of, Idaho	1136.	Henry (IL), County of, Illinois
1090.	Twin Falls (ID), County of, Idaho	1137.	Herrin (IL), City of, Illinois
1091.	Addison (IL), Village of, Illinois	1138.	Hillside (IL), Village of, Illinois

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1139.	Hodgkins (IL), Village of, Illinois	1191.	Sesser (IL), City of, Illinois
1140.	Hoffman Estates (IL), Village of, Illinois	1192.	Shelby (IL), County of, Illinois
1141.	Jasper (IL), County of, Illinois	1193.	St. Clair (IL), County of, Illinois
1142.	Jefferson (IL), County of, Illinois	1194.	Stone Park (IL), Village of, Illinois
1143.	Jersey (IL), County of, Illinois	1195.	Streator (IL), City of, Illinois
1144.	Johnson (IL), County of, Illinois	1196.	Summit (IL), Village of, Illinois
1145.	Kane (IL), County of, Illinois	1197.	Tinley Park (IL), Village of, Illinois
1146.	Kankakee (IL), City of, Illinois	1198.	Union (IL), County of, Illinois
1147.	Kendall (IL), County of, Illinois	1199.	Wabash (IL), County of, Illinois
1148.	La Grange Park (IL), Village of, Illinois	1200.	Washington (IL), County of, Illinois
1149.	Lake (IL), County of, Illinois	1201.	Waukegan Community Unit School
1150.	Lake (IL), Couty of (Sheriff), Illinois		District (IL), Illinois
1151.	LaSalle (IL), County of, Illinois	1202.	West Frankfort (IL), City of, Illinois
1152.	Lawrence (IL), County of, Illinois	1203.	West Franklin (IL), County of (Central
1153.	Lee (IL), County of, Illinois		Dispatch), Illinois
1154.	Livingston (IL), County of, Illinois	1204.	White (IL), County of, Illinois
1155.	Lyons (IL), Township of, Illinois	1205.	Will (IL), County of, Illinois
1156.	Lyons (IL), Village of, Illinois	1206.	Williamson (IL), County of, Illinois
1157.	Macoupin (IL), County of, Illinois	1207.	Winnebago (IL), County of, Illinois
1158.	Marion (IL), City of, Illinois	1208.	Alexandria (IN), City of, Indiana
1159.	Marion (IL), County of, Illinois	1209.	Allen (IN), County of (Board of
1160.	Massac (IL), County of, Illinois		Commissioners), Indiana
1161.	Massac Memorial, LLC d/b/a Massac	1210.	Atlanta (IN), Town of, Indiana
	Memorial Hospital (IL), Illinois	1211.	Austin (IN), City of, Indiana
1162.	Maywood (IL), Village of, Illinois	1212.	Beech Grove (IN), City of, Indiana
1163.	McCook (IL), Village of, Illinois	1213.	Benton (IN), County of, Indiana
1164.	McHenry (IL), County of, Illinois	1214.	Blackford (IN), County of, Indiana
1165.	McLean (IL), County of, Illinois	1215.	Bloomington (IN), City of, Indiana
1166.	Melrose Park (IL), Village of, Illinois	1216.	Brownstown (IN), Town of, Indiana
1167.	Merrionette Park (IL), Village of, Illinois	1217.	Chandler (IN), Town of, Indiana
1168.	Metropolis (IL), City of, Illinois	1218.	Connersville (IN), City of, Indiana
1169.	North Riverside (IL), Village of, Illinois	1219.	Danville (IN), Town of, Indiana
1170.	Northlake (IL), City of, Illinois	1220.	Delaware (IN), County of, Indiana
1171.	Oak Lawn (IL), Village of, Illinois	1221.	Elwood (IN), City of, Indiana
1172.	Oak Park (IL), Village of, Illinois	1222.	Evansville (IN), City of, Indiana
1173.	Orland Fire Protection District (IL), Illinois	1223.	Fayette (IN), County of, Indiana
1174.	Orland Park (IL), Village of, Illinois	1224.	Fishers (IN), City of, Indiana
1175.	Palos Heights (IL), City of, Illinois	1225.	Fort Wayne (IN), City of, Indiana
1176.	Palos Hills (IL), City of, Illinois	1226.	Fort Wayne Community Schools (IN),
1177.	Pekin (IL), City of, Illinois		Indiana
1178.	Peoria (IL), City of, Illinois	1227.	Franklin (IN), City of, Indiana
1179.	Piatt (IL), County of, Illinois	1228.	Franklin (IN), County of (Board of
1180.	Posen (IL), Village of, Illinois		Commissioners), Indiana
1181.	Princeton (IL), City of, Illinois	1229.	Gary (IN), City of, Indiana
1182.	Pulaski (IL), County of, Illinois	1230.	Greenwood (IN), City of, Indiana
1183.	River Forest (IL), Village of, Illinois	1231.	Hammond (IN), City of, Indiana
1184.	River Grove (IL), Village of, Illinois	1232.	Harrison (IN), County of, Indiana
1185.	Riverside (IL), Village of, Illinois	1233.	Hartford (IN), City of, Indiana
1186.	Rockford (IL), City of, Illinois	1234.	Howard (IN), County of, Indiana
1187.	Saline (IL), County of, Illinois	1235.	Huntington (IN), City of, Indiana
1188.	Sangamon (IL), County of, Illinois	1236.	Indianapolis (IN), City of, Indiana
1189.	Schiller Park (IL), Village of, Illinois	1237.	Jackson (IN), County of, Indiana
1190.	Schuyler (IL), County of, Illinois	1238.	Jasper (IN), City of, Indiana

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1239.	Jay (IN), County of, Indiana	1289.	Westfield (IN) City of, Indiana
1240.	Jeffersonville (IN), City of, Indiana	1290.	Zionsville (IN), Town of, Indiana
1241.	Jennings (IN), County of, Indiana	1291.	Adair (IA), County of, Iowa
1242.	Kokomo (IN), City of, Indiana	1292.	Adams (IA), County of, Iowa
1243.	Lafayette (IN), City of, Indiana	1293.	Allamakee (IA), County of, Iowa
1244.	Lake (IN), County of, Indiana	1294.	Appanoose (IA), County of, Iowa
1245.	LaPorte (IN), County of, Indiana	1295.	Audubon (IA), County of, Iowa
1246.	Lawrence (IN), City of, Indiana	1296.	Benton (IA), County of, Iowa
1247.	Lawrence (IN), County of, Indiana	1297.	Black Hawk (IA), County of, Iowa
1248.	Logansport (IN), City of, Indiana	1298.	Bremer (IA), County of, Iowa
1249.	Madison (IN), City of, Indiana	1299.	Buchanan (IA), County of, Iowa
1250.	Madison (IN), County of, Indiana	1300.	Buena Vista (IA), County of, Iowa
1251.	Marion (IN), County of, Indiana	1301.	Calhoun (IA), County of, Iowa
1252.	Marshall (IN), County of, Indiana	1302.	Carroll (IA), County of, Iowa
1253.	Martinsville (IN), City of, Indiana	1303.	Cedar (IA), County of, Iowa
1254.	Mishawaka (IN), City of, Indiana	1304.	Cerro Gordo (IA), County of, Iowa
1255.	Monroe (IN), County of, Indiana	1305.	Cherokee (IA), County of, Iowa
1256.	Montpelier (IN), City of, Indiana	1306.	Chickasaw (IA), County of, Iowa
1257.	Mooresville (IN), Town of, Indiana	1307.	Clay (IA), County of, Iowa
1258.	Morgan (IN), County of, Indiana	1308.	Clayton (IA), County of, Iowa
1259.	Muncie (IN), City of, Indiana	1309.	Clinton (IA), County of, Iowa
1260.	New Albany (IN), City of, Indiana	1310.	Dallas (IA), County of, Iowa
1261.	New Castle (IN), City of, Indiana	1311.	Delaware (IA), County of, Iowa
1262.	Noblesville (IN), City of, Indiana	1312.	Des Moines (IA), County of, Iowa
1263.	Orange (IN), County of, Indiana	1313.	Emmet (IA), County of, Iowa
1264.	Pendleton (IN), Town of, Indiana	1314.	Fayette (IA), County of, Iowa
1265.	Penn-Harris-Madison School Corporation	1315.	Fremont (IA), County of, Iowa
	(IN), Indiana	1316.	Hamilton (IA), County of, Iowa
1266.	Peru (IN), City of, Indiana	1317.	Hancock (IA), County of, Iowa
1267.	Plainfield (IN), Town of, Indiana	1318.	Hardin (IA), County of, Iowa
1268.	Porter (IN), County of, Indiana	1319.	Harrison (IA), County of, Iowa
1269.	Portland (IN), City of, Indiana	1320.	Henry (IA), County of, Iowa
1270.	Pulaski (IN), County of, Indiana	1321.	Howard (IA), County of, Iowa
1271.	Richmond (IN), City of, Indiana	1322.	Humboldt (IA), County of, Iowa
1272.	Ripley (IN), County of, Indiana	1323.	Ida (IA), County of, Iowa
1273.	School City of Mishawaka (IN), Indiana	1324.	Jasper (IA), County of, Iowa
1274.	Scott (IN), County of, Indiana	1325.	Johnson (IA), County of, Iowa
1275.	Seymour (IN), City of, Indiana	1326.	Jones (IA), County of, Iowa
1276.	Shelbyville (IN), City of, Indiana	1327.	Keokuk (IA), County of, Iowa
1277.	Sheridan (IN), Town of, Indiana	1328.	Lee (IA), County of, Iowa
1278.	Smith-Green Community Schools (IN),	1329.	Lyon (IA), County of, Iowa
	Indiana	1330.	Madison (IA), County of, Iowa
1279.	South Bend (IN), City of, Indiana	1331.	Mahaska (IA), County of, Iowa
1280.	South Bend Community School	1332.	Marion (IA), County of, Iowa
	Corporation (IN), Indiana	1333.	Mills (IA), County of, Iowa
1281.	St. Joseph (IN), County of, Indiana	1334.	Mitchell (IA), County of, Iowa
1282.	Starke (IN), County of, Indiana	1335.	Monroe (IA), County of, Iowa
1283.	Terre Haute (IN), City of, Indiana	1336.	Montgomery (IA), County of, Iowa
1284.	Tippecanoe (IN), County of, Indiana	1337.	Muscatine (IA), County of, Iowa
1285.	Upland (IN), Town of, Indiana	1338.	O'Brien (IA), County of, Iowa
1286.	Vanderburgh (IN), County of, Indiana	1339.	Osceola (IA), County of, Iowa
1287.	Vigo (IN), County of, Indiana	1340.	Plymouth (IA), County of, Iowa
1288.	West Lafayette (IN), City of, Indiana	1341.	Pocahontas (IA), County of, Iowa

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1342.	Polk (IA), County of, Iowa	1379.	Pratt (KS), County of (Board of
1343.	Pottawattamie (IA), County of, Iowa		Commissioners), Kansas
1344.	Poweshiek (IA), County of, Iowa	1380.	Reno (KS), County of, Kansas
1345.	Sac (IA), County of, Iowa	1381.	Sedgwick (KS), County of (Board of
1346.	Scott (IA), County of, Iowa		Commissioners), Kansas
1347.	Shelby (IA), County of, Iowa	1382.	Seward (KS), County of (Board of
1348.	Sioux (IA), County of, Iowa		Commissioners), Kansas
1349.	Tama (IA), County of, Iowa	1383.	Shawnee (KS), County of (Board of
1350.	Taylor (IA), County of, Iowa		Commissioners), Kansas
1351.	Union (IA), County of, Iowa	1384.	Stanton (KS), County of (Board of
1352.	Webster (IA), County of, Iowa		Commissioners), Kansas
1353.	Winnebago (IA), County of, Iowa	1385.	Ulysses (KS), City of, Kansas
1354.	Winneshiek (IA), County of, Iowa	1386.	Wabaunsee (KS), County of (Board of
1355.	Worth (IA), County of, Iowa		Counsellors), Kansas
1356.	Wright (IA), County of, Iowa	1387.	Wichita (KS), City of, Kansas
1357.	Allen (KS), County of (Board of	1388.	Wyandotte County - Kansas City (KS),
	Commissioners), Kansas		Unified Government of, Kansas
1358.	Barber (KS), County of (Board of	1389.	Adair (KY), County (Fiscal Court),
	Commissioners), Kansas		Kentucky
1359.	Bourbon (KS), County of, Kansas	1390.	Allen (KY), County of (Fiscal Court),
1360.	Cherokee (KS), County of (Board of		Kentucky
	Commissioners), Kansas	1391.	Anderson (KY), County of (Fiscal Court),
1361.	Cowley (KS), County of (Board of		Kentucky
	Commissioners), Kansas	1392.	Ballard (KY), County of (Fiscal Court),
1362.	Crawford (KS), County of (Board of		Kentucky
	Commissioners), Kansas	1393.	Bath (KY), County of (Fiscal Court),
1363.	Dickinson (KS), County of (Board of		Kentucky
	County Counselors), Kansas	1394.	Bell (KY), County of (Fiscal Court),
1364.	Elk (KS), County of (Board of		Kentucky
	Commissioners), Kansas	1395.	Bellefonte (KY), City of, Kentucky
1365.	Elkhart (KS), City of, Kansas	1396.	Benham (KY), City of, Kentucky
1366.	Finney (KS), County of (Board of	1397.	Board of Education of Breathitt County
	Commissioners), Kansas		Public Schools (KY), Kentucky
1367.	Ford (KS), County of (Board of	1398.	Board of Education of Bullitt County
	Commissioners), Kansas		Public Schools (KY), Kentucky
1368.	Grant (KS), County of (Board of	1399.	Board of Education of Estill County Public
	Commissioners), Kansas		Schools (KY), Kentucky
1369.	Greenwood (KS), County of (Board of	1400.	Board of Education of Fayette County
	Commissioners), Kansas		Public Schools (KY), Kentucky
1370.	Harvey (KS) County of, Kansas	1401.	Board of Education of Harrison County
1371.	Johnson (KS), County of, Kansas		Public Schools (KY), Kentucky
1372.	Leavenworth (KS), County of (Board of	1402.	Board of Education of Hart County Public
	Commissioners), Kansas		Schools (KY), Kentucky
1373.	Manter (KS), City of, Kansas	1403.	Board of Education of Jefferson County
1374.	Meade (KS), County of (Board of		Public Schools (KY), Kentucky
	Commissioners), Kansas	1404.	Board of Education of Johnson County
1375.	Montgomery (KS), County of, Kansas		Public School District (KY), Kentucky
1376.	Morton (KS), County of (Board of	1405.	Board of Education of LaRue County
	Commissioners), Kansas		Public Schools (KY), Kentucky
1377.	Neosho (KS), County of (Board of	1406.	Board of Education of Lawrence County
	Commissioners), Kansas		Public Schools (KY), Kentucky
1378.	Overland Park (KS), City of, Kansas	1407.	Board of Education of Martin County
			Public Schools (KY), Kentucky

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1408.	Board of Education of Menifee County	1436.	Elliott (KY), County of (Fiscal Court),
	Public Schools (KY), Kentucky		Kentucky
1409.	Board of Education of Owsley County	1437.	Estill (KY) County Emergency Medical
	Public Schools (KY), Kentucky		Services, Kentucky
1410.	Board of Education of Wolfe County	1438.	Estill (KY), County of (Fiscal Court),
	Public Schools (KY), Kentucky		Kentucky
1411.	Boone (KY), County of (Fiscal Court),	1439.	Fleming (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1412.	Bourbon (KY), County of (Fiscal Court),	1440.	Florence (KY), City of, Kentucky
	Kentucky	1441.	Floyd (KY), County of (Fiscal Court),
1413.	Boyd (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1442.	Franklin (KY), County of (Fiscal Court),
1414.	Boyle (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1443.	Fulton (KY), County of (Fiscal Court),
1415.	Bracken (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1444.	Gallatin (KY), County of (Fiscal Court),
1416.	Breathitt (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1445.	Garrard (KY), County of (Fiscal Court),
1417.	Breckinridge (KY), County of (Fiscal		Kentucky
	Court), Kentucky	1446.	Grant (KY), County of (Fiscal Court),
1418.	Buckhorn (KY), City of, Kentucky		Kentucky
1419.	Bullitt (KY), County of (Fiscal Court),	1447.	Grayson (KY), City of, Kentucky
	Kentucky	1448.	Green (KY), County of (Fiscal Court),
1420.	Caldwell (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1449.	Greenup (KY), City of, Kentucky
1421.	Calloway (KY), County of (Fiscal Court),	1450.	Greenup (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1422.	Campbell (KY), County of (Fiscal Court),	1451.	Hancock (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1423.	Campbellsville (KY), City of, Kentucky	1452.	Hardin (KY), County of (Fiscal Court),
1424.	Carlisle (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1453.	Hardin Memorial Hospital (KY), Kentucky
1425.	Carter (KY), County of (Fiscal Court),	1454.	Harlan (KY), City of, Kentucky
	Kentucky	1455.	Harlan (KY), County of (Fiscal Court),
1426.	Casey (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1456.	Harrison (KY), County of (Fiscal Court),
1427.	Christian (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1457.	Hart (KY), County of (Fiscal Court),
1428.	Clark (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1458.	Henderson (KY), City of, Kentucky
1429.	Clay (KY), County of (Fiscal Court),	1459.	Henderson (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1430.	Clinton (KY), County of (Fiscal Court),	1460.	Henry (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1431.	Columbia (KY), City of, Kentucky	1461.	Hickman (KY), County of (Fiscal Court),
1432.	Covington (KY), City of, Kentucky		Kentucky
1433.	Cumberland (KY), County of (Fiscal	1462.	Hillview (KY), City of, Kentucky
	Court), Kentucky	1463.	Hopkins (KY), County of (Fiscal Court),
1434.	Daviess (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1464.	Hyden (KY), City of, Kentucky
1435.	Edmonson (KY), County of (Fiscal Court),	1465.	Inez (KY), City of, Kentucky
	Kentucky	1466.	Jamestown (KY), City of, Kentucky
		1467.	Jenkins (KY), City of, Kentucky

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1468.	Jessamine (KY), County of (Fiscal Court),	1496.	Monroe (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1469.	Kenton (KY), County of (Fiscal Court),	1497.	Montgomery (KY), County of (Fiscal
	Kentucky		Court), Kentucky
1470.	Kentucky River District Health Department	1498.	Morehead (KY), City of, Kentucky
	(KY), Kentucky	1499.	Morgan (KY), County of (Fiscal Court),
1471.	Knott (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1500.	Morganfield (KY), City of, Kentucky
1472.	Knox (KY), County of (Fiscal Court),	1501.	Mt. Washington (KY), City of, Kentucky
	Kentucky	1502.	Muhlenberg (KY), County of (Fiscal
1473.	Larue (KY), County of (Fiscal Court),		Court), Kentucky
	Kentucky	1503.	Murray (KY), City of, Kentucky
1474.	Laurel (KY), County of (Fiscal Court),	1504.	Nicholas (KY), Count of (Fiscal Court),
	Kentucky		Kentucky
1475.	Lawrence (KY), County of (Fiscal Court),	1505.	Ohio (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1476.	Lee (KY), County of (Fiscal Court),	1506.	Oldham (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1477.	Leslie (KY), County of (Fiscal Court),	1507.	Owen (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1478.	Letcher (KY), County of (Fiscal Court),	1508.	Owensboro (KY), City of, Kentucky
	Kentucky	1509.	Owsley (KY), County of (Fiscal Court),
1479.	Lewis (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1510.	Paducah (KY), City of, Kentucky
1480.	Lexington-Fayette County (KY), Urban	1511.	Paintsville (KY), City of, Kentucky
	Government of, Kentucky	1512.	Pendleton (KY), County (Fiscal Court),
1481.	Lincoln (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1513.	Perry (KY), County of (Fiscal Court),
1482.	Logan (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1514.	Pike (KY), County of, Kentucky
1483.	London (KY), City of, Kentucky	1515.	Pineville (KY), City of, Kentucky
1484.	Louisville/Jefferson County (KY), Metro	1516.	Pippa Passes (KY), City of, Kentucky
	Government of, Kentucky	1517.	Powell (KY), County of (Fiscal Court),
1485.	Loyall (KY), City of, Kentucky		Kentucky
1486.	Lynch (KY), City of, Kentucky	1518.	Prestonsburg (KY), City of, Kentucky
1487.	Madison (KY), County (Fiscal Court),	1519.	Pulaski (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1488.	Manchester (KY), City of, Kentucky	1520.	Rowan (KY), County of (Fiscal Court),
1489.	Marshall (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1521.	Russell (KY), City of, Kentucky
1490.	Martin (KY), County of (Fiscal Court),	1522.	Russell (KY), County of (Fiscal Court),
	Kentucky		Kentucky
1491.	Mason (KY), County of (Fiscal Court),	1523.	Russell Springs (KY), City of, Kentucky
	Kentucky	1524.	Scott (KY), County of (Fiscal Court),
1492.	McCracken (KY), County of (Fiscal		Kentucky
	Court), Kentucky	1525.	Shelby (KY), County of (Fiscal Court),
1493.	McLean (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1526.	Shepherdsville (KY), City of, Kentucky
1494.	Meade (KY), County of (Fiscal Court),	1527.	South Shore (KY), City of, Kentucky
	Kentucky	1528.	Spencer (KY), County of (Fiscal Court),
1495.	Mercer (KY), County of (Fiscal Court),		Kentucky
	Kentucky	1529.	Taylor (KY), County of (Fiscal Court),
			Kentucky

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1530.	Taylor County Hospital District Health	1565.	Bossier (LA), Parish of, Louisiana
	Facilities Corporation (KY), Kentucky	1566.	Caddo (LA) Fire Protection District No. 1,
1531.	Todd (KY), County of (Fiscal Court),		Louisiana
	Kentucky	1567.	Caddo (LA), Parish of, Louisiana
1532.	Union (KY), County of (Fiscal Court),	1568.	Calcasieu (LA), Parish of (Police Jury),
	Kentucky		Louisiana
1533.	Vanceburg (KY), City of, Kentucky	1569.	Calcasieu (LA), Parish of (Sheriff),
1534.	Warfield (KY), City of, Kentucky		Louisiana
1535.	Warren (KY), County of, Kentucky	1570.	Caldwell (LA), Parish of, Louisiana
1536.	Wayne (KY), County of (Fiscal Court),	1571.	Cameron (LA), Parish of, Louisiana
	Kentucky	1572.	Catahoula (LA), Parish of (Police Jury),
1537.	Webster (KY), County of (Fiscal Court),		Louisiana
	Kentucky	1573.	Catahoula (LA), Parish of (Sheriff Toney
1538.	West Liberty (KY), City of, Kentucky		Edwards), Louisiana
1539.	Whitesburg (KY), City of, Kentucky	1574.	Claiborne (LA), Parish of, Louisiana
1540.	Whitley (KY), County of, Kentucky	1575.	Concordia (LA), Parish of, Louisiana
1541.	Winchester (KY), City of, Kentucky	1576.	Concordia (LA), Parish of (Sheriff Kenneth
1542.	Wolfe (KY), County of (Fiscal Court),		Hedrick), Louisiana
	Kentucky	1577.	Covington (LA), City of, Louisiana
1543.	Woodford (KY), County of (Fiscal Court),	1578.	Delhi (LA), Town of, Louisiana
	Kentucky	1579.	Desoto (LA), Parish of, Louisiana
1544.	Worthington (KY), City of, Kentucky	1580.	DeSoto Fire Protection District No. 8 (LA),
1545.	Acadia-St. Landry (LA) Hospital Service		Louisiana
	District d/b/a Acadia-St. Landry Hospital,	1581.	Donaldsonville (LA), City of, Louisiana
	Louisiana	1582.	East Baton Rouge (LA), Parish of (Clerk of
1546.	Alexandria (LA), City of, Louisiana		Court Office), Louisiana
1547.	Allen (LA), Parish of (Sheriff), Louisiana	1583.	East Baton Rouge (LA), Parish of (Sheriff),
1548.	Ascension (LA), Parish of, Louisiana		Louisiana
1549.	Ascension (LA), Parish of (Sheriff),	1584.	East Carroll (LA), Parish of (Police Jury),
	Louisiana		Louisiana
1550.	Ascension (LA), Parish School Board,	1585.	East Carroll (LA), Parish of (Sheriff),
	Louisiana		Louisiana
1551.	Assumption (LA), Parish of (Police Jury),	1586.	Eunice (LA), City of, Louisiana
	Louisiana	1587.	Evangeline (LA), Parish of (Police Jury),
1552.	Assumption (LA), Parish of (Sheriff Leland		Louisiana
	Falcon), Louisiana	1588.	Evangeline (LA), Parish of (Sheriff),
1553.	Avoyelles (LA), Parish of (Police Jury),		Louisiana
	Louisiana	1589.	Ferriday (LA), Town of, Louisiana
1554.	Avoyelles (LA), Parish of (Sheriff),	1590.	Franklin (LA), City of, Louisiana
	Louisiana	1591.	Franklin (LA), Parish of, Louisiana
1555.	Baldwin (LA), Town of, Louisiana	1592.	Gramercy (LA), Town of, Louisiana
1556.	Bastrop (LA), City of, Louisiana	1593.	Grant (LA), Parish of (Police Jury),
1557.	Baton Rouge (LA), City of, Louisiana		Louisiana
1558.	Beauregard (LA), Parish of (Police Jury),	1594.	Grant (LA), Parish of (Sheriff), Louisiana
	Louisiana	1595.	Gretna (LA), City of, Louisiana
1559.	Benton (LA) Fire No. 4, Louisiana	1596.	Hospital Service District No. 1 of The
1560.	Berwick (LA), Town of, Louisiana		Parish of Avoyelles, State of Louisiana,
1561.	Bienville (LA), Parish of (Sheriff),		d/b/a Bunkie General Hospital (LA),
	Louisiana		Louisiana
1562.	Bogalusa (LA), City of, Louisiana	1597.	Hospital Service District No. 1 of The
1563.	Bossier (LA) Parish Emergency Medical		Parish of LaSalle, State of Louisiana. d/b/a
	Services Ambulance District, Louisiana		Hardtner Medical Center (LA), Louisiana
1564.	Bossier (LA), City of, Louisiana	1598.	Iberia (LA), Parish of, Louisiana

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1599.	Iberia (LA), Parish School Board of,	1633.	North Caddo (LA) Hospital Service
	Louisiana		District d/b/a North Caddo Medical Center,
1600.	Iberville (LA), Parish of (Parish Council),		Louisiana
	Louisiana	1634.	Opelousas (LA), City of, Louisiana
1601.	Jackson (LA), Parish of (Police Jury),	1635.	Opelousas (LA), General Hospital
	Louisiana		Authority, a Louisiana Public Trust d/b/a
1602.	Jackson (LA), Parish of (Sheriff),		Opelousas General Health System,
	Louisiana		Louisiana
1603.	Jean Lafitte (LA), Town of, Louisiana	1636.	Orleans (LA), Parish of (Sheriff),
1604.	Jefferson (LA), Parish of, Louisiana		Louisiana
1605.	Jefferson (LA), Parish of (Coroner's	1637.	Orleans Parish Hospital Service District -
	Office), Louisiana		District A (LA), Louisiana
1606.	Jefferson (LA), Parish of (Sheriff),	1638.	Ouachita (LA), Parish of (Police Jury),
	Louisiana		Louisiana
1607.	Jefferson Davis (LA), Parish of (Police	1639.	Ouachita (LA), Parish of (Sheriff),
	Jury), Louisiana		Louisiana
1608.	Jefferson Davis (LA), Parish of (Sheriff),	1640.	Patterson (LA), City of, Louisiana
	Louisiana	1641.	Pearl River (LA), Town of, Louisiana
1609.	Jefferson Parish Hospital Service District 1	1642.	Pineville (LA), City of, Louisiana
	(LA), Louisiana	1643.	Pointe Coupee (LA), Parish of (Police
1610.	Jefferson Parish Hospital Service District 2		Jury), Louisiana
	(LA), Louisiana	1644.	Pointe Coupee Parish (LA) Health Services
1611.	Kenner (LA), City of, Louisiana		District Number 1, Louisiana
1612.	Lafayette (LA), Parish of (Sheriff),	1645.	Rapides (LA), Parish of, Louisiana
	Louisiana	1646.	Rapides (LA), Parish of (Sheriff),
1613.	Lafourche (LA), Parish of, Louisiana		Louisiana
1614.	LaFourche Parish School Board (LA),	1647.	Red River (LA) Fire Protection District,
	Louisiana		Louisiana
1615.	Lake Charles (LA), City of, Louisiana	1648.	Red River (LA), Parish of, Louisiana
1616.	Lake Providence (LA), Town of, Louisiana	1649.	Richland (LA), Parish of, Louisiana
1617.	LaSalle (LA), Parish of, Louisiana	1650.	Richland (LA), Parish of (Sheriff),
1618.	Lincoln (LA), Parish of (Sheriff),		Louisiana
	Louisiana	1651.	Richwood (LA), Town of, Louisiana
1619.	Livingston (LA), Parish of, Louisiana	1652.	Sabine (LA), Parish of (Police Jury),
1620.	Livingston (LA), Parish of (Sheriff),		Louisiana
	Louisiana	1653.	Sabine (LA), Parish of (Sheriff), Louisiana
1621.	Lutcher (LA), Town of, Louisiana	1654.	Shreveport (LA), City of, Louisiana
1622.	Madisonville (LA), Town of, Louisiana	1655.	Slidell (LA), City of, Louisiana
1623.	Mandeville (LA), City of, Louisiana	1656.	St. Bernard (LA), Parish of, Louisiana
1624.	Monroe (LA), City of, Louisiana	1657.	St. Bernard (LA), Parish of (Coroner Dr.
1625.	Morehouse (LA), Parish of (Police Jury),		Bryan Bertucci), Louisiana
	Louisiana	1658.	St. Bernard (LA), Parish of (Sheriff),
1626.	Morehouse (LA), Parish of (Sheriff),		Louisiana
	Louisiana	1659.	St. Bernard Parish School Board (LA),
1627.	Morgan (LA), City of, Louisiana		Louisiana
1628.	Natchitoches (LA), City of, Louisiana	1660.	St. Charles (LA), Parish of, Louisiana
1629.	Natchitoches (LA), Parish of (Parish	1661.	St. Charles (LA), Parish of (Sheriff),
	Council), Louisiana		Louisiana
1630.	New Iberia (LA), City of, Louisiana	1662.	St. James (LA), Parish of, Louisiana
1631.	New Orleans (LA), City of, Louisiana	1663.	St. James Parish School Board (LA),
1632.	New Roads (LA), City of, Louisiana		Louisiana
		1664.	St. John the Baptist (LA), Parish of,
			Louisiana

			FINAL AGREEMENT 3.25.22
			EXHIBITS C AND G AS OF 4.29.22

1665.	St. Landry (LA), Parish of, Louisiana	1697.	West Carroll (LA), Parish of (Sheriff),
1666.	St. Landry (LA), Parish of (Sheriff),		Louisiana
	Louisiana	1698.	West Monroe (LA), City of, Louisiana
1667.	St. Martin (LA), Parish of, Louisiana	1699.	Westwego (LA), City of, Louisiana
1668.	St. Martinville (LA), City of, Louisiana	1700.	Winn (LA), Parish of (Police Jury),
1669.	St. Mary (LA), Parish of, Louisiana		Louisiana
1670.	St. Mary (LA), Parish of (Sheriff),	1701.	Androscoggin (ME), County of, Maine
	Louisiana	1702.	Aroostook (ME), County of, Maine
1671.	St. Mary (LA), Parish School Board of,	1703.	Auburn (ME), City of, Maine
	Louisiana	1704.	Augusta (ME), City of, Maine
1672.	St. Tammany (LA) Fire Protection District	1705.	Bangor (ME), City of, Maine
	No. 4, Louisiana	1706.	Biddeford (ME), City of, Maine
1673.	St. Tammany (LA), Parish of, Louisiana	1707.	Board of Education of Bangor School
1674.	St. Tammany (LA), Parish of (Coroner's		Department (ME), Maine
	Office), Louisiana	1708.	Board of Education of Cape Elizabeth
1675.	St. Tammany (LA), Parish of (Sheriff),		School Department (ME), Maine
	Louisiana	1709.	Board of Education of Maine Regional
1676.	St. Tammany Fire Protection District No. 1		School Unit 10 (ME), Maine
	(LA), Louisiana	1710.	Board of Education of Maine Regional
1677.	St. Tammany Fire Protection District No.		School Unit 13 (ME), Maine
	12 (LA), Louisiana	1711.	Board of Education of Maine Regional
1678.	St. Tammany Fire Protection District No.		School Unit 25 (ME), Maine
	13 (LA), Louisiana	1712.	Board of Education of Maine Regional
1679.	St. Tammany Fire Protection District No. 2		School Unit 26 (ME), Maine
	(LA), Louisiana	1713.	Board of Education of Maine Regional
1680.	St. Tammany Fire Protection District No. 3		School Unit 29 (ME), Maine
	(LA), Louisiana	1714.	Board of Education of Maine Regional
1681.	St. Tammany Fire Protection District No. 5		School Unit 34 (ME), Maine
	(LA), Louisiana	1715.	Board of Education of Maine Regional
1682.	Tensas (LA), Parish of (Sheriff), Louisiana		School Unit 40 (ME), Maine
1683.	Terrebonne (LA), Parish of, Louisiana	1716.	Board of Education of Maine Regional
1684.	Terrebonne (LA), Parish of (Sheriff),		School Unit 50 (ME), Maine
	Louisiana	1717.	Board of Education of Maine Regional
1685.	Union (LA), Parish of, Louisiana		School Unit 57 (ME), Maine
1686.	Union (LA), Parish of (Sheriff), Louisiana	1718.	Board of Education of Maine Regional
1687.	Vermilion (LA), Parish of (Police Jury),		School Unit 60 (ME), Maine
	Louisiana	1719.	Board of Education of Maine Regional
1688.	Vernon (LA), Parish of (Police Jury),		School Unit 71 (ME), Maine
	Louisiana	1720.	Board of Education of Maine Regional
1689.	Vernon (LA), Parish of (Sheriff), Louisiana		School Unit 9 (ME), Maine
1690.	Washington (LA), Parish of, Louisiana	1721.	Board of Education of Maine School
1691.	Washington (LA), Parish of (Sheriff),		Administrative District 11 (ME), Maine
	Louisiana	1722.	Board of Education of Maine School
1692.	Webster (LA), Parish of, Louisiana		Administrative District 15 (ME), Maine
1693.	West Ascension Parish (LA) Hospital	1723.	Board of Education of Maine School
	Service District dba Prevost Memorial		Administrative District 28/Five Town
	Hospital, Louisiana		Central School District (ME), Maine
1694.	West Baton Rouge (LA) Fire Protection	1724.	Board of Education of Maine School
	District No. 1, Louisiana		Administrative District 35 (ME), Maine
1695.	West Baton Rouge (LA), Parish of,	1725.	Board of Education of Maine School
	Louisiana		Administrative District 44 (ME), Maine
1696.	West Carroll (LA), Parish of, Louisiana	1726.	Board of Education of Maine School
			Administrative District 53 (ME), Maine

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

1727.	Board of Education of Maine School Administrative District 55 (ME), Maine	1767.	Carroll (MD), County of (Board of Commissioners), Maryland
1728.	Board of Education of Maine School	1768.	Cecil (MD), County of, Maryland
	Administrative District 6 (ME), Maine	1769.	Charles (MD), County of (Commissioners),
1729.	Board of Education of Maine School		Maryland
	Administrative District 61 (ME), Maine	1770.	Charlestown (MD), City of, Maryland
1730.	Board of Education of Maine School	1771.	Cottage City (MD), Town of, Maryland
	Administrative District 72 (ME), Maine	1772.	Cumberland (MD), City of, Maryland
1731.	Board of Education of Portland School	1773.	Dorchester (MD), County of, Maryland
	Department (ME), Maine	1774.	Forest Heights (MD), Town of, Maryland
1732.	Board of Education of Scarborough School	1775.	Frederick (MD), City of, Maryland
	Department (ME), Maine	1776.	Frederick (MD), County of, Maryland
1733.	Board of Education of South Portland	1777.	Frostburg (MD) City of, Maryland
	School Department (ME), Maine	1778.	Garrett (MD), County of, Maryland
1734.	Board of Education of St. George	1779.	Grantsville (MD), City of, Maryland
	Municipal School District (ME), Maine	1780.	Hagerstown (MD), City of, Maryland
1735.	Board of Education of Waterville School	1781.	Harford (MD) County of, Maryland
	Department (ME), Maine	1782.	Havre De Grace (MD), City of, Maryland
1736.	Calais (ME), City of, Maine	1783.	Howard (MD), County of, Maryland
1737.	Cumberland (ME), County of, Maine	1784.	Laurel (MD), City of, Maryland
1738.	Ellsworth School Department (ME), The	1785.	Montgomery (MD), County of, Maryland
	Board of Education of, Maine	1786.	Mountain Lake Park (MD), City of,
1739.	Kennebec (ME), County of, Maine		Maryland
1740.	Knox (ME), County of, Maine	1787.	North Brentwood (MD), Town of,
1741.	Lewiston (ME), City of, Maine		Maryland
1742.	Lincoln (ME), County of, Maine	1788.	North East (MD), City of, Maryland
1743.	Penobscot (ME), County of, Maine	1789.	Oakland (MD), City of, Maryland
1744.	Portland (ME), City of, Maine	1790.	Perryville (MD), City of, Maryland
1745.	Rockland (ME), City of, Maine	1791.	Prince George's (MD), County of,
1746.	Saco (ME), City of, Maine		Maryland
1747.	Sagadahoc (ME), County of, Maine	1792.	Rockville (MD), City of (Mayor and
1748.	Sanford (ME), City of, Maine		Common Council), Maryland
1749.	Somerset (ME), County of, Maine	1793.	Seat Pleasant (MD), City of, Maryland
1750.	Waldo (ME), County of, Maine	1794.	Somerset (MD), County of, Maryland
1751.	Washington (ME), County of, Maine	1795.	St. Mary's (MD), County of
1752.	Waterville (ME), City of, Maine		(Commissioners), Maryland
1753.	York (ME), County of, Maine	1796.	Talbot (MD), County of, Maryland
1754.	Aberdeen (MD), City of, Maryland	1797.	Upper Marlboro (MD), Town of, Maryland
1755.	Allegany (MD), County of, Maryland	1798.	Vienna (MD), City of, Maryland
1756.	Annapolis (MD), City of, Maryland	1799.	Washington County (MD), County of
1757.	Anne Arundel (MD), County of, Maryland		(Board of Commissioners), Maryland
1758.	Balitmore (MD), County of, Maryland	1800.	Westminster (MD), City of (Mayor and
1759.	Baltimore (MD), City of (Mayor and City		Common Council), Maryland
	Council), Maryland	1801.	Wicomico (MD), County of, Maryland
1760.	Baltimore City Board of School	1802.	Acushnet (MA), Town of, Massachusetts
	Commissioners (MD), Maryland	1803.	Agawam (MA), Town of, Massachusetts
1761.	Bel Air (MD), City of, Maryland	1804.	Amesbury (MA), City of, Massachusetts
1762.	Berlin (MD), City of, Maryland	1805.	Andover (MA), Town of, Massachusetts
1763.	Bowie (MD), City of, Maryland	1806.	Aquinnah (MA), Town of, Massachusetts
1764.	Calvert (MD), County of (Commissioners),	1807.	Athol (MA), Town of, Massachusetts
	Maryland	1808.	Auburn (MA), Town of, Massachusetts
1765.	Cambridge (MD), City of, Maryland	1809.	Ayer (MA), Town of, Massachusetts
1766.	Caroline (MD), County of, Maryland	1810.	Barnstable (MA), Town of, Massachusetts

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

1811.	Belchertown (MA), Town of,	1858.	Lakeville (MA), Town of, Massachusetts
	Massachusetts	1859.	Leicester (MA), Town of, Massachusetts
1812.	Beverly (MA), City of, Massachusetts	1860.	Leominster (MA), City of, Massachusetts
1813.	Billerica (MA), Town of, Massachusetts	1861.	Leverett (MA), Town of, Massachusetts
1814.	Boston (MA) Housing Authority,	1862.	Longmeadow (MA), Town of,
	Massachusetts		Massachusetts
1815.	Boston (MA) Public Health Commission,	1863.	Lowell (MA), City of, Massachusetts
	Massachusetts	1864.	Ludlow (MA), Town of, Massachusetts
1816.	Boston (MA), City of, Massachusetts	1865.	Lunenburg (MA), Town of, Massachusetts
1817.	Braintree (MA), Town of, Massachusetts	1866.	Lynn (MA), City of, Massachusetts
1818.	Brewster (MA), Town of, Massachusetts	1867.	Lynnfield (MA), Town of, Massachusetts
1819.	Bridgewater (MA), Town of,	1868.	Malden (MA), City of, Massachusetts
	Massachusetts	1869.	Marblehead (MA), Town of, Massachusetts
1820.	Brockton (MA), City of, Massachusetts	1870.	Marshfield (MA), Town of, Massachusetts
1821.	Brookline (MA), Town of, Massachusetts	1871.	Mashpee (MA), Town of, Massachusetts
1822.	Cambridge (MA), City of, Massachusetts	1872.	Mattapoisett (MA), Town of,
1823.	Canton (MA), Town of, Massachusetts		Massachusetts
1824.	Carver (MA), Town of, Massachusetts	1873.	Medford (MA), City of, Massachusetts
1825.	Charlton (MA), Town of, Massachusetts	1874.	Melrose (MA), City of, Massachusetts
1826.	Chelmsford (MA), Town of, Massachusetts	1875.	Methuen (MA), City of, Massachusetts
1827.	Chelsea (MA), City of, Massachusetts	1876.	Middleborough (MA), Town of,
1828.	Chicopee (MA), City of, Massachusetts		Massachusetts
1829.	Clarksburg (MA), Town of, Massachusetts	1877.	Milford (MA), Town of, Massachusetts
1830.	Clinton (MA), Town of, Massachusetts	1878.	Millbury (MA), Town of, Massachusetts
1831.	Danvers (MA), Town of, Massachusetts	1879.	Millis (MA), Town of, Massachusetts
1832.	Dedham (MA), Town of, Massachusetts	1880.	Nantucket (MA), Town of, Massachusetts
1833.	Dennis (MA), Town of, Massachusetts	1881.	Natick (MA), Town of, Massachusetts
1834.	Douglas (MA), Town of, Massachusetts	1882.	New Bedford (MA), City of, Massachusetts
1835.	Dudley (MA), Town of, Massachusetts	1883.	Newburyport (MA), City of, Massachusetts
1836.	East Bridgewater (MA), Town of,	1884.	North Adams (MA), City of, Massachusetts
	Massachusetts	1885.	North Andover (MA), Town of,
1837.	Eastham (MA), Town of, Massachusetts		Massachusetts
1838.	Easthampton (MA), City of, Massachusetts	1886.	North Attleborough (MA), Town of,
1839.	Easton (MA), Town of, Massachusetts		Massachusetts
1840.	Everett (MA), City of, Massachusetts	1887.	North Reading (MA), Town of,
1841.	Fairhaven (MA), Town of, Massachusetts		Massachusetts
1842.	Fall River (MA), City of, Massachusetts	1888.	Northampton (MA), City of, Massachusetts
1843.	Falmouth (MA), Town of, Massachusetts	1889.	Northbridge (MA), Town of,
1844.	Fitchburg (MA), City of, Massachusetts		Massachusetts
1845.	Framingham (MA), City of, Massachusetts	1890.	Norton (MA), Town of, Massachusetts
1846.	Freetown (MA), Town of, Massachusetts	1891.	Norwell (MA), Town of, Massachusetts
1847.	Georgetown (MA), Town of,	1892.	Norwood (MA), Town of, Massachusetts
	Massachusetts	1893.	Orange (MA), Town of, Massachusetts
1848.	Gloucester (MA), City of, Massachusetts	1894.	Oxford (MA), Town of, Massachusetts
1849.	Grafton (MA), Town of, Massachusetts	1895.	Palmer (MA), Town of, Massachusetts
1850.	Greenfield (MA), City of, Massachusetts	1896.	Peabody (MA), City of, Massachusetts
1851.	Hanson (MA), Town of, Massachusetts	1897.	Pembroke (MA), Town of, Massachusetts
1852.	Haverhill (MA), City of, Massachusetts	1898.	Pittsfield (MA), City of, Massachusetts
1853.	Holliston (MA), Town of, Massachusetts	1899.	Plainville (MA), Town of, Massachusetts
1854.	Holyoke (MA), City of, Massachusetts	1900.	Plymouth (MA), Town of, Massachusetts
1855.	Hopedale (MA), Town of, Massachusetts	1901.	Provincetown (MA), Town of,
1856.	Hull (MA), Town of, Massachusetts		Massachusetts
1857.	Kingston (MA), Town of, Massachusetts	1902.	Quincy (MA), City of, Massachusetts

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

1903.	Randolph (MA), Town of, Massachusetts	1946.	Winchendon (MA), Town of,
1904.	Rehoboth (MA), Town of, Massachusetts		Massachusetts
1905.	Revere (MA), City of, Massachusetts	1947.	Winthrop (MA), Town of, Massachusetts
1906.	Rockland (MA), Town of, Massachusetts	1948.	Woburn (MA), City of, Massachusetts
1907.	Salem (MA), City of, Massachusetts	1949.	Worcester (MA), City of, Massachusetts
1908.	Salisbury (MA), Town of, Massachusetts	1950.	Alcona (MI), County of, Michigan
1909.	Sandwich (MA), Town of, Massachusetts	1951.	Alger (MI), County of, Michigan
1910.	Scituate (MA), Town of, Massachusetts	1952.	Alpena (MI), County of, Michigan
1911.	Seekonk (MA), Town of, Massachusetts	1953.	Antrim (MI), County of, Michigan
1912.	Sheffield (MA), Town of, Massachusetts	1954.	Arenac (MI), County of, Michigan
1913.	Shirley (MA), Town of, Massachusetts	1955.	Baraga (MI), County of, Michigan
1914.	Somerset (MA), Town of, Massachusetts	1956.	Bay (MI), County of, Michigan
1915.	Somerville (MA), City of, Massachusetts	1957.	Benzie (MI), County of, Michigan
1916.	South Hadley (MA), Town of,	1958.	Berrien (MI), County of, Michigan
	Massachusetts	1959.	Branch (MI), County of, Michigan
1917.	Southbridge (MA), Town of,	1960.	Calhoun (MI), County of, Michigan
	Massachusetts	1961.	Canton (MI), Charter Township of,
1918.	Spencer (MA), Town of, Massachusetts		Michigan
1919.	Springfield (MA), City of, Massachusetts	1962.	Cass (MI), County of, Michigan
1920.	Stoneham (MA), Town of, Massachusetts	1963.	Charlevoix (MI), County of, Michigan
1921.	Stoughton (MA), Town of, Massachusetts	1964.	Cheboygan (MI), County of, Michigan
1922.	Sturbridge (MA), Town of, Massachusetts	1965.	Chippewa (MI), County of, Michigan
1923.	Sudbury (MA), Town of, Massachusetts	1966.	Clinton (MI), Charter Township of,
1924.	Sutton (MA), Town of, Massachusetts		Michigan
1925.	Swampscott (MA), Town of,	1967.	Clinton (MI), County of, Michigan
	Massachusetts	1968.	Crawford (MI), County of, Michigan
1926.	Templeton (MA), Town of, Massachusetts	1969.	Delta (MI), County of, Michigan
1927.	Tewksbury (MA), Town of, Massachusetts	1970.	Detroit (MI), City of, Michigan
1928.	Truro (MA), Town of, Massachusetts	1971.	Detroit Wayne (MI), Mental Health
1929.	Tyngsborough (MA), Town of,		Authority, Michigan
	Massachusetts	1972.	Dickinson (MI), County of, Michigan
1930.	Upton (MA), Town of, Massachusetts	1973.	East Lansing (MI), City of, Michigan
1931.	Wakefield (MA), Town of, Massachusetts	1974.	Eaton (MI), County of, Michigan
1932.	Walpole (MA), Town of, Massachusetts	1975.	Escanaba (MI), City of, Michigan
1933.	Ware (MA), Town of, Massachusetts	1976.	Flint (MI), City of, Michigan
1934.	Warren (MA), Town of, Massachusetts	1977.	Genesee (MI), County of, Michigan
1935.	Watertown (MA), Town of, Massachusetts	1978.	Grand Rapids (MI), City of, Michigan
1936.	Wellfleet (MA), Town of, Massachusetts	1979.	Grand Traverse (MI), County of, Michigan
1937.	West Boylston (MA), Town of,	1980.	Gratiot (MI), County of, Michigan
	Massachusetts	1981.	Harrison (MI), Charter Township of,
1938.	West Bridgewater (MA), Town of,		Michigan
	Massachusetts	1982.	Hillsdale (MI), County of, Michigan
1939.	West Springfield (MA), Town of,	1983.	Houghton (MI), County of, Michigan
	Massachusetts	1984.	Huron (MI), Township of, Michigan
1940.	West Tisbury (MA), Town of,	1985.	Ingham (MI), County of, Michigan
	Massachusetts	1986.	Ionia (MI), County of, Michigan
1941.	Westborough (MA), Town of,	1987.	Iosco (MI), County of, Michigan
	Massachusetts	1988.	Iron (MI), County of, Michigan
1942.	Westford (MA), Town of, Massachusetts	1989.	Iron Mountain (MI), City of, Michigan
1943.	Weymouth (MA), Town of, Massachusetts	1990.	Isabella (MI), County of, Michigan
1944.	Williamsburg (MA), Town of,	1991.	Jackson (MI), City of, Michigan
	Massachusetts	1992.	Kalamazoo (MI), County of, Michigan
1945.	Wilmington (MA), Town of, Massachusetts	1993.	Kent (MI), County of, Michigan

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

1994.	Lake (MI), County of, Michigan	2045.	Douglas (MN), County of, Minnesota
1995.	Lansing (MI), City of, Michigan	2046.	Duluth (MN), City of, Minnesota
1996.	Leelanau (MI), County of, Michigan	2047.	Freeborn (MN), County of, Minnesota
1997.	Lenawee (MI), County of, Michigan	2048.	Hennepin (MN), County of, Minnesota
1998.	Livingston (MI), County of, Michigan	2049.	Itasca (MN), County of, Minnesota
1999.	Livonia (MI), City of, Michigan	2050.	McLeod (MN), County of, Minnesota
2000.	Luce (MI), County of, Michigan	2051.	Meeker (MN), County of, Minnesota
2001.	Macomb (MI), County of, Michigan	2052.	Minneapolis (MN), City of, Minnesota
2002.	Manistee (MI), County of, Michigan	2053.	Minnesota Prairie County Alliance (MN),
2003.	Marquette (MI), County of, Michigan		Minnesota
2004.	Mason (MI), County of, Michigan	2054.	Morrison (MN), County of, Minnesota
2005.	Monroe (MI), County of, Michigan	2055.	Mower (MN), County of, Minnesota
2006.	Montcalm, (MI) County of, Michigan	2056.	North St. Paul (MN), City of, Minnesota
2007.	Montmorency (MI), County of, Michigan	2057.	Olmsted (MN), County of, Minnesota
2008.	Muskegon (MI), County of, Michigan	2058.	Pine (MN), County of, Minnesota
2009.	Newaygo (MI), County of, Michigan	2059.	Proctor (MN), City of, Minnesota
2010.	Northville (MI), Township of, Michigan	2060.	Ramsey (MN), County of, Minnesota
2011.	Oakland (MI), County of, Michigan	2061.	Rochester (MN), City of, Minnesota
2012.	Oceana (MI), County of, Michigan	2062.	Roseau (MN), County of, Minnesota
2013.	Ogemaw (MI), County of, Michigan	2063.	Saint Paul (MN), City of, Minnesota
2014.	Ontonagon (MI), County of, Michigan	2064.	Sibley (MN), County of, Minnesota
2015.	Osceola (MI), County of, Michigan	2065.	St. Louis (MN), County of, Minnesota
2016.	Otsego (MI), County of, Michigan	2066.	Steele (MN), County of, Minnesota
2017.	Pittsfield (MI), Charter Township of,	2067.	Waseca (MN), County of, Minnesota
	Michigan	2068.	Washington (MN), County of, Minnesota
2018.	Pontiac (MI), City of, Michigan	2069.	Winona (MN), County of, Minnesota
2019.	Presque Isle (MI), County of, Michigan	2070.	Wright (MN), County of, Minnesota
2020.	Romulus (MI), City of, Michigan	2071.	Yellow Medicine (MN), County of,
2021.	Roscommon (MI), County of, Michigan		Minnesota
2022.	Saginaw (MI), County of, Michigan	2072.	Adams (MS), County of, Mississippi
2023.	Sanilac (MI), County of, Michigan	2073.	Amite (MS), County of, Mississippi
2024.	Sault Ste. Marie (MI), City of, Michigan	2074.	Amory (MS), City of, Mississippi
2025.	Shiawassee (MI), County of, Michigan	2075.	Arcola (MS), Town of, Mississippi
2026.	St. Clair (MI), County of, Michigan	2076.	Attala (MS), County of, Mississippi
2027.	Sterling Heights (MI), City of, Michigan	2077.	Benton (MS), County of, Mississippi
2028.	Traverse City (MI), City of, Michigan	2078.	Bolivar (MS), County of, Mississippi
2029.	Tuscola (MI), County of, Michigan	2079.	Brookhaven (MS), City of, Mississippi
2030.	Van Buren (MI), Township of, Michigan	2080.	Caledonia (MS), Town of, Mississippi
2031.	Warren (MI), City of, Michigan	2081.	Carroll (MS), County of, Mississippi
2032.	Washtenaw (MI), County of, Michigan	2082.	Centreville (MS), Town of, Missisippi
2033.	Wayne (MI), City of, Michigan	2083.	Charleston (MS), City of, Mississippi
2034.	Wayne (MI), County of, Michigan	2084.	Chickasaw (MS), County of, Mississippi
2035.	Westland (MI), City of, Michigan	2085.	Claiborne (MS), County of, Mississippi
2036.	Wexford (MI), County of, Michigan	2086.	Clarke (MS), County of, Mississippi
2037.	Anoka (MN), County of, Minnesota	2087.	Clarksdale (MS), City of, Mississippi
2038.	Beltrami (MN), County of, Minnesota	2088.	Cleveland (MS), City of, Mississippi
2039.	Big Stone (MN), County of, Minnesota	2089.	Columbia (MS), City of, Mississippi
2040.	Board of Education of Minnetonka School	2090.	Columbus (MS), City of, Mississippi
	District No. 276 (MN), Minnesota	2091.	Community Hospital (MS), Sharkey-
2041.	Carlton (MN), County of, Minnesota		Issaquena, Mississippi
2042.	Carver (MN), County of, Minnesota	2092.	Copiah (MS), County of, Mississippi
2043.	Coon Rapids (MN), City of, Minnesota	2093.	Covington (MS), County of, Mississippi
2044.	Dakota (MN), County of, Minnesota	2094.	DeSoto (MS), County of, Mississippi

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2095.	Diamondhead (MS), City of, Mississippi	2146.	New Albany (MS), City of, Mississippi
2096.	Forrest (MS), County of, Mississippi	2147.	Ocean Springs (MS), City of, Mississippi
2097.	Franklin (MS), County of, Mississippi	2148.	Panola (MS), County of, Mississippi
2098.	Gautier (MS), City of, Mississippi	2149.	Pascagoula (MS), City of, Mississippi
2099.	George (MS), County of, Mississippi	2150.	Pearl River (MS), County of, Mississippi
2100.	Greene (MS), County of, Mississippi	2151.	Pearl River County Hospital (MS),
2101.	Greenwood (MS), City of, Mississippi		Mississippi
2102.	Grenada (MS), City of, Mississippi	2152.	Perry (MS), County of, Mississippi
2103.	Grenada (MS), County of, Mississippi	2153.	Philadelphia (MS), City of, Mississippi
2104.	Gulfport (MS), City of, Mississippi	2154.	Prentiss (MS), County of, Mississippi
2105.	Hancock (MS), County of, Mississippi	2155.	Quitman (MS), City of, Mississippi
2106.	Harrison (MS), County of, Mississippi	2156.	Regional Medical Center (MS), South
2107.	Hattiesburg (MS), City of, Mississippi		Central, Mississippi
2108.	Hinds (MS), County of, Mississippi	2157.	Scott (MS), County of, Mississippi
2109.	Holly Springs (MS), City of, Mississippi	2158.	Shannon (MS), City of, Mississippi
2110.	Holmes (MS), County of, Mississippi	2159.	Shubuta (MS), Town of, Mississippi
2111.	Humphreys (MS), County of, Mississippi	2160.	Starkville (MS), City of, Mississippi
2112.	Indianola (MS), City of, Mississippi	2161.	Stone (MS), County of, Mississippi
2113.	Issaquena (MS), County of, Mississippi	2162.	Summit (MS), Town of, Mississippi
2114.	Itawamba (MS), County of, Mississippi	2163.	Sunflower (MS), County of, Mississippi
2115.	Iuka (MS), City of, Mississippi	2164.	Tallahatchie (MS), County of, Mississippi
2116.	Jackson (MS), City of, Mississippi	2165.	Tate (MS), County of, Mississippi
2117.	Jackson (MS), County of, Mississippi	2166.	Tippah (MS), County of, Mississippi
2118.	Jefferson (MS), County of, Mississippi	2167.	Tishomingo (MS), County of, Mississippi
2119.	Jefferson Davis (MS), County of,	2168.	Tunica (MS), County of, Mississippi
	Mississippi	2169.	Tupelo (MS), City of, Mississippi
2120.	Jones (MS), County of, Mississippi	2170.	Union (MS), County of, Mississippi
2121.	Jonestown (MS), City of, Mississippi	2171.	Verona (MS), City of, Mississippi
2122.	Kemper (MS), County of, Mississippi	2172.	Vicksburg (MS), City of, Mississippi
2123.	Kosciusko (MS), City of, Mississippi	2173.	Walthall (MS), County of, Mississippi
2124.	Lafayette (MS), County of, Mississippi	2174.	Washington (MS), County of, Mississippi
2125.	Lauderdale (MS), County of, Mississippi	2175.	Wayne (MS), County of, Mississippi
2126.	Laurel (MS), City of, Mississippi	2176.	Waynesboro (MS), City of, Mississippi
2127.	Lawrence (MS), County of, Mississippi	2177.	Webb (MS), City of, Mississippi
2128.	Leakesville (MS), Town of, Mississippi	2178.	Wiggins (MS), City of, Mississippi
2129.	Lee (MS), County of, Mississippi	2179.	Yalobusha (MS), County of, Mississippi
2130.	Leflore (MS), County of, Mississippi	2180.	Adair (MO), County of, Missouri
2131.	Lincoln (MS), County of, Mississippi	2181.	Andrew (MO), County of, Missouri
2132.	Long Beach (MS), City of, Mississippi	2182.	Atchison (MO), County of, Missouri
2133.	Lumberton (MS), City of, Mississippi	2183.	Audrain (MO), County of, Missouri
2134.	Madison (MS), County of, Mississippi	2184.	Barry (MO), County of, Missouri
2135.	Marion (MS), County of, Mississippi	2185.	Barton (MO), County of, Missouri
2136.	Marshall (MS), County of, Mississippi	2186.	Boone (MO), County of, Missouri
2137.	McLain (MS), Town of, Mississippi	2187.	Buchanan (MO), County of, Missouri
2138.	Memorial Hospital at Gulfport (MS),	2188.	Butler (MO), County of, Missouri
	Mississippi	2189.	Callaway (MO), County of, Missouri
2139.	Meridian (MS), City of, Mississippi	2190.	Camden (MO), County of, Missouri
2140.	Monroe (MS), County of, Mississippi	2191.	Cape Girardeau (MO), County of, Missouri
2141.	Morton (MS), City of, Mississippi	2192.	Cass (MO), County of, Missouri
2142.	Moss Point (MS), City of, Mississippi	2193.	Chariton (MO), County of, Missouri
2143.	Mound Bayou (MS), City of, Mississippi	2194.	Christian (MO), County of, Missouri
2144.	Neshoba (MS), County of, Mississippi
2145.	Nettleton (MS), City of, Mississippi

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2195.	Citizens Memorial Hospital District d/b/a	2243.	Pike (MO), County of, Missouri
	Citizens Memorial Hospital (MO),	2244.	Polk (MO), County of, Missouri
	Missouri	2245.	Pulaski (MO), County of, Missouri
2196.	Clinton (MO), County of, Missouri	2246.	Ralls (MO), County of, Missouri
2197.	Cole (MO), County of, Missouri	2247.	Randolph (MO), County of, Missouri
2198.	Crawford (MO), County of, Missouri	2248.	Ray (MO), County of, Missouri
2199.	Dade (MO), County of, Missouri	2249.	Reynolds (MO), County of, Missouri
2200.	DeKalb (MO), County of, Missouri	2250.	Ripley (MO), County of, Missouri
2201.	Dent (MO), County of, Missouri	2251.	Schuyler (MO), County of, Missouri
2202.	Douglas (MO), County of, Missouri	2252.	Scott (MO), County of, Missouri
2203.	Dunklin (MO), County of, Missouri	2253.	Sedalia (MO) City of, Missouri
2204.	Franklin (MO), County of, Missouri	2254.	Shannon (MO), County of, Missouri
2205.	Gasconade (MO), County of, Missouri	2255.	Shelby (MO), County of, Missouri
2206.	Greene (MO), County of, Missouri	2256.	Springfield (MO), City of, Missouri
2207.	Grundy (MO), County of, Missouri	2257.	St. Charles (MO), County of, Missouri
2208.	Harrisonville (MO), City of, Missouri	2258.	St. Clair (MO), County of, Missouri
2209.	Henry (MO), County of, Missouri	2259.	St. Francois (MO), County of, Missouri
2210.	Hickory (MO), County of, Missouri	2260.	St. Joseph (MO), City of, Missouri
2211.	Howell (MO), County of, Missouri	2261.	St. Louis (MO), City of, Missouri
2212.	Independence (MO), City of, Missouri	2262.	St. Louis (MO), County of, Missouri
2213.	Iron (MO), County of, Missouri	2263.	Ste. Genevieve (MO), County of, Missouri
2214.	Jackson (MO), County of, Missouri	2264.	Stone (MO), County of, Missouri
2215.	Jasper (MO), County of, Missouri	2265.	Taney (MO), County of, Missouri
2216.	Jefferson (MO), County of, Missouri	2266.	Texas (MO), County of, Missouri
2217.	Johnson (MO), County of, Missouri	2267.	Vernon (MO), County of, Missouri
2218.	Joplin (MO), City of, Missouri	2268.	Warren (MO), County of, Missouri
2219.	Kansas City (MO), City of, Missouri	2269.	Washington (MO), County of, Missouri
2220.	Kinloch (MO), Fire Protection District of	2270.	Webster (MO), County of, Missouri
	St. Louis County, Missouri	2271.	Worth (MO), County of, Missouri
2221.	Knox (MO), County of, Missouri	2272.	Wright (MO), County of, Missouri
2222.	Lafayette (MO), County of, Missouri	2273.	Anaconda-Deer Lodge (MT), County of,
2223.	Lawrence (MO), County of, Missouri		Montana
2224.	Lewis (MO), County of, Missouri	2274.	Cascade (MT), County of, Montana
2225.	Lincoln (MO), County of, Missouri	2275.	Gallatin (MT), County of, Montana
2226.	Livingston (MO), County of, Missouri	2276.	Great Falls (MT), City of, Montana
2227.	Madison (MO), County of, Missouri	2277.	Lake (MT), County of, Montana
2228.	Maries (MO), County of, Missouri	2278.	Missoula (MT), City of, Montana
2229.	McDonald (MO), County of, Missouri	2279.	Missoula (MT), County of, Montana
2230.	Miller (MO), County of, Missouri	2280.	Douglas (NE), County of, Nebraska
2231.	Moniteau (MO), County of, Missouri	2281.	Keith (NE), County of, Nebraska
2232.	Montgomery (MO), County of, Missouri	2282.	Knox (NE), County of, Nebraska
2233.	Morgan (MO), County of, Missouri	2283.	Lincoln (NE), County of, Nebraska
2234.	New Madrid (MO), County of, Missouri	2284.	Sarpy (NE), County of, Nebraska
2235.	Nodaway (MO), County of, Missouri	2285.	South Sioux City (NE), City of, Nebraska
2236.	Northeast Ambulance (MO), Fire	2286.	Boulder (NV), City of, Nevada
	Protection District of St. Louis County,	2287.	Carson City (NV), Nevada
	Missouri	2288.	Central Lyon County Fire Protection
2237.	Osage (MO), County of, Missouri		District (NV), Nevada
2238.	Ozark (MO), County of, Missouri	2289.	Churchill (NV), County of, Nevada
2239.	Pemiscot (MO), County of, Missouri	2290.	Clark (NV), County of, Nevada
2240.	Perry (MO), County of, Missouri	2291.	Douglas (NV), County of, Nevada
2241.	Pettis (MO), County of, Missouri	2292.	Ely (NV), City of, Nevada
2242.	Phelps (MO), County of, Missouri	2293.	Esmeralda (NV), County of, Nevada

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2294.	Fernley (NV), City of, Nevada	2336.	Strafford (NH), County of, New Hampshire
2295.	Henderson (NV), City of, Nevada	2337.	Sullivan (NH), County of, New Hampshire
2296.	Humboldt (NV), County of, Nevada	2338.	Atlantic (NJ), County of, New Jersey
2297.	Las Vegas (NV), City of, Nevada	2339.	Barnegat (NJ), Township of, New Jersey
2298.	Lincoln (NV), County of, Nevada	2340.	Bayonne (NJ), City of, New Jersey
2299.	Lyon (NV), County of, Nevada	2341.	Bergen (NJ), County of, New Jersey
2300.	Mesquite (NV), City of, Nevada	2342.	Bloomfield (NJ), The Township of, New
2301.	Mineral (NV), County of, Nevada		Jersey
2302.	North Las Vegas (NV), City of, Nevada	2343.	Brick (NJ), Township of, New Jersey
2303.	North Lyon County Fire Protection District	2344.	Burlington (NJ), County of, New Jersey
	(NV), Nevada	2345.	Camden (NJ), County of, New Jersey
2304.	Nye (NV), County of, Nevada	2346.	Cape May (NJ), County of, New Jersey
2305.	Reno (NV), City of, Nevada	2347.	Clifton (NJ), City of, New Jersey
2306.	Sparks (NV), City of, Nevada	2348.	Clinton (NJ), Town of, New Jersey
2307.	Washoe (NV), County of, Nevada	2349.	Cumberland (NJ), County of, New Jersey
2308.	West Wendover (NV), City of, Nevada	2350.	Elizabeth (NJ), City of, New Jersey
2309.	White Pine (NV), County of, Nevada	2351.	Essex (NJ), County of, New Jersey
2310.	Belknap (NH), County of, New Hampshire	2352.	Hudson (NJ), County of, New Jersey
2311.	Belmont (NH), City of, New Hampshire	2353.	Irvington (NJ), Township of, New Jersey
2312.	Berlin (NH), City of, New Hampshire	2354.	Jersey City (NJ), City of, New Jersey
2313.	Board of Education of Goshen School	2355.	Monmouth (NJ), County of, New Jersey
	District (NH), New Hampshire	2356.	Newark (NJ), City of, New Jersey
2314.	Board of Education of Kearsarge RSU-	2357.	Ocean (NJ), County of, New Jersey
	School Administrative Unit 65 (NH), New	2358.	Paramus (NJ), Borough of, New Jersey
	Hampshire	2359.	Passaic (NJ), County of, New Jersey
2315.	Board of Education of Lebanon School	2360.	Paterson (NJ), City of, New Jersey
	District (NH), New Hampshire	2361.	Ridgefield (NJ) Borough of, New Jersey
2316.	Board of Education of Pittsfield School	2362.	Saddle Brook (NJ), Township of, New
	District (NH), New Hampshire		Jersey
2317.	Board of Education of Tamworth School	2363.	Sussex (NJ), County of, New Jersey
	District (NH), New Hampshire	2364.	Teaneck (NJ), Township of, New Jersey
2318.	Carroll (NH), County of, New Hampshire	2365.	Trenton (NJ), City of, New Jersey
2319.	Cheshire (NH), County of, New Hampshire	2366.	Union (NJ), County of, New Jersey
2320.	Claremont (NH), City of, New Hampshire	2367.	Alamogordo (NM), City of, New Mexico
2321.	Concord (NH), City of, New Hampshire	2368.	Albuquerque (NM), City of, New Mexico
2322.	Coos (NH), County of, New Hampshire	2369.	Bernalillo (NM), County of
2323.	Derry (NH), Town of, New Hampshire		(Commissioners), New Mexico
2324.	Dover (NH), City of, New Hampshire	2370.	Catron (NM), County of (Board of
2325.	Franklin (NH), City of, New Hampshire		Commissioners), New Mexico
2326.	Grafton (NH), County of, New Hampshire	2371.	Cibola (NM), County of (Board of
2327.	Hillsborough (NH), County of, New		Commissioners), New Mexico
	Hampshire	2372.	Colfax (NM), County of (Board of
2328.	Keene (NH), City of, New Hampshire		Commissioners), New Mexico
2329.	Laconia (NH), City of, New Hampshire	2373.	Curry (NM), County of (Board of
2330.	Londonderry (NH), Town of, New		Commissioners), New Mexico
	Hampshire	2374.	Dona Ana (NM), County of (Board of
2331.	Manchester (NH), City of, New Hampshire		Commissioners), New Mexico
2332.	Merrimack (NH), County of, New	2375.	Eddy (NM), County of, New Mexico
	Hampshire	2376.	Espanola (NM), City of, New Mexico
2333.	Nashua (NH), City of, New Hampshire	2377.	Grant (NM), County of, New Mexico
2334.	Rochester (NH), City of, New Hampshire	2378.	Hidalgo (NM), County of (Board of
2335.	Rockingham (NH), County of, New		Commissioners), New Mexico
	Hampshire	2379.	Hobbs (NM), City of, New Mexico

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2380.	Las Cruces (NM), City of, New Mexico	2418.	Centerport (NY), Fire District of, New
2381.	Lea (NM), County of (Board of		York
	Commissioners), New Mexico	2419.	Chautauqua (NY), County of, New York
2382.	Lincoln (NM), County of (Board of	2420.	Cheektowaga (NY), Town of, New York
	Commissioners), New Mexico	2421.	Chemung (NY), County of, New York
2383.	Luna (NM), County of (Board of	2422.	Chenango (NY), County of, New York
	Commissioners), New Mexico	2423.	Clarkstown (NY), Town of, New York
2384.	McKinley (NM), County of (Board of	2424.	Clinton (NY), County of, New York
	Commissioners), New Mexico	2425.	Columbia (NY), County of, New York
2385.	Mora (NM), County of, New Mexico	2426.	Cortland (NY) County of, New York
2386.	Otero (NM), County of (Board of	2427.	Dutchess (NY), County of, New York
	Commissioners), New Mexico	2428.	East Hampton (NY), Village of, New York
2387.	Rio Arriba (NM), County of, New Mexico	2429.	East Rockaway (NY), Village of, New
2388.	Roosevelt (NM), County of, New Mexico		York
2389.	San Juan (NM), County of, New Mexico	2430.	Erie (NY), County of, New York
2390.	San Miguel (NM) County of (Board of	2431.	Essex (NY), County of, New York
	Commissioners), New Mexico	2432.	Farmingdale (NY), Village of, New York
2391.	Sandoval (NM), County of, New Mexico	2433.	Floral Park (NY), Village of, New York
2392.	Santa Fe (NM), County of (Board of	2434.	Franklin (NY), County of, New York
	Commissioners), New Mexico	2435.	Fulton (NY), County of, New York
2393.	Santa Fe (NM), City of, New Mexico	2436.	Garden City (NY), Village of, New York
2394.	Sierra (NM), County of (Board of	2437.	Genesee (NY), County of, New York
	Commissioners), New Mexico	2438.	Geneva (NY), City of, New York
2395.	Socorro (NM), County of (Board of	2439.	Great Neck (NY), Village of, New York
	Commissioners), New Mexico	2440.	Greene (NY), County of, New York
2396.	Taos (NM), County of (Board of	2441.	Greenport (NY), Village of, New York
	Commissioners), New Mexico	2442.	Hamilton (NY), County of, New York
2397.	Torrance County Board of Commissioners	2443.	Hauppauge (NY), Fire District, New York
	(NM), New Mexico	2444.	Haverstraw (NY), Town of, New York
2398.	Union (NM), County of (Board of	2445.	Hempstead (NY), Town of, New York
	Commissioners), New Mexico	2446.	Hempstead (NY), Village of, New York
2399.	Valencia (NM), County of (Board of	2447.	Herkimer (NY), County of, New York
	Commissioners), New Mexico	2448.	Herkimer (NY), Village of, New York
2400.	Albany (NY), City of, New York	2449.	Hicksville (NY), Water District of, New
2401.	Albany (NY), County of, New York		York
2402.	Allegany (NY), County of, New York	2450.	Huntington (NY), Town of, New York
2403.	Amherst (NY), Town of, New York	2451.	Island Park (NY), Village of, New York
2404.	Amityville (NY), Village of, New York	2452.	Islandia (NY), Village of, New York
2405.	Amsterdam (NY), City of, New York	2453.	Islip (NY), Town of, New York
2406.	Auburn (NY), City of, New York	2454.	Islip Terrace (NY), Fire District of, New
2407.	Babylon (NY), Town of, New York		York
2408.	Babylon (NY), Village of, New York	2455.	Ithaca (NY), City of, New York
2409.	Bellmore (NY), Fire District of, New York	2456.	Jefferson (NY), County of, New York
2410.	Bellport (NY), Village of, New York	2457.	Kingston (NY), City of, New York
2411.	Board of Education of Rochester City	2458.	Lackawanna (NY), City of, New York
	School District (NY), New York	2459.	Lake Grove (NY), Village of, New York
2412.	Brookhaven (NY), Town of, New York	2460.	Lancaster (NY), Town of, New York
2413.	Broome (NY), County of, New York	2461.	Lawrence (NY), Village of, New York
2414.	Buffalo (NY), City of, New York	2462.	Levittown (NY), Fire District of, New
2415.	Cattaraugus (NY), County of, New York		York
2416.	Cayuga (NY), County of, New York	2463.	Lewis (NY), County of, New York
2417.	Centereach (NY), Fire District, New York	2464.	Lindenhurst (NY), Village of, New York
		2465.	Livingston (NY), County of, New York

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2466.	Lloyd Harbor (NY), Village of, New York	2507.	Port Washington North (NY), Village of,
2467.	Long Beach (NY), City of, New York		New York
2468.	Lynbrook (NY), Village of, New York	2508.	Poughkeepsie (NY), City of, New York
2469.	Madison (NY), County of, New York	2509.	Poughkeepsie (NY), Town of, New York
2470.	Massapequa Park (NY), Village of, New	2510.	Putnam (NY), County of, New York
	York	2511.	Ramapo (NY), Town of, New York
2471.	Melville (NY), Fire District of, New York	2512.	Rensselaer (NY), County of, New York
2472.	Merrick Library (NY), New York	2513.	Ridge (NY), Fire District of, New York
2473.	Mill Neck (NY), Village of, New York	2514.	Riverhead (NY), Town of, New York
2474.	Miller Place (NY), Fire District of, New	2515.	Rochester (NY), City of, New York
	York	2516.	Rockland (NY), County of, New York
2475.	Millerton (NY), Village of, New York	2517.	Rockville Centre Public Library (NY),
2476.	Monroe (NY), County of, New York		New York
2477.	Montgomery (NY), County of, New York	2518.	Rome (NY), City of, New York
2478.	Mount Sinai (NY), Fire District of, New	2519.	Rosalyn (NY) Water District, New York
	York	2520.	Saltaire (NY), Village of, New York
2479.	Mount Vernon (NY), City of, New York	2521.	Saratoga (NY), County of, New York
2480.	Nassau (NY), County of, New York	2522.	Saratoga Springs (NY), City of, New York
2481.	Nassau University Medical Center (NY),	2523.	Schenectady (NY), City of, New York
	New York	2524.	Schenectady (NY), County of, New York
2482.	Nesconset (NY), Fire District of, New	2525.	Schoharie (NY), County of, New York
	York	2526.	Schuyler (NY), County of, New York
2483.	New Hyde Park (NY), Village of, New	2527.	Seneca (NY), County of, New York
	York	2528.	Smithtown (NY), Fire District of, New
2484.	New York (NY), City of, New York		York
2485.	Niagara (NY), County of, New York	2529.	Smithtown (NY), Town of, New York
2486.	Nissequogue (NY), Village of, New York	2530.	South Farmingdale (NY), Fire District of,
2487.	North Hempstead (NY), Town of, New		New York
	York	2531.	Southampton (NY), Town of, New York
2488.	North Merrick (NY), Fire District of, New	2532.	Southold (NY), Town of, New York
	York	2533.	St James (NY), Fire District, New York
2489.	North Patchogue (NY), Fire District of,	2534.	St. Lawrence (NY), County of, New York
	New York	2535.	Steuben (NY), County of, New York
2490.	Northport (NY), Village of, New York	2536.	Stewart Manor (NY), Village of, New York
2491.	Ogdensburg (NY), City of, New York	2537.	Stony Brook (NY), Fire District of, New
2492.	Old Westbury (NY), Village of, New York		York
2493.	Oneida (NY), County of, New York	2538.	Stony Point (NY), Town of, New York
2494.	Onondaga (NY), County of, New York	2539.	Suffern (NY), Village of, New York
2495.	Ontario (NY), County of, New York	2540.	Suffolk (NY), County of, New York
2496.	Orange (NY), County of, New York	2541.	Sullivan (NY), County of, New York
2497.	Orangetown (NY), Town of, New York	2542.	Syracuse (NY), City of, New York
2498.	Orleans (NY) County of, New York	2543.	The Branch (NY), Village of, New York
2499.	Oswego (NY), County of, New York	2544.	Tioga (NY), County of, New York
2500.	Otsego (NY), County of, New York	2545.	Tompkins (NY), County of, New York
2501.	Oyster Bay (NY), Town of, New York	2546.	Tonawanda (NY), Town of, New York
2502.	Patchogue (NY), Village of, New York	2547.	Troy (NY), City of, New York
2503.	Plainview - Old Bethpage Public Library	2548.	Ulster (NY), County of, New York
	(NY), New York	2549.	Uniondale (NY), Fire District of, New
2504.	Plattsburgh (NY), City of, New York		York
2505.	Poquott (NY), Village of, New York	2550.	Utica (NY), City of, New York
2506.	Port Washington (NY), Water District of,	2551.	Valley Stream (NY), Village of, New York
	New York	2552.	Wappinger (NY), Town of, New York

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2553.	Wappingers Falls (NY), Village of, New	2599.	Granville (NC), County of, North Carolina
	York	2600.	Greene (NC), County of, North Carolina
2554.	Warren (NY), County of, New York	2601.	Greensboro (NC), City of, North Carolina
2555.	Washington (NY), County of, New York	2602.	Guilford (NC), County of, North Carolina
2556.	West Hampton Dunes (NY), Village of,	2603.	Halifax (NC), County of, North Carolina
	New York	2604.	Haywood (NC), County of, North Carolina
2557.	West Haverstraw (NY), Village of, New	2605.	Henderson (NC), City of, North Carolina
	York	2606.	Hickory (NC), City of, North Carolina
2558.	West Hempstead (NY) Public Library,	2607.	Iredell (NC) County of, North Carolina
	New York	2608.	Jacksonville (NC), City of, North Carolina
2559.	Westbury (NY), Village of, New York	2609.	Jones (NC), County of, North Carolina
2560.	Westchester (NY), County of, New York	2610.	Lee (NC), County of, North Carolina
2561.	Wyoming (NY), County of, New York	2611.	Lenoir (NC), County of, North Carolina
2562.	Yates (NY) County of, New York	2612.	Lincoln (NC), County of, North Carolina
2563.	Yonkers (NY), City of, New York	2613.	Madison (NC), County of, North Carolina
2564.	Alamance (NC), County of, North Carolina	2614.	Martin (NC), County of, North Carolina
2565.	Alexander (NC), County of, North Carolina	2615.	McDowell (NC), County of, North
2566.	Alleghany (NC), County of, North Carolina		Carolina
2567.	Anson (NC), County of, North Carolina	2616.	Mecklenburg (NC), County of, North
2568.	Ashe (NC), County of, North Carolina		Carolina
2569.	Beaufort (NC), County of, North Carolina	2617.	Mitchell (NC), County of, North Carolina
2570.	Bertie (NC), County of, North Carolina	2618.	Moore (NC), County of, North Carolina
2571.	Bladen (NC), County of, North Carolina	2619.	New Hanover (NC), County of, North
2572.	Brunswick (NC), County of, North		Carolina
	Carolina	2620.	Onslow (NC), County of, North Carolina
2573.	Buncombe (NC), County of, North	2621.	Orange (NC), County of, North Carolina
	Carolina	2622.	Pamlico (NC), County of, North Carolina
2574.	Burke (NC), County of, North Carolina	2623.	Pasquotank (NC), County of, North
2575.	Cabarrus (NC), County of, North Carolina		Carolina
2576.	Caldwell (NC), County of, North Carolina	2624.	Person (NC), County of, North Carolina
2577.	Camden (NC), County of, North Carolina	2625.	Pitt (NC), County of, North Carolina
2578.	Canton (NC), City of, North Carolina	2626.	Polk (NC), County of, North Carolina
2579.	Carteret (NC), County of, North Carolina	2627.	Randolph (NC), County of, North Carolina
2580.	Caswell (NC), County of, North Carolina	2628.	Richmond (NC), County of, North Carolina
2581.	Catawba (NC), County of, North Carolina	2629.	Robeson (NC), County of, North Carolina
2582.	Chatham (NC), County of, North Carolina	2630.	Rockingham (NC), County of, North
2583.	Cherokee (NC), County of, North Carolina		Carolina
2584.	Chowan (NC), County of, North Carolina	2631.	Rowan (NC), County of, North Carolina
2585.	Cleveland (NC), County of, North Carolina	2632.	Rutherford (NC), County of, North
2586.	Columbus (NC), County of, North Carolina		Carolina
2587.	Craven (NC), County of, North Carolina	2633.	Sampson (NC), County of, North Carolina
2588.	Cumberland (NC), County of, North	2634.	Scotland (NC), County of, North Carolina
	Carolina	2635.	Stokes (NC), County of, North Carolina
2589.	Currituck (NC), County of, North Carolina	2636.	Surry (NC), County of, North Carolina
2590.	Dare (NC), County of, North Carolina	2637.	Tyrrell (NC), County of, North Carolina
2591.	Davidson (NC), County of, North Carolina	2638.	Vance (NC), County of, North Carolina
2592.	Davie (NC), County of, North Carolina	2639.	Warren (NC), County of, North Carolina
2593.	Duplin (NC), County of, North Carolina	2640.	Washington (NC), County of, North
2594.	Durham (NC), County of, North Carolina		Carolina
2595.	Fayetteville (NC), City Of, North Carolina	2641.	Watauga (NC), County of, North Carolina
2596.	Forsyth (NC), County of, North Carolina	2642.	Wayne (NC), County of, North Carolina
2597.	Franklin (NC), County of, North Carolina	2643.	Wilkes (NC), County of, North Carolina
2598.	Gaston (NC), County of, North Carolina	2644.	Wilmington (NC), City of, North Carolina

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2645.	Winston-Salem (NC), City of, North	2691.	Belmont (OH), County of (Board of
	Carolina		Commissioners), Ohio
2646.	Yadkin (NC), County of, North Carolina	2692.	Boston (OH), Township of, Ohio
2647.	Yancey (NC), County of, North Carolina	2693.	Boston Heights (OH), Village of, Ohio
2648.	Barnes (ND), County of, North Dakota	2694.	Broadview Heights (OH), City of, Ohio
2649.	Benson (ND), County of, North Dakota	2695.	Brooklyn Heights (OH), Village of, Ohio
2650.	Bismarck (ND), City of, North Dakota	2696.	Brown (OH), County of (Board of
2651.	Burleigh (ND), County of, North Dakota		Commissioners), Ohio
2652.	Cass (ND), County of, North Dakota	2697.	Brunswick (OH), City of, Ohio
2653.	Devils Lake (ND), City of, North Dakota	2698.	Butler (OH), County of (Board of
2654.	Dickey (ND), County of, North Dakota		Commissioners), Ohio
2655.	Dunn (ND), County of, North Dakota	2699.	Canton (OH), City of, Ohio
2656.	Eddy (ND), County of, North Dakota	2700.	Carroll (OH), County of (Board of
2657.	Fargo (ND), City of, North Dakota		Commissioners), Ohio
2658.	Foster (ND), County of, North Dakota	2701.	Champaign (OH), County of (Board of
2659.	Grand Forks (ND), City of, North Dakota		Commissioners), Ohio
2660.	Grand Forks (ND), County of, North	2702.	Cincinnati (OH), City of, Ohio
	Dakota	2703.	Clermont (OH), County of (Board of
2661.	Lamoure (ND), County of, North Dakota		Commissioners), Ohio
2662.	Lisbon (ND), City of, North Dakota	2704.	Cleveland (OH), City of, Ohio
2663.	McKenzie (ND), County of, North Dakota	2705.	Clinton (OH), County of (Board of
2664.	McLean (ND), County of, North Dakota		Commissioners), Ohio
2665.	Mercer (ND), County of, North Dakota	2706.	Clinton (OH), Village of, Ohio
2666.	Mountrail (ND), County of, North Dakota	2707.	Columbiana (OH), County of (Board of
2667.	Pembina (ND), County of, North Dakota		Commissioners), Ohio
2668.	Pierce (ND), County of, North Dakota	2708.	Columbus (OH), City of, Ohio
2669.	Ramsey (ND), County of, North Dakota	2709.	Copley (OH), Township of, Ohio
2670.	Ransom (ND), County of, North Dakota	2710.	Coshocton (OH), County of (Board of
2671.	Richland (ND), County of, North Dakota		Commissioners), Ohio
2672.	Rolette (ND), County of, North Dakota	2711.	Coventry (OH), Township of, Ohio
2673.	Sargent (ND), County of, North Dakota	2712.	Crawford (OH), County of (Board of
2674.	Stark (ND), County of, North Dakota		Commissioners), Ohio
2675.	Towner (ND), County of, North Dakota	2713.	Cuyahoga Falls (OH), City of, Ohio
2676.	Walsh (ND), County of, North Dakota	2714.	Darke (OH), County of (Commissioners),
2677.	Ward (ND), County of, North Dakota		Ohio
2678.	Wells (ND), County of, North Dakota	2715.	Dayton (OH), City of, Ohio
2679.	Williams (ND), County of, North Dakota	2716.	Delaware (OH), County of (Board of
2680.	Adams (OH), County of (Board of		Commissioners), Ohio
	Commissioners), Ohio	2717.	East Cleveland (OH), City of, Ohio
2681.	Akron (OH), City of, Ohio	2718.	Elyria (OH), City of, Ohio
2682.	Allen (OH), County of (Board of	2719.	Erie (OH), County of (Board of
	Commissioners), Ohio		Commissioners), Ohio
2683.	Alliance (OH), City of, Ohio	2720.	Euclid (OH), City of, Ohio
2684.	Ashland (OH), City of, Ohio	2721.	Fairfield (OH), City of, Ohio
2685.	Ashland (OH), County of (Board of	2722.	Fairfield (OH), County of (Board of
	Commissioners), Ohio		Commissioners), Ohio
2686.	Ashtabula (OH), County of, Ohio	2723.	Fairlawn (OH), City of, Ohio
2687.	Athens (OH), County of (Board of	2724.	Fayette (OH), County of, Ohio
	Commissioners), Ohio	2725.	Findlay (OH), City of, Ohio
2688.	Auglaize (OH), County of (Board of	2726.	Fostoria (OH), City of, Ohio
	Commissioners), Ohio	2727.	Franklin (OH), County of (Board of
2689.	Aurora (OH), City of, Ohio		Commissioners), Ohio
2690.	Barberton (OH), City of, Ohio

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2728.	Fulton (OH), County of (Board of	2765.	Medina (OH), County of, Ohio
	Commissioners), Ohio	2766.	Meigs (OH), County of, Ohio
2729.	Gallia (OH), County of (Board of	2767.	Mental Health & Recovery Services Board
	Commissioners), Ohio		of Allen, Auglaize, and Hardin Counties
2730.	Garfield Heights (OH), City of, Ohio		(OH), Ohio
2731.	Geauga (OH), County of (Commissioners),	2768.	Mental Health & Recovery Services Board
	Ohio		of Lucas County (OH), Ohio
2732.	Green (OH), City of, Ohio	2769.	Mercer (OH), County of (Board of
2733.	Guernsey (OH), County of (Board of		Commissioners), Ohio
	Commissioners), Ohio	2770.	Miami (OH), County of (Board of
2734.	Hamilton (OH), City of, Ohio		Commissioners), Ohio
2735.	Hamilton (OH), County of (Board of	2771.	Middletown (OH), City of, Ohio
	Commissioners), Ohio	2772.	Mogadore (OH), Village of, Ohio
2736.	Hancock (OH), County of (Board of	2773.	Monroe (OH), County of (Board of
	Commissioners), Ohio		Commissioners), Ohio
2737.	Harrison (OH), County of	2774.	Montgomery (OH), County of (Board of
	(Commissioners), Ohio		Commissioners), Ohio
2738.	Hocking (OH), County of (Board of	2775.	Morrow (OH), County of (Board of
	Commissioners), Ohio		Commisioners), Ohio
2739.	Huron (OH), City of, Ohio	2776.	Munroe Falls (OH), City of, Ohio
2740.	Huron (OH), County of (Board of	2777.	Muskingum (OH), County of (Board of
	Commissioners), Ohio		Commissioners), Ohio
2741.	Ironton (OH), City of, Ohio	2778.	New Franklin (OH), City of, Ohio
2742.	Jackson (OH), County of (Board of	2779.	Newburgh Heights (OH), Village of, Ohio
	Commissioners), Ohio	2780.	Noble (OH), County of (Commissioners),
2743.	Jefferson (OH), County of, Ohio		Ohio
2744.	Kent (OH), City of, Ohio	2781.	North Olmsted (OH), City of, Ohio
2745.	Knox (OH), County of (Board of	2782.	North Ridgeville (OH), City of, Ohio
	Commissioners), Ohio	2783.	North Royalton (OH), City of, Ohio
2746.	Lake (OH), County of, Ohio	2784.	Norton (OH), City of, Ohio
2747.	Lakemore (OH), Village of, Ohio	2785.	Norwalk (OH), City of, Ohio
2748.	Lakewood (OH), City of, Ohio	2786.	Olmsted Falls (OH), City of, Ohio
2749.	Lawrence (OH), County of (Board of	2787.	Ottawa (OH), County of (Board of
	Commissioners), Ohio		Commissioners), Ohio
2750.	Lebanon (OH), City of, Ohio	2788.	Painesville (OH), Township of, Ohio
2751.	Licking (OH), County (Board of	2789.	Parma (OH), City of, Ohio
	Commissioners), Ohio	2790.	Parma Heights (OH), City of, Ohio
2752.	Lima (OH), City of, Ohio	2791.	Peninsula (OH), Village of, Ohio
2753.	Logan (OH), County of (Board of	2792.	Perry (OH), County of (Board of
	Commissioners), Ohio		Commissioners), Ohio
2754.	Lorain (OH), City of, Ohio	2793.	Pike (OH), County of (Board), Ohio
2755.	Lorain (OH), County of, Ohio	2794.	Portage (OH), County of, Ohio
2756.	Lucas (OH), County of (Board of	2795.	Portsmouth (OH), City of, Ohio
	Commissioners), Ohio	2796.	Ravenna (OH), City of, Ohio
2757.	Lucas County Children Services Board of	2797.	Richfield (OH), Village of, Ohio
	Trustees (OH), Ohio	2798.	Richland (OH), County Children's Services
2758.	Lyndhurst (OH), City of, Ohio		of, Ohio
2759.	Macedonia (OH), City of, Ohio	2799.	Ross (OH), County of, Ohio
2760.	Mansfield (OH), City of, Ohio	2800.	Sandusky (OH), City of, Ohio
2761.	Marietta (OH), City of, Ohio	2801.	Sandusky (OH), County of
2762.	Marion (OH), County of, Ohio		(Commissioners), Ohio
2763.	Massillon (OH), City of, Ohio	2802.	Scioto (OH), County of (Board of
2764.	Mayfield Heights (OH), City of, Ohio		Commissioners), Ohio

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2803.	Seneca (OH), County of (Board of	2847.	Bedford (PA), County of, Pennsylvania
	Commissioners), Ohio	2848.	Bensalem (PA), Township of, Pennsylvania
2804.	Seven Hills (OH), City of, Ohio	2849.	Berks (PA) County of (District Attorney
2805.	Shelby (OH), County of (Board of		John Adams), Pennsylvania
	Commissioners), Ohio	2850.	Bradford (PA), County of, Pennsylvania
2806.	Silver Lake (OH), Village of, Ohio	2851.	Bristol (PA), Township, Pennsylvania
2807.	Springfield (OH), Township of, Ohio	2852.	Bucks (PA), County of, Pennsylvania
2808.	St. Marys (OH), City of, Ohio	2853.	Bucks (PA) County of (District Attorney
2809.	Stark (OH), County of, Ohio		Matthew Weintraub), Pennsylvania
2810.	Stow (OH), City of, Ohio	2854.	Cambria (PA), County of, Pennsylvania
2811.	Strongsville (OH), City of, Ohio	2855.	Carbon (PA), County of, Pennsylvania
2812.	Tallmadge (OH), City of, Ohio	2856.	Chester (PA), County of, Pennsylvania
2813.	Toledo (OH), City of, Ohio	2857.	Chester (PA) County of (District Attorney
2814.	Trumbull (OH), County of, Ohio		Deborah Ryan), Pennsylvania
2815.	Tuscarawas (OH), County of, Ohio	2858.	Clarion (PA), County of, Pennsylvania
2816.	Valley Fire District (OH), Ohio	2859.	Clearfield (PA), County of, Pennsylvania
2817.	Van Wert (OH), City of, Ohio	2860.	Clearfield (PA) County of (District
2818.	Van Wert (OH), County of (Board of		Attorney Ryan P. Sayers), Pennsylvania
	Commissioners), Ohio	2861.	Clinton (PA), County of, Pennsylvania
2819.	Vinton County (OH), County of (Board of	2862.	Coatesville (PA), City of, Pennsylvania
	Commissioners), Ohio	2863.	Columbia (PA), County of, Pennsylvania
2820.	Warren (OH), City of, Ohio	2864.	Cumberland (PA), County of, Pennsylvania
2821.	Warrensville Heights (OH), City of, Ohio	2865.	Dauphin (PA) County of, (District Attorney
2822.	Washington (OH), County of, Ohio		Francis Chardo), Pennsylvania
2823.	Wayne (OH), County of (Board of	2866.	Delaware (PA), County of, Pennsylvania
	Commissioners), Ohio	2867.	Delaware (PA) County of (District
2824.	Wickliffe (OH), City of, Ohio		Attorney Jack Stollsteimer), Pennsylvania
2825.	Williams (OH), County of	2868.	Edwardsville (PA), Borough of,
	(Commissioners), Ohio		Pennsylvania
2826.	Wyandot (OH), County of (Board of	2869.	Erie (PA), County of, Pennsylvania
	Commissioners), Ohio	2870.	Erie (PA) County of (District Attorney
2827.	Youngstown (OH), City of, Ohio		Jack Daneri), Pennsylvania
2828.	Clackamas (OR), County of, Oregon	2871.	Exeter (PA), Borough of, Pennsylvania
2829.	Clatsop (OR), County of, Oregon	2872.	Fairview (PA), Township of, Pennsylvania
2830.	Columbia (OR), County of, Oregon	2873.	Fayette (PA), County of, Pennsylvania
2831.	Coos (OR), County of, Oregon	2874.	Forty Fort (PA), Borough of, Pennsylvania
2832.	Curry (OR), County of, Oregon	2875.	Franklin (PA), County of, Pennsylvania
2833.	Jackson (OR), County of, Oregon	2876.	Greene (PA), County of, Pennsylvania
2834.	Josephine (OR), County of, Oregon	2877.	Hanover (PA), Township of, Pennsylvania
2835.	Lane (OR), County of, Oregon	2878.	Hazleton (PA), City of, Pennsylvania
2836.	Multnomah (OR), County of, Oregon	2879.	Huntingdon (PA), County of, Pennsylvania
2837.	Portland (OR), City of, Oregon	2880.	Indiana (PA), County of, Pennsylvania
2838.	Washington (OR), County of, Oregon	2881.	Kingston (PA), Borough of, Pennsylvania
2839.	Yamhill (OR), County of, Oregon	2882.	Lackawanna (PA), County of,
2840.	Adams (PA), County of, Pennsylvania		Pennsylvania
2841.	Aliquippa (PA), City of, Pennsylvania	2883.	Lawrence (PA), County of, Pennsylvania
2842.	Allegheny, (PA), County of, Pennsylvania	2884.	Lehigh (PA), County of, Pennsylvania
2843.	Allegheny (PA)County of (District	2885.	Lehigh (PA) County of (District
	Attorney Stephen A. Zappala Jr.),		Attorney Jack B. Martin), Pennsylvania
	Pennsylvania	2886.	Lock Haven (PA), City of, Pennsylvania
2844.	Allentown (PA), City of, Pennsylvania	2887.	Lower Makefield (PA), Township of,
2845.	Armstrong (PA), County of, Pennsylvania		Pennsylvania
2846.	Beaver (PA), County of, Pennsylvania

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2888.	Lower Southampton (PA), Township of,	2925.	Barceloneta (PR), Municipality of, Puerto
	Pennsylvania		Rico
2889.	Luzerne (PA), County of, Pennsylvania	2926.	Bayamon (PR), Municipality of, Puerto
2890.	Lycoming (PA), County of, Pennsylvania		Rico
2891.	Mercer (PA), County of, Pennsylvania	2927.	Caguas (PR), Municipality of, Puerto Rico
2892.	Middletown (PA), Township of,	2928.	Canovanas Puerto Rico (PR), Municipality
	Pennsylvania		of, Puerto Rico
2893.	Monroe (PA), County of, Pennsylvania	2929.	Catano (PR), Municipality of, Puerto Rico
2894.	Morrisville (PA), Borough of,	2930.	Cayey (PR), Municipality of, Puerto Rico
	Pennsylvania	2931.	Ceiba (PR), Municipality of, Puerto Rico
2895.	Nanticoke (PA), City of, Pennsylvania	2932.	Cidra (PR), Municipality of, Puerto Rico
2896.	New Castle (PA), City of, Pennsylvania	2933.	Coamo (PR), Municipality of, Puerto Rico
2897.	Newtown (PA), Township of, Pennsylvania	2934.	Guayanilla (PR), Municipality of, Puerto
2898.	Norristown (PA), Municipality of,		Rico
	Pennsylvania	2935.	Isla de Vieques (PR), Municipality of,
2899.	Northampton (PA) County of (District		Puerto Rico
	Attorney Terence Houck), Pennsylvania	2936.	Juncos (PR), Municipality of, Puerto Rico
2900.	Northumberland (PA), County of,	2937.	Loiza (PR), Municipality of, Puerto Rico
	Pennsylvania	2938.	Rio Grande (PR), Municipality of, Puerto
2901.	Philadelphia (PA), City of, Pennsylvania		Rico
2902.	Philadelphia (PA) County of (District	2939.	Sabana Grande (PR), Municipality of,
	Attorney Lawrence Krasner), Pennsylvania		Puerto Rico
2903.	Pike (PA), County of, Pennsylvania	2940.	San Juan (PR), Municipality of, Puerto
2904.	Pittsburgh (PA), City of, Pennsylvania		Rico
2905.	Plains (PA), Township, Pennsylvania	2941.	Vega Alta (PR), Municipality of, Puerto
2906.	Schuylkill (PA), County of, Pennsylvania		Rico
2907.	Sugar Notch (PA), Borough, Pennsylvania	2942.	Villalba (PR), Municipality of, Puerto Rico
2908.	Tioga (PA), County of, Pennsylvania	2943.	Yabucoa (PR), Municipality of, Puerto
2909.	Union (PA), Township of, Pennsylvania		Rico
2910.	Warminster (PA), Township of,	2944.	Barrington (RI), Town of, Rhode Island
	Pennsylvania	2945.	Bristol (RI), Town of, Rhode Island
2911.	Warrington (PA), Township of,	2946.	Burrillville (RI), Town of, Rhode Island
	Pennsylvania	2947.	Central Falls (RI), City of, Rhode Island
2912.	Washington (PA), County of, Pennsylvania	2948.	Charlestown (RI), Town of, Rhode Island
2913.	West Norriton (PA), Township of,	2949.	Coventry (RI), Town of, Rhode Island
	Pennsylvania	2950.	Cranston (RI), City of, Rhode Island
2914.	West Pittston (PA), Borough of,	2951.	Cumberland (RI), Town of, Rhode Island
	Pennsylvania	2952.	East Greenwich (RI), Town of, Rhode
2915.	Westmoreland (PA), County of,		Island
	Pennsylvania	2953.	East Providence (RI), City of, Rhode Island
2916.	Westmoreland (PA) County of (District	2954.	Foster (RI), Town of, Rhode Island
	Attorney John Peck), Pennsylvania	2955.	Glocester (RI), Town of, Rhode Island
2917.	Wilkes-Barre (PA), City of, Pennsylvania	2956.	Hopkinton (RI), Town of, Rhode Island
2918.	Wilkes-Barre (PA), Township,	2957.	Jamestown (RI), Town of, Rhode Island
	Pennsylvania	2958.	Johnston (RI), Town of, Rhode Island
2919.	Wright (PA), Township of, Pennsylvania	2959.	Middletown (RI), Town of, Rhode Island
2920.	Wyoming (PA), Borough of, Pennsylvania	2960.	Narragansett (RI), Town of, Rhode Island
2921.	Wyoming (PA), County of, Pennsylvania	2961.	Newport (RI), City of, Rhode Island
2922.	York (PA), County of, Pennsylvania	2962.	North Kingstown (RI), Town of, Rhode
2923.	Adjuntas (PR), Municipality of, Puerto		Island
	Rico	2963.	North Providence (RI), Town of, Rhode
2924.	Arroyo (PR), Municipality of, Puerto Rico		Island
		2964.	Pawtucket (RI), City of, Rhode Island

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

2965.	Portsmouth (RI), Town of, Rhode Island	3010.	Laurens (SC), County of, South Carolina
2966.	Providence (RI), City of, Rhode Island	3011.	Lee (SC), County of, South Carolina
2967.	Richmond (RI), Town of, Rhode Island	3012.	Lexington County (SC), South Carolina
2968.	Scituate (RI), Town of, Rhode Island	3013.	Marion (SC), County of, South Carolina
2969.	Smithfield (RI), Town of, Rhode Island	3014.	Marlboro (SC), County of, South Carolina
2970.	South Kingstown (RI), Town of, Rhode	3015.	McCormick (SC), County of, South
	Island		Carolina
2971.	Warren (RI), Town of, Rhode Island	3016.	Mt. Pleasant (SC), Town of, South
2972.	Warwick (RI), City of, Rhode Island		Carolina
2973.	West Greenwich (RI), Town of, Rhode	3017.	Myrtle Beach (SC), City of, South Carolina
	Island	3018.	Newberry (SC), County of, South Carolina
2974.	West Warwick (RI), Town of, Rhode	3019.	North Charleston (SC), City of, South
	Island		Carolina
2975.	Westerly (RI), Town of, Rhode Island	3020.	Oconee (SC), County of, South Carolina
2976.	Woonsocket (RI), City of, Rhode Island	3021.	Orangeburg (SC), City of, South Carolina
2977.	Abbeville (SC), County of, South Carolina	3022.	Orangeburg (SC), County of, South
2978.	Aiken (SC), County of, South Carolina		Carolina
2979.	Allendale (SC), County of, South Carolina	3023.	Pickens (SC) County of, South Carolina
2980.	Anderson, (SC), County of, South Carolina	3024.	Richland (SC), County of, South Carolina
2981.	Bamberg (SC), County of, South Carolina	3025.	Saluda (SC), County of, South Carolina
2982.	Barnwell (SC), County of, South Carolina	3026.	Spartanburg (SC), County of, South
2983.	Beaufort (SC), County of, South Carolina		Carolina
2984.	Berkeley (SC), County of, South Carolina	3027.	Summerville (SC), Town of, South
2985.	Calhoun (SC), County of, South Carolina		Carolina
2986.	Charleston (SC), City of, South Carolina	3028.	Sumter (SC), County of, South Carolina
2987.	Charleston (SC), County of, South Carolina	3029.	Union (SC), County of, South Carolina
2988.	Cherokee (SC), County of, South Carolina	3030.	Williamsburg (SC) County of, South
2989.	Chester (SC), City of, South Carolina		Carolina
2990.	Chester (SC), County of, South Carolina	3031.	York (SC), County of, South Carolina
2991.	Chesterfield (SC), County of, South	3032.	Pennington (SD), County of, South Dakota
	Carolina	3033.	Alexandria (TN), Town of, Tennessee
2992.	Clarendon (SC), County of, South Carolina	3034.	Algood (TN), City of, Tennessee
2993.	Colleton (SC), County of, South Carolina	3035.	Arlington (TN), Town of, Tennessee
2994.	Columbia (SC), City of, South Carolina	3036.	Baxter (TN), Town of, Tennessee
2995.	Dillon (SC), County of, South Carolina	3037.	Bedford (TN), County of, Tennessee
2996.	Dorchester (SC), County of, South	3038.	Blount (TN), County of, Tennessee
	Carolina	3039.	Campbell (TN), County of, Tennessee
2997.	Edgefield (SC), County, South Carolina	3040.	Cannon (TN), County of, Tennessee
2998.	Fairfield (SC) County of, South Carolina	3041.	Celina (TN), City of, Tennessee
2999.	Florence (SC), County of, South Carolina	3042.	Centertown (TN), Town of, Tennessee
3000.	Georgetown (SC), City of, South Carolina	3043.	Claiborne (TN), County of, Tennessee
3001.	Georgetown (SC), County of, South	3044.	Clarksville (TN), City of, Tennessee
	Carolina	3045.	Clay (TN), County of, Tennessee
3002.	Greenville (SC), County of, South Carolina	3046.	Clifton (TN), City of, Tennessee
3003.	Greenwood (SC), County of, South	3047.	Columbia (TN), City of, Tennessee
	Carolina	3048.	Cookeville (TN), City of, Tennessee
3004.	Hampton (SC), County of, South Carolina	3049.	Cornersville (TN), Town of, Tennessee
3005.	Horry (SC), County of, South Carolina	3050.	Crockett (TN), County of, Tennessee
3006.	Jasper (SC), County of, South Carolina	3051.	Crossville (TN), City of, Tennessee
3007.	Kershaw (SC) County Hospital Board,	3052.	Cumberland (TN), County of, Tennessee
	South Carolina	3053.	Dandridge (TN), Town of, Tennessee
3008.	Kershaw (SC), County of, South Carolina	3054.	Decatur (TN), County of, Tennessee
3009.	Lancaster (SC), County of, South Carolina	3055.	Decatur (TN), Town of, Tennessee

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

3056.	Dekalb (TN), County of, Tennessee	3106.	Wayne (TN), County of, Tennessee
3057.	Eagleville (TN), City of, Tennessee	3107.	White (TN), County of, Tennessee
3058.	Fayetteville (TN), City of, Tennessee	3108.	Williamson (TN), County of, Tennessee
3059.	Fentress (TN), County of, Tennessee	3109.	Angelina (TX), County of, Texas
3060.	Gatlinburg (TN) City of, Tennessee	3110.	Bailey (TX), County of, Texas
3061.	Germantown (TN), City of, Tennessee	3111.	Bastrop (TX), County of, Texas
3062.	Giles (TN), County of, Tennessee	3112.	Bexar (TX), County of, Texas
3063.	Greene (TN), County of, Tennessee	3113.	Bexar County Hospital District d/b/a
3064.	Hamilton (TN), County of, Tennessee		University Health System (TX), Texas
3065.	Hancock (TN), County of, Tennessee	3114.	Bowie (TX), County of, Texas
3066.	Hawkins (TN), County of, Tennessee	3115.	Brazos (TX), County of, Texas
3067.	Haywood (TN), County of, Tennessee	3116.	Brooks (TX), County of, Texas
3068.	Henderson (TN), County of, Tennessee	3117.	Burleson (TX), County of, Texas
3069.	Jefferson (TN), County of, Tennessee	3118.	Burleson County Hospital District (TX),
3070.	Johnson (TN), County of, Tennessee		Texas
3071.	La Vergne (TN), City of, Tennessee	3119.	Burnet (TX), County of, Texas
3072.	Lauderdale (TN), County of, Tennessee	3120.	Caldwell (TX), County of, Texas
3073.	Lewisburg (TN), City of, Tennessee	3121.	Calhoun (TX), County of, Texas
3074.	Lexington (TN), City of, Tennessee	3122.	Cameron (TX), County of, Texas
3075.	Lynchburg, Moore County Metropolitan	3123.	Camp (TX), County of, Texas
	Government (TN), Tennessee	3124.	Cass (TX), County of, Texas
3076.	Madison (TN), County of, Tennessee	3125.	Castro (TX), County of, Texas
3077.	Marshall (TN), County of, Tennessee	3126.	Cherokee (TX), County of, Texas
3078.	Maryville (TN), City of, Tennessee	3127.	Childress (TX), County of, Texas
3079.	Memphis (TN), City of, Tennessee	3128.	Clay (TX), County of, Texas
3080.	Millington (TN), City of, Tennessee	3129.	Colorado (TX), County of, Texas
3081.	Montgomery (TN), County of, Tennessee	3130.	Cooke (TX), County of, Texas
3082.	Morgan (TN), County of, Tennessee	3131.	Coryell (TX), County of, Texas
3083.	Mount Pleasant (TN), City of, Tennessee	3132.	Dallas (TX), County of, Texas
3084.	Murfreesboro (TN), City of, Tennessee	3133.	Dallas County Hospital District d/b/a
3085.	Nashville and Davidson County (TN),		Parkland Health & Hospital System (TX),
	Government of, Tennessee		Texas
3086.	Obion (TN), County of, Tennessee	3134.	Delta (TX), County of, Texas
3087.	Overton (TN), County of, Tennessee	3135.	Dimmit (TX), County of, Texas
3088.	Pickett (TN), County of, Tennessee	3136.	Duval (TX), County of, Texas
3089.	Pigeon Forge (TN), City of, Tennessee	3137.	Eagle Pass (TX), City of, Texas
3090.	Putnam (TN), County of, Tennessee	3138.	Ector (TX), County of, Texas
3091.	Ripley (TN), City of, Tennessee	3139.	El Paso (TX), County of, Texas
3092.	Rutherford (TN), County of, Tennessee	3140.	Ellis (TX), County of, Texas
3093.	Scott (TN), County, Tennessee	3141.	Falls (TX), County of, Texas
3094.	Shelby (TN), County of (Board of	3142.	Fannin (TX), County of, Texas
	Commissioners), Tennessee	3143.	Fort Bend (TX), County of, Texas
3095.	Shelbyville (TN), City of, Tennessee	3144.	Franklin (TX), County of, Texas
3096.	Smith (TN), County of, Tennessee	3145.	Freestone (TX), County of, Texas
3097.	Smithville (TN), City of, Tennessee	3146.	Galveston (TX), County of, Texas
3098.	Sparta (TN), City of, Tennessee	3147.	Grayson (TX), County of, Texas
3099.	Spencer (TN), Town of, Tennessee	3148.	Guadalupe (TX), County of, Texas
3100.	Spring Hill (TN), City of, Tennessee	3149.	Guadalupe Valley Hospital a/k/a
3101.	Sumner (TN), County of, Tennessee		Guadalupe Regional Medical Center (TX),
3102.	Van Buren (TN), County of, Tennessee		Texas
3103.	Warren (TN), County of, Tennessee	3150.	Harris (TX), County of, Texas
3104.	Wartrace (TN), Town of, Tennessee	3151.	Harris County Hospital District d/b/a
3105.	Washington (TN), County of, Tennessee		Harris Health System (TX), Texas

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

3152.	Harrison (TX), County of, Texas	3201.	Roberts (TX), County of, Texas
3153.	Haskell (TX), County of, Texas	3202.	Robertson (TX), County of, Texas
3154.	Hays (TX), County of, Texas	3203.	Rockwall (TX), County of, Texas
3155.	Henderson (TX), County of, Texas	3204.	Rusk (TX), County of, Texas
3156.	Hidalgo (TX), County of, Texas	3205.	San Antonio (TX), City of, Texas
3157.	Hopkins (TX), County of, Texas	3206.	San Patricio (TX), County of, Texas
3158.	Houston (TX), City of, Texas	3207.	San Saba (TX), County of, Texas
3159.	Houston (TX), County of, Texas	3208.	Shackelford (TX), County of, Texas
3160.	Irving Independent School District (TX),	3209.	Shelby (TX), County of, Texas
	Texas	3210.	Smith (TX), County of, Texas
3161.	Jasper (TX), County of, Texas	3211.	Socorro Independent School District (TX),
3162.	Jefferson (TX), County of, Texas		Texas
3163.	Jim Hogg (TX), County of, Texas	3212.	Stephens (TX), County of, Texas
3164.	Jim Wells (TX), County of, Texas	3213.	Tarrant (TX), County of, Texas
3165.	Johnson (TX), County of, Texas	3214.	Tarrant County Hospital District (TX) d/b/a
3166.	Jones (TX), County of, Texas		JPS Health Network, Texas
3167.	Kaufman (TX), County of, Texas	3215.	Terrell (TX), County of, Texas
3168.	Kendall (TX), County of, Texas	3216.	Texarkana Independent School District
3169.	Kerr (TX), County of, Texas		(TX), Texas
3170.	Kinney (TX), County of, Texas	3217.	Throckmorton (TX), County of, Texas
3171.	Kleberg (TX), County of, Texas	3218.	Titus (TX), County of, Texas
3172.	La Salle (TX), County of, Texas	3219.	Travis (TX), County of, Texas
3173.	Lamar (TX), County of, Texas	3220.	Trinity (TX), County of, Texas
3174.	Laredo (TX), City of, Texas	3221.	Upshur (TX), County of, Texas
3175.	Leon (TX), County of, Texas	3222.	Uvalde (TX), County of, Texas
3176.	Leon Valley (TX), City of, Texas	3223.	Van Zandt (TX), County of, Texas
3177.	Liberty (TX), County of, Texas	3224.	Walker (TX), County of, Texas
3178.	Limestone (TX), County of, Texas	3225.	Waller (TX), County of, Texas
3179.	Lubbock (TX), County of, Texas	3226.	Webb (TX), County of, Texas
3180.	Madison (TX), County of, Texas	3227.	West Wharton County (TX) Hospital
3181.	Marion (TX), County of, Texas		District, Texas
3182.	Maverick (TX), County of, Texas	3228.	Wichita (TX), County of, Texas
3183.	McLennan (TX), County of, Texas	3229.	Williamson (TX), County of, Texas
3184.	McMullen (TX), County of, Texas	3230.	Wilson (TX), County of, Texas
3185.	Milam (TX), County of, Texas	3231.	Wilson County Memorial Hospital District
3186.	Mitchell (TX), County of, Texas		(TX), Texas
3187.	Montgomery (TX), County of, Texas	3232.	Wood (TX), County of, Texas
3188.	Morris (TX), County of, Texas	3233.	Zavala (TX), County of, Texas
3189.	Nacogdoches (TX), County of, Texas	3234.	Beaver (UT), County of, Utah
3190.	Newton (TX), County of, Texas	3235.	Cache (UT), County of, Utah
3191.	Nolan (TX), County of, Texas	3236.	Carbon (UT), County of, Utah
3192.	Nueces (TX), County of, Texas	3237.	Daggett (UT), County of, Utah
3193.	Nueces County Hospital District (TX),	3238.	Davis (UT), County of, Utah
	Texas	3239.	Duchesne (UT), County of, Utah
3194.	Ochiltree County Hospital District (TX),	3240.	Emery (UT), County of, Utah
	Texas	3241.	Garfield (UT), County of, Utah
3195.	Orange (TX), County of, Texas	3242.	Grand (UT), County of, Utah
3196.	Palo Pinto County Hospital District a/k/a	3243.	Iron (UT), County of, Utah
	Palo Pinto General Hospital (TX), Texas	3244.	Juab (UT), County of, Utah
3197.	Panola (TX), County of, Texas	3245.	Kane (UT), County of, Utah
3198.	Polk (TX), County of, Texas	3246.	Millard (UT), County of, Utah
3199.	Potter (TX), County of, Texas	3247.	Piute (UT), County of, Utah
3200.	Red River (TX), County of, Texas	3248.	Rich (UT), County of, Utah

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

3249.	Salt Lake (UT), County of, Utah	3300.	Henrico (VA), County of, Virginia
3250.	San Juan (UT), County of, Utah	3301.	Henry (VA), County of, Virginia
3251.	Sanpete (UT), County of, Utah	3302.	Hopewell (VA), City of, Virginia
3252.	Sevier (UT), County of, Utah	3303.	Isle of Wight (VA), County of, Virginia
3253.	Summit (UT), County of, Utah	3304.	King and Queen (VA), County of, Virginia
3254.	Tooele (UT), County of, Utah	3305.	Lee (VA), County of, Virginia
3255.	Tri-County Health Department (UT), Utah	3306.	Lexington (VA), City of, Virginia
3256.	Uintah (UT), County of, Utah	3307.	Loudoun (VA), County of, Virginia
3257.	Utah (UT), County of, Utah	3308.	Louisa (VA), County of, Virginia
3258.	Wasatch (UT), County of, Utah	3309.	Madison (VA), County of, Virginia
3259.	Washington (UT), County of, Utah	3310.	Martinsville (VA), City of, Virginia
3260.	Wayne (UT), County of, Utah	3311.	Mecklenburg (VA), County of, Virginia
3261.	Weber (UT), County of, Utah	3312.	Montgomery (VA), County of, Virginia
3262.	Bennington (VT), Town of, Vermont	3313.	Norfolk (VA), City of, Virginia
3263.	Brattleboro (VT), Town of, Vermont	3314.	Northampton (VA), County of, Virginia
3264.	Sharon (VT), Town of, Vermont	3315.	Northumberland (VA), County of, Virginia
3265.	St. Albans (VT), City of, Vermont	3316.	Norton (VA), City of, Virginia
3266.	Accomack (VA), County of, Virginia	3317.	Page (VA), County of, Virginia
3267.	Alexandria (VA), City of, Virginia	3318.	Patrick (VA), County of, Virginia
3268.	Alleghany (VA), County of, Virginia	3319.	Pittsylvania (VA), County of, Virginia
3269.	Amherst (VA), County of, Virginia	3320.	Portsmouth (VA), City of, Virginia
3270.	Arlington (VA), County of (County	3321.	Prince George (VA), County of, Virginia
	Board), Virginia	3322.	Prince William (VA), County of (Board of
3271.	Bland (VA), County of, Virginia		Supervisors), Virginia
3272.	Botetourt (VA), County of, Virginia	3323.	Pulaski (VA), County of, Virginia
3273.	Bristol (VA), City of, Virginia	3324.	Radford (VA), City of, Virginia
3274.	Buchanan (VA), County of, Virginia	3325.	Richlands (VA), Town of, Virginia
3275.	Buena Vista (VA), City of, Virginia	3326.	Richmond (VA), City of, Virginia
3276.	Carroll (VA), County of, Virginia	3327.	Richmond (VA), County of, Virginia
3277.	Charlotte (VA), County of, Virginia	3328.	Roanoke (VA), City of, Virginia
3278.	Chesapeake (VA), City of, Virginia	3329.	Roanoke (VA), County of, Virginia
3279.	Chesterfield (VA), County of, Virginia	3330.	Rockbridge (VA), County of, Virginia
3280.	Covington (VA), City of, Virginia	3331.	Russell (VA), County of, Virginia
3281.	Culpeper (VA), County of, Virginia	3332.	Salem (VA), City of, Virginia
3282.	Cumberland (VA), County of, Virginia	3333.	Scott (VA), County of (Board of
3283.	Danville (VA), City of, Virginia		Supervisors), Virginia
3284.	Dickenson (VA), County of, Virginia	3334.	Shenandoah (VA), County of, Virginia
3285.	Dinwiddie (VA), County of, Virginia	3335.	Smyth (VA), County of, Virginia
3286.	Emporia (VA), City of, Virginia	3336.	Stafford (VA), County of, Virginia
3287.	Fairfax (VA), City of, Virginia	3337.	Tazewell (VA), County of, Virginia
3288.	Fairfax (VA), County of (Board of	3338.	Virginia Beach (VA), City of, Virginia
	Supervisors), Virginia	3339.	Virginia Beach (VA), City of (Sheriff),
3289.	Fauquier (VA), County of, Virginia		Virginia
3290.	Floyd (VA), County of, Virginia	3340.	Warren (VA), County of, Virginia
3291.	Franklin (VA), County of, Virginia	3341.	Washington (VA), County of, Virginia
3292.	Frederick (VA), County of, Virginia	3342.	Waynesboro (VA), City of, Virginia
3293.	Fredericksburg (VA), City of, Virginia	3343.	Westmoreland (VA), County of, Virginia
3294.	Galax (VA), City of, Virginia	3344.	Winchester (VA), City of, Virginia
3295.	Giles (VA), County of, Virginia	3345.	Wise (VA), County of (Board of
3296.	Goochland (VA), County of, Virginia		Supervisors), Virginia
3297.	Grayson (VA), County of, Virginia	3346.	Wythe (VA), County of, Virginia
3298.	Greensville (VA), County of, Virginia	3347.	Adams (WI), County of, Wisconsin
3299.	Halifax (VA), County of, Virginia	3348.	Ashland (WI), County of, Wisconsin

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

3349.	Barron (WI), County of, Wisconsin	3401.	Ozaukee (WI), County of, Wisconsin
3350.	Bayfield (WI), County of, Wisconsin	3402.	Pepin (WI), County of, Wisconsin
3351.	Brown (WI), County of, Wisconsin	3403.	Pierce (WI), County of, Wisconsin
3352.	Buffalo (WI), County of, Wisconsin	3404.	Pleasant Prairie (WI), Village of,
3353.	Burnett (WI), County of, Wisconsin		Wisconsin
3354.	Calumet (WI), County of, Wisconsin	3405.	Portage (WI), County of, Wisconsin
3355.	Chippewa (WI), County of, Wisconsin	3406.	Price (WI), County of, Wisconsin
3356.	Clark (WI), County of, Wisconsin	3407.	Racine (WI), County of, Wisconsin
3357.	Columbia (WI), County of, Wisconsin	3408.	Richland (WI), County of, Wisconsin
3358.	Crawford (WI), County of, Wisconsin	3409.	Rock (WI), County of, Wisconsin
3359.	Cudahy (WI), City of, Wisconsin	3410.	Rusk (WI), County of, Wisconsin
3360.	Dane (WI), County of, Wisconsin	3411.	Sauk (WI), County of, Wisconsin
3361.	Dodge (WI), County of, Wisconsin	3412.	Sawyer (WI), County of, Wisconsin
3362.	Door (WI), County of, Wisconsin	3413.	Shawano (WI), County of, Wisconsin
3363.	Douglas (WI), County of, Wisconsin	3414.	Sheboygan (WI), County of, Wisconsin
3364.	Dunn (WI), County of, Wisconsin	3415.	South Milwaukee (WI), City of, Wisconsin
3365.	Eau Claire (WI), County of, Wisconsin	3416.	St. Croix (WI), County of, Wisconsin
3366.	Florence (WI), County of, Wisconsin	3417.	Sturtevant (WI), Village of, Wisconsin
3367.	Fond du Lac (WI), County of, Wisconsin	3418.	Superior (WI), City of, Wisconsin
3368.	Forest (WI), County of, Wisconsin	3419.	Taylor (WI), County of, Wisconsin
3369.	Franklin (WI), City of, Wisconsin	3420.	Trempealeau (WI), County of, Wisconsin
3370.	Grant (WI), County of, Wisconsin	3421.	Union Grove (WI), Village of, Wisconsin
3371.	Green (WI), County of, Wisconsin	3422.	Vernon (WI), County of, Wisconsin
3372.	Green Lake (WI), County of, Wisconsin	3423.	Vilas (WI), County of, Wisconsin
3373.	Greenfield (WI), City of, Wisconsin	3424.	Walworth (WI), County of, Wisconsin
3374.	Iowa (WI), County of, Wisconsin	3425.	Washburn (WI), County of, Wisconsin
3375.	Iron (WI), County of, Wisconsin	3426.	Washington (WI), County of, Wisconsin
3376.	Jackson (WI), County of, Wisconsin	3427.	Waukesha (WI), County of, Wisconsin
3377.	Janesville (WI), City of, Wisconsin	3428.	Waupaca (WI), County of, Wisconsin
3378.	Jefferson (WI), County of, Wisconsin	3429.	Waushara (WI), County of, Wisconsin
3379.	Juneau (WI), County of, Wisconsin	3430.	Wauwatosa (WI), City of, Wisconsin
3380.	Kenosha (WI), City of, Wisconsin	3431.	West Allis (WI), City of, Wisconsin
3381.	Kenosha (WI), County of, Wisconsin	3432.	Winnebago (WI), County of, Wisconsin
3382.	Kewaunee (WI), County of, Wisconsin	3433.	Wood (WI), County of, Wisconsin
3383.	La Crosse (WI), County of, Wisconsin	3434.	Yorkville (WI), Village of, Wisconsin
3384.	Lafayette (WI), County of, Wisconsin	3435.	Carbon (WY), County of, Wyoming
3385.	Langlade (WI), County of, Wisconsin	3436.	Casper (WY), City of, Wyoming
3386.	Lincoln (WI), County of, Wisconsin	3437.	Cheyenne (WY), City of, Wyoming
3387.	Manitowoc (WI), County of, Wisconsin	3438.	Green River (WY), City of, Wyoming
3388.	Marathon (WI), County of, Wisconsin	3439.	Riverton (WY), City of, Wyoming
3389.	Marinette (WI), City of, Wisconsin	3440.	Rock Springs (WY), City of, Wyoming
3390.	Marinette (WI), County of, Wisconsin	3441.	Sweetwater (WY), County of, Wyoming
3391.	Marquette (WI), County of, Wisconsin
3392.	Menominee (WI), County of, Wisconsin
3393.	Milwaukee (WI), City of, Wisconsin
3394.	Milwaukee (WI), County of, Wisconsin
3395.	Monroe (WI), County of, Wisconsin
3396.	Mount Pleasant (WI), Village of,
	Wisconsin
3397.	Oak Creek (WI), City of, Wisconsin
3398.	Oconto (WI), County of, Wisconsin
3399.	Oneida (WI), County of, Wisconsin
3400.	Outagamie (WI), County of, Wisconsin

FINAL AGREEMENT 3.25.22

EXHIBIT D

Later Litigating Subdivision Suspension and Offset Determinations

Participation Tier	Per Capita Amount[13]	Suspension Percentage	Offset Cap	Suspension Deadline and Ending Point
1	$2,500	66%	66%

Earlier of (1) 6 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.

2	$2,000	33.33%	34%

Earlier of (1) 6 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.

3	$1,500	27.5%	30%

Earlier of (1) 9 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.

4	$1,000	20%	25%

Earlier of (1) 9 months after denial of a motion to dismiss, (2) 12 months from filing, or (3) 6 months before final pre-trial conference, and until final judgment affirmed on appeal, including dismissal.

13 Population will be measured at the level of the Later Litigating Subdivision as described in Section XIV.A, Section XIV.B, and Section XIV.C.

D-1

FINAL AGREEMENT 3.25.22

EXHIBIT E

List of Opioid Remediation Uses

Schedule A
Core Strategies

States and Qualifying Block Grantees shall choose from among the abatement strategies listed in Schedule B. However, priority shall be given to the following core abatement strategies ("Core Strategies").14

A.	NALOXONE OR OTHER FDA-APPROVED DRUG TO REVERSE OPIOID OVERDOSES

1.	Expand training for first responders, schools, community support groups and families; and

2.	Increase distribution to individuals who are uninsured or whose insurance does not cover the needed service.

B.	MEDICATION-ASSISTED TREATMENT ("MAT") DISTRIBUTION AND OTHER OPIOID-RELATED TREATMENT

1.	Increase distribution of MAT to individuals who are uninsured or whose insurance does not cover the needed service;

2.	Provide education to school-based and youth-focused programs that discourage or prevent misuse;

3.	Provide MAT education and awareness training to healthcare providers, EMTs, law enforcement, and other first responders; and

4.	Provide treatment and recovery support services such as residential and inpatient treatment, intensive outpatient treatment, outpatient therapy or counseling, and recovery housing that allow or integrate medication and with other support services.

14 As used in this Schedule A, words like "expand," "fund," "provide" or the like shall not indicate a preference for new or existing programs.

FINAL AGREEMENT 3.25.22

C.	PREGNANT & POSTPARTUM WOMEN

1.	Expand Screening, Brief Intervention, and Referral to Treatment ("SBIRT") services to non-Medicaid eligible or uninsured pregnant women;

2.	Expand comprehensive evidence-based treatment and recovery services, including MAT, for women with co-occurring Opioid Use Disorder ("OUD") and other Substance Use Disorder ("SUD")/Mental Health disorders for uninsured individuals for up to 12 months postpartum; and

3.	Provide comprehensive wrap-around services to individuals with OUD, including housing, transportation, job placement/training, and childcare.

D.	EXPANDING TREATMENT FOR NEONATAL ABSTINENCE SYNDROME ("NAS")

1.	Expand comprehensive evidence-based and recovery support for NAS babies;

2.	Expand services for better continuum of care with infant-need dyad; and

3.	Expand long-term treatment and services for medical monitoring of NAS babies and their families.

E.	EXPANSION OF WARM HAND-OFF PROGRAMS AND RECOVERY SERVICES

1.	Expand services such as navigators and on-call teams to begin MAT in hospital emergency departments;

2.	Expand warm hand-off services to transition to recovery services;

3.	Broaden scope of recovery services to include co-occurring SUD or mental health conditions;

4.	Provide comprehensive wrap-around services to individuals in recovery, including housing, transportation, job placement/training, and childcare; and

5.	Hire additional social workers or other behavioral health workers to facilitate expansions above.

FINAL AGREEMENT 3.25.22

F.	TREATMENT FOR INCARCERATED POPULATION

1.	Provide evidence-based treatment and recovery support, including MAT for persons with OUD and co-occurring SUD/MH disorders within and transitioning out of the criminal justice system; and

2.	Increase funding for jails to provide treatment to inmates with OUD.

G.	PREVENTION PROGRAMS

1.	Funding for media campaigns to prevent opioid use (similar to the FDA's "Real Cost" campaign to prevent youth from misusing tobacco);

2.	Funding for evidence-based prevention programs in schools;

3.	Funding for medical provider education and outreach regarding best prescribing practices for opioids consistent with the 2016 CDC guidelines, including providers at hospitals (academic detailing);

4.	Funding for community drug disposal programs; and

5.	Funding and training for first responders to participate in pre-arrest diversion programs, post-overdose response teams, or similar strategies that connect at-risk individuals to behavioral health services and supports.

H.	EXPANDING SYRINGE SERVICE PROGRAMS

1.	Provide comprehensive syringe services programs with more wrap-around services, including linkage to OUD treatment, access to sterile syringes and linkage to care and treatment of infectious diseases.

I.	EVIDENCE-BASED DATA COLLECTION AND RESEARCH ANALYZING THE EFFECTIVENESS OF THE ABATEMENT STRATEGIES WITHIN THE STATE

FINAL AGREEMENT 3.25.22

Schedule B Approved Uses

Support treatment of Opioid Use Disorder (OUD) and any co-occurring Substance Use Disorder or Mental Health (SUD/MH) conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

PART ONE: TREATMENT

A.	TREAT OPIOID USE DISORDER (OUD)

Support treatment of Opioid Use Disorder ("OUD") and any co-occurring Substance Use Disorder or Mental Health ("SUD/MH") conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:[15]

1.	Expand availability of treatment for OUD and any co-occurring SUD/MH conditions, including all forms of Medication-Assisted Treatment ("MAT") approved by the U.S. Food and Drug Administration.

2.	Support and reimburse evidence-based services that adhere to the American Society of Addiction Medicine ("ASAM") continuum of care for OUD and any co-occurring SUD/MH conditions.

3.	Expand telehealth to increase access to treatment for OUD and any co-occurring SUD/MH conditions, including MAT, as well as counseling, psychiatric support, and other treatment and recovery support services.

4.	Improve oversight of Opioid Treatment Programs ("OTPs") to assure evidence-based or evidence-informed practices such as adequate methadone dosing and low threshold approaches to treatment.

5.	Support mobile intervention, treatment, and recovery services, offered by qualified professionals and service providers, such as peer recovery coaches, for persons with OUD and any co-occurring SUD/MH conditions and for persons who have experienced an opioid overdose.

6.	Provide treatment of trauma for individuals with OUD (e.g., violence, sexual assault, human trafficking, or adverse childhood experiences) and family members (e.g., surviving family members after an overdose or overdose fatality), and training of health care personnel to identify and address such trauma.

7.	Support evidence-based withdrawal management services for people with OUD and any co-occurring mental health conditions.

15 As used in this Schedule B, words like "expand," "fund," "provide" or the like shall not indicate a preference for new or existing programs.

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8.	Provide training on MAT for health care providers, first responders, students, or other supporting professionals, such as peer recovery coaches or recovery outreach specialists, including telementoring to assist community-based providers in rural or underserved areas.

9.	Support workforce development for addiction professionals who work with persons with OUD and any co-occurring SUD/MH conditions.

10.	Offer fellowships for addiction medicine specialists for direct patient care, instructors, and clinical research for treatments.

11.	Offer scholarships and supports for behavioral health practitioners or workers involved in addressing OUD and any co-occurring SUD/MH or mental health conditions, including, but not limited to, training, scholarships, fellowships, loan repayment programs, or other incentives for providers to work in rural or underserved areas.

12.	Provide funding and training for clinicians to obtain a waiver under the federal Drug Addiction Treatment Act of 2000 ("DATA 2000") to prescribe MAT for OUD, and provide technical assistance and professional support to clinicians who have obtained a DATA 2000 waiver.

13.	Disseminate of web-based training curricula, such as the American Academy of Addiction Psychiatry's Provider Clinical Support Service-Opioids web-based training curriculum and motivational interviewing.

14.	Develop and disseminate new curricula, such as the American Academy of Addiction Psychiatry's Provider Clinical Support Service for Medication-Assisted Treatment.

B.	SUPPORT PEOPLE IN TREATMENT AND RECOVERY

Support people in recovery from OUD and any co-occurring SUD/MH conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the programs or strategies that:

1.	Provide comprehensive wrap-around services to individuals with OUD and any co-occurring SUD/MH conditions, including housing, transportation, education, job placement, job training, or childcare.

2.	Provide the full continuum of care of treatment and recovery services for OUD and any co-occurring SUD/MH conditions, including supportive housing, peer support services and counseling, community navigators, case management, and connections to community-based services.

3.	Provide counseling, peer-support, recovery case management and residential treatment with access to medications for those who need it to persons with OUD and any co-occurring SUD/MH conditions.

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4.	Provide access to housing for people with OUD and any co-occurring SUD/MH conditions, including supportive housing, recovery housing, housing assistance programs, training for housing providers, or recovery housing programs that allow or integrate FDA-approved mediation with other support services.

5.	Provide community support services, including social and legal services, to assist in deinstitutionalizing persons with OUD and any co-occurring SUD/MH conditions.

6.	Support or expand peer-recovery centers, which may include support groups, social events, computer access, or other services for persons with OUD and any co-occurring SUD/MH conditions.

7.	Provide or support transportation to treatment or recovery programs or services for persons with OUD and any co-occurring SUD/MH conditions.

8.	Provide employment training or educational services for persons in treatment for or recovery from OUD and any co-occurring SUD/MH conditions.

9.	Identify successful recovery programs such as physician, pilot, and college recovery programs, and provide support and technical assistance to increase the number and capacity of high-quality programs to help those in recovery.

10.	Engage non-profits, faith-based communities, and community coalitions to support people in treatment and recovery and to support family members in their efforts to support the person with OUD in the family.

11.	Provide training and development of procedures for government staff to appropriately interact and provide social and other services to individuals with or in recovery from OUD, including reducing stigma.

12.	Support stigma reduction efforts regarding treatment and support for persons with OUD, including reducing the stigma on effective treatment.

13.	Create or support culturally appropriate services and programs for persons with OUD and any co-occurring SUD/MH conditions, including new Americans.

14.	Create and/or support recovery high schools.

15.	Hire or train behavioral health workers to provide or expand any of the services or supports listed above.

C.	CONNECT PEOPLE WHO NEED HELP TO THE HELP THEY NEED (CONNECTIONS TO CARE)

Provide connections to care for people who have-or are at risk of developing-OUD and any co-occurring SUD/MH conditions through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:

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1.	Ensure that health care providers are screening for OUD and other risk factors and know how to appropriately counsel and treat (or refer if necessary) a patient for OUD treatment.

2.	Fund SBIRT programs to reduce the transition from use to disorders, including SBIRT services to pregnant women who are uninsured or not eligible for Medicaid.

3.	Provide training and long-term implementation of SBIRT in key systems (health, schools, colleges, criminal justice, and probation), with a focus on youth and young adults when transition from misuse to opioid disorder is common.

4.	Purchase automated versions of SBIRT and support ongoing costs of the technology.

5.	Expand services such as navigators and on-call teams to begin MAT in hospital emergency departments.

6.	Provide training for emergency room personnel treating opioid overdose patients on post-discharge planning, including community referrals for MAT, recovery case management or support services.

7.	Support hospital programs that transition persons with OUD and any co-occurring SUD/MH conditions, or persons who have experienced an opioid overdose, into clinically appropriate follow-up care through a bridge clinic or similar approach.

8.	Support crisis stabilization centers that serve as an alternative to hospital emergency departments for persons with OUD and any co-occurring SUD/MH conditions or persons that have experienced an opioid overdose.

9.	Support the work of Emergency Medical Systems, including peer support specialists, to connect individuals to treatment or other appropriate services following an opioid overdose or other opioid-related adverse event.

10.	Provide funding for peer support specialists or recovery coaches in emergency departments, detox facilities, recovery centers, recovery housing, or similar settings; offer services, supports, or connections to care to persons with OUD and any co-occurring SUD/MH conditions or to persons who have experienced an opioid overdose.

11.	Expand warm hand-off services to transition to recovery services.

12.	Create or support school-based contacts that parents can engage with to seek immediate treatment services for their child; and support prevention, intervention, treatment, and recovery programs focused on young people.

13.	Develop and support best practices on addressing OUD in the workplace.

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14.	Support assistance programs for health care providers with OUD.

15.	Engage non-profits and the faith community as a system to support outreach for treatment.

16.	Support centralized call centers that provide information and connections to appropriate services and supports for persons with OUD and any co-occurring SUD/MH conditions.

D.	ADDRESS THE NEEDS OF CRIMINAL JUSTICE-INVOLVED PERSONS

Address the needs of persons with OUD and any co-occurring SUD/MH conditions who are involved in, are at risk of becoming involved in, or are transitioning out of the criminal justice system through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:

1.	Support pre-arrest or pre-arraignment diversion and deflection strategies for persons with OUD and any co-occurring SUD/MH conditions, including established strategies such as:

1.	Self-referral strategies such as the Angel Programs or the Police Assisted Addiction Recovery Initiative ("PAARI");

2.	Active outreach strategies such as the Drug Abuse Response Team ("DART") model;

3.	"Naloxone Plus" strategies, which work to ensure that individuals who have received naloxone to reverse the effects of an overdose are then linked to treatment programs or other appropriate services;

4.	Officer prevention strategies, such as the Law Enforcement Assisted Diversion ("LEAD") model;

5.	Officer intervention strategies such as the Leon County, Florida Adult Civil Citation Network or the Chicago Westside Narcotics Diversion to Treatment Initiative; or

6.	Co-responder and/or alternative responder models to address OUD-related 911 calls with greater SUD expertise.

2.	Support pre-trial services that connect individuals with OUD and any co- occurring SUD/MH conditions to evidence-informed treatment, including MAT, and related services.

3.	Support treatment and recovery courts that provide evidence-based options for persons with OUD and any co-occurring SUD/MH conditions.

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4.	Provide evidence-informed treatment, including MAT, recovery support, harm reduction, or other appropriate services to individuals with OUD and any co-occurring SUD/MH conditions who are incarcerated in jail or prison.

5.	Provide evidence-informed treatment, including MAT, recovery support, harm reduction, or other appropriate services to individuals with OUD and any co-occurring SUD/MH conditions who are leaving jail or prison or have recently left jail or prison, are on probation or parole, are under community corrections supervision, or are in re-entry programs or facilities.

6.	Support critical time interventions ("CTI"), particularly for individuals living with dual-diagnosis OUD/serious mental illness, and services for individuals who face immediate risks and service needs and risks upon release from correctional settings.

7.	Provide training on best practices for addressing the needs of criminal justice-involved persons with OUD and any co-occurring SUD/MH conditions to law enforcement, correctional, or judicial personnel or to providers of treatment, recovery, harm reduction, case management, or other services offered in connection with any of the strategies described in this section.

E.	ADDRESS THE NEEDS OF PREGNANT OR PARENTING WOMEN AND THEIR FAMILIES, INCLUDING BABIES WITH NEONATAL ABSTINENCE SYNDROME

Address the needs of pregnant or parenting women with OUD and any co-occurring SUD/MH conditions, and the needs of their families, including babies with neonatal abstinence syndrome ("NAS"), through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, those that:

1.	Support evidence-based or evidence-informed treatment, including MAT, recovery services and supports, and prevention services for pregnant women—or women who could become pregnant—who have OUD and any co-occurring SUD/MH conditions, and other measures to educate and provide support to families affected by Neonatal Abstinence Syndrome.

2.	Expand comprehensive evidence-based treatment and recovery services, including MAT, for uninsured women with OUD and any co-occurring SUD/MH conditions for up to 12 months postpartum.

3.	Provide training for obstetricians or other healthcare personnel who work with pregnant women and their families regarding treatment of OUD and any co-occurring SUD/MH conditions.

4.	Expand comprehensive evidence-based treatment and recovery support for NAS babies; expand services for better continuum of care with infant-need dyad; and expand long-term treatment and services for medical monitoring of NAS babies and their families.

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5.	Provide training to health care providers who work with pregnant or parenting women on best practices for compliance with federal requirements that children born with NAS get referred to appropriate services and receive a plan of safe care.

6.	Provide child and family supports for parenting women with OUD and any co-occurring SUD/MH conditions.

7.	Provide enhanced family support and child care services for parents with OUD and any co-occurring SUD/MH conditions.

8.	Provide enhanced support for children and family members suffering trauma as a result of addiction in the family; and offer trauma-informed behavioral health treatment for adverse childhood events.

9.	Offer home-based wrap-around services to persons with OUD and any co-occurring SUD/MH conditions, including, but not limited to, parent skills training.

10.	Provide support for Children's Services—Fund additional positions and services, including supportive housing and other residential services, relating to children being removed from the home and/or placed in foster care due to custodial opioid use.

PART TWO: PREVENTION

F.	PREVENT OVER-PRESCRIBING AND ENSURE APPROPRIATE PRESCRIBING AND DISPENSING OF OPIOIDS

Support efforts to prevent over-prescribing and ensure appropriate prescribing and dispensing of opioids through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

1.	Funding medical provider education and outreach regarding best prescribing practices for opioids consistent with the Guidelines for Prescribing Opioids for Chronic Pain from the U.S. Centers for Disease Control and Prevention, including providers at hospitals (academic detailing).

2.	Training for health care providers regarding safe and responsible opioid prescribing, dosing, and tapering patients off opioids.

3.	Continuing Medical Education (CME) on appropriate prescribing of opioids.

4.	Providing Support for non-opioid pain treatment alternatives, including training providers to offer or refer to multi-modal, evidence-informed treatment of pain.

5.	Supporting enhancements or improvements to Prescription Drug Monitoring Programs ("PDMPs"), including, but not limited to, improvements that:

FINAL AGREEMENT 3.25.22

1.	Increase the number of prescribers using PDMPs;

2.	Improve point-of-care decision-making by increasing the quantity, quality, or format of data available to prescribers using PDMPs, by improving the interface that prescribers use to access PDMP data, or both; or

3.	Enable states to use PDMP data in support of surveillance or intervention strategies, including MAT referrals and follow-up for individuals identified within PDMP data as likely to experience OUD in a manner that complies with all relevant privacy and security laws and rules.

6.	Ensuring PDMPs incorporate available overdose/naloxone deployment data, including the United States Department of Transportation's Emergency Medical Technician overdose database in a manner that complies with all relevant privacy and security laws and rules.

7.	Increasing electronic prescribing to prevent diversion or forgery.

8.	Educating dispensers on appropriate opioid dispensing.

G.	PREVENT MISUSE OF OPIOIDS

Support efforts to discourage or prevent misuse of opioids through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

1.	Funding media campaigns to prevent opioid misuse.

2.	Corrective advertising or affirmative public education campaigns based on evidence.

3.	Public education relating to drug disposal.

4.	Drug take-back disposal or destruction programs.

5.	Funding community anti-drug coalitions that engage in drug prevention efforts.

6.	Supporting community coalitions in implementing evidence-informed prevention, such as reduced social access and physical access, stigma reduction—including staffing, educational campaigns, support for people in treatment or recovery, or training of coalitions in evidence-informed implementation, including the Strategic Prevention Framework developed by the U.S. Substance Abuse and Mental Health Services Administration ("SAMHSA").

7.	Engaging non-profits and faith-based communities as systems to support prevention.

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8.	Funding evidence-based prevention programs in schools or evidence-informed school and community education programs and campaigns for students, families, school employees, school athletic programs, parent-teacher and student associations, and others.

9.	School-based or youth-focused programs or strategies that have demonstrated effectiveness in preventing drug misuse and seem likely to be effective in preventing the uptake and use of opioids.

10.	Create or support community-based education or intervention services for families, youth, and adolescents at risk for OUD and any co-occurring SUD/MH conditions.

11.	Support evidence-informed programs or curricula to address mental health needs of young people who may be at risk of misusing opioids or other drugs, including emotional modulation and resilience skills.

12.	Support greater access to mental health services and supports for young people, including services and supports provided by school nurses, behavioral health workers or other school staff, to address mental health needs in young people that (when not properly addressed) increase the risk of opioid or another drug misuse.

H.	PREVENT OVERDOSE DEATHS AND OTHER HARMS (HARM REDUCTION)

Support efforts to prevent or reduce overdose deaths or other opioid-related harms through evidence-based or evidence-informed programs or strategies that may include, but are not limited to, the following:

1.	Increased availability and distribution of naloxone and other drugs that treat overdoses for first responders, overdose patients, individuals with OUD and their friends and family members, schools, community navigators and outreach workers, persons being released from jail or prison, or other members of the general public.

2.	Public health entities providing free naloxone to anyone in the community.

3.	Training and education regarding naloxone and other drugs that treat overdoses for first responders, overdose patients, patients taking opioids, families, schools, community support groups, and other members of the general public.

4.	Enabling school nurses and other school staff to respond to opioid overdoses, and provide them with naloxone, training, and support.

5.	Expanding, improving, or developing data tracking software and applications for overdoses/naloxone revivals.

6.	Public education relating to emergency responses to overdoses.

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7.	Public education relating to immunity and Good Samaritan laws.

8.	Educating first responders regarding the existence and operation of immunity and Good Samaritan laws.

9.	Syringe service programs and other evidence-informed programs to reduce harms associated with intravenous drug use, including supplies, staffing, space, peer support services, referrals to treatment, fentanyl checking, connections to care, and the full range of harm reduction and treatment services provided by these programs.

10.	Expanding access to testing and treatment for infectious diseases such as HIV and Hepatitis C resulting from intravenous opioid use.

11.	Supporting mobile units that offer or provide referrals to harm reduction services, treatment, recovery supports, health care, or other appropriate services to persons that use opioids or persons with OUD and any co-occurring SUD/MH conditions.

12.	Providing training in harm reduction strategies to health care providers, students, peer recovery coaches, recovery outreach specialists, or other professionals that provide care to persons who use opioids or persons with OUD and any co- occurring SUD/MH conditions.

13.	Supporting screening for fentanyl in routine clinical toxicology testing.

PART THREE: OTHER STRATEGIES

I.	FIRST RESPONDERS

In addition to items in section C, D and H relating to first responders, support the following:

1.	Education of law enforcement or other first responders regarding appropriate practices and precautions when dealing with fentanyl or other drugs.

2.	Provision of wellness and support services for first responders and others who experience secondary trauma associated with opioid-related emergency events.

J.	LEADERSHIP, PLANNING AND COORDINATION

Support efforts to provide leadership, planning, coordination, facilitations, training and technical assistance to abate the opioid epidemic through activities, programs, or strategies that may include, but are not limited to, the following:

1.	Statewide, regional, local or community regional planning to identify root causes of addiction and overdose, goals for reducing harms related to the opioid epidemic, and areas and populations with the greatest needs for treatment

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intervention services, and to support training and technical assistance and other strategies to abate the opioid epidemic described in this opioid abatement strategy list.

2.	A dashboard to (a) share reports, recommendations, or plans to spend opioid settlement funds; (b) to show how opioid settlement funds have been spent; (c) to report program or strategy outcomes; or (d) to track, share or visualize key opioid- or health-related indicators and supports as identified through collaborative statewide, regional, local or community processes.

3.	Invest in infrastructure or staffing at government or not-for-profit agencies to support collaborative, cross-system coordination with the purpose of preventing overprescribing, opioid misuse, or opioid overdoses, treating those with OUD and any co-occurring SUD/MH conditions, supporting them in treatment or recovery, connecting them to care, or implementing other strategies to abate the opioid epidemic described in this opioid abatement strategy list.

4.	Provide resources to staff government oversight and management of opioid abatement programs.

K.	TRAINING

In addition to the training referred to throughout this document, support training to abate the opioid epidemic through activities, programs, or strategies that may include, but are not limited to, those that:

1.	Provide funding for staff training or networking programs and services to improve the capability of government, community, and not-for-profit entities to abate the opioid crisis.

2.	Support infrastructure and staffing for collaborative cross-system coordination to prevent opioid misuse, prevent overdoses, and treat those with OUD and any co- occurring SUD/MH conditions, or implement other strategies to abate the opioid epidemic described in this opioid abatement strategy list (e.g., health care, primary care, pharmacies, PDMPs, etc.).

L.	RESEARCH

Support opioid abatement research that may include, but is not limited to, the following:

1.	Monitoring, surveillance, data collection and evaluation of programs and strategies described in this opioid abatement strategy list.

2.	Research non-opioid treatment of chronic pain.

3.	Research on improved service delivery for modalities such as SBIRT that demonstrate promising but mixed results in populations vulnerable to opioid use disorders.

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4.	Research on novel harm reduction and prevention efforts such as the provision of fentanyl test strips.

5.	Research on innovative supply-side enforcement efforts such as improved detection of mail-based delivery of synthetic opioids.

6.	Expanded research on swift/certain/fair models to reduce and deter opioid misuse within criminal justice populations that build upon promising approaches used to address other substances (e.g., Hawaii HOPE and Dakota 24/7).

7.	Epidemiological surveillance of OUD-related behaviors in critical populations, including individuals entering the criminal justice system, including, but not limited to approaches modeled on the Arrestee Drug Abuse Monitoring ("ADAM") system.

8.	Qualitative and quantitative research regarding public health risks and harm reduction opportunities within illicit drug markets, including surveys of market participants who sell or distribute illicit opioids.

9.	Geospatial analysis of access barriers to MAT and their association with treatment engagement and treatment outcomes.

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EXHIBIT F

List of States and Overall Allocation Percentages

Alabama	1.6419290312%
Alaska	0.2584550539%
American Samoa	0.0174042885%
Arizona	2.3755949882%
Arkansas	0.9663486633%
California	9.9213830698%
Colorado	1.6616291219%
Connecticut	1.3343523420%
Delaware	0.4900019063%
District of Columbia	0.2048876457%
Florida	7.0259134409%
Georgia	2.7882080114%
Guam	0.0509264160%
Hawaii	0.3418358185%
Idaho	0.5254331620%
Illinois	3.3263363702%
Indiana	2.2168933059%
Iowa	0.7579283477%
Kansas	0.8042000625%
Kentucky	2.0929730531%
Louisiana	1.5154431983%
Maine	0.5613880586%
Maryland	2.1106090494%
Massachusetts	2.3035761083%
Michigan	3.4020234989%
Minnesota	1.2972597706%
Mississippi	0.8898883053%
Missouri	2.0056475170%
Montana	0.3421667920%
N. Mariana Islands	0.0185877315%
Nebraska	0.4291907949%
Nevada	1.2486754235%
New Hampshire	0.6258752503%
New Jersey	2.7551354545%
New Mexico	0.8557238713%
New York	5.3903813405%

F-1

FINAL AGREEMENT 3.25.22

North Carolina	3.2502525994%
North Dakota	0.1858703224%
Ohio	4.3567051408%
Oklahoma	1.5831626090%
Oregon	1.4236951885%
Pennsylvania	4.5882419559%
Puerto Rico	0.7263201134%
Rhode Island	0.4895626814%
South Carolina	1.5834654145%
South Dakota	0.2169945907%
Tennessee	2.6881474977%
Texas	6.2932157196%
Utah	1.1889437113%
Vermont	0.2844241374%
Virgin Islands	0.0340410553%
Virginia	2.2801150757%
Washington	2.3189040182%
Wisconsin	1.7582560561%
Wyoming	0.1954758491%

F-2

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EXHIBITS C AND G AS OF 4.29.22

EXHIBIT G

Subdivisions Eligible to Receive Direct Allocations from the Subdivision Fund and Default
Subdivision Fund Allocation Percentages

The Subdivisions set forth on this Exhibit G are eligible to receive direct allocations from the Subdivision Fund, if such Subdivisions are otherwise eligible to receive such funds under this Agreement. By default, the Subdivisions set forth on this Exhibit G shall include: (1) all Litigating Subdivisions that are General Purpose Governments; (2) all counties and parishes in States with functional counties or parishes; (3) all Subdivisions that are the highest level of General Purpose Government in States without functional counties or parishes; and (4) all other Subdivisions that are General Purpose Governments with a population of 10,000 or greater. A State may elect to add any additional Subdivisions to this Exhibit G at any time prior to the Initial Participation Date.

Immediately upon the effectiveness of any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3 (or upon the effectiveness of an amendment to any State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3) that addresses allocation from the Subdivision Fund, whether before or after the Initial Participation Date, this Exhibit G will automatically be amended to reflect the allocation from the Subdivision Fund pursuant to the State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution allowed by Section V.D.3.

For the avoidance of doubt, inclusion on this Exhibit G shall not create any claim for any amount of the Settlement Fund, and no such amounts shall be allocated or distributed to any Subdivision included herein if such Subdivision does not otherwise meet all requirements to receive any such funds pursuant to this Agreement.

The Parties recognize the benefits of remediation funds reaching all communities, including through direct payments from the Subdivision Fund. However, to promote efficiency in the use of such funds and avoid administratively-burdensome disbursements that would be too small to add a meaningful abatement response, certain Subdivisions do not receive a direct allocation from the Subdivision Fund. However, such Subdivisions will benefit from Opioid Remediation in their community, and are eligible to receive direct benefits from the Abatement Accounts Fund in their State. All settlement funds, whether allocated to a Settling State, an Abatement Accounts Fund or a Subdivision listed on this Exhibit G can be used for Opioid Remediation in communities not listed herein.

As provided by Section V.D.4.c, the Allocation Percentages shown below apply to distribution of each Settling State's Subdivision Fund in the absence of a State-Subdivision Agreement, Allocation Statute, or Statutory Trust. The allocation that would have otherwise gone to General Purpose Government Subdivisions not listed below as receiving a direct allocation shall be (1)   directed to the county or parish in which such Subdivision is located in Settling States with functional counties or parishes if the relevant county or parish is a Participating Subdivision or (2)   to the highest-level General Purpose Government in which such Subdivision is located in Settling States without functional counties or parishes if the relevant highest-level General

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EXHIBITS C AND G AS OF 4.29.22

Purpose Government is a Participating Subdivision. Where the relevant county, parish or highest-level General Purpose Government is not a Participating Subdivision, allocations of General Purpose Subdivisions not listed below as eligible to become Participating Subdivisions shall be allocated pursuant to Section VII.I. The redirecting of funds described in this paragraph is intended to promote the efficient use of Opioid Remediation funds while keeping, where possible, local control of the distribution of those funds.

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EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AK1	Anchorage Municipality, Alaska	47.6578000000%
AK2	Fairbanks City, Alaska	5.1226000000%
AK3	Fairbanks North Star Borough, Alaska	10.9627000000%
AK4	Juneau City and Borough, Alaska	5.2324000000%
AK5	Kenai Peninsula Borough, Alaska	9.4922000000%
AK6	Ketchikan Gateway Borough, Alaska	2.2406000000%
AK7	Kodiak Island Borough, Alaska	2.1839000000%
AK8	Matanuska-Susitna Borough, Alaska	15.4726000000%
AK9	Wasilla City, Alaska	1.6351000000%

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EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AZ1	Apache County, Arizona	0.3907470000%
AZ2	Apache Junction City, Arizona	0.2201340000%
AZ3	Avondale City, Arizona	0.5677140000%
AZ4	Benson City, Arizona	0.0652960000%
AZ5	Bisbee City, Arizona	0.0643685000%
AZ6	Buckeye City, Arizona	0.2664780000%
AZ7	Bullhead City, Arizona	0.6416380000%
AZ8	Camp Verde Town, Arizona	0.0416227000%
AZ9	Carefree Town, Arizona	0.0231720000%
AZ10	Casa Grande City, Arizona	0.2125144000%
AZ11	Cave Creek Town, Arizona	0.0347580000%
AZ12	Chandler City, Arizona	1.6567980000%
AZ13	Chino Valley Town, Arizona	0.0291788000%
AZ14	Clarkdale Town, Arizona	0.0308952000%
AZ15	Clifton Town, Arizona	0.0102870000%
AZ16	Cochise County, Arizona	1.1773685000%
AZ17	Coconino County, Arizona	1.2011808000%
AZ18	Colorado City Town, Arizona	0.0298778000%
AZ19	Coolidge City, Arizona	0.0644448000%
AZ20	Cottonwood City, Arizona	0.2098299000%
AZ21	Dewey-Humboldt Town, Arizona	0.0660814000%
AZ22	Douglas City, Arizona	0.1565620000%
AZ23	Duncan Town, Arizona	0.0002520000%
AZ24	Eagar Town, Arizona	0.1425540000%
AZ25	El Mirage City, Arizona	0.2259270000%
AZ26	Eloy City, Arizona	1.3418328000%
AZ27	Flagstaff City, Arizona	0.3114360000%
AZ28	Florence Town, Arizona	0.0456484000%
AZ29	Fountain Hills Town, Arizona	0.0984810000%
AZ30	Fredonia Town, Arizona	0.0052328000%
AZ31	Gila Bend Town, Arizona	0.0173790000%
AZ32	Gila County, Arizona	0.7780446000%
AZ33	Gilbert Town, Arizona	0.9906030000%
AZ34	Glendale City, Arizona	1.5235590000%
AZ35	Globe City, Arizona	0.1168266000%
AZ36	Goodyear City, Arizona	0.4402680000%
AZ37	Graham County, Arizona	0.4476494000%
AZ38	Greenlee County, Arizona	0.0794610000%
AZ39	Guadalupe Town, Arizona	0.0000000000%
AZ40	Hayden Town, Arizona	0.0263802000%
AZ41	Holbrook City, Arizona	0.0575625000%
AZ42	Huachuca City Town, Arizona	0.0168805000%
AZ43	Jerome Town, Arizona	0.0012873000%
AZ44	Kearny Town, Arizona	0.0107408000%
AZ45	Kingman City, Arizona	0.4853918000%
AZ46	La Paz County, Arizona	0.2670171000%
AZ47	Lake Havasu City, Arizona	0.6793526000%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AZ48	Litchfield Park City, Arizona	0.0231720000%
AZ49	Mammoth Town, Arizona	0.0061376000%
AZ50	Marana Town, Arizona	0.3841282000%
AZ51	Maricopa City, Arizona	0.1047228000%
AZ52	Maricopa County, Arizona	29.8513290000%
AZ53	Mesa City, Arizona	3.5105580000%
AZ54	Miami Town, Arizona	0.0309482000%
AZ55	Mohave County, Arizona	3.0617398000%
AZ56	Navajo County, Arizona	1.0789515000%
AZ57	Nogales City, Arizona	0.0834350000%
AZ58	Oro Valley Town, Arizona	0.3207284000%
AZ59	Page City, Arizona	0.0575608000%
AZ60	Paradise Valley Town, Arizona	0.1969620000%
AZ61	Parker Town, Arizona	0.0156219000%
AZ62	Patagonia Town, Arizona	0.0024790000%
AZ63	Payson Town, Arizona	0.1846614000%
AZ64	Peoria City, Arizona	0.8747430000%
AZ65	Phoenix City, Arizona	12.3275040000%
AZ66	Pima County, Arizona	13.4612693000%
AZ67	Pima Town, Arizona	0.0159618000%
AZ68	Pinal County, Arizona	2.0334636000%
AZ69	Pinetop-Lakeside Town, Arizona	0.0729125000%
AZ70	Prescott City, Arizona	0.5917289000%
AZ71	Prescott Valley Town, Arizona	0.3471419000%
AZ72	Quartzsite Town, Arizona	0.0183911000%
AZ73	Queen Creek Town, Arizona	0.0637230000%
AZ74	Safford City, Arizona	0.1929077000%
AZ75	Sahuarita Town, Arizona	0.1510407000%
AZ76	San Luis City, Arizona	0.0963840000%
AZ77	Santa Cruz County, Arizona	0.2840860000%
AZ78	Scottsdale City, Arizona	2.3114070000%
AZ79	Sedona City, Arizona	0.0690392000%
AZ80	Show Low City, Arizona	0.1441365000%
AZ81	Sierra Vista City, Arizona	0.3084865000%
AZ82	Snowflake Town, Arizona	0.0451290000%
AZ83	Somerton City, Arizona	0.0449792000%
AZ84	South Tucson City, Arizona	0.0578057000%
AZ85	Springerville Town, Arizona	0.0740370000%
AZ86	St. Johns City, Arizona	0.0826620000%
AZ87	Star Valley Town, Arizona	0.0039970000%
AZ88	Superior Town, Arizona	0.0168784000%
AZ89	Surprise City, Arizona	0.5677140000%
AZ90	Taylor Town, Arizona	0.0411380000%
AZ91	Tempe City, Arizona	1.8943110000%
AZ92	Thatcher Town, Arizona	0.0624092000%
AZ93	Tolleson City, Arizona	0.1564110000%
AZ94	Tombstone City, Arizona	0.0215180000%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AZ95	Tucson City, Arizona	4.2720277000%
AZ96	Tusayan Town, Arizona	0.0113096000%
AZ97	Wellton Town, Arizona	0.0122488000%
AZ98	Wickenburg Town, Arizona	0.0579300000%
AZ99	Willcox City, Arizona	0.0443345000%
AZ100	Williams City, Arizona	0.0324096000%
AZ101	Winkelman Town, Arizona	0.0011420000%
AZ102	Winslow City, Arizona	0.0950165000%
AZ103	Yavapai County, Arizona	2.9740921000%
AZ104	Youngtown, Arizona	0.0289650000%
AZ105	Yuma City, Arizona	0.5285056000%
AZ106	Yuma County, Arizona	1.3258824000%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR1	Adona City, Arkansas	0.0020790506%
AR2	Alexander City, Arkansas	0.0103476018%
AR3	Alicia Town, Arkansas	0.0002309579%
AR4	Allport Town, Arkansas	0.0026587350%
AR5	Alma City, Arkansas	0.1875236673%
AR6	Almyra Town, Arkansas	0.0010881066%
AR7	Alpena Town, Arkansas	0.0141319347%
AR8	Altheimer City, Arkansas	0.0071081808%
AR9	Altus City, Arkansas	0.0161149675%
AR10	Amagon Town, Arkansas	0.0016587759%
AR11	Amity City, Arkansas	0.0105947297%
AR12	Anthonyville Town, Arkansas	0.0010978372%
AR13	Antoine Town, Arkansas	0.0010576270%
AR14	Arkadelphia City, Arkansas	0.2710593166%
AR15	Arkansas City, Arkansas	0.0026365550%
AR16	Arkansas County, Arkansas	0.2272004928%
AR17	Ash Flat City, Arkansas	0.0560964456%
AR18	Ashdown City, Arkansas	0.0210645360%
AR19	Ashley County, Arkansas	0.3024558569%
AR20	Atkins City, Arkansas	0.0507540769%
AR21	Aubrey Town, Arkansas	0.0021166850%
AR22	Augusta City, Arkansas	0.0134645321%
AR23	Austin City, Arkansas	0.0201747613%
AR24	Avoca Town, Arkansas	0.0030227727%
AR25	Bald Knob City, Arkansas	0.1048227005%
AR26	Banks Town, Arkansas	0.0006822846%
AR27	Barling City, Arkansas	0.1588678563%
AR28	Bassett Town, Arkansas	0.0011499243%
AR29	Batesville City, Arkansas	0.1318965785%
AR30	Bauxite Town, Arkansas	0.0049816222%
AR31	Baxter County, Arkansas	0.8690235470%
AR32	Bay City, Arkansas	0.0250493472%
AR33	Bearden City, Arkansas	0.0161101022%
AR34	Beaver Town, Arkansas	0.0051365958%
AR35	Beebe City, Arkansas	0.2412092213%
AR36	Beedeville Town, Arkansas	0.0018030172%
AR37	Bella Vista City, Arkansas	0.5136648745%
AR38	Bellefonte Town, Arkansas	0.0008435545%
AR39	Belleville City, Arkansas	0.0050880860%
AR40	Ben Lomond Town, Arkansas	0.0012499489%
AR41	Benton City, Arkansas	1.3762616667%
AR42	Benton County, Arkansas	1.9493524156%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR43	Bentonville City, Arkansas	1.3212148347%
AR44	Bergman Town, Arkansas	0.0080191338%
AR45	Berryville City, Arkansas	0.1767673815%
AR47	Big Flat Town, Arkansas	0.0005552148%
AR48	Bigelow Town, Arkansas	0.0028351731%
AR49	Biggers Town, Arkansas	0.0002571446%
AR50	Birdsong Town, Arkansas	0.0001210597%
AR51	Black Oak Town, Arkansas	0.0003079439%
AR52	Black Rock City, Arkansas	0.0020552966%
AR53	Black Springs Town, Arkansas	0.0007714338%
AR54	Blevins City, Arkansas	0.0042289340%
AR55	Blue Eye Town, Arkansas	0.0007084713%
AR56	Blue Mountain Town, Arkansas	0.0023457827%
AR57	Bluff City Town, Arkansas	0.0001956131%
AR58	Blytheville City, Arkansas	0.3444881956%
AR59	Bodcaw Town, Arkansas	0.0004892473%
AR60	Bonanza City, Arkansas	0.0271534397%
AR61	Bono City, Arkansas	0.0166311169%
AR62	Boone County, Arkansas	0.6844345049%
AR63	Booneville City, Arkansas	0.2395670446%
AR64	Bradford City, Arkansas	0.0196136795%
AR65	Bradley City, Arkansas	0.0127167093%
AR66	Bradley County, Arkansas	0.0903557767%
AR67	Branch City, Arkansas	0.0001595527%
AR68	Briarcliff City, Arkansas	0.0001841653%
AR69	Brinkley City, Arkansas	0.0788794288%
AR70	Brookland City, Arkansas	0.0336729211%
AR71	Bryant City, Arkansas	1.0536173112%
AR72	Buckner City, Arkansas	0.0065180504%
AR73	Bull Shoals City, Arkansas	0.0692543217%
AR74	Burdette Town, Arkansas	0.0001210597%
AR75	Cabot City, Arkansas	0.9626014299%
AR76	Caddo Valley Town, Arkansas	0.0447599031%
AR77	Caldwell Town, Arkansas	0.0042239256%
AR78	Cale Town, Arkansas	0.0007827384%
AR79	Calhoun County, Arkansas	0.1397959405%
AR80	Calico Rock City, Arkansas	0.0024459503%
AR81	Calion City, Arkansas	0.0029361993%
AR82	Camden City, Arkansas	0.4098542963%
AR83	Cammack Village City, Arkansas	0.0112054660%
AR84	Campbell Station City, Arkansas	0.0043090681%
AR85	Caraway City, Arkansas	0.0225855098%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR86	Carlisle City, Arkansas	0.1468534652%
AR87	Carroll County, Arkansas	0.5928260605%
AR88	Carthage City, Arkansas	0.0016610654%
AR89	Casa Town, Arkansas	0.0015121018%
AR90	Cash Town, Arkansas	0.0012319187%
AR91	Caulksville Town, Arkansas	0.0006928738%
AR92	Cave City, Arkansas	0.0850463202%
AR93	Cave Springs City, Arkansas	0.0320796835%
AR94	Cedarville City, Arkansas	0.0178802072%
AR95	Centerton City, Arkansas	0.1131077079%
AR96	Central City Town, Arkansas	0.0174268772%
AR97	Charleston City, Arkansas	0.0410054775%
AR98	Cherokee Village City, Arkansas	0.2125413902%
AR99	Cherry Valley City, Arkansas	0.0081466329%
AR100	Chester Town, Arkansas	0.0004361585%
AR101	Chicot County, Arkansas	0.2832352637%
AR102	Chidester City, Arkansas	0.0007419559%
AR103	Clarendon City, Arkansas	0.0270484068%
AR104	Clark County, Arkansas	0.3342708117%
AR105	Clarksville City, Arkansas	0.2458837581%
AR106	Clay County, Arkansas	0.0479674136%
AR107	Cleburne County, Arkansas	0.3503158049%
AR108	Cleveland County, Arkansas	0.1143679597%
AR109	Clinton City, Arkansas	0.0824034689%
AR110	Coal Hill City, Arkansas	0.1328713526%
AR111	Colt City, Arkansas	0.0085205444%
AR112	Columbia County, Arkansas	0.0671663991%
AR113	Concord Town, Arkansas	0.0150785188%
AR114	Conway City, Arkansas	2.0922743015%
AR115	Conway County, Arkansas	0.5138971203%
AR116	Corning City, Arkansas	0.0191809554%
AR117	Cotter City, Arkansas	0.0233925747%
AR118	Cotton Plant City, Arkansas	0.0024986099%
AR119	Cove Town, Arkansas	0.0001777260%
AR120	Coy Town, Arkansas	0.0078196572%
AR121	Craighead County, Arkansas	0.9265189050%
AR122	Crawford County, Arkansas	0.9565887967%
AR123	Crawfordsville Town, Arkansas	0.0037229444%
AR124	Crittenden County, Arkansas	0.4864689351%
AR125	Cross County, Arkansas	0.3114968436%
AR126	Crossett City, Arkansas	0.2482926464%
AR127	Cushman City, Arkansas	0.0031235127%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR128	Daisy Town, Arkansas	0.0019036142%
AR129	Dallas County, Arkansas	0.1170103816%
AR130	Damascus Town, Arkansas	0.0328833141%
AR131	Danville City, Arkansas	0.0554598088%
AR132	Dardanelle City, Arkansas	0.1270318663%
AR133	Datto Town, Arkansas	0.0002041989%
AR134	De Queen City, Arkansas	0.1825177187%
AR135	De Valls Bluff City, Arkansas	0.0153369512%
AR136	Decatur City, Arkansas	0.0461206088%
AR137	Delaplaine Town, Arkansas	0.0012409338%
AR138	Delight City, Arkansas	0.0019036142%
AR139	Dell Town, Arkansas	0.0049627334%
AR140	Denning Town, Arkansas	0.0066893371%
AR141	Dermott City, Arkansas	0.0098811069%
AR142	Des Arc City, Arkansas	0.0461902968%
AR143	Desha County, Arkansas	0.1880442527%
AR144	Dewitt City, Arkansas	0.0561472449%
AR145	Diamond City, Arkansas	0.0067481498%
AR146	Diaz City, Arkansas	0.0144799456%
AR147	Dierks City, Arkansas	0.0109843817%
AR148	Donaldson Town, Arkansas	0.0097288521%
AR149	Dover City, Arkansas	0.0357561215%
AR150	Drew County, Arkansas	0.4314342663%
AR151	Dumas City, Arkansas	0.0345209116%
AR152	Dyer City, Arkansas	0.0039248537%
AR153	Dyess Town, Arkansas	0.0004842389%
AR154	Earle City, Arkansas	0.0169920066%
AR155	East Camden Town, Arkansas	0.0077825952%
AR156	Edmondson Town, Arkansas	0.0080664988%
AR157	Egypt Town, Arkansas	0.0007186312%
AR158	El Dorado City, Arkansas	0.7549722601%
AR159	Elaine City, Arkansas	0.0061272536%
AR160	Elkins City, Arkansas	0.0584820092%
AR161	Elm Springs City, Arkansas	0.0169270407%
AR162	Emerson Town, Arkansas	0.0007712907%
AR163	Emmet City, Arkansas	0.0006732695%
AR164	England City, Arkansas	0.1277733929%
AR165	Enola Town, Arkansas	0.0166283981%
AR166	Etowah Town, Arkansas	0.0016945500%
AR167	Eudora City, Arkansas	0.0090127967%
AR168	Eureka Springs City, Arkansas	0.3891361972%
AR169	Evening Shade City, Arkansas	0.0112877465%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR170	Everton Town, Arkansas	0.0023825585%
AR171	Fairfield Bay City, Arkansas	0.0994183710%
AR172	Fargo Town, Arkansas	0.0003540210%
AR173	Farmington City, Arkansas	0.0908450240%
AR174	Faulkner County, Arkansas	1.0072116540%
AR175	Fayetteville City, Arkansas	2.1103658624%
AR176	Felsenthal Town, Arkansas	0.0017181610%
AR177	Fifty-Six City, Arkansas	0.0004614866%
AR178	Fisher City, Arkansas	0.0019605666%
AR179	Flippin City, Arkansas	0.0956901320%
AR180	Fordyce City, Arkansas	0.0545063561%
AR181	Foreman City, Arkansas	0.0020583016%
AR182	Forrest City, Arkansas	0.2961090931%
AR183	Fort Smith City, Arkansas	3.8434930088%
AR184	Fouke City, Arkansas	0.0054372418%
AR185	Fountain Hill Town, Arkansas	0.0007150537%
AR186	Fountain Lake Town, Arkansas	0.0028270166%
AR187	Fourche Town, Arkansas	0.0009659021%
AR188	Franklin County, Arkansas	0.5981687154%
AR189	Franklin Town, Arkansas	0.0147063245%
AR190	Fredonia (Biscoe) Town, Arkansas	0.0078030580%
AR191	Friendship Town, Arkansas	0.0051302995%
AR192	Fulton County, Arkansas	0.4958178657%
AR193	Fulton Town, Arkansas	0.0066352466%
AR194	Garfield Town, Arkansas	0.0074476060%
AR195	Garland County, Arkansas	1.7334588443%
AR196	Garland Town, Arkansas	0.0002891982%
AR197	Garner Town, Arkansas	0.0077934705%
AR198	Gassville City, Arkansas	0.0727563250%
AR199	Gateway Town, Arkansas	0.0062878080%
AR200	Gentry City, Arkansas	0.0904861377%
AR201	Georgetown, Arkansas	0.0040265954%
AR202	Gilbert Town, Arkansas	0.0024831554%
AR203	Gillett City, Arkansas	0.0114616089%
AR204	Gillham Town, Arkansas	0.0013801668%
AR205	Gilmore City, Arkansas	0.0000954454%
AR206	Glenwood City, Arkansas	0.0480021861%
AR207	Goshen Town, Arkansas	0.0031660124%
AR208	Gosnell City, Arkansas	0.0272347186%
AR209	Gould City, Arkansas	0.0171248002%
AR210	Grady City, Arkansas	0.0313103962%
AR211	Grannis City, Arkansas	0.0009242610%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR212	Grant County, Arkansas	0.2664481715%
AR213	Gravette City, Arkansas	0.0803454535%
AR214	Green Forest City, Arkansas	0.1176088116%
AR215	Greenbrier City, Arkansas	0.0720066419%
AR216	Greene County, Arkansas	0.5298528213%
AR217	Greenland City, Arkansas	0.0237445924%
AR218	Greenway City, Arkansas	0.0004757962%
AR219	Greenwood City, Arkansas	0.2310067194%
AR220	Greers Ferry City, Arkansas	0.0499860774%
AR221	Griffithville Town, Arkansas	0.0045461792%
AR222	Grubbs City, Arkansas	0.0056885194%
AR223	Guion Town, Arkansas	0.0188333737%
AR224	Gum Springs Town, Arkansas	0.0030512489%
AR225	Gurdon City, Arkansas	0.0633258293%
AR226	Guy City, Arkansas	0.0155481618%
AR227	Hackett City, Arkansas	0.0171567108%
AR228	Hamburg City, Arkansas	0.0524650830%
AR229	Hampton City, Arkansas	0.0149258347%
AR230	Hardy City, Arkansas	0.0225704847%
AR231	Harrell Town, Arkansas	0.0015608978%
AR232	Harrisburg City, Arkansas	0.0610374284%
AR233	Harrison City, Arkansas	0.7509041666%
AR234	Hartford City, Arkansas	0.0079703379%
AR235	Hartman City, Arkansas	0.0041808536%
AR236	Haskell City, Arkansas	0.0719017520%
AR237	Hatfield Town, Arkansas	0.0003119506%
AR238	Havana City, Arkansas	0.0028832535%
AR239	Haynes Town, Arkansas	0.0021807923%
AR240	Hazen City, Arkansas	0.0648458015%
AR241	Heber Springs City, Arkansas	0.3767547633%
AR242	Hector Town, Arkansas	0.0046732490%
AR243	Helena-West Helena City, Arkansas	0.1739214762%
AR244	Hempstead County, Arkansas	0.2734659153%
AR245	Hermitage City, Arkansas	0.0121839606%
AR246	Hickory Ridge City, Arkansas	0.0037770349%
AR247	Higden Town, Arkansas	0.0085654767%
AR248	Higginson Town, Arkansas	0.0151972889%
AR249	Highfill Town, Arkansas	0.0156011076%
AR250	Highland City, Arkansas	0.0298718460%
AR251	Hindsville Town, Arkansas	0.0033816590%
AR252	Holland City, Arkansas	0.0148864831%
AR253	Holly Grove City, Arkansas	0.0044608936%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR254	Hope City, Arkansas	0.2248866206%
AR255	Horatio City, Arkansas	0.0029417800%
AR256	Horseshoe Bend City, Arkansas	0.1112109623%
AR257	Horseshoe Lake Town, Arkansas	0.0014319677%
AR258	Hot Spring County, Arkansas	0.4782149797%
AR259	Hot Springs City, Arkansas	3.5617977507%
AR260	Houston Town, Arkansas	0.0052922849%
AR261	Howard County, Arkansas	0.1730249760%
AR262	Hoxie City, Arkansas	0.0120318489%
AR263	Hughes City, Arkansas	0.0113608689%
AR264	Humnoke City, Arkansas	0.0148176536%
AR265	Humphrey City, Arkansas	0.0142685920%
AR266	Hunter Town, Arkansas	0.0001735762%
AR267	Huntington City, Arkansas	0.0062142563%
AR268	Huntsville City, Arkansas	0.0854508543%
AR269	Huttig City, Arkansas	0.0090756161%
AR270	Imboden Town, Arkansas	0.0007621325%
AR271	Independence County, Arkansas	1.0893020276%
AR272	Izard County, Arkansas	0.5513048629%
AR273	Jackson County, Arkansas	0.1817241049%
AR274	Jacksonport Town, Arkansas	0.0050680525%
AR275	Jacksonville City, Arkansas	2.6389305280%
AR276	Jasper City, Arkansas	0.0070526594%
AR277	Jefferson County, Arkansas	0.5992841535%
AR278	Jennette Town, Arkansas	0.0012409338%
AR279	Jericho Town, Arkansas	0.0009641849%
AR281	Johnson City, Arkansas	0.1307711237%
AR282	Johnson County, Arkansas	0.3131687844%
AR283	Joiner City, Arkansas	0.0294738943%
AR284	Jonesboro City, Arkansas	2.1740597362%
AR285	Judsonia City, Arkansas	0.0470208295%
AR286	Junction City, Arkansas	0.0041819983%
AR287	Keiser City, Arkansas	0.0065363668%
AR288	Kensett City, Arkansas	0.0362397881%
AR289	Kibler City, Arkansas	0.0431741065%
AR290	Kingsland City, Arkansas	0.0062036672%
AR291	Knobel City, Arkansas	0.0009218283%
AR292	Knoxville Town, Arkansas	0.0058832739%
AR293	Lafayette County, Arkansas	0.0910619584%
AR294	Lafe Town, Arkansas	0.0028363178%
AR295	Lagrange Town, Arkansas	0.0008239503%
AR296	Lake City, Arkansas	0.0259733220%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR297	Lake View City, Arkansas	0.0047133160%
AR298	Lake Village City, Arkansas	0.0224886334%
AR299	Lakeview City, Arkansas	0.0193402219%
AR300	Lamar City, Arkansas	0.1021685446%
AR301	Lavaca City, Arkansas	0.0302604964%
AR302	Lawrence County, Arkansas	0.4807663922%
AR303	Leachville City, Arkansas	0.0232401768%
AR304	Lead Hill Town, Arkansas	0.0069168607%
AR305	Lee County, Arkansas	0.0989039387%
AR306	Leola Town, Arkansas	0.0013687190%
AR307	Lepanto City, Arkansas	0.0682260295%
AR308	Leslie City, Arkansas	0.0254444370%
AR309	Lewisville City, Arkansas	0.0166148039%
AR310	Lincoln City, Arkansas	0.0464338472%
AR311	Lincoln County, Arkansas	0.1387881111%
AR312	Little Flock City, Arkansas	0.0530723850%
AR313	Little River County, Arkansas	0.3040825791%
AR314	Little Rock City, Arkansas	6.7135694892%
AR315	Lockesburg City, Arkansas	0.0062672021%
AR316	Logan County, Arkansas	0.5058103018%
AR317	London City, Arkansas	0.0142372538%
AR318	Lonoke City, Arkansas	0.2452247983%
AR319	Lonoke County, Arkansas	0.5819398431%
AR320	Louann Town, Arkansas	0.0002119261%
AR321	Luxora City, Arkansas	0.0119226662%
AR322	Lynn Town, Arkansas	0.0001385175%
AR323	Madison City, Arkansas	0.0058260353%
AR324	Madison County, Arkansas	0.3196927018%
AR325	Magazine City, Arkansas	0.0318730520%
AR326	Magness Town, Arkansas	0.0014179443%
AR327	Magnolia City, Arkansas	0.5824169272%
AR328	Malvern City, Arkansas	0.3835695961%
AR329	Mammoth Spring City, Arkansas	0.0072408314%
AR330	Manila City, Arkansas	0.0409124647%
AR331	Mansfield City, Arkansas	0.0007997669%
AR332	Marianna City, Arkansas	0.0846648246%
AR333	Marie Town, Arkansas	0.0009849339%
AR334	Marion City, Arkansas	0.1126915829%
AR335	Marion County, Arkansas	0.3952336867%
AR336	Marked Tree City, Arkansas	0.0992021520%
AR337	Marmaduke City, Arkansas	0.0391761304%
AR338	Marvell City, Arkansas	0.0610375715%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR339	Maumelle City, Arkansas	0.2572012688%
AR340	Mayflower City, Arkansas	0.0608694329%
AR341	Maynard Town, Arkansas	0.0013140561%
AR342	McCaskill Town, Arkansas	0.0012894435%
AR343	McCrory City, Arkansas	0.0147483949%
AR344	McDougal Town, Arkansas	0.0001189133%
AR345	McGehee City, Arkansas	0.0429993856%
AR346	McNab Town, Arkansas	0.0009151028%
AR347	Mcrae City, Arkansas	0.0307843730%
AR348	Melbourne City, Arkansas	0.0687295865%
AR349	Mena City, Arkansas	0.7716866592%
AR350	Menifee Town, Arkansas	0.0106144770%
AR351	Midland Town, Arkansas	0.0002701664%
AR352	Miller County, Arkansas	0.3769094507%
AR353	Mineral Springs City, Arkansas	0.0133569235%
AR354	Minturn Town, Arkansas	0.0002323889%
AR355	Mississippi County, Arkansas	0.4561503415%
AR356	Mitchellville City, Arkansas	0.0000190318%
AR357	Monette City, Arkansas	0.0230987974%
AR358	Monroe County, Arkansas	0.0751267203%
AR359	Montgomery County, Arkansas	0.2264091685%
AR360	Monticello City, Arkansas	0.0526747196%
AR361	Montrose City, Arkansas	0.0059883068%
AR362	Moorefield Town, Arkansas	0.0009616092%
AR363	Moro Town, Arkansas	0.0019858947%
AR364	Morrilton City, Arkansas	0.2597150469%
AR365	Morrison Bluff Town, Arkansas	0.0001732900%
AR366	Mount Ida City, Arkansas	0.0133550632%
AR367	Mount Pleasant Town, Arkansas	0.0122294653%
AR368	Mount Vernon Town, Arkansas	0.0071675659%
AR369	Mountain Home City, Arkansas	0.8447100025%
AR370	Mountain Pine City, Arkansas	0.0111311989%
AR371	Mountainburg City, Arkansas	0.0505877986%
AR372	Mulberry City, Arkansas	0.0839496278%
AR373	Murfreesboro City, Arkansas	0.0401878235%
AR374	Nashville City, Arkansas	0.1174004630%
AR375	Nevada County, Arkansas	0.1042972498%
AR376	Newark City, Arkansas	0.0743959259%
AR377	Newport City, Arkansas	0.2957024125%
AR378	Newton County, Arkansas	0.2538955941%
AR379	Norfork City, Arkansas	0.0071735760%
AR380	Norman Town, Arkansas	0.0054255078%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR381	Norphlet City, Arkansas	0.0199309247%
AR382	North Little Rock City, Arkansas	1.6145764729%
AR383	Oak Grove Heights Town, Arkansas	0.0108133813%
AR384	Oak Grove Town, Arkansas	0.0031881924%
AR385	Oakhaven Town, Arkansas	0.0008458440%
AR386	Oden Town, Arkansas	0.0002086349%
AR387	Ogden City, Arkansas	0.0000829960%
AR388	Oil Trough Town, Arkansas	0.0018456600%
AR389	O'Kean Town, Arkansas	0.0001714297%
AR390	Okolona Town, Arkansas	0.0019046158%
AR391	Ola City, Arkansas	0.0262882776%
AR392	Omaha Town, Arkansas	0.0030405167%
AR393	Oppelo City, Arkansas	0.0090335457%
AR394	Osceola City, Arkansas	0.2492878833%
AR395	Ouachita County, Arkansas	0.2913601460%
AR396	Oxford City, Arkansas	0.0264156336%
AR397	Ozan Town, Arkansas	0.0011369025%
AR398	Ozark City, Arkansas	0.1131238778%
AR399	Palestine City, Arkansas	0.0190803585%
AR400	Pangburn City, Arkansas	0.0157168727%
AR401	Paragould City, Arkansas	1.0056390223%
AR402	Paris City, Arkansas	0.1616167421%
AR403	Parkdale City, Arkansas	0.0007150537%
AR404	Parkin City, Arkansas	0.0145157198%
AR405	Patmos Town, Arkansas	0.0012638292%
AR406	Patterson City, Arkansas	0.0019780244%
AR407	Pea Ridge City, Arkansas	0.1099874863%
AR408	Peach Orchard City, Arkansas	0.0002743162%
AR409	Perla Town, Arkansas	0.0015089537%
AR410	Perry County, Arkansas	0.2411764522%
AR411	Perry Town, Arkansas	0.0054813155%
AR412	Perrytown, Arkansas	0.0014218079%
AR413	Perryville City, Arkansas	0.0413931262%
AR414	Phillips County, Arkansas	0.3245121955%
AR415	Piggott City, Arkansas	0.3895380125%
AR416	Pike County, Arkansas	0.3481536152%
AR417	Pindall Town, Arkansas	0.0030350790%
AR418	Pine Bluff City, Arkansas	0.9840818047%
AR419	Pineville Town, Arkansas	0.0022012551%
AR420	Plainview City, Arkansas	0.0125505741%
AR421	Pleasant Plains Town, Arkansas	0.0024498139%
AR422	Plumerville City, Arkansas	0.0292462276%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR423	Pocahontas City, Arkansas	0.4671181241%
AR424	Poinsett County, Arkansas	0.4009911787%
AR425	Polk County, Arkansas	0.0691418478%
AR426	Pollard City, Arkansas	0.0004521853%
AR427	Pope County, Arkansas	0.8568421621%
AR428	Portia Town, Arkansas	0.0009455824%
AR429	Portland City, Arkansas	0.0081334680%
AR430	Pottsville City, Arkansas	0.0356473681%
AR431	Powhatan Town, Arkansas	0.0001556891%
AR432	Poyen Town, Arkansas	0.0022812461%
AR433	Prairie County, Arkansas	0.0903177130%
AR434	Prairie Grove City, Arkansas	0.0877670159%
AR435	Prattsville Town, Arkansas	0.0011406231%
AR436	Prescott City, Arkansas	0.0925564594%
AR437	Pulaski County, Arkansas	2.3536109191%
AR438	Pyatt Town, Arkansas	0.0061435666%
AR439	Quitman City, Arkansas	0.0720876345%
AR440	Randolph County, Arkansas	0.0533049170%
AR441	Ratcliff City, Arkansas	0.0038192484%
AR442	Ravenden Springs Town, Arkansas	0.0001143342%
AR443	Ravenden Town, Arkansas	0.0021246984%
AR444	Rector City, Arkansas	0.0056501695%
AR445	Redfield City, Arkansas	0.0199888788%
AR446	Reed Town, Arkansas	0.0009294125%
AR447	Reyno City, Arkansas	0.0001714297%
AR448	Rison City, Arkansas	0.0266158258%
AR449	Rockport City, Arkansas	0.0466258829%
AR450	Roe Town, Arkansas	0.0006297682%
AR451	Rogers City, Arkansas	1.7409808606%
AR452	Rondo Town, Arkansas	0.0001282146%
AR453	Rose Bud Town, Arkansas	0.0201332633%
AR454	Rosston Town, Arkansas	0.0012719857%
AR455	Rudy Town, Arkansas	0.0043610122%
AR456	Russell Town, Arkansas	0.0072738867%
AR457	Russellville City, Arkansas	0.9171601007%
AR458	Salem City, Arkansas	0.0044962385%
AR459	Salesville City, Arkansas	0.0064404921%
AR460	Saline County, Arkansas	1.0800200662%
AR461	Scott County, Arkansas	0.3380405487%
AR462	Scranton City, Arkansas	0.0072753177%
AR463	Searcy City, Arkansas	0.9880873649%
AR464	Searcy County, Arkansas	0.2116252857%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR465	Sebastian County, Arkansas	2.1934833834%
AR466	Sedgwick Town, Arkansas	0.0005311746%
AR467	Sevier County, Arkansas	0.2613059949%
AR468	Shannon Hills City, Arkansas	0.0498163648%
AR469	Sharp County, Arkansas	0.2811885530%
AR470	Sheridan City, Arkansas	0.2276671308%
AR471	Sherrill Town, Arkansas	0.0025761682%
AR472	Sherwood City, Arkansas	0.4241829888%
AR473	Shirley Town, Arkansas	0.0009145304%
AR474	Sidney Town, Arkansas	0.0035774152%
AR475	Siloam Springs City, Arkansas	0.7477783644%
AR476	Smackover City, Arkansas	0.0008007686%
AR477	Smithville Town, Arkansas	0.0001624146%
AR478	South Lead Hill Town, Arkansas	0.0018313504%
AR479	Sparkman City, Arkansas	0.0035065824%
AR480	Springdale City, Arkansas	2.0136786333%
AR481	Springtown, Arkansas	0.0002924895%
AR482	St Francis County, Arkansas	0.2044215163%
AR483	St. Charles Town, Arkansas	0.0024664131%
AR484	St. Francis City, Arkansas	0.0007137659%
AR485	St. Joe Town, Arkansas	0.0076757020%
AR486	St. Paul Town, Arkansas	0.0041619648%
AR487	Stamps City, Arkansas	0.0180207281%
AR488	Star City, Arkansas	0.0564865270%
AR489	Stephens City, Arkansas	0.0116586529%
AR490	Stone County, Arkansas	0.2837768844%
AR491	Strawberry Town, Arkansas	0.0006928738%
AR492	Strong City, Arkansas	0.0029361993%
AR493	Stuttgart City, Arkansas	0.2203815101%
AR494	Subiaco Town, Arkansas	0.0109146937%
AR495	Success Town, Arkansas	0.0001784415%
AR496	Sulphur Rock Town, Arkansas	0.0032654646%
AR497	Sulphur Springs City, Arkansas	0.0120908047%
AR498	Summit City, Arkansas	0.0074467474%
AR499	Sunset Town, Arkansas	0.0016041130%
AR500	Swifton City, Arkansas	0.0178930859%
AR501	Taylor City, Arkansas	0.0014103602%
AR502	Texarkana City, Arkansas	0.7683955804%
AR503	Thornton City, Arkansas	0.0022437548%
AR504	Tillar City, Arkansas	0.0003265465%
AR505	Tinsman Town, Arkansas	0.0003150987%
AR506	Tollette Town, Arkansas	0.0032731918%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR507	Tontitown City, Arkansas	0.0610355681%
AR508	Traskwood City, Arkansas	0.0177678764%
AR509	Trumann City, Arkansas	0.2319945153%
AR510	Tuckerman City, Arkansas	0.0405439909%
AR511	Tull Town, Arkansas	0.0030797252%
AR512	Tupelo Town, Arkansas	0.0005171511%
AR513	Turrell City, Arkansas	0.0090687475%
AR514	Twin Groves Town, Arkansas	0.0156102657%
AR515	Tyronza City, Arkansas	0.0382955139%
AR516	Ulm Town, Arkansas	0.0000897216%
AR517	Union County, Arkansas	0.4520045466%
AR518	Valley Springs Town, Arkansas	0.0032716177%
AR519	Van Buren City, Arkansas	1.7649031789%
AR520	Van Buren County, Arkansas	0.3641848711%
AR521	Vandervoort Town, Arkansas	0.0000659675%
AR522	Victoria Town, Arkansas	0.0005446257%
AR523	Vilonia City, Arkansas	0.1035441323%
AR524	Viola Town, Arkansas	0.0032700437%
AR525	Wabbaseka Town, Arkansas	0.0082530968%
AR526	Waldenburg Town, Arkansas	0.0023526513%
AR527	Waldo City, Arkansas	0.0028426141%
AR528	Waldron City, Arkansas	0.1501465474%
AR529	Walnut Ridge City, Arkansas	0.0315460763%
AR530	Ward City, Arkansas	0.1482609634%
AR531	Warren City, Arkansas	0.1331456688%
AR532	Washington City, Arkansas	0.0014218079%
AR533	Washington County, Arkansas	2.0141562897%
AR534	Watson City, Arkansas	0.0000569524%
AR535	Weiner City, Arkansas	0.0115016760%
AR536	Weldon Town, Arkansas	0.0015514534%
AR537	West Fork City, Arkansas	0.0278779379%
AR538	West Memphis City, Arkansas	0.6402086383%
AR539	West Point Town, Arkansas	0.0031173596%
AR540	Western Grove Town, Arkansas	0.0057204300%
AR541	Wheatley City, Arkansas	0.0050976735%
AR542	Whelen Springs Town, Arkansas	0.0002381128%
AR543	White County, Arkansas	0.9979591705%
AR544	White Hall City, Arkansas	0.0551959387%
AR545	Wickes Town, Arkansas	0.0001422380%
AR546	Widener Town, Arkansas	0.0014565804%
AR547	Wiederkehr Village City, Arkansas	0.0015955272%
AR548	Williford Town, Arkansas	0.0025041906%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
AR549	Willisville Town, Arkansas	0.0003913692%
AR550	Wilmar City, Arkansas	0.0018078825%
AR551	Wilmot City, Arkansas	0.0171605744%
AR552	Wilson City, Arkansas	0.0038733390%
AR553	Wilton City, Arkansas	0.0002323889%
AR554	Winchester Town, Arkansas	0.0011094280%
AR555	Winslow City, Arkansas	0.0059329284%
AR556	Winthrop City, Arkansas	0.0004315794%
AR557	Woodruff County, Arkansas	0.2136270641%
AR558	Wooster Town, Arkansas	0.0052930004%
AR559	Wrightsville City, Arkansas	0.0089014675%
AR560	Wynne City, Arkansas	0.1541190523%
AR561	Yell County, Arkansas	0.5032932325%
AR562	Yellville City, Arkansas	0.0268081476%
AR563	Zinc Town, Arkansas	0.0018492375%
AR564	Keo Town, Arkansas	0.0137063654%
AR565	Letona Town, Arkansas	0.0096119422%
AR567	Lexa Town, Arkansas	0.0073056542%
AR568	Lonsdale Town, Arkansas	0.0009432928%
AR569	Lowell City, Arkansas	0.2449366017%
AR570	Marshall City, Arkansas	0.0391797079%
AR571	McNeil City, Arkansas	0.0006390694%
AR572	Mountain View City, Arkansas	0.1444262605%
AR573	Nimmons Town, Arkansas	0.0001405209%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA1	Adelanto City, California	Allocations in California will be made in accordance with the California State-Subdivision Agreement.
CA2	Agoura Hills City, California
CA3	Alameda City, California
CA4	Alameda County, California
CA5	Albany City, California
CA6	Alhambra City, California
CA7	Aliso Viejo City, California
CA9	Amador County, California
CA10	American Canyon City, California
CA11	Anaheim City, California
CA12	Anderson City, California
CA13	Antioch City, California
CA14	Apple Valley Town, California
CA15	Arcadia City, California
CA16	Arcata City, California
CA17	Arroyo Grande City, California
CA18	Artesia City, California
CA19	Arvin City, California
CA20	Atascadero City, California
CA21	Atwater City, California
CA22	Auburn City, California
CA23	Avenal City, California
CA24	Azusa City, California
CA25	Bakersfield City, California
CA26	Baldwin Park City, California
CA27	Banning City, California
CA28	Barstow City, California
CA29	Beaumont City, California
CA30	Bell City, California
CA31	Bell Gardens City, California
CA32	Bellflower City, California
CA33	Belmont City, California
CA34	Benicia City, California
CA35	Berkeley City, California
CA36	Beverly Hills City, California
CA37	Blythe City, California
CA38	Brawley City, California
CA39	Brea City, California
CA40	Brentwood City, California
CA41	Buena Park City, California
CA42	Burbank City, California
CA43	Burlingame City, California
CA44	Butte County, California
CA45	Calabasas City, California
CA46	Calaveras County, California
CA47	Calexico City, California
CA48	California City, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA49	Camarillo City, California	Allocations in California will be made in accordance with the California State-Subdivision Agreement.
CA50	Campbell City, California
CA51	Canyon Lake City, California
CA52	Capitola City, California
CA53	Carlsbad City, California
CA54	Carpinteria City, California
CA55	Carson City, California
CA56	Cathedral City, California
CA57	Ceres City, California
CA58	Cerritos City, California
CA59	Chico City, California
CA60	Chino City, California
CA61	Chino Hills City, California
CA62	Chowchilla City, California
CA63	Chula Vista City, California
CA64	Citrus Heights City, California
CA65	Claremont City, California
CA66	Clayton City, California
CA67	Clearlake City, California
CA68	Clovis City, California
CA69	Coachella City, California
CA70	Coalinga City, California
CA71	Colton City, California
CA72	Colusa County, California
CA73	Commerce City, California
CA74	Compton City, California
CA75	Concord City, California
CA76	Contra Costa County, California
CA77	Corcoran City, California
CA78	Corona City, California
CA79	Coronado City, California
CA80	Costa Mesa City, California
CA81	Covina City, California
CA82	Cudahy City, California
CA83	Culver City, California
CA84	Cupertino City, California
CA85	Cypress City, California
CA86	Daly City, California
CA87	Dana Point City, California
CA88	Danville Town, California
CA89	Davis City, California
CA90	Del Norte County, California
CA91	Delano City, California
CA92	Desert Hot Springs City, California
CA93	Diamond Bar City, California
CA94	Dinuba City, California
CA95	Dixon City, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA96	Downey City, California	Allocations in California will be made in accordance with the California State-Subdivision Agreement.
CA97	Duarte City, California
CA98	Dublin City, California
CA99	East Palo Alto City, California
CA100	Eastvale City, California
CA101	El Cajon City, California
CA102	El Centro City, California
CA103	El Cerrito City, California
CA104	El Dorado County, California
CA105	El Monte City, California
CA106	El Paso De Robles (Paso Robles) City, California
CA107	El Segundo City, California
CA108	Elk Grove City, California
CA109	Emeryville City, California
CA110	Encinitas City, California
CA111	Escondido City, California
CA112	Eureka City, California
CA113	Exeter City, California
CA114	Fairfield City, California
CA115	Farmersville City, California
CA116	Fillmore City, California
CA117	Folsom City, California
CA118	Fontana City, California
CA119	Fortuna City, California
CA120	Foster City, California
CA121	Fountain Valley City, California
CA122	Fremont City, California
CA123	Fresno City, California
CA124	Fresno County, California
CA125	Fullerton City, California
CA126	Galt City, California
CA127	Garden Grove City, California
CA128	Gardena City, California
CA129	Gilroy City, California
CA130	Glendale City, California
CA131	Glendora City, California
CA132	Glenn County, California
CA133	Goleta City, California
CA134	Grand Terrace City, California
CA135	Grass Valley City, California
CA136	Greenfield City, California
CA137	Grover Beach City, California
CA138	Half Moon Bay City, California
CA139	Hanford City, California
CA140	Hawaiian Gardens City, California
CA141	Hawthorne City, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA142	Hayward City, California	Allocations in California will be made in accordance with the California State-Subdivision Agreement.
CA143	Healdsburg City, California
CA144	Hemet City, California
CA145	Hercules City, California
CA146	Hermosa Beach City, California
CA147	Hesperia City, California
CA148	Highland City, California
CA149	Hillsborough Town, California
CA150	Hollister City, California
CA151	Humboldt County, California
CA152	Huntington Beach City, California
CA153	Huntington Park City, California
CA154	Imperial Beach City, California
CA155	Imperial City, California
CA156	Imperial County, California
CA157	Indio City, California
CA158	Inglewood City, California
CA159	Inyo County, California
CA160	Irvine City, California
CA161	Jurupa Valley City, California
CA162	Kerman City, California
CA163	Kern County, California
CA164	King City, California
CA165	Kings County, California
CA166	Kingsburg City, California
CA167	La Cañada Flintridge City, California
CA168	La Habra City, California
CA169	La Mesa City, California
CA170	La Mirada City, California
CA171	La Palma City, California
CA172	La Puente City, California
CA173	La Quinta City, California
CA174	La Verne City, California
CA175	Lafayette City, California
CA176	Laguna Beach City, California
CA177	Laguna Hills City, California
CA178	Laguna Niguel City, California
CA179	Laguna Woods City, California
CA180	Lake County, California
CA181	Lake Elsinore City, California
CA182	Lake Forest City, California
CA183	Lakeport City, California
CA184	Lakewood City, California
CA185	Lancaster City, California
CA186	Larkspur City, California
CA187	Lassen County, California
CA188	Lathrop City, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA189	Lawndale City, California
CA190	Lemon Grove City, California
CA191	Lemoore City, California
CA192	Lincoln City, California
CA193	Lindsay City, California
CA194	Livermore City, California
CA195	Livingston City, California
CA196	Lodi City, California
CA197	Loma Linda City, California
CA198	Lomita City, California
CA199	Lompoc City, California
CA200	Long Beach City, California
CA201	Los Alamitos City, California
CA202	Los Altos City, California
CA203	Los Angeles City, California
CA204	Los Angeles County, California
CA205	Los Banos City, California
CA206	Los Gatos Town, California
CA207	Lynwood City, California
CA208	Madera City, California
CA209	Madera County, California
CA210	Malibu City, California	Allocations in
CA211	Manhattan Beach City, California	California will be
CA212	Manteca City, California	made in accordance
CA213	Marin County, California	with the California
CA214	Marina City, California	State-Subdivision
CA215	Mariposa County, California	Agreement.
CA216	Martinez City, California
CA217	Marysville City, California
CA218	Maywood City, California
CA219	McFarland City, California
CA220	Mendocino County, California
CA221	Mendota City, California
CA222	Menifee City, California
CA223	Menlo Park City, California
CA224	Merced City, California
CA225	Merced County, California
CA226	Mill Valley City, California
CA227	Millbrae City, California
CA228	Milpitas City, California
CA229	Mission Viejo City, California
CA230	Modesto City, California
CA231	Modoc County, California
CA232	Mono County, California
CA233	Monrovia City, California
CA234	Montclair City, California
CA235	Montebello City, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA236	Monterey City, California
CA237	Monterey County, California
CA238	Monterey Park City, California
CA239	Moorpark City, California
CA240	Moraga Town, California
CA241	Moreno Valley City, California
CA242	Morgan Hill City, California
CA243	Morro Bay City, California
CA244	Mountain View City, California
CA245	Murrieta City, California
CA246	Napa City, California
CA247	Napa County, California
CA248	National City, California
CA249	Nevada County, California
CA250	Newark City, California
CA251	Newman City, California
CA252	Newport Beach City, California
CA253	Norco City, California
CA254	Norwalk City, California
CA255	Novato City, California
CA256	Oakdale City, California
CA257	Oakland City, California	Allocations in
CA258	Oakley City, California	California will be
CA259	Oceanside City, California	made in accordance
CA260	Ontario City, California	with the California
CA261	Orange City, California	State-Subdivision
CA262	Orange County, California	Agreement.
CA263	Orange Cove City, California
CA264	Orinda City, California
CA265	Oroville City, California
CA266	Oxnard City, California
CA267	Pacific Grove City, California
CA268	Pacifica City, California
CA269	Palm Desert City, California
CA270	Palm Springs City, California
CA271	Palmdale City, California
CA272	Palo Alto City, California
CA273	Palos Verdes Estates City, California
CA274	Paramount City, California
CA275	Parlier City, California
CA276	Pasadena City, California
CA277	Patterson City, California
CA278	Perris City, California
CA279	Petaluma City, California
CA280	Pico Rivera City, California
CA281	Piedmont City, California
CA282	Pinole City, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA283	Pittsburg City, California
CA284	Placentia City, California
CA285	Placer County, California
CA286	Placerville City, California
CA287	Pleasant Hill City, California
CA288	Pleasanton City, California
CA289	Plumas County, California
CA290	Pomona City, California
CA291	Port Hueneme City, California
CA292	Porterville City, California
CA293	Poway City, California
CA294	Rancho Cordova City, California
CA295	Rancho Cucamonga City, California
CA296	Rancho Mirage City, California
CA297	Rancho Palos Verdes City, California
CA298	Rancho Santa Margarita City, California
CA299	Red Bluff City, California
CA300	Redding City, California
CA301	Redlands City, California
CA302	Redondo Beach City, California
CA303	Redwood City, California
CA304	Reedley City, California	Allocations in
CA305	Rialto City, California	California will be
CA306	Richmond City, California	made in accordance
CA307	Ridgecrest City, California	with the California
CA308	Ripon City, California	State-Subdivision
CA309	Riverbank City, California	Agreement.
CA310	Riverside City, California
CA311	Riverside County, California
CA312	Rocklin City, California
CA313	Rohnert Park City, California
CA314	Rosemead City, California
CA315	Roseville City, California
CA316	Sacramento City, California
CA317	Sacramento County, California
CA318	Salinas City, California
CA319	San Anselmo Town, California
CA320	San Benito County, California
CA321	San Bernardino City, California
CA322	San Bernardino County, California
CA323	San Bruno City, California
CA324	San Buenaventura (Ventura) City, California
CA325	San Carlos City, California
CA326	San Clemente City, California
CA327	San Diego City, California
CA328	San Diego County, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA329	San Dimas City, California
CA330	San Fernando City, California
CA331	San Francisco City, California
CA332	San Gabriel City, California
CA333	San Jacinto City, California
CA334	San Joaquin County, California
CA335	San Jose City, California
CA336	San Juan Capistrano City, California
CA337	San Leandro City, California
CA338	San Luis Obispo City, California
CA339	San Luis Obispo County, California
CA340	San Marcos City, California
CA341	San Marino City, California
CA342	San Mateo City, California
CA343	San Mateo County, California
CA344	San Pablo City, California
CA345	San Rafael City, California
CA346	San Ramon City, California
CA347	Sanger City, California
CA348	Santa Ana City, California
CA349	Santa Barbara City, California
CA350	Santa Barbara County, California	Allocations in
CA351	Santa Clara City, California	California will be
CA352	Santa Clara County, California	made in accordance
CA353	Santa Clarita City, California	with the California
CA354	Santa Cruz City, California	State-Subdivision
CA355	Santa Cruz County, California	Agreement.
CA356	Santa Fe Springs City, California
CA357	Santa Maria City, California
CA358	Santa Monica City, California
CA359	Santa Paula City, California
CA360	Santa Rosa City, California
CA361	Santee City, California
CA362	Saratoga City, California
CA363	Scotts Valley City, California
CA364	Seal Beach City, California
CA365	Seaside City, California
CA366	Selma City, California
CA367	Shafter City, California
CA368	Shasta County, California
CA369	Shasta Lake City, California
CA371	Sierra Madre City, California
CA372	Signal Hill City, California
CA373	Simi Valley City, California
CA374	Siskiyou County, California
CA375	Solana Beach City, California
CA376	Solano County, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA377	Soledad City, California
CA378	Sonoma City, California
CA379	Sonoma County, California
CA380	South El Monte City, California
CA381	South Gate City, California
CA382	South Lake Tahoe City, California
CA383	South Pasadena City, California
CA384	South San Francisco City, California
CA385	Stanislaus County, California
CA386	Stanton City, California
CA387	Stockton City, California
CA388	Suisun City, California
CA389	Sunnyvale City, California
CA390	Susanville City, California
CA391	Sutter County, California
CA392	Tehachapi City, California
CA393	Tehama County, California
CA394	Temecula City, California
CA395	Temple City, California
CA396	Thousand Oaks City, California
CA397	Torrance City, California
CA398	Tracy City, California
CA399	Trinity County, California	Allocations in
CA400	Truckee Town, California	California will be
CA401	Tulare City, California	made in accordance
CA402	Tulare County, California	with the California
CA403	Tuolumne County, California	State-Subdivision
CA404	Turlock City, California	Agreement.
CA405	Tustin City, California
CA406	Twentynine Palms City, California
CA407	Ukiah City, California
CA408	Union City, California
CA409	Upland City, California
CA410	Vacaville City, California
CA411	Vallejo City, California
CA412	Ventura County, California
CA413	Victorville City, California
CA414	Visalia City, California
CA415	Vista City, California
CA416	Walnut City, California
CA417	Walnut Creek City, California
CA418	Wasco City, California
CA419	Watsonville City, California
CA420	West Covina City, California
CA421	West Hollywood City, California
CA422	West Sacramento City, California
CA423	Westminster City, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CA424	Whittier City, California
CA425	Wildomar City, California
CA426	Windsor Town, California	Allocations in
CA427	Woodland City, California	California will be
CA428	Yolo County, California	made in accordance
CA429	Yorba Linda City, California	with the California
CA430	Yuba City, California	State-Subdivision
CA431	Yuba County, California	Agreement.
CA432	Yucaipa City, California
CA433	Yucca Valley Town, California

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CO1	Adams County, Colorado	6.4563067236%
CO2	Alamosa City, Colorado	0.0745910871%
CO3	Alamosa County, Colorado	0.4334718288%
CO4	Arapahoe County, Colorado	4.8467256550%
CO5	Archuleta County, Colorado	0.1370425096%
CO6	Arvada City, Colorado	1.2841799450%
CO7	Aurora City, Colorado	4.2914496137%
CO8	Baca County, Colorado	0.0592396985%
CO9	Bent County, Colorado	0.1133427512%
CO10	Black Hawk City, Colorado	0.0260393489%
CO11	Boulder City, Colorado	1.8402051032%
CO12	Boulder County, Colorado	2.8040191342%
CO13	Brighton City, Colorado	0.1405791210%
CO14	Broomfield City, Colorado	1.0013917112%
CO15	Cañon City, Colorado	0.3070751207%
CO16	Castle Pines City, Colorado	0.0073662408%
CO17	Castle Rock Town, Colorado	0.4961417855%
CO18	Centennial City, Colorado	0.0476600277%
CO19	Chaffee County, Colorado	0.3604069298%
CO20	Cheyenne County, Colorado	0.0159109271%
CO21	Clear Creek County, Colorado	0.1380433961%
CO22	Colorado Springs City, Colorado	9.6056573895%
CO23	Commerce City, Colorado	0.4459216299%
CO24	Conejos County, Colorado	0.2108486947%
CO25	Costilla County, Colorado	0.0552334207%
CO26	Crowley County, Colorado	0.0933584380%
CO27	Custer County, Colorado	0.0412185507%
CO28	Delta County, Colorado	0.5440118792%
CO29	Denver City, Colorado	15.0041699144%
CO30	Dolores County, Colorado	0.0352358134%
CO31	Douglas County, Colorado	2.6394119072%
CO32	Durango City, Colorado	0.2380966286%
CO33	Eagle County, Colorado	0.6187127797%
CO34	El Paso County, Colorado	2.2654220766%
CO35	Elbert County, Colorado	0.2804372613%
CO36	Englewood City, Colorado	0.6035403160%
CO37	Erie Town, Colorado	0.0550006818%
CO38	Evans City, Colorado	0.1783043118%
CO39	Federal Heights City, Colorado	0.1079698153%
CO40	Firestone Town, Colorado	0.0578836029%
CO41	Fort Collins City, Colorado	1.1954809288%
CO42	Fort Morgan City, Colorado	0.1301284524%
CO43	Fountain City, Colorado	0.1186014119%
CO44	Frederick Town, Colorado	0.0483214578%
CO45	Fremont County, Colorado	0.6866476799%
CO46	Fruita City, Colorado	0.0482720145%
CO47	Garfield County, Colorado	0.8376446894%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CO48	Gilpin County, Colorado	0.0300906083%
CO49	Golden City, Colorado	0.3661894352%
CO50	Grand County, Colorado	0.2036540033%
CO51	Grand Junction City, Colorado	1.0740385726%
CO52	Greeley City, Colorado	1.2128607699%
CO53	Greenwood Village City, Colorado	0.3058723632%
CO54	Gunnison County, Colorado	0.1912939834%
CO55	Hinsdale County, Colorado	0.0112390306%
CO56	Hudson Town, Colorado	0.0002554118%
CO57	Huerfano County, Colorado	0.2504945278%
CO58	Jackson County, Colorado	0.0309834115%
CO59	Jefferson County, Colorado	6.2301417879%
CO60	Johnstown, Colorado	0.0880406820%
CO61	Kiowa County, Colorado	0.0142237522%
CO62	Kit Carson County, Colorado	0.0939715175%
CO63	La Plata County, Colorado	0.5745585865%
CO64	Lafayette City, Colorado	0.1923606122%
CO65	Lake County, Colorado	0.0989843273%
CO66	Lakewood City, Colorado	1.6765864702%
CO67	Larimer County, Colorado	3.6771380213%
CO68	Las Animas County, Colorado	0.6303942510%
CO69	Lincoln County, Colorado	0.0819433053%
CO70	Littleton City, Colorado	0.9911426404%
CO71	Logan County, Colorado	0.2819912214%
CO72	Lone Tree City, Colorado	0.1937076023%
CO73	Longmont City, Colorado	0.8513027113%
CO74	Louisville City, Colorado	0.0837469407%
CO75	Loveland City, Colorado	1.5095861119%
CO76	Mesa County, Colorado	1.7687427882%
CO77	Mineral County, Colorado	0.0039157682%
CO78	Moffat County, Colorado	0.2325862894%
CO79	Montezuma County, Colorado	0.4428801804%
CO80	Montrose City, Colorado	0.0375815957%
CO81	Montrose County, Colorado	0.5319658200%
CO82	Morgan County, Colorado	0.3376035258%
CO83	Northglenn City, Colorado	0.1972243635%
CO84	Otero County, Colorado	0.4486069596%
CO85	Ouray County, Colorado	0.0534887895%
CO86	Park County, Colorado	0.1673691348%
CO87	Parker Town, Colorado	0.3247124678%
CO88	Phillips County, Colorado	0.0713973011%
CO89	Pitkin County, Colorado	0.1746622577%
CO90	Prowers County, Colorado	0.1726881656%
CO91	Pueblo City, Colorado	2.5730616529%
CO92	Pueblo County, Colorado	3.1025919095%
CO93	Rio Blanco County, Colorado	0.1012968741%
CO94	Rio Grande County, Colorado	0.2526177695%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CO95	Routt County, Colorado	0.2323178565%
CO96	Saguache County, Colorado	0.0666194156%
CO97	San Juan County, Colorado	0.0097000947%
CO98	San Miguel County, Colorado	0.1004727271%
CO99	Sedgwick County, Colorado	0.0618109352%
CO100	Sheridan City, Colorado	0.2306795787%
CO101	Steamboat Springs City, Colorado	0.1513646932%
CO102	Sterling City, Colorado	0.0995110857%
CO103	Summit County, Colorado	0.3761345614%
CO104	Superior Town, Colorado	0.0014920421%
CO105	Teller County, Colorado	0.6218972779%
CO106	Thornton City, Colorado	1.0031200434%
CO107	Washington County, Colorado	0.0356553080%
CO108	Weld County, Colorado	2.2921158443%
CO109	Wellington Town, Colorado	0.0235131848%
CO110	Westminster City, Colorado	1.1920065086%
CO111	Wheat Ridge City, Colorado	0.3438324783%
CO112	Windsor Town, Colorado	0.0900350795%
CO113	Yuma County, Colorado	0.0992146077%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CT1	Andover Town, Connecticut	0.0513214640%
CT2	Ansonia City, Connecticut	0.5316052437%
CT3	Ashford Town, Connecticut	0.1096965130%
CT4	Avon Town, Connecticut	0.5494886534%
CT5	Barkhamsted Town, Connecticut	0.0620629520%
CT6	Beacon Falls Town, Connecticut	0.1953947308%
CT7	Berlin Town, Connecticut	0.5215629385%
CT8	Bethany Town, Connecticut	0.1039156068%
CT9	Bethel Town, Connecticut	0.3522422145%
CT10	Bethlehem Town, Connecticut	0.0078647202%
CT11	Bloomfield Town, Connecticut	0.4888368136%
CT12	Bolton Town, Connecticut	0.1520831395%
CT13	Bozrah Town, Connecticut	0.0582057867%
CT14	Branford Town, Connecticut	0.8903816954%
CT15	Bridgeport City, Connecticut	3.2580743095%
CT16	Bridgewater Town, Connecticut	0.0118125935%
CT17	Bristol City, Connecticut	1.3355768908%
CT18	Brookfield Town, Connecticut	0.3087903124%
CT19	Brooklyn Town, Connecticut	0.1880661562%
CT20	Burlington Town, Connecticut	0.2348761319%
CT21	Canaan Town, Connecticut	0.0343343640%
CT22	Canterbury Town, Connecticut	0.1354310071%
CT23	Canton Town, Connecticut	0.2669011966%
CT24	Chaplin Town, Connecticut	0.0523959290%
CT25	Cheshire Town, Connecticut	0.9783113499%
CT26	Chester Town, Connecticut	0.0772387574%
CT27	Clinton Town, Connecticut	0.5348726093%
CT28	Colchester Town, Connecticut	0.6134395770%
CT29	Colebrook Town, Connecticut	0.0296870114%
CT30	Columbia Town, Connecticut	0.1005666237%
CT31	Cornwall Town, Connecticut	0.0486027928%
CT32	Coventry Town, Connecticut	0.3460011479%
CT33	Cromwell Town, Connecticut	0.4750451453%
CT34	Danbury City, Connecticut	1.1556465907%
CT35	Darien Town, Connecticut	0.6429649345%
CT36	Deep River Town, Connecticut	0.0924563595%
CT37	Derby City, Connecticut	0.3503125449%
CT38	Durham Town, Connecticut	0.0079309232%
CT39	East Granby Town, Connecticut	0.1455975170%
CT40	East Haddam Town, Connecticut	0.3145696377%
CT41	East Hampton Town, Connecticut	0.4637546663%
CT42	East Hartford Town, Connecticut	1.2645454069%
CT43	East Haven Town, Connecticut	0.8590923735%
CT44	East Lyme Town, Connecticut	0.6375826296%
CT45	East Windsor Town, Connecticut	0.2419743793%
CT46	Eastford Town, Connecticut	0.0446651958%
CT47	Easton Town, Connecticut	0.1354961231%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CT48	Ellington Town, Connecticut	0.4010047839%
CT49	Enfield Town, Connecticut	0.9173431190%
CT50	Essex Town, Connecticut	0.1431870357%
CT51	Fairfield Town, Connecticut	1.4212308415%
CT52	Farmington Town, Connecticut	0.6572091547%
CT53	Franklin Town, Connecticut	0.0446032416%
CT54	Glastonbury Town, Connecticut	1.0420644550%
CT55	Goshen Town, Connecticut	0.0030464255%
CT56	Granby Town, Connecticut	0.2928405247%
CT57	Greenwich Town, Connecticut	1.5644702467%
CT58	Griswold Town, Connecticut	0.3865570141%
CT59	Groton Town, Connecticut	1.4033874500%
CT60	Guilford Town, Connecticut	0.8399392493%
CT61	Haddam Town, Connecticut	0.0151716553%
CT62	Hamden Town, Connecticut	1.7724359413%
CT63	Hampton Town, Connecticut	0.0429454985%
CT64	Hartford City, Connecticut	5.3268549899%
CT65	Hartland Town, Connecticut	0.0359782738%
CT66	Harwinton Town, Connecticut	0.0126363764%
CT67	Hebron Town, Connecticut	0.1593443254%
CT68	Kent Town, Connecticut	0.0835899976%
CT69	Killingly Town, Connecticut	0.6116898413%
CT70	Killingworth Town, Connecticut	0.2652963170%
CT71	Lebanon Town, Connecticut	0.2746607824%
CT72	Ledyard Town, Connecticut	0.5514380850%
CT73	Lisbon Town, Connecticut	0.1156355161%
CT74	Litchfield Town, Connecticut	0.3481982974%
CT75	Lyme Town, Connecticut	0.0023141411%
CT76	Madison Town, Connecticut	0.7594223560%
CT77	Manchester Town, Connecticut	1.3929765818%
CT78	Mansfield Town, Connecticut	0.3058754037%
CT79	Marlborough Town, Connecticut	0.0766010346%
CT80	Meriden City, Connecticut	1.8508778149%
CT81	Middlebury Town, Connecticut	0.0276033951%
CT82	Middlefield Town, Connecticut	0.0075627554%
CT83	Middletown City, Connecticut	1.5343128975%
CT84	Milford City, Connecticut	1.8215679630%
CT85	Monroe Town, Connecticut	0.4307375445%
CT86	Montville Town, Connecticut	0.5806185940%
CT87	Morris Town, Connecticut	0.0099785725%
CT88	Naugatuck Borough, Connecticut	1.0644527326%
CT89	New Britain City, Connecticut	1.5740557511%
CT90	New Canaan Town, Connecticut	0.6136187204%
CT91	New Fairfield Town, Connecticut	0.2962030448%
CT92	New Hartford Town, Connecticut	0.1323482193%
CT93	New Haven City, Connecticut	5.8061427601%
CT94	New London City, Connecticut	1.0536729060%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CT95	New Milford Town, Connecticut	1.0565475001%
CT96	Newington Town, Connecticut	0.7132456565%
CT97	Newtown, Connecticut	0.5964476353%
CT98	Norfolk Town, Connecticut	0.0442819100%
CT99	North Branford Town, Connecticut	0.4795791623%
CT100	North Canaan Town, Connecticut	0.0913148022%
CT101	North Haven Town, Connecticut	0.7922543069%
CT102	North Stonington Town, Connecticut	0.1803885830%
CT103	Norwalk City, Connecticut	1.5918210823%
CT104	Norwich City, Connecticut	1.1639182124%
CT105	Old Lyme Town, Connecticut	0.0247921386%
CT106	Old Saybrook Town, Connecticut	0.4181170767%
CT107	Orange Town, Connecticut	0.3683598812%
CT108	Oxford Town, Connecticut	0.3955127994%
CT109	Plainfield Town, Connecticut	0.5352043161%
CT110	Plainville Town, Connecticut	0.3937549612%
CT111	Plymouth Town, Connecticut	0.4213382978%
CT112	Pomfret Town, Connecticut	0.1174722050%
CT113	Portland Town, Connecticut	0.3205523149%
CT114	Preston Town, Connecticut	0.1319895374%
CT115	Prospect Town, Connecticut	0.3056173107%
CT116	Putnam Town, Connecticut	0.2953254103%
CT117	Redding Town, Connecticut	0.1726435223%
CT118	Ridgefield Town, Connecticut	0.6645173744%
CT119	Rocky Hill Town, Connecticut	0.3929175425%
CT120	Roxbury Town, Connecticut	0.0037924445%
CT121	Salem Town, Connecticut	0.1075219911%
CT122	Salisbury Town, Connecticut	0.1052257347%
CT123	Scotland Town, Connecticut	0.0395212218%
CT124	Seymour Town, Connecticut	0.5301171581%
CT125	Sharon Town, Connecticut	0.0761294123%
CT126	Shelton City, Connecticut	0.5601099879%
CT127	Sherman Town, Connecticut	0.0494382353%
CT128	Simsbury Town, Connecticut	0.6988446241%
CT129	Somers Town, Connecticut	0.2491740063%
CT130	South Windsor Town, Connecticut	0.7310935932%
CT131	Southbury Town, Connecticut	0.0581965974%
CT132	Southington Town, Connecticut	0.9683065927%
CT133	Sprague Town, Connecticut	0.0874709763%
CT134	Stafford Town, Connecticut	0.3388202949%
CT135	Stamford City, Connecticut	2.9070395589%
CT136	Sterling Town, Connecticut	0.0949826467%
CT137	Stonington Town, Connecticut	0.5576891315%
CT138	Stratford Town, Connecticut	0.9155695700%
CT139	Suffield Town, Connecticut	0.3402792315%
CT140	Thomaston Town, Connecticut	0.2664061562%
CT141	Thompson Town, Connecticut	0.2673479187%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
CT142	Tolland Town, Connecticut	0.4342020371%
CT143	Torrington City, Connecticut	1.3652460176%
CT144	Trumbull Town, Connecticut	0.7617744403%
CT145	Union Town, Connecticut	0.0153941764%
CT146	Vernon Town, Connecticut	0.7027162157%
CT147	Voluntown, Connecticut	0.0733181557%
CT148	Wallingford Town, Connecticut	1.5350353996%
CT149	Warren Town, Connecticut	0.0489758024%
CT150	Washington Town, Connecticut	0.1553517897%
CT151	Waterbury City, Connecticut	4.6192219654%
CT152	Waterford Town, Connecticut	0.7608802056%
CT153	Watertown, Connecticut	0.6868118808%
CT154	West Hartford Town, Connecticut	1.6216697477%
CT155	West Haven City, Connecticut	1.4026972589%
CT156	Westbrook Town, Connecticut	0.2586999280%
CT157	Weston Town, Connecticut	0.3664201329%
CT158	Westport Town, Connecticut	0.8921084083%
CT159	Wethersfield Town, Connecticut	0.6208707168%
CT160	Willington Town, Connecticut	0.0975268185%
CT161	Wilton Town, Connecticut	0.6378099925%
CT162	Winchester Town, Connecticut	0.3760305376%
CT163	Windham Town, Connecticut	1.0108949901%
CT164	Windsor Locks Town, Connecticut	0.3174167624%
CT165	Windsor Town, Connecticut	0.7548324123%
CT166	Wolcott Town, Connecticut	0.5443693820%
CT167	Woodbridge Town, Connecticut	0.2435300513%
CT168	Woodbury Town, Connecticut	0.3411988605%
CT169	Woodmont Borough, Connecticut	0.0173159412%
CT170	Woodstock Town, Connecticut	0.1817110623%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
DE1	Dover City, Delaware	25.00000000%
		($1.00)
DE2	Kent County, Delaware	25.00000000%
		($1.00)
DE3	Middletown, Delaware	0.0000000000%
DE4	Milford City, Delaware	0.0000000000%
DE5	New Castle County, Delaware	0.0000000000%
DE6	Newark City, Delaware	0.0000000000%
DE7	Seaford City, Delaware	25.00000000%
		($1.00)
DE8	Smyrna Town, Delaware	0.0000000000%
DE9	Sussex County, Delaware	25.00000000%
		($1.00)
DE10	Wilmington City, Delaware	0.0000000000%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
FL1	Alachua County, Florida	0.8594613234%
FL2	Altamonte Springs City, Florida	0.0813054302%
FL3	Apopka City, Florida	0.0972154704%
FL4	Atlantic Beach City, Florida	0.0388915664%
FL5	Auburndale City, Florida	0.0286367831%
FL6	Aventura City, Florida	0.0246200756%
FL7	Avon Park City, Florida	0.0258288737%
FL8	Baker County, Florida	0.1931736622%
FL9	Bartow City, Florida	0.0439725748%
FL10	Bay County, Florida	0.5394465693%
FL11	Belle Glade City, Florida	0.0208278128%
FL12	Boca Raton City, Florida	0.4720689632%
FL13	Bonita Springs City, Florida	0.0173754580%
FL14	Boynton Beach City, Florida	0.3064979246%
FL15	Bradenton City, Florida	0.3799303249%
FL16	Bradford County, Florida	0.1894834807%
FL17	Brevard County, Florida	2.3870763525%
FL18	Broward County, Florida	4.0626227708%
FL19	Calhoun County, Florida	0.0471282181%
FL20	Callaway City, Florida	0.0249535015%
FL21	Cape Canaveral City, Florida	0.0455607190%
FL22	Cape Coral City, Florida	0.7144300110%
FL23	Casselberry City, Florida	0.0800352962%
FL24	Charlotte County, Florida	0.6902251426%
FL25	Citrus County, Florida	0.9696466473%
FL26	Clay County, Florida	1.1934300121%
FL27	Clearwater City, Florida	0.6338625372%
FL28	Clermont City, Florida	0.0759095348%
FL29	Cocoa Beach City, Florida	0.0843632048%
FL30	Cocoa City, Florida	0.1492447199%
FL31	Coconut Creek City, Florida	0.1011309318%
FL32	Collier County, Florida	1.3548224874%
FL33	Columbia County, Florida	0.3421221973%
FL34	Cooper City, Florida	0.0739363249%
FL35	Coral Gables City, Florida	0.0717799422%
FL36	Coral Springs City, Florida	0.3234064085%
FL37	Crestview City, Florida	0.0704397566%
FL38	Cutler Bay Town, Florida	0.0094141463%
FL39	Dania Beach City, Florida	0.0178067890%
FL40	Davie Town, Florida	0.2669225293%
FL41	Daytona Beach City, Florida	0.4475559985%
FL42	Daytona Beach Shores City, Florida	0.0397433158%
FL43	De Soto County, Florida	0.1136404205%
FL44	Debary City, Florida	0.0352833296%
FL45	Deerfield Beach City, Florida	0.2024233562%
FL46	Deland City, Florida	0.0989843542%
FL47	Delray Beach City, Florida	0.3518466005%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
FL48	Deltona City, Florida	0.1993292304%
FL49	Destin City, Florida	0.0146783092%
FL50	Dixie County, Florida	0.1037443927%
FL51	Doral City, Florida	0.0139780477%
FL52	Dunedin City, Florida	0.1024411213%
FL53	Eatonville Town, Florida	0.0083256415%
FL54	Edgewater City, Florida	0.0580427172%
FL55	Escambia County, Florida	1.0109990610%
FL56	Estero Village, Florida	0.0120797555%
FL57	Eustis City, Florida	0.0419300395%
FL58	Fernandina Beach City, Florida	0.0831601989%
FL59	Flagler County, Florida	0.3050082484%
FL60	Florida City, Florida	0.0039287890%
FL61	Fort Lauderdale City, Florida	0.8305816295%
FL62	Fort Myers City, Florida	0.4310995634%
FL63	Fort Pierce City, Florida	0.1595358726%
FL64	Fort Walton Beach City, Florida	0.0778370605%
FL65	Franklin County, Florida	0.0499106708%
FL66	Fruitland Park City, Florida	0.0083820932%
FL67	Gadsden County, Florida	0.1236554705%
FL68	Gainesville City, Florida	0.3815982894%
FL69	Gilchrist County, Florida	0.0643335042%
FL70	Glades County, Florida	0.0406124963%
FL71	Greenacres City, Florida	0.0764248986%
FL72	Groveland City, Florida	0.0261531482%
FL73	Gulf County, Florida	0.0599141908%
FL74	Gulfport City, Florida	0.0478945547%
FL75	Haines City, Florida	0.0479847066%
FL76	Hallandale Beach City, Florida	0.1549505272%
FL77	Hamilton County, Florida	0.0479418005%
FL78	Hardee County, Florida	0.0671103643%
FL79	Hendry County, Florida	0.1444608951%
FL80	Hernando County, Florida	1.5100758996%
FL81	Hialeah City, Florida	0.0980156525%
FL82	Hialeah Gardens City, Florida	0.0054519294%
FL83	Highlands County, Florida	0.2931860386%
FL84	Hillsborough County, Florida	6.5231125308%
FL85	Holly Hill City, Florida	0.0316162444%
FL86	Hollywood City, Florida	0.5201647754%
FL87	Holmes County, Florida	0.0816118922%
FL88	Homestead City, Florida	0.0249353985%
FL89	Indian River County, Florida	0.6541177901%
FL90	Jackson County, Florida	0.1589357678%
FL91	Jacksonville Beach City, Florida	0.1004466852%
FL92	Jacksonville City, Florida	5.2956380196%
FL93	Jefferson County, Florida	0.0408207989%
FL94	Jupiter Town, Florida	0.1254666431%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
FL95	Key Biscayne Village, Florida	0.0136838783%
FL96	Key West City, Florida	0.0880867779%
FL97	Kissimmee City, Florida	0.1623657708%
FL98	Lady Lake Town, Florida	0.0250481927%
FL99	Lafayette County, Florida	0.0319113399%
FL100	Lake City, Florida	0.1046594391%
FL101	Lake County, Florida	0.7815478562%
FL102	Lake Mary City, Florida	0.0797674370%
FL103	Lake Wales City, Florida	0.0362931762%
FL104	Lake Worth City, Florida	0.1171459041%
FL105	Lakeland City, Florida	0.2948749206%
FL106	Lantana Town, Florida	0.0245078987%
FL107	Largo City, Florida	0.3741936498%
FL108	Lauderdale Lakes City, Florida	0.0626243040%
FL109	Lauderhill City, Florida	0.1443830721%
FL110	Lee County, Florida	2.1503874299%
FL111	Leesburg City, Florida	0.0913398906%
FL112	Leon County, Florida	0.4712019797%
FL113	Levy County, Florida	0.2511923208%
FL114	Liberty County, Florida	0.0193986191%
FL115	Lighthouse Point City, Florida	0.0291322827%
FL116	Longwood City, Florida	0.0617091669%
FL117	Lynn Haven City, Florida	0.0392057816%
FL118	Madison County, Florida	0.0635403309%
FL119	Maitland City, Florida	0.0467282451%
FL120	Manatee County, Florida	2.2885234019%
FL121	Marco Island City, Florida	0.0620945413%
FL122	Margate City, Florida	0.1436833554%
FL123	Marion County, Florida	1.3321814866%
FL124	Martin County, Florida	0.7882651079%
FL125	Melbourne City, Florida	0.3831054876%
FL126	Miami Beach City, Florida	0.1814092477%
FL127	Miami City, Florida	0.2927934557%
FL128	Miami Gardens City, Florida	0.0406839641%
FL129	Miami Lakes Town, Florida	0.0078375139%
FL130	Miami Shores Village, Florida	0.0062876094%
FL131	Miami Springs City, Florida	0.0061694950%
FL132	Miami-Dade County, Florida	4.3271705192%
FL133	Milton City, Florida	0.0466314657%
FL134	Minneola City, Florida	0.0160580418%
FL135	Miramar City, Florida	0.2792796404%
FL136	Monroe County, Florida	0.3883011967%
FL137	Mount Dora City, Florida	0.0410212212%
FL138	Naples City, Florida	0.1344157944%
FL139	Nassau County, Florida	0.3937725183%
FL140	New Port Richey City, Florida	0.1498783253%
FL141	New Smyrna Beach City, Florida	0.1040660344%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
FL142	Niceville City, Florida	0.0217446385%
FL143	North Lauderdale City, Florida	0.0660690508%
FL144	North Miami Beach City, Florida	0.0303917946%
FL145	North Miami City, Florida	0.0303784307%
FL146	North Palm Beach Village, Florida	0.0443491609%
FL147	North Port City, Florida	0.2096119036%
FL148	Oakland Park City, Florida	0.1004312332%
FL149	Ocala City, Florida	0.3689945815%
FL150	Ocoee City, Florida	0.0666000846%
FL151	Okaloosa County, Florida	0.6345124117%
FL152	Okeechobee County, Florida	0.3534953181%
FL153	Oldsmar City, Florida	0.0394219828%
FL154	Opa-Locka City, Florida	0.0078475369%
FL155	Orange City, Florida	0.0335624179%
FL156	Orange County, Florida	3.1307419804%
FL157	Orlando City, Florida	1.1602492100%
FL158	Ormond Beach City, Florida	0.1146438211%
FL159	Osceola County, Florida	0.8372491116%
FL160	Oviedo City, Florida	0.1031308696%
FL161	Palatka City, Florida	0.0469549231%
FL162	Palm Bay City, Florida	0.4048169342%
FL163	Palm Beach County, Florida	5.9784001645%
FL164	Palm Beach Gardens City, Florida	0.2336752163%
FL165	Palm Coast City, Florida	0.0848564709%
FL166	Palm Springs Village, Florida	0.0380209877%
FL167	Palmetto Bay Village, Florida	0.0074040767%
FL168	Palmetto City, Florida	0.0528697594%
FL169	Panama City Beach City, Florida	0.0808973045%
FL170	Panama City, Florida	0.1551531466%
FL171	Parkland City, Florida	0.0458042834%
FL172	Pasco County, Florida	4.4295368317%
FL173	Pembroke Pines City, Florida	0.4628331778%
FL174	Pensacola City, Florida	0.3306359554%
FL175	Pinecrest Village, Florida	0.0082965714%
FL176	Pinellas County, Florida	4.7935359992%
FL177	Pinellas Park City, Florida	0.2516664490%
FL178	Plant City, Florida	0.1042185754%
FL179	Plantation City, Florida	0.2139192761%
FL180	Polk County, Florida	1.6016881161%
FL181	Pompano Beach City, Florida	0.3354719648%
FL182	Port Orange City, Florida	0.1775970116%
FL183	Port St. Lucie City, Florida	0.3908042602%
FL184	Punta Gorda City, Florida	0.0471207554%
FL185	Putnam County, Florida	0.3379382594%
FL186	Riviera Beach City, Florida	0.1636174387%
FL187	Rockledge City, Florida	0.0966039082%
FL188	Royal Palm Beach Village, Florida	0.0492948779%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
FL189	Safety Harbor City, Florida	0.0380615697%
FL190	Sanford City, Florida	0.1642438718%
FL191	Santa Rosa County, Florida	0.6546368035%
FL192	Sarasota City, Florida	0.4842803786%
FL193	Sarasota County, Florida	1.9688041245%
FL194	Satellite Beach City, Florida	0.0359750389%
FL195	Sebastian City, Florida	0.0383157745%
FL196	Sebring City, Florida	0.0381728569%
FL197	Seminole City, Florida	0.0952489243%
FL198	Seminole County, Florida	1.5086951138%
FL199	South Daytona City, Florida	0.0452214101%
FL200	South Miami City, Florida	0.0078330472%
FL201	St Johns County, Florida	0.6638216753%
FL202	St Lucie County, Florida	0.9562887503%
FL203	St. Augustine City, Florida	0.0465108819%
FL204	St. Cloud City, Florida	0.0738366040%
FL205	St. Petersburg City, Florida	1.4565924173%
FL206	Stuart City, Florida	0.0812230134%
FL207	Sumter County, Florida	0.3263986345%
FL208	Sunny Isles Beach City, Florida	0.0076937793%
FL209	Sunrise City, Florida	0.2860704481%
FL210	Suwannee County, Florida	0.1910149373%
FL211	Sweetwater City, Florida	0.0041159745%
FL212	Tallahassee City, Florida	0.4259972563%
FL213	Tamarac City, Florida	0.1344928911%
FL214	Tampa City, Florida	1.9756726462%
FL215	Tarpon Springs City, Florida	0.1019709696%
FL216	Tavares City, Florida	0.0318218598%
FL217	Taylor County, Florida	0.0921812176%
FL218	Temple Terrace City, Florida	0.1079810418%
FL219	Titusville City, Florida	0.2400558465%
FL220	Union County, Florida	0.0651555116%
FL221	Venice City, Florida	0.1423476183%
FL222	Vero Beach City, Florida	0.0606417248%
FL223	Volusia County, Florida	1.7446849189%
FL224	Wakulla County, Florida	0.1151294611%
FL225	Walton County, Florida	0.2685576832%
FL226	Washington County, Florida	0.1201244575%
FL227	Wellington Village, Florida	0.0501840680%
FL228	West Melbourne City, Florida	0.0519971652%
FL229	West Palm Beach City, Florida	0.5492662267%
FL230	West Park City, Florida	0.0295538994%
FL231	Weston City, Florida	0.1386373546%
FL232	Wilton Manors City, Florida	0.0316306070%
FL233	Winter Garden City, Florida	0.0562653176%
FL234	Winter Haven City, Florida	0.0970328243%
FL235	Winter Park City, Florida	0.1049029672%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
FL236	Winter Springs City, Florida	0.0622621530%
FL237	Zephyrhills City, Florida	0.1126717551%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
GA1	Acworth City, Georgia	0.1010066057%
GA2	Adel City, Georgia	0.0545649432%
GA3	Albany City, Georgia	0.3157843012%
GA4	Alma City, Georgia	0.0720108615%
GA5	Alpharetta City, Georgia	0.2110377863%
GA6	Americus City, Georgia	0.0651732444%
GA7	Appling County, Georgia	0.1891925647%
GA8	Arlington City, Georgia	0.0057755147%
GA9	Athens-Clarke County Unified	1.3856330305%
	Government, Georgia
GA10	Atkinson County, Georgia	0.0986720780%
GA11	Atlanta City, Georgia	2.9922320659%
GA12	Augusta-Richmond County Consolidated	2.7761021713%
	Government, Georgia
GA13	Bacon County, Georgia	0.1326313298%
GA14	Bainbridge City, Georgia	0.0569861790%
GA15	Baker County, Georgia	0.0138992540%
GA16	Baldwin County, Georgia	0.2940093402%
GA17	Banks County, Georgia	0.2108287241%
GA18	Barrow County, Georgia	0.7562315570%
GA19	Bartow County, Georgia	1.0945235112%
GA20	Ben Hill County, Georgia	0.0834031458%
GA21	Berrien County, Georgia	0.1225733642%
GA22	Blackshear City, Georgia	0.0349161927%
GA23	Blakely City, Georgia	0.0158441397%
GA24	Bleckley County, Georgia	0.1430561858%
GA25	Brantley County, Georgia	0.2875410777%
GA26	Braselton Town, Georgia	0.0371467624%
GA27	Brookhaven City, Georgia	0.0913450445%
GA28	Brooks County, Georgia	0.1455943886%
GA29	Brunswick City, Georgia	0.1020085339%
GA30	Bryan County, Georgia	0.2289883650%
GA31	Buford City, Georgia	0.0023586547%
GA32	Bulloch County, Georgia	0.4088475182%
GA33	Burke County, Georgia	0.1875413288%
GA34	Butts County, Georgia	0.3178860983%
GA35	Calhoun City, Georgia	0.1780085402%
GA36	Calhoun County, Georgia	0.0360783561%
GA37	Camden County, Georgia	0.3387009665%
GA38	Candler County, Georgia	0.0990882539%
GA39	Canton City, Georgia	0.1378274535%
GA40	Carroll County, Georgia	1.4108548814%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
GA41	Carrollton City, Georgia	0.4395018339%
GA42	Cartersville City, Georgia	0.2991406477%
GA43	Catoosa County, Georgia	1.0548339612%
GA44	Chamblee City, Georgia	0.0537051979%
GA45	Charlton County, Georgia	0.1046313818%
GA46	Chatham County, Georgia	1.4544033708%
GA47	Chattooga County, Georgia	0.3317513109%
GA48	Cherokee County, Georgia	2.1190683851%
GA49	Clarkston City, Georgia	0.0175253481%
GA50	Clay County, Georgia	0.0274637104%
GA51	Clayton County, Georgia	1.6728881377%
GA52	Clinch County, Georgia	0.0617206810%
GA53	Cobb County, Georgia	5.8580801967%
GA54	Coffee County, Georgia	0.4164755944%
GA55	College Park City, Georgia	0.1805996391%
GA56	Colquitt County, Georgia	0.2578612394%
GA57	Columbia County, Georgia	1.2905730633%
GA58	Columbus City, Georgia	1.8227140298%
GA59	Conyers City, Georgia	0.1202231912%
GA60	Cook County, Georgia	0.0973405674%
GA61	Cordele City, Georgia	0.0583989534%
GA62	Covington City, Georgia	0.1969084378%
GA63	Coweta County, Georgia	0.9767276305%
GA64	Crawford County, Georgia	0.1282569558%
GA65	Crisp County, Georgia	0.1296658905%
GA66	Cusseta-Chattahoochee County Unified	0.0695538650%
	Government, Georgia
GA67	Dade County, Georgia	0.1799465490%
GA68	Dallas City, Georgia	0.0916776643%
GA69	Dalton City, Georgia	0.3628092518%
GA70	Damascus City, Georgia	0.0005040301%
GA71	Dawson City, Georgia	0.0138696254%
GA72	Dawson County, Georgia	0.3192782415%
GA73	Decatur City, Georgia	0.1040340531%
GA74	Decatur County, Georgia	0.1633371087%
GA75	Dekalb County, Georgia	4.0579602979%
GA76	Demorest City, Georgia	0.0233539880%
GA77	Dodge County, Georgia	0.3228398634%
GA78	Dooly County, Georgia	0.0758970226%
GA79	Doraville City, Georgia	0.0619484258%
GA80	Dougherty County, Georgia	0.4519146718%
GA81	Douglas City, Georgia	0.2364366638%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
GA82	Douglas County, Georgia	1.2411219485%
GA83	Douglasville City, Georgia	0.2313289102%
GA84	Dublin City, Georgia	0.1598683843%
GA85	Duluth City, Georgia	0.1174400509%
GA86	Dunwoody City, Georgia	0.0823645400%
GA87	Early County, Georgia	0.0433467628%
GA88	East Point City, Georgia	0.2308433908%
GA89	Echols County, Georgia	0.0262187359%
GA90	Effingham County, Georgia	0.4370293068%
GA91	Elbert County, Georgia	0.2655117233%
GA92	Emanuel County, Georgia	0.2278497555%
GA93	Evans County, Georgia	0.1156959749%
GA94	Fairburn City, Georgia	0.0542552469%
GA95	Fannin County, Georgia	0.5651805280%
GA96	Fayette County, Georgia	0.6527012475%
GA97	Fayetteville City, Georgia	0.1201203794%
GA98	Fitzgerald City, Georgia	0.0569093853%
GA99	Floyd County, Georgia	0.9887350092%
GA100	Forest Park City, Georgia	0.1455200592%
GA101	Forsyth County, Georgia	1.7110664570%
GA102	Franklin County, Georgia	0.5550296650%
GA103	Fulton County, Georgia	3.2792330120%
GA104	Gainesville City, Georgia	0.3640437388%
GA105	Georgetown-Quitman County Unified	0.0176595651%
	Government, Georgia
GA106	Gilmer County, Georgia	0.4239021158%
GA107	Glascock County, Georgia	0.0283662653%
GA108	Glynn County, Georgia	0.7968809706%
GA109	Gordon County, Georgia	0.4175279543%
GA110	Grady County, Georgia	0.1716497947%
GA111	Greene County, Georgia	0.1737385827%
GA112	Griffin City, Georgia	0.2287480123%
GA113	Grovetown City, Georgia	0.0632622854%
GA114	Gwinnett County, Georgia	4.8912732775%
GA115	Habersham County, Georgia	0.4635124652%
GA116	Hall County, Georgia	1.5772937095%
GA117	Hancock County, Georgia	0.0536800967%
GA118	Haralson County, Georgia	1.0934912667%
GA119	Harris County, Georgia	0.2037540782%
GA120	Hart County, Georgia	0.2935398099%
GA121	Heard County, Georgia	0.1232058232%
GA122	Henry County, Georgia	1.9715208583%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
GA123	Hinesville City, Georgia	0.2572364025%
GA124	Holly Springs City, Georgia	0.0823108417%
GA125	Houston County, Georgia	0.8378076437%
GA126	Irwin County, Georgia	0.0610553841%
GA127	Jackson County, Georgia	0.9201220386%
GA128	Jasper County, Georgia	0.1152245534%
GA129	Jeff Davis County, Georgia	0.3659791686%
GA130	Jefferson City, Georgia	0.0881783943%
GA131	Jefferson County, Georgia	0.1517559349%
GA132	Jenkins County, Georgia	0.0808740550%
GA133	Johns Creek City, Georgia	0.1877697040%
GA134	Johnson County, Georgia	0.0876584323%
GA135	Jones County, Georgia	0.2773521617%
GA136	Kennesaw City, Georgia	0.1446191663%
GA137	Kingsland City, Georgia	0.1313198199%
GA138	Lagrange City, Georgia	0.2069622772%
GA139	Lakeland City, Georgia	0.0155232109%
GA140	Lamar County, Georgia	0.2083015245%
GA141	Lanier County, Georgia	0.0574613256%
GA142	Laurens County, Georgia	0.5249834521%
GA143	Lawrenceville City, Georgia	0.1647173317%
GA144	Lee County, Georgia	0.2162850866%
GA145	Liberty County, Georgia	0.2931642086%
GA146	Lilburn City, Georgia	0.0538355752%
GA147	Lincoln County, Georgia	0.1000487479%
GA148	Loganville City, Georgia	0.1468681321%
GA149	Long County, Georgia	0.1216766548%
GA150	Lowndes County, Georgia	0.6253829866%
GA151	Lumpkin County, Georgia	0.3139555802%
GA152	Macon County, Georgia	0.1110857755%
GA153	Macon-Bibb County Unified	2.0265214623%
	Government, Georgia
GA154	Madison County, Georgia	0.5114434091%
GA155	Marietta City, Georgia	0.7354006996%
GA156	Marion County, Georgia	0.0615218771%
GA157	McDonough City, Georgia	0.0803644086%
GA158	McDuffie County, Georgia	0.2216409869%
GA159	McIntosh County, Georgia	0.1678759014%
GA160	Meriwether County, Georgia	0.2015834534%
GA161	Milledgeville City, Georgia	0.1343842887%
GA162	Miller County, Georgia	0.0562389307%
GA163	Milton City, Georgia	0.0765630644%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
GA164	Mitchell County, Georgia	0.1842864232%
GA165	Monroe City, Georgia	0.1616058698%
GA166	Monroe County, Georgia	0.2463868890%
GA167	Montgomery County, Georgia	0.0685440855%
GA168	Morgan County, Georgia	0.1807932852%
GA169	Moultrie City, Georgia	0.1150272968%
GA170	Murray County, Georgia	0.5636808736%
GA171	Nashville City, Georgia	0.0288042758%
GA172	Newnan City, Georgia	0.2037973462%
GA173	Newton County, Georgia	0.6206699754%
GA174	Norcross City, Georgia	0.0762036242%
GA175	Oconee County, Georgia	0.2721000475%
GA176	Oglethorpe County, Georgia	0.1461658711%
GA177	Paulding County, Georgia	1.7495211188%
GA178	Peach County, Georgia	0.2319656673%
GA179	Peachtree City, Georgia	0.2219833492%
GA180	Peachtree Corners City, Georgia	0.2099400952%
GA181	Perry City, Georgia	0.0954580908%
GA182	Pickens County, Georgia	0.3905362384%
GA183	Pierce County, Georgia	0.2012068205%
GA184	Pike County, Georgia	0.1072270653%
GA185	Polk County, Georgia	0.7130941429%
GA186	Pooler City, Georgia	0.0516303360%
GA187	Powder Springs City, Georgia	0.0633430906%
GA188	Pulaski County, Georgia	0.1671565625%
GA189	Putnam County, Georgia	0.2061208707%
GA190	Rabun County, Georgia	0.3170130000%
GA191	Randolph County, Georgia	0.0382245100%
GA192	Richmond Hill City, Georgia	0.0716382402%
GA193	Riverdale City, Georgia	0.0684460876%
GA194	Rockdale County, Georgia	0.7947696030%
GA195	Rome City, Georgia	0.3719383578%
GA196	Roswell City, Georgia	0.2174642134%
GA197	Sandy Springs City, Georgia	0.2590143480%
GA198	Savannah City, Georgia	1.1246685243%
GA199	Schley County, Georgia	0.0238356678%
GA200	Screven County, Georgia	0.1132053955%
GA201	Seminole County, Georgia	0.0804817769%
GA202	Smyrna City, Georgia	0.2661908888%
GA203	Snellville City, Georgia	0.0758688840%
GA204	Spalding County, Georgia	0.5900646014%
GA205	Springfield City, Georgia	0.0124802329%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
GA206	St. Marys City, Georgia	0.0962803562%
GA207	Statesboro City, Georgia	0.1844690660%
GA208	Stephens County, Georgia	0.7520555284%
GA209	Stewart County, Georgia	0.0419742764%
GA210	Stockbridge City, Georgia	0.0302698888%
GA211	Sugar Hill City, Georgia	0.0106058369%
GA212	Sumter County, Georgia	0.1314426325%
GA213	Suwanee City, Georgia	0.0700562332%
GA214	Talbot County, Georgia	0.0410357316%
GA215	Taliaferro County, Georgia	0.0068637499%
GA216	Tattnall County, Georgia	0.2930768128%
GA217	Taylor County, Georgia	0.0819435502%
GA218	Telfair County, Georgia	0.1855378735%
GA219	Terrell County, Georgia	0.0334710962%
GA220	Thomas County, Georgia	0.2077911904%
GA221	Thomasville City, Georgia	0.1281973547%
GA222	Tift County, Georgia	0.2088288220%
GA223	Tifton City, Georgia	0.1416502311%
GA224	Toombs County, Georgia	0.2423104056%
GA225	Towns County, Georgia	0.2454408368%
GA226	Treutlen County, Georgia	0.0571447522%
GA227	Troup County, Georgia	0.4334095739%
GA228	Tucker City, Georgia	0.0615225648%
GA229	Turner County, Georgia	0.0490657711%
GA230	Twiggs County, Georgia	0.0640416265%
GA231	Union City, Georgia	0.1531538090%
GA232	Union County, Georgia	0.2949759089%
GA233	Upson County, Georgia	0.3355566667%
GA234	Valdosta City, Georgia	0.2598246932%
GA235	Vidalia City, Georgia	0.1252530050%
GA236	Villa Rica City, Georgia	0.1397113628%
GA237	Walker County, Georgia	0.8453605309%
GA238	Walton County, Georgia	0.8194381956%
GA239	Ware County, Georgia	0.5170078559%
GA240	Warner Robins City, Georgia	0.3969845574%
GA241	Warren County, Georgia	0.0447828045%
GA242	Warwick City, Georgia	0.0103298381%
GA243	Washington County, Georgia	0.1959988913%
GA244	Waycross City, Georgia	0.1358274367%
GA245	Wayne County, Georgia	0.6609347902%
GA246	Webster County Unified Government,	0.0143656323%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
	Georgia
GA247	Wheeler County, Georgia	0.0675300652%
GA248	White County, Georgia	0.3873386988%
GA249	Whitfield County, Georgia	0.7644288806%
GA250	Wilcox County, Georgia	0.0828696590%
GA251	Wilkes County, Georgia	0.0976306068%
GA252	Wilkinson County, Georgia	0.0847297279%
GA253	Winder City, Georgia	0.2007720766%
GA254	Woodbury City, Georgia	0.0085236394%
GA255	Woodstock City, Georgia	0.1942956763%
GA256	Worth County, Georgia	0.1491832321%
GA257	Rincon town, Georgia	0.0275488139%
GA258	South Fulton City, Georgia	0.2561412300%
GA259	Stonecrest City, Georgia	0.0904388800%
GA260	Ashburn City, Georgia	0.0207294209%
GA261	Chatsworth City, Georgia	0.1226056863%
GA262	Dawsonville City, Georgia	0.0022440946%
GA263	Helen City, Georgia	0.0478552392%
GA264	Jackson City, Georgia	0.0568159148%
GA265	Ringgold City, Georgia	0.0585728853%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
HI1	Hawaii County, Hawaii	18.2671692501%
HI2	Kalawao, Hawaii	0.0034501514%
HI3	Kauai County, Hawaii	5.7006273580%
HI4	Maui County, Hawaii	13.9979969296%
HI5	City and County of Honolulu, Hawaii	62.0307563109%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
ID1	Ada County, Idaho	13.2776278333%
ID2	Adams County, Idaho	0.1446831902%
ID3	Ammon City, Idaho	0.0812916024%
ID4	Bannock County, Idaho	3.0595589832%
ID5	Bear Lake County, Idaho	0.6082712041%
ID6	Benewah County, Idaho	0.6526829809%
ID7	Bingham County, Idaho	1.6421270812%
ID8	Blackfoot City, Idaho	0.6283857401%
ID9	Blaine County, Idaho	0.9137717551%
ID10	Boise City, Idaho	12.7586409110%
ID11	Boise County, Idaho	0.3309644652%
ID12	Bonner County, Idaho	2.5987361786%
ID13	Bonneville County, Idaho	3.7761253875%
ID14	Boundary County, Idaho	0.8788284447%
ID15	Burley City, Idaho	0.4485975363%
ID16	Butte County, Idaho	0.1839745518%
ID17	Caldwell City, Idaho	1.1958553249%
ID18	Camas County, Idaho	0.0422073443%
ID19	Canyon County, Idaho	5.0120113688%
ID20	Caribou County, Idaho	0.4396183832%
ID21	Cassia County, Idaho	0.7270235866%
ID22	Chubbuck City, Idaho	0.4841935447%
ID23	Clark County, Idaho	0.0420924425%
ID24	Clearwater County, Idaho	0.4890418390%
ID25	Coeur D'Alene City, Idaho	2.7593778237%
ID26	Custer County, Idaho	0.2133243878%
ID27	Eagle City, Idaho	0.1711876661%
ID28	Elmore County, Idaho	0.8899512165%
ID29	Franklin County, Idaho	0.5753624958%
ID30	Fremont County, Idaho	0.5716071696%
ID31	Garden City, Idaho	0.5582782838%
ID32	Gem County, Idaho	1.3784025725%
ID33	Gooding County, Idaho	0.6966472013%
ID34	Hayden City, Idaho	0.0047132146%
ID35	Idaho County, Idaho	0.8474305547%
ID36	Idaho Falls City, Idaho	3.8875027578%
ID37	Jefferson County, Idaho	0.9842670749%
ID38	Jerome City, Idaho	0.4169017424%
ID39	Jerome County, Idaho	0.6223444291%
ID40	Kootenai County, Idaho	5.6394798565%
ID41	Kuna City, Idaho	0.1849461724%
ID42	Latah County, Idaho	1.2943861166%
ID43	Lemhi County, Idaho	0.4880814284%
ID44	Lewis County, Idaho	0.2882543555%
ID45	Lewiston City, Idaho	2.0176549375%
ID46	Lincoln County, Idaho	0.1930184422%
ID47	Madison County, Idaho	1.2748404845%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
ID48	Meridian City, Idaho	2.4045650754%
ID49	Minidoka County, Idaho	0.9140620922%
ID50	Moscow City, Idaho	0.6590552650%
ID51	Mountain Home City, Idaho	0.5706694591%
ID52	Nampa City, Idaho	3.3274647954%
ID53	Nez Perce County, Idaho	1.2765833482%
ID54	Oneida County, Idaho	0.2371656647%
ID55	Owyhee County, Idaho	0.5554298409%
ID56	Payette County, Idaho	1.2750728102%
ID57	Pocatello City, Idaho	2.9494898116%
ID58	Post Falls City, Idaho	0.6781328826%
ID59	Power County, Idaho	0.3505171035%
ID60	Preston City, Idaho	0.1496220047%
ID61	Rexburg City, Idaho	0.1336231941%
ID62	Shoshone County, Idaho	1.2841091340%
ID63	Star City, Idaho	0.0001322772%
ID64	Teton County, Idaho	0.4258195211%
ID65	Twin Falls City, Idaho	1.8245765222%
ID66	Twin Falls County, Idaho	3.3104301873%
ID67	Valley County, Idaho	0.8074710814%
ID68	Washington County, Idaho	0.4917358652%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
IL1	Adams County, Illinois	Allocations in Illinois will be made in accordance with the Illinois Opioid Allocation Agreement.
IL3	Addison Village, Illinois
IL4	Alexander County, Illinois
IL6	Algonquin Village, Illinois
IL10	Anna City, Illinois
IL13	Arlington Heights Village, Illinois
IL14	Aurora City, Illinois
IL19	Bartlett Village, Illinois
IL22	Bedford Park Village, Illinois
IL23	Belleville City, Illinois
IL24	Bellwood Village, Illinois
IL27	Bensenville Village, Illinois
IL28	Benton City, Illinois
IL30	Berkeley Village, Illinois
IL31	Berwyn City, Illinois
IL37	Bloomington City, Illinois
IL39	Bolingbrook Village, Illinois
IL40	Bond County, Illinois
IL41	Boone County, Illinois
IL46	Bridgeview Village, Illinois
IL47	Broadview Village, Illinois
IL49	Brown County, Illinois
IL51	Buffalo Grove Village, Illinois
IL52	Burbank City, Illinois
IL53	Bureau County, Illinois
IL56	Calhoun County, Illinois
IL57	Calumet City, Illinois
IL63	Carbondale City, Illinois
IL65	Carol Stream Village, Illinois
IL66	Carpentersville Village, Illinois
IL67	Carroll County, Illinois
IL70	Cass County, Illinois
IL75	Champaign City, Illinois
IL76	Champaign County, Illinois
IL84	Chicago City, Illinois
IL85	Chicago Heights City, Illinois
IL86	Chicago Ridge Village, Illinois
IL87	Christian County, Illinois
IL88	Clark County, Illinois
IL89	Clay County, Illinois
IL90	Clinton County, Illinois
IL91	Coles County, Illinois
IL96	Cook County, Illinois
IL99	Countryside City, Illinois
IL100	Crawford County, Illinois
IL104	Crystal Lake City, Illinois
IL106	Cumberland County, Illinois

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
IL107	Danville City, Illinois	Allocations in Illinois will be made in accordance with the Illinois Opioid Allocation Agreement.
IL110	De Witt County, Illinois
IL111	Decatur City, Illinois
IL114	Dekalb City, Illinois
IL115	Dekalb County, Illinois
IL117	Des Plaines City, Illinois
IL120	Dolton Village, Illinois
IL122	Douglas County, Illinois
IL125	Downers Grove Village, Illinois
IL127	Dupage County, Illinois
IL131	Edgar County, Illinois
IL132	Edwards County, Illinois
IL136	Effingham County, Illinois
IL138	Elgin City, Illinois
IL141	Elk Grove Village, Illinois
IL142	Elmhurst City, Illinois
IL144	Evanston City, Illinois
IL145	Evergreen Park Village, Illinois
IL147	Fayette County, Illinois
IL150	Ford County, Illinois
IL151	Forest Park Village, Illinois
IL155	Franklin County, Illinois
IL156	Franklin Park Village, Illinois
IL160	Fulton County, Illinois
IL162	Galesburg City, Illinois
IL163	Gallatin County, Illinois
IL168	Glendale Heights Village, Illinois
IL169	Glenview Village, Illinois
IL174	Granite City, Illinois
IL177	Greene County, Illinois
IL180	Grundy County, Illinois
IL181	Gurnee Village, Illinois
IL182	Hamilton County, Illinois
IL183	Hancock County, Illinois
IL184	Hanover Park Village, Illinois
IL186	Hardin County, Illinois
IL188	Harrisburg City, Illinois
IL190	Harvey City, Illinois
IL191	Harwood Heights Village, Illinois
IL193	Henderson County, Illinois
IL194	Henry County, Illinois
IL195	Herrin City, Illinois
IL199	Hillside Village, Illinois
IL201	Hodgkins Village, Illinois
IL202	Hoffman Estates Village, Illinois
IL206	Iroquois County, Illinois
IL207	Jackson County, Illinois

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
IL210	Jasper County, Illinois	Allocations in Illinois will be made in accordance with the Illinois Opioid Allocation Agreement.
IL211	Jefferson County, Illinois
IL212	Jersey County, Illinois
IL213	Jo Daviess County, Illinois
IL214	Johnson County, Illinois
IL215	Joliet City, Illinois
IL218	Kane County, Illinois
IL219	Kankakee City, Illinois
IL220	Kankakee County, Illinois
IL222	Kendall County, Illinois
IL224	Knox County, Illinois
IL225	La Grange Park Village, Illinois
IL227	Lake County, Illinois
IL233	Lasalle County, Illinois
IL234	Lawrence County, Illinois
IL235	Lee County, Illinois
IL247	Livingston County, Illinois
IL250	Logan County, Illinois
IL251	Lombard Village, Illinois
IL254	Lyons Township, Illinois
IL255	Lyons Village, Illinois
IL259	Macon County, Illinois
IL260	Macoupin County, Illinois
IL261	Madison County, Illinois
IL266	Marion City, Illinois
IL267	Marion County, Illinois
IL269	Marshall County, Illinois
IL270	Mason County, Illinois
IL271	Massac County, Illinois
IL275	Maywood Village, Illinois
IL276	McCook Village, Illinois
IL277	McDonough County, Illinois
IL279	McHenry County, Illinois
IL281	McLean County, Illinois
IL283	Melrose Park Village, Illinois
IL284	Menard County, Illinois
IL285	Mercer County, Illinois
IL286	Merrionette Park Village, Illinois
IL287	Metropolis City, Illinois
IL292	Moline City, Illinois
IL295	Monroe County, Illinois
IL296	Montgomery County, Illinois
IL299	Morgan County, Illinois
IL304	Moultrie County, Illinois
IL305	Mount Prospect Village, Illinois
IL307	Mundelein Village, Illinois
IL309	Naperville City, Illinois

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
IL317	Normal Town, Illinois	Allocations in Illinois will be made in accordance with the Illinois Opioid Allocation Agreement.
IL322	North Riverside Village, Illinois
IL323	Northbrook Village, Illinois
IL325	Northlake City, Illinois
IL329	Oak Lawn Village, Illinois
IL331	Oak Park Village, Illinois
IL333	Ogle County, Illinois
IL334	Orland Park Village, Illinois
IL337	Oswego Village, Illinois
IL341	Palatine Village, Illinois
IL342	Palos Heights City, Illinois
IL343	Palos Hills City, Illinois
IL346	Park Ridge City, Illinois
IL347	Pekin City, Illinois
IL350	Peoria City, Illinois
IL351	Peoria County, Illinois
IL352	Perry County, Illinois
IL354	Piatt County, Illinois
IL355	Pike County, Illinois
IL356	Plainfield Village, Illinois
IL360	Pope County, Illinois
IL361	Posen Village, Illinois
IL362	Princeton City, Illinois
IL365	Pulaski County, Illinois
IL366	Putnam County, Illinois
IL367	Quincy City, Illinois
IL369	Randolph County, Illinois
IL373	Richland County, Illinois
IL376	River Forest Village, Illinois
IL377	River Grove Village, Illinois
IL380	Riverside Village, Illinois
IL381	Rock Island City, Illinois
IL382	Rock Island County, Illinois
IL384	Rockford City, Illinois
IL388	Romeoville Village, Illinois
IL395	Saline County, Illinois
IL396	Sangamon County, Illinois
IL399	Schaumburg Village, Illinois
IL400	Schiller Park Village, Illinois
IL401	Schuyler County, Illinois
IL402	Scott County, Illinois
IL403	Sesser City, Illinois
IL404	Shelby County, Illinois
IL408	Skokie Village, Illinois
IL413	Springfield City, Illinois
IL414	St Clair County, Illinois
IL415	St. Charles City, Illinois

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
IL416	Stark County, Illinois	Allocations in Illinois will be made in accordance with the Illinois Opioid Allocation Agreement.
IL417	Stephenson County, Illinois
IL421	Stone Park Village, Illinois
IL422	Streamwood Village, Illinois
IL423	Streator City, Illinois
IL425	Summit Village, Illinois
IL431	Tazewell County, Illinois
IL433	Tinley Park Village, Illinois
IL436	Union County, Illinois
IL437	Urbana City, Illinois
IL438	Vermilion County, Illinois
IL441	Wabash County, Illinois
IL442	Warren County, Illinois
IL446	Washington County, Illinois
IL451	Waukegan City, Illinois
IL453	Wayne County, Illinois
IL456	West Frankfort City, Illinois
IL461	Wheaton City, Illinois
IL463	Wheeling Village, Illinois
IL464	White County, Illinois
IL465	Whiteside County, Illinois
IL466	Will County, Illinois
IL467	Williamson County, Illinois
IL470	Winnebago County, Illinois
IL475	Woodford County, Illinois
IL476	Woodridge Village, Illinois
IL485	Cicero Town, Illinois

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
IN1	Adams County, Indiana	0.3092831137%
IN2	Advance Town, Indiana	0.0005697429%
IN3	Akron Town, Indiana	0.0003285004%
IN4	Alamo Town, Indiana	0.0005748757%
IN5	Albany Town, Indiana	0.0256948895%
IN6	Albion Town, Indiana	0.0216604942%
IN7	Alexandria City, Indiana	0.1062339452%
IN8	Alfordsville Town, Indiana	0.0001539846%
IN9	Allen County, Indiana	2.2683259642%
IN10	Alton Town, Indiana	0.0000307970%
IN11	Altona Town, Indiana	0.0012436052%
IN12	Ambia Town, Indiana	0.0006518680%
IN13	Amboy Town, Indiana	0.0004824849%
IN14	Amo Town, Indiana	0.0005748757%
IN15	Anderson City, Indiana	1.3827864464%
IN16	Andrews Town, Indiana	0.0060515930%
IN17	Angola City, Indiana	0.0947466973%
IN18	Arcadia Town, Indiana	0.0063133668%
IN19	Argos Town, Indiana	0.0167894494%
IN20	Ashley Town, Indiana	0.0062363745%
IN21	Atlanta Town, Indiana	0.0011651498%
IN22	Attica City, Indiana	0.0207571181%
IN23	Auburn City, Indiana	0.1472502981%
IN24	Aurora City, Indiana	0.0094392533%
IN25	Austin City, Indiana	0.0232260039%
IN26	Avilla Town, Indiana	0.0199563985%
IN27	Avon Town, Indiana	0.0164096209%
IN28	Bainbridge Town, Indiana	0.0014782517%
IN29	Bargersville Town, Indiana	0.0121031861%
IN30	Bartholomew County, Indiana	1.1839769860%
IN31	Batesville City, Indiana	0.1546928850%
IN32	Battle Ground Town, Indiana	0.0136276332%
IN33	Bedford City, Indiana	0.3269554079%
IN34	Beech Grove City, Indiana	0.0544694703%
IN35	Benton County, Indiana	0.0744258688%
IN36	Berne City, Indiana	0.0028076517%
IN37	Bethany Town, Indiana	0.0002720394%
IN38	Beverly Shores Town, Indiana	0.0154446510%
IN39	Bicknell City, Indiana	0.0013294000%
IN40	Birdseye Town, Indiana	0.0029462379%
IN41	Blackford County, Indiana	0.2698682002%
IN42	Bloomfield Town, Indiana	0.0042859034%
IN43	Bloomingdale Town, Indiana	0.0026023390%
IN44	Bloomington City, Indiana	0.8389591897%
IN45	Blountsville Town, Indiana	0.0002566409%
IN46	Bluffton City, Indiana	0.1002901414%
IN47	Boone County, Indiana	0.6775012498%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN48	Boonville City, Indiana	0.1007777591%
IN49	Borden Town, Indiana	0.0017502912%
IN50	Boston Town, Indiana	0.0005697429%
IN51	Boswell Town, Indiana	0.0021095885%
IN52	Bourbon Town, Indiana	0.0173027313%
IN53	Brazil City, Indiana	0.0626768471%
IN54	Bremen Town, Indiana	0.0529347576%
IN55	Bristol Town, Indiana	0.0158450108%
IN56	Brook Town, Indiana	0.0037366919%
IN57	Brooklyn Town, Indiana	0.0065700077%
IN58	Brooksburg Town, Indiana	0.0009547042%
IN59	Brookston Town, Indiana	0.0116668965%
IN60	Brookville Town, Indiana	0.0538894618%
IN61	Brown County, Indiana	0.1828823244%
IN62	Brownsburg Town, Indiana	0.1125832417%
IN63	Brownstown, Indiana	0.0033619962%
IN64	Bruceville Town, Indiana	0.0002412425%
IN65	Bryant Town, Indiana	0.0003746957%
IN66	Bunker Hill Town, Indiana	0.0010984232%
IN67	Burket Town, Indiana	0.0011138216%
IN68	Burlington Town, Indiana	0.0063800935%
IN69	Burnettsville Town, Indiana	0.0004619537%
IN70	Burns Harbor Town, Indiana	0.0397947421%
IN71	Butler City, Indiana	0.0239138015%
IN72	Cadiz Town, Indiana	0.0002823050%
IN73	Cambridge City Town, Indiana	0.0241499112%
IN74	Camden Town, Indiana	0.0064211560%
IN75	Campbellsburg Town, Indiana	0.0081868456%
IN76	Cannelburg Town, Indiana	0.0002258440%
IN77	Cannelton City, Indiana	0.0018324162%
IN78	Carbon Town, Indiana	0.0026844641%
IN79	Carlisle Town, Indiana	0.0017656896%
IN80	Carmel City, Indiana	0.3675970651%
IN81	Carroll County, Indiana	0.1654512727%
IN82	Carthage Town, Indiana	0.0013140015%
IN83	Cass County, Indiana	0.3416917299%
IN84	Cayuga Town, Indiana	0.0078480795%
IN85	Cedar Grove Town, Indiana	0.0004054927%
IN86	Cedar Lake Town, Indiana	0.0511639351%
IN87	Center Point Town, Indiana	0.0016373692%
IN88	Centerville Town, Indiana	0.0350725491%
IN89	Chalmers Town, Indiana	0.0006826649%
IN90	Chandler Town, Indiana	0.0347491815%
IN91	Charlestown City, Indiana	0.0146028687%
IN92	Chesterfield Town, Indiana	0.0379007320%
IN93	Chesterton Town, Indiana	0.2159838712%
IN94	Chrisney Town, Indiana	0.0032336757%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN95	Churubusco Town, Indiana	0.0000564610%
IN96	Cicero Town, Indiana	0.0173283953%
IN97	Clark County, Indiana	1.9374593486%
IN98	Clarks Hill Town, Indiana	0.0040600594%
IN99	Clarksville Town, Indiana	0.1071681182%
IN100	Clay City Town, Indiana	0.0057692880%
IN101	Clay County, Indiana	0.2948752921%
IN102	Claypool Town, Indiana	0.0024688858%
IN103	Clayton Town, Indiana	0.0006980633%
IN104	Clear Lake Town, Indiana	0.0019761351%
IN105	Clifford Town, Indiana	0.0002309768%
IN106	Clinton City, Indiana	0.0336558912%
IN107	Clinton County, Indiana	0.2740206503%
IN108	Cloverdale Town, Indiana	0.0050198966%
IN109	Coatesville Town, Indiana	0.0007493915%
IN110	Colfax Town, Indiana	0.0046144039%
IN111	Columbia City, Indiana	0.0886335104%
IN112	Columbus City, Indiana	0.0764225351%
IN113	Connersville City, Indiana	0.4635807717%
IN114	Converse Town, Indiana	0.0045733413%
IN115	Corunna Town, Indiana	0.0016373692%
IN116	Corydon Town, Indiana	0.0069806332%
IN117	Country Club Heights Town, Indiana	0.0012216109%
IN118	Covington City, Indiana	0.0257102881%
IN119	Crandall Town, Indiana	0.0000153984%
IN120	Crane Town, Indiana	0.0015655096%
IN121	Crawford County, Indiana	0.1338844387%
IN122	Crawfordsville City, Indiana	0.2738204705%
IN123	Cromwell Town, Indiana	0.0034543868%
IN124	Crothersville Town, Indiana	0.0018221506%
IN125	Crown Point City, Indiana	0.1246094356%
IN126	Culver Town, Indiana	0.0289798935%
IN127	Cynthiana Town, Indiana	0.0032747382%
IN128	Dale Town, Indiana	0.0059746008%
IN129	Daleville Town, Indiana	0.0199769297%
IN130	Dana Town, Indiana	0.0050506934%
IN131	Danville Town, Indiana	0.0039471375%
IN132	Darlington Town, Indiana	0.0074785166%
IN133	Darmstadt Town, Indiana	0.0109483020%
IN134	Daviess County, Indiana	0.3758711686%
IN135	Dayton Town, Indiana	0.0114718495%
IN136	De Kalb County, Indiana	0.2748008388%
IN137	De Motte Town, Indiana	0.0070935552%
IN138	Dearborn County, Indiana	0.9586719164%
IN139	Decatur City, Indiana	0.0090902216%
IN140	Decatur County, Indiana	0.3533124311%
IN141	Decker Town, Indiana	0.0001231876%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN142	Delaware County, Indiana	1.2034816964%
IN143	Delphi City, Indiana	0.0177236224%
IN144	Denver Town, Indiana	0.0006005398%
IN145	Dillsboro Town, Indiana	0.0060002648%
IN146	Dublin Town, Indiana	0.0051584826%
IN147	Dubois County, Indiana	0.2754013785%
IN148	Dugger Town, Indiana	0.0023405652%
IN149	Dune Acres Town, Indiana	0.0046913961%
IN150	Dunkirk City, Indiana	0.0079866657%
IN151	Dunreith Town, Indiana	0.0003387661%
IN152	Dupont Town, Indiana	0.0039779344%
IN153	Dyer Town, Indiana	0.0533145861%
IN154	Earl Park Town, Indiana	0.0009187746%
IN155	East Chicago City, Indiana	0.4620665902%
IN156	East Germantown, Indiana	0.0015860410%
IN157	Eaton Town, Indiana	0.0166405977%
IN158	Economy Town, Indiana	0.0007647900%
IN159	Edgewood Town, Indiana	0.0243654896%
IN160	Edinburgh Town, Indiana	0.0198948047%
IN161	Edwardsport Town, Indiana	0.0001488518%
IN162	Elberfeld Town, Indiana	0.0031566834%
IN163	Elizabeth Town, Indiana	0.0000153984%
IN164	Elizabethtown, Indiana	0.0005132819%
IN165	Elkhart City, Indiana	0.5425389192%
IN166	Elkhart County, Indiana	1.1592881288%
IN167	Ellettsville Town, Indiana	0.0677737359%
IN168	Elnora Town, Indiana	0.0013550641%
IN169	Elwood City, Indiana	0.2112616781%
IN170	English Town, Indiana	0.0003746957%
IN171	Etna Green Town, Indiana	0.0033722618%
IN172	Evansville City, Indiana	1.9319723656%
IN173	Fairland Town, Indiana	0.0005132819%
IN174	Fairmount Town, Indiana	0.0104401529%
IN175	Fairview Park Town, Indiana	0.0093365970%
IN176	Farmersburg Town, Indiana	0.0039728015%
IN177	Farmland Town, Indiana	0.0182061073%
IN178	Fayette County, Indiana	0.3010552056%
IN179	Ferdinand Town, Indiana	0.0189401004%
IN180	Fillmore Town, Indiana	0.0010419622%
IN181	Fishers City, Indiana	0.1521726711%
IN182	Flora Town, Indiana	0.0175953020%
IN183	Floyd County, Indiana	1.5759754704%
IN184	Fort Branch Town, Indiana	0.0073245321%
IN185	Fort Wayne City, Indiana	2.7337956132%
IN186	Fortville Town, Indiana	0.0152701352%
IN187	Fountain City Town, Indiana	0.0045990054%
IN188	Fountain County, Indiana	0.1633673484%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN189	Fowler Town, Indiana	0.0093879251%
IN190	Fowlerton Town, Indiana	0.0022687058%
IN191	Francesville Town, Indiana	0.0011497513%
IN192	Francisco Town, Indiana	0.0027665892%
IN193	Frankfort City, Indiana	0.1520186866%
IN194	Franklin City, Indiana	0.1073990950%
IN195	Franklin County, Indiana	0.2948393623%
IN196	Frankton Town, Indiana	0.0115539745%
IN197	Fremont Town, Indiana	0.0201411800%
IN198	French Lick Town, Indiana	0.0211626108%
IN199	Fulton County, Indiana	0.2359761994%
IN200	Fulton Town, Indiana	0.0002925707%
IN201	Galveston Town, Indiana	0.0012729389%
IN202	Garrett City, Indiana	0.0387219830%
IN203	Gary City, Indiana	0.7294710375%
IN204	Gas City, Indiana	0.0544694703%
IN205	Gaston Town, Indiana	0.0083202988%
IN206	Geneva Town, Indiana	0.0008366494%
IN207	Gentryville Town, Indiana	0.0017964865%
IN208	Georgetown, Indiana	0.0044860834%
IN209	Gibson County, Indiana	0.2588326403%
IN210	Glenwood Town, Indiana	0.0027101282%
IN211	Goodland Town, Indiana	0.0046349351%
IN212	Goshen City, Indiana	0.2386196009%
IN213	Gosport Town, Indiana	0.0097728865%
IN214	Grabill Town, Indiana	0.0057538896%
IN215	Grandview Town, Indiana	0.0048402479%
IN216	Grant County, Indiana	0.7449310869%
IN217	Greencastle City, Indiana	0.0286257290%
IN218	Greendale City, Indiana	0.0136532973%
IN219	Greene County, Indiana	0.4322295161%
IN220	Greenfield City, Indiana	0.0612242595%
IN221	Greens Fork Town, Indiana	0.0017502912%
IN222	Greensboro Town, Indiana	0.0002720394%
IN223	Greensburg City, Indiana	0.0195355074%
IN224	Greentown, Indiana	0.0017451583%
IN225	Greenville Town, Indiana	0.0009290402%
IN226	Greenwood City, Indiana	0.1803621105%
IN227	Griffin Town, Indiana	0.0010111652%
IN228	Griffith Town, Indiana	0.0696112849%
IN229	Hagerstown, Indiana	0.0234415822%
IN230	Hamilton County, Indiana	2.0210986266%
IN231	Hamilton Town, Indiana	0.0034338556%
IN232	Hamlet Town, Indiana	0.0188220456%
IN233	Hammond City, Indiana	1.0769423211%
IN234	Hancock County, Indiana	0.9010560283%
IN235	Hanover Town, Indiana	0.0079661343%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN236	Hardinsburg Town, Indiana	0.0034646525%
IN237	Harmony Town, Indiana	0.0043526301%
IN238	Harrison County, Indiana	0.5610273316%
IN239	Hartford City, Indiana	0.1032979731%
IN240	Hartsville Town, Indiana	0.0003849613%
IN241	Haubstadt Town, Indiana	0.0066777969%
IN242	Hazleton Town, Indiana	0.0014936502%
IN243	Hebron Town, Indiana	0.0721982255%
IN244	Hendricks County, Indiana	1.5699649399%
IN245	Henry County, Indiana	1.1652319327%
IN246	Highland Town, Indiana	0.0864931251%
IN247	Hillsboro Town, Indiana	0.0040497938%
IN248	Hobart City, Indiana	0.1594510078%
IN249	Holland Town, Indiana	0.0044450209%
IN250	Holton Town, Indiana	0.0060053977%
IN251	Hope Town, Indiana	0.0036802309%
IN252	Howard County, Indiana	1.8694341045%
IN253	Hudson Town, Indiana	0.0029667691%
IN254	Huntertown, Indiana	0.0415193691%
IN255	Huntingburg City, Indiana	0.0455794286%
IN256	Huntington City, Indiana	0.2486953237%
IN257	Huntington County, Indiana	0.2605726658%
IN258	Hymera Town, Indiana	0.0020171977%
IN259	Indian Village Town, Indiana	0.0006005398%
IN260	Indianapolis City, Indiana	15.8412741280%
IN261	Ingalls Town, Indiana	0.0015193143%
IN262	Jackson County, Indiana	0.0038496139%
IN263	Jamestown, Indiana	0.0010470950%
IN264	Jasonville City, Indiana	0.0039625359%
IN265	Jasper City, Indiana	0.0892032533%
IN266	Jasper County, Indiana	0.4269273145%
IN267	Jay County, Indiana	0.3117314681%
IN268	Jefferson County, Indiana	0.3577625848%
IN269	Jeffersonville City, Indiana	0.1772618882%
IN270	Jennings County, Indiana	0.4174880612%
IN271	Johnson County, Indiana	1.7412316960%
IN272	Jonesboro City, Indiana	0.0065494764%
IN273	Jonesville Town, Indiana	0.0001847815%
IN274	Kempton Town, Indiana	0.0027460579%
IN275	Kendallville City, Indiana	0.0955320186%
IN276	Kennard Town, Indiana	0.0009033760%
IN277	Kentland Town, Indiana	0.0053791939%
IN278	Kewanna Town, Indiana	0.0005389459%
IN279	Kingman Town, Indiana	0.0037931529%
IN280	Kingsbury Town, Indiana	0.0012934703%
IN281	Kingsford Heights Town, Indiana	0.0045938726%
IN282	Kirklin Town, Indiana	0.0053278657%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN283	Knightstown, Indiana	0.0036853637%
IN284	Knightsville Town, Indiana	0.0053022015%
IN285	Knox City, Indiana	0.0998538518%
IN286	Knox County, Indiana	0.5298351934%
IN287	Kokomo City, Indiana	0.2824384727%
IN288	Kosciusko County, Indiana	0.4935974945%
IN289	Kouts Town, Indiana	0.0383472873%
IN290	La Crosse Town, Indiana	0.0028281830%
IN291	La Fontaine Town, Indiana	0.0017554240%
IN292	La Paz Town, Indiana	0.0034184572%
IN293	La Porte City, Indiana	0.1637779738%
IN294	La Porte County, Indiana	0.7760821626%
IN295	Laconia Town, Indiana	0.0000051328%
IN296	Ladoga Town, Indiana	0.0108148486%
IN297	Lafayette City, Indiana	1.0121661511%
IN298	Lagrange County, Indiana	0.2088287221%
IN299	Lagrange Town, Indiana	0.0232978633%
IN300	Lagro Town, Indiana	0.0008263838%
IN301	Lake County, Indiana	1.8342742976%
IN302	Lake Station City, Indiana	0.0738458603%
IN303	Lakeville Town, Indiana	0.0035467776%
IN304	Lanesville Town, Indiana	0.0000513282%
IN305	Lapel Town, Indiana	0.0216553614%
IN306	Larwill Town, Indiana	0.0024996826%
IN307	Laurel Town, Indiana	0.0013294000%
IN308	Lawrence City, Indiana	0.1413526897%
IN309	Lawrence County, Indiana	0.4144442999%
IN310	Lawrenceburg City, Indiana	0.0397690780%
IN311	Leavenworth Town, Indiana	0.0001385861%
IN312	Lebanon City, Indiana	0.0221070494%
IN313	Leesburg Town, Indiana	0.0032234100%
IN314	Leo-Cedarville Town, Indiana	0.0196022340%
IN315	Lewisville Town, Indiana	0.0006980633%
IN316	Liberty Town, Indiana	0.0173386611%
IN317	Ligonier City, Indiana	0.0406981182%
IN318	Linden Town, Indiana	0.0066880626%
IN319	Linton City, Indiana	0.0214500487%
IN320	Little York Town, Indiana	0.0026793313%
IN321	Livonia Town, Indiana	0.0017964865%
IN322	Lizton Town, Indiana	0.0006826649%
IN323	Logansport City, Indiana	0.0184062873%
IN324	Long Beach Town, Indiana	0.0039112077%
IN325	Loogootee City, Indiana	0.0178519428%
IN326	Losantville Town, Indiana	0.0065186795%
IN327	Lowell Town, Indiana	0.0413499862%
IN328	Lynn Town, Indiana	0.0149621660%
IN329	Lynnville Town, Indiana	0.0045374116%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN330	Lyons Town, Indiana	0.0016425020%
IN331	Mackey Town, Indiana	0.0006159382%
IN332	Macy Town, Indiana	0.0002617737%
IN333	Madison City, Indiana	0.1309484665%
IN334	Madison County, Indiana	1.3791575436%
IN335	Marengo Town, Indiana	0.0004824849%
IN336	Marion City, Indiana	0.7935953395%
IN337	Markle Town, Indiana	0.0068882425%
IN338	Markleville Town, Indiana	0.0080533923%
IN339	Marshall County, Indiana	0.2679587917%
IN340	Marshall Town, Indiana	0.0025407452%
IN341	Martin County, Indiana	0.0865085236%
IN342	Martinsville City, Indiana	0.0793944371%
IN343	Matthews Town, Indiana	0.0050814904%
IN344	Mauckport Town, Indiana	0.0000051328%
IN345	McCordsville Town, Indiana	0.0170820201%
IN346	Mecca Town, Indiana	0.0025458780%
IN347	Medaryville Town, Indiana	0.0008109854%
IN348	Medora Town, Indiana	0.0008007197%
IN349	Mellott Town, Indiana	0.0014731189%
IN350	Mentone Town, Indiana	0.0056307019%
IN351	Merom Town, Indiana	0.0005902741%
IN352	Merrillville Town, Indiana	0.1076865329%
IN353	Miami County, Indiana	0.2157015661%
IN354	Michiana Shores Town, Indiana	0.0016065722%
IN355	Michigan City, Indiana	0.5192256575%
IN356	Michigantown, Indiana	0.0030591599%
IN357	Middlebury Town, Indiana	0.0186321313%
IN358	Middletown, Indiana	0.0039060749%
IN359	Milan Town, Indiana	0.0291441437%
IN360	Milford Town, Indiana	0.0156550965%
IN361	Millersburg Town, Indiana	0.0043936927%
IN362	Millhousen Town, Indiana	0.0001693830%
IN363	Milltown, Indiana	0.0004773521%
IN364	Milton Town, Indiana	0.0000564610%
IN365	Mishawaka City, Indiana	0.5537489949%
IN366	Mitchell City, Indiana	0.0424689405%
IN367	Modoc Town, Indiana	0.0044450209%
IN368	Monon Town, Indiana	0.0132888672%
IN369	Monroe City Town, Indiana	0.0002669066%
IN370	Monroe County, Indiana	1.1603403566%
IN371	Monroe Town, Indiana	0.0007596572%
IN372	Monroeville Town, Indiana	0.0067496564%
IN373	Monrovia Town, Indiana	0.0058924756%
IN374	Monterey Town, Indiana	0.0002874379%
IN375	Montezuma Town, Indiana	0.0078942749%
IN376	Montgomery County, Indiana	0.3881026751%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN377	Montgomery Town, Indiana	0.0003028363%
IN378	Monticello City, Indiana	0.0859439136%
IN379	Montpelier City, Indiana	0.0238008796%
IN380	Mooreland Town, Indiana	0.0007083290%
IN381	Moores Hill Town, Indiana	0.0009803684%
IN382	Mooresville Town, Indiana	0.0679482517%
IN383	Morgan County, Indiana	1.1891098045%
IN384	Morgantown, Indiana	0.0033260664%
IN385	Morocco Town, Indiana	0.0043320988%
IN386	Morristown, Indiana	0.0014217907%
IN387	Mount Auburn Town, Indiana	0.0004568209%
IN388	Mount Ayr Town, Indiana	0.0004619537%
IN389	Mount Carmel Town, Indiana	0.0002207112%
IN390	Mount Etna Town, Indiana	0.0009495714%
IN391	Mount Summit Town, Indiana	0.0006723992%
IN392	Mount Vernon City, Indiana	0.0527961715%
IN393	Mulberry Town, Indiana	0.0102040432%
IN394	Muncie City, Indiana	1.1425859373%
IN395	Munster Town, Indiana	0.1401670086%
IN396	Napoleon Town, Indiana	0.0029205737%
IN397	Nappanee City, Indiana	0.0750880024%
IN398	Nashville Town, Indiana	0.0122931004%
IN399	New Albany City, Indiana	0.1005416495%
IN400	New Amsterdam Town, Indiana	0.0000000000%
IN401	New Carlisle Town, Indiana	0.0260028587%
IN402	New Castle City, Indiana	0.0525395305%
IN403	New Chicago Town, Indiana	0.0302374340%
IN404	New Harmony Town, Indiana	0.0046400679%
IN405	New Haven City, Indiana	0.1210164627%
IN406	New Market Town, Indiana	0.0055845065%
IN407	New Middletown, Indiana	0.0000102656%
IN408	New Palestine Town, Indiana	0.0039266062%
IN409	New Pekin Town, Indiana	0.0236982232%
IN410	New Point Town, Indiana	0.0004311567%
IN411	New Richmond Town, Indiana	0.0029462379%
IN412	New Ross Town, Indiana	0.0030540271%
IN413	New Whiteland Town, Indiana	0.0149724317%
IN414	Newberry Town, Indiana	0.0004311567%
IN415	Newburgh Town, Indiana	0.0335942973%
IN416	Newport Town, Indiana	0.0042551066%
IN417	Newton County, Indiana	0.1317286549%
IN418	Newtown, Indiana	0.0019350726%
IN419	Noble County, Indiana	0.3308358187%
IN420	Noblesville City, Indiana	0.1813116820%
IN421	North Judson Town, Indiana	0.0550648773%
IN422	North Liberty Town, Indiana	0.0258386085%
IN423	North Manchester Town, Indiana	0.0190889521%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN424	North Salem Town, Indiana	0.0007288602%
IN425	North Vernon City, Indiana	0.1513565530%
IN426	North Webster Town, Indiana	0.0116053027%
IN427	Oakland City, Indiana	0.0117541544%
IN428	Oaktown, Indiana	0.0003028363%
IN429	Odon Town, Indiana	0.0001129220%
IN430	Ogden Dunes Town, Indiana	0.0007545244%
IN431	Ohio County, Indiana	0.0605056649%
IN432	Oldenburg Town, Indiana	0.0017554240%
IN433	Onward Town, Indiana	0.0000205312%
IN434	Oolitic Town, Indiana	0.0059284054%
IN435	Orange County, Indiana	0.1597076487%
IN436	Orestes Town, Indiana	0.0064108903%
IN437	Orland Town, Indiana	0.0025253468%
IN438	Orleans Town, Indiana	0.0250840842%
IN439	Osceola Town, Indiana	0.0333581877%
IN440	Osgood Town, Indiana	0.0249557637%
IN441	Ossian Town, Indiana	0.0269113676%
IN442	Otterbein Town, Indiana	0.0047632556%
IN443	Owen County, Indiana	0.2265061492%
IN444	Owensville Town, Indiana	0.0056358347%
IN445	Oxford Town, Indiana	0.0039163405%
IN446	Palmyra Town, Indiana	0.0000821251%
IN447	Paoli Town, Indiana	0.0428385035%
IN448	Paragon Town, Indiana	0.0022225104%
IN449	Parke County, Indiana	0.1418095105%
IN450	Parker City Town, Indiana	0.0194277182%
IN451	Patoka Town, Indiana	0.0042602394%
IN452	Patriot Town, Indiana	0.0022738386%
IN453	Pendleton Town, Indiana	0.0746106503%
IN454	Pennville Town, Indiana	0.0010008996%
IN455	Perry County, Indiana	0.2167486611%
IN456	Perrysville Town, Indiana	0.0037931529%
IN457	Peru City, Indiana	0.1825897537%
IN458	Petersburg City, Indiana	0.0103580278%
IN459	Pierceton Town, Indiana	0.0102861684%
IN460	Pike County, Indiana	0.1238189815%
IN461	Pine Village Town, Indiana	0.0008879776%
IN462	Pittsboro Town, Indiana	0.0022841043%
IN463	Plainfield Town, Indiana	0.1020968934%
IN464	Plainville Town, Indiana	0.0007185946%
IN465	Plymouth City, Indiana	0.1356039329%
IN466	Poneto Town, Indiana	0.0011086888%
IN467	Portage City, Indiana	0.4894039818%
IN468	Porter County, Indiana	0.1634597391%
IN469	Porter Town, Indiana	1.1075647165%
IN470	Portland City, Indiana	0.0123290301%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN471	Posey County, Indiana	0.1942566503%
IN472	Poseyville Town, Indiana	0.0044655521%
IN473	Pottawattamie Park Town, Indiana	0.0012318765%
IN474	Princes Lakes Town, Indiana	0.0039060749%
IN475	Princeton City, Indiana	0.0452971236%
IN476	Pulaski County, Indiana	0.1885386905%
IN477	Putnam County, Indiana	0.4475715107%
IN478	Randolph County, Indiana	0.1948315260%
IN479	Redkey Town, Indiana	0.0011600170%
IN480	Remington Town, Indiana	0.0024226904%
IN481	Rensselaer City, Indiana	0.0101270510%
IN482	Reynolds Town, Indiana	0.0007083290%
IN483	Richland Town, Indiana	0.0026895969%
IN484	Richmond City, Indiana	0.6900304598%
IN485	Ridgeville Town, Indiana	0.0178930054%
IN486	Riley Town, Indiana	0.0014628533%
IN487	Ripley County, Indiana	0.2963689423%
IN488	Rising Sun City, Indiana	0.0356063622%
IN489	River Forest Town, Indiana	0.0003438989%
IN490	Roachdale Town, Indiana	0.0017759552%
IN491	Roann Town, Indiana	0.0009598370%
IN492	Roanoke Town, Indiana	0.0123392957%
IN493	Rochester City, Indiana	0.0090645575%
IN494	Rockport City, Indiana	0.0104760827%
IN495	Rockville Town, Indiana	0.0245143414%
IN496	Rome City Town, Indiana	0.0125086788%
IN497	Rosedale Town, Indiana	0.0056101707%
IN498	Roseland Town, Indiana	0.0028281830%
IN499	Rossville Town, Indiana	0.0134069220%
IN500	Royal Center Town, Indiana	0.0001796486%
IN501	Rush County, Indiana	0.2194844534%
IN502	Rushville City, Indiana	0.0154035884%
IN503	Russellville Town, Indiana	0.0006929305%
IN504	Russiaville Town, Indiana	0.0008058526%
IN505	Salamonia Town, Indiana	0.0002258440%
IN506	Salem City, Indiana	0.0949212131%
IN507	Saltillo Town, Indiana	0.0012832047%
IN508	Sandborn Town, Indiana	0.0002053127%
IN509	Santa Claus Town, Indiana	0.0075247120%
IN510	Saratoga Town, Indiana	0.0045014819%
IN511	Schererville Town, Indiana	0.1304762472%
IN512	Schneider Town, Indiana	0.0009341730%
IN513	Scott County, Indiana	1.2219803744%
IN514	Scottsburg City, Indiana	0.0624971985%
IN515	Seelyville Town, Indiana	0.0082946348%
IN516	Sellersburg Town, Indiana	0.0135711722%
IN517	Selma Town, Indiana	0.0080893220%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN518	Seymour City, Indiana	0.0450507483%
IN519	Shadeland Town, Indiana	0.0129347027%
IN520	Shamrock Lakes Town, Indiana	0.0030899567%
IN521	Sharpsville Town, Indiana	0.0050814904%
IN522	Shelburn Town, Indiana	0.0044398880%
IN523	Shelby County, Indiana	0.0450507483%
IN524	Shelbyville City, Indiana	0.5456956026%
IN525	Sheridan Town, Indiana	0.0121647799%
IN526	Shipshewana Town, Indiana	0.0047170603%
IN527	Shirley Town, Indiana	0.0011805483%
IN528	Shoals Town, Indiana	0.0066983282%
IN529	Sidney Town, Indiana	0.0004773521%
IN530	Silver Lake Town, Indiana	0.0053124672%
IN531	Somerville Town, Indiana	0.0016938302%
IN532	South Bend City, Indiana	1.3581283861%
IN533	South Whitley Town, Indiana	0.0000564610%
IN534	Southport City, Indiana	0.0003490317%
IN535	Speedway Town, Indiana	0.0716336155%
IN536	Spencer County, Indiana	0.1562994572%
IN537	Spencer Town, Indiana	0.0335275707%
IN538	Spiceland Town, Indiana	0.0016835644%
IN539	Spring Grove Town, Indiana	0.0014166579%
IN540	Spring Lake Town, Indiana	0.0003079691%
IN541	Springport Town, Indiana	0.0002771722%
IN542	Spurgeon Town, Indiana	0.0006826649%
IN543	St Joseph County, Indiana	1.3359443444%
IN544	St. Joe Town, Indiana	0.0029821675%
IN545	St. John Town, Indiana	0.0653818425%
IN546	St. Leon Town, Indiana	0.0011189545%
IN547	St. Paul Town, Indiana	0.0016219706%
IN548	Starke County, Indiana	0.5754248876%
IN549	State Line City Town, Indiana	0.0005800085%
IN550	Staunton Town, Indiana	0.0035416448%
IN551	Steuben County, Indiana	0.2288877770%
IN552	Stilesville Town, Indiana	0.0004516881%
IN553	Stinesville Town, Indiana	0.0014320564%
IN554	Straughn Town, Indiana	0.0004260239%
IN555	Sullivan City, Indiana	0.0150596896%
IN556	Sullivan County, Indiana	0.4996696188%
IN557	Sulphur Springs Town, Indiana	0.0007493915%
IN558	Summitville Town, Indiana	0.0154087212%
IN559	Sunman Town, Indiana	0.0161324486%
IN560	Swayzee Town, Indiana	0.0084948146%
IN561	Sweetser Town, Indiana	0.0043782942%
IN562	Switz City Town, Indiana	0.0006570008%
IN563	Switzerland County, Indiana	0.1390275229%
IN564	Syracuse Town, Indiana	0.0288310417%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN565	Tell City, Indiana	0.0071346177%
IN566	Tennyson Town, Indiana	0.0014371892%
IN567	Terre Haute City, Indiana	1.0171911805%
IN568	Thorntown, Indiana	0.0019966664%
IN569	Tippecanoe County, Indiana	0.9835763519%
IN570	Tipton City, Indiana	0.0756782765%
IN571	Tipton County, Indiana	0.1461108124%
IN572	Topeka Town, Indiana	0.0102502386%
IN573	Town of Pines Town, Indiana	0.0177492865%
IN574	Trafalgar Town, Indiana	0.0034749182%
IN575	Trail Creek Town, Indiana	0.0070062973%
IN576	Troy Town, Indiana	0.0003695629%
IN577	Ulen Town, Indiana	0.0001385861%
IN578	Union City, Indiana	0.0467240471%
IN579	Union County, Indiana	0.0788606240%
IN580	Uniondale Town, Indiana	0.0020531275%
IN581	Universal Town, Indiana	0.0029821675%
IN582	Upland Town, Indiana	0.0132683359%
IN583	Utica Town, Indiana	0.0015552440%
IN584	Valparaiso City, Indiana	0.4508205848%
IN585	Van Buren Town, Indiana	0.0074579854%
IN586	Vanderburgh County, Indiana	1.8728576945%
IN587	Veedersburg Town, Indiana	0.0174464502%
IN588	Vera Cruz Town, Indiana	0.0005286803%
IN589	Vermillion County, Indiana	0.1479124317%
IN590	Vernon Town, Indiana	0.0044552865%
IN591	Versailles Town, Indiana	0.0325728665%
IN592	Vevay Town, Indiana	0.0222610340%
IN593	Vigo County, Indiana	0.7948734113%
IN594	Vincennes City, Indiana	0.0141973761%
IN595	Wabash City, Indiana	0.0616502834%
IN596	Wabash County, Indiana	0.5253953053%
IN597	Wakarusa Town, Indiana	0.0133555938%
IN598	Walkerton Town, Indiana	0.0293391908%
IN599	Wallace Town, Indiana	0.0007442587%
IN600	Walton Town, Indiana	0.0010214309%
IN601	Wanatah Town, Indiana	0.0034287228%
IN602	Warren County, Indiana	0.0576774819%
IN603	Warren Town, Indiana	0.0076581652%
IN604	Warrick County, Indiana	0.3991125709%
IN605	Warsaw City, Indiana	0.2580575847%
IN606	Washington City, Indiana	0.0149570332%
IN607	Washington County, Indiana	0.3404136581%
IN608	Waterloo Town, Indiana	0.0127961166%
IN609	Waveland Town, Indiana	0.0037212935%
IN610	Wayne County, Indiana	0.7657292676%
IN611	Waynetown, Indiana	0.0084126896%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IN612	Wells County, Indiana	0.2019712766%
IN613	West Baden Springs Town, Indiana	0.0054818501%
IN614	West College Corner Town, Indiana	0.0065340780%
IN615	West Harrison Town, Indiana	0.0004773521%
IN616	West Lafayette City, Indiana	0.2612091353%
IN617	West Lebanon Town, Indiana	0.0029770347%
IN618	West Terre Haute Town, Indiana	0.0180161931%
IN619	Westfield City, Indiana	0.1106789661%
IN620	Westport Town, Indiana	0.0022019791%
IN621	Westville Town, Indiana	0.0405133367%
IN622	Wheatfield Town, Indiana	0.0014063923%
IN623	Wheatland Town, Indiana	0.0002361097%
IN624	White County, Indiana	0.2045582171%
IN625	Whiteland Town, Indiana	0.0126883274%
IN626	Whitestown, Indiana	0.0075555088%
IN627	Whitewater Town, Indiana	0.0002977035%
IN628	Whiting City, Indiana	0.0746876425%
IN629	Whitley County, Indiana	0.3073685724%
IN630	Wilkinson Town, Indiana	0.0006364695%
IN631	Williamsport Town, Indiana	0.0094546518%
IN632	Winamac Town, Indiana	0.0021557837%
IN633	Winchester City, Indiana	0.0714950294%
IN634	Windfall City Town, Indiana	0.0058873428%
IN635	Winfield Town, Indiana	0.0246529274%
IN636	Wingate Town, Indiana	0.0023251668%
IN637	Winona Lake Town, Indiana	0.0963943321%
IN638	Winslow Town, Indiana	0.0028487143%
IN639	Wolcott Town, Indiana	0.0013396657%
IN640	Wolcottville Town, Indiana	0.0086487992%
IN641	Woodburn City, Indiana	0.0082125097%
IN642	Woodlawn Heights Town, Indiana	0.0012216109%
IN643	Worthington Town, Indiana	0.0026126046%
IN644	Yeoman Town, Indiana	0.0014577205%
IN645	Yorktown, Indiana	0.0901887545%
IN646	Zanesville Town, Indiana	0.0025920734%
IN647	Zionsville Town, Indiana	0.0375824973%
IN648	Cumberland Town, Indiana	0.0148235799%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
IA1	Adair County, Iowa	0.2556895492%
IA2	Adams County, Iowa	0.1116738610%
IA3	Allamakee County, Iowa	0.4458620571%
IA7	Appanoose County, Iowa	0.5319573473%
IA8	Audubon County, Iowa	0.1208090649%
IA9	Benton County, Iowa	0.5190077951%
IA11	Black Hawk County, Iowa	3.3423948145%
IA13	Boone County, Iowa	0.8229376316%
IA14	Bremer County, Iowa	0.7313291658%
IA15	Buchanan County, Iowa	0.3770114677%
IA16	Buena Vista County, Iowa	0.3269761930%
IA18	Butler County, Iowa	0.2707546223%
IA19	Calhoun County, Iowa	0.1889544807%
IA20	Carroll County, Iowa	0.6033080977%
IA21	Cass County, Iowa	0.3356626501%
IA22	Cedar County, Iowa	0.3655363695%
IA25	Cerro Gordo County, Iowa	1.6302973365%
IA26	Cherokee County, Iowa	0.2378358349%
IA27	Chickasaw County, Iowa	0.2431246372%
IA28	Clarke County, Iowa	0.3046029568%
IA29	Clay County, Iowa	0.2957241797%
IA30	Clayton County, Iowa	0.4574012621%
IA32	Clinton County, Iowa	1.4586196098%
IA36	Crawford County, Iowa	0.3305341145%
IA37	Dallas County, Iowa	1.4775951912%
IA39	Davis County, Iowa	0.1538560657%
IA40	Decatur County, Iowa	0.2531573348%
IA41	Delaware County, Iowa	0.3021348491%
IA43	Des Moines County, Iowa	1.5679856298%
IA44	Dickinson County, Iowa	0.3322329419%
IA46	Dubuque County, Iowa	2.7454332795%
IA47	Emmet County, Iowa	0.1753318082%
IA49	Fayette County, Iowa	0.5284635324%
IA50	Floyd County, Iowa	0.3285468070%
IA53	Franklin County, Iowa	0.2107187034%
IA54	Fremont County, Iowa	0.2047888342%
IA55	Greene County, Iowa	0.3578435662%
IA57	Grundy County, Iowa	0.3230977380%
IA58	Guthrie County, Iowa	0.2308482053%
IA59	Hamilton County, Iowa	0.3501828163%
IA60	Hancock County, Iowa	0.1901084012%
IA61	Hardin County, Iowa	0.4491314985%
IA62	Harrison County, Iowa	0.6178282639%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IA63	Henry County, Iowa	0.4451248302%
IA64	Howard County, Iowa	0.1714212999%
IA65	Humboldt County, Iowa	0.1929611491%
IA66	Ida County, Iowa	0.1680556985%
IA69	Iowa County, Iowa	0.2658504602%
IA70	Jackson County, Iowa	0.5490417812%
IA71	Jasper County, Iowa	1.6780568235%
IA72	Jefferson County, Iowa	0.5728253647%
IA73	Johnson County, Iowa	3.8223936863%
IA75	Jones County, Iowa	0.3884865660%
IA77	Keokuk County, Iowa	0.1980255779%
IA78	Kossuth County, Iowa	0.3482275621%
IA80	Lee County, Iowa	1.4586837165%
IA81	Linn County, Iowa	7.3285811041%
IA82	Louisa County, Iowa	0.3358870235%
IA83	Lucas County, Iowa	0.3300533143%
IA84	Lyon County, Iowa	0.1619335092%
IA85	Madison County, Iowa	0.4031349456%
IA86	Mahaska County, Iowa	0.7161999860%
IA88	Marion County, Iowa	1.1788259436%
IA89	Marshall County, Iowa	1.0363488161%
IA92	Mills County, Iowa	0.4947113580%
IA93	Mitchell County, Iowa	0.1894673343%
IA94	Monona County, Iowa	0.4457658971%
IA95	Monroe County, Iowa	0.2157510788%
IA96	Montgomery County, Iowa	0.5308995868%
IA98	Muscatine County, Iowa	1.0607414131%
IA102	O Brien County, Iowa	0.2348228203%
IA103	Osceola County, Iowa	0.1453939821%
IA106	Page County, Iowa	0.5824093155%
IA107	Palo Alto County, Iowa	0.1666132978%
IA110	Plymouth County, Iowa	0.4452850969%
IA111	Pocahontas County, Iowa	0.1165780231%
IA112	Polk County, Iowa	22.8108926250%
IA113	Pottawattamie County, Iowa	3.6145597841%
IA114	Poweshiek County, Iowa	0.4747100695%
IA115	Ringgold County, Iowa	0.1195910378%
IA116	Sac County, Iowa	0.2200782807%
IA117	Scott County, Iowa	8.8614042123%
IA118	Shelby County, Iowa	0.2859158555%
IA120	Sioux County, Iowa	0.4096738283%
IA123	Story County, Iowa	2.1665177789%
IA124	Tama County, Iowa	0.3449901740%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

IA125	Taylor County, Iowa	0.1784409829%
IA126	Union County, Iowa	0.4629785445%
IA128	Van Buren County, Iowa	0.1525418785%
IA129	Wapello County, Iowa	1.0026607483%
IA130	Warren County, Iowa	1.3316563022%
IA131	Washington County, Iowa	0.5543626368%
IA135	Wayne County, Iowa	0.2440541843%
IA136	Webster County, Iowa	1.5957758817%
IA138	Winnebago County, Iowa	0.2340535400%
IA139	Winneshiek County, Iowa	0.3674595703%
IA140	Woodbury County, Iowa	2.5662230163%
IA141	Worth County, Iowa	0.2345663935%
IA142	Wright County, Iowa	0.2810437467%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
KS1	Allen County, Kansas	0.7541791329%
KS2	Anderson County, Kansas	0.2371057884%
KS3	Andover City, Kansas	0.3023298328%
KS4	Arkansas City, Kansas	0.5244164596%
KS5	Atchison City, Kansas	0.2509194126%
KS6	Atchison County, Kansas	0.3718857098%
KS7	Barber County, Kansas	0.2343333783%
KS8	Barton County, Kansas	0.4058838207%
KS9	Bourbon County, Kansas	0.5659958596%
KS10	Brown County, Kansas	0.5618840411%
KS11	Butler County, Kansas	2.1800439960%
KS12	Chase County, Kansas	0.0310115071%
KS13	Chautauqua County, Kansas	0.1534264050%
KS14	Cherokee County, Kansas	1.0387304319%
KS15	Cheyenne County, Kansas	0.0521668496%
KS16	Clark County, Kansas	0.1317865660%
KS17	Clay County, Kansas	0.3853019118%
KS18	Cloud County, Kansas	0.2727657622%
KS19	Coffey County, Kansas	0.3555052548%
KS20	Comanche County, Kansas	0.0703611984%
KS21	Cowley County, Kansas	0.1056381847%
KS22	Crawford County, Kansas	0.8006058270%
KS23	Decatur County, Kansas	0.1024648600%
KS24	Derby City, Kansas	0.2862213106%
KS25	Dickinson County, Kansas	0.5167117764%
KS26	Dodge City, Kansas	0.3763716687%
KS27	Doniphan County, Kansas	0.1428529245%
KS28	Douglas County, Kansas	0.5037148817%
KS29	Edwards County, Kansas	0.0688529961%
KS30	El Dorado City, Kansas	0.5267481432%
KS31	Elk County, Kansas	0.1699851994%
KS32	Elkhart City, Kansas	0.0023710299%
KS33	Ellis County, Kansas	0.3947457539%
KS34	Ellsworth County, Kansas	0.2694567040%
KS35	Emporia City, Kansas	0.1225808979%
KS36	Fairmount Township, Leavenworth County, Kansas	0.0084960354%
KS37	Finney County, Kansas	0.4284130288%
KS38	Ford County, Kansas	0.3536897313%
KS39	Franklin County, Kansas	0.9871549429%
KS40	Garden City, Kansas	0.3090040586%
KS41	Gardner City, Kansas	0.1783885728%
KS42	Geary County, Kansas	0.9138741928%
KS43	Gove County, Kansas	0.0596145005%
KS44	Graham County, Kansas	0.0885576425%
KS45	Grant County, Kansas	0.1121093922%
KS46	Gray County, Kansas	0.1198536546%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation
KS47	Great Bend City, Kansas	0.2626213674%
KS48	Greeley County Unified Government, Kansas	0.0420764688%
KS49	Greenwood County, Kansas	0.3634446197%
KS50	Hamilton County, Kansas	0.0770093484%
KS51	Harper County, Kansas	0.2751873139%
KS52	Harvey County, Kansas	0.4874526988%
KS53	Haskell County, Kansas	0.0589027724%
KS54	Hays City, Kansas	0.2857030552%
KS55	Haysville City, Kansas	0.1161439147%
KS56	Hodgeman County, Kansas	0.0381949084%
KS57	Hutchinson City, Kansas	1.0312608960%
KS58	Jackson County, Kansas	0.2794465069%
KS59	Jefferson County, Kansas	0.4227008116%
KS60	Jewell County, Kansas	0.0576553276%
KS61	Johnson County, Kansas	9.6645678744%
KS62	Junction City, Kansas	0.1775769654%
KS63	Kansas City, Kansas	5.4520371502%
KS64	Kearny County, Kansas	0.0660370488%
KS65	Kingman County, Kansas	0.2734092742%
KS66	Kiowa County, Kansas	0.0632464788%
KS67	Labette County, Kansas	1.1704308548%
KS68	Lane County, Kansas	0.0275778907%
KS69	Lansing City, Kansas	0.7133352086%
KS70	Lawrence City, Kansas	3.1638042033%
KS71	Leavenworth City, Kansas	0.5951890494%
KS72	Leavenworth County, Kansas	2.3340801542%
KS73	Leawood City, Kansas	0.5645735676%
KS74	Lenexa City, Kansas	0.9811139852%
KS75	Liberal City, Kansas	0.0682108809%
KS76	Lincoln County, Kansas	0.0485423215%
KS77	Linn County, Kansas	0.4207125363%
KS78	Logan County, Kansas	0.1082727658%
KS79	Lyon County, Kansas	0.6750909426%
KS80	Manhattan City, Kansas	0.7992480259%
KS81	Manter City, Kansas	0.0001287490%
KS82	Marion County, Kansas	0.2585495937%
KS83	Marshall County, Kansas	0.2276721904%
KS84	McPherson City, Kansas	0.2496279649%
KS85	McPherson County, Kansas	0.5097593318%
KS86	Meade County, Kansas	0.0768717523%
KS87	Merriam City, Kansas	0.2489320686%
KS88	Miami County, Kansas	1.2663765466%
KS89	Mitchell County, Kansas	0.1352292623%
KS90	Montgomery County, Kansas	1.7112175254%
KS91	Morris County, Kansas	0.1150743437%
KS92	Morton County, Kansas	0.2160617336%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
KS93	Nemaha County, Kansas	0.2032897421%
KS94	Neosho County, Kansas	0.8310848768%
KS95	Ness County, Kansas	0.0706191619%
KS96	Newton City, Kansas	0.5433840008%
KS97	Norton County, Kansas	0.1451450288%
KS98	Olathe City, Kansas	1.6762201549%
KS99	Osage County, Kansas	0.5950568081%
KS100	Osborne County, Kansas	0.1578979290%
KS101	Ottawa City, Kansas	0.0294988813%
KS102	Ottawa County, Kansas	0.1312957833%
KS103	Overland Park City, Kansas	2.3687103690%
KS104	Pawnee County, Kansas	0.1939706911%
KS105	Phillips County, Kansas	0.1221045499%
KS106	Pittsburg City, Kansas	0.7147952173%
KS107	Pottawatomie County, Kansas	0.4594243031%
KS108	Prairie Village City, Kansas	0.2589451534%
KS109	Pratt County, Kansas	0.4619825196%
KS110	Rawlins County, Kansas	0.0431218266%
KS111	Reno County, Kansas	1.1279702345%
KS112	Republic County, Kansas	0.1617978822%
KS113	Rice County, Kansas	0.2959259100%
KS114	Riley County, Kansas	1.0426785786%
KS115	Rooks County, Kansas	0.1523482196%
KS116	Rush County, Kansas	0.0753160549%
KS117	Russell County, Kansas	0.2146389759%
KS118	Salina City, Kansas	1.3339667317%
KS119	Saline County, Kansas	0.6611290126%
KS120	Scott County, Kansas	0.0944435428%
KS121	Sedgwick County, Kansas	13.5321956939%
KS122	Seward County, Kansas	0.4105201807%
KS123	Shawnee City, Kansas	0.8209928663%
KS124	Shawnee County, Kansas	3.0388576303%
KS125	Sheridan County, Kansas	0.0529819493%
KS126	Sherman County, Kansas	0.2106519484%
KS127	Smith County, Kansas	0.1047138927%
KS128	Soldier Township, Kansas	0.0214428740%
KS129	Stafford County, Kansas	0.0781264146%
KS130	Stanton County, Kansas	0.0490733819%
KS131	Stevens County, Kansas	0.0751535472%
KS132	Sumner County, Kansas	1.0773462773%
KS133	Thomas County, Kansas	0.2518295026%
KS134	Topeka City, Kansas	2.9773291238%
KS135	Trego County, Kansas	0.0832973273%
KS136	Ulysses City, Kansas	0.0249593741%
KS137	Wabaunsee County, Kansas	0.1542554739%
KS138	Wallace County, Kansas	0.0168456276%
KS139	Washington County, Kansas	0.1090452597%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
KS140	Wichita City, Kansas	8.2621190275%
KS141	Wichita County, Kansas	0.0516844483%
KS142	Wilson County, Kansas	0.5342588881%
KS143	Winfield City, Kansas	0.6854926025%
KS144	Woodson County, Kansas	0.2011950685%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
KY1	Adair County, Kentucky	0.2072149972%
KY2	Allen County, Kentucky	0.3652932746%
KY3	Anderson County, Kentucky	0.3621159370%
KY4	Ashland City, Kentucky	0.9834499202%
KY5	Ballard County, Kentucky	0.1275818571%
KY6	Bardstown City, Kentucky	0.2352870373%
KY7	Barren County, Kentucky	0.3822164065%
KY8	Bath County, Kentucky	0.2721522696%
KY9	Bell County, Kentucky	1.6046449783%
KY10	Bellefonte City, Kentucky	0.0232546060%
KY11	Benham City, Kentucky	0.0026848062%
KY12	Berea City, Kentucky	0.1673960319%
KY13	Boone County, Kentucky	2.2416599391%
KY14	Bourbon County, Kentucky	0.3912683808%
KY15	Bowling Green City, Kentucky	0.6707865957%
KY16	Boyd County, Kentucky	1.0191273378%
KY17	Boyle County, Kentucky	0.3790292999%
KY18	Bracken County, Kentucky	0.1275577166%
KY19	Breathitt County, Kentucky	0.5390554414%
KY20	Breckinridge County, Kentucky	0.3244963382%
KY21	Buckhorn City, Kentucky	0.0016578966%
KY22	Bullitt County, Kentucky	0.9402858081%
KY23	Butler County, Kentucky	0.2691739265%
KY24	Caldwell County, Kentucky	0.2485303902%
KY25	Calloway County, Kentucky	0.0270405279%
KY26	Campbell County, Kentucky	1.8009538340%
KY27	Campbellsville City, Kentucky	0.2769609681%
KY28	Carlisle County, Kentucky	0.0604084438%
KY29	Carroll County, Kentucky	0.3429114361%
KY30	Carter County, Kentucky	0.6015849596%
KY31	Casey County, Kentucky	0.2668572392%
KY32	Christian County, Kentucky	0.4386166388%
KY33	Clark County, Kentucky	0.6110238861%
KY34	Clay County, Kentucky	0.7834161044%
KY35	Clinton County, Kentucky	0.5184782680%
KY36	Columbia City, Kentucky	0.0941274300%
KY37	Covington City, Kentucky	1.7146827203%
KY38	Crittenden County, Kentucky	0.2010231527%
KY39	Cumberland County, Kentucky	0.1857249004%
KY40	Danville City, Kentucky	0.2799464970%
KY41	Daviess County, Kentucky	1.1263935276%
KY42	Edmonson County, Kentucky	0.1884368528%
KY43	Elizabethtown City, Kentucky	0.0550593556%
KY44	Elliott County, Kentucky	0.1458221479%
KY45	Erlanger City, Kentucky	0.3397777298%
KY46	Estill County, Kentucky	0.4817186620%
KY47	Fleming County, Kentucky	0.2798388981%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
KY48	Florence City, Kentucky	0.7389020512%
KY49	Floyd County, Kentucky	2.2122610651%
KY50	Fort Thomas City, Kentucky	0.3651296923%
KY51	Frankfort City, Kentucky	0.4254271088%
KY52	Franklin County, Kentucky	0.4438483122%
KY53	Fulton County, Kentucky	0.1040009320%
KY54	Gallatin County, Kentucky	0.2347861459%
KY55	Garrard County, Kentucky	0.3127117464%
KY56	Georgetown City, Kentucky	0.2129888920%
KY57	Glasgow City, Kentucky	0.4100978120%
KY58	Grant County, Kentucky	0.8983127984%
KY59	Graves County, Kentucky	0.5377248503%
KY60	Grayson City, Kentucky	0.1405700912%
KY61	Grayson County, Kentucky	0.5506751829%
KY62	Green County, Kentucky	0.1363993307%
KY63	Greenup City, Kentucky	0.0314549006%
KY64	Greenup County, Kentucky	0.6818493215%
KY65	Hancock County, Kentucky	0.1001482246%
KY66	Hardin County, Kentucky	1.5735944542%
KY67	Harlan City, Kentucky	0.0307714057%
KY68	Harlan County, Kentucky	0.8841679348%
KY69	Harrison County, Kentucky	0.4508521033%
KY70	Hart County, Kentucky	0.2333469695%
KY71	Henderson City, Kentucky	0.5644511762%
KY72	Henderson County, Kentucky	0.3796057595%
KY73	Henry County, Kentucky	0.2263086115%
KY74	Hickman County, Kentucky	0.0533625713%
KY75	Hillview City, Kentucky	0.0559482324%
KY76	Hopkins County, Kentucky	0.5493362318%
KY77	Hopkinsville City, Kentucky	0.5662686160%
KY78	Hyden City, Kentucky	0.0208586871%
KY79	Independence City, Kentucky	0.1255237640%
KY80	Inez City, Kentucky	0.0105691141%
KY81	Jackson County, Kentucky	0.1930879337%
KY82	Jamestown City, Kentucky	0.0102921092%
KY83	Jefferson County, Kentucky	14.4939132925%
KY84	Jeffersontown City, Kentucky	0.1981991396%
KY85	Jenkins City, Kentucky	0.0688654541%
KY86	Jessamine County, Kentucky	0.6407795601%
KY87	Johnson County, Kentucky	0.6400798620%
KY88	Kenton County, Kentucky	3.0353062046%
KY89	Knott County, Kentucky	0.4760255015%
KY90	Knox County, Kentucky	0.8791225282%
KY91	Larue County, Kentucky	0.1917133825%
KY92	Laurel County, Kentucky	0.9215642107%
KY93	Lawrence County, Kentucky	0.5341168353%
KY94	Lawrenceburg City, Kentucky	0.0804801232%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
KY95	Lee County, Kentucky	0.3684164606%
KY96	Leslie County, Kentucky	0.5316878055%
KY97	Letcher County, Kentucky	0.5820426330%
KY98	Lewis County, Kentucky	0.2152456979%
KY99	Lexington-Fayette Urban County, Kentucky	6.2597070666%
KY100	Lincoln County, Kentucky	0.4844988089%
KY101	Livingston County, Kentucky	0.2056037847%
KY102	Logan County, Kentucky	0.4041639043%
KY103	London City, Kentucky	0.1961505806%
KY104	Loyall City, Kentucky	0.0033160280%
KY105	Lynch City, Kentucky	0.0027455331%
KY106	Lyndon City, Kentucky	0.0748780766%
KY107	Lyon County, Kentucky	0.1367346673%
KY108	Madison County, Kentucky	1.1073052673%
KY109	Madisonville City, Kentucky	0.3927355489%
KY110	Magoffin County, Kentucky	0.3084779576%
KY111	Manchester City, Kentucky	0.1800397241%
KY112	Marion County, Kentucky	0.3140811783%
KY113	Marshall County, Kentucky	0.6110803392%
KY114	Martin County, Kentucky	0.4586073959%
KY115	Mason County, Kentucky	0.3538044741%
KY116	McCracken County, Kentucky	0.3377504933%
KY117	McCreary County, Kentucky	0.3011869230%
KY118	McLean County, Kentucky	0.1433881867%
KY119	Meade County, Kentucky	0.3762152436%
KY120	Menifee County, Kentucky	0.1152561711%
KY121	Mercer County, Kentucky	0.4275256395%
KY122	Metcalfe County, Kentucky	0.1167070889%
KY123	Monroe County, Kentucky	0.2890192303%
KY124	Montgomery County, Kentucky	0.7103789505%
KY125	Morehead City, Kentucky	0.1176937487%
KY126	Morgan County, Kentucky	0.0505889526%
KY127	Morganfield City, Kentucky	0.1082087956%
KY128	Mount Washington City, Kentucky	0.0667863672%
KY129	Muhlenberg County, Kentucky	0.6182711015%
KY130	Murray City, Kentucky	0.5765962314%
KY131	Nelson County, Kentucky	0.4816564321%
KY132	Newport City, Kentucky	0.7312996326%
KY133	Nicholas County, Kentucky	0.1324383199%
KY134	Nicholasville City, Kentucky	0.3723153354%
KY135	Ohio County, Kentucky	0.4467150643%
KY136	Oldham County, Kentucky	0.8061439877%
KY137	Owen County, Kentucky	0.2198857418%
KY138	Owensboro City, Kentucky	0.5118319344%
KY139	Owsley County, Kentucky	0.1294761331%
KY140	Paducah City, Kentucky	1.1041080161%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
KY141	Paintsville City, Kentucky	0.3642660363%
KY142	Pendleton County, Kentucky	0.3094900729%
KY143	Perry County, Kentucky	1.7685462770%
KY144	Pike County, Kentucky	2.8526994649%
KY145	Pineville City, Kentucky	0.0736606264%
KY146	Pippa Passes City, Kentucky	0.0150639864%
KY147	Powell County, Kentucky	0.5788951657%
KY148	Prestonsburg City, Kentucky	0.4197933602%
KY149	Pulaski County, Kentucky	0.8723902940%
KY150	Radcliff City, Kentucky	0.0391427032%
KY151	Richmond City, Kentucky	0.5069051167%
KY152	Robertson County, Kentucky	0.0346199801%
KY153	Rockcastle County, Kentucky	0.5575756021%
KY154	Rowan County, Kentucky	0.4245058255%
KY155	Russell City, Kentucky	0.1455248537%
KY156	Russell County, Kentucky	0.5341152854%
KY157	Russell Springs City, Kentucky	0.0155036343%
KY158	Scott County, Kentucky	0.6332443967%
KY159	Shelby County, Kentucky	0.5093783884%
KY160	Shelbyville City, Kentucky	0.1168374662%
KY161	Shepherdsville City, Kentucky	0.1717991328%
KY162	Shively City, Kentucky	0.1040826057%
KY163	Simpson County, Kentucky	0.3109188228%
KY164	Somerset City, Kentucky	0.3108498299%
KY165	South Shore City, Kentucky	0.0058748246%
KY166	Spencer County, Kentucky	0.2447695951%
KY167	St. Matthews City, Kentucky	0.1131834246%
KY168	Taylor County, Kentucky	0.1908446071%
KY169	Todd County, Kentucky	0.1788746408%
KY170	Trigg County, Kentucky	0.2047738501%
KY171	Trimble County, Kentucky	0.1174427629%
KY172	Union County, Kentucky	0.2531192882%
KY173	Vanceburg City, Kentucky	0.0340027072%
KY174	Warfield City, Kentucky	0.0001148786%
KY175	Warren County, Kentucky	0.9893070387%
KY176	Washington County, Kentucky	0.1549834119%
KY177	Wayne County, Kentucky	0.3477965951%
KY178	Webster County, Kentucky	0.2371207742%
KY179	West Liberty City, Kentucky	0.1691975502%
KY180	Whitesburg City, Kentucky	0.0507126138%
KY181	Whitley County, Kentucky	2.0341464266%
KY182	Winchester City, Kentucky	0.4646999075%
KY183	Wolfe County, Kentucky	0.2600699609%
KY184	Woodford County, Kentucky	0.4375495264%
KY185	Worthington City, Kentucky	0.0263144349%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation
LA2	Acadia Parish, Louisiana
LA4	Allen Parish, Louisiana
LA5	Ascension Parish, Louisiana
LA6	Assumption Parish, Louisiana
LA7	Avoyelles Parish, Louisiana
LA12	Beauregard Parish, Louisiana
LA14	Bienville Parish, Louisiana
LA17	Bossier Parish, Louisiana
LA19	Caddo Parish, Louisiana
LA20	Calcasieu Parish, Louisiana
LA21	Caldwell Parish, Louisiana
LA22	Cameron Parish, Louisiana
LA23	Catahoula Parish, Louisiana
LA25	Claiborne Parish, Louisiana
LA26	Concordia Parish, Louisiana
LA29	De Soto Parish, Louisiana
LA33	East Carroll Parish, Louisiana
LA34	East Feliciana Parish, Louisiana
LA36	Evangeline Parish, Louisiana
LA39	Franklin Parish, Louisiana
LA42	Grant Parish, Louisiana	Allocations in
LA46	Iberia Parish, Louisiana	Louisiana will be
LA47	Iberville Parish, Louisiana	made in accordance
LA48	Jackson Parish, Louisiana	with the Louisiana
LA50	Jefferson Davis Parish, Louisiana	State-Local
LA51	Jefferson Parish, Louisiana	Government Opioid
LA54	Lafourche Parish, Louisiana	Litigation
LA57	Lasalle Parish, Louisiana	Memorandum of
LA58	Lincoln Parish, Louisiana	Understanding
LA59	Livingston Parish, Louisiana
LA61	Madison Parish, Louisiana
LA66	Morehouse Parish, Louisiana
LA69	Natchitoches Parish, Louisiana
LA74	Ouachita Parish, Louisiana
LA78	Plaquemines Parish, Louisiana
LA79	Pointe Coupee Parish, Louisiana
LA80	Rapides Parish, Louisiana
LA81	Red River Parish, Louisiana
LA82	Richland Parish, Louisiana
LA85	Sabine Parish, Louisiana
LA88	St Bernard Parish, Louisiana
LA89	St Charles Parish, Louisiana
LA90	St Helena Parish, Louisiana
LA91	St James Parish, Louisiana
LA92	St John The Baptist Parish, Louisiana
LA93	St Landry Parish, Louisiana
LA94	St Martin Parish, Louisiana

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

LA95	St Mary Parish, Louisiana
LA96	St Tammany Parish, Louisiana
LA99	Tangipahoa Parish, Louisiana
LA100	Tensas Parish, Louisiana
LA102	Union Parish, Louisiana
LA103	Vermilion Parish, Louisiana
LA104	Vernon Parish, Louisiana
LA105	Washington Parish, Louisiana
LA106	Webster Parish, Louisiana
LA107	West Baton Rouge Parish, Louisiana
LA108	West Carroll Parish, Louisiana
LA109	West Feliciana Parish, Louisiana
LA112	Winn Parish, Louisiana
LA115	East Baton Rouge Parish, Louisiana
LA116	Lafayette Parish, Louisiana
LA117	Orleans Parish, Louisiana
LA118	Terrebonne Parish, Louisiana
LA119	Sheriff of Acadia Parish, Louisiana
LA120	Sheriff of Allen Parish, Louisiana
LA121	Sheriff of Ascension Parish, Louisiana
LA122	Sheriff of Assumption Parish, Louisiana
LA123	Sheriff of Avoyelles Parish, Louisiana
LA124	Sheriff of Beauregard Parish, Louisiana	Allocations in
LA125	Sheriff of Bienville Parish, Louisiana	Louisiana will be
LA126	Sheriff of Bossier Parish, Louisiana	made in accordance
LA127	Sheriff of Caddo Parish, Louisiana	with the Louisiana
LA128	Sheriff of Calcasieu Parish, Louisiana	State-Local
LA129	Sheriff of Caldwell Parish, Louisiana	Government Opioid
LA130	Sheriff of Cameron Parish, Louisiana	Litigation
LA131	Sheriff of Catahoula Parish, Louisiana	Memorandum of
LA132	Sheriff of Claiborne Parish, Louisiana	Understanding
LA133	Sheriff of Concordia Parish, Louisiana
LA134	Sheriff of De Soto Parish, Louisiana
LA135	Sheriff of East Baton Rouge Parish, Louisiana
LA136	Sheriff of East Carroll Parish, Louisiana
LA137	Sheriff of East Feliciana Parish, Louisiana
LA138	Sheriff of Evangeline Parish, Louisiana
LA139	Sheriff of Franklin Parish, Louisiana
LA140	Sheriff of Grant Parish, Louisiana
LA141	Sheriff of Iberia Parish, Louisiana
LA142	Sheriff of Iberville Parish, Louisiana
LA143	Sheriff of Jackson Parish, Louisiana
LA144	Sheriff of Jefferson Davis Parish, Louisiana
LA145	Sheriff of Jefferson Parish, Louisiana

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

LA146	Sheriff of Lafayette Parish, Louisiana
LA147	Sheriff of Lafourche Parish, Louisiana
LA148	Sheriff of Lasalle Parish, Louisiana
LA149	Sheriff of Lincoln Parish, Louisiana
LA150	Sheriff of Livingston Parish, Louisiana
LA151	Sheriff of Madison Parish, Louisiana
LA152	Sheriff of Morehouse Parish, Louisiana
LA153	Sheriff of Natchitoches Parish, Louisiana
LA154	Sheriff of Orleans Parish, Louisiana
LA155	Sheriff of Ouachita Parish, Louisiana
LA156	Sheriff of Plaquemines Parish, Louisiana
LA157	Sheriff of Pointe Coupee Parish, Louisiana
LA158	Sheriff of Rapides Parish, Louisiana
LA159	Sheriff of Red River Parish, Louisiana
LA160	Sheriff of Richland Parish, Louisiana
LA161	Sheriff of Sabine Parish, Louisiana
LA162	Sheriff of St Bernard Parish, Louisiana
LA163	Sheriff of St Charles Parish, Louisiana	Allocations in
LA164	Sheriff of St Helena Parish, Louisiana	Louisiana will be
LA165	Sheriff of St James Parish, Louisiana	made in accordance
LA166	Sheriff of St John The Baptist Parish, Louisiana	with the Louisiana
LA167	Sheriff of St Landry Parish, Louisiana	State-Local
LA168	Sheriff of St Martin Parish, Louisiana	Government Opioid
LA169	Sheriff of St Mary Parish, Louisiana	Litigation
LA170	Sheriff of St Tammany Parish, Louisiana	Memorandum of
LA171	Sheriff of Tangipahoa Parish, Louisiana	Understanding
LA172	Sheriff of Tensas Parish, Louisiana
LA173	Sheriff of Terrebonne Parish, Louisiana
LA174	Sheriff of Union Parish, Louisiana
LA175	Sheriff of Vermilion Parish, Louisiana
LA176	Sheriff of Vernon Parish, Louisiana
LA177	Sheriff of Washington Parish, Louisiana
LA178	Sheriff of Webster Parish, Louisiana
LA179	Sheriff of West Baton Rouge Parish, Louisiana
LA180	Sheriff of West Carroll Parish, Louisiana
LA181	Sheriff of West Feliciana Parish, Louisiana
LA182	Sheriff of Winn Parish, Louisiana

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
ME1	Androscoggin County, Maine	1.6799535986%
ME2	Aroostook County, Maine	4.0537116218%
ME3	Auburn City, Maine	2.6283332826%
ME4	Augusta City, Maine	3.6779545807%
ME5	Bangor City, Maine	5.2042873123%
ME6	Biddeford City, Maine	2.7393997300%
ME7	Brunswick Town, Maine	1.6113929261%
ME8	Calais City, Maine	0.8369049504%
ME9	Cumberland County, Maine	3.5025701951%
ME10	Falmouth Town, Maine	1.2353278939%
ME11	Franklin County, Maine	1.9717572454%
ME12	Gorham Town, Maine	1.4582940317%
ME13	Hancock County, Maine	3.8494340111%
ME14	Kennebec County, Maine	4.9959268385%
ME15	Kennebunk Town, Maine	0.2185679049%
ME16	Knox County, Maine	2.1010369789%
ME17	Lewiston City, Maine	4.3451006968%
ME18	Lincoln County, Maine	2.1621727981%
ME19	Orono Town, Maine	0.2094180830%
ME20	Oxford County, Maine	3.8454418782%
ME21	Penobscot County, Maine	6.7801027597%
ME22	Piscataquis County, Maine	1.2760851978%
ME23	Portland City, Maine	7.2016026249%
ME24	Rockland City, Maine	0.6184398003%
ME25	Saco City, Maine	0.4366518238%
ME26	Sagadahoc County, Maine	1.9708146889%
ME27	Sanford City, Maine	2.6908215844%
ME28	Scarborough Town, Maine	1.8363769930%
ME29	Somerset County, Maine	3.6977198467%
ME30	South Portland City, Maine	2.2275994495%
ME31	Standish Town, Maine	0.0664145731%
ME32	Waldo County, Maine	2.4723925078%
ME33	Washington County, Maine	2.6998574469%
ME34	Waterville City, Maine	2.8132809688%
ME35	Wells Town, Maine	0.2541311729%
ME36	Westbrook City, Maine	1.5416150467%
ME37	Windham Town, Maine	0.1935482073%
ME38	York County, Maine	6.7950503019%
ME39	York Town, Maine	2.1005084476%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MD1	Aberdeen City, Maryland	0.0372796529%
MD2	Allegany County, Maryland	1.6120411494%
MD3	Annapolis City, Maryland	0.2413230958%
MD4	Anne Arundel County, Maryland	9.5850095156%
MD5	Baltimore City, Maryland	20.9970334354%
MD6	Baltimore County, Maryland	17.7565394434%
MD7	Bel Air Town, Maryland	0.0322364280%
MD8	Berlin Town, Maryland	0.0109236186%
MD9	Bowie City, Maryland	0.0263270946%
MD10	Calvert County, Maryland	1.6948343688%
MD11	Cambridge City, Maryland	0.0196746185%
MD12	Caroline County, Maryland	0.5865017850%
MD13	Carroll County, Maryland	2.9605563001%
MD14	Cecil County, Maryland	3.7958577634%
MD15	Charles County, Maryland	1.9663409179%
MD16	Charlestown, Maryland	0.0013846587%
MD17	College Park City, Maryland	0.0050334845%
MD18	Cottage City Town, Maryland	0.0015972023%
MD19	Cumberland City, Maryland	0.1627132426%
MD20	Dorchester County, Maryland	0.3951913125%
MD21	Easton Town, Maryland	0.0630108370%
MD22	Elkton Town, Maryland	0.0884110160%
MD23	Forest Heights Town, Maryland	0.0014812182%
MD24	Frederick City, Maryland	0.1530889274%
MD25	Frederick County, Maryland	3.4957333212%
MD26	Frostburg City, Maryland	0.0194678741%
MD27	Gaithersburg City, Maryland	0.0243966914%
MD28	Garrett County, Maryland	0.3513434690%
MD29	Grantsville Town, Maryland	0.0002207076%
MD30	Greenbelt City, Maryland	0.0369938028%
MD31	Hagerstown City, Maryland	0.1829328174%
MD32	Harford County, Maryland	5.1958110720%
MD33	Havre De Grace City, Maryland	0.0458009931%
MD34	Howard County, Maryland	3.2487213744%
MD35	Hyattsville City, Maryland	0.0127377562%
MD36	Kent County, Maryland	0.4683852152%
MD37	Laurel City, Maryland	0.0300516480%
MD38	Montgomery County, Maryland	8.5574378958%
MD39	Mountain Lake Park Town, Maryland	0.0001004445%
MD40	New Carrollton City, Maryland	0.0062727689%
MD41	North Brentwood Town, Maryland	0.0000662686%
MD42	North East Town, Maryland	0.0183814522%
MD43	Oakland Town, Maryland	0.0011777453%
MD44	Perryville Town, Maryland	0.0184160785%
MD45	Prince Georges County, Maryland	7.1382650655%
MD46	Queen Annes County, Maryland	0.7381792535%
MD47	Rockville City, Maryland	0.0611045878%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MD48	Salisbury City, Maryland	0.1347806691%
MD49	Seat Pleasant City, Maryland	0.0040128808%
MD50	Somerset County, Maryland	0.3875128839%
MD51	St Marys County, Maryland	1.3684562511%
MD52	Takoma Park City, Maryland	0.0195596479%
MD53	Talbot County, Maryland	0.4896824850%
MD54	Upper Marlboro Town, Maryland	0.0009443695%
MD55	Vienna Town, Maryland	0.0001582676%
MD56	Washington County, Maryland	3.0474490505%
MD57	Westminster City, Maryland	0.0440087573%
MD58	Wicomico County, Maryland	1.6694422411%
MD59	Worcester County, Maryland	0.9876031064%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MA1	Abington Town, Massachusetts	0.2400899791%
MA2	Acton Town, Massachusetts	0.1586479343%
MA3	Acushnet Town, Massachusetts	0.1547305792%
MA4	Adams Town, Massachusetts	0.0189731986%
MA5	Agawam Town City, Massachusetts	0.4341901730%
MA6	Alford Town, Massachusetts	0.0007449491%
MA7	Amesbury Town City, Massachusetts	0.2580959424%
MA8	Amherst Town, Massachusetts	0.3675897982%
MA9	Andover Town, Massachusetts	0.7102727131%
MA10	Aquinnah Town, Massachusetts	0.0049293930%
MA11	Arlington Town, Massachusetts	0.3350233330%
MA12	Ashburnham Town, Massachusetts	0.0140160133%
MA13	Ashby Town, Massachusetts	0.0069876989%
MA14	Ashfield Town, Massachusetts	0.0027296132%
MA15	Ashland Town, Massachusetts	0.1613930923%
MA16	Athol Town, Massachusetts	0.0359559233%
MA17	Attleboro City, Massachusetts	0.9357205930%
MA18	Auburn Town, Massachusetts	0.3036683195%
MA19	Avon Town, Massachusetts	0.0739889948%
MA20	Ayer Town, Massachusetts	0.0179210686%
MA21	Barnstable County, Massachusetts	0.0639482242%
MA22	Barnstable Town City, Massachusetts	0.8578313582%
MA23	Barre Town, Massachusetts	0.0096522017%
MA24	Becket Town, Massachusetts	0.0067279376%
MA25	Bedford Town, Massachusetts	0.1982937972%
MA26	Belchertown, Massachusetts	0.3492785905%
MA27	Bellingham Town, Massachusetts	0.1961076781%
MA28	Belmont Town, Massachusetts	0.2420315678%
MA29	Berkley Town, Massachusetts	0.1212759115%
MA30	Berlin Town, Massachusetts	0.0397753511%
MA31	Bernardston Town, Massachusetts	0.0040751589%
MA32	Beverly City, Massachusetts	0.4801566147%
MA33	Billerica Town, Massachusetts	0.3870913124%
MA34	Blackstone Town, Massachusetts	0.0221473318%
MA35	Blandford Town, Massachusetts	0.0009007116%
MA36	Bolton Town, Massachusetts	0.0110088433%
MA37	Boston City, Massachusetts	10.5767780349%
MA38	Bourne Town, Massachusetts	0.3783946742%
MA39	Boxborough Town, Massachusetts	0.0399298051%
MA40	Boxford Town, Massachusetts	0.0912309051%
MA41	Boylston Town, Massachusetts	0.0562367737%
MA42	Braintree Town City, Massachusetts	0.4457226214%
MA43	Brewster Town, Massachusetts	0.1284470083%
MA44	Bridgewater Town, Massachusetts	0.0570448443%
MA45	Brimfield Town, Massachusetts	0.0355644757%
MA46	Bristol County, Massachusetts	0.1015083030%
MA47	Brockton City, Massachusetts	2.1170344615%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MA48	Brookfield Town, Massachusetts	0.0372953453%
MA49	Brookline Town, Massachusetts	0.8244968622%
MA50	Buckland Town, Massachusetts	0.0031396937%
MA51	Burlington Town, Massachusetts	0.3034752912%
MA52	Cambridge City, Massachusetts	4.3053779748%
MA53	Canton Town, Massachusetts	0.2909840866%
MA54	Carlisle Town, Massachusetts	0.0526144568%
MA55	Carver Town, Massachusetts	0.2179547901%
MA56	Charlemont Town, Massachusetts	0.0066765925%
MA57	Charlton Town, Massachusetts	0.0305379405%
MA58	Chatham Town, Massachusetts	0.1685335181%
MA59	Chelmsford Town, Massachusetts	0.3162632088%
MA60	Chelsea City, Massachusetts	0.5236031155%
MA61	Cheshire Town, Massachusetts	0.0015830626%
MA62	Chester Town, Massachusetts	0.0096828727%
MA63	Chesterfield Town, Massachusetts	0.0168042468%
MA64	Chicopee City, Massachusetts	0.8816952708%
MA65	Chilmark Town, Massachusetts	0.0062328576%
MA66	Clarksburg Town, Massachusetts	0.0303920178%
MA67	Clinton Town, Massachusetts	0.2371744557%
MA68	Cohasset Town, Massachusetts	0.1430861241%
MA69	Colrain Town, Massachusetts	0.0016018525%
MA70	Concord Town, Massachusetts	0.1749597704%
MA71	Conway Town, Massachusetts	0.0354590115%
MA72	Cummington Town, Massachusetts	0.0009757143%
MA73	Dalton Town, Massachusetts	0.0123034626%
MA74	Danvers Town, Massachusetts	0.4037368656%
MA75	Dartmouth Town, Massachusetts	0.5505881937%
MA76	Dedham Town, Massachusetts	0.3188835370%
MA77	Deerfield Town, Massachusetts	0.0872700035%
MA78	Dennis Town, Massachusetts	0.0970183530%
MA79	Dighton Town, Massachusetts	0.0228752705%
MA80	Douglas Town, Massachusetts	0.1659192613%
MA81	Dover Town, Massachusetts	0.0683428114%
MA82	Dracut Town, Massachusetts	0.2045887296%
MA83	Dudley Town, Massachusetts	0.0179390734%
MA84	Dukes County, Massachusetts	0.0054256244%
MA85	Dunstable Town, Massachusetts	0.0041607864%
MA86	Duxbury Town, Massachusetts	0.3742011756%
MA87	East Bridgewater Town, Massachusetts	0.2308047825%
MA88	East Brookfield Town, Massachusetts	0.0052365739%
MA89	East Longmeadow Town, Massachusetts	0.2715713403%
MA90	Eastham Town, Massachusetts	0.0786916528%
MA91	Easthampton Town City, Massachusetts	0.2670463228%
MA92	Easton Town, Massachusetts	0.5676857515%
MA93	Edgartown, Massachusetts	0.0809809332%
MA94	Egremont Town, Massachusetts	0.0050750540%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MA95	Erving Town, Massachusetts	0.0513752128%
MA96	Essex Town, Massachusetts	0.0113333487%
MA97	Everett City, Massachusetts	0.4368228534%
MA98	Fairhaven Town, Massachusetts	0.3265362625%
MA99	Fall River City, Massachusetts	2.1055901006%
MA100	Falmouth Town, Massachusetts	0.6632841320%
MA101	Fitchburg City, Massachusetts	0.6913634212%
MA102	Florida Town, Massachusetts	0.0170875086%
MA103	Foxborough Town, Massachusetts	0.2588100112%
MA104	Framingham Town, Massachusetts	0.6902310022%
MA105	Franklin Town City, Massachusetts	0.4506715894%
MA106	Freetown, Massachusetts	0.0347111837%
MA107	Gardner City, Massachusetts	0.3080580392%
MA108	Georgetown, Massachusetts	0.1361143365%
MA109	Gill Town, Massachusetts	0.0032293514%
MA110	Gloucester City, Massachusetts	0.4219402015%
MA111	Goshen Town, Massachusetts	0.0020598761%
MA112	Gosnold Town, Massachusetts	0.0011645031%
MA113	Grafton Town, Massachusetts	0.2787903277%
MA114	Granby Town, Massachusetts	0.1421420753%
MA115	Granville Town, Massachusetts	0.0205788719%
MA116	Great Barrington Town, Massachusetts	0.0238735954%
MA117	Greenfield Town City, Massachusetts	0.4522917084%
MA118	Groton Town, Massachusetts	0.0112861907%
MA119	Groveland Town, Massachusetts	0.0109548289%
MA120	Hadley Town, Massachusetts	0.1036658447%
MA121	Halifax Town, Massachusetts	0.0744074497%
MA122	Hamilton Town, Massachusetts	0.0148754814%
MA123	Hampden Town, Massachusetts	0.0086441416%
MA124	Hancock Town, Massachusetts	0.0080083205%
MA125	Hanover Town, Massachusetts	0.2979987927%
MA126	Hanson Town, Massachusetts	0.0306151413%
MA127	Hardwick Town, Massachusetts	0.0046489576%
MA128	Harvard Town, Massachusetts	0.1646144358%
MA129	Harwich Town, Massachusetts	0.2864309104%
MA130	Hatfield Town, Massachusetts	0.0627393895%
MA131	Haverhill City, Massachusetts	0.8142937865%
MA132	Hawley Town, Massachusetts	0.0002691301%
MA133	Heath Town, Massachusetts	0.0011790011%
MA134	Hingham Town, Massachusetts	0.4828724626%
MA135	Hinsdale Town, Massachusetts	0.0037015067%
MA136	Holbrook Town, Massachusetts	0.1222501079%
MA137	Holden Town, Massachusetts	0.0343745879%
MA138	Holland Town, Massachusetts	0.0238040885%
MA139	Holliston Town, Massachusetts	0.1672190621%
MA140	Holyoke City, Massachusetts	0.9664659552%
MA141	Hopedale Town, Massachusetts	0.1372305825%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MA142	Hopkinton Town, Massachusetts	0.2027514537%
MA143	Hubbardston Town, Massachusetts	0.0076647112%
MA144	Hudson Town, Massachusetts	0.1994512345%
MA145	Hull Town, Massachusetts	0.1954841045%
MA146	Huntington Town, Massachusetts	0.0026561285%
MA147	Ipswich Town, Massachusetts	0.2079635850%
MA148	Kingston Town, Massachusetts	0.1369378473%
MA149	Lakeville Town, Massachusetts	0.0202228058%
MA150	Lancaster Town, Massachusetts	0.0116656002%
MA151	Lanesborough Town, Massachusetts	0.0575248505%
MA152	Lawrence City, Massachusetts	1.4758837913%
MA153	Lee Town, Massachusetts	0.1519018348%
MA154	Leicester Town, Massachusetts	0.1926291380%
MA155	Lenox Town, Massachusetts	0.1609461124%
MA156	Leominster City, Massachusetts	0.7902530708%
MA157	Leverett Town, Massachusetts	0.0395342227%
MA158	Lexington Town, Massachusetts	0.5090924410%
MA159	Leyden Town, Massachusetts	0.0007689206%
MA160	Lincoln Town, Massachusetts	0.1099619285%
MA161	Littleton Town, Massachusetts	0.1043597104%
MA162	Longmeadow Town, Massachusetts	0.2992108201%
MA163	Lowell City, Massachusetts	1.0242474790%
MA164	Ludlow Town, Massachusetts	0.3042665608%
MA165	Lunenburg Town, Massachusetts	0.1916440550%
MA166	Lynn City, Massachusetts	1.5917595154%
MA167	Lynnfield Town, Massachusetts	0.2333154069%
MA168	Malden City, Massachusetts	0.4659742140%
MA169	Manchester-By-The-Sea Town, Massachusetts	0.0201100664%
MA170	Mansfield Town, Massachusetts	0.6816694002%
MA171	Marblehead Town, Massachusetts	0.3485912672%
MA172	Marion Town, Massachusetts	0.0698025620%
MA173	Marlborough City, Massachusetts	0.3668295136%
MA174	Marshfield Town, Massachusetts	0.4930551259%
MA175	Mashpee Town, Massachusetts	0.3459150927%
MA176	Mattapoisett Town, Massachusetts	0.0843720139%
MA177	Maynard Town, Massachusetts	0.1014940666%
MA178	Medfield Town, Massachusetts	0.2083772770%
MA179	Medford City, Massachusetts	0.3972200658%
MA180	Medway Town, Massachusetts	0.1940731867%
MA181	Melrose City, Massachusetts	0.2296395466%
MA182	Mendon Town, Massachusetts	0.0164096065%
MA183	Merrimac Town, Massachusetts	0.0100336001%
MA184	Methuen Town City, Massachusetts	0.7149217230%
MA185	Middleborough Town, Massachusetts	0.3933419654%
MA186	Middlefield Town, Massachusetts	0.0003252381%
MA187	Middleton Town, Massachusetts	0.0917093411%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MA188	Milford Town, Massachusetts	0.5323916620%
MA189	Millbury Town, Massachusetts	0.2332340712%
MA190	Millis Town, Massachusetts	0.0999797258%
MA191	Millville Town, Massachusetts	0.0062130209%
MA192	Milton Town, Massachusetts	0.3520463069%
MA193	Monroe Town, Massachusetts	0.0001025332%
MA194	Monson Town, Massachusetts	0.1266258006%
MA195	Montague Town, Massachusetts	0.0291412591%
MA196	Monterey Town, Massachusetts	0.0042137017%
MA197	Montgomery Town, Massachusetts	0.0002324400%
MA198	Mt Washington Town, Massachusetts	0.0001746048%
MA199	Nahant Town, Massachusetts	0.0355497159%
MA200	Nantucket Town, Massachusetts	0.1102324194%
MA201	Natick Town, Massachusetts	0.3421702489%
MA202	Needham Town, Massachusetts	0.4914063771%
MA203	New Ashford Town, Massachusetts	0.0002677169%
MA204	New Bedford City, Massachusetts	2.3617391681%
MA205	New Braintree Town, Massachusetts	0.0013480056%
MA206	New Marlborough Town, Massachusetts	0.0032940955%
MA207	New Salem Town, Massachusetts	0.0024476600%
MA208	Newbury Town, Massachusetts	0.0135400372%
MA209	Newburyport City, Massachusetts	0.2905748435%
MA210	Newton City, Massachusetts	1.0088865481%
MA211	Norfolk County, Massachusetts	0.0563017795%
MA212	Norfolk Town, Massachusetts	0.0892988423%
MA213	North Adams City, Massachusetts	0.3428675166%
MA214	North Andover Town, Massachusetts	0.4494773051%
MA215	North Attleborough Town, Massachusetts	0.6369959028%
MA216	North Brookfield Town, Massachusetts	0.0698725924%
MA217	North Reading Town, Massachusetts	0.1664230820%
MA218	Northampton City, Massachusetts	0.5405649568%
MA219	Northborough Town, Massachusetts	0.2422641125%
MA220	Northbridge Town, Massachusetts	0.2823159735%
MA221	Northfield Town, Massachusetts	0.0153010544%
MA222	Norton Town, Massachusetts	0.4563834066%
MA223	Norwell Town, Massachusetts	0.2753854817%
MA224	Norwood Town, Massachusetts	0.3412282413%
MA225	Oak Bluffs Town, Massachusetts	0.0769116887%
MA226	Oakham Town, Massachusetts	0.0026269230%
MA227	Orange Town, Massachusetts	0.1376712816%
MA228	Orleans Town, Massachusetts	0.0935051641%
MA229	Otis Town, Massachusetts	0.0035269019%
MA230	Oxford Town, Massachusetts	0.2336229019%
MA231	Palmer Town City, Massachusetts	0.1621757259%
MA232	Paxton Town, Massachusetts	0.0115100470%
MA233	Peabody City, Massachusetts	0.7162928627%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MA234	Pelham Town, Massachusetts	0.0235476246%
MA235	Pembroke Town, Massachusetts	0.3388218249%
MA236	Pepperell Town, Massachusetts	0.0102363113%
MA237	Peru Town, Massachusetts	0.0011523603%
MA238	Petersham Town, Massachusetts	0.0159775433%
MA239	Phillipston Town, Massachusetts	0.0039835646%
MA240	Pittsfield City, Massachusetts	1.1541979937%
MA241	Plainfield Town, Massachusetts	0.0004986914%
MA242	Plainville Town, Massachusetts	0.0738004154%
MA243	Plymouth County, Massachusetts	0.0008974666%
MA244	Plymouth Town, Massachusetts	1.0727134492%
MA245	Plympton Town, Massachusetts	0.0311939123%
MA246	Princeton Town, Massachusetts	0.0094015998%
MA247	Provincetown, Massachusetts	0.0895015011%
MA248	Quincy City, Massachusetts	1.0277365393%
MA249	Randolph Town, Massachusetts	0.3517891103%
MA250	Raynham Town, Massachusetts	0.0739771661%
MA251	Reading Town, Massachusetts	0.2463903024%
MA252	Rehoboth Town, Massachusetts	0.0342848256%
MA253	Revere City, Massachusetts	0.5754964378%
MA254	Richmond Town, Massachusetts	0.0346755405%
MA255	Rochester Town, Massachusetts	0.0656757963%
MA256	Rockland Town, Massachusetts	0.3048431858%
MA257	Rockport Town, Massachusetts	0.1188536886%
MA258	Rowe Town, Massachusetts	0.0242459391%
MA259	Rowley Town, Massachusetts	0.0134543050%
MA260	Royalston Town, Massachusetts	0.0020739031%
MA261	Russell Town, Massachusetts	0.0012348998%
MA262	Rutland Town, Massachusetts	0.0122272562%
MA263	Salem City, Massachusetts	0.6254547137%
MA264	Salisbury Town, Massachusetts	0.0319290215%
MA265	Sandisfield Town, Massachusetts	0.0020719142%
MA266	Sandwich Town, Massachusetts	0.4944903815%
MA267	Saugus Town, Massachusetts	0.3330802265%
MA268	Savoy Town, Massachusetts	0.0103246605%
MA269	Scituate Town, Massachusetts	0.3938536371%
MA270	Seekonk Town, Massachusetts	0.3325159013%
MA271	Sharon Town, Massachusetts	0.3157804286%
MA272	Sheffield Town, Massachusetts	0.0066580643%
MA273	Shelburne Town, Massachusetts	0.0145706034%
MA274	Sherborn Town, Massachusetts	0.0361347676%
MA275	Shirley Town, Massachusetts	0.0049654026%
MA276	Shrewsbury Town, Massachusetts	0.6471205738%
MA277	Shutesbury Town, Massachusetts	0.0358178516%
MA278	Somerset Town, Massachusetts	0.2943717652%
MA279	Somerville City, Massachusetts	0.5538327759%
MA280	South Hadley Town, Massachusetts	0.3289508962%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
MA281	Southampton Town, Massachusetts	0.0773861993%
MA282	Southborough Town, Massachusetts	0.2173688486%
MA283	Southbridge Town City, Massachusetts	0.2906114812%
MA284	Southwick Town, Massachusetts	0.0165255910%
MA285	Spencer Town, Massachusetts	0.0203153945%
MA286	Springfield City, Massachusetts	3.4410224370%
MA287	Sterling Town, Massachusetts	0.0196759620%
MA288	Stockbridge Town, Massachusetts	0.0092305018%
MA289	Stoneham Town, Massachusetts	0.1669780908%
MA290	Stoughton Town, Massachusetts	0.3118943726%
MA291	Stow Town, Massachusetts	0.0087733680%
MA292	Sturbridge Town, Massachusetts	0.1235688557%
MA293	Sudbury Town, Massachusetts	0.1950193814%
MA294	Sunderland Town, Massachusetts	0.0394445127%
MA295	Sutton Town, Massachusetts	0.1720631416%
MA296	Swampscott Town, Massachusetts	0.2802270489%
MA297	Swansea Town, Massachusetts	0.3127370397%
MA298	Taunton City, Massachusetts	1.3156698571%
MA299	Templeton Town, Massachusetts	0.0167725290%
MA300	Tewksbury Town, Massachusetts	0.2526508477%
MA301	Tisbury Town, Massachusetts	0.0665566713%
MA302	Tolland Town, Massachusetts	0.0005593530%
MA303	Topsfield Town, Massachusetts	0.0713350646%
MA304	Townsend Town, Massachusetts	0.0093843801%
MA305	Truro Town, Massachusetts	0.0604250384%
MA306	Tyngsborough Town, Massachusetts	0.1162396935%
MA307	Tyringham Town, Massachusetts	0.0012803829%
MA308	Upton Town, Massachusetts	0.0211017442%
MA309	Uxbridge Town, Massachusetts	0.2255606716%
MA310	Wakefield Town, Massachusetts	0.2116065761%
MA311	Wales Town, Massachusetts	0.0147604390%
MA312	Walpole Town, Massachusetts	0.3194149930%
MA313	Waltham City, Massachusetts	0.5322671985%
MA314	Ware Town, Massachusetts	0.2035588439%
MA315	Wareham Town, Massachusetts	0.3595394490%
MA316	Warren Town, Massachusetts	0.0179304373%
MA317	Warwick Town, Massachusetts	0.0065997057%
MA318	Washington Town, Massachusetts	0.0004074112%
MA319	Watertown Town City, Massachusetts	0.2540965713%
MA320	Wayland Town, Massachusetts	0.2147389946%
MA321	Webster Town, Massachusetts	0.2405963644%
MA322	Wellesley Town, Massachusetts	0.4811483972%
MA323	Wellfleet Town, Massachusetts	0.0667808417%
MA324	Wendell Town, Massachusetts	0.0010508215%
MA325	Wenham Town, Massachusetts	0.0112119209%
MA326	West Boylston Town, Massachusetts	0.1222726663%
MA327	West Bridgewater Town, Massachusetts	0.1467598909%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation

MA328	West Brookfield Town, Massachusetts	0.0059191866%
MA329	West Newbury Town, Massachusetts	0.0086981560%
MA330	West Springfield Town City, Massachusetts	0.4627594653%
MA331	West Stockbridge Town, Massachusetts	0.0028401544%
MA332	West Tisbury Town, Massachusetts	0.0099183484%
MA333	Westborough Town, Massachusetts	0.5070384269%
MA334	Westfield City, Massachusetts	0.6538385669%
MA335	Westford Town, Massachusetts	0.2939962811%
MA336	Westhampton Town, Massachusetts	0.0199373981%
MA337	Westminster Town, Massachusetts	0.0226744436%
MA338	Weston Town, Massachusetts	0.2254658323%
MA339	Westport Town, Massachusetts	0.2811335179%
MA340	Westwood Town, Massachusetts	0.2903783084%
MA341	Weymouth Town City, Massachusetts	0.5656639786%
MA342	Whately Town, Massachusetts	0.0314223222%
MA343	Whitman Town, Massachusetts	0.0448742719%
MA344	Wilbraham Town, Massachusetts	0.0313150261%
MA345	Williamsburg Town, Massachusetts	0.0343998679%
MA346	Williamstown, Massachusetts	0.0783021941%
MA347	Wilmington Town, Massachusetts	0.2467559990%
MA348	Winchendon Town, Massachusetts	0.1830720373%
MA349	Winchester Town, Massachusetts	0.2570095300%
MA350	Windsor Town, Massachusetts	0.0005238144%
MA351	Winthrop Town City, Massachusetts	0.1505890537%
MA352	Woburn City, Massachusetts	0.3503541163%
MA353	Worcester City, Massachusetts	3.7929503518%
MA354	Worthington Town, Massachusetts	0.0015069609%
MA355	Wrentham Town, Massachusetts	0.0961794021%
MA356	Yarmouth Town, Massachusetts	0.1308391883%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MI1	Ada Township, Michigan	0.0073233482%
MI2	Adrian City, Michigan	0.0568370128%
MI3	Alcona County, Michigan	0.0834491179%
MI4	Alger County, Michigan	0.0785291215%
MI5	Algoma Township, Michigan	0.0029345640%
MI6	Allegan County, Michigan	0.7725881935%
MI7	Allen Park City, Michigan	0.1074735355%
MI8	Allendale Charter Township, Michigan	0.0077776425%
MI9	Alpena County, Michigan	0.3171935781%
MI10	Alpine Charter Township, Michigan	0.0025427083%
MI11	Ann Arbor City, Michigan	0.4632250874%
MI12	Antrim County, Michigan	0.2381005845%
MI13	Antwerp Township, Michigan	0.0013132895%
MI14	Arenac County, Michigan	0.1612057938%
MI15	Auburn Hills City, Michigan	0.1176899978%
MI16	Bangor Charter Township, Michigan	0.0109251027%
MI17	Baraga County, Michigan	0.0741112558%
MI18	Barry County, Michigan	0.4329702358%
MI19	Bath Charter Township, Michigan	0.0537968516%
MI20	Battle Creek City, Michigan	0.3423704436%
MI21	Bay City, Michigan	0.1147802745%
MI22	Bay County, Michigan	1.1009022938%
MI23	Bedford Township, Michigan	0.0412592343%
MI24	Benton Charter Township, Michigan	0.0907240950%
MI25	Benzie County, Michigan	0.1392597323%
MI26	Berkley City, Michigan	0.0358941044%
MI27	Berrien County, Michigan	1.2815190059%
MI28	Beverly Hills Village, Michigan	0.0460038135%
MI29	Big Rapids City, Michigan	0.0245076907%
MI30	Birmingham City, Michigan	0.1031004819%
MI31	Bloomfield Charter Township, Michigan	0.2395537286%
MI32	Branch County, Michigan	0.3413411577%
MI33	Brandon Charter Township, Michigan	0.0298468290%
MI34	Brighton Township, Michigan	0.0010123659%
MI35	Brownstown Charter Township, Michigan	0.1035238283%
MI36	Burton City, Michigan	0.0331836857%
MI37	Byron Township, Michigan	0.0143593354%
MI38	Cadillac City, Michigan	0.0992155073%
MI39	Caledonia Charter Township, Kent County, Michigan	0.0046151897%
MI40	Calhoun County, Michigan	1.6522746969%
MI41	Cannon Township, Michigan	0.0055382276%
MI42	Canton Charter Township, Michigan	0.2353019350%
MI43	Cascade Charter Township, Michigan	0.0202807109%
MI44	Cass County, Michigan	0.3685228029%
MI45	Charlevoix County, Michigan	0.1913266108%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MI46	Cheboygan County, Michigan	0.2827891794%
MI47	Chesterfield Charter Township, Michigan	0.2112831498%
MI48	Chippewa County, Michigan	0.2393040796%
MI49	Clare County, Michigan	0.4685534972%
MI50	Clawson City, Michigan	0.0233450803%
MI51	Clinton Charter Township, Michigan	0.5825283878%
MI52	Clinton County, Michigan	0.4823811618%
MI53	Coldwater City, Michigan	0.0129335184%
MI54	Commerce Charter Township, Michigan	0.0332785651%
MI55	Comstock Charter Township, Michigan	0.0141443213%
MI56	Cooper Charter Township, Michigan	0.0016050286%
MI57	Crawford County, Michigan	0.2577011831%
MI58	Davison Township, Michigan	0.0148016255%
MI59	Dearborn City, Michigan	0.5014825529%
MI60	Dearborn Heights City, Michigan	0.1763248603%
MI61	Delhi Charter Township, Michigan	0.0329269168%
MI62	Delta Charter Township, Michigan	0.0678675252%
MI63	Delta County, Michigan	0.2325433177%
MI64	Detroit City, Michigan	6.3675475252%
MI65	Dewitt Charter Township, Michigan	0.0615354244%
MI66	Dickinson County, Michigan	0.2475829616%
MI67	East Bay Township, Michigan	0.0024511576%
MI68	East Grand Rapids City, Michigan	0.0347010017%
MI69	East Lansing City, Michigan	0.1722118876%
MI70	Eastpointe City, Michigan	0.2806901834%
MI71	Eaton County, Michigan	0.8964627151%
MI72	Egelston Township, Michigan	0.0099077587%
MI73	Emmet County, Michigan	0.3034511111%
MI74	Emmett Charter Township, Michigan	0.0136208021%
MI75	Escanaba City, Michigan	0.0161625757%
MI76	Farmington City, Michigan	0.0368587005%
MI77	Farmington Hills City, Michigan	0.2763289545%
MI78	Fenton Charter Township, Michigan	0.0031005125%
MI79	Fenton City, Michigan	0.0802629568%
MI80	Ferndale City, Michigan	0.1491321203%
MI81	Flat Rock City, Michigan	0.0287479606%
MI82	Flint Charter Township, Michigan	0.0428009530%
MI83	Flint City, Michigan	2.6382255013%
MI84	Flushing Charter Township, Michigan	0.0062641566%
MI85	Fort Gratiot Charter Township, Michigan	0.0158007179%
MI86	Fraser City, Michigan	0.1340329179%
MI87	Frenchtown Charter Township, Michigan	0.0818078358%
MI88	Fruitport Charter Township, Michigan	0.0216336824%
MI89	Gaines Township, Kent County, Michigan	0.0150472599%
MI90	Garden City, Michigan	0.0602849815%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation

MI91	Garfield Charter Township, Michigan	0.0006805464%
MI92	Genesee Charter Township, Michigan	0.0216656939%
MI93	Genesee County, Michigan	1.8587109989%
MI94	Genoa Township, Michigan	0.0001265457%
MI95	Georgetown Charter Township, Michigan	0.0120538094%
MI96	Gladwin County, Michigan	0.3598571100%
MI97	Gogebic County, Michigan	0.1249651212%
MI98	Grand Blanc Charter Township, Michigan	0.0351159584%
MI99	Grand Haven Charter Township, Michigan	0.0188708587%
MI100	Grand Haven City, Michigan	0.0581929367%
MI101	Grand Rapids Charter Township, Michigan	0.0062871075%
MI102	Grand Rapids City, Michigan	1.2000276882%
MI103	Grand Traverse County, Michigan	0.8244466054%
MI104	Grandville City, Michigan	0.0465263367%
MI105	Gratiot County, Michigan	0.3147475181%
MI106	Green Oak Township, Michigan	0.0538361746%
MI107	Grosse Ile Township, Michigan	0.0358505107%
MI108	Grosse Pointe Park City, Michigan	0.0473791255%
MI109	Grosse Pointe Woods City, Michigan	0.0337630289%
MI110	Hamburg Township, Michigan	0.0567828826%
MI111	Hamtramck City, Michigan	0.1811320680%
MI112	Harper Woods City, Michigan	0.0505579556%
MI113	Harrison Charter Township, Michigan	0.1108972638%
MI114	Hartland Township, Michigan	0.0004881050%
MI115	Hazel Park City, Michigan	0.0736339264%
MI116	Highland Charter Township, Michigan	0.0294387306%
MI117	Highland Park City, Michigan	0.0391505779%
MI118	Hillsdale County, Michigan	0.3731855670%
MI119	Holland Charter Township, Michigan	0.0291739126%
MI120	Holland City, Michigan	0.1655890102%
MI121	Holly Township, Michigan	0.0040995334%
MI122	Houghton County, Michigan	0.2225642997%
MI123	Huron Charter Township, Michigan	0.0361363324%
MI124	Huron County, Michigan	0.2929757372%
MI125	Independence Charter Township, Michigan	0.0825378903%
MI126	Ingham County, Michigan	2.1348935205%
MI127	Inkster City, Michigan	0.1669443281%
MI128	Ionia City, Michigan	0.0449276471%
MI129	Ionia County, Michigan	0.4905636172%
MI130	Iosco County, Michigan	0.3212475898%
MI131	Iron County, Michigan	0.1102481228%
MI132	Iron Mountain City, Michigan	0.0091866455%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation

MI133	Isabella County, Michigan	0.5720204678%
MI134	Jackson City, Michigan	0.1764251010%
MI135	Jackson County, Michigan	1.0855421077%
MI136	Kalamazoo Charter Township, Michigan	0.0520230321%
MI137	Kalamazoo City, Michigan	0.3787268993%
MI138	Kalamazoo County, Michigan	1.9845600355%
MI139	Kalkaska County, Michigan	0.1646399668%
MI140	Kent County, Michigan	2.7808259408%
MI141	Kentwood City, Michigan	0.1423307082%
MI142	Keweenaw County, Michigan	0.0067676775%
MI143	Lake County, Michigan	0.0728348971%
MI144	Lansing City, Michigan	0.5307983425%
MI145	Lapeer County, Michigan	0.7916953951%
MI146	Leelanau County, Michigan	0.1237383482%
MI147	Lenawee County, Michigan	0.7878386566%
MI148	Lenox Township, Michigan	0.0111917816%
MI149	Leoni Township, Michigan	0.0090926074%
MI150	Lincoln Charter Township, Michigan	0.0178479538%
MI151	Lincoln Park City, Michigan	0.1588803292%
MI152	Livingston County, Michigan	1.3371907873%
MI153	Livonia City, Michigan	0.3999768720%
MI154	Luce County, Michigan	0.0638515493%
MI155	Lyon Charter Township, Michigan	0.0060287256%
MI156	Mackinac County, Michigan	0.0909538431%
MI157	Macomb County, Michigan	7.7242005849%
MI158	Macomb Township, Michigan	0.1081932941%
MI159	Madison Heights City, Michigan	0.1443184148%
MI160	Manistee County, Michigan	0.3120953798%
MI161	Marion Township, Livingston County, Michigan	0.0001988576%
MI162	Marquette City, Michigan	0.0313476613%
MI163	Marquette County, Michigan	0.5388637672%
MI164	Mason County, Michigan	0.2487294921%
MI165	Mecosta County, Michigan	0.3321355122%
MI166	Melvindale City, Michigan	0.0519698104%
MI167	Menominee County, Michigan	0.1580179806%
MI168	Meridian Charter Township, Michigan	0.0708027402%
MI169	Midland City, Michigan	0.3023071472%
MI170	Midland County, Michigan	0.5384703258%
MI171	Milford Charter Township, Michigan	0.0064275489%
MI172	Missaukee County, Michigan	0.1002815458%
MI173	Monitor Charter Township, Michigan	0.0044174736%
MI174	Monroe Charter Township, Michigan	0.0119729252%
MI175	Monroe City, Michigan	0.2101937979%
MI176	Monroe County, Michigan	1.5316423152%
MI177	Montcalm County, Michigan	0.6212351900%
MI178	Montmorency County, Michigan	0.0880221572%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation

MI179	Mount Clemens City, Michigan	0.0503004024%
MI180	Mount Morris Charter Township, Michigan	0.0046413043%
MI181	Mount Pleasant City, Michigan	0.0357778255%
MI182	Mundy Charter Township, Michigan	0.0150794621%
MI183	Muskegon Charter Township, Michigan	0.0360868180%
MI184	Muskegon City, Michigan	0.1748185396%
MI185	Muskegon County, Michigan	1.7053905386%
MI186	Muskegon Heights City, Michigan	0.0500451306%
MI187	New Baltimore City, Michigan	0.0480441296%
MI188	Newaygo County, Michigan	0.4671261358%
MI189	Niles City, Michigan	0.0583312847%
MI190	Niles Township, Michigan	0.0215348319%
MI191	Northville Charter Township, Michigan	0.0836973671%
MI192	Norton Shores City, Michigan	0.0701828658%
MI193	Novi City, Michigan	0.1465815056%
MI194	Oak Park City, Michigan	0.1037775542%
MI195	Oakland Charter Township, Michigan	0.0274353387%
MI196	Oakland County, Michigan	5.2264042066%
MI197	Oceana County, Michigan	0.2176466203%
MI198	Oceola Township, Michigan	0.0003615593%
MI199	Ogemaw County, Michigan	0.5563618764%
MI200	Ontonagon County, Michigan	0.0504349004%
MI201	Orion Charter Township, Michigan	0.0484616785%
MI202	Osceola County, Michigan	0.1924215950%
MI203	Oscoda County, Michigan	0.0981702870%
MI204	Oshtemo Charter Township, Michigan	0.0124389806%
MI205	Otsego County, Michigan	0.2838576775%
MI206	Ottawa County, Michigan	1.4829589190%
MI207	Owosso City, Michigan	0.0600391920%
MI208	Oxford Charter Township, Michigan	0.0220651355%
MI209	Park Township, Ottawa County, Michigan	0.0069409957%
MI210	Pittsfield Charter Township, Michigan	0.0254303905%
MI211	Plainfield Charter Township, Michigan	0.0147250675%
MI212	Plymouth Charter Township, Michigan	0.0619046968%
MI213	Pontiac City, Michigan	0.3007870303%
MI214	Port Huron Charter Township, Michigan	0.0144337077%
MI215	Port Huron City, Michigan	0.2605826060%
MI216	Portage City, Michigan	0.0982178051%
MI217	Presque Isle County, Michigan	0.1455220353%
MI218	Redford Charter Township, Michigan	0.2119761371%
MI219	Riverview City, Michigan	0.0482626131%
MI220	Rochester City, Michigan	0.0399194381%
MI221	Rochester Hills City, Michigan	0.0675866509%
MI222	Romulus City, Michigan	0.0931298734%
MI223	Roscommon County, Michigan	0.3840925607%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation

MI224	Roseville City, Michigan	0.4273474490%
MI225	Royal Oak City, Michigan	0.2596061973%
MI226	Saginaw Charter Township, Michigan	0.0692043420%
MI227	Saginaw City, Michigan	0.4307711416%
MI228	Saginaw County, Michigan	1.6118539630%
MI229	Sanilac County, Michigan	0.3468379663%
MI230	Sault Ste. Marie City, Michigan	0.0984697973%
MI231	Schoolcraft County, Michigan	0.0789566063%
MI232	Scio Charter Township, Michigan	0.0051527746%
MI233	Shelby Charter Township, Michigan	0.5065495239%
MI234	Shiawassee County, Michigan	0.7255393777%
MI235	South Lyon City, Michigan	0.0258956950%
MI236	Southfield City, Michigan	0.3934160797%
MI237	Southfield Township, Michigan	0.0001112995%
MI238	Southgate City, Michigan	0.0888423705%
MI239	Spring Lake Township, Michigan	0.0103960225%
MI240	Springfield Charter Township, Michigan	0.0044705319%
MI241	St Clair County, Michigan	1.9960063402%
MI242	St Joseph County, Michigan	0.4265691571%
MI243	St. Clair Shores City, Michigan	0.3399081996%
MI244	Sterling Heights City, Michigan	0.9407553377%
MI245	Sturgis City, Michigan	0.0599318930%
MI246	Summit Township, Jackson County, Michigan	0.0147223455%
MI247	Superior Charter Township, Michigan	0.0121236785%
MI248	Taylor City, Michigan	0.3764778630%
MI249	Texas Charter Township, Michigan	0.0052063171%
MI250	Thomas Township, Michigan	0.0127113988%
MI251	Traverse City, Michigan	0.0620311385%
MI252	Trenton City, Michigan	0.0481846521%
MI253	Troy City, Michigan	0.2360199679%
MI254	Tuscola County, Michigan	0.4432240961%
MI255	Tyrone Township, Livingston County, Michigan	0.0096355544%
MI256	Union Charter Township, Michigan	0.0000512255%
MI257	Van Buren Charter Township, Michigan	0.0686867403%
MI258	Van Buren County, Michigan	0.7628971716%
MI259	Vienna Charter Township, Genesee County, Michigan	0.0086448035%
MI260	Walker City, Michigan	0.0577159947%
MI261	Warren City, Michigan	1.1744758071%
MI262	Washington Township, Macomb County, Michigan	0.0808853142%
MI263	Washtenaw County, Michigan	2.3763653602%
MI264	Waterford Charter Township, Michigan	0.2186201385%
MI265	Wayne City, Michigan	0.0837926529%
MI266	Wayne County, Michigan	10.1863863702%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation

MI267	West Bloomfield Charter Township, Michigan	0.2622681115%
MI268	Westland City, Michigan	0.3261711153%
MI269	Wexford County, Michigan	0.2986947723%
MI270	White Lake Charter Township, Michigan	0.0585435626%
MI271	Wixom City, Michigan	0.0369421752%
MI272	Woodhaven City, Michigan	0.0571927749%
MI273	Wyandotte City, Michigan	0.0976772465%
MI274	Wyoming City, Michigan	0.2554463949%
MI275	Ypsilanti Charter Township, Michigan	0.0578793100%
MI276	Ypsilanti City, Michigan	0.0898598214%
MI277	Zeeland Charter Township, Michigan	0.0061508332%
MI278	Blackman Charter Township, Michigan	0.0000000000%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MN1	Aitkin County, Minnesota	0.5760578506%
MN4	Andover City, Minnesota	0.1364919451%
MN6	Anoka County, Minnesota	5.0386504681%
MN7	Apple Valley City, Minnesota	0.2990817345%
MN10	Becker County, Minnesota	0.6619330684%
MN11	Beltrami County, Minnesota	0.7640787093%
MN13	Benton County, Minnesota	0.6440948102%
MN15	Big Stone County, Minnesota	0.1194868775%
MN16	Blaine City, Minnesota	0.4249516913%
MN17	Bloomington City, Minnesota	0.4900195550%
MN18	Blue Earth County, Minnesota	0.6635420705%
MN20	Brooklyn Center City, Minnesota	0.1413853902%
MN21	Brooklyn Park City, Minnesota	0.2804136235%
MN22	Brown County, Minnesota	0.3325325416%
MN24	Burnsville City, Minnesota	0.5135361297%
MN25	Carlton County, Minnesota	0.9839591749%
MN26	Carver County, Minnesota	1.1452829660%
MN27	Cass County, Minnesota	0.8895681513%
MN31	Chippewa County, Minnesota	0.2092611794%
MN32	Chisago County, Minnesota	0.9950193750%
MN33	Clay County, Minnesota	0.9428475282%
MN34	Clearwater County, Minnesota	0.1858592043%
MN37	Cook County, Minnesota	0.1074594960%
MN38	Coon Rapids City, Minnesota	0.5772642445%
MN39	Cottage Grove City, Minnesota	0.2810994719%
MN40	Cottonwood County, Minnesota	0.1739065270%
MN41	Crow Wing County, Minnesota	1.1394859175%
MN43	Dakota County, Minnesota	4.4207140603%
MN44	Dodge County, Minnesota	0.2213963258%
MN45	Douglas County, Minnesota	0.6021779472%
MN46	Duluth City, Minnesota	1.1502115380%
MN47	Eagan City, Minnesota	0.3657951576%
MN49	Eden Prairie City, Minnesota	0.2552171573%
MN50	Edina City, Minnesota	0.1973054822%
MN54	Faribault County, Minnesota	0.2169409335%
MN57	Fillmore County, Minnesota	0.2329591105%
MN59	Freeborn County, Minnesota	0.3507169824%
MN62	Goodhue County, Minnesota	0.5616542387%
MN64	Grant County, Minnesota	0.0764556498%
MN67	Hennepin County, Minnesota	19.0624622262%
MN70	Houston County, Minnesota	0.3099019273%
MN71	Hubbard County, Minnesota	0.4582368775%
MN74	Inver Grove Heights City, Minnesota	0.2193400520%
MN75	Isanti County, Minnesota	0.7712992708%
MN76	Itasca County, Minnesota	1.1406408131%
MN77	Jackson County, Minnesota	0.1408950444%
MN78	Kanabec County, Minnesota	0.3078966750%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation

MN79	Kandiyohi County, Minnesota	0.1581167542%
MN80	Kittson County, Minnesota	0.0812834506%
MN81	Koochiching County, Minnesota	0.2612581866%
MN82	Lac Qui Parle County, Minnesota	0.0985665133%
MN83	Lake County, Minnesota	0.1827750321%
MN84	Lake of the Woods County, Minnesota	0.1123105028%
MN85	Lakeville City, Minnesota	0.2822249627%
MN86	Le Sueur County, Minnesota	0.3225703347%
MN87	Lincoln County, Minnesota	0.1091919984%
MN90	Lyon County, Minnesota	0.2935118186%
MN91	Mahnomen County, Minnesota	0.1416417688%
MN92	Mankato City, Minnesota	0.3698584321%
MN93	Maple Grove City, Minnesota	0.1814019047%
MN94	Maplewood City, Minnesota	0.1875101678%
MN96	Marshall County, Minnesota	0.1296352091%
MN97	Martin County, Minnesota	0.2543064014%
MN98	McLeod County, Minnesota	0.1247104518%
MN99	Meeker County, Minnesota	0.3744031515%
MN101	Mille Lacs County, Minnesota	0.9301506696%
MN102	Minneapolis City, Minnesota	4.8777618689%
MN103	Minnetonka City, Minnesota	0.1967231071%
MN105	Moorhead City, Minnesota	0.4337377038%
MN106	Morrison County, Minnesota	0.7178981419%
MN108	Mower County, Minnesota	0.5801769149%
MN109	Murray County, Minnesota	0.1348775389%
MN113	Nicollet County, Minnesota	0.1572381053%
MN114	Nobles County, Minnesota	0.1562005112%
MN115	Norman County, Minnesota	0.1087596675%
MN118	North St. Paul City, Minnesota	0.0575844069%
MN121	Olmsted County, Minnesota	1.9236715095%
MN123	Otter Tail County, Minnesota	0.8336175419%
MN125	Pennington County, Minnesota	0.3082576395%
MN126	Pine County, Minnesota	0.5671222707%
MN127	Pipestone County, Minnesota	0.1535154503%
MN128	Plymouth City, Minnesota	0.1762541473%
MN129	Polk County, Minnesota	0.8654291474%
MN130	Pope County, Minnesota	0.1870129873%
MN132	Proctor City, Minnesota	0.0214374128%
MN134	Ramsey County, Minnesota	7.1081424150%
MN135	Red Lake County, Minnesota	0.0532649128%
MN137	Redwood County, Minnesota	0.2809842367%
MN138	Renville County, Minnesota	0.2706888807%
MN139	Rice County, Minnesota	0.2674764398%
MN140	Richfield City, Minnesota	0.2534018444%
MN142	Rochester City, Minnesota	0.7363082849%
MN143	Rock County, Minnesota	0.2043437336%
MN145	Roseau County, Minnesota	0.2517872793%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation

MN147	Roseville City, Minnesota	0.1721905549%
MN150	Savage City, Minnesota	0.1883576635%
MN151	Scott County, Minnesota	1.3274301646%
MN152	Shakopee City, Minnesota	0.2879873611%
MN153	Sherburne County, Minnesota	1.2543449472%
MN155	Sibley County, Minnesota	0.2393480708%
MN157	St Louis County, Minnesota	4.7407767170%
MN158	St. Cloud City, Minnesota	0.7330089009%
MN159	St. Louis Park City, Minnesota	0.1476314588%
MN161	St. Paul City, Minnesota	3.7475206798%
MN163	Stearns County, Minnesota	2.4158085321%
MN164	Steele County, Minnesota	0.3969975263%
MN165	Stevens County, Minnesota	0.1439474275%
MN167	Swift County, Minnesota	0.1344167568%
MN168	Todd County, Minnesota	0.4180909817%
MN169	Traverse County, Minnesota	0.0903964134%
MN172	Wabasha County, Minnesota	0.3103038997%
MN174	Wadena County, Minnesota	0.2644094337%
MN175	Waseca County, Minnesota	0.2857912156%
MN176	Washington County, Minnesota	3.0852862513%
MN177	Watonwan County, Minnesota	0.1475626356%
MN181	Wilkin County, Minnesota	0.0937962507%
MN184	Winona County, Minnesota	0.7755267356%
MN185	Woodbury City, Minnesota	0.4677270172%
MN187	Wright County, Minnesota	1.6985269385%
MN188	Yellow Medicine County, Minnesota	0.1742264836%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MS1	Adams County, Mississippi	0.8956930256%
MS2	Alcorn County, Mississippi	0.0576362452%
MS3	Amite County, Mississippi	0.2746164929%
MS4	Amory City, Mississippi	0.2116793450%
MS5	Arcola Town, Mississippi	0.0010556367%
MS6	Attala County, Mississippi	0.4297756502%
MS7	Bay St. Louis City, Mississippi	0.0311287683%
MS8	Benton County, Mississippi	0.1960984974%
MS9	Biloxi City, Mississippi	0.6645430129%
MS10	Bolivar County, Mississippi	0.5038616841%
MS11	Brandon City, Mississippi	0.5570720591%
MS12	Brookhaven City, Mississippi	0.4683584117%
MS13	Byram City, Mississippi	0.0546025247%
MS14	Caledonia Town, Mississippi	0.0029950314%
MS15	Calhoun County, Mississippi	0.4153642017%
MS16	Canton City, Mississippi	0.3608383968%
MS17	Carroll County, Mississippi	0.2031873312%
MS18	Charleston City, Mississippi	0.0470339459%
MS19	Chickasaw County, Mississippi	0.5109289507%
MS21	Claiborne County, Mississippi	0.1646839236%
MS22	Clarke County, Mississippi	0.5114179153%
MS23	Clarksdale City, Mississippi	0.2773833408%
MS24	Clay County, Mississippi	0.1860006383%
MS25	Cleveland City, Mississippi	0.1374693414%
MS26	Clinton City, Mississippi	0.3236377422%
MS27	Coahoma County, Mississippi	0.4236538797%
MS28	Columbia City, Mississippi	0.1695070569%
MS29	Columbus City, Mississippi	0.7040334045%
MS30	Copiah County, Mississippi	0.7218083365%
MS31	Corinth City, Mississippi	1.5766265587%
MS32	Covington County, Mississippi	0.6154970684%
MS33	Desoto County, Mississippi	2.2451071357%
MS34	Diamondhead City, Mississippi	0.0001700675%
MS35	D'Iberville City, Mississippi	0.0448052883%
MS36	Forrest County, Mississippi	3.0519047573%
MS37	Franklin County, Mississippi	0.2573415560%
MS38	Gautier City, Mississippi	0.1317718341%
MS39	George County, Mississippi	1.0370803395%
MS40	Greene County, Mississippi	0.2945486312%
MS41	Greenville City, Mississippi	0.0840582768%
MS42	Greenwood City, Mississippi	0.5924200813%
MS43	Grenada City, Mississippi	0.0559331010%
MS44	Grenada County, Mississippi	0.5257141196%
MS45	Gulfport City, Mississippi	8.3397025495%
MS46	Hancock County, Mississippi	2.4053819819%
MS47	Harrison County, Mississippi	1.2833704733%
MS48	Hattiesburg City, Mississippi	0.3234604308%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MS49	Hernando City, Mississippi	0.4422243258%
MS50	Hinds County, Mississippi	2.0886225058%
MS51	Holly Springs City, Mississippi	0.1628357363%
MS52	Holmes County, Mississippi	0.3324473362%
MS53	Horn Lake City, Mississippi	0.6520350689%
MS54	Humphreys County, Mississippi	0.1373820850%
MS55	Indianola City, Mississippi	0.0232047435%
MS56	Issaquena County, Mississippi	0.0175702913%
MS57	Itawamba County, Mississippi	1.0517575083%
MS58	Iuka City, Mississippi	0.2854580062%
MS59	Jackson City, Mississippi	2.6937777267%
MS60	Jackson County, Mississippi	7.6559251195%
MS61	Jasper County, Mississippi	0.3922495132%
MS62	Jefferson County, Mississippi	0.0985248779%
MS63	Jefferson Davis County, Mississippi	0.3514408929%
MS64	Jones County, Mississippi	2.2234728410%
MS65	Jonestown, Mississippi	0.0093341195%
MS66	Kemper County, Mississippi	0.2223493091%
MS67	Kosciusko City, Mississippi	0.0408594923%
MS68	Lafayette County, Mississippi	0.7049370835%
MS69	Lamar County, Mississippi	1.3105353358%
MS70	Lauderdale County, Mississippi	1.4707252306%
MS71	Laurel City, Mississippi	0.1485722943%
MS72	Lawrence County, Mississippi	0.3428558606%
MS73	Leake County, Mississippi	0.5798006796%
MS74	Leakesville Town, Mississippi	0.0098357610%
MS75	Lee County, Mississippi	1.4759031513%
MS76	Leflore County, Mississippi	0.1018315625%
MS77	Lincoln County, Mississippi	0.5740717271%
MS78	Long Beach City, Mississippi	0.1390600402%
MS79	Lowndes County, Mississippi	0.9390202250%
MS80	Lumberton City, Mississippi	0.0397836057%
MS81	Madison City, Mississippi	0.5726048335%
MS82	Madison County, Mississippi	1.0788558585%
MS83	Marion County, Mississippi	1.6274197695%
MS84	Marshall County, Mississippi	0.6280998419%
MS85	McComb City, Mississippi	1.1131798538%
MS86	McLain Town, Mississippi	0.0044584678%
MS87	Meridian City, Mississippi	1.1164172272%
MS88	Monroe County, Mississippi	0.8130759595%
MS90	Morton City, Mississippi	0.0606772097%
MS91	Moss Point City, Mississippi	0.0032841297%
MS92	Mound Bayou City, Mississippi	0.0140956794%
MS93	Natchez City, Mississippi	0.1092519702%
MS94	Neshoba County, Mississippi	1.0186206925%
MS95	Nettleton City, Mississippi	0.0307845175%
MS96	New Albany City, Mississippi	0.2729319523%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MS97	Newton County, Mississippi	0.5457847155%
MS98	Noxubee County, Mississippi	0.1848315685%
MS99	Ocean Springs City, Mississippi	0.1196690556%
MS100	Oktibbeha County, Mississippi	0.7876142411%
MS101	Olive Branch City, Mississippi	1.0910656493%
MS102	Oxford City, Mississippi	0.6004720270%
MS103	Panola County, Mississippi	1.1256622795%
MS104	Pascagoula City, Mississippi	0.2495759096%
MS105	Pearl City, Mississippi	1.1956946818%
MS106	Pearl River County, Mississippi	3.0542096408%
MS107	Perry County, Mississippi	0.3691053552%
MS108	Petal City, Mississippi	0.0271880761%
MS109	Philadelphia City, Mississippi	0.1154094664%
MS110	Picayune City, Mississippi	0.5891117503%
MS111	Pike County, Mississippi	0.1094837756%
MS112	Pontotoc County, Mississippi	1.1485245831%
MS113	Prentiss County, Mississippi	0.7977710394%
MS114	Quitman City, Mississippi	0.0879535299%
MS115	Quitman County, Mississippi	0.2137706975%
MS116	Rankin County, Mississippi	3.4671179892%
MS117	Ridgeland City, Mississippi	0.7137364699%
MS118	Scott County, Mississippi	0.6318707959%
MS119	Shannon Town, Mississippi	0.0293681665%
MS121	Shubuta Town, Mississippi	0.0061495937%
MS122	Simpson County, Mississippi	0.9197186369%
MS123	Smith County, Mississippi	0.3871907879%
MS124	Southaven City, Mississippi	1.5563837550%
MS125	Starkville City, Mississippi	0.1006690780%
MS126	Stone County, Mississippi	0.5647624674%
MS127	Summit Town, Mississippi	0.0051138779%
MS128	Sunflower County, Mississippi	0.4655797100%
MS129	Tallahatchie County, Mississippi	0.2608094178%
MS130	Tate County, Mississippi	1.1559202957%
MS131	Tippah County, Mississippi	0.6673123304%
MS132	Tishomingo County, Mississippi	1.3186009463%
MS133	Tunica County, Mississippi	0.1788884264%
MS134	Tupelo City, Mississippi	1.4776375761%
MS135	Union County, Mississippi	0.4956551465%
MS136	Verona City, Mississippi	0.0613981442%
MS137	Vicksburg City, Mississippi	0.7338152977%
MS138	Walthall County, Mississippi	0.4949654924%
MS139	Warren County, Mississippi	0.5605232929%
MS140	Washington County, Mississippi	0.9202227479%
MS141	Wayne County, Mississippi	0.9416871398%
MS142	Waynesboro City, Mississippi	0.0134634829%
MS143	Webb Town, Mississippi	0.0120400527%
MS145	West Point City, Mississippi	0.2116459242%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MS146	Wiggins City, Mississippi	0.1726599728%
MS148	Winston County, Mississippi	0.5339853585%
MS149	Yalobusha County, Mississippi	0.2986570860%
MS150	Yazoo City, Mississippi	0.2540246640%
MS151	Yazoo County, Mississippi	0.4224067732%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MO1	Adair County, Missouri	0.2323492740%
MO2	Andrew County, Missouri	0.1564541324%
MO3	Arnold City, Missouri	0.5124454261%
MO4	Atchison County, Missouri	0.0503458382%
MO5	Audrain County, Missouri	0.2723907883%
MO6	Ballwin City, Missouri	0.1503503362%
MO7	Barry County, Missouri	0.5806831870%
MO8	Barton County, Missouri	0.1828006402%
MO9	Bates County, Missouri	0.4224104662%
MO10	Bellefontaine Neighbors City, Missouri	0.0857527834%
MO11	Belton City, Missouri	0.1516735499%
MO12	Benton County, Missouri	0.3879753095%
MO13	Blue Springs City, Missouri	0.1988003228%
MO14	Bolivar City, Missouri	0.6392625910%
MO15	Bollinger County, Missouri	0.1203527210%
MO16	Boone County, Missouri	1.0160242824%
MO17	Branson City, Missouri	0.4449755896%
MO18	Bridgeton City, Missouri	0.1763465152%
MO19	Buchanan County, Missouri	0.4752770338%
MO20	Butler County, Missouri	0.3661408977%
MO21	Caldwell County, Missouri	0.0989536405%
MO22	Callaway County, Missouri	0.2712833054%
MO23	Camden County, Missouri	0.7677402708%
MO24	Cape Girardeau City, Missouri	0.5367558088%
MO25	Cape Girardeau County, Missouri	0.4382279546%
MO26	Carroll County, Missouri	0.1240753517%
MO27	Carter County, Missouri	0.0825024387%
MO28	Carthage City, Missouri	0.9706909454%
MO29	Cass County, Missouri	0.9944461678%
MO30	Cedar County, Missouri	0.2606830207%
MO31	Chariton County, Missouri	0.0660694886%
MO32	Chesterfield City, Missouri	0.2353487388%
MO33	Christian County, Missouri	0.6724712099%
MO34	Clark County, Missouri	0.0860504210%
MO35	Clay County, Missouri	2.1043558671%
MO36	Clayton City, Missouri	0.3129914614%
MO37	Clinton County, Missouri	0.3136411047%
MO38	Cole County, Missouri	0.4638412355%
MO39	Columbia City, Missouri	1.1969210737%
MO40	Cooper County, Missouri	0.1709566623%
MO41	Crawford County, Missouri	0.5377697760%
MO42	Crestwood City, Missouri	0.1705940152%
MO43	Creve Coeur City, Missouri	0.2772506333%
MO44	Dade County, Missouri	0.0956916225%
MO45	Dallas County, Missouri	0.2127316981%
MO46	Dardenne Prairie City, Missouri	0.0016749613%
MO47	Daviess County, Missouri	0.0686237546%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MO48	De Kalb County, Missouri	0.1059364189%
MO49	Dent County, Missouri	0.4657350233%
MO50	Douglas County, Missouri	0.1328072590%
MO51	Dunklin County, Missouri	0.4949307906%
MO52	Eureka City, Missouri	0.0880789358%
MO53	Excelsior Springs City, Missouri	0.1351301223%
MO54	Farmington City, Missouri	0.5454680456%
MO55	Ferguson City, Missouri	0.2574470581%
MO56	Festus City, Missouri	0.3044135646%
MO57	Florissant City, Missouri	0.3924574160%
MO58	Franklin County, Missouri	1.8587591717%
MO59	Fulton City, Missouri	0.3112636154%
MO60	Gasconade County, Missouri	0.2671420472%
MO61	Gentry County, Missouri	0.0719794172%
MO62	Gladstone City, Missouri	0.0404576910%
MO63	Grain Valley City, Missouri	0.0334350556%
MO64	Grandview City, Missouri	0.1639337689%
MO65	Greene County, Missouri	1.4401071301%
MO66	Grundy County, Missouri	0.1563373346%
MO67	Hannibal City, Missouri	0.2978324519%
MO68	Harrison County, Missouri	0.1526413397%
MO69	Harrisonville City, Missouri	0.0476820622%
MO70	Hazelwood City, Missouri	0.5185404511%
MO71	Henry County, Missouri	0.3711753912%
MO72	Hickory County, Missouri	0.1309787386%
MO73	Holt County, Missouri	0.0407768050%
MO74	Howard County, Missouri	0.0772931032%
MO75	Howell County, Missouri	0.5521591843%
MO76	Independence City, Missouri	0.9132606869%
MO77	Iron County, Missouri	0.1793646831%
MO78	Jackson City, Missouri	0.1555038848%
MO79	Jackson County, Missouri	1.9899708609%
MO80	Jasper County, Missouri	0.3290412555%
MO81	Jefferson City, Missouri	0.5714876357%
MO82	Jefferson County, Missouri	4.3802521918%
MO83	Jennings City, Missouri	0.1764093964%
MO84	Johnson County, Missouri	0.2968386067%
MO85	Joplin City, Missouri	0.5552066323%
MO86	Kansas City, Missouri	5.7571708236%
MO87	Kearney City, Missouri	0.0053417407%
MO88	Kennett City, Missouri	0.1864120841%
MO89	Kirksville City, Missouri	0.1862592989%
MO90	Kirkwood City, Missouri	0.3564022464%
MO91	Knox County, Missouri	0.0402195164%
MO92	Laclede County, Missouri	0.1401546839%
MO93	Lafayette County, Missouri	0.3589036278%
MO94	Lake St. Louis City, Missouri	0.1499293870%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MO95	Lawrence County, Missouri	0.6708287533%
MO96	Lebanon City, Missouri	0.2505601816%
MO97	Lee's Summit City, Missouri	0.6108369410%
MO98	Lewis County, Missouri	0.1042697772%
MO99	Liberty City, Missouri	0.0442061837%
MO100	Lincoln County, Missouri	0.8894721213%
MO101	Linn County, Missouri	0.1452541869%
MO102	Livingston County, Missouri	0.3568928487%
MO103	Macon County, Missouri	0.1756025824%
MO104	Madison County, Missouri	0.2543286672%
MO105	Manchester City, Missouri	0.1098943865%
MO106	Maries County, Missouri	0.1434267628%
MO107	Marion County, Missouri	0.2234652909%
MO108	Marshall City, Missouri	0.1418453816%
MO109	Maryland Heights City, Missouri	0.3748856392%
MO110	Maryville City, Missouri	0.1076579446%
MO111	McDonald County, Missouri	0.2634826201%
MO112	Mercer County, Missouri	0.0320837873%
MO113	Mexico City, Missouri	0.0139160258%
MO114	Miller County, Missouri	0.2674444574%
MO115	Mississippi County, Missouri	0.1833143956%
MO116	Moberly City, Missouri	0.0603546528%
MO117	Moniteau County, Missouri	0.1201445359%
MO118	Monroe County, Missouri	0.1023892750%
MO119	Montgomery County, Missouri	0.1914472870%
MO120	Morgan County, Missouri	0.2721921482%
MO121	Neosho City, Missouri	0.1442050062%
MO122	New Madrid County, Missouri	0.1577443253%
MO123	Newton County, Missouri	0.3630628797%
MO124	Nixa City, Missouri	0.2468687012%
MO125	Nodaway County, Missouri	0.0949885786%
MO126	O'Fallon City, Missouri	0.5745934504%
MO127	Oregon County, Missouri	0.1307320509%
MO128	Osage County, Missouri	0.1278894988%
MO129	Overland City, Missouri	0.1364249588%
MO130	Ozark City, Missouri	0.2857254050%
MO131	Ozark County, Missouri	0.1325551539%
MO132	Pemiscot County, Missouri	0.3944645835%
MO133	Perry County, Missouri	0.2199285305%
MO134	Pettis County, Missouri	0.0151441760%
MO135	Phelps County, Missouri	1.0845340125%
MO136	Pike County, Missouri	0.2247877951%
MO137	Platte County, Missouri	0.3320717417%
MO138	Polk County, Missouri	0.1493187623%
MO139	Poplar Bluff City, Missouri	0.7559317644%
MO140	Pulaski County, Missouri	1.1729279991%
MO141	Putnam County, Missouri	0.0497042567%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MO142	Ralls County, Missouri	0.0684816754%
MO143	Randolph County, Missouri	0.2442992792%
MO144	Ray County, Missouri	0.3201239293%
MO145	Raymore City, Missouri	0.0467701237%
MO146	Raytown City, Missouri	0.1486313258%
MO147	Republic City, Missouri	0.2002494278%
MO148	Reynolds County, Missouri	0.1173502249%
MO149	Ripley County, Missouri	0.2364998192%
MO150	Rolla City, Missouri	0.0387613823%
MO151	Saline County, Missouri	0.1638080066%
MO152	Schuyler County, Missouri	0.0255576230%
MO153	Scotland County, Missouri	0.0573087527%
MO154	Scott County, Missouri	0.3449360072%
MO155	Sedalia City, Missouri	0.4368595310%
MO156	Shannon County, Missouri	0.0849097240%
MO157	Shelby County, Missouri	0.0753316616%
MO158	Sikeston City, Missouri	0.3315549551%
MO159	Smithville City, Missouri	0.0048539762%
MO160	Springfield City, Missouri	5.8477728751%
MO161	St Charles County, Missouri	2.4842648424%
MO162	St Clair County, Missouri	0.0933227753%
MO163	St Francois County, Missouri	2.0822768958%
MO164	St Louis County, Missouri	11.0300257170%
MO165	St. Ann City, Missouri	0.1350418307%
MO166	St. Charles City, Missouri	1.3555209057%
MO167	St. Joseph City, Missouri	0.9266925599%
MO168	St. Louis City, Missouri	8.2821011552%
MO169	St. Peters City, Missouri	0.5859558551%
MO170	Ste Genevieve County, Missouri	0.2689675365%
MO171	Stoddard County, Missouri	0.4415922593%
MO172	Stone County, Missouri	0.5212198991%
MO173	Sullivan County, Missouri	0.0828316136%
MO174	Taney County, Missouri	0.3347844684%
MO175	Texas County, Missouri	0.3423504618%
MO176	Town and Country City, Missouri	0.0996467524%
MO177	Troy City, Missouri	0.0382293752%
MO178	Union City, Missouri	0.1462425501%
MO179	University City, Missouri	0.4121038850%
MO180	Vernon County, Missouri	0.3089892512%
MO181	Warren County, Missouri	0.5842281380%
MO182	Warrensburg City, Missouri	0.1958789596%
MO183	Washington City, Missouri	0.3567566384%
MO184	Washington County, Missouri	0.6514805024%
MO185	Wayne County, Missouri	0.2274524096%
MO186	Webb City, Missouri	0.0671916759%
MO187	Webster County, Missouri	0.5986690767%
MO188	Webster Groves City, Missouri	0.2556867074%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MO189	Wentzville City, Missouri	0.3358019827%
MO190	West Plains City, Missouri	0.3439555766%
MO191	Wildwood City, Missouri	0.1021615484%
MO192	Worth County, Missouri	0.0184350871%
MO193	Wright County, Missouri	0.2540973934%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MT1	Anaconda-Deer Lodge County, Montana	1.4480190514%
MT2	Beaverhead County, Montana	0.6841480225%
MT3	Big Horn County, Montana	0.8504903609%
MT4	Billings City, Montana	9.1331142413%
MT5	Blaine County, Montana	0.3691094337%
MT6	Bozeman City, Montana	2.0161886507%
MT7	Broadwater County, Montana	0.4143251264%
MT8	Butte-Silver Bow, Montana	5.6101260434%
MT9	Carbon County, Montana	0.7105360522%
MT10	Carter County, Montana	0.0374679104%
MT11	Cascade County, Montana	3.8993050480%
MT12	Chouteau County, Montana	0.4053063424%
MT13	Custer County, Montana	1.5139056450%
MT14	Daniels County, Montana	0.1787602908%
MT15	Dawson County, Montana	0.7800682133%
MT16	Fallon County, Montana	0.1543582011%
MT17	Fergus County, Montana	0.8667027669%
MT18	Flathead County, Montana	8.0141785369%
MT19	Gallatin County, Montana	4.0205572717%
MT20	Garfield County, Montana	0.0398838599%
MT21	Glacier County, Montana	1.5230709367%
MT22	Golden Valley County, Montana	0.0264303648%
MT23	Granite County, Montana	0.1831398237%
MT24	Great Falls City, Montana	4.3577779784%
MT25	Helena City, Montana	1.7360655042%
MT26	Hill County, Montana	1.8438532922%
MT27	Jefferson County, Montana	0.7770843087%
MT28	Judith Basin County, Montana	0.0614804228%
MT29	Kalispell City, Montana	2.4735432710%
MT30	Lake County, Montana	3.6175099064%
MT31	Lewis and Clark County, Montana	4.9326712334%
MT32	Liberty County, Montana	0.1210395973%
MT33	Lincoln County, Montana	2.1915597624%
MT34	Madison County, Montana	0.5498047673%
MT35	McCone County, Montana	0.0823035394%
MT36	Meagher County, Montana	0.0912086373%
MT37	Mineral County, Montana	0.7546909914%
MT38	Missoula City, Montana	4.4312558575%
MT39	Missoula County, Montana	8.0272833629%
MT40	Musselshell County, Montana	0.3895510594%
MT41	Park County, Montana	2.0831835653%
MT42	Petroleum County, Montana	0.0144742922%
MT43	Phillips County, Montana	0.2085622347%
MT44	Pondera County, Montana	0.4003873948%
MT45	Powder River County, Montana	0.1504386452%
MT46	Powell County, Montana	0.8872723490%
MT47	Prairie County, Montana	0.0572069653%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
MT48	Ravalli County, Montana	3.6906819270%
MT49	Richland County, Montana	0.7541525281%
MT50	Roosevelt County, Montana	0.8182976782%
MT51	Rosebud County, Montana	0.5641981949%
MT52	Sanders County, Montana	1.0679134558%
MT53	Sheridan County, Montana	0.2700355225%
MT54	Stillwater County, Montana	0.5055604014%
MT55	Sweet Grass County, Montana	0.2836540766%
MT56	Teton County, Montana	0.5735903832%
MT57	Toole County, Montana	0.3258040487%
MT58	Treasure County, Montana	0.0226554138%
MT59	Valley County, Montana	0.5598291268%
MT60	Wheatland County, Montana	0.0720998508%
MT61	Wibaux County, Montana	0.0630373047%
MT62	Yellowstone County, Montana	7.3090889550%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NE1	Adams County, Nebraska	0.7130410264%
NE2	Antelope County, Nebraska	0.2406339800%
NE3	Arthur County, Nebraska	0.0110831278%
NE4	Banner County, Nebraska	0.0183674606%
NE5	Beatrice City, Nebraska	0.9248205382%
NE6	Bellevue City, Nebraska	2.4787880023%
NE7	Blaine County, Nebraska	0.0123640997%
NE8	Boone County, Nebraska	0.2533407507%
NE9	Box Butte County, Nebraska	0.7492533620%
NE10	Boyd County, Nebraska	0.0902847433%
NE11	Brown County, Nebraska	0.1375135354%
NE12	Buffalo County, Nebraska	0.9630320332%
NE13	Burt County, Nebraska	0.3365661770%
NE14	Butler County, Nebraska	0.2899805672%
NE15	Cass County, Nebraska	1.2356339344%
NE16	Cedar County, Nebraska	0.3502588009%
NE17	Chase County, Nebraska	0.1707898814%
NE18	Cherry County, Nebraska	0.3082161558%
NE19	Cheyenne County, Nebraska	0.7408263023%
NE20	Clay County, Nebraska	0.1772971991%
NE21	Colfax County, Nebraska	0.2670475913%
NE22	Columbus City, Nebraska	0.7291294061%
NE23	Cuming County, Nebraska	0.4019883978%
NE24	Custer County, Nebraska	0.4848137961%
NE25	Dakota County, Nebraska	0.3940917673%
NE26	Dawes County, Nebraska	0.6577293164%
NE27	Dawson County, Nebraska	0.7540316373%
NE28	Deuel County, Nebraska	0.1500055852%
NE29	Dixon County, Nebraska	0.2144571499%
NE30	Dodge County, Nebraska	1.8317996330%
NE31	Douglas County, Nebraska	14.9119111455%
NE32	Dundy County, Nebraska	0.1513630330%
NE33	Fillmore County, Nebraska	0.3541443667%
NE34	Franklin County, Nebraska	0.1630162987%
NE35	Fremont City, Nebraska	0.1476946393%
NE36	Frontier County, Nebraska	0.0732649260%
NE37	Furnas County, Nebraska	0.2315426581%
NE38	Gage County, Nebraska	0.5390651380%
NE39	Garden County, Nebraska	0.1132118364%
NE40	Garfield County, Nebraska	0.1104479177%
NE41	Gosper County, Nebraska	0.0528581072%
NE42	Grand Island City, Nebraska	1.5052861196%
NE43	Grant County, Nebraska	0.0167075406%
NE44	Greeley County, Nebraska	0.1006996872%
NE45	Hall County, Nebraska	1.3023214397%
NE46	Hamilton County, Nebraska	0.3285553228%
NE47	Harlan County, Nebraska	0.1831157431%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NE48	Hastings City, Nebraska	0.7738158635%
NE49	Hayes County, Nebraska	0.0464208924%
NE50	Hitchcock County, Nebraska	0.1428727336%
NE51	Holt County, Nebraska	0.4319086269%
NE52	Hooker County, Nebraska	0.0195391111%
NE53	Howard County, Nebraska	0.3117590505%
NE54	Jefferson County, Nebraska	0.4621587809%
NE55	Johnson County, Nebraska	0.3674281385%
NE56	Kearney City, Nebraska	1.3128662946%
NE57	Kearney County, Nebraska	0.3284087439%
NE58	Keith County, Nebraska	0.5586120928%
NE59	Keya Paha County, Nebraska	0.0207700795%
NE60	Kimball County, Nebraska	0.2074517582%
NE61	Knox County, Nebraska	0.4262180329%
NE62	La Vista City, Nebraska	0.6948539706%
NE63	Lancaster County, Nebraska	7.9530599340%
NE64	Lexington City, Nebraska	0.2672235840%
NE65	Lincoln City, Nebraska	8.9584993437%
NE66	Lincoln County, Nebraska	0.7588461895%
NE67	Logan County, Nebraska	0.0192253637%
NE68	Loup County, Nebraska	0.0163070224%
NE69	Madison County, Nebraska	1.0198085515%
NE70	McPherson County, Nebraska	0.0133651501%
NE71	Merrick County, Nebraska	0.5571149293%
NE72	Morrill County, Nebraska	0.2640807173%
NE73	Nance County, Nebraska	0.1820220392%
NE74	Nemaha County, Nebraska	0.5862140225%
NE75	Norfolk City, Nebraska	0.6855964607%
NE76	North Platte City, Nebraska	1.2668714124%
NE77	Nuckolls County, Nebraska	0.2606241030%
NE78	Omaha City, Nebraska	16.7836032733%
NE79	Otoe County, Nebraska	0.8114537890%
NE80	Papillion City, Nebraska	1.1943452635%
NE81	Pawnee County, Nebraska	0.2449303588%
NE82	Perkins County, Nebraska	0.0938742100%
NE83	Phelps County, Nebraska	0.4453164270%
NE84	Pierce County, Nebraska	0.2791606931%
NE85	Platte County, Nebraska	0.5054632790%
NE86	Polk County, Nebraska	0.2126035890%
NE87	Red Willow County, Nebraska	0.6782282985%
NE88	Richardson County, Nebraska	0.6780640713%
NE89	Rock County, Nebraska	0.0420632348%
NE90	Saline County, Nebraska	0.6431415318%
NE91	Sarpy County, Nebraska	4.1205096407%
NE92	Saunders County, Nebraska	0.9147340487%
NE93	Scotts Bluff County, Nebraska	1.8428925654%
NE94	Scottsbluff City, Nebraska	0.5159537183%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NE95	Seward County, Nebraska	0.7637450614%
NE96	Sheridan County, Nebraska	0.1814092513%
NE97	Sherman County, Nebraska	0.1198260243%
NE98	Sioux County, Nebraska	0.0355730752%
NE99	South Sioux City, Nebraska	0.4431368628%
NE100	Stanton County, Nebraska	0.2162062918%
NE101	Thayer County, Nebraska	0.2059575361%
NE102	Thomas County, Nebraska	0.0173570958%
NE103	Thurston County, Nebraska	0.2564159657%
NE104	Valley County, Nebraska	0.3103957199%
NE105	Washington County, Nebraska	0.7878555706%
NE106	Wayne County, Nebraska	0.3510034608%
NE107	Webster County, Nebraska	0.1652355715%
NE108	Wheeler County, Nebraska	0.0210156849%
NE109	York County, Nebraska	0.8321939645%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NV1	Boulder City, Nevada	0.1478660452%
NV2	Carson City, Nevada	1.8146007537%
NV3	Churchill County, Nevada	0.7013051988%
NV4	Clark County, Nevada	66.9248026834%
NV5	Douglas County, Nevada	1.6601462472%
NV7	Elko County, Nevada	1.0825745225%
NV8	Ely City, Nevada	0.0066172807%
NV9	Esmeralda County, Nevada	0.0497291448%
NV10	Eureka County, Nevada	0.1033573623%
NV11	Fernley City, Nevada	0.0144506991%
NV12	Henderson City, Nevada	2.3020643974%
NV13	Humboldt County, Nevada	1.0192724731%
NV14	Lander County, Nevada	0.3627438791%
NV15	Las Vegas City, Nevada	4.7206970773%
NV16	Lincoln County, Nevada	0.2373284219%
NV17	Lyon County, Nevada	1.5721396872%
NV18	Mesquite City, Nevada	0.1465069544%
NV19	Mineral County, Nevada	0.5992930253%
NV20	North Las Vegas City, Nevada	2.4258866892%
NV21	Nye County, Nevada	1.6016841576%
NV22	Pershing County, Nevada	0.3624498791%
NV23	Reno City, Nevada	1.3562863383%
NV24	Sparks City, Nevada	0.4253229218%
NV25	Storey County, Nevada	0.1263908620%
NV26	Washoe County, Nevada	9.1139488828%
NV27	West Wendover City, Nevada	0.0564015794%
NV28	White Pine County, Nevada	1.0458576594%
NV29	Central Lyon Fire Protection District, Nevada	0.0150922618%
NV30	North Lyon Fire Protection District, Nevada	0.0051829150%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NH3	Belknap County, New Hampshire	2.7939109892%
NH4	Belmont Town, New Hampshire	0.5587670057%
NH5	Berlin City, New Hampshire	0.7634811276%
NH6	Carroll County, New Hampshire	3.6322893799%
NH7	Cheshire County, New Hampshire	4.0796979802%
NH8	Claremont City, New Hampshire	1.0144553237%
NH9	Concord City, New Hampshire	3.2431426466%
NH11	Coos County, New Hampshire	1.7474002446%
NH12	Derry Town, New Hampshire	2.5149832507%
NH13	Dover City, New Hampshire	2.2778339043%
NH16	Franklin City, New Hampshire	0.6439189651%
NH18	Grafton County, New Hampshire	6.7694668318%
NH21	Hillsborough County, New Hampshire	15.5462714684%
NH24	Keene City, New Hampshire	1.7781643334%
NH25	Laconia City, New Hampshire	1.2116493350%
NH27	Londonderry Town, New Hampshire	1.8328560469%
NH28	Manchester City, New Hampshire	8.3226355329%
NH29	Merrimack County, New Hampshire	7.2370050210%
NH32	Nashua City, New Hampshire	6.5701459205%
NH36	Rochester City, New Hampshire	2.2599831367%
NH37	Rockingham County, New Hampshire	18.0775103117%
NH40	Strafford County, New Hampshire	4.8162130546%
NH41	Sullivan County, New Hampshire	2.3082181896%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NJ1	Aberdeen Township, New Jersey	0.0797396894%
NJ2	Asbury Park City, New Jersey	0.3916349671%
NJ3	Atlantic City, New Jersey	1.2847690915%
NJ4	Atlantic County, New Jersey	2.8915764045%
NJ5	Barnegat Township, New Jersey	0.1626638814%
NJ6	Bayonne City, New Jersey	0.8502340058%
NJ7	Beachwood Borough, New Jersey	0.0492329228%
NJ8	Belleville Township, New Jersey	0.0872090223%
NJ9	Bellmawr Borough, New Jersey	0.0640989992%
NJ10	Bergen County, New Jersey	4.9446361090%
NJ11	Bergenfield Borough, New Jersey	0.0618076073%
NJ12	Berkeley Heights Township, New Jersey	0.0272673062%
NJ13	Berkeley Township, New Jersey	0.2619731788%
NJ14	Bernards Township, New Jersey	0.0910577073%
NJ15	Bloomfield Township, New Jersey	0.1173874959%
NJ16	Bordentown Township, New Jersey	0.0545891482%
NJ17	Bound Brook Borough, New Jersey	0.0527105023%
NJ18	Branchburg Township, New Jersey	0.0561024563%
NJ19	Brick Township, New Jersey	0.5908193174%
NJ20	Bridgeton City, New Jersey	0.2079614154%
NJ21	Bridgewater Township, New Jersey	0.1828057629%
NJ22	Burlington County, New Jersey	4.4940916659%
NJ23	Burlington Township, New Jersey	0.1157900630%
NJ24	Camden City, New Jersey	1.6603828843%
NJ25	Camden County, New Jersey	6.8741218172%
NJ26	Cape May County, New Jersey	1.2842777540%
NJ27	Carteret Borough, New Jersey	0.1794847100%
NJ28	Cedar Grove Township, New Jersey	0.0187911021%
NJ29	Chatham Township, New Jersey	0.0498541051%
NJ30	Cherry Hill Township, New Jersey	0.3440044947%
NJ31	Cinnaminson Township, New Jersey	0.0701648926%
NJ32	Clark Township, New Jersey	0.0429898704%
NJ33	Cliffside Park Borough, New Jersey	0.1142449150%
NJ34	Clifton City, New Jersey	0.3535258812%
NJ35	Clinton Town, New Jersey	0.0294193343%
NJ36	Clinton Township, New Jersey	0.0799778554%
NJ37	Collingswood Borough, New Jersey	0.1128930571%
NJ38	Cranford Township, New Jersey	0.0684441330%
NJ39	Cumberland County, New Jersey	0.9862828059%
NJ40	Delran Township, New Jersey	0.0837486054%
NJ41	Denville Township, New Jersey	0.0795654377%
NJ42	Deptford Township, New Jersey	0.2200095463%
NJ43	Dover Town, New Jersey	0.1186530251%
NJ44	Dumont Borough, New Jersey	0.0403826120%
NJ45	East Brunswick Township, New Jersey	0.0972927881%
NJ46	East Greenwich Township, New Jersey	0.0212104162%
NJ47	East Hanover Township, New Jersey	0.0890156417%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NJ48	East Orange City, New Jersey	1.2844844553%
NJ49	East Windsor Township, New Jersey	0.0422463462%
NJ50	Eatontown Borough, New Jersey	0.0974794194%
NJ51	Edgewater Borough, New Jersey	0.0546948904%
NJ52	Edison Township, New Jersey	2.4018132631%
NJ53	Egg Harbor Township, New Jersey	0.1572891336%
NJ54	Elizabeth City, New Jersey	0.7646308101%
NJ55	Elmwood Park Borough, New Jersey	0.0462435391%
NJ56	Englewood City, New Jersey	0.6429812736%
NJ57	Essex County, New Jersey	1.4898498664%
NJ58	Evesham Township, New Jersey	0.1745115947%
NJ59	Ewing Township, New Jersey	0.0839796907%
NJ60	Fair Lawn Borough, New Jersey	0.0699332916%
NJ61	Fairview Borough, New Jersey	0.0347025484%
NJ62	Florence Township, New Jersey	0.0676007282%
NJ63	Florham Park Borough, New Jersey	0.0674975182%
NJ64	Fort Lee Borough, New Jersey	0.1848366682%
NJ65	Franklin Lakes Borough, New Jersey	0.0273076336%
NJ66	Franklin Township, Gloucester County, New Jersey	0.0870963870%
NJ67	Franklin Township, Somerset County, New Jersey	0.3236022203%
NJ68	Freehold Borough, New Jersey	0.0816675723%
NJ69	Freehold Township, New Jersey	0.1512818556%
NJ70	Galloway Township, New Jersey	0.0846515634%
NJ71	Garfield City, New Jersey	0.0989196224%
NJ72	Glassboro Borough, New Jersey	0.1948186777%
NJ73	Glen Rock Borough, New Jersey	0.0253178060%
NJ74	Gloucester City, New Jersey	0.1325275640%
NJ75	Gloucester County, New Jersey	4.7022029491%
NJ76	Gloucester Township, New Jersey	0.3259502581%
NJ77	Guttenberg Town, New Jersey	0.0382186733%
NJ78	Hackensack City, New Jersey	0.2554139785%
NJ79	Haddon Township, New Jersey	0.0831057121%
NJ80	Haddonfield Borough, New Jersey	0.0710479214%
NJ81	Hamilton Township, Atlantic County, New Jersey	0.0939608561%
NJ82	Hamilton Township, Mercer County, New Jersey	0.1394262176%
NJ83	Hammonton Town, New Jersey	0.0463451547%
NJ84	Hanover Township, New Jersey	0.0711651990%
NJ85	Harrison Town, New Jersey	0.2059190684%
NJ86	Harrison Township, New Jersey	0.0478487561%
NJ87	Hasbrouck Heights Borough, New Jersey	0.0360845581%
NJ88	Hawthorne Borough, New Jersey	0.0380122534%
NJ89	Hazlet Township, New Jersey	0.0810519234%
NJ90	Highland Park Borough, New Jersey	0.0606246554%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NJ91	Hillsborough Township, New Jersey	0.1405113053%
NJ92	Hillsdale Borough, New Jersey	0.0247027667%
NJ93	Hillside Township, New Jersey	0.1085603967%
NJ94	Hoboken City, New Jersey	0.1803633309%
NJ95	Holmdel Township, New Jersey	0.1058875828%
NJ96	Hopatcong Borough, New Jersey	0.0677558479%
NJ97	Hopewell Township, Mercer County, New Jersey	0.0275878151%
NJ98	Howell Township, New Jersey	0.2067529072%
NJ99	Hudson County, New Jersey	0.9363280231%
NJ100	Hunterdon County, New Jersey	0.8037645396%
NJ101	Irvington Township, New Jersey	0.9244040630%
NJ102	Jackson Township, New Jersey	0.2670097394%
NJ103	Jefferson Township, New Jersey	0.0866198206%
NJ104	Jersey City, New Jersey	0.9916102863%
NJ105	Kearny Town, New Jersey	0.1071857960%
NJ106	Lacey Township, New Jersey	0.1502291236%
NJ107	Lakewood Township, New Jersey	0.7730028665%
NJ108	Lawrence Township, Mercer County, New Jersey	0.0644503163%
NJ109	Lincoln Park Borough, New Jersey	0.0595261565%
NJ110	Linden City, New Jersey	0.2495261821%
NJ111	Lindenwold Borough, New Jersey	0.1004455914%
NJ112	Little Egg Harbor Township, New Jersey	0.1465902816%
NJ113	Little Falls Township, New Jersey	0.0348320180%
NJ114	Little Ferry Borough, New Jersey	0.0258966914%
NJ115	Livingston Township, New Jersey	0.0484285793%
NJ116	Lodi Borough, New Jersey	0.1078340351%
NJ117	Long Branch City, New Jersey	0.5243184480%
NJ118	Lower Township, New Jersey	0.0710329159%
NJ119	Lumberton Township, New Jersey	0.0461973502%
NJ120	Lyndhurst Township, New Jersey	0.0645354727%
NJ121	Madison Borough, New Jersey	0.1424930674%
NJ122	Mahwah Township, New Jersey	0.0610985020%
NJ123	Manalapan Township, New Jersey	0.1318410608%
NJ124	Manchester Township, New Jersey	0.2136801182%
NJ125	Mantua Township, New Jersey	0.0853984170%
NJ126	Manville Borough, New Jersey	0.0574532358%
NJ127	Maple Shade Township, New Jersey	0.1058088976%
NJ128	Maplewood Township, New Jersey	0.0589307182%
NJ129	Marlboro Township, New Jersey	0.1588151495%
NJ130	Medford Township, New Jersey	0.1130775783%
NJ131	Mercer County, New Jersey	1.1117204895%
NJ132	Metuchen Borough, New Jersey	0.0339468322%
NJ133	Middle Township, New Jersey	0.0695160908%
NJ134	Middlesex Borough, New Jersey	0.0317606196%
NJ135	Middlesex County, New Jersey	2.2387299770%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NJ136	Middletown Township, New Jersey	0.3292948041%
NJ137	Millburn Township, New Jersey	0.0627532842%
NJ138	Millstone Township, New Jersey	0.0066098909%
NJ139	Millville City, New Jersey	0.2397981412%
NJ140	Monmouth County, New Jersey	4.4617935668%
NJ141	Monroe Township, Gloucester County, New Jersey	0.2271632002%
NJ142	Monroe Township, Middlesex County, New Jersey	0.1024216796%
NJ143	Montclair Township, New Jersey	0.5843666564%
NJ144	Montgomery Township, New Jersey	0.0805666350%
NJ145	Montville Township, New Jersey	0.0902727303%
NJ146	Moorestown Township, New Jersey	0.1000871936%
NJ147	Morris County, New Jersey	2.3575766204%
NJ148	Morris Township, New Jersey	0.1125747053%
NJ149	Morristown, New Jersey	0.2369807115%
NJ150	Mount Laurel Township, New Jersey	0.1725831491%
NJ151	Mount Olive Township, New Jersey	0.1068809023%
NJ152	Neptune Township, New Jersey	0.2450351195%
NJ153	New Brunswick City, New Jersey	1.8327331194%
NJ154	New Milford Borough, New Jersey	0.0368443070%
NJ155	New Providence Borough, New Jersey	0.0258412178%
NJ156	Newark City, New Jersey	1.7760400546%
NJ157	North Arlington Borough, New Jersey	0.0408890956%
NJ158	North Bergen Township, New Jersey	0.1110635074%
NJ159	North Brunswick Township, New Jersey	0.1217197343%
NJ160	North Plainfield Borough, New Jersey	0.1454941742%
NJ161	Nutley Township, New Jersey	0.0574061090%
NJ162	Oakland Borough, New Jersey	0.0335231134%
NJ163	Ocean City, New Jersey	0.1910428164%
NJ164	Ocean County, New Jersey	4.9497293624%
NJ165	Ocean Township, Monmouth County, New Jersey	0.1387263032%
NJ166	Old Bridge Township, New Jersey	0.1263966779%
NJ167	Orange City Township, New Jersey	0.5609302630%
NJ168	Palisades Park Borough, New Jersey	0.0366345109%
NJ169	Paramus Borough, New Jersey	0.1129786355%
NJ170	Parsippany-Troy Hills Township, New Jersey	0.2342890939%
NJ171	Passaic City, New Jersey	0.4984612868%
NJ172	Passaic County, New Jersey	2.1805505203%
NJ173	Paterson City, New Jersey	0.9805526614%
NJ174	Pemberton Township, New Jersey	0.1182059071%
NJ175	Pennsauken Township, New Jersey	0.3221185950%
NJ176	Pennsville Township, New Jersey	0.0340920576%
NJ177	Pequannock Township, New Jersey	0.0769477223%
NJ178	Perth Amboy City, New Jersey	0.3436749356%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NJ179	Phillipsburg Town, New Jersey	0.1544595119%
NJ180	Pine Hill Borough, New Jersey	0.0482528270%
NJ181	Piscataway Township, New Jersey	0.1067019613%
NJ182	Plainfield City, New Jersey	0.3012229667%
NJ183	Plainsboro Township, New Jersey	0.0503298743%
NJ184	Pleasantville City, New Jersey	0.1421175070%
NJ185	Point Pleasant Borough, New Jersey	0.1109970141%
NJ186	Pompton Lakes Borough, New Jersey	0.0290573727%
NJ187	Princeton, New Jersey	0.0503970240%
NJ188	Rahway City, New Jersey	0.1444485698%
NJ189	Ramsey Borough, New Jersey	0.0402523452%
NJ190	Randolph Township, New Jersey	0.0853331898%
NJ191	Raritan Township, New Jersey	0.1071670391%
NJ192	Readington Township, New Jersey	0.0850076166%
NJ193	Red Bank Borough, New Jersey	0.1420636747%
NJ194	Ridgefield Borough, New Jersey	0.0201153405%
NJ195	Ridgefield Park Village, New Jersey	0.0392827532%
NJ196	Ridgewood Village, New Jersey	0.0849185213%
NJ197	Ringwood Borough, New Jersey	0.0309822545%
NJ198	River Edge Borough, New Jersey	0.0266057498%
NJ199	Robbinsville Township, New Jersey	0.0338593312%
NJ200	Rockaway Township, New Jersey	0.1290497970%
NJ201	Roselle Borough, New Jersey	0.0912325687%
NJ202	Roselle Park Borough, New Jersey	0.0316673040%
NJ203	Roxbury Township, New Jersey	0.1057717120%
NJ204	Rutherford Borough, New Jersey	0.0459830524%
NJ205	Saddle Brook Township, New Jersey	0.0390656888%
NJ206	Salem County, New Jersey	0.9344056735%
NJ207	Sayreville Borough, New Jersey	0.1477057086%
NJ208	Scotch Plains Township, New Jersey	0.0484433504%
NJ209	Secaucus Town, New Jersey	0.0516659295%
NJ210	Somers Point City, New Jersey	0.0439926621%
NJ211	Somerset County, New Jersey	1.4647125488%
NJ212	Somerville Borough, New Jersey	0.0756287358%
NJ213	South Brunswick Township, New Jersey	0.1037777110%
NJ214	South Orange Village Township, New Jersey	0.0488891085%
NJ215	South Plainfield Borough, New Jersey	0.0899775902%
NJ216	South River Borough, New Jersey	0.0421568288%
NJ217	Southampton Township, New Jersey	0.0127996268%
NJ218	Sparta Township, New Jersey	0.1069549921%
NJ219	Springfield Township, Union County, New Jersey	0.0573437423%
NJ220	Stafford Township, New Jersey	0.2155115906%
NJ221	Summit City, New Jersey	0.5428090174%
NJ222	Sussex County, New Jersey	1.2735318221%
NJ223	Teaneck Township, New Jersey	0.1723477966%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NJ224	Tenafly Borough, New Jersey	0.0450713724%
NJ225	Tinton Falls Borough, New Jersey	0.0881640307%
NJ226	Toms River Township, New Jersey	0.5620940829%
NJ227	Totowa Borough, New Jersey	0.0342545863%
NJ228	Trenton City, New Jersey	1.9352906929%
NJ229	Union City, New Jersey	0.9841875644%
NJ230	Union County, New Jersey	1.7400474523%
NJ231	Union Township, Union County, New Jersey	0.2247240506%
NJ232	Upper Township, New Jersey	0.0173930552%
NJ233	Vernon Township, New Jersey	0.0783616187%
NJ234	Verona Township, New Jersey	0.0234318917%
NJ235	Vineland City, New Jersey	0.5000169856%
NJ236	Voorhees Township, New Jersey	0.1406021825%
NJ237	Waldwick Borough, New Jersey	0.0421770394%
NJ238	Wall Township, New Jersey	0.1650847899%
NJ239	Wallington Borough, New Jersey	0.0235956865%
NJ240	Wanaque Borough, New Jersey	0.0311245257%
NJ241	Wantage Township, New Jersey	0.0091403397%
NJ242	Warren County, New Jersey	1.0382472049%
NJ243	Warren Township, New Jersey	0.0736326246%
NJ244	Washington Township, Gloucester County, New Jersey	0.2470375143%
NJ245	Washington Township, Morris County, New Jersey	0.0524274135%
NJ246	Waterford Township, New Jersey	0.0648566849%
NJ247	Wayne Township, New Jersey	0.1724444886%
NJ248	Weehawken Township, New Jersey	0.0282451513%
NJ249	West Caldwell Township, New Jersey	0.0246748189%
NJ250	West Deptford Township, New Jersey	0.1402059895%
NJ251	West Milford Township, New Jersey	0.0644752630%
NJ252	West New York Town, New Jersey	0.6157331463%
NJ253	West Orange Township, New Jersey	0.1051193933%
NJ254	West Windsor Township, New Jersey	0.0458605228%
NJ255	Westfield Town, New Jersey	0.0887745684%
NJ256	Westwood Borough, New Jersey	0.0348328152%
NJ257	Willingboro Township, New Jersey	0.2091808026%
NJ258	Winslow Township, New Jersey	0.1817978600%
NJ259	Woodbridge Township, New Jersey	0.3688029685%
NJ260	Woodland Park Borough, New Jersey	0.0292498655%
NJ261	Woolwich Township, New Jersey	0.0599291958%
NJ262	Wyckoff Township, New Jersey	0.0296665036%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NM1	Alamogordo City, New Mexico	0.9683526415%
NM2	Albuquerque City, New Mexico	26.1703568498%
NM3	Artesia City, New Mexico	0.5562791550%
NM4	Bernalillo County, New Mexico	15.2005970834%
NM5	Bernalillo Town, New Mexico	0.2863480762%
NM6	Carlsbad City, New Mexico	0.8261484924%
NM7	Catron County, New Mexico	0.1129940051%
NM8	Chaves County, New Mexico	1.0935494443%
NM9	Cibola County, New Mexico	0.7723148257%
NM10	Clovis City, New Mexico	0.9103511516%
NM11	Colfax County, New Mexico	0.7448541610%
NM12	Curry County, New Mexico	0.4952954732%
NM13	De Baca County, New Mexico	0.0650725663%
NM14	Deming City, New Mexico	0.2484870948%
NM15	Dona Ana County, New Mexico	4.1009817203%
NM16	Eddy County, New Mexico	1.2155709374%
NM17	Española City, New Mexico	1.0869232440%
NM18	Farmington City, New Mexico	1.4120396740%
NM19	Gallup City, New Mexico	0.7722895935%
NM20	Grant County, New Mexico	1.8057321396%
NM21	Guadalupe County, New Mexico	0.1869187026%
NM22	Harding County, New Mexico	0.0102668257%
NM23	Hidalgo County, New Mexico	0.1965507765%
NM24	Hobbs City, New Mexico	0.5477699843%
NM25	Las Cruces City, New Mexico	2.7789710876%
NM26	Las Vegas City, New Mexico	0.9509305850%
NM27	Lea County, New Mexico	1.3193643533%
NM28	Lincoln County, New Mexico	1.2208675842%
NM29	Los Alamos County, New Mexico	0.5915454490%
NM30	Los Lunas Village, New Mexico	1.0566950725%
NM31	Lovington City, New Mexico	0.1729179347%
NM32	Luna County, New Mexico	0.5889582326%
NM33	McKinley County, New Mexico	1.0214669791%
NM34	Mora County, New Mexico	0.1903934157%
NM35	Otero County, New Mexico	1.6062640137%
NM36	Portales City, New Mexico	0.2248670805%
NM37	Quay County, New Mexico	0.4733520608%
NM38	Rio Arriba County, New Mexico	3.5113726662%
NM39	Rio Rancho City, New Mexico	2.3456255907%
NM40	Roosevelt County, New Mexico	0.3148139409%
NM41	Roswell City, New Mexico	1.4423383265%
NM42	San Juan County, New Mexico	2.4064498445%
NM43	San Miguel County, New Mexico	0.7151901194%
NM44	Sandoval County, New Mexico	1.9253935060%
NM45	Santa Fe City, New Mexico	4.5408953413%
NM46	Santa Fe County, New Mexico	3.5143193357%
NM47	Sierra County, New Mexico	1.0308488455%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NM48	Socorro County, New Mexico	0.7363065077%
NM49	Sunland Park City, New Mexico	0.2012417097%
NM50	Taos County, New Mexico	1.7429125688%
NM51	Torrance County, New Mexico	0.7071523256%
NM52	Union County, New Mexico	0.1108929666%
NM53	Valencia County, New Mexico	2.7716079380%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NY1	Albany City, New York	Allocations in New York will be made in accordance with the New York Agreement.
NY2	Albany County, New York
NY3	Allegany County, New York
NY4	Broome County, New York
NY5	Buffalo City, New York
NY6	Cattaraugus County, New York
NY7	Cayuga County, New York
NY8	Chautauqua County, New York
NY9	Chemung County, New York
NY10	Chenango County, New York
NY11	Clinton County, New York
NY12	Columbia County, New York
NY13	Cortland County, New York
NY14	Delaware County, New York
NY15	Dutchess County, New York
NY16	Erie County, New York
NY17	Essex County, New York
NY18	Franklin County, New York
NY19	Fulton County, New York
NY20	Genesee County, New York
NY21	Greene County, New York
NY22	Hamilton County, New York
NY23	Herkimer County, New York
NY24	Jefferson County, New York
NY25	Lewis County, New York
NY26	Livingston County, New York
NY27	Madison County, New York
NY28	Monroe County, New York
NY29	Montgomery County, New York
NY30	Nassau County, New York
NY31	New York City, New York
NY32	Niagara County, New York
NY33	Oneida County, New York
NY34	Onondaga County, New York
NY35	Ontario County, New York
NY36	Orange County, New York
NY37	Orleans County, New York
NY38	Oswego County, New York
NY39	Otsego County, New York
NY40	Putnam County, New York
NY41	Rensselaer County, New York
NY42	Rochester City, New York
NY43	Rockland County, New York
NY44	Saratoga County, New York
NY45	Schenectady County, New York

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NY46	Schoharie County, New York
NY47	Schuyler County, New York
NY48	Seneca County, New York	Allocations in New York will be made in accordance with the New York Agreement.
NY49	St Lawrence County, New York
NY50	Steuben County, New York
NY51	Suffolk County, New York
NY52	Sullivan County, New York
NY53	Syracuse City, New York
NY54	Tioga County, New York
NY55	Tompkins County, New York
NY56	Ulster County, New York
NY57	Warren County, New York
NY58	Washington County, New York
NY59	Wayne County, New York
NY60	Westchester County, New York
NY61	Wyoming County, New York
NY62	Yates County, New York
NY63	Yonkers City, New York
NY64	Geneva City, New York
NY65	Herkimer Village, New York
NY66	Lackawanna City, New York
NY67	Rome City, New York
NY68	Utica City, New York

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NC1	Alamance County, North Carolina	1.3780289676%
NC2	Alexander County, North Carolina	0.5100078796%
NC3	Alleghany County, North Carolina	0.1490905989%
NC4	Anson County, North Carolina	0.1821929604%
NC5	Ashe County, North Carolina	0.3386391883%
NC6	Asheville City, North Carolina	0.2358147243%
NC7	Avery County, North Carolina	0.2659967669%
NC8	Beaufort County, North Carolina	0.4778884349%
NC9	Bertie County, North Carolina	0.1394685751%
NC10	Bladen County, North Carolina	0.4292178095%
NC11	Brunswick County, North Carolina	2.1132385076%
NC12	Buncombe County, North Carolina	2.5115878573%
NC13	Burke County, North Carolina	2.0901968270%
NC14	Cabarrus County, North Carolina	1.6695734466%
NC15	Caldwell County, North Carolina	1.2763011462%
NC16	Camden County, North Carolina	0.0730364004%
NC17	Canton Town, North Carolina	0.0114538232%
NC18	Carteret County, North Carolina	1.1284655939%
NC19	Cary Town, North Carolina	0.1441516454%
NC20	Caswell County, North Carolina	0.1729202375%
NC21	Catawba County, North Carolina	2.0726952227%
NC22	Charlotte City, North Carolina	1.2474838144%
NC23	Chatham County, North Carolina	0.4498143831%
NC24	Cherokee County, North Carolina	0.7827591529%
NC25	Chowan County, North Carolina	0.1137055961%
NC26	Clay County, North Carolina	0.2244299489%
NC27	Cleveland County, North Carolina	1.1199280277%
NC28	Columbus County, North Carolina	1.2209369390%
NC29	Concord City, North Carolina	0.2274558703%
NC30	Craven County, North Carolina	1.3368601902%
NC31	Cumberland County, North Carolina	2.6372996596%
NC32	Currituck County, North Carolina	0.1867785513%
NC33	Dare County, North Carolina	0.5331267313%
NC34	Davidson County, North Carolina	1.9402695304%
NC35	Davie County, North Carolina	0.5131475269%
NC36	Duplin County, North Carolina	0.3827851474%
NC37	Durham City, North Carolina	0.3804050267%
NC38	Durham County, North Carolina	1.7979943624%
NC39	Edgecombe County, North Carolina	0.4171019390%
NC40	Fayetteville City, North Carolina	0.3097690552%
NC41	Forsyth County, North Carolina	3.0684508095%
NC42	Franklin County, North Carolina	0.5005036433%
NC43	Gaston County, North Carolina	3.0981738869%
NC44	Gastonia City, North Carolina	0.2577638238%
NC45	Gates County, North Carolina	0.0795675166%
NC46	Graham County, North Carolina	0.1834845617%
NC47	Granville County, North Carolina	0.5901034093%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NC48	Greene County, North Carolina	0.1232748186%
NC49	Greensboro City, North Carolina	0.5273916964%
NC50	Greenville City, North Carolina	0.1626564747%
NC51	Guilford County, North Carolina	3.3750152311%
NC52	Halifax County, North Carolina	0.4531611740%
NC53	Harnett County, North Carolina	0.9889807722%
NC54	Haywood County, North Carolina	0.8033151101%
NC55	Henderson City, North Carolina	0.0322534788%
NC56	Henderson County, North Carolina	1.3815950870%
NC57	Hertford County, North Carolina	0.2068430501%
NC58	Hickory City, North Carolina	0.0948758357%
NC59	High Point City, North Carolina	0.2064287629%
NC60	Hoke County, North Carolina	0.3324858046%
NC61	Hyde County, North Carolina	0.0272373541%
NC62	Iredell County, North Carolina	2.1159313745%
NC63	Jackson County, North Carolina	0.5077577313%
NC64	Jacksonville City, North Carolina	0.0950098698%
NC65	Johnston County, North Carolina	1.2508874682%
NC66	Jones County, North Carolina	0.0879669870%
NC67	Lee County, North Carolina	0.6531156836%
NC68	Lenoir County, North Carolina	0.6042825926%
NC69	Lincoln County, North Carolina	0.9268336271%
NC70	Macon County, North Carolina	0.2377764961%
NC71	Madison County, North Carolina	0.2328822206%
NC72	Martin County, North Carolina	0.5875445765%
NC73	McDowell County, North Carolina	0.4667676661%
NC74	Mecklenburg County, North Carolina	5.0383012599%
NC75	Mitchell County, North Carolina	0.3093141516%
NC76	Montgomery County, North Carolina	0.2260505430%
NC77	Moore County, North Carolina	0.9717391128%
NC78	Nash County, North Carolina	0.8456536396%
NC79	New Hanover County, North Carolina	2.8972648920%
NC80	Northampton County, North Carolina	0.1209962389%
NC81	Onslow County, North Carolina	1.6440013647%
NC82	Orange County, North Carolina	1.0558394190%
NC83	Pamlico County, North Carolina	0.1199361510%
NC84	Pasquotank County, North Carolina	0.3748162108%
NC85	Pender County, North Carolina	0.5857493319%
NC86	Perquimans County, North Carolina	0.1118331803%
NC87	Person County, North Carolina	0.4030242967%
NC88	Pitt County, North Carolina	1.3690080664%
NC89	Polk County, North Carolina	0.2661429860%
NC90	Raleigh City, North Carolina	0.5667246127%
NC91	Randolph County, North Carolina	1.5254339862%
NC92	Richmond County, North Carolina	0.7491328400%
NC93	Robeson County, North Carolina	1.3597353436%
NC94	Rockingham County, North Carolina	1.3653688375%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
NC95	Rowan County, North Carolina	2.3352192879%
NC96	Rutherford County, North Carolina	0.9289416180%
NC97	Sampson County, North Carolina	0.6195137405%
NC98	Scotland County, North Carolina	0.4491482742%
NC99	Stanly County, North Carolina	0.7249742086%
NC100	Stokes County, North Carolina	0.6239531124%
NC101	Surry County, North Carolina	1.4108267061%
NC102	Swain County, North Carolina	0.2811629286%
NC103	Transylvania County, North Carolina	0.4975955095%
NC104	Tyrrell County, North Carolina	0.0414409072%
NC105	Union County, North Carolina	1.4667026799%
NC106	Vance County, North Carolina	0.5362582553%
NC107	Wake County, North Carolina	4.9024556672%
NC108	Warren County, North Carolina	0.1063905835%
NC109	Washington County, North Carolina	0.0747707205%
NC110	Watauga County, North Carolina	0.4696757999%
NC111	Wayne County, North Carolina	0.9706993331%
NC112	Wilkes County, North Carolina	1.9971771606%
NC113	Wilmington City, North Carolina	0.1194974940%
NC114	Wilson County, North Carolina	0.6464708415%
NC115	Winston-Salem City, North Carolina	0.4944599238%
NC116	Yadkin County, North Carolina	0.5621471451%
NC117	Yancey County, North Carolina	0.3821149769%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
ND1	Adams County, North Dakota	0.3266859369%
ND2	Barnes County, North Dakota	1.1596409120%
ND3	Benson County, North Dakota	0.8243618844%
ND4	Billings County, North Dakota	0.0531198558%
ND5	Bismarck City, North Dakota	7.8720018475%
ND6	Bottineau County, North Dakota	0.6564106964%
ND7	Bowman County, North Dakota	0.3537618912%
ND8	Burke County, North Dakota	0.1340272238%
ND9	Burleigh County, North Dakota	5.9258321732%
ND10	Cass County, North Dakota	9.2593207065%
ND11	Cavalier County, North Dakota	0.4775832577%
ND12	Devils Lake City, North Dakota	0.3622623619%
ND13	Dickey County, North Dakota	0.6064663883%
ND14	Dickinson City, North Dakota	1.0573324109%
ND15	Divide County, North Dakota	0.1925705034%
ND16	Dunn County, North Dakota	0.5017615248%
ND17	Eddy County, North Dakota	0.2227970127%
ND18	Emmons County, North Dakota	0.7218887252%
ND19	Fargo City, North Dakota	12.8639966005%
ND20	Foster County, North Dakota	0.3938546507%
ND21	Golden Valley County, North Dakota	0.2278631874%
ND22	Grand Forks City, North Dakota	7.1999971538%
ND23	Grand Forks County, North Dakota	5.4639296523%
ND24	Grant County, North Dakota	0.2093626818%
ND25	Griggs County, North Dakota	0.2073426807%
ND26	Hettinger County, North Dakota	0.2096684753%
ND27	Jamestown City, North Dakota	0.7024664288%
ND28	Kidder County, North Dakota	0.3074782839%
ND29	La Moure County, North Dakota	0.3036088203%
ND30	Lisbon City, North Dakota	0.1372424658%
ND31	Logan County, North Dakota	0.1641331799%
ND32	Mandan City, North Dakota	1.1262932510%
ND33	McHenry County, North Dakota	0.3973374621%
ND34	McIntosh County, North Dakota	0.2870077627%
ND35	McKenzie County, North Dakota	1.2312553926%
ND36	McLean County, North Dakota	1.1384661837%
ND37	Mercer County, North Dakota	1.1241071216%
ND38	Minot City, North Dakota	2.8909627339%
ND39	Morton County, North Dakota	2.6703636118%
ND40	Mountrail County, North Dakota	1.1142893867%
ND41	Nelson County, North Dakota	0.4740975060%
ND42	Oliver County, North Dakota	0.2228234756%
ND43	Pembina County, North Dakota	1.2530005434%
ND44	Pierce County, North Dakota	0.7284574044%
ND45	Ramsey County, North Dakota	1.2734343106%
ND46	Ransom County, North Dakota	0.6183673413%
ND47	Renville County, North Dakota	0.2860845016%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
ND48	Richland County, North Dakota	2.4309493698%
ND49	Rolette County, North Dakota	1.8198034592%
ND50	Sargent County, North Dakota	0.5773674924%
ND51	Sheridan County, North Dakota	0.0895886685%
ND52	Sioux County, North Dakota	0.6666209643%
ND53	Slope County, North Dakota	0.0470907257%
ND54	Stark County, North Dakota	3.3526741338%
ND55	Steele County, North Dakota	0.2434939387%
ND56	Stutsman County, North Dakota	1.9758860377%
ND57	Towner County, North Dakota	0.1807489391%
ND58	Traill County, North Dakota	1.0587643476%
ND59	Walsh County, North Dakota	2.0521094729%
ND60	Ward County, North Dakota	3.4849842097%
ND61	Wells County, North Dakota	0.4346604383%
ND62	West Fargo City, North Dakota	1.8417059171%
ND63	Williams County, North Dakota	2.3067369406%
ND64	Williston City, North Dakota	1.5016973817%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1	Aberdeen Village, Ohio	0.0087437716%
OH2	Ada Village, Ohio	0.0077636351%
OH3	Adams County, Ohio	0.3473544585%
OH4	Adams Township, Champaign County,	0.0001374611%
	Ohio
OH5	Adams Township, Clinton County, Ohio	0.0003122525%
OH6	Adams Township, Darke County, Ohio	0.0016731027%
OH7	Adams Township, Monroe County, Ohio	0.0000311703%
OH8	Adams Township, Muskingum County,	0.0001003092%
	Ohio
OH9	Adams Township, Seneca County, Ohio	0.0003810303%
OH10	Adams Township, Washington County,	0.0001169753%
	Ohio
OH11	Adamsville Village, Ohio	0.0000910884%
OH12	Addyston Village, Ohio	0.0025217854%
OH13	Adelphi Village, Ohio	0.0020068066%
OH14	Adena Village, Ohio	0.0003568983%
OH15	Aid Township, Ohio	0.0003303244%
OH16	Akron City, Ohio	0.8812077621%
OH17	Albany Village, Ohio	0.0019488925%
OH18	Alexander Township, Ohio	0.0001250626%
OH19	Alexandria Village, Ohio	0.0005560173%
OH20	Alger Village, Ohio	0.0005166462%
OH21	Allen County, Ohio	0.4092999560%
OH22	Allen Township, Darke County, Ohio	0.0006643202%
OH23	Allen Township, Hancock County, Ohio	0.0005903230%
OH24	Allen Township, Ottawa County, Ohio	0.0005976710%
OH25	Allen Township, Union County, Ohio	0.0028518922%
OH26	Alliance City, Ohio	0.0889490116%
OH27	Amanda Township, Fairfield County,	0.0018577114%
	Ohio
OH28	Amanda Township, Hancock County,	0.0001616361%
	Ohio
OH29	Amanda Village, Ohio	0.0005782400%
OH30	Amberley Village, Ohio	0.0192140009%
OH31	Amboy Township, Ohio	0.0017244001%
OH32	Amelia Village, Ohio	0.0138770427%
OH33	American Township, Ohio	0.0193901533%
OH34	Ames Township, Ohio	0.0004272973%
OH35	Amesville Village, Ohio	0.0000937970%
OH36	Amherst City, Ohio	0.0344767089%
OH37	Amherst Township, Ohio	0.0134400730%
OH38	Amsterdam Village, Ohio	0.0003984552%
OH39	Anderson Township, Ohio	0.0760877775%
OH40	Andover Township, Ohio	0.0010566751%
OH41	Andover Village, Ohio	0.0040505880%
OH42	Anna Village, Ohio	0.0028751504%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH43	Ansonia Village, Ohio	0.0014885693%
OH44	Antioch Village, Ohio	0.0000311703%
OH45	Antwerp Village, Ohio	0.0009282725%
OH46	Apple Creek Village, Ohio	0.0004832518%
OH47	Aquilla Village, Ohio	0.0000095709%
OH48	Arcadia Village, Ohio	0.0000210830%
OH49	Arcanum Village, Ohio	0.0034200188%
OH50	Archbold Village, Ohio	0.0168893369%
OH51	Arlington Heights Village, Ohio	0.0024048815%
OH52	Arlington Village, Ohio	0.0017280808%
OH53	Ashland City, Ohio	0.0677959091%
OH54	Ashland County, Ohio	0.2064379332%
OH55	Ashley Village, Ohio	0.0012125812%
OH56	Ashtabula City, Ohio	0.0931048204%
OH57	Ashtabula County, Ohio	0.7429130666%
OH58	Ashtabula Township, Ohio	0.0174821031%
OH59	Ashville Village, Ohio	0.0024582550%
OH60	Athalia Village, Ohio	0.0000173855%
OH61	Athens City, Ohio	0.0700871751%
OH62	Athens County, Ohio	0.4584170235%
OH63	Athens Township, Athens County, Ohio	0.0025846274%
OH64	Athens Township, Harrison County,	0.0003148983%
	Ohio
OH65	Attica Village, Ohio	0.0007921419%
OH66	Atwater Township, Ohio	0.0004753019%
OH67	Auburn Township, Crawford County,	0.0007613308%
	Ohio
OH68	Auburn Township, Geauga County, Ohio	0.0067953249%
OH69	Auburn Township, Tuscarawas County,	0.0000098536%
	Ohio
OH70	Auglaize County, Ohio	0.1648586210%
OH71	Auglaize Township, Allen County, Ohio	0.0010226874%
OH72	Auglaize Township, Paulding County,	0.0000730923%
	Ohio
OH73	Augusta Township, Ohio	0.0004684152%
OH74	Aurelius Township, Ohio	0.0000083554%
OH75	Aurora City, Ohio	0.0294524674%
OH76	Austinburg Township, Ohio	0.0004813742%
OH77	Austintown Township, Ohio	0.0890063352%
OH78	Avon City, Ohio	0.0729757005%
OH79	Avon Lake City, Ohio	0.0663140992%
OH80	Bailey Lakes Village, Ohio	0.0000813388%
OH81	Bainbridge Township, Ohio	0.0406379571%
OH82	Bainbridge Village, Ohio	0.0022724133%
OH83	Bairdstown Village, Ohio	0.0000612234%
OH84	Ballville Township, Ohio	0.0021521086%
OH85	Baltic Village, Ohio	0.0009410120%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH86	Baltimore Village, Ohio	0.0031532207%
OH87	Barberton City, Ohio	0.1164193916%
OH88	Barlow Township, Ohio	0.0003258598%
OH89	Barnesville Village, Ohio	0.0106861443%
OH90	Barnhill Village, Ohio	0.0006601909%
OH91	Bartlow Township, Ohio	0.0001082864%
OH92	Batavia Township, Ohio	0.0000517157%
OH93	Batavia Village, Ohio	0.0047750818%
OH94	Batesville Village, Ohio	0.0000517432%
OH95	Bath Township, Allen County, Ohio	0.0088564730%
OH96	Bath Township, Greene County, Ohio	0.0001754181%
OH97	Bath Township, Summit County, Ohio	0.0489522386%
OH98	Baughman Township, Ohio	0.0001353105%
OH99	Bay Township, Ohio	0.0000549583%
OH100	Bay View Village, Ohio	0.0012986334%
OH101	Bay Village City, Ohio	0.0295102794%
OH102	Bazetta Township, Ohio	0.0331455317%
OH103	Beach City Village, Ohio	0.0006531299%
OH104	Beachwood City, Ohio	0.0573216138%
OH105	Beallsville Village, Ohio	0.0001580913%
OH106	Bearfield Township, Ohio	0.0005486478%
OH107	Beaver Township, Mahoning County,	0.0148139167%
	Ohio
OH108	Beaver Township, Pike County, Ohio	0.0003380168%
OH109	Beaver Village, Ohio	0.0001859093%
OH110	Beavercreek City, Ohio	0.0843658046%
OH111	Beavercreek Township, Ohio	0.1348759090%
OH112	Beaverdam Village, Ohio	0.0000749971%
OH113	Bedford City, Ohio	0.0429793572%
OH114	Bedford Heights City, Ohio	0.0386687782%
OH115	Bedford Township, Ohio	0.0000306151%
OH116	Bellaire Village, Ohio	0.0010264323%
OH117	Bellbrook City, Ohio	0.0237949542%
OH118	Belle Center Village, Ohio	0.0005231767%
OH119	Belle Valley Village, Ohio	0.0001073626%
OH120	Bellefontaine City, Ohio	0.0729400123%
OH121	Bellevue City, Ohio	0.0299834456%
OH122	Bellville Village, Ohio	0.0011239941%
OH123	Belmont County, Ohio	0.4904799617%
OH124	Belmont Village, Ohio	0.0011248573%
OH125	Belmore Village, Ohio	0.0002483511%
OH126	Beloit Village, Ohio	0.0037587550%
OH127	Belpre City, Ohio	0.0099429019%
OH128	Belpre Township, Ohio	0.0009358025%
OH129	Bennington Township, Licking County,	0.0005560173%
	Ohio

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH130	Bennington Township, Morrow County,	0.0001476031%
	Ohio
OH131	Bentleyville Village, Ohio	0.0019992236%
OH132	Benton Ridge Village, Ohio	0.0000914068%
OH133	Benton Township, Hocking County,	0.0001089904%
	Ohio
OH134	Benton Township, Ottawa County, Ohio	0.0007968947%
OH135	Benton Township, Paulding County, Ohio	0.0002485139%
OH136	Benton Township, Pike County, Ohio	0.0003718185%
OH137	Berea City, Ohio	0.0293403849%
OH138	Bergholz Village, Ohio	0.0002390731%
OH139	Berkey Village, Ohio	0.0003639406%
OH140	Berkshire Township, Ohio	0.0000742397%
OH141	Berlin Heights Village, Ohio	0.0009142379%
OH142	Berlin Township, Delaware County,	0.0000164977%
	Ohio
OH143	Berlin Township, Erie County, Ohio	0.0001350579%
OH144	Berlin Township, Holmes County, Ohio	0.0000814306%
OH145	Berlin Township, Mahoning County,	0.0014985886%
	Ohio
OH146	Bern Township, Ohio	0.0001354845%
OH147	Berne Township, Ohio	0.0001629571%
OH148	Bethel Township, Clark County, Ohio	0.0138134025%
OH149	Bethel Township, Monroe County, Ohio	0.0000498724%
OH150	Bethel Village, Ohio	0.0057576798%
OH151	Bethesda Village, Ohio	0.0006889751%
OH152	Bethlehem Township, Coshocton	0.0000765378%
	County, Ohio
OH153	Bethlehem Township, Stark County,	0.0015140738%
	Ohio
OH154	Bettsville Village, Ohio	0.0009525757%
OH155	Beverly Village, Ohio	0.0019551589%
OH156	Bexley City, Ohio	0.0458668476%
OH157	Big Island Township, Ohio	0.0005578783%
OH158	Black Creek Township, Ohio	0.0001534027%
OH159	Blakeslee Village, Ohio	0.0000628635%
OH160	Blanchard Township, Hancock County,	0.0001475808%
	Ohio
OH161	Blanchard Township, Putnam County,	0.0006457128%
	Ohio
OH162	Blanchester Village, Ohio	0.0114641267%
OH163	Blendon Township, Ohio	0.0282639366%
OH164	Bloom Township, Fairfield County, Ohio	0.0118551321%
OH165	Bloom Township, Morgan County, Ohio	0.0001713719%
OH166	Bloom Township, Scioto County, Ohio	0.0000852977%
OH167	Bloom Township, Seneca County, Ohio	0.0009926842%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH168	Bloomdale Village, Ohio	0.0005693772%
OH169	Bloomfield Township, Jackson County,	0.0013260530%
	Ohio
OH170	Bloomfield Township, Logan County,	0.0000099754%
	Ohio
OH171	Bloomingburg Village, Ohio	0.0002078369%
OH172	Bloomingdale Village, Ohio	0.0002231349%
OH173	Bloominggrove Township, Ohio	0.0001784118%
OH174	Bloomville Village, Ohio	0.0004411930%
OH175	Blue Ash City, Ohio	0.0851895858%
OH176	Blue Creek Township, Ohio	0.0000767469%
OH177	Blue Rock Township, Ohio	0.0001103402%
OH178	Bluffton Village, Ohio	0.0052836661%
OH179	Boardman Township, Ohio	0.1408673271%
OH180	Bokescreek Township, Ohio	0.0013367015%
OH181	Bolivar Village, Ohio	0.0004434118%
OH182	Boston Heights Village, Ohio	0.0077201699%
OH183	Boston Township, Ohio	0.0003662503%
OH184	Botkins Village, Ohio	0.0019522626%
OH185	Bowerston Village, Ohio	0.0000572542%
OH186	Bowersville Village, Ohio	0.0000916319%
OH187	Bowling Green City, Ohio	0.0752741164%
OH188	Bowling Green Township, Ohio	0.0000370678%
OH189	Braceville Township, Ohio	0.0037680877%
OH190	Bradford Village, Ohio	0.0028661348%
OH191	Bradner Village, Ohio	0.0009183503%
OH192	Brady Lake Village, Ohio	0.0002559318%
OH193	Brady Township, Ohio	0.0005029083%
OH194	Bratenahl Village, Ohio	0.0051323943%
OH195	Bratton Township, Ohio	0.0000790580%
OH196	Brecksville City, Ohio	0.0241013127%
OH197	Bremen Village, Ohio	0.0006844200%
OH198	Brewster Village, Ohio	0.0058880648%
OH199	Brice Village, Ohio	0.0005574892%
OH200	Bridgeport Village, Ohio	0.0050477971%
OH201	Bridgewater Township, Ohio	0.0004164709%
OH202	Brighton Township, Ohio	0.0000194784%
OH203	Brimfield Township, Ohio	0.0111960000%
OH204	Bristol Township, Morgan County, Ohio	0.0001285289%
OH205	Bristol Township, Trumbull County,	0.0252513027%
	Ohio
OH206	Broadview Heights City, Ohio	0.0226789401%
OH207	Bronson Township, Ohio	0.0009334281%
OH208	Brook Park City, Ohio	0.0389572037%
OH209	Brookfield Township, Noble County,	0.0000517432%
	Ohio

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH210	Brookfield Township, Trumbull County,	0.0346459468%
	Ohio
OH211	Brooklyn City, Ohio	0.0212407634%
OH212	Brooklyn Heights Village, Ohio	0.0100909430%
OH213	Brookside Village, Ohio	0.0001124857%
OH214	Brookville City, Ohio	0.0216648650%
OH215	Broughton Village, Ohio	0.0000073092%
OH216	Brown County, Ohio	0.4653422837%
OH217	Brown Township, Carroll County, Ohio	0.0009477238%
OH218	Brown Township, Darke County, Ohio	0.0007873425%
OH219	Brown Township, Delaware County,	0.0000082489%
	Ohio
OH220	Brown Township, Franklin County, Ohio	0.0003894787%
OH221	Brown Township, Knox County, Ohio	0.0039027192%
OH222	Brown Township, Miami County, Ohio	0.0006132702%
OH223	Brown Township, Paulding County,	0.0001315662%
	Ohio
OH224	Brown Township, Vinton County, Ohio	0.0000390135%
OH225	Brunswick City, Ohio	0.1197413086%
OH226	Brunswick Hills Township, Ohio	0.0200631640%
OH227	Brush Creek Township, Jefferson	0.0001275057%
	County, Ohio
OH228	Brush Creek Township, Scioto County,	0.0011088700%
	Ohio
OH229	Brushcreek Township, Ohio	0.0059850824%
OH230	Bryan City, Ohio	0.0285400457%
OH231	Buchtel Village, Ohio	0.0001849243%
OH232	Buckeye Lake Village, Ohio	0.0040562680%
OH233	Buckland Village, Ohio	0.0001068314%
OH234	Bucks Township, Ohio	0.0002857543%
OH235	Bucyrus City, Ohio	0.0467130847%
OH236	Bucyrus Township, Ohio	0.0002175231%
OH237	Buffalo Township, Ohio	0.0000689910%
OH238	Burbank Village, Ohio	0.0001559017%
OH239	Burgoon Village, Ohio	0.0001532454%
OH240	Burkettsville Village, Ohio	0.0000203512%
OH241	Burlington Township, Ohio	0.0012973736%
OH242	Burton Township, Ohio	0.0022682986%
OH243	Burton Village, Ohio	0.0036177927%
OH244	Butler County, Ohio	2.6887406714%
OH245	Butler Township, Columbiana County,	0.0017704304%
	Ohio
OH246	Butler Township, Darke County, Ohio	0.0006643202%
OH247	Butler Township, Mercer County, Ohio	0.0021025197%
OH248	Butler Township, Montgomery County,	0.0308007959%
	Ohio
OH249	Butler Township, Richland County, Ohio	0.0003925059%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH250	Butler Village, Ohio	0.0004817118%
OH251	Butlerville Village, Ohio	0.0001866800%
OH252	Byesville Village, Ohio	0.0018493145%
OH253	Byrd Township, Ohio	0.0018293707%
OH254	Cadiz Township, Ohio	0.0013359320%
OH255	Cadiz Village, Ohio	0.0042081859%
OH256	Caesarscreek Township, Ohio	0.0004643421%
OH257	Cairo Village, Ohio	0.0000409075%
OH258	Caldwell Village, Ohio	0.0017937650%
OH259	Caledonia Village, Ohio	0.0007098142%
OH260	Cambridge City, Ohio	0.0668200845%
OH261	Cambridge Township, Ohio	0.0000951853%
OH262	Camden Township, Ohio	0.0003116539%
OH263	Camden Village, Ohio	0.0031099397%
OH264	Camp Creek Township, Ohio	0.0001943597%
OH265	Campbell City, Ohio	0.0206854359%
OH266	Canaan Township, Morrow County,	0.0000885618%
	Ohio
OH267	Canaan Township, Wayne County, Ohio	0.0002435589%
OH268	Canal Fulton City, Ohio	0.0143391696%
OH269	Canal Winchester City, Ohio	0.0017001990%
OH270	Canfield City, Ohio	0.0340253310%
OH271	Canfield Township, Ohio	0.0024198521%
OH272	Canton City, Ohio	0.4906093929%
OH273	Canton Township, Ohio	0.0238293446%
OH274	Cardington Village, Ohio	0.0026450469%
OH275	Carey Village, Ohio	0.0048237347%
OH276	Carlisle Township, Ohio	0.0046455904%
OH277	Carlisle Village, Ohio	0.0081658806%
OH278	Carroll County, Ohio	0.1274960868%
OH279	Carroll Township, Ohio	0.0031394902%
OH280	Carroll Village, Ohio	0.0008718207%
OH281	Carrollton Village, Ohio	0.0061329714%
OH282	Carryall Township, Ohio	0.0000511646%
OH283	Carthage Township, Ohio	0.0002397033%
OH284	Cass Township, Muskingum County,	0.0002006185%
	Ohio
OH285	Cass Township, Richland County, Ohio	0.0007850118%
OH286	Casstown Village, Ohio	0.0005337723%
OH287	Castalia Village, Ohio	0.0011427974%
OH288	Castine Village, Ohio	0.0005289957%
OH289	Catawba Island Township, Ohio	0.0060247984%
OH290	Catawba Village, Ohio	0.0002313575%
OH291	Cecil Village, Ohio	0.0000109638%
OH292	Cedarville Township, Ohio	0.0036837809%
OH293	Cedarville Village, Ohio	0.0036321873%
OH294	Celina City, Ohio	0.0165674940%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH295	Center Township, Carroll County, Ohio	0.0001634007%
OH296	Center Township, Columbiana County,	0.0003327877%
	Ohio
OH297	Center Township, Guernsey County,	0.0001903706%
	Ohio
OH298	Center Township, Mercer County, Ohio	0.0004241134%
OH299	Center Township, Monroe County, Ohio	0.0005361288%
OH300	Center Township, Morgan County, Ohio	0.0000535537%
OH301	Center Township, Noble County, Ohio	0.0001724774%
OH302	Center Township, Williams County,	0.0005107662%
	Ohio
OH303	Center Township, Wood County, Ohio	0.0002510158%
OH304	Centerburg Village, Ohio	0.0041342364%
OH305	Centerville City, Ohio	0.0591550598%
OH306	Centerville Village, Ohio	0.0005060807%
OH307	Cessna Township, Ohio	0.0001110677%
OH308	Chagrin Falls Township, Ohio	0.0000039510%
OH309	Chagrin Falls Village, Ohio	0.0125168784%
OH310	Champaign County, Ohio	0.2269483026%
OH311	Champion Township, Ohio	0.0283714840%
OH312	Chardon City, Ohio	0.0479405386%
OH313	Chardon Township, Ohio	0.0039336317%
OH314	Charlestown Township, Ohio	0.0000121872%
OH315	Chatfield Township, Ohio	0.0008265878%
OH316	Chatfield Village, Ohio	0.0000870092%
OH317	Chatham Township, Ohio	0.0003778818%
OH318	Chauncey Village, Ohio	0.0000833751%
OH319	Cherry Fork Village, Ohio	0.0004264208%
OH320	Cherry Valley Township, Ohio	0.0004696334%
OH321	Chesapeake Village, Ohio	0.0021905725%
OH322	Cheshire Township, Ohio	0.0010496489%
OH323	Cheshire Village, Ohio	0.0001686936%
OH324	Chester Township, Clinton County, Ohio	0.0019181224%
OH325	Chester Township, Geauga County, Ohio	0.0252766944%
OH326	Chester Township, Morrow County,	0.0005136587%
	Ohio
OH327	Chester Township, Wayne County, Ohio	0.0004213956%
OH328	Chesterhill Village, Ohio	0.0000958805%
OH329	Chesterville Village, Ohio	0.0000531371%
OH330	Cheviot City, Ohio	0.0177109500%
OH331	Chickasaw Village, Ohio	0.0003251707%
OH332	Chillicothe City, Ohio	0.3116747707%
OH333	Chilo Village, Ohio	0.0001537865%
OH334	Chippewa Lake Village, Ohio	0.0005077787%
OH335	Chippewa Township, Ohio	0.0025863636%
OH336	Christiansburg Village, Ohio	0.0002537744%
OH337	Cincinnati City, Ohio	1.9225774768%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH338	Circleville City, Ohio	0.3452050773%
OH339	Circleville Township, Ohio	0.0006412839%
OH340	Claibourne Township, Ohio	0.0000211028%
OH341	Claridon Township, Ohio	0.0025745668%
OH342	Clarington Village, Ohio	0.0000498724%
OH343	Clark County, Ohio	1.2151983585%
OH344	Clark Township, Brown County, Ohio	0.0053640868%
OH345	Clark Township, Clinton County, Ohio	0.0010928837%
OH346	Clarksburg Village, Ohio	0.0000295119%
OH347	Clarksfield Township, Ohio	0.0007412517%
OH348	Clarksville Village, Ohio	0.0004237712%
OH349	Clay Center Village, Ohio	0.0000618280%
OH350	Clay Township, Auglaize County, Ohio	0.0004451307%
OH351	Clay Township, Highland County, Ohio	0.0003613635%
OH352	Clay Township, Montgomery County,	0.0058148642%
	Ohio
OH353	Clay Township, Muskingum County,	0.0004012369%
	Ohio
OH354	Clay Township, Ottawa County, Ohio	0.0026311263%
OH355	Clay Township, Scioto County, Ohio	0.0064826249%

OH356	0.0000492680%
OH357	Clayton City, Ohio	0.0375148659%
OH358	Clayton Township, Ohio	0.0004303120%
OH359	Clear Creek Township, Ohio	0.0874295648%
OH360	Clearcreek Township, Ohio	0.0010918129%
OH361	Clermont County, Ohio	1.9148422650%
OH362	Cleveland City, Ohio	1.8006406770%
OH363	Cleveland Heights City, Ohio	0.0861404621%
OH364	Cleves Village, Ohio	0.0031981583%
OH365	Clifton Village, Ohio	0.0002996729%
OH366	Clinton County, Ohio	0.4003299792%
OH367	Clinton Township, Franklin County,	0.0107832149%
OH368	Ohio Clinton Township, Fulton County, Ohio	0.0006481787%
OH369	Clinton Township, Seneca County, Ohio	0.0007420064%
OH370	Clinton Township, Shelby County, Ohio	0.0005501831%
OH371	Clinton Township, Vinton County, Ohio	0.0002860993%
OH372	Clinton Township, Wayne County, Ohio	0.0001933007%
OH373	Clinton Village, Ohio	0.0011373034%
OH374	Cloverdale Village, Ohio	0.0001986809%
OH375	Clyde City, Ohio	0.0219912947%
OH376	Coal Grove Village, Ohio	0.0050070228%
OH377	Coal Township, Jackson County, Ohio	0.0004972699%
OH378	Coal Township, Perry County, Ohio	0.0003550074%
OH379	Coalton Village, Ohio	0.0024310971%
OH380	Coitsville Township, Ohio	0.0048028536%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH381	Coldwater Village, Ohio	0.0054593322%
OH382	Colerain Township, Belmont County,	0.0006046108%
OH383	Ohio Colerain Township, Hamilton County,	0.1398087860%
OH384	Ohio College Corner Village, Ohio	0.0022611881%
OH385	College Township, Ohio	0.0028608916%
OH386	Columbia Township, Hamilton County,	0.0091268592%
OH387	Ohio Columbia Township, Lorain County,	0.0044508068%
OH388	Ohio Columbia Township, Meigs County,	0.0000676625%
OH389	Ohio Columbiana City, Ohio	0.0212455929%
OH390	Columbiana County, Ohio	0.6832396894%
OH391	Columbus City, Ohio	4.0358741733%
OH392	Columbus Grove Village, Ohio	0.0013907661%
OH393	Commercial Point Village, Ohio	0.0008841945%
OH394	Concord Township, Delaware County,	0.0132064120%
	Ohio
OH395	Concord Township, Fayette County, Ohio	0.0003201811%
OH396	Concord Township, Highland County,	0.0000677557%
	Ohio
OH397	Concord Township, Lake County, Ohio	0.0329119594%
OH398	Concord Township, Miami County, Ohio	0.0048266640%
OH399	Concord Township, Ross County, Ohio	0.0034233759%
OH400	Conesville Village, Ohio	0.0001949904%
OH401	Congress Township, Morrow County,	0.0000354247%
	Ohio
OH402	Congress Township, Wayne County,	0.0000386601%
	Ohio
OH403	Congress Village, Ohio	0.0001394121%
OH404	Conneaut City, Ohio	0.0500864015%
OH405	Continental Village, Ohio	0.0013742094%
OH406	Convoy Village, Ohio	0.0015735393%
OH407	Coolville Village, Ohio	0.0002918128%
OH408	Copley Township, Ohio	0.0644889601%
OH409	Corning Village, Ohio	0.0010865378%
OH410	Cortland City, Ohio	0.0349699000%
OH411	Corwin Village, Ohio	0.0004993129%
OH412	Coshocton City, Ohio	0.0177337984%
OH413	Coshocton County, Ohio	0.1889793769%
OH414	Coventry Township, Ohio	0.0112670146%
OH415	Covington Village, Ohio	0.0077226624%
OH416	Craig Beach Village, Ohio	0.0004176394%
OH417	Cranberry Township, Ohio	0.0001631423%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH418	Crane Township, Paulding County, Ohio	0.0001169477%
OH419	Crane Township, Wyandot County, Ohio	0.0005667045%
OH420	Crawford County, Ohio	0.2595376809%
OH421	Crawford Township, Coshocton County,	0.0002372670%
	Ohio
OH422	Crawford Township, Wyandot County,	0.0001079437%
	Ohio
OH423	Crestline Village, Ohio	0.0166501207%
OH424	Creston Village, Ohio	0.0007596505%
OH425	Cridersville Village, Ohio	0.0045581388%
OH426	Crooksville Village, Ohio	0.0043353934%
OH427	Crosby Township, Ohio	0.0044757516%
OH428	Cross Creek Township, Ohio	0.0061202713%
OH429	Crown City Village, Ohio	0.0005435682%
OH430	Cumberland Village, Ohio	0.0007050617%
OH431	Custar Village, Ohio	0.0000244893%
OH432	Cuyahoga Falls City, Ohio	0.1811685822%
OH433	Cuyahoga Heights Village, Ohio	0.0193798260%
OH434	Cygnet Village, Ohio	0.0002510158%
OH435	Cynthian Township, Ohio	0.0000266218%
OH436	Dallas Township, Ohio	0.0001522662%
OH437	Dalton Village, Ohio	0.0011945985%
OH438	Damascus Township, Ohio	0.0007850761%
OH439	Danbury Township, Ohio	0.0038539475%
OH440	Danville Village, Ohio	0.0021828768%
OH441	Darby Township, Madison County, Ohio	0.0011346056%
OH442	Darby Township, Union County, Ohio	0.0004220559%
OH443	Darbyville Village, Ohio	0.0000242911%
OH444	Darke County, Ohio	0.2651621760%
OH445	Dayton City, Ohio	1.3353086202%
OH446	De Graff Village, Ohio	0.0013067754%
OH447	Decatur Township, Lawrence County,	0.0001043130%
	Ohio
OH448	Decatur Township, Washington County,	0.0001169753%
	Ohio
OH449	Deer Park City, Ohio	0.0107468140%
OH450	Deercreek Township, Ohio	0.0004275226%
OH451	Deerfield Township, Portage County,	0.0008693556%
	Ohio
OH452	Deerfield Township, Ross County, Ohio	0.0015346168%
OH453	Deerfield Township, Warren County,	0.1151454582%
	Ohio
OH454	Deersville Village, Ohio	0.0000209231%
OH455	Defiance City, Ohio	0.0658767007%
OH456	Defiance County, Ohio	0.1709704524%
OH457	Defiance Township, Ohio	0.0007172505%
OH458	Delaware City, Ohio	0.1151374756%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH459	Delaware County, Ohio	0.4816174702%
OH460	Delaware Township, Defiance County,	0.0015007088%
	Ohio
OH461	Delaware Township, Delaware County,	0.0075064553%
	Ohio
OH462	Delaware Township, Hancock County,	0.0001335254%
	Ohio
OH463	Delhi Township, Ohio	0.0630446356%
OH464	Dellroy Village, Ohio	0.0002505477%
OH465	Delphos City, Ohio	0.0171051813%
OH466	Delta Village, Ohio	0.0085241620%
OH467	Dennison Village, Ohio	0.0062570335%
OH468	Deshler Village, Ohio	0.0009475056%
OH469	Dexter City Village, Ohio	0.0000689910%
OH470	Dillonvale Village, Ohio	0.0012431801%
OH471	Dinsmore Township, Ohio	0.0004170743%
OH472	Dodson Township, Ohio	0.0105924667%
OH473	Donnelsville Village, Ohio	0.0002721853%
OH474	Dorset Township, Ohio	0.0001174083%
OH475	Dover City, Ohio	0.0416708574%
OH476	Dover Township, Athens County, Ohio	0.0005002505%
OH477	Dover Township, Tuscarawas County,	0.0000886824%
	Ohio
OH478	Dover Township, Union County, Ohio	0.0005124965%
OH479	Doylestown Village, Ohio	0.0020721837%
OH480	Dresden Village, Ohio	0.0028086586%
OH481	Dublin City, Ohio	0.0949912950%
OH482	Dublin Township, Ohio	0.0004331371%
OH483	Duchouquet Township, Ohio	0.0010861190%
OH484	Dunham Township, Ohio	0.0004344797%
OH485	Dunkirk Village, Ohio	0.0005233559%
OH486	Dupont Village, Ohio	0.0006622696%
OH487	Eagle Township, Brown County, Ohio	0.0090538344%
OH488	Eagle Township, Vinton County, Ohio	0.0002210767%
OH489	East Canton Village, Ohio	0.0024838727%
OH490	East Cleveland City, Ohio	0.0558083674%
OH491	East Liverpool City, Ohio	0.0368861843%
OH492	East Palestine Village, Ohio	0.0165861370%
OH493	East Sparta Village, Ohio	0.0004354199%
OH494	East Union Township, Ohio	0.0003556733%
OH495	Eastlake City, Ohio	0.0700788770%
OH496	Eaton City, Ohio	0.0615604375%
OH497	Eaton Township, Ohio	0.0004480024%
OH498	Eden Township, Licking County, Ohio	0.0004448138%
OH499	Eden Township, Seneca County, Ohio	0.0001102982%
OH500	Eden Township, Wyandot County, Ohio	0.0000944507%
OH501	Edgerton Village, Ohio	0.0042354308%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH502	Edinburg Township, Ohio	0.0011740363%
OH503	Edison Village, Ohio	0.0001948360%
OH504	Edon Village, Ohio	0.0013908558%
OH505	Eldorado Village, Ohio	0.0003273621%
OH506	Elgin Village, Ohio	0.0000619504%
OH507	Elida Village, Ohio	0.0011181382%
OH508	Elizabeth Township, Lawrence County,	0.0009562023%
	Ohio
OH509	Elizabeth Township, Miami County,	0.0000454274%
	Ohio
OH510	Elk Township, Noble County, Ohio	0.0000344955%
OH511	Elk Township, Vinton County, Ohio	0.0002600903%
OH512	Elkrun Township, Ohio	0.0004259682%
OH513	Ellsworth Township, Ohio	0.0001965362%
OH514	Elmore Village, Ohio	0.0016556174%
OH515	Elmwood Place Village, Ohio	0.0045008025%
OH516	Elyria City, Ohio	0.2638149975%
OH517	Elyria Township, Ohio	0.0007693955%
OH518	Empire Village, Ohio	0.0010041070%
OH519	Englewood City, Ohio	0.0628005329%
OH520	Enon Village, Ohio	0.0038378123%
OH521	Erie County, Ohio	0.4532438208%
OH522	Erie Township, Ohio	0.0006045408%
OH523	Euclid City, Ohio	0.0936790366%
OH524	Evendale Village, Ohio	0.0340357530%
OH525	Fairborn City, Ohio	0.1544298717%
OH526	Fairfax Village, Ohio	0.0079411190%
OH527	Fairfield City, Ohio	0.2893759753%
OH528	Fairfield County, Ohio	0.6244843622%
OH529	Fairfield Township, Butler County, Ohio	0.0801075425%
OH530	Fairfield Township, Columbiana County,	0.0024759402%
	Ohio
OH531	Fairfield Township, Huron County, Ohio	0.0006726173%
OH532	Fairfield Township, Tuscarawas County,	0.0004138510%
	Ohio
OH533	Fairfield Township, Washington County,	0.0000501323%
	Ohio
OH534	Fairlawn City, Ohio	0.0675346202%
OH535	Fairport Harbor Village, Ohio	0.0091069372%
OH536	Fairview Park City, Ohio	0.0218966352%
OH537	Fairview Village, Ohio	0.0000924858%
OH538	Falls Township, Hocking County, Ohio	0.0002873384%
OH539	Falls Township, Muskingum County,	0.0022068032%
	Ohio
OH540	Farmer Township, Ohio	0.0002869002%
OH541	Farmersville Village, Ohio	0.0013667928%
OH542	Farmington Township, Ohio	0.0015345154%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH543	Fayette County, Ohio	0.2554820842%
OH544	Fayette Township, Ohio	0.0013386832%
OH545	Fayette Village, Ohio	0.0012352086%
OH546	Fayetteville Village, Ohio	0.0029455968%
OH547	Fearing Township, Ohio	0.0004177690%
OH548	Felicity Village, Ohio	0.0030684641%
OH549	Findlay City, Ohio	0.1162163280%
OH550	Fitchville Township, Ohio	0.0003431721%
OH551	Flatrock Township, Ohio	0.0001691974%
OH552	Fletcher Village, Ohio	0.0012151836%
OH553	Florence Township, Erie County, Ohio	0.0013194115%
OH554	Florence Township, Williams County,	0.0002671700%
	Ohio
OH555	Florida Village, Ohio	0.0015566164%
OH556	Flushing Township, Ohio	0.0005905501%
OH557	Flushing Village, Ohio	0.0004640036%
OH558	Forest Park City, Ohio	0.0861415180%
OH559	Forest Village, Ohio	0.0023324226%
OH560	Fort Jennings Village, Ohio	0.0004221969%
OH561	Fort Loramie Village, Ohio	0.0012778446%
OH562	Fort Recovery Village, Ohio	0.0009926059%
OH563	Fostoria City, Ohio	0.0512205361%
OH564	Fowler Township, Ohio	0.0047569976%
OH565	Frankfort Village, Ohio	0.0079678326%
OH566	Franklin City, Ohio	0.0535002847%
OH567	Franklin County, Ohio	5.7883029997%
OH568	Franklin Township, Adams County,	0.0010014012%
	Ohio
OH569	Franklin Township, Brown County, Ohio	0.0023874837%
OH570	Franklin Township, Clermont County,	0.0034132353%
	Ohio
OH571	Franklin Township, Columbiana County,	0.0006123293%
	Ohio
OH572	Franklin Township, Coshocton County,	0.0002449208%
	Ohio
OH573	Franklin Township, Darke County, Ohio	0.0004797868%
OH574	Franklin Township, Franklin County,	0.0440874644%
	Ohio
OH575	Franklin Township, Fulton County, Ohio	0.0000733787%
OH576	Franklin Township, Jackson County,	0.0003038871%
	Ohio
OH577	Franklin Township, Mercer County,	0.0012091744%
	Ohio
OH578	Franklin Township, Portage County,	0.0001990581%
	Ohio
OH579	Franklin Township, Richland County,	0.0008563765%
	Ohio

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH580	Franklin Township, Shelby County, Ohio	0.0011802315%
OH581	Franklin Township, Tuscarawas County,	0.0031235899%
	Ohio
OH582	Franklin Township, Warren County,	0.0035372089%
	Ohio
OH583	Frazeysburg Village, Ohio	0.0003209896%
OH584	Fredericksburg Village, Ohio	0.0001198464%
OH585	Fredericktown Village, Ohio	0.0055729507%
OH586	Freedom Township, Portage County,	0.0004265530%
	Ohio
OH587	Freedom Township, Wood County, Ohio	0.0012305895%
OH588	Freeport Township, Ohio	0.0002576440%
OH589	Freeport Village, Ohio	0.0001049661%
OH590	Fremont City, Ohio	0.0724844646%
OH591	Fulton County, Ohio	0.1830065436%
OH592	Fulton Village, Ohio	0.0001234266%
OH593	Fultonham Village, Ohio	0.0000100309%
OH594	Gahanna City, Ohio	0.0724048588%
OH595	Galena Village, Ohio	0.0001402305%
OH596	Galion City, Ohio	0.0440049221%
OH597	Gallia County, Ohio	0.3272280412%
OH598	Gallipolis Village, Ohio	0.0421733929%
OH599	Gambier Village, Ohio	0.0019348227%
OH600	Gann Village, Ohio	0.0000330739%
OH601	Garfield Heights City, Ohio	0.0512449222%
OH602	Garrettsville Village, Ohio	0.0040959299%
OH603	Gasper Township, Ohio	0.0060234621%
OH604	Gates Mills Village, Ohio	0.0065784730%
OH605	Geauga County, Ohio	0.4034987358%
OH606	Geneva City, Ohio	0.0306905423%
OH607	Geneva Township, Ohio	0.0015497902%
OH608	Geneva-On-The-Lake Village, Ohio	0.0052011898%
OH609	Genoa Township, Ohio	0.0490971668%
OH610	Genoa Village, Ohio	0.0023769444%
OH611	Georgetown Village, Ohio	0.0263243336%
OH612	German Township, Auglaize County,	0.0003115915%
	Ohio
OH613	German Township, Clark County, Ohio	0.0120986353%
OH614	German Township, Fulton County, Ohio	0.0012718979%
OH615	German Township, Harrison County,	0.0002671864%
	Ohio
OH616	German Township, Montgomery	0.0069298793%
	County, Ohio
OH617	Germantown City, Ohio	0.0166173231%
OH618	Gettysburg Village, Ohio	0.0016993673%
OH619	Gibson Township, Ohio	0.0000992606%
OH620	Gibsonburg Village, Ohio	0.0033999699%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH621	Gilboa Village, Ohio	0.0001572890%
OH622	Gilead Township, Ohio	0.0002952061%
OH623	Girard City, Ohio	0.0699056997%
OH624	Glandorf Village, Ohio	0.0007698884%
OH625	Glendale Village, Ohio	0.0089682038%
OH626	Glenford Village, Ohio	0.0004004647%
OH627	Glenmont Village, Ohio	0.0000756142%
OH628	Glenwillow Village, Ohio	0.0043105790%
OH629	Gloria Glens Park Village, Ohio	0.0002361762%
OH630	Glouster Village, Ohio	0.0025846274%
OH631	Gnadenhutten Village, Ohio	0.0020889623%
OH632	Golf Manor Village, Ohio	0.0149804075%
OH633	Good Hope Township, Ohio	0.0000544952%
OH634	Gordon Village, Ohio	0.0000369067%
OH635	Gorham Township, Ohio	0.0003913532%
OH636	Goshen Township, Auglaize County,	0.0000178052%
	Ohio
OH637	Goshen Township, Belmont County,	0.0007592787%
	Ohio
OH638	Goshen Township, Champaign County,	0.0009305060%
	Ohio
OH639	Goshen Township, Clermont County,	0.0551461609%
	Ohio
OH640	Goshen Township, Hardin County, Ohio	0.0002665626%
OH641	Goshen Township, Mahoning County,	0.0098390939%
	Ohio
OH642	Goshen Township, Tuscarawas County,	0.0000492680%
	Ohio
OH643	Grafton Township, Ohio	0.0022594905%
OH644	Grafton Village, Ohio	0.0066908189%
OH645	Grand Prairie Township, Ohio	0.0006880499%
OH646	Grand Rapids Township, Ohio	0.0003306061%
OH647	Grand Rapids Village, Ohio	0.0005020315%
OH648	Grand River Village, Ohio	0.0044444886%
OH649	Grand Township, Ohio	0.0000371919%
OH650	Grandview Heights City, Ohio	0.0363742583%
OH651	Grandview Township, Ohio	0.0005932320%
OH652	Granger Township, Ohio	0.0028459226%
OH653	Granville Township, Licking County,	0.0126030583%
	Ohio
OH654	Granville Township, Mercer County,	0.0015971931%
	Ohio
OH655	Granville Village, Ohio	0.0103882561%
OH656	Gratiot Village, Ohio	0.0002067581%
OH657	Gratis Village, Ohio	0.0064162966%
OH658	Graysville Village, Ohio	0.0000309746%
OH659	Green Camp Township, Ohio	0.0011901403%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH660	Green Camp Village, Ohio	0.0002045554%
OH661	Green City, Ohio	0.0847580205%
OH662	Green Creek Township, Ohio	0.0006872280%
OH663	Green Springs Village, Ohio	0.0016423298%
OH664	Green Township, Adams County, Ohio	0.0000263527%
OH665	Green Township, Brown County, Ohio	0.0034727036%
OH666	Green Township, Clark County, Ohio	0.0007485095%
OH667	Green Township, Clinton County, Ohio	0.0001561262%
OH668	Green Township, Fayette County, Ohio	0.0001235787%
OH669	Green Township, Gallia County, Ohio	0.0009184428%
OH670	Green Township, Hamilton County,	0.0953852812%
	Ohio
OH671	Green Township, Harrison County, Ohio	0.0005725423%
OH672	Green Township, Hocking County, Ohio	0.0033142996%
OH673	Green Township, Mahoning County,	0.0033902496%
	Ohio
OH674	Green Township, Monroe County, Ohio	0.0000062341%
OH675	Green Township, Ross County, Ohio	0.0105357346%
OH676	Green Township, Scioto County, Ohio	0.0218077775%
OH677	Green Township, Shelby County, Ohio	0.0000621174%
OH678	Greene County, Ohio	0.9063855073%
OH679	Greene Township, Ohio	0.0000341003%
OH680	Greenfield Township, Fairfield County,	0.0084982150%
	Ohio
OH681	Greenfield Township, Huron County,	0.0011256045%
	Ohio
OH682	Greenfield Village, Ohio	0.0148836578%
OH683	Greenhills Village, Ohio	0.0082250286%
OH684	Greensburg Township, Ohio	0.0001324539%
OH685	Greenville City, Ohio	0.0550893674%
OH686	Greenville Township, Ohio	0.0140737464%
OH687	Greenwich Village, Ohio	0.0017844949%
OH688	Groton Township, Ohio	0.0005921768%
OH689	Grove City, Ohio	0.0733060057%
OH690	Groveport City, Ohio	0.0125549613%
OH691	Grover Hill Village, Ohio	0.0001863854%
OH692	Guernsey County, Ohio	0.2910222727%
OH693	Guilford Township, Ohio	0.0060579183%
OH694	Gustavus Township, Ohio	0.0000511505%
OH695	Guyan Township, Ohio	0.0003561309%
OH696	Hambden Township, Ohio	0.0039432026%
OH697	Hamden Village, Ohio	0.0009493296%
OH698	Hamer Township, Ohio	0.0000451704%
OH699	Hamersville Village, Ohio	0.0007131445%
OH700	Hamilton City, Ohio	0.6764224012%
OH701	Hamilton County, Ohio	5.8561869769%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH702	Hamilton Township, Franklin County,	0.0255910434%
	Ohio
OH703	Hamilton Township, Jackson County,	0.0005248960%
	Ohio
OH704	Hamilton Township, Lawrence County,	0.0009909733%
	Ohio
OH705	Hamilton Township, Warren County,	0.0450761424%
	Ohio
OH706	Hamler Village, Ohio	0.0004060738%
OH707	Hancock County, Ohio	0.2855617267%
OH708	Hanging Rock Village, Ohio	0.0019993320%
OH709	Hanover Township, Butler County, Ohio	0.0098235954%
OH710	Hanover Township, Columbiana County,	0.0013178391%
	Ohio
OH711	Hanover Township, Licking County,	0.0043184009%
	Ohio
OH712	Hanover Village, Ohio	0.0008062251%
OH713	Hanoverton Village, Ohio	0.0010440744%
OH714	Harbor View Village, Ohio	0.0001526700%
OH715	Hardin County, Ohio	0.2235793641%
OH716	Harding Township, Ohio	0.0000272955%
OH717	Hardy Township, Ohio	0.0013901375%
OH718	Harlan Township, Ohio	0.0030485156%
OH719	Harlem Township, Ohio	0.0049245646%
OH720	Harmony Township, Clark County, Ohio	0.0018916876%
OH721	Harmony Township, Morrow County,	0.0001180824%
	Ohio
OH722	Harpersfield Township, Ohio	0.0005048559%
OH723	Harpster Village, Ohio	0.0000822938%
OH724	Harris Township, Ohio	0.0004190567%
OH725	Harrisburg Village, Ohio	0.0002978367%
OH726	Harrison City, Ohio	0.0560804997%
OH727	Harrison County, Ohio	0.0770641930%
OH728	Harrison Township, Champaign County,	0.0001374611%
	Ohio
OH729	Harrison Township, Gallia County, Ohio	0.0002811560%
OH730	Harrison Township, Hamilton County, Ohio	0.0022712769%
OH731	Harrison Township, Henry County, Ohio	0.0000203037%
OH732	Harrison Township, Knox County, Ohio	0.0000165369%
OH733	Harrison Township, Licking County,	0.0003058095%
	Ohio
OH734	Harrison Township, Vinton County,	0.0000199508%
	Ohio
OH735	Harrison Township, Montgomery	0.0328749640%
	County, Ohio

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH736	Harrison Township, Muskingum County,	0.0004112679%
	Ohio
OH737	Harrison Township, Paulding County,	0.0000657831%
	Ohio
OH738	Harrison Township, Perry County, Ohio	0.0020762554%
OH739	Harrison Township, Pickaway County,	0.0068306454%
	Ohio
OH740	Harrison Township, Preble County, Ohio	0.0015877060%
OH741	Harrison Township, Scioto County, Ohio	0.0071650064%
OH742	Harrison Township, Van Wert County,	0.0001858511%
	Ohio
OH743		0.0005201806%
OH744	Harrisville Township, Ohio	0.0067192115%
OH745	Harrisville Village, Ohio	0.0000619645%
OH746	Harrod Village, Ohio	0.0000673593%
OH747	Harrison Township, Vinton County,	0.0007413564%
	Ohio
OH748	Hartford Township, Trumbull County,	0.0014833648%
	Ohio
OH749	Hartford Village, Ohio	0.0002502078%
OH750	Hartland Township, Ohio	0.0000960882%
OH751	Hartsgrove Township, Ohio	0.0005870417%
OH752	Hartville Village, Ohio	0.0099058031%
OH753	Harveysburg Village, Ohio	0.0012100978%
OH754	Haskins Village, Ohio	0.0008938610%
OH755	Haviland Village, Ohio	0.0000511646%
OH756	Hayesville Village, Ohio	0.0000894727%
OH757	Heath City, Ohio	0.0429986695%
OH758	Hebron Village, Ohio	0.0150402674%
OH759	Helena Village, Ohio	0.0000542548%
OH760	Hemlock Village, Ohio	0.0003549573%
OH761	Henrietta Township, Ohio	0.0004674808%
OH762	Henry County, Ohio	0.1089766836%
OH763	Hicksville Township, Ohio	0.0002096578%
OH764	Hicksville Village, Ohio	0.0077242363%
OH765	Higginsport Village, Ohio	0.0015866304%
OH766	Highland County, Ohio	0.3882850462%
OH767	Highland Heights City, Ohio	0.0224853394%
OH768	Highland Hills Village, Ohio	0.0015764629%
OH769	Highland Township, Defiance County, Ohio	0.0027365866%
OH770	Highland Township, Muskingum County, Ohio	0.0001705257%
OH771	Highland Village, Ohio	0.0000677557%
OH772	Hilliard City, Ohio	0.0500136505%
OH773	Hills and Dales Village, Ohio	0.0006069453%
OH774	Hillsboro City, Ohio	0.0707143136%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH775	Hinckley Township, Ohio	0.0165323306%
OH776	Hiram Township, Ohio	0.0008287315%
OH777	Hiram Village, Ohio	0.0032539898%
OH778	Hocking County, Ohio	0.2559590488%
OH779	Holgate Village, Ohio	0.0002774838%
OH780	Holiday City Village, Ohio	0.0000613051%
OH781	Holland Village, Ohio	0.0097536077%
OH782	Hollansburg Village, Ohio	0.0003567645%
OH783	Holloway Village, Ohio	0.0002671536%
OH784	Holmes County, Ohio	0.1337033098%
OH785	Holmes Township, Ohio	0.0003480370%
OH786	Holmesville Village, Ohio	0.0000436236%
OH787	Homer Township, Medina County, Ohio	0.0010864103%
OH788	Homer Township, Morgan County, Ohio	0.0001820827%
OH789	Hopedale Village, Ohio	0.0002767288%
OH790	Hopewell Township, Licking County, Ohio	0.0002502078%
OH791	Hopewell Township, Muskingum County, Ohio	0.0007422883%
OH792	Hopewell Township, Perry County, Ohio	0.0012909360%
OH793	Hopewell Township, Seneca County, Ohio	0.0001303525%
OH794	Howard Township, Ohio	0.0000496108%
OH795	Howland Township, Ohio	0.0502639031%
OH796	Hoytville Village, Ohio	0.0002378935%
OH797	Hubbard City, Ohio	0.0289341396%
OH798	Hubbard Township, Ohio	0.0153110532%
OH799	Huber Heights City, Ohio	0.1252489167%
OH800	Hudson City, Ohio	0.0660214283%
OH801	Hunting Valley Village, Ohio	0.0076690112%
OH802	Huntington Township, Brown County, Ohio	0.0072244638%
OH803	Huntington Township, Ross County, Ohio	0.0066106570%
OH804	Huntsburg Township, Ohio	0.0006508198%
OH805	Huntsville Village, Ohio	0.0008479077%
OH806	Huron City, Ohio	0.0302737409%
OH807	Huron County, Ohio	0.3638859630%
OH808	Huron Township, Ohio	0.0007791800%
OH809	Independence City, Ohio	0.0311578609%
OH810	Independence Township, Ohio	0.0000751984%
OH811	Irondale Village, Ohio	0.0001593821%
OH812	Ironton City, Ohio	0.0888572696%
OH813	Island Creek Township, Ohio	0.0026616805%
OH814	Israel Township, Ohio	0.0004746750%
OH815	Ithaca Village, Ohio	0.0003813690%
OH816	Jackson Center Village, Ohio	0.0015263144%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH817	Jackson City, Ohio	0.0556665988%
OH818	Jackson County, Ohio	0.4838159524%
OH819	Jackson Township, Allen County, Ohio	0.0004227108%
OH820	Jackson Township, Ashland County, Ohio	0.0000162678%
OH821	Jackson Township, Auglaize County, Ohio	0.0003115915%
OH822	Jackson Township, Brown County, Ohio	0.0004961005%
OH823	Jackson Township, Clermont County, Ohio	0.0014652778%
OH824	Jackson Township, Coshocton County, Ohio	0.0005510719%
OH825	Jackson Township, Crawford County, Ohio	0.0000108762%
OH826	Jackson Township, Franklin County, Ohio	0.0661350150%
OH827	Jackson Township, Guernsey County, Ohio	0.0010334405%
OH828	Jackson Township, Hardin County, Ohio	0.0015327348%
OH829	Jackson Township, Highland County, Ohio	0.0000451704%
OH830	Jackson Township, Jackson County, Ohio	0.0001105044%
OH831	Jackson Township, Mahoning County, Ohio	0.0058960862%
OH832	Jackson Township, Monroe County, Ohio	0.0000561065%
OH833	Jackson Township, Montgomery County, Ohio	0.0086323757%
OH834	Jackson Township, Muskingum County, Ohio	0.0011435253%
OH835	Jackson Township, Noble County, Ohio	0.0001207342%
OH836	Jackson Township, Monroe County, Ohio	0.0001534939%
OH837	Jackson Township, Pickaway County, Ohio	0.0001894702%
OH838	Jackson Township, Pike County, Ohio	0.0004309715%
OH839	Jackson Township, Richland County, Ohio	0.0004638706%
OH840	Jackson Township, Sandusky County, Ohio	0.0004340387%
OH841	Jackson Township, Seneca County, Ohio	0.0004311659%
OH842	Jackson Township, Shelby County, Ohio	0.0013665838%
OH843	Jackson Township, Stark County, Ohio	0.1371869620%
OH844	Jackson Township, Union County, Ohio	0.0001416902%
OH845	Jackson Township, Vinton County, Ohio	0.0000910316%
OH846	Jackson Township, Wood County, Ohio	0.0001346914%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH847	Jackson Township, Wyandot County, Ohio	0.0001214367%
OH848	Jacksonburg Village, Ohio	0.0002870780%
OH849	Jacksonville Village, Ohio	0.0008441727%
OH850	Jamestown Village, Ohio	0.0034877253%
OH851	Jefferson County, Ohio	0.6622324840%
OH852	Jefferson Township, Adams County, Ohio	0.0007642272%
OH853	Jefferson Township, Brown County, Ohio	0.0006821382%
OH854	Jefferson Township, Clinton County, Ohio	0.0014720474%
OH855	Jefferson Township, Coshocton County, Ohio	0.0000612302%
OH856	Jefferson Township, Crawford County, Ohio	0.0004567985%
OH857	Jefferson Township, Fayette County, Ohio	0.0005898074%
OH858	Jefferson Township, Franklin County, Ohio	0.0261561693%
OH859	Jefferson Township, Greene County, Ohio	0.0000619123%
OH860	Jefferson Township, Guernsey County, Ohio	0.0000679895%
OH861	Jefferson Township, Jackson County, Ohio	0.0000828783%
OH862	Jefferson Township, Knox County, Ohio	0.0006284039%
OH863	Jefferson Township, Logan County, Ohio	0.0002493846%
OH864	Jefferson Township, Madison County, Ohio	0.0262668976%
OH865	Jefferson Township, Montgomery County, Ohio	0.0133322246%
OH866	Jefferson Township, Muskingum County, Ohio	0.0005015462%
OH867	Jefferson Township, Noble County, Ohio	0.0000172477%
OH868	Jefferson Township, Preble County, Ohio	0.0008020371%
OH869	Jefferson Township, Richland County, Ohio	0.0017662765%
OH870	Jefferson Township, Ross County, Ohio	0.0009148677%
OH871	Jefferson Township, Scioto County, Ohio	0.0036109358%
OH872	Jefferson Township, Tuscarawas County, Ohio	0.0008079949%
OH873	Jefferson Township, Williams County, Ohio	0.0002200224%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH874	Jefferson Village, Ohio	0.0039566613%
OH875	Jeffersonville Village, Ohio	0.0000112344%
OH876	Jenera Village, Ohio	0.0001194701%
OH877	Jennings Township, Ohio	0.0002731862%
OH878	Jerome Township, Ohio	0.0044044550%
OH879	Jeromesville Village, Ohio	0.0003085668%
OH880	Jerry City Village, Ohio	0.0003417298%
OH881	Jersey Township, Ohio	0.0017699883%
OH882	Jerusalem Township, Ohio	0.0021563480%
OH883	Jerusalem Village, Ohio	0.0000311703%
OH884	Jewett Village, Ohio	0.0001813051%
OH885	Johnson Township, Ohio	0.0002326265%
OH886	Johnston Township, Ohio	0.0002216522%
OH887	Johnstown Village, Ohio	0.0092206199%
OH888	Junction City Village, Ohio	0.0017212480%
OH889	Kalida Village, Ohio	0.0022682733%
OH890	Kelleys Island Village, Ohio	0.0028777715%
OH891	Kent City, Ohio	0.0513285414%
OH892	Kenton City, Ohio	0.0306658035%
OH893	Kettering City, Ohio	0.3384195127%
OH894	Kettlersville Village, Ohio	0.0000266218%
OH895	Killbuck Township, Ohio	0.0002093931%
OH896	Killbuck Village, Ohio	0.0010702314%
OH897	Kingston Township, Ohio	0.0000164977%
OH898	Kingston Village, Ohio	0.0076824625%
OH899	Kingsville Township, Ohio	0.0011036385%
OH900	Kinsman Township, Ohio	0.0020801208%
OH901	Kipton Village, Ohio	0.0000973918%
OH902	Kirby Village, Ohio	0.0000472254%
OH903	Kirkersville Village, Ohio	0.0005560173%
OH904	Kirkwood Township, Ohio	0.0000140607%
OH905	Kirtland City, Ohio	0.0223930205%
OH906	Kirtland Hills Village, Ohio	0.0096850050%
OH907	Knox County, Ohio	0.3115395206%
OH908	Knox Township, Columbiana County, Ohio	0.0005191487%
OH909	Knox Township, Guernsey County, Ohio	0.0002039685%
OH910	Knox Township, Jefferson County, Ohio	0.0010041070%
OH911	Knox Township, Vinton County, Ohio	0.0001170406%
OH912	La Grange Township, Ohio	0.0042170664%
OH913	La Rue Village, Ohio	0.0006694539%
OH914	Lafayette Township, Ohio	0.0073805047%
OH915	Lafayette Village, Ohio	0.0000886329%
OH916	Lagrange Village, Ohio	0.0054247251%
OH917	Lake County, Ohio	1.2794251773%
OH918	Lake Township, Stark County, Ohio	0.0367336076%
OH919	Lake Township, Wood County, Ohio	0.0141058613%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH920	Lakeline Village, Ohio	0.0000947652%
OH921	Lakemore Village, Ohio	0.0083562888%
OH922	Lakeview Village, Ohio	0.0008279569%
OH923	Lakewood City, Ohio	0.1008106545%
OH924	Lancaster City, Ohio	0.1565040398%
OH925	Latty Township, Ohio	0.0000877108%
OH926	Latty Village, Ohio	0.0000219277%
OH927	Laura Village, Ohio	0.0001135686%
OH928	Laurel Township, Ohio	0.0001089904%
OH929	Laurelville Village, Ohio	0.0007183460%
OH930	Lawrence County, Ohio	0.5322395718%
OH931	Lawrence Township, Lawrence County, Ohio	0.0093186258%
OH932	Lawrence Township, Stark County, Ohio	0.0140521883%
OH933	Lawrence Township, Tuscarawas County, Ohio	0.0052322595%
OH934	Lawrence Township, Washington County, Ohio	0.0000334215%
OH935	Lebanon City, Ohio	0.0873597515%
OH936	Lebanon Township, Ohio	0.0004736376%
OH937	Lee Township, Athens County, Ohio	0.0005836255%
OH938	Lee Township, Carroll County, Ohio	0.0000980404%
OH939	Lee Township, Monroe County, Ohio	0.0000872768%
OH940	Leesburg Township, Ohio	0.0001989692%
OH941	Leesburg Village, Ohio	0.0054882077%
OH942	Leesville Village, Ohio	0.0000217868%
OH943	Leetonia Village, Ohio	0.0074544436%
OH944	Leipsic Village, Ohio	0.0030629968%
OH945	Lemon Township, Ohio	0.0041524079%
OH946	Lenox Township, Ohio	0.0002582984%
OH947	Leroy Township, Ohio	0.0053731877%
OH948	Letart Township, Ohio	0.0005413001%
OH949	Lewis Township, Ohio	0.0039998104%
OH950	Lewisburg Village, Ohio	0.0132254277%
OH951	Lewisville Village, Ohio	0.0001745536%
OH952	Lexington Township, Ohio	0.0014349065%
OH953	Lexington Village, Ohio	0.0093220146%
OH954	Liberty Center Village, Ohio	0.0002842517%
OH955	Liberty Township, Adams County, Ohio	0.0005534059%
OH956	Liberty Township, Butler County, Ohio	0.1149425287%
OH957	Liberty Township, Clinton County, Ohio	0.0016058699%
OH958	Liberty Township, Crawford County, Ohio	0.0001413900%
OH959	Liberty Township, Darke County, Ohio	0.0010825959%
OH960	Liberty Township, Delaware County, Ohio	0.0646792482%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH961	Liberty Township, Guernsey County, Ohio	0.0001631748%
OH962	Liberty Township, Hancock County, Ohio	0.0013703927%
OH963	Liberty Township, Hardin County, Ohio	0.0010773571%
OH964	Liberty Township, Henry County, Ohio	0.0006632539%
OH965	Liberty Township, Highland County, Ohio	0.0016487208%
OH966	Liberty Township, Jackson County, Ohio	0.0018785750%
OH967	Liberty Township, Knox County, Ohio	0.0003803498%
OH968	Liberty Township, Licking County, Ohio	0.0000926695%
OH969	Liberty Township, Logan County, Ohio	0.0003591138%
OH970	Liberty Township, Mercer County, Ohio	0.0002526633%
OH971	Liberty Township, Putnam County, Ohio	0.0002235160%
OH972	Liberty Township, Seneca County, Ohio	0.0003409218%
OH973	Liberty Township, Trumbull County, Ohio	0.0688997396%
OH974	Liberty Township, Union County, Ohio	0.0017726349%
OH975	Liberty Township, Wood County, Ohio	0.0002142817%
OH976	Lick Township, Ohio	0.0000552522%
OH977	Licking County, Ohio	0.7119059883%
OH978	Licking Township, Licking County, Ohio	0.0031507646%
OH979	Licking Township, Muskingum County, Ohio	0.0012839582%
OH980	Lima City, Ohio	0.1727455397%
OH981	Limaville Village, Ohio	0.0003869608%
OH982	Lincoln Heights Village, Ohio	0.0083419326%
OH983	Lincoln Township, Ohio	0.0001771237%
OH984	Lindsey Village, Ohio	0.0006510581%
OH985	Linndale Village, Ohio	0.0028091858%
OH986	Lisbon Village, Ohio	0.0009584285%
OH987	Litchfield Township, Ohio	0.0019838797%
OH988	Lithopolis Village, Ohio	0.0014069809%
OH989	Liverpool Township, Columbiana County, Ohio	0.0053112911%
OH990	Liverpool Township, Medina County, Ohio	0.0054202427%
OH991	Lockbourne Village, Ohio	0.0000076368%
OH992	Lockington Village, Ohio	0.0000443696%
OH993	Lockland Village, Ohio	0.0146296956%
OH994	Lodi Township, Ohio	0.0003856097%
OH995	Lodi Village, Ohio	0.0068845348%
OH996	Logan City, Ohio	0.0081742815%
OH997	Logan County, Ohio	0.2671308245%
OH998	Logan Township, Ohio	0.0001602471%
OH999	London City, Ohio	0.0432082694%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1000	Londonderry Township, Ohio	0.0001223811%
OH1001	Lorain City, Ohio	0.2833225817%
OH1002	Lorain County, Ohio	1.3357776870%
OH1003	Lordstown Village, Ohio	0.0208012082%
OH1004	Lore City Village, Ohio	0.0001903706%
OH1005	Lostcreek Township, Ohio	0.0008063368%
OH1006	Loudon Township, Carroll County, Ohio	0.0003703748%
OH1007	Loudon Township, Seneca County, Ohio	0.0000802169%
OH1008	Loudonville Village, Ohio	0.0063961356%
OH1009	Louisville City, Ohio	0.0170110645%
OH1010	Loveland City, Ohio	0.0476149868%
OH1011	Lowell Village, Ohio	0.0000835538%
OH1012	Lowellville Village, Ohio	0.0039921417%
OH1013	Lower Salem Village, Ohio	0.0000220891%
OH1014	Lucas County, Ohio	3.1972089435%
OH1015	Lucas Village, Ohio	0.0007671706%
OH1016	Luckey Village, Ohio	0.0005693772%
OH1017	Ludlow Falls Village, Ohio	0.0002558525%
OH1018	Ludlow Township, Ohio	0.0000501323%
OH1019	Lykens Township, Ohio	0.0000217523%
OH1020	Lynchburg Village, Ohio	0.0028908592%
OH1021	Lyndhurst City, Ohio	0.0338761729%
OH1022	Lynn Township, Ohio	0.0000111068%
OH1023	Lyons Village, Ohio	0.0001442518%
OH1024	Macedonia City, Ohio	0.0527014847%
OH1025	Macksburg Village, Ohio	0.0000477742%
OH1026	Mad River Township, Champaign County, Ohio	0.0003806616%
OH1027	Mad River Township, Clark County, Ohio	0.0132962505%
OH1028	Madeira City, Ohio	0.0133187012%
OH1029	Madison County, Ohio	0.2562654482%
OH1030	Madison Township, Butler County, Ohio	0.0065436778%
OH1031	Madison Township, Clark County, Ohio	0.0028035083%
OH1032	Madison Township, Columbiana County, Ohio	0.0001863611%
OH1033	Madison Township, Fayette County, Ohio	0.0003651188%
OH1034	Madison Township, Franklin County, Ohio	0.0648596631%
OH1035	Madison Township, Guernsey County, Ohio	0.0001087832%
OH1036	Madison Township, Hancock County, Ohio	0.0001546084%
OH1037	Madison Township, Highland County, Ohio	0.0000451704%
OH1038	Madison Township, Lake County, Ohio	0.0185550292%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1039	Madison Township, Licking County, Ohio	0.0016124501%
OH1040	Madison Township, Muskingum County, Ohio	0.0000200618%
OH1041	Madison Township, Pickaway County, Ohio	0.0005781272%
OH1042	Madison Township, Richland County, Ohio	0.0162443911%
OH1043	Madison Township, Sandusky County, Ohio	0.0010398844%
OH1044	Madison Township, Scioto County, Ohio	0.0090415557%
OH1045	Madison Township, Williams County, Ohio	0.0001650168%
OH1046	Madison Village, Ohio	0.0069557668%
OH1047	Magnetic Springs Village, Ohio	0.0003286007%
OH1048	Magnolia Village, Ohio	0.0039121470%
OH1049	Mahoning County, Ohio	1.6000258367%
OH1050	Maineville Village, Ohio	0.0020362222%
OH1051	Malaga Township, Ohio	0.0000561065%
OH1052	Malinta Village, Ohio	0.0000609111%
OH1053	Malta Village, Ohio	0.0001392397%
OH1054	Malvern Village, Ohio	0.0005882424%
OH1055	Manchester Township, Ohio	0.0013966912%
OH1056	Manchester Village, Ohio	0.0025562084%
OH1057	Mansfield City, Ohio	0.2140405926%
OH1058	Mantua Township, Ohio	0.0000649985%
OH1059	Mantua Village, Ohio	0.0015884020%
OH1060	Maple Heights City, Ohio	0.0395380059%
OH1061	Marble Cliff Village, Ohio	0.0004658471%
OH1062	Marblehead Village, Ohio	0.0019235388%
OH1063	Marengo Village, Ohio	0.0002597814%
OH1064	Margaretta Township, Ohio	0.0078229674%
OH1065	Mariemont Village, Ohio	0.0153812210%
OH1066	Marietta City, Ohio	0.0852917164%
OH1067	Marietta Township, Ohio	0.0002088845%
OH1068	Marion City, Ohio	0.2496505326%
OH1069	Marion County, Ohio	0.3374233828%
OH1070	Marion Township, Allen County, Ohio	0.0001840837%
OH1071	Marion Township, Clinton County, Ohio	0.0020965523%
OH1072	Marion Township, Fayette County, Ohio	0.0007695582%
OH1073	Marion Township, Hardin County, Ohio	0.0006108726%
OH1074	Marion Township, Henry County, Ohio	0.0000947506%
OH1075	Marion Township, Hocking County, Ohio	0.0001634856%
OH1076	Marion Township, Marion County, Ohio	0.0526451142%
OH1077	Marion Township, Mercer County, Ohio	0.0015069562%
OH1078	Marion Township, Pike County, Ohio	0.0001943597%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1079	Mark Township, Ohio	0.0001324155%
OH1080	Marlboro Township, Delaware County, Ohio	0.0001979724%
OH1081	Marlboro Township, Stark County, Ohio	0.0048193068%
OH1082	Marseilles Township, Ohio	0.0000067465%
OH1083	Marseilles Village, Ohio	0.0000067465%
OH1084	Marshall Township, Ohio	0.0006323861%
OH1085	Marshallville Village, Ohio	0.0004600557%
OH1086	Martins Ferry City, Ohio	0.0347299689%
OH1087	Martinsburg Village, Ohio	0.0000165369%
OH1088	Martinsville Village, Ohio	0.0006022012%
OH1089	Mary Ann Township, Ohio	0.0009452294%
OH1090	Marysville City, Ohio	0.0386422342%
OH1091	Mason City, Ohio	0.1510527828%
OH1092	Mason Township, Ohio	0.0000347710%
OH1093	Massie Township, Ohio	0.0001279911%
OH1094	Massillon City, Ohio	0.1194930798%
OH1095	Matamoras Village, Ohio	0.0003175044%
OH1096	Maumee City, Ohio	0.0830057490%
OH1097	Mayfield Heights City, Ohio	0.0460098010%
OH1098	Mayfield Village, Ohio	0.0222206201%
OH1099	McArthur Village, Ohio	0.0034201873%
OH1100	McClure Village, Ohio	0.0000744469%
OH1101	McComb Village, Ohio	0.0019536880%
OH1102	McConnelsville Village, Ohio	0.0038344466%
OH1103	McDonald Township, Ohio	0.0004331642%
OH1104	McDonald Village, Ohio	0.0085762358%
OH1105	McGuffey Village, Ohio	0.0000111068%
OH1106	McKean Township, Ohio	0.0016773188%
OH1107	McLean Township, Ohio	0.0000088739%
OH1108	Mead Township, Ohio	0.0016310431%
OH1109	Mecca Township, Ohio	0.0015686157%
OH1110	Mechanicsburg Village, Ohio	0.0059742716%
OH1111	Medina City, Ohio	0.0850942672%
OH1112	Medina County, Ohio	0.7825696764%
OH1113	Medina Township, Ohio	0.0180792844%
OH1114	Meigs County, Ohio	0.1986571471%
OH1115	Meigs Township, Ohio	0.0019764498%
OH1116	Meigsville Township, Ohio	0.0000749752%
OH1117	Melrose Village, Ohio	0.0001123652%
OH1118	Mendon Village, Ohio	0.0000902369%
OH1119	Mentor City, Ohio	0.2495262895%
OH1120	Mentor-On-The-Lake City, Ohio	0.0195974466%
OH1121	Mercer County, Ohio	0.1655486085%
OH1122	Mesopotamia Township, Ohio	0.0029496795%
OH1123	Metamora Village, Ohio	0.0001589872%
OH1124	Meyers Lake Village, Ohio	0.0015027860%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1125	Miami County, Ohio	0.5778482109%
OH1126	Miami Township, Clermont County, Ohio	0.2187745945%
OH1127	Miami Township, Greene County, Ohio	0.0056649739%
OH1128	Miami Township, Hamilton County,Ohio	0.0222368033%
OH1129	Miami Township, Logan County, Ohio	0.0002394092%
OH1130	Miami Township, Montgomery County, Ohio	0.1354683508%
OH1131	Miamisburg City, Ohio	0.1660413479%
OH1132	Middle Point Village, Ohio	0.0010159860%
OH1133	Middleburg Heights City, Ohio	0.0377244809%
OH1134	Middlebury Township, Ohio	0.0002811281%
OH1135	Middlefield Village, Ohio	0.0110639374%
OH1136	Middleport Village, Ohio	0.0066985891%
OH1137	Middleton Township, Columbiana County, Ohio	0.0013311506%
OH1138	Middleton Township, Wood County, Ohio	0.0032264709%
OH1139	Middletown City, Ohio	0.5826547123%
OH1140	Midland Village, Ohio	0.0000223037%
OH1141	Midvale Village, Ohio	0.0004926798%
OH1142	Midway Village, Ohio	0.0006778443%
OH1143	Mifflin Township, Ashland County, Ohio	0.0003416231%
OH1144	Mifflin Township, Franklin County, Ohio	0.0915733216%
OH1145	Mifflin Township, Pike County, Ohio	0.0001267563%
OH1146	Mifflin Township, Richland County, Ohio	0.0080552911%
OH1147	Mifflin Township, Wyandot County, Ohio	0.0001214367%
OH1148	Mifflin Village, Ohio	0.0001545438%
OH1149	Milan Township, Ohio	0.0020258680%
OH1150	Milan Village, Ohio	0.0040820332%
OH1151	Milford Center Village, Ohio	0.0000633084%
OH1152	Milford City, Ohio	0.0751522099%
OH1153	Milford Township, Butler County, Ohio	0.0015672512%
OH1154	Milford Township, Defiance County, Ohio	0.0002979348%
OH1155	Mill Creek Township, Coshocton County, Ohio	0.0000229613%
OH1156	Mill Creek Township, Williams County, Ohio	0.0000628635%
OH1157	Mill Township, Ohio	0.0121593375%
OH1158	Millbury Village, Ohio	0.0009905091%
OH1159	Millcreek Township, Ohio	0.0000180881%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1160	Milledgeville Village, Ohio	0.0000257235%
OH1161	Miller City Village, Ohio	0.0000248351%
OH1162	Miller Township, Ohio	0.0008599212%
OH1163	Millersburg Village, Ohio	0.0018263731%
OH1164	Millersport Village, Ohio	0.0058664571%
OH1165	Millville Village, Ohio	0.0076100550%
OH1166	Millwood Township, Ohio	0.0000543916%
OH1167	Milton Center Village, Ohio	0.0000061223%
OH1168	Milton Township, Ashland County, Ohio	0.0000162678%
OH1169	Milton Township, Mahoning County, Ohio	0.0048642711%
OH1170	Miltonsburg Village, Ohio	0.0000172975%
OH1171	Mineral City Village, Ohio	0.0026506173%
OH1172	Minerva Park Village, Ohio	0.0030776456%
OH1173	Minerva Village, Ohio	0.0118214870%
OH1174	Mingo Junction Village, Ohio	0.0074909571%
OH1175	Minster Village, Ohio	0.0056442578%
OH1176	Mississinawa Township, Ohio	0.0003444623%
OH1177	Mogadore Village, Ohio	0.0107618198%
OH1178	Monclova Township, Ohio	0.0108181339%
OH1179	Monday Creek Township, Ohio	0.0000430312%
OH1180	Monroe City, Ohio	0.1198391105%
OH1181	Monroe County, Ohio	0.0768222745%
OH1182	Monroe Township, Adams County, Ohio	0.0016865705%
OH1183	Monroe Township, Allen County, Ohio	0.0002727166%
OH1184	Monroe Township, Carroll County, Ohio	0.0010130841%
OH1185	Monroe Township, Clermont County, Ohio	0.0034821896%
OH1186	Monroe Township, Darke County, Ohio	0.0006151113%
OH1187	Monroe Township, Guernsey County, Ohio	0.0001903706%
OH1188	Monroe Township, Harrison County, Ohio	0.0003530677%
OH1189	Monroe Township, Knox County, Ohio	0.0021828768%
OH1190	Monroe Township, Licking County, Ohio	0.0160503654%
OH1191	Monroe Township, Logan County, Ohio	0.0001895323%
OH1192	Monroe Township, Muskingum County, Ohio	0.0001203711%
OH1193	Monroe Township, Perry County, Ohio	0.0000753046%
OH1194	Monroe Township, Pickaway County, Ohio	0.0003740823%
OH1195	Monroe Township, Preble County, Ohio	0.0020296448%
OH1196	Monroe Township, Putnam County, Ohio	0.0007698884%
OH1197	Monroe Township, Richland County, Ohio	0.0011596765%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1198	Monroeville Village, Ohio	0.0057515643%
OH1199	Monterey Township, Ohio	0.0001158972%
OH1200	Montezuma Village, Ohio	0.0003248528%
OH1201	Montgomery City, Ohio	0.0491831661%
OH1202	Montgomery County, Ohio	5.1644746001%
OH1203	Montgomery Township, Marion County, Ohio	0.0007252418%
OH1204	Montgomery Township, Wood County, Ohio	0.0011448768%
OH1205	Montpelier Village, Ohio	0.0054141221%
OH1206	Montville Township, Geauga County, Ohio	0.0005742528%
OH1207	Montville Township, Medina County, Ohio	0.0202875314%
OH1208	Moorefield Township, Ohio	0.0090773788%
OH1209	Moraine City, Ohio	0.0890573422%
OH1210	Moreland Hills Village, Ohio	0.0034611065%
OH1211	Morgan County, Ohio	0.0873568346%
OH1212	Morgan Township, Ashtabula County, Ohio	0.0013032327%
OH1213	Morgan Township, Butler County, Ohio	0.0060266465%
OH1214	Morgan Township, Gallia County, Ohio	0.0004498495%
OH1215	Morgan Township, Knox County, Ohio	0.0013394926%
OH1216	Morgan Township, Scioto County, Ohio	0.0014216283%
OH1217	Morral Village, Ohio	0.0008926053%
OH1218	Morris Township, Ohio	0.0000330739%
OH1219	Morristown Village, Ohio	0.0004780643%
OH1220	Morrow County, Ohio	0.2192732037%
OH1221	Morrow Village, Ohio	0.0015475289%
OH1222	Moscow Village, Ohio	0.0010343137%
OH1223	Moulton Township, Ohio	0.0002403706%
OH1224	Mount Blanchard Village, Ohio	0.0000632489%
OH1225	Mount Cory Village, Ohio	0.0001194701%
OH1226	Mount Eaton Village, Ohio	0.0003286112%
OH1227	Mount Gilead Village, Ohio	0.0047705309%
OH1228	Mount Healthy City, Ohio	0.0150472097%
OH1229	Mount Orab Village, Ohio	0.0858253892%
OH1230	Mount Pleasant Township, Ohio	0.0009562924%
OH1231	Mount Pleasant Village, Ohio	0.0001593821%
OH1232	Mount Sterling Village, Ohio	0.0092167280%
OH1233	Mount Vernon City, Ohio	0.0916146794%
OH1234	Mount Victory Village, Ohio	0.0003726928%
OH1235	Mowrystown Village, Ohio	0.0099826658%
OH1236	Munroe Falls City, Ohio	0.0144765234%
OH1237	Munson Township, Ohio	0.0126431327%
OH1238	Murray City Village, Ohio	0.0003666041%
OH1239	Muskingum County, Ohio	0.5186890264%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1240	Muskingum Township, Ohio	0.0034591272%
OH1241	Mutual Village, Ohio	0.0000512624%
OH1242	Napoleon City, Ohio	0.0200262083%
OH1243	Napoleon Township, Ohio	0.0008595230%
OH1244	Nashville Village, Ohio	0.0001163295%
OH1245	Navarre Village, Ohio	0.0045125337%
OH1246	Nellie Village, Ohio	0.0000766034%
OH1247	Nelsonville City, Ohio	0.0153618582%
OH1248	Nevada Village, Ohio	0.0000539719%
OH1249	Neville Village, Ohio	0.0000172386%
OH1250	New Albany City, Ohio	0.0355984449%
OH1251	New Alexandria Village, Ohio	0.0001593821%
OH1252	New Athens Village, Ohio	0.0001049661%
OH1253	New Bavaria Village, Ohio	0.0001925555%
OH1254	New Bloomington Village, Ohio	0.0006286558%
OH1255	New Boston Village, Ohio	0.0217793450%
OH1256	New Bremen Village, Ohio	0.0076829566%
OH1257	New Carlisle City, Ohio	0.0121258538%
OH1258	New Concord Village, Ohio	0.0073426360%
OH1259	New Franklin City, Ohio	0.0293867642%
OH1260	New Haven Township, Ohio	0.0016334992%
OH1261	New Holland Village, Ohio	0.0001903085%
OH1262	New Jasper Township, Ohio	0.0016406755%
OH1263	New Knoxville Village, Ohio	0.0011840478%
OH1264	New Lebanon Village, Ohio	0.0058388430%
OH1265	New Lexington Village, Ohio	0.0129954223%
OH1266	New London Township, Ohio	0.0002882646%
OH1267	New London Village, Ohio	0.0030473682%
OH1268	New Madison Village, Ohio	0.0016608005%
OH1269	New Market Township, Ohio	0.0002484374%
OH1270	New Miami Village, Ohio	0.0024074272%
OH1271	New Middletown Village, Ohio	0.0007615778%
OH1272	New Paris Village, Ohio	0.0016204423%
OH1273	New Philadelphia City, Ohio	0.0774788253%
OH1274	New Richmond Village, Ohio	0.0330808011%
OH1275	New Riegel Village, Ohio	0.0002406507%
OH1276	New Russia Township, Ohio	0.0008375698%
OH1277	New Straitsville Village, Ohio	0.0021300444%
OH1278	New Vienna Village, Ohio	0.0009144537%
OH1279	New Washington Village, Ohio	0.0012290055%
OH1280	New Waterford Village, Ohio	0.0048586998%
OH1281	New Weston Village, Ohio	0.0000861156%
OH1282	Newark City, Ohio	0.1777772576%
OH1283	Newark Township, Ohio	0.0018255901%
OH1284	Newberry Township, Ohio	0.0019874499%
OH1285	Newburgh Heights Village, Ohio	0.0042789708%
OH1286	Newbury Township, Ohio	0.0027755552%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1287	Newcomerstown Village, Ohio	0.0076759513%
OH1288	Newton Falls Village, Ohio	0.0365044154%
OH1289	Newton Township, Licking County, Ohio	0.0011027676%
OH1290	Newton Township, Muskingum County,Ohio	0.0020262466%
OH1291	Newton Township, Pike County, Ohio	0.0002281614%
OH1292	Newton Township, Trumbull County, Ohio	0.0026939270%
OH1293	Newtonsville Village, Ohio	0.0005516340%
OH1294	Newtown Village, Ohio	0.0057282940%
OH1295	Ney Village, Ohio	0.0000662077%
OH1296	Nile Township, Ohio	0.0052315920%
OH1297	Niles City, Ohio	0.1643806952%
OH1298	Nimishillen Township, Ohio	0.0122610291%
OH1299	Noble County, Ohio	0.0987433126%
OH1300	Noble Township, Auglaize County, Ohio	0.0000089026%
OH1301	Noble Township, Defiance County, Ohio	0.0003420733%
OH1302	Noble Township, Noble County, Ohio	0.0008278915%
OH1303	North Baltimore Village, Ohio	0.0034529973%
OH1304	North Bend Village, Ohio	0.0025608089%
OH1305	North Bloomfield Township, Ohio	0.0004132886%
OH1306	North Canton City, Ohio	0.0524878920%
OH1307	North College Hill City, Ohio	0.0194144077%
OH1308	North Fairfield Village, Ohio	0.0000686344%
OH1309	North Hampton Village, Ohio	0.0018236413%
OH1310	North Kingsville Village, Ohio	0.0058586766%
OH1311	North Lewisburg Village, Ohio	0.0040569220%
OH1312	North Olmsted City, Ohio	0.0399884238%
OH1313	North Perry Village, Ohio	0.0021416939%
OH1314	North Randall Village, Ohio	0.0010272691%
OH1315	North Ridgeville City, Ohio	0.1099748579%
OH1316	North Robinson Village, Ohio	0.0000652569%
OH1317	North Royalton City, Ohio	0.0490362937%
OH1318	North Star Village, Ohio	0.0006041028%
OH1319	North Township, Ohio	0.0006202542%
OH1320	Northfield Center Township, Ohio	0.0055419447%
OH1321	Northfield Village, Ohio	0.0204907382%
OH1322	Northwest Township, Ohio	0.0003378915%
OH1323	Northwood City, Ohio	0.0154037964%
OH1324	Norton City, Ohio	0.0374368018%
OH1325	Norwalk City, Ohio	0.0671930963%
OH1326	Norwalk Township, Ohio	0.0009746088%
OH1327	Norwich Township, Franklin County, Ohio	0.0881825657%
OH1328	Norwich Township, Huron County, Ohio	0.0005490754%
OH1329	Norwich Village, Ohio	0.0000776491%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1330	Norwood City, Ohio	0.1133550899%
OH1331	Nottingham Township, Ohio	0.0002290169%
OH1332	Oak Harbor Village, Ohio	0.0043210926%
OH1333	Oak Hill Village, Ohio	0.0009945397%
OH1334	Oakwood City, Ohio	0.0665292396%
OH1335	Oakwood Village, Cuyahoga County, Ohio	0.0160412015%
OH1336	Oakwood Village, Paulding County, Ohio	0.0006103209%
OH1337	Oberlin City, Ohio	0.0523286319%
OH1338	Obetz Village, Ohio	0.0012677151%
OH1339	Octa Village, Ohio	0.0000132032%
OH1340	Ohio City Village, Ohio	0.0013381279%
OH1341	Ohio Township, Clermont County, Ohio	0.0024995915%
OH1342	Ohio Township, Monroe County, Ohio	0.0002805325%
OH1343	Old Washington Village, Ohio	0.0016589439%
OH1344	Olive Township, Meigs County, Ohio	0.0005413001%
OH1345	Olive Township, Noble County, Ohio	0.0002069729%
OH1346	Olmsted Falls City, Ohio	0.0116318466%
OH1347	Olmsted Township, Ohio	0.0148163807%
OH1348	Ontario City, Ohio	0.0192773910%
OH1349	Orange Township, Ashland County, Ohio	0.0004880329%
OH1350	Orange Township, Carroll County, Ohio	0.0003703748%
OH1351	Orange Township, Delaware County, Ohio	0.0531556020%
OH1352	Orange Township, Meigs County, Ohio	0.0003383126%
OH1353	Orange Township, Shelby County, Ohio	0.0011891054%
OH1354	Orange Village, Ohio	0.0100237754%
OH1355	Orangeville Village, Ohio	0.0005285553%
OH1356	Oregon City, Ohio	0.0936692081%
OH1357	Orrville City, Ohio	0.0089614214%
OH1358	Orwell Township, Ohio	0.0004813742%
OH1359	Orwell Village, Ohio	0.0054712290%
OH1360	Osgood Village, Ohio	0.0000984178%
OH1361	Osnaburg Township, Ohio	0.0017515756%
OH1362	Ostrander Village, Ohio	0.0001237328%
OH1363	Ottawa County, Ohio	0.2393019717%
OH1364	Ottawa Hills Village, Ohio	0.0134021121%
OH1365	Ottawa Village, Ohio	0.0047352274%
OH1366	Ottoville Village, Ohio	0.0010927448%
OH1367	Otway Village, Ohio	0.0001137303%
OH1368	Owensville Village, Ohio	0.0008791667%
OH1369	Oxford City, Ohio	0.0794612533%
OH1370	Oxford Township, Butler County, Ohio	0.1101599888%
OH1371	Oxford Township, Coshocton County, Ohio	0.0002143057%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1372	Oxford Township, Guernsey County, Ohio	0.0001223811%
OH1373	Oxford Township, Tuscarawas County, Ohio	0.0000788288%
OH1374	Painesville City, Ohio	0.0828627046%
OH1375	Painesville Township, Ohio	0.0334236916%
OH1376	Paint Township, Fayette County, Ohio	0.0000280861%
OH1377	Paint Township, Highland County, Ohio	0.0002710226%
OH1378	Paint Township, Holmes County, Ohio	0.0004187862%
OH1379	Paint Township, Madison County, Ohio	0.0000155425%
OH1380	Paint Township, Ross County, Ohio	0.0003836542%
OH1381	Paint Township, Wayne County, Ohio	0.0001894347%
OH1382	Palestine Village, Ohio	0.0005121741%
OH1383	Palmer Township, Ohio	0.0000584877%
OH1384	Palmyra Township, Ohio	0.0008124819%
OH1385	Pandora Village, Ohio	0.0009188990%
OH1386	Paris Township, Portage County, Ohio	0.0001503091%
OH1387	Paris Township, Stark County, Ohio	0.0010390703%
OH1388	Parkman Township, Ohio	0.0008613792%
OH1389	Parma City, Ohio	0.1543116176%
OH1390	Parma Heights City, Ohio	0.0326118418%
OH1391	Parral Village, Ohio	0.0000098536%
OH1392	Pataskala City, Ohio	0.0174033408%
OH1393	Patterson Village, Ohio	0.0000841761%
OH1394	Paulding County, Ohio	0.0839721160%
OH1395	Paulding Township, Ohio	0.0001534939%
OH1396	Paulding Village, Ohio	0.0016847781%
OH1397	Paxton Township, Ohio	0.0010329152%
OH1398	Payne Village, Ohio	0.0005664655%
OH1399	Pease Township, Ohio	0.0005202465%
OH1400	Pebble Township, Ohio	0.0003464673%
OH1401	Pee Pee Township, Ohio	0.0015041749%
OH1402	Peebles Village, Ohio	0.0067989872%
OH1403	Pemberville Village, Ohio	0.0012856905%
OH1404	Peninsula Village, Ohio	0.0050407601%
OH1405	Penn Township, Ohio	0.0001392397%
OH1406	Pepper Pike City, Ohio	0.0193758750%
OH1407	Perkins Township, Ohio	0.0512077107%
OH1408	Perry County, Ohio	0.2380485965%
OH1409	Perry Township, Allen County, Ohio	0.0045543679%
OH1410	Perry Township, Brown County, Ohio	0.0143559087%
OH1411	Perry Township, Columbiana County, Ohio	0.0048853229%
OH1412	Perry Township, Fayette County, Ohio	0.0003538844%
OH1413	Perry Township, Franklin County, Ohio	0.0091642053%
OH1414	Perry Township, Lake County, Ohio	0.0025586608%
OH1415	Perry Township, Lawrence County, Ohio	0.0009214313%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1416	Perry Township, Licking County, Ohio	0.0016309840%
OH1417	Perry Township, Logan County, Ohio	0.0026933538%
OH1418	Perry Township, Monroe County, Ohio	0.0000872768%
OH1419	Perry Township, Muskingum County, Ohio	0.0027986277%
OH1420	Perry Township, Pickaway County, Ohio	0.0000291493%
OH1421	Perry Township, Pike County, Ohio	0.0001267563%
OH1422	Perry Township, Putnam County, Ohio	0.0000082784%
OH1423	Perry Township, Richland County, Ohio	0.0004103471%
OH1424	Perry Township, Stark County, Ohio	0.0537347763%
OH1425	Perry Township, Wood County, Ohio	0.0001040797%
OH1426	Perry Village, Ohio	0.0054300469%
OH1427	Perrysburg City, Ohio	0.0576846462%
OH1428	Perrysburg Township, Ohio	0.0342177338%
OH1429	Perrysville Village, Ohio	0.0008459238%
OH1430	Peru Township, Huron County, Ohio	0.0000274538%
OH1431	Peru Township, Morrow County, Ohio	0.0000708495%
OH1432	Phillipsburg Village, Ohio	0.0041962937%
OH1433	Philo Village, Ohio	0.0010532470%
OH1434	Pickaway County, Ohio	0.0934088328%
OH1435	Pickaway Township, Ohio	0.0005441197%
OH1436	Pickerington City, Ohio	0.0350194279%
OH1437	Pierce Township, Ohio	0.0721778605%
OH1438	Pierpont Township, Ohio	0.0011858243%
OH1439	Pike County, Ohio	0.3072066041%
OH1440	Pike Township, Brown County, Ohio	0.0024184900%
OH1441	Pike Township, Clark County, Ohio	0.0026810249%
OH1442	Pike Township, Perry County, Ohio	0.0022268646%
OH1443	Pike Township, Stark County, Ohio	0.0021276201%
OH1444	Piketon Village, Ohio	0.0023999196%
OH1445	Pioneer Village, Ohio	0.0028760068%
OH1446	Piqua City, Ohio	0.0869480927%
OH1447	Pitsburg Village, Ohio	0.0005659024%
OH1448	Pitt Township, Ohio	0.0002833522%
OH1449	Plain City Village, Ohio	0.0102501421%
OH1450	Plain Township, Franklin County, Ohio	0.0388485937%
OH1451	Plain Township, Stark County, Ohio	0.0464019090%
OH1452	Plain Township, Wayne County, Ohio	0.0002976831%
OH1453	Plain Township, Wood County, Ohio	0.0002693828%
OH1454	Plainfield Village, Ohio	0.0000153076%
OH1455	Pleasant City Village, Ohio	0.0008654831%
OH1456	Pleasant Hill Village, Ohio	0.0002839214%
OH1457	Pleasant Plain Village, Ohio	0.0000116356%
OH1458	Pleasant Township, Brown County, Ohio	0.0012092450%
OH1459	Pleasant Township, Clark County, Ohio	0.0032390047%
OH1460	Pleasant Township, Fairfield County, Ohio	0.0068849393%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1461	Pleasant Township, Franklin County, Ohio	0.0137844922%
OH1462	Pleasant Township, Hancock County, Ohio	0.0002811062%
OH1463	Pleasant Township, Henry County, Ohio	0.0002233406%
OH1464	Pleasant Township, Knox County, Ohio	0.0045641970%
OH1465	Pleasant Township, Marion County, Ohio	0.0096326984%
OH1466	Pleasant Township, Perry County, Ohio	0.0001828826%
OH1467	Pleasant Township, Seneca County, Ohio	0.0003208676%
OH1468	Pleasant Township, Van Wert County, Ohio	0.0002849717%
OH1469	Pleasantville Village, Ohio	0.0000570350%
OH1470	Plymouth Township, Ohio	0.0017493844%
OH1471	Plymouth Village, Ohio	0.0065060016%
OH1472	Poland Township, Ohio	0.0148262002%
OH1473	Poland Village, Ohio	0.0061663235%
OH1474	Polk Township, Ohio	0.0010767393%
OH1475	Polk Village, Ohio	0.0000406694%
OH1476	Pomeroy Village, Ohio	0.0093881741%
OH1477	Port Clinton City, Ohio	0.0145364578%
OH1478	Port Jefferson Village, Ohio	0.0003105872%
OH1479	Port Washington Village, Ohio	0.0003251687%
OH1480	Port William Village, Ohio	0.0010928837%
OH1481	Portage County, Ohio	0.9187057360%
OH1482	Portage Township, Hancock County, Ohio	0.0001686637%
OH1483	Portage Township, Ottawa County, Ohio	0.0000480885%
OH1484	Portage Township, Wood County, Ohio	0.0001408137%
OH1485	Portage Village, Ohio	0.0016040519%
OH1486	Porter Township, Delaware County, Ohio	0.0036954857%
OH1487	Porter Township, Scioto County, Ohio	0.0395496982%
OH1488	Portsmouth City, Ohio	0.2233662325%
OH1489	Potsdam Village, Ohio	0.0000227137%
OH1490	Powell City, Ohio	0.0184361841%
OH1491	Powhatan Point Village, Ohio	0.0016591645%
OH1492	Prairie Township, Franklin County, Ohio	0.0344574120%
OH1493	Prairie Township, Holmes County, Ohio	0.0003867956%
OH1494	Preble County, Ohio	0.3067055248%
OH1495	Proctorville Village, Ohio	0.0018254771%
OH1496	Prospect Village, Ohio	0.0011157566%
OH1497	Providence Township, Ohio	0.0026476678%
OH1498	Pulaski Township, Ohio	0.0002907439%
OH1499	Pultney Township, Ohio	0.0018560145%
OH1500	Pusheta Township, Ohio	0.0002670784%
OH1501	Put In Bay Township, Ohio	0.0034623699%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1502	Put-In-Bay Village, Ohio	0.0040050827%
OH1503	Putnam County, Ohio	0.1372967601%
OH1504	Quaker City Village, Ohio	0.0004351328%
OH1505	Quincy Village, Ohio	0.0003391631%
OH1506	Raccoon Township, Ohio	0.0003561309%
OH1507	Racine Village, Ohio	0.0010826003%
OH1508	Radnor Township, Ohio	0.0001814747%
OH1509	Randolph Township, Ohio	0.0013730943%
OH1510	Range Township, Ohio	0.0007149570%
OH1511	Rarden Township, Ohio	0.0020471447%
OH1512	Rarden Village, Ohio	0.0005117862%
OH1513	Ravenna City, Ohio	0.0218557620%
OH1514	Ravenna Township, Ohio	0.0059636168%
OH1515	Rawson Village, Ohio	0.0001405531%
OH1516	Rayland Village, Ohio	0.0003984552%
OH1517	Reading City, Ohio	0.0457344992%
OH1518	Reading Township, Ohio	0.0019364040%
OH1519	Recovery Township, Ohio	0.0000812132%
OH1520	Reily Township, Ohio	0.0012764211%
OH1521	Reminderville Village, Ohio	0.0151415568%
OH1522	Rendville Village, Ohio	0.0001828826%
OH1523	Republic Village, Ohio	0.0011130095%
OH1524	Reynoldsburg City, Ohio	0.0697130845%
OH1525	Rice Township, Ohio	0.0003978688%
OH1526	Richfield Township, Henry County, Ohio	0.0023349246%
OH1527	Richfield Township, Lucas County, Ohio	0.0047039321%
OH1528	Richfield Township, Summit County, Ohio	0.0095996121%
OH1529	Richfield Village, Ohio	0.0399887454%
OH1530	Richland County, Ohio	0.7455113947%
OH1531	Richland Township, Allen County, Ohio	0.0002999883%
OH1532	Richland Township, Belmont County, Ohio	0.0026715361%
OH1533	Richland Township, Clinton County, Ohio	0.0005798975%
OH1534	Richland Township, Darke County, Ohio	0.0002952534%
OH1535	Richland Township, Fairfield County, Ohio	0.0003503579%
OH1536	Richland Township, Holmes County, Ohio	0.0001483201%
OH1537	Richland Township, Wyandot County, Ohio	0.0001079437%
OH1538	Richmond Heights City, Ohio	0.0218650269%
OH1539	Richmond Township, Ashtabula County, Ohio	0.0003170025%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
OH1540	Richmond Township, Huron County, Ohio	0.0015099572%
OH1541	Richmond Village, Ohio	0.0007609773%
OH1542	Richwood Village, Ohio	0.0014048433%
OH1543	Ridgefield Township, Ohio	0.0003431721%
OH1544	Ridgeville Township, Ohio	0.0002165727%
OH1545	Ridgeway Village, Ohio	0.0003864298%
OH1546	Riley Township, Ohio	0.0007202182%
OH1547	Rio Grande Village, Ohio	0.0014432672%
OH1548	Ripley Township, Holmes County, Ohio	0.0000348988%
OH1549	Ripley Township, Huron County, Ohio	0.0000137269%
OH1550	Ripley Village, Ohio	0.0111932679%
OH1551	Risingsun Village, Ohio	0.0004530528%
OH1552	Rittman City, Ohio	0.0059649971%
OH1553	Riverlea Village, Ohio	0.0001680104%
OH1554	Riverside City, Ohio	0.0817797700%
OH1555	Roaming Shores Village, Ohio	0.0034987688%
OH1556	Rochester Township, Ohio	0.0013537465%
OH1557	Rochester Village, Ohio	0.0000194784%
OH1558	Rock Creek Village, Ohio	0.0002113350%
OH1559	Rockford Village, Ohio	0.0018408327%
OH1560	Rocky Ridge Village, Ohio	0.0002129632%
OH1561	Rocky River City, Ohio	0.0503638414%
OH1562	Rogers Village, Ohio	0.0005457718%
OH1563	Rome Township, Ashtabula County, Ohio	0.0014206410%
OH1564	Rome Township, Athens County, Ohio	0.0002813909%
OH1565	Rome Township, Lawrence County, Ohio	0.0010605153%
OH1566	Rome Village, Ohio	0.0002586036%
OH1567	Rootstown Township, Ohio	0.0026527533%
OH1568	Rose Township, Ohio	0.0004793086%
OH1569	Roseville Village, Ohio	0.0016522526%
OH1570	Ross County, Ohio	1.0109583321%
OH1571	Ross Township, Butler County, Ohio	0.0261747113%
OH1572	Ross Township, Greene County, Ohio	0.0002579678%
OH1573	Ross Township, Jefferson County, Ohio	0.0004940844%
OH1574	Rossburg Village, Ohio	0.0000984178%
OH1575	Rossford City, Ohio	0.0126977241%
OH1576	Roswell Village, Ohio	0.0002759007%
OH1577	Roundhead Township, Ohio	0.0002332423%
OH1578	Royalton Township, Ohio	0.0009661532%
OH1579	Rumley Township, Ohio	0.0006297965%
OH1580	Rush Creek Township, Ohio	0.0026562014%
OH1581	Rush Township, Scioto County, Ohio	0.0047482384%
OH1582	Rush Township, Tuscarawas County, Ohio	0.0000689752%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1583	Rushcreek Township, Ohio	0.0004189662%
OH1584	Rushsylvania Village, Ohio	0.0000099754%
OH1585	Rushville Village, Ohio	0.0000244436%
OH1586	Russell Township, Ohio	0.0185770784%
OH1587	Russells Point Village, Ohio	0.0022943385%
OH1588	Russellville Village, Ohio	0.0057671685%
OH1589	Russia Village, Ohio	0.0003460829%
OH1590	Rutland Village, Ohio	0.0004567220%
OH1591	Sabina Village, Ohio	0.0072933257%
OH1592	Sagamore Hills Township, Ohio	0.0226207726%
OH1593	Salem City, Ohio	0.0383095249%
OH1594	Salem Township, Auglaize County, Ohio	0.0001157340%
OH1595	Salem Township, Champaign County, Ohio	0.0003806616%
OH1596	Salem Township, Columbiana County, Ohio	0.0009051824%
OH1597	Salem Township, Muskingum County, Ohio	0.0003912060%
OH1598	Salem Township, Ottawa County, Ohio	0.0007213271%
OH1599	Salem Township, Shelby County, Ohio	0.0010648705%
OH1600	Salem Township, Tuscarawas County, Ohio	0.0026407637%
OH1601	Salem Township, Warren County, Ohio	0.0074583911%
OH1602	Salem Township, Washington County, Ohio	0.0005013228%
OH1603	Salesville Village, Ohio	0.0000679895%
OH1604	Salineville Village, Ohio	0.0034609917%
OH1605	Salisbury Township, Ohio	0.0003552282%
OH1606	Salt Creek Township, Hocking County, Ohio	0.0001833021%
OH1607	Salt Creek Township, Holmes County, Ohio	0.0000465318%
OH1608	Salt Creek Township, Wayne County, Ohio	0.0001391765%
OH1609	Salt Lick Township, Ohio	0.0000430312%
OH1610	Salt Rock Township, Ohio	0.0007066458%
OH1611	Saltcreek Township, Ohio	0.0003935151%
OH1612	Sandusky City, Ohio	0.1261336610%
OH1613	Sandusky County, Ohio	0.3072903644%
OH1614	Sandusky Township, Crawford County, Ohio	0.0000108762%
OH1615	Sandusky Township, Sandusky County, Ohio	0.0015100930%
OH1616	Sandy Township, Stark County, Ohio	0.0049479536%
OH1617	Sandy Township, Tuscarawas County, Ohio	0.0006897517%
OH1618	Sarahsville Village, Ohio	0.0000689910%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1619	Sardinia Village, Ohio	0.0044028921%
OH1620	Savannah Village, Ohio	0.0002294615%
OH1621	Saybrook Township, Ohio	0.0161906113%
OH1622	Scio Village, Ohio	0.0001526779%
OH1623	Scioto County, Ohio	0.9401796346%
OH1624	Scioto Township, Delaware County, Ohio	0.0019714756%
OH1625	Scioto Township, Pickaway County, Ohio	0.0062913839%
OH1626	Scioto Township, Pike County, Ohio	0.0002619631%
OH1627	Scioto Township, Ross County, Ohio	0.0146969071%
OH1628	Scipio Township, Meigs County, Ohio	0.0004736376%
OH1629	Scipio Township, Seneca County, Ohio	0.0005615183%
OH1630	Scott Township, Marion County, Ohio	0.0001301716%
OH1631	Scott Township, Sandusky County, Ohio	0.0009313747%
OH1632	Scott Village, Ohio	0.0006416289%
OH1633	Seal Township, Ohio	0.0013351665%
OH1634	Seaman Village, Ohio	0.0025035030%
OH1635	Sebring Village, Ohio	0.0078737318%
OH1636	Seneca County, Ohio	0.2801274556%
OH1637	Seneca Township, Monroe County, Ohio	0.0000124681%
OH1638	Seneca Township, Noble County, Ohio	0.0000172477%
OH1639	Senecaville Village, Ohio	0.0007886782%
OH1640	Seven Hills City, Ohio	0.0208535620%
OH1641	Seven Mile Village, Ohio	0.0013087356%
OH1642	Seville Village, Ohio	0.0055383307%
OH1643	Shadyside Village, Ohio	0.0078177582%
OH1644	Shaker Heights City, Ohio	0.1048407101%
OH1645	Shalersville Township, Ohio	0.0000934354%
OH1646	Sharon Township, Franklin County, Ohio	0.0053763338%
OH1647	Sharon Township, Medina County, Ohio	0.0058099333%
OH1648	Sharon Township, Richland County, Ohio	0.0000802853%
OH1649	Sharonville City, Ohio	0.1284229161%
OH1650	Shawnee Hills Village, Ohio	0.0030520752%
OH1651	Shawnee Township, Ohio	0.0289829613%
OH1652	Shawnee Village, Ohio	0.0005916790%
OH1653	Sheffield Lake City, Ohio	0.0113266702%
OH1654	Sheffield Township, Ashtabula County, Ohio	0.0012562693%
OH1655	Sheffield Township, Lorain County, Ohio	0.0039054125%
OH1656	Sheffield Village, Ohio	0.0383431647%
OH1657	Shelby City, Ohio	0.0301426674%
OH1658	Shelby County, Ohio	0.2601922372%
OH1659	Sherrodsville Village, Ohio	0.0010675510%

FINAL AGREEMENT 3.25.22

EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1660	Sherwood Village, Ohio	0.0012358778%
OH1661	Shiloh Village, Ohio	0.0001516500%
OH1662	Shreve Village, Ohio	0.0012061965%
OH1663	Sidney City, Ohio	0.0768126600%
OH1664	Silver Lake Village, Ohio	0.0087129009%
OH1665	Silverton Village, Ohio	0.0117488480%
OH1666	Sinking Spring Village, Ohio	0.0018697801%
OH1667	Smith Township, Belmont County, Ohio	0.0011670394%
OH1668	Smith Township, Mahoning County, Ohio	0.0056258490%
OH1669	Smithfield Township, Ohio	0.0003028259%
OH1670	Smithfield Village, Ohio	0.0021516579%
OH1671	Smithville Village, Ohio	0.0012448566%
OH1672	Solon City, Ohio	0.0575665779%
OH1673	Somerford Township, Ohio	0.0018806477%
OH1674	Somers Township, Ohio	0.0009493500%
OH1675	Somerset Village, Ohio	0.0013447250%
OH1676	Somerville Village, Ohio	0.0001615723%
OH1677	South Amherst Village, Ohio	0.0020257501%
OH1678	South Bloomfield Township, Ohio	0.0004782339%
OH1679	South Bloomfield Village, Ohio	0.0012874261%
OH1680	South Charleston Village, Ohio	0.0026810249%
OH1681	South Euclid City, Ohio	0.0416202012%
OH1682	South Lebanon Village, Ohio	0.0058643200%
OH1683	South Point Village, Ohio	0.0061370801%
OH1684	South Russell Village, Ohio	0.0067283287%
OH1685	South Salem Village, Ohio	0.0005572426%
OH1686	South Solon Village, Ohio	0.0007460421%
OH1687	South Vienna Village, Ohio	0.0009118207%
OH1688	South Webster Village, Ohio	0.0024736332%
OH1689	South Zanesville Village, Ohio	0.0015547932%
OH1690	Southington Township, Ohio	0.0014492645%
OH1691	Sparta Village, Ohio	0.0000770825%
OH1692	Spencer Township, Allen County, Ohio	0.0001636300%
OH1693	Spencer Township, Guernsey County, Ohio	0.0001631748%
OH1694	Spencer Township, Lucas County, Ohio	0.0024565990%
OH1695	Spencer Township, Medina County, Ohio	0.0000708528%
OH1696	Spencer Village, Ohio	0.0016178066%
OH1697	Spencerville Village, Ohio	0.0025294469%
OH1698	Sprigg Township, Ohio	0.0001054107%
OH1699	Spring Valley Township, Ohio	0.0070786377%
OH1700	Spring Valley Village, Ohio	0.0001444620%
OH1701	Springboro City, Ohio	0.0299889938%
OH1702	Springdale City, Ohio	0.0692154947%
OH1703	Springfield City, Ohio	0.4735887613%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1704	Springfield Township, Clark County, Ohio	0.0105063514%
OH1705	Springfield Township, Gallia County, Ohio	0.0009746740%
OH1706	Springfield Township, Hamilton County, Ohio	0.1053972703%
OH1707	Springfield Township, Jefferson County, Ohio	0.0002231349%
OH1708	Springfield Township, Lucas County, Ohio	0.0432543386%
OH1709	Springfield Township, Mahoning County, Ohio	0.0039675747%
OH1710	Springfield Township, Richland County, Ohio	0.0177162881%
OH1711	Springfield Township, Ross County, Ohio	0.0053121351%
OH1712	Springfield Township, Summit County, Ohio	0.0469667767%
OH1713	Springfield Township, Williams County, Ohio	0.0004950504%
OH1714	St Albans Township, Ohio	0.0043369348%
OH1715	St Clair Township, Butler County, Ohio	0.0005493458%
OH1716	St Clair Township, Columbiana County, Ohio	0.0167991211%
OH1717	St Marys Township, Ohio	0.0002136628%
OH1718	St. Bernard Village, Ohio	0.0379854367%
OH1719	St. Clairsville City, Ohio	0.0187569954%
OH1720	St. Henry Village, Ohio	0.0014076956%
OH1721	St. Louisville Village, Ohio	0.0003799451%
OH1722	St. Marys City, Ohio	0.0281144576%
OH1723	St. Paris Village, Ohio	0.0038066155%
OH1724	Stafford Village, Ohio	0.0000249362%
OH1725	Stark County, Ohio	1.5315796664%
OH1726	Starr Township, Ohio	0.0001436692%
OH1727	Staunton Township, Ohio	0.0003747763%
OH1728	Sterling Township, Ohio	0.0043408795%
OH1729	Steubenville City, Ohio	0.1367338744%
OH1730	Steubenville Township, Ohio	0.0000318764%
OH1731	Stock Township, Harrison County, Ohio	0.0003339830%
OH1732	Stock Township, Noble County, Ohio	0.0000344955%
OH1733	Stockport Village, Ohio	0.0002249256%
OH1734	Stokes Township, Logan County, Ohio	0.0047782092%
OH1735	Stokes Township, Madison County, Ohio	0.0007615846%
OH1736	Stone Creek Village, Ohio	0.0001379503%
OH1737	Stonelick Township, Ohio	0.0184280231%
OH1738	Stoutsville Village, Ohio	0.0000733307%
OH1739	Stow City, Ohio	0.1475892163%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1740	Strasburg Village, Ohio	0.0032911011%
OH1741	Stratton Village, Ohio	0.0014981914%
OH1742	Streetsboro City, Ohio	0.0206045399%
OH1743	Strongsville City, Ohio	0.0739396664%
OH1744	Struthers City, Ohio	0.0252671862%
OH1745	Stryker Village, Ohio	0.0016737417%
OH1746	Suffield Township, Ohio	0.0026771277%
OH1747	Sugar Bush Knolls Village, Ohio	0.0000982645%
OH1748	Sugar Creek Township, Allen County, Ohio	0.0002727166%
OH1749	Sugar Creek Township, Putnam County, Ohio	0.0001655674%
OH1750	Sugar Creek Township, Wayne County, Ohio	0.0003634054%
OH1751	Sugar Grove Village, Ohio	0.0001955486%
OH1752	Sugarcreek Township, Ohio	0.0470017417%
OH1753	Sugarcreek Village, Ohio	0.0027688605%
OH1754	Sullivan Township, Ohio	0.0017162492%
OH1755	Summerfield Village, Ohio	0.0001212800%
OH1756	Summit Township, Ohio	0.0000062341%
OH1757	Summitville Village, Ohio	0.0004792142%
OH1758	Sunbury Village, Ohio	0.0082323543%
OH1759	Sunfish Township, Ohio	0.0000676034%
OH1760	Swan Creek Township, Ohio	0.0048429959%
OH1761	Swanton Township, Ohio	0.0015012549%
OH1762	Swanton Village, Ohio	0.0072434936%
OH1763	Switzerland Township, Ohio	0.0001807876%
OH1764	Sycamore Township, Hamilton County, Ohio	0.0584269292%
OH1765	Sycamore Township, Wyandot County, Ohio	0.0002766058%
OH1766	Sycamore Village, Ohio	0.0012008738%
OH1767	Sylvania City, Ohio	0.0526622027%
OH1768	Sylvania Township, Ohio	0.1247952267%
OH1769	Symmes Township, Hamilton County, Ohio	0.0305202839%
OH1770	Symmes Township, Lawrence County, Ohio	0.0000521565%
OH1771	Syracuse Village, Ohio	0.0005413001%
OH1772	Tallmadge City, Ohio	0.0580737905%
OH1773	Tarlton Village, Ohio	0.0002242634%
OH1774	Tate Township, Ohio	0.0267197716%
OH1775	Taylor Creek Township, Ohio	0.0001110677%
OH1776	Terrace Park Village, Ohio	0.0056698421%
OH1777	Texas Township, Ohio	0.0002936562%
OH1778	The Village of Indian Hill City, Ohio	0.0264202950%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1779	Thompson Township, Delaware County, Ohio	0.0002474656%
OH1780	Thompson Township, Geauga County, Ohio	0.0022491568%
OH1781	Thorn Township, Ohio	0.0007422882%
OH1782	Thornville Village, Ohio	0.0006131946%
OH1783	Thurston Village, Ohio	0.0013688400%
OH1784	Tiffin City, Ohio	0.0703803061%
OH1785	Tiffin Township, Ohio	0.0005075927%
OH1786	Tiltonsville Village, Ohio	0.0016575735%
OH1787	Timberlake Village, Ohio	0.0023312243%
OH1788	Tipp City, Ohio	0.0376479790%
OH1789	Tiro Village, Ohio	0.0000326285%
OH1790	Toledo City, Ohio	1.0197706186%
OH1791	Tontogany Village, Ohio	0.0001897924%
OH1792	Toronto City, Ohio	0.0279077997%
OH1793	Townsend Township, Huron County, Ohio	0.0006177098%
OH1794	Townsend Township, Sandusky County, Ohio	0.0000271274%
OH1795	Tremont City Village, Ohio	0.0006396354%
OH1796	Trenton City, Ohio	0.0416371797%
OH1797	Trenton Township, Ohio	0.0000577420%
OH1798	Trimble Township, Ohio	0.0023032365%
OH1799	Trimble Village, Ohio	0.0004320101%
OH1800	Trotwood City, Ohio	0.0811683100%
OH1801	Troy City, Ohio	0.0899917302%
OH1802	Troy Township, Ashland County, Ohio	0.0002358826%
OH1803	Troy Township, Athens County, Ohio	0.0008754383%
OH1804	Troy Township, Geauga County, Ohio	0.0026032794%
OH1805	Troy Township, Richland County, Ohio	0.0034790294%
OH1806	Troy Township, Wood County, Ohio	0.0027734180%
OH1807	Trumbull County, Ohio	2.0203599712%
OH1808	Trumbull Township, Ohio	0.0006457459%
OH1809	Truro Township, Ohio	0.0493339720%
OH1810	Tully Township, Ohio	0.0007929647%
OH1811	Turtle Creek Township, Ohio	0.0003372090%
OH1812	Turtlecreek Township, Ohio	0.0071325956%
OH1813	Tuscarawas County, Ohio	0.3721703206%
OH1814	Tuscarawas Township, Ohio	0.0020979323%
OH1815	Tuscarawas Village, Ohio	0.0003842902%
OH1816	Twin Township, Darke County, Ohio	0.0003813690%
OH1817	Twin Township, Ross County, Ohio	0.0052531114%
OH1818	Twinsburg City, Ohio	0.0833508485%
OH1819	Tymochtee Township, Ohio	0.0003170847%
OH1820	Uhrichsville City, Ohio	0.0101787647%
OH1821	Union City Village, Ohio	0.0076150778%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1822	Union City, Ohio	0.0198982889%
OH1823	Union County, Ohio	0.3002174205%
OH1824	Union Township, Auglaize County, Ohio	0.0001691497%
OH1825	Union Township, Carroll County, Ohio	0.0000762536%
OH1826	Union Township, Champaign County, Ohio	0.0000211479%
OH1827	Union Township, Clermont County,	0.3185341547%
OH1828	Union Township, Clinton County, Ohio	0.0085869431%
OH1829	Union Township, Fayette County, Ohio	0.0014043033%
OH1830	Union Township, Highland County, Ohio	0.0112248527%
OH1831	Union Township, Lawrence County, Ohio	0.0011822137%
OH1832	Union Township, Licking County, Ohio	0.0076823054%
OH1833	Union Township, Logan County, Ohio	0.0001197046%
OH1834	Union Township, Mercer County, Ohio	0.0004692319%
OH1835	Union Township, Miami County, Ohio	0.0038499743%
OH1836	Union Township, Muskingum County, Ohio	0.0003209896%
OH1837	Union Township, Pike County, Ohio	0.0001098555%
OH1838	Union Township, Ross County, Ohio	0.0119227921%
OH1839	Union Township, Tuscarawas County, Ohio	0.0002167791%
OH1840	Union Township, Union County, Ohio	0.0002502189%
OH1841	Union Township, Van Wert County, Ohio	0.0002973617%
OH1842	Union Township, Warren County, Ohio	0.0079936267%
OH1843	Unionville Center Village, Ohio	0.0001475046%
OH1844	Uniopolis Village, Ohio	0.0002492732%
OH1845	Unity Township, Ohio	0.0000798690%
OH1846	University Heights City, Ohio	0.0306916388%
OH1847	Upper Arlington City, Ohio	0.1198448950%
OH1848	Upper Sandusky City, Ohio	0.0108550896%
OH1849	Upper Township, Ohio	0.0007475763%
OH1850	Urbana City, Ohio	0.0575116162%
OH1851	Urbancrest Village, Ohio	0.0003436577%
OH1852	Utica Village, Ohio	0.0044986588%
OH1853	Valley Hi Village, Ohio	0.0001316045%
OH1854	Valley Township, Guernsey County, Ohio	0.0005439160%
OH1855	Valley Township, Scioto County, Ohio	0.0018196842%
OH1856	Valley View Village, Ohio	0.0158831601%
OH1857	Valleyview Village, Ohio	0.0016037359%
OH1858	Van Buren Township, Darke County, Ohio	0.0003444623%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1859	Van Buren Township, Putnam County, Ohio	0.0002317943%
OH1860	Van Buren Township, Shelby County, Ohio	0.0003904525%
OH1861	Van Buren Village, Ohio	0.0001188906%
OH1862	Van Wert City, Ohio	0.0528808311%
OH1863	Van Wert County, Ohio	0.1122540604%
OH1864	Vandalia City, Ohio	0.0967305650%
OH1865	Vanlue Village, Ohio	0.0001114793%
OH1866	Venedocia Village, Ohio	0.0000371702%
OH1867	Venice Township, Ohio	0.0000100271%
OH1868	Vermilion City, Ohio	0.0432196320%
OH1869	Vermilion Township, Ohio	0.0012778552%
OH1870	Vermillion Township, Ohio	0.0004880329%
OH1871	Vernon Township, Crawford County, Ohio	0.0000108762%
OH1872	Vernon Township, Scioto County, Ohio	0.0038952614%
OH1873	Vernon Township, Trumbull County, Ohio	0.0006308563%
OH1874	Verona Village, Ohio	0.0012373333%
OH1875	Versailles Village, Ohio	0.0100017096%
OH1876	Vienna Township, Ohio	0.0042113922%
OH1877	Vinton County, Ohio	0.1090168446%
OH1878	Vinton Township, Ohio	0.0001170406%
OH1879	Vinton Village, Ohio	0.0005060807%
OH1880	Violet Township, Ohio	0.0621844457%
OH1881	Virginia Township, Ohio	0.0000841915%
OH1882	Wabash Township, Ohio	0.0000492089%
OH1883	Wadsworth City, Ohio	0.0760959559%
OH1884	Waite Hill Village, Ohio	0.0053068521%
OH1885	Wakeman Village, Ohio	0.0018119487%
OH1886	Walbridge Village, Ohio	0.0029019871%
OH1887	Waldo Township, Ohio	0.0000743838%
OH1888	Waldo Village, Ohio	0.0004160980%
OH1889	Walnut Township, Fairfield County, Ohio	0.0087100593%
OH1890	Walnut Township, Gallia County, Ohio	0.0001499498%
OH1891	Walton Hills Village, Ohio	0.0099526568%
OH1892	Wapakoneta City, Ohio	0.0275268850%
OH1893	Ward Township, Ohio	0.0001486233%
OH1894	Warren City, Ohio	0.3520178232%
OH1895	Warren County, Ohio	1.0504230532%
OH1896	Warren Township, Belmont County, Ohio	0.0000984250%
OH1897	Warren Township, Jefferson County, Ohio	0.0004303316%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1898	Warren Township, Trumbull County, Ohio	0.0001534515%
OH1899	Warren Township, Tuscarawas County, Ohio	0.0002069255%
OH1900	Warren Township, Washington County, Ohio	0.0008773149%
OH1901	Warrensville Heights City, Ohio	0.0361164097%
OH1902	Warsaw Village, Ohio	0.0003911414%
OH1903	Warwick Township, Ohio	0.0008474093%
OH1904	Washington County, Ohio	0.3325608246%
OH1905	Washington Court House City, Ohio	0.0376016242%
OH1906	Washington Township, Auglaize County, Ohio	0.0023680955%
OH1907	Washington Township, Belmont County, Ohio	0.0000843643%
OH1908	Washington Township, Brown County, Ohio	0.0011782387%
OH1909	Washington Township, Carroll County, Ohio	0.0002178675%
OH1910	Washington Township, Clermont County, Ohio	0.0305984481%
OH1911	Washington Township, Clinton County, Ohio	0.0029440948%
OH1912	Washington Township, Columbiana County, Ohio	0.0006256408%
OH1913	Washington Township, Coshocton County, Ohio	0.0000841915%
OH1914	Washington Township, Darke County, Ohio	0.0003198579%
OH1915	Washington Township, Defiance County, Ohio	0.0003531079%
OH1916	Washington Township, Franklin County, Ohio	0.1225330619%
OH1917	Washington Township, Guernsey County, Ohio	0.0000951853%
OH1918	Washington Township, Hancock County, Ohio	0.0008925122%
OH1919	Washington Township, Harrison County, Ohio	0.0003339830%
OH1920	Washington Township, Henry County, Ohio	0.0002571801%
OH1921	Washington Township, Highland County, Ohio	0.0004065339%
OH1922	Washington Township, Hocking County, Ohio	0.0002427514%
OH1923	Washington Township, Holmes County, Ohio	0.0000261741%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1924	Washington Township, Jackson County, Ohio	0.0003315132%
OH1925	Washington Township, Lawrence County, Ohio	0.0000695420%
OH1926	Washington Township, Licking County, Ohio	0.0008154920%
OH1927	Washington Township, Logan County, Ohio	0.0017756185%
OH1928	Washington Township, Lucas County, Ohio	0.0071150384%
OH1929	Washington Township, Mercer County, Ohio	0.0001173080%
OH1930	Washington Township, Miami County, Ohio	0.0009766897%
OH1931	Washington Township, Monroe County, Ohio	0.0000062341%
OH1932	Washington Township, Montgomery County, Ohio	0.1316317394%
OH1933	Washington Township, Morrow County, Ohio	0.0002420690%
OH1934	Washington Township, Muskingum County, Ohio	0.0014845767%
OH1935	Washington Township, Paulding County, Ohio	0.0000402008%
OH1936	Washington Township, Pickaway County, Ohio	0.0003983733%
OH1937	Washington Township, Preble County, Ohio	0.0006874604%
OH1938	Washington Township, Richland County, Ohio	0.0012132000%
OH1939	Washington Township, Sandusky County, Ohio	0.0006510581%
OH1940	Washington Township, Scioto County, Ohio	0.0113445935%
OH1941	Washington Township, Shelby County, Ohio	0.0000798653%
OH1942	Washington Township, Stark County, Ohio	0.0006531299%
OH1943	Washington Township, Wood County, Ohio	0.0002265264%
OH1944	Washingtonville Village, Ohio	0.0014015930%
OH1945	Waterford Township, Ohio	0.0050048725%
OH1946	Waterloo Township, Ohio	0.0006670006%
OH1947	Watertown Township, Ohio	0.0001503968%
OH1948	Waterville City, Ohio	0.0124831621%
OH1949	Waterville Township, Ohio	0.0015558460%
OH1950	Wauseon City, Ohio	0.0277126990%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1951	Waverly Village, Ohio	0.0077490360%
OH1952	Wayne County, Ohio	0.2257675097%
OH1953	Wayne Lakes Village, Ohio	0.0075166600%
OH1954	Wayne Township, Adams County, Ohio	0.0012649279%
OH1955	Wayne Township, Ashtabula County, Ohio	0.0005165967%
OH1956	Wayne Township, Auglaize County, Ohio	0.0004273255%
OH1957	Wayne Township, Belmont County, Ohio	0.0000562429%
OH1958	Wayne Township, Butler County, Ohio	0.0007432325%
OH1959	Wayne Township, Champaign County, Ohio	0.0014909244%
OH1960	Wayne Township, Clermont County, Ohio	0.0020513889%
OH1961	Wayne Township, Clinton County, Ohio	0.0002007337%
OH1962	Wayne Township, Columbiana County, Ohio	0.0005990178%
OH1963	Wayne Township, Darke County, Ohio	0.0000369067%
OH1964	Wayne Township, Fayette County, Ohio	0.0001404303%
OH1965	Wayne Township, Jefferson County, Ohio	0.0021038433%
OH1966	Wayne Township, Monroe County, Ohio	0.0000062341%
OH1967	Wayne Township, Muskingum County, Ohio	0.0001404329%
OH1968	Wayne Township, Noble County, Ohio	0.0000862387%
OH1969	Wayne Township, Pickaway County, Ohio	0.0000437239%
OH1970	Wayne Township, Tuscarawas County, Ohio	0.0003941438%
OH1971	Wayne Township, Warren County, Ohio	0.0038164622%
OH1972	Wayne Village, Ohio	0.0008081483%
OH1973	Waynesburg Village, Ohio	0.0012073007%
OH1974	Waynesfield Village, Ohio	0.0007567223%
OH1975	Waynesville Village, Ohio	0.0046309511%
OH1976	Weathersfield Township, Ohio	0.0249955502%
OH1977	Weller Township, Ohio	0.0004460294%
OH1978	Wellington Village, Ohio	0.0164981765%
OH1979	Wells Township, Ohio	0.0100888848%
OH1980	Wellston City, Ohio	0.0406103723%
OH1981	Wellsville Village, Ohio	0.0125660620%
OH1982	Wesley Township, Ohio	0.0001253307%
OH1983	West Alexandria Village, Ohio	0.0099845432%
OH1984	West Carrollton City, Ohio	0.0603546931%
OH1985	West Chester Township, Ohio	0.3737167118%
OH1986	West Elkton Village, Ohio	0.0026843690%
OH1987	West Farmington Village, Ohio	0.0001875519%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH1988	West Jefferson Village, Ohio	0.0159155640%
OH1989	West Lafayette Village, Ohio	0.0026252451%
OH1990	West Leipsic Village, Ohio	0.0002152376%
OH1991	West Liberty Village, Ohio	0.0035013600%
OH1992	West Manchester Village, Ohio	0.0025206880%
OH1993	West Mansfield Village, Ohio	0.0000798031%
OH1994	West Millgrove Village, Ohio	0.0001102020%
OH1995	West Milton Village, Ohio	0.0098350376%
OH1996	West Rushville Village, Ohio	0.0001070525%
OH1997	West Salem Village, Ohio	0.0004987159%
OH1998	West Township, Ohio	0.0005857063%
OH1999	West Union Village, Ohio	0.0111998820%
OH2000	West Unity Village, Ohio	0.0014694352%
OH2001	Westerville City, Ohio	0.2122517954%
OH2002	Westfield Center Village, Ohio	0.0015469538%
OH2003	Westfield Township, Ohio	0.0022200558%
OH2004	Westlake City, Ohio	0.0470647273%
OH2005	Westland Township, Ohio	0.0000407937%
OH2006	Weston Township, Ohio	0.0001040797%
OH2007	Weston Village, Ohio	0.0009305950%
OH2008	Wharton Village, Ohio	0.0000269859%
OH2009	Wheeling Township, Belmont County, Ohio	0.0005343072%
OH2010	Wheeling Township, Guernsey County, Ohio	0.0000407937%
OH2011	Whetstone Township, Ohio	0.0003262846%
OH2012	White Eyes Township, Ohio	0.0001913444%
OH2013	Whitehall City, Ohio	0.0708163966%
OH2014	Whitehouse Village, Ohio	0.0191159792%
OH2015	Whitewater Township, Ohio	0.0072647461%
OH2016	Wickliffe City, Ohio	0.0543194216%
OH2017	Wilkesville Township, Ohio	0.0005461896%
OH2018	Wilkesville Village, Ohio	0.0001034151%
OH2019	Willard City, Ohio	0.0338504955%
OH2020	Williams County, Ohio	0.1507467614%
OH2021	Williamsburg Township, Ohio	0.0138253270%
OH2022	Williamsburg Village, Ohio	0.0064127452%
OH2023	Williamsfield Township, Ohio	0.0004696334%
OH2024	Williamsport Village, Ohio	0.0004226644%
OH2025	Willoughby City, Ohio	0.1356374532%
OH2026	Willoughby Hills City, Ohio	0.0528410843%
OH2027	Willowick City, Ohio	0.0540256495%
OH2028	Wills Township, Ohio	0.0001087832%
OH2029	Willshire Village, Ohio	0.0006690639%
OH2030	Wilmington City, Ohio	0.1278227818%
OH2031	Wilmot Village, Ohio	0.0024343932%
OH2032	Wilson Township, Ohio	0.0006914162%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OH2033	Wilson Village, Ohio	0.0001415832%
OH2034	Winchester Village, Ohio	0.0033994936%
OH2035	Windham Township, Ohio	0.0001218723%
OH2036	Windham Village, Ohio	0.0030305573%
OH2037	Windsor Township, Ashtabula County, Ohio	0.0006340051%
OH2038	Windsor Township, Lawrence County, Ohio	0.0007128053%
OH2039	Windsor Township, Morgan County, Ohio	0.0004926943%
OH2040	Wintersville Village, Ohio	0.0169582518%
OH2041	Wood County, Ohio	0.6017827347%
OH2042	Woodlawn Village, Ohio	0.0240822158%
OH2043	Woodmere Village, Ohio	0.0007072352%
OH2044	Woodsfield Village, Ohio	0.0011221301%
OH2045	Woodstock Village, Ohio	0.0001517571%
OH2046	Woodville Township, Ohio	0.0019622167%
OH2047	Woodville Village, Ohio	0.0034270973%
OH2048	Wooster City, Ohio	0.4046402646%
OH2049	Wooster Township, Ohio	0.0017358405%
OH2050	Worthington City, Ohio	0.0819890902%
OH2051	Worthington Township, Ohio	0.0017573559%
OH2052	Wren Village, Ohio	0.0008301349%
OH2053	Wyandot County, Ohio	0.0959147354%
OH2054	Wyoming City, Ohio	0.0220280462%
OH2055	Xenia City, Ohio	0.1268376308%
OH2056	Xenia Township, Ohio	0.0075532986%
OH2057	Yankee Lake Village, Ohio	0.0000341003%
OH2058	Yellow Creek Township, Ohio	0.0010782320%
OH2059	Yellow Springs Village, Ohio	0.0142295064%
OH2060	York Township, Athens County, Ohio	0.0005523599%
OH2061	York Township, Fulton County, Ohio	0.0061882726%
OH2062	York Township, Medina County, Ohio	0.0023145263%
OH2063	York Township, Sandusky County, Ohio	0.0006239306%
OH2064	York Township, Tuscarawas County, Ohio	0.0007784341%
OH2065	York Township, Van Wert County, Ohio	0.0001115107%
OH2066	Yorkshire Village, Ohio	0.0007627380%
OH2067	Yorkville Village, Ohio	0.0011795516%
OH2068	Youngstown City, Ohio	0.5751891038%
OH2069	Zaleski Village, Ohio	0.0000780271%
OH2070	Zane Township, Ohio	0.0012568985%
OH2071	Zanesfield Village, Ohio	0.0001257699%
OH2072	Zanesville City, Ohio	0.1371227251%
OH2073	Zoar Village, Ohio	0.0002364863%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OR1	Albany City, Oregon	1.1574421234%
OR2	Ashland City, Oregon	0.5725593238%
OR3	Astoria City, Oregon	0.1859283065%
OR4	Baker County, Oregon	0.4771636205%
OR5	Beaverton City, Oregon	0.9709676029%
OR6	Bend City, Oregon	0.9443519043%
OR7	Benton County, Oregon	1.0219885306%
OR8	Canby City, Oregon	0.1716812437%
OR9	Central Point City, Oregon	0.1718730043%
OR10	Clackamas County, Oregon	7.7713142577%
OR11	Clatsop County, Oregon	1.1423692099%
OR12	Columbia County, Oregon	1.0096699413%
OR13	Coos Bay City, Oregon	0.2538945929%
OR14	Coos County, Oregon	1.5633002470%
OR15	Cornelius City, Oregon	0.0949750265%
OR16	Corvallis City, Oregon	0.6633711425%
OR17	Cottage Grove City, Oregon	0.0910229575%
OR18	Crook County, Oregon	0.3513229911%
OR19	Curry County, Oregon	0.7612961295%
OR20	Dallas City, Oregon	0.1606964683%
OR21	Deschutes County, Oregon	2.2569753600%
OR22	Douglas County, Oregon	2.5689481047%
OR23	Eugene City, Oregon	2.7611039932%
OR24	Forest Grove City, Oregon	0.2522169415%
OR26	Gladstone City, Oregon	0.1181360032%
OR28	Grants Pass City, Oregon	0.8232581895%
OR29	Gresham City, Oregon	0.9831942718%
OR30	Happy Valley City, Oregon	0.0103506009%
OR32	Hermiston City, Oregon	0.1316304314%
OR33	Hillsboro City, Oregon	1.5083519364%
OR34	Hood River County, Oregon	0.3553687498%
OR35	Independence City, Oregon	0.0808970601%
OR36	Jackson County, Oregon	4.0769510640%
OR37	Jefferson County, Oregon	0.3674692915%
OR38	Josephine County, Oregon	1.6536523798%
OR39	Keizer City, Oregon	0.1916558451%
OR40	Klamath County, Oregon	1.2169628601%
OR41	Klamath Falls City, Oregon	0.3209275214%
OR42	La Grande City, Oregon	0.2715648669%
OR44	Lake Oswego City, Oregon	0.6934160342%
OR45	Lane County, Oregon	6.3326808234%
OR46	Lebanon City, Oregon	0.3269345282%
OR47	Lincoln County, Oregon	1.5190343268%
OR48	Linn County, Oregon	1.8185376689%
OR49	Malheur County, Oregon	0.5014027023%
OR50	Marion County, Oregon	4.1636475308%
OR51	McMinnville City, Oregon	0.4803592635%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
OR52	Medford City, Oregon	1.5540758598%
OR53	Milwaukie City, Oregon	0.2113647118%
OR54	Monmouth City, Oregon	0.0706960930%
OR55	Morrow County, Oregon	0.1351544937%
OR56	Multnomah County, Oregon	13.9643815662%
OR57	Newberg City, Oregon	0.4093257361%
OR58	Newport City, Oregon	0.1908392623%
OR59	Ontario City, Oregon	0.1869780182%
OR60	Oregon City, Oregon	0.2765040475%
OR61	Pendleton City, Oregon	0.3521049458%
OR62	Polk County, Oregon	0.7074299681%
OR63	Portland City, Oregon	8.2736702858%
OR64	Prineville City, Oregon	0.0924861843%
OR65	Redmond City, Oregon	0.1550311086%
OR66	Roseburg City, Oregon	0.6370799877%
OR67	Salem City, Oregon	3.0438221421%
OR68	Sandy City, Oregon	0.0775015682%
OR70	Sherwood City, Oregon	0.1404204928%
OR71	Silverton City, Oregon	0.0775630731%
OR72	Springfield City, Oregon	1.1667234659%
OR73	St. Helens City, Oregon	0.1964453077%
OR74	The Dalles City, Oregon	0.1723418738%
OR75	Tigard City, Oregon	0.5049875956%
OR76	Tillamook County, Oregon	0.9001228870%
OR77	Troutdale City, Oregon	0.0899929610%
OR78	Tualatin City, Oregon	0.1551565618%
OR79	Umatilla County, Oregon	0.9738633884%
OR80	Union County, Oregon	0.4153841374%
OR82	Wasco County, Oregon	0.4116278731%
OR83	Washington County, Oregon	7.2167622210%
OR84	West Linn City, Oregon	0.1600504983%
OR86	Wilsonville City, Oregon	0.1383351396%
OR87	Woodburn City, Oregon	0.2069349266%
OR88	Yamhill County, Oregon	1.4120246444%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
PA2	Adams County, Pennsylvania	Allocations in Pennsylvania will be made in accordance with the Pennsylvania Trust and Allocation Order.
PA5	Allegheny County, Pennsylvania
PA6	Allentown City, Pennsylvania
PA10	Armstrong County, Pennsylvania
PA13	Beaver County, Pennsylvania
PA14	Bedford County, Pennsylvania
PA15	Bensalem Township, Pennsylvania
PA16	Berks County, Pennsylvania
PA20	Blair County, Pennsylvania
PA22	Bradford County, Pennsylvania
PA23	Bristol Township, Pennsylvania
PA25	Bucks County, Pennsylvania
PA27	Butler County, Pennsylvania
PA30	Cambria County, Pennsylvania
PA31	Cameron County, Pennsylvania
PA32	Carbon County, Pennsylvania
PA36	Centre County, Pennsylvania
PA40	Chester County, Pennsylvania
PA42	Clarion County, Pennsylvania
PA43	Clearfield County, Pennsylvania
PA44	Clinton County, Pennsylvania
PA46	Coatesville City, Pennsylvania
PA49	Columbia County, Pennsylvania
PA53	Crawford County, Pennsylvania
PA54	Cumberland County, Pennsylvania
PA57	Dauphin County, Pennsylvania
PA58	Delaware County, Pennsylvania
PA76	Edwardsville Borough, Pennsylvania
PA79	Elk County, Pennsylvania
PA84	Erie County, Pennsylvania
PA85	Exeter Borough, Pennsylvania
PA90	Fayette County, Pennsylvania
PA92	Forest County, Pennsylvania
PA94	Forty Fort Borough, Pennsylvania
PA96	Franklin County, Pennsylvania
PA98	Fulton County, Pennsylvania
PA99	Greene County, Pennsylvania
PA107	Hanover Township, Luzerne County, Pennsylvania
PA114	Hazleton City, Pennsylvania
PA120	Huntingdon County, Pennsylvania
PA122	Indiana County, Pennsylvania
PA123	Jefferson County, Pennsylvania
PA126	Juniata County, Pennsylvania
PA127	Kingston Borough, Pennsylvania
PA128	Lackawanna County, Pennsylvania
PA130	Lancaster County, Pennsylvania

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
PA134	Lawrence County, Pennsylvania	Allocations in Pennsylvania will be made in accordance with the Pennsylvania Trust and Allocation Order.
PA136	Lebanon County, Pennsylvania
PA137	Lehigh County, Pennsylvania
PA141	Lock Haven City, Pennsylvania
PA147	Lower Makefield Township, Pennsylvania

PA155	Lower Southampton Township, Pennsylvania

PA157	Luzerne County, Pennsylvania
PA158	Lycoming County, Pennsylvania
PA164	McKean County, Pennsylvania
PA167	Mercer County, Pennsylvania
PA169	Middletown Township, Bucks County, Pennsylvania
PA171	Mifflin County, Pennsylvania
PA174	Monroe County, Pennsylvania
PA176	Montgomery County, Pennsylvania
PA178	Montour County, Pennsylvania
PA180	Morrisville Borough, Pennsylvania
PA187	Nanticoke City, Pennsylvania
PA195	Newtown Township, Bucks County, Pennsylvania

PA197	Norristown Borough, Pennsylvania
PA205	Northampton County, Pennsylvania
PA207	Northumberland County, Pennsylvania
PA213	Perry County, Pennsylvania
PA215	Philadelphia City, Pennsylvania
PA217	Pike County, Pennsylvania
PA219	Pittsburgh City, Pennsylvania
PA220	Plains Township, Pennsylvania
PA225	Potter County, Pennsylvania
PA241	Schuylkill County, Pennsylvania
PA248	Snyder County, Pennsylvania
PA249	Somerset County, Pennsylvania
PA265	Sugar Notch Borough, Pennsylvania
PA266	Sullivan County, Pennsylvania
PA267	Susquehanna County, Pennsylvania
PA270	Tioga County, Pennsylvania
PA273	Union County, Pennsylvania
PA290	Venango County, Pennsylvania
PA291	Warminster Township, Pennsylvania
PA292	Warren County, Pennsylvania
PA293	Warrington Township, Bucks County, Pennsylvania
PA297	Washington County, Pennsylvania
PA299	Wayne County, Pennsylvania
PA310	West Norriton Township, Pennsylvania

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
PA311	West Pittston Borough, Pennsylvania	Allocations in Pennsylvania will be made in accordance with the Pennsylvania Trust and Allocation Order.
PA313	Westmoreland County, Pennsylvania
PA320	Wilkes Barre Township, Pennsylvania
PA321	Wilkes-Barre City, Pennsylvania
PA327	Wright Township, Pennsylvania
PA328	Wyoming Borough, Pennsylvania
PA329	Wyoming County, Pennsylvania
PA333	York County, Pennsylvania
PA335	Fairview Township, Luzerne County, Pennsylvania
PA336	District Attorney of Allegheny County, Pennsylvania
PA337	District Attorney of Berks County, Pennsylvania
PA338	District Attorney of Bucks County, Pennsylvania
PA339	District Attorney of Chester County, Pennsylvania
PA340	District Attorney of Clearfield County, Pennsylvania
PA341	District Attorney of Dauphin County, Pennsylvania
PA342	District Attorney of Delaware County, Pennsylvania
PA343	District Attorney of Erie County, Pennsylvania

PA344	District Attorney of Lehigh County, Pennsylvania
PA345	District Attorney of Northampton County, Pennsylvania

PA346	District Attorney of Philadelphia County, Pennsylvania
PA347	District Attorney of Westmoreland County, Pennsylvania

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
PR1	Adjuntas, Puerto Rico	0.4468461493%
PR2	Aguada, Puerto Rico	0.9238661758%
PR3	Aguadilla, Puerto Rico	1.6156167759%
PR4	Aguas Buenas, Puerto Rico	0.7490858028%
PR5	Aibonito, Puerto Rico	0.7959428477%
PR6	Anasco, Puerto Rico	0.5050154853%
PR7	Arecibo, Puerto Rico	1.3074850692%
PR8	Arroyo, Puerto Rico	2.0592191012%
PR9	Barceloneta, Puerto Rico	0.5768569406%
PR10	Barranquitas, Puerto Rico	0.7167107056%
PR11	Bayamon, Puerto Rico	5.7282390971%
PR12	Cabo Rojo, Puerto Rico	1.1570847420%
PR13	Caguas, Puerto Rico	4.7119895861%
PR14	Camuy, Puerto Rico	0.7759381807%
PR15	Canovanas, Puerto Rico	1.0721780377%
PR16	Carolina, Puerto Rico	4.3228006165%
PR17	Catano, Puerto Rico	0.7612066695%
PR18	Cayey, Puerto Rico	1.3596493469%
PR19	Ceiba, Puerto Rico	0.2896687707%
PR20	Ciales, Puerto Rico	0.4533215195%
PR21	Cidra, Puerto Rico	1.1671492158%
PR22	Coamo, Puerto Rico	0.9970822347%
PR23	Comerio, Puerto Rico	0.5268640655%
PR24	Corozal, Puerto Rico	0.8595048594%
PR25	Culebra, Puerto Rico	0.0380175870%
PR26	Dorado, Puerto Rico	0.8970759382%
PR27	Fajardo, Puerto Rico	1.1102770585%
PR28	Florida, Puerto Rico	0.2695408253%
PR29	Guanica, Puerto Rico	0.4269617539%
PR30	Guayama, Puerto Rico	1.3293151076%
PR31	Guayanilla, Puerto Rico	0.4886780984%
PR32	Guaynabo, Puerto Rico	2.3185934725%
PR33	Gurabo, Puerto Rico	0.9866291335%
PR34	Hatillo, Puerto Rico	1.0577790273%
PR35	Hormigueros, Puerto Rico	0.3963005262%
PR36	Humacao, Puerto Rico	1.8829438530%
PR37	Isabela, Puerto Rico	1.0062900243%
PR38	Jayuya, Puerto Rico	0.3757431113%
PR39	Juana Diaz, Puerto Rico	1.7179648597%
PR40	Juncos, Puerto Rico	0.9543672919%
PR41	Lajas, Puerto Rico	0.5633742491%
PR42	Lares, Puerto Rico	0.6852103333%
PR43	Las Marias, Puerto Rico	0.2285582941%
PR44	Las Piedras, Puerto Rico	0.8440153869%
PR45	Loiza, Puerto Rico	0.7971240145%
PR46	Luquillo, Puerto Rico	0.5035020683%
PR47	Manati, Puerto Rico	1.3858134207%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
PR48	Maricao, Puerto Rico	0.1311593846%
PR49	Maunabo, Puerto Rico	0.2983734242%
PR50	Mayaguez, Puerto Rico	2.7384221211%
PR51	Moca, Puerto Rico	0.9400143856%
PR52	Morovis, Puerto Rico	0.7678286207%
PR53	Naguabo, Puerto Rico	0.6776685553%
PR54	Naranjito, Puerto Rico	0.6713715879%
PR55	Orocovis, Puerto Rico	0.5209419444%
PR56	Patillas, Puerto Rico	0.4307397840%
PR57	Penuelas, Puerto Rico	0.5782731381%
PR58	Ponce, Puerto Rico	5.1762853836%
PR59	Quebradillas, Puerto Rico	0.6086201563%
PR60	Rincon, Puerto Rico	0.3607312171%
PR61	Rio Grande, Puerto Rico	1.2995118170%
PR62	Sabana Grande, Puerto Rico	0.5625075422%
PR63	Salinas, Puerto Rico	0.8069301551%
PR64	San German, Puerto Rico	0.9914753253%
PR65	San Juan, Puerto Rico	13.8003700360%
PR66	San Lorenzo, Puerto Rico	1.0322446251%
PR67	San Sebastian, Puerto Rico	0.9222442638%
PR68	Santa Isabel, Puerto Rico	0.5210354055%
PR69	Toa Alta, Puerto Rico	1.7552873773%
PR70	Toa Baja, Puerto Rico	2.1783919223%
PR71	Trujillo Alto, Puerto Rico	1.9136501824%
PR72	Utuado, Puerto Rico	0.7718304061%
PR73	Vega Alta, Puerto Rico	0.9338331796%
PR74	Vega Baja, Puerto Rico	1.6886509241%
PR75	Vieques, Puerto Rico	0.1979351524%
PR76	Villalba, Puerto Rico	0.5576736281%
PR77	Yabucoa, Puerto Rico	0.8842993409%
PR78	Yauco, Puerto Rico	1.1383015829%

FINAL AGREEMENT 3.25.22 EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision

Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
RI1	Barrington Town, Rhode Island	2.3000539202%
RI2	Bristol Town, Rhode Island	1.0821868960%
RI3	Burrillville Town, Rhode Island	1.3272036109%
RI4	Central Falls City, Rhode Island	0.9147584689%
RI5	Charlestown, Rhode Island	0.5887860100%
RI6	Coventry Town, Rhode Island	3.5886939036%
RI7	Cranston City, Rhode Island	7.8869595262%
RI8	Cumberland Town, Rhode Island	2.4742003754%
RI9	East Greenwich Town, Rhode Island	1.7467671439%
RI10	East Providence City, Rhode Island	4.3247728580%
RI11	Exeter Town, Rhode Island	0.0071810640%
RI12	Foster Town, Rhode Island	0.2489021533%
RI13	Glocester Town, Rhode Island	0.8508469130%
RI14	Hopkinton Town, Rhode Island	0.7098006614%
RI15	Jamestown, Rhode Island	0.4220295287%
RI16	Johnston Town, Rhode Island	3.0898685140%
RI17	Lincoln Town, Rhode Island	2.1171973520%
RI18	Little Compton Town, Rhode Island	0.2663017745%
RI19	Middletown, Rhode Island	1.2877439601%
RI20	Narragansett Town, Rhode Island	1.2760123800%
RI21	New Shoreham Town, Rhode Island	0.2118269375%
RI22	Newport City, Rhode Island	2.3339316695%
RI23	North Kingstown, Rhode Island	2.6500524514%
RI24	North Providence Town, Rhode Island	2.5306229398%
RI25	North Smithfield Town, Rhode Island	1.1299013506%
RI26	Pawtucket City, Rhode Island	5.9652217345%
RI27	Portsmouth Town, Rhode Island	1.2807429020%
RI28	Providence City, Rhode Island	21.4858080262%
RI29	Richmond Town, Rhode Island	0.0818789542%
RI30	Scituate Town, Rhode Island	1.0248588645%
RI31	Smithfield Town, Rhode Island	1.7724673574%
RI32	South Kingstown, Rhode Island	2.3282747894%
RI33	Tiverton Town, Rhode Island	0.9907730639%
RI34	Warren Town, Rhode Island	0.1394116029%
RI35	Warwick City, Rhode Island	9.9418184427%
RI36	West Greenwich Town, Rhode Island	0.7104734659%
RI37	West Warwick Town, Rhode Island	3.0239943495%
RI38	Westerly Town, Rhode Island	2.0135754535%
RI39	Woonsocket City, Rhode Island	3.8740986306%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
SC1	Abbeville County, South Carolina	0.3350059823%
SC2	Aiken City, South Carolina	0.7838026892%
SC3	Aiken County, South Carolina	2.5661670597%
SC4	Allendale County, South Carolina	0.1220441823%
SC5	Anderson City, South Carolina	1.1735303052%
SC6	Anderson County, South Carolina	3.3392231904%
SC7	Bamberg County, South Carolina	0.2705913372%
SC8	Barnwell County, South Carolina	0.4653224769%
SC9	Beaufort City, South Carolina	0.0769982478%
SC10	Beaufort County, South Carolina	2.3364418352%
SC11	Berkeley County, South Carolina	2.0961440294%
SC12	Bluffton Town, South Carolina	0.0481968917%
SC13	Calhoun County, South Carolina	0.1833260393%
SC14	Cayce City, South Carolina	0.2572136960%
SC15	Charleston City, South Carolina	2.3004340552%
SC16	Charleston County, South Carolina	3.8016438488%
SC17	Cherokee County, South Carolina	0.9440700745%
SC18	Chester City, South Carolina	0.1299573133%
SC19	Chester County, South Carolina	0.3947965211%
SC20	Chesterfield County, South Carolina	0.9443488664%
SC21	Clarendon County, South Carolina	0.5705383575%
SC22	Clemson City, South Carolina	0.3311616877%
SC23	Colleton County, South Carolina	0.8589365535%
SC24	Columbia City, South Carolina	2.3918060702%
SC25	Conway City, South Carolina	0.2894739402%
SC26	Darlington County, South Carolina	1.6906462867%
SC27	Dillon County, South Carolina	0.6608411417%
SC28	Dorchester County, South Carolina	1.6015765975%
SC29	Easley City, South Carolina	0.8565835771%
SC30	Edgefield County, South Carolina	0.3586097074%
SC31	Fairfield County, South Carolina	0.3536421891%
SC32	Florence City, South Carolina	1.0065336904%
SC33	Florence County, South Carolina	2.2059006272%
SC34	Forest Acres City, South Carolina	0.0995929056%
SC35	Fort Mill Town, South Carolina	0.1714974802%
SC36	Fountain Inn City, South Carolina	0.1975697094%
SC37	Gaffney City, South Carolina	0.2044353782%
SC38	Georgetown City, South Carolina	0.2626233562%
SC39	Georgetown County, South Carolina	1.1895098900%
SC40	Goose Creek City, South Carolina	0.5473575768%
SC41	Greenville City, South Carolina	2.2705648395%
SC42	Greenville County, South Carolina	7.1502328364%
SC43	Greenwood City, South Carolina	0.0308220618%
SC44	Greenwood County, South Carolina	1.3388944490%
SC45	Greer City, South Carolina	0.5590564672%
SC46	Hampton County, South Carolina	0.3450376919%
SC47	Hanahan City, South Carolina	0.2279684840%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

Consolidated State
State ID	Qualifying Subdivision	Allocation
SC48	Hilton Head Island Town, South Carolina	0.2323878458%
SC49	Horry County, South Carolina	5.2166718879%
SC50	Irmo Town, South Carolina	0.0942740906%
SC51	James Island Town, South Carolina	0.0461551887%
SC52	Jasper County, South Carolina	0.4278548317%
SC53	Kershaw County, South Carolina	1.0780892823%
SC54	Lancaster County, South Carolina	1.4809282603%
SC55	Laurens County, South Carolina	1.3598442946%
SC56	Lee County, South Carolina	0.2176621820%
SC57	Lexington County, South Carolina	4.4881391605%
SC58	Lexington Town, South Carolina	0.2342104062%
SC59	Marion County, South Carolina	0.6973242307%
SC60	Marlboro County, South Carolina	0.4878238042%
SC61	Mauldin City, South Carolina	0.4253253929%
SC62	McCormick County, South Carolina	0.1281623493%
SC63	Moncks Corner Town, South Carolina	0.1965426445%
SC64	Mount Pleasant Town, South Carolina	0.5750801889%
SC65	Myrtle Beach City, South Carolina	1.9068234068%
SC66	Newberry City, South Carolina	0.0344864657%
SC67	Newberry County, South Carolina	0.5656551710%
SC68	North Augusta City, South Carolina	0.5139678525%
SC69	North Charleston City, South Carolina	1.7751090959%
SC70	North Myrtle Beach City, South Carolina	0.6366313248%
SC71	Oconee County, South Carolina	2.8099515214%
SC72	Orangeburg City, South Carolina	0.0468940344%
SC73	Orangeburg County, South Carolina	1.4543982912%
SC74	Pickens County, South Carolina	2.8143347165%
SC75	Port Royal Town, South Carolina	0.0206098617%
SC76	Richland County, South Carolina	3.8816723839%
SC77	Rock Hill City, South Carolina	1.3120073555%
SC78	Saluda County, South Carolina	0.2604801809%
SC79	Simpsonville City, South Carolina	0.3497064495%
SC80	Spartanburg City, South Carolina	1.1890308958%
SC81	Spartanburg County, South Carolina	6.4084293395%
SC82	Summerville Town, South Carolina	0.6446011912%
SC83	Sumter City, South Carolina	0.5390642671%
SC84	Sumter County, South Carolina	0.9480995733%
SC85	Tega Cay City, South Carolina	0.0433365022%
SC86	Union County, South Carolina	0.6499524020%
SC87	West Columbia City, South Carolina	0.3943858322%
SC88	Williamsburg County, South Carolina	0.4931357629%
SC89	York County, South Carolina	2.5800878865%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
SD1	Aberdeen City, South Dakota	1.7806789284%
SD2	Aurora County, South Dakota	0.1283252150%
SD3	Beadle County, South Dakota	0.8743032704%
SD4	Bennett County, South Dakota	0.1895703332%
SD5	Bon Homme County, South Dakota	0.6047162426%
SD6	Box Elder City, South Dakota	0.2251076107%
SD7	Brandon City, South Dakota	0.4012895918%
SD8	Brookings City, South Dakota	2.4259611863%
SD9	Brookings County, South Dakota	0.2802421588%
SD10	Brown County, South Dakota	1.7764564315%
SD11	Brule County, South Dakota	0.8045710091%
SD12	Buffalo County, South Dakota	0.1823519926%
SD13	Butte County, South Dakota	0.8926544344%
SD14	Campbell County, South Dakota	0.0682419048%
SD15	Charles Mix County, South Dakota	0.8084433424%
SD16	Clark County, South Dakota	0.2550260601%
SD17	Clay County, South Dakota	0.4415194932%
SD18	Codington County, South Dakota	0.8721266365%
SD19	Corson County, South Dakota	0.3429322421%
SD20	Custer County, South Dakota	1.0868471426%
SD21	Davison County, South Dakota	0.6815458005%
SD22	Day County, South Dakota	0.3921680475%
SD23	Deuel County, South Dakota	0.4035008098%
SD24	Dewey County, South Dakota	0.3699996685%
SD25	Douglas County, South Dakota	0.2891518759%
SD26	Edmunds County, South Dakota	0.2529348056%
SD27	Fall River County, South Dakota	2.1968904590%
SD28	Faulk County, South Dakota	0.2772473959%
SD29	Grant County, South Dakota	0.6923230564%
SD30	Gregory County, South Dakota	0.5555128599%
SD31	Haakon County, South Dakota	0.1774497029%
SD32	Hamlin County, South Dakota	0.3340117176%
SD33	Hand County, South Dakota	0.2401311401%
SD34	Hanson County, South Dakota	0.1484271966%
SD35	Harding County, South Dakota	0.0620805393%
SD36	Hughes County, South Dakota	0.8137066032%
SD37	Huron City, South Dakota	0.8308959590%
SD38	Hutchinson County, South Dakota	0.5659237410%
SD39	Hyde County, South Dakota	0.0640529112%
SD40	Jackson County, South Dakota	0.1437421380%
SD41	Jerauld County, South Dakota	0.3258250234%
SD42	Jones County, South Dakota	0.0451732597%
SD43	Kingsbury County, South Dakota	0.3721763025%
SD44	Lake County, South Dakota	0.8273932428%
SD45	Lawrence County, South Dakota	2.3838237581%
SD46	Lincoln County, South Dakota	1.2611723923%
SD47	Lyman County, South Dakota	0.3239942300%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
SD48	Marshall County, South Dakota	0.5625107271%
SD49	McCook County, South Dakota	0.3047773840%
SD50	McPherson County, South Dakota	0.1613184030%
SD51	Meade County, South Dakota	3.2698326502%
SD52	Mellette County, South Dakota	0.1848247525%
SD53	Miner County, South Dakota	0.1616739703%
SD54	Minnehaha County, South Dakota	12.2243522517%
SD55	Mitchell City, South Dakota	1.5031732329%
SD56	Moody County, South Dakota	0.4743937985%
SD57	Oglala Lakota County, South Dakota	1.3919692864%
SD58	Pennington County, South Dakota	8.0611767283%
SD59	Perkins County, South Dakota	0.3755374403%
SD60	Pierre City, South Dakota	0.6216678331%
SD61	Potter County, South Dakota	0.1893444561%
SD62	Rapid City, South Dakota	6.9492723574%
SD63	Roberts County, South Dakota	0.9943780269%
SD64	Sanborn County, South Dakota	0.1141857404%
SD65	Sioux Falls City, South Dakota	21.6732660428%
SD66	Spearfish City, South Dakota	0.8208633410%
SD67	Spink County, South Dakota	0.7324773052%
SD68	Stanley County, South Dakota	0.1733882380%
SD69	Sully County, South Dakota	0.0632218131%
SD70	Todd County, South Dakota	1.0677859248%
SD71	Tripp County, South Dakota	0.6252580903%
SD72	Turner County, South Dakota	0.6536969906%
SD73	Union County, South Dakota	1.4531041680%
SD74	Vermillion City, South Dakota	0.5912781760%
SD75	Walworth County, South Dakota	0.5615110318%
SD76	Watertown City, South Dakota	1.6132964277%
SD77	Yankton City, South Dakota	1.2219897393%
SD78	Yankton County, South Dakota	1.4233435084%
SD79	Ziebach County, South Dakota	0.3085103004%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TN1	Alexandria Town, Tennessee	0.0027913085%
TN2	Algood City, Tennessee	0.0032741136%
TN3	Anderson County, Tennessee	1.2063249026%
TN5	Arlington Town, Tennessee	0.0036566309%
TN8	Bartlett City, Tennessee	0.0730561566%
TN9	Baxter Town, Tennessee	0.0004972097%
TN10	Bedford County, Tennessee	0.5276238893%
TN12	Benton County, Tennessee	0.5216608068%
TN13	Bledsoe County, Tennessee	0.1398580820%
TN14	Blount County, Tennessee	1.9196465581%
TN15	Bradley County, Tennessee	1.0430217552%
TN16	Brentwood City, Tennessee	0.0478208600%
TN17	Bristol City, Tennessee	0.5426871150%
TN19	Campbell County, Tennessee	1.5974370559%
TN20	Cannon County, Tennessee	0.3205453950%
TN21	Carroll County, Tennessee	0.4438060785%
TN22	Carter County, Tennessee	0.8435596891%
TN23	Celina City, Tennessee	0.0277813920%
TN24	Centertown, Tennessee	0.0001321538%
TN26	Chapel Hill Town, Tennessee	0.0043601529%
TN27	Chattanooga City, Tennessee	0.4981237028%
TN28	Cheatham County, Tennessee	0.8209998781%
TN29	Chester County, Tennessee	0.1751399118%
TN30	Claiborne County, Tennessee	1.1929412357%
TN31	Clarksville City, Tennessee	0.2296815192%
TN32	Clay County, Tennessee	0.2983695250%
TN33	Cleveland City, Tennessee	0.5531282252%
TN34	Clifton City, Tennessee	0.0022427615%
TN36	Cocke County, Tennessee	0.8746257470%
TN37	Coffee County, Tennessee	0.8953551698%
TN39	Collierville Town, Tennessee	0.0617375387%
TN41	Columbia City, Tennessee	0.0390894158%
TN42	Cookeville City, Tennessee	0.8404101920%
TN43	Cornersville Town, Tennessee	0.0025527953%
TN45	Crockett County, Tennessee	0.1232062476%
TN46	Crossville City, Tennessee	0.0619543195%
TN47	Cumberland County, Tennessee	0.8165125963%
TN48	Dandridge Town, Tennessee	0.0109089663%
TN49	De Kalb County, Tennessee	0.4253694564%
TN50	Decatur County, Tennessee	0.3607195939%
TN51	Decatur Town, Tennessee	0.0050599481%
TN53	Dickson County, Tennessee	0.8341347308%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TN56	Dyer County, Tennessee	0.4019088559%
TN58	Eagleville City, Tennessee	0.0010231029%
TN64	Fayette County, Tennessee	0.3157083831%
TN65	Fayetteville City, Tennessee	0.0647238955%
TN66	Fentress County, Tennessee	0.5526714656%
TN67	Franklin City, Tennessee	0.1089989646%
TN68	Franklin County, Tennessee	0.6323371108%
TN69	Gallatin City, Tennessee	0.0760079674%
TN70	Gatlinburg City, Tennessee	0.0507819668%
TN71	Germantown City, Tennessee	0.0687501047%
TN72	Gibson County, Tennessee	0.4940695219%
TN73	Giles County, Tennessee	0.4604367667%
TN75	Grainger County, Tennessee	0.4671260668%
TN76	Greene County, Tennessee	1.2127967101%
TN78	Grundy County, Tennessee	0.3896858892%
TN79	Hamblen County, Tennessee	2.2614488604%
TN80	Hamilton County, Tennessee	4.2055530346%
TN81	Hancock County, Tennessee	0.2089065376%
TN82	Hardeman County, Tennessee	0.2150658408%
TN83	Hardin County, Tennessee	0.5683946644%
TN84	Hartsville/Trousdale County, Tennessee	0.1139641522%
TN85	Hawkins County, Tennessee	1.0968095083%
TN86	Haywood County, Tennessee	0.1104263592%
TN87	Henderson County, Tennessee	0.2498867656%
TN88	Hendersonville City, Tennessee	0.1137407554%
TN89	Henry County, Tennessee	0.6661685991%
TN90	Hickman County, Tennessee	0.2804089244%
TN91	Houston County, Tennessee	0.1198735525%
TN92	Humphreys County, Tennessee	0.2441608982%
TN93	Jackson City, Tennessee	0.0431370644%
TN94	Jackson County, Tennessee	0.2780985367%
TN95	Jefferson County, Tennessee	0.8912247367%
TN96	Johnson City, Tennessee	1.0682855260%
TN97	Johnson County, Tennessee	0.2282065978%
TN98	Kingsport City, Tennessee	0.9871149359%
TN99	Knox County, Tennessee	9.1809198144%
TN100	Knoxville City, Tennessee	1.5417816888%
TN101	La Vergne City, Tennessee	0.0518950147%
TN102	Lake County, Tennessee	0.0671464632%
TN104	Lauderdale County, Tennessee	0.2733775153%
TN105	Lawrence County, Tennessee	0.6479399224%
TN106	Lawrenceburg City, Tennessee	0.0465511203%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TN107	Lebanon City, Tennessee	0.1110258247%
TN108	Lewis County, Tennessee	0.1528225920%
TN109	Lewisburg City, Tennessee	0.0396496875%
TN110	Lexington City, Tennessee	0.0796867496%
TN112	Lincoln County, Tennessee	0.3413545456%
TN114	Loretto City, Tennessee	0.0047940075%
TN115	Loudon County, Tennessee	0.8992484296%
TN116	Lynchburg, Moore County	0.0579106070%
	Metropolitan Government, Tennessee
TN118	Macon County, Tennessee	0.3091017000%
TN119	Madison County, Tennessee	0.8907256845%
TN121	Marion County, Tennessee	0.3637161259%
TN122	Marshall County, Tennessee	0.4956600988%
TN124	Maryville City, Tennessee	0.3223901040%
TN125	Maury County, Tennessee	1.0724162522%
TN126	McMinn County, Tennessee	0.9297273747%
TN128	McNairy County, Tennessee	0.4269884656%
TN129	Meigs County, Tennessee	0.2016450737%
TN130	Memphis City, Tennessee	4.9079216307%
TN131	Millington City, Tennessee	0.0212200583%
TN133	Monroe County, Tennessee	0.7506735593%
TN135	Montgomery County, Tennessee	1.6758545682%
TN136	Morgan County, Tennessee	0.5132562715%
TN138	Morristown City, Tennessee	0.3919462797%
TN139	Mount Juliet City, Tennessee	0.0577622481%
TN140	Mount Pleasant City, Tennessee	0.0048377656%
TN141	Murfreesboro City, Tennessee	0.7283549414%
TN142	Nashville-Davidson Metropolitan	8.9810236006%
	Government, Tennessee
TN145	Oak Ridge City, Tennessee	0.9598050011%
TN146	Obion County, Tennessee	0.3198033491%
TN147	Overton County, Tennessee	0.5461670803%
TN149	Perry County, Tennessee	0.0857864664%
TN151	Pickett County, Tennessee	0.1471132648%
TN152	Pigeon Forge City, Tennessee	0.0877322588%
TN153	Pleasant Hill Town, Tennessee	0.0000178801%
TN154	Polk County, Tennessee	0.3220131560%
TN157	Putnam County, Tennessee	0.3893182790%
TN159	Rhea County, Tennessee	0.5404420504%
TN160	Ripley City, Tennessee	0.0190759934%
TN161	Roane County, Tennessee	1.6361535854%
TN162	Robertson County, Tennessee	0.9333043197%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TN163	Rutherford County, Tennessee	2.5746747125%
TN164	Scott County, Tennessee	0.5189341096%
TN165	Sequatchie County, Tennessee	0.2433974548%
TN166	Sevier County, Tennessee	1.4412782095%
TN168	Shelby County, Tennessee	3.5255489082%
TN169	Shelbyville City, Tennessee	0.0482670674%
TN170	Smith County, Tennessee	0.5711842980%
TN171	Smithville City, Tennessee	0.0196818237%
TN172	Smyrna Town, Tennessee	0.1314691656%
TN174	Sparta City, Tennessee	0.0168519913%
TN175	Spencer Town, Tennessee	0.0007743306%
TN176	Spring Hill City, Tennessee	0.0244598773%
TN179	Stewart County, Tennessee	0.1459273147%
TN180	Sullivan County, Tennessee	1.4573397906%
TN181	Sumner County, Tennessee	1.7449087187%
TN182	Tipton County, Tennessee	0.6312749815%
TN184	Unicoi County, Tennessee	0.3464527663%
TN186	Union County, Tennessee	0.5606745148%
TN187	Van Buren County, Tennessee	0.0471429229%
TN189	Warren County, Tennessee	0.5717791156%
TN190	Wartrace Town, Tennessee	0.0003753988%
TN191	Washington County, Tennessee	1.1061046159%
TN192	Wayne County, Tennessee	0.2306289980%
TN194	Weakley County, Tennessee	0.3874777573%
TN195	White County, Tennessee	0.3993875079%
TN197	Williamson County, Tennessee	1.6843304984%
TN198	Wilson County, Tennessee	1.4019072760%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX1	Abbott City, Texas	0.0004586670%
TX2	Abernathy City, Texas	0.0000733330%
TX3	Abilene City, Texas	0.3758786670%
TX4	Ackerly City, Texas	0.0000140000%
TX5	Addison Town, Texas	0.0387293330%
TX6	Adrian City, Texas	0.0001206670%
TX7	Agua Dulce City, Texas	0.0000286670%
TX8	Alamo City, Texas	0.0147473330%
TX9	Alamo Heights City, Texas	0.0187986670%
TX10	Alba Town, Texas	0.0021306670%
TX11	Albany City, Texas	0.0001200000%
TX12	Aledo City, Texas	0.0002206670%
TX13	Alice City, Texas	0.0475273330%
TX14	Allen City, Texas	0.2100540000%
TX15	Alma Town, Texas	0.0007380000%
TX16	Alpine City, Texas	0.0197906670%
TX17	Alto Town, Texas	0.0025113330%
TX18	Alton City, Texas	0.0076933330%
TX19	Alvarado City, Texas	0.0193526670%
TX20	Alvin City, Texas	0.0759746670%
TX21	Alvord Town, Texas	0.0002386670%
TX22	Amarillo City, Texas	0.6584406670%
TX23	Ames City, Texas	0.0037140000%
TX24	Amherst City, Texas	0.0000146670%
TX25	Anahuac City, Texas	0.0003613330%
TX26	Anderson City, Texas	0.0000126670%
TX27	Anderson County, Texas	0.1791753330%
TX28	Andrews City, Texas	0.0126553330%
TX29	Andrews County, Texas	0.0250706670%
TX30	Angelina County, Texas	0.1533040000%
TX31	Angleton City, Texas	0.0418606670%
TX32	Angus City, Texas	0.0002206670%
TX33	Anna City, Texas	0.0060500000%
TX34	Annetta North Town, Texas	0.0000226670%
TX35	Annetta South Town, Texas	0.0004013330%
TX36	Annetta Town, Texas	0.0039706670%
TX37	Annona Town, Texas	0.0004920000%
TX38	Anson City, Texas	0.0034226670%
TX39	Anthony Town, Texas	0.0030093330%
TX40	Anton City, Texas	0.0002960000%
TX41	Appleby City, Texas	0.0010340000%
TX42	Aquilla City, Texas	0.0001386670%
TX43	Aransas County, Texas	0.1776746670%
TX44	Aransas Pass City, Texas	0.0385420000%
TX45	Archer City, Texas	0.0070360000%
TX46	Archer County, Texas	0.0303560000%
TX47	Arcola City, Texas	0.0048600000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX48	Argyle City, Texas	0.0076040000%
TX49	Arlington City, Texas	0.4905353330%
TX50	Armstrong County, Texas	0.0006493330%
TX51	Arp City, Texas	0.0013393330%
TX52	Asherton City, Texas	0.0000746670%
TX53	Aspermont Town, Texas	0.0000060000%
TX54	Atascosa County, Texas	0.1179353330%
TX55	Athens City, Texas	0.0706280000%
TX56	Atlanta City, Texas	0.0206633330%
TX57	Aubrey City, Texas	0.0100940000%
TX58	Aurora City, Texas	0.0012326670%
TX59	Austin City, Texas	3.2518106670%
TX60	Austin County, Texas	0.0506866670%
TX61	Austwell City, Texas	0.0000726670%
TX62	Avery Town, Texas	0.0000920000%
TX63	Avinger Town, Texas	0.0007433330%
TX64	Azle City, Texas	0.0214753330%
TX65	Bailey City, Texas	0.0006333330%
TX66	Bailey County, Texas	0.0102513330%
TX67	Bailey's Prairie Village, Texas	0.0037360000%
TX68	Baird City, Texas	0.0018680000%
TX69	Balch Springs City, Texas	0.0182386670%
TX70	Balcones Heights City, Texas	0.0158740000%
TX71	Ballinger City, Texas	0.0061146670%
TX72	Balmorhea City, Texas	0.0000420000%
TX73	Bandera City, Texas	0.0019286670%
TX74	Bandera County, Texas	0.0578766670%
TX75	Bangs City, Texas	0.0020333330%
TX76	Bardwell City, Texas	0.0002413330%
TX77	Barry City, Texas	0.0001333330%
TX78	Barstow City, Texas	0.0000406670%
TX79	Bartlett City, Texas	0.0022493330%
TX80	Bartonville Town, Texas	0.0059246670%
TX81	Bastrop City, Texas	0.0308800000%
TX82	Bastrop County, Texas	0.2293066670%
TX83	Bay City, Texas	0.0386080000%
TX84	Baylor County, Texas	0.0198880000%
TX85	Bayou Vista City, Texas	0.0041600000%
TX86	Bayside Town, Texas	0.0001613330%
TX87	Baytown City, Texas	0.1440440000%
TX88	Bayview Town, Texas	0.0000273330%
TX89	Beach City, Texas	0.0083366670%
TX90	Bear Creek Village, Texas	0.0006040000%
TX91	Beasley City, Texas	0.0000866670%
TX92	Beaumont City, Texas	0.4553400000%
TX93	Beckville City, Texas	0.0008313330%
TX94	Bedford City, Texas	0.0628760000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX95	Bedias City, Texas	0.0023166670%
TX96	Bee Cave City, Texas	0.0085753330%
TX97	Bee County, Texas	0.0652293330%
TX98	Beeville City, Texas	0.0160180000%
TX99	Bell County, Texas	0.4338320000%
TX100	Bellaire City, Texas	0.0275093330%
TX101	Bellevue City, Texas	0.0000373330%
TX102	Bellmead City, Texas	0.0096580000%
TX103	Bells Town, Texas	0.0012606670%
TX104	Bellville City, Texas	0.0049920000%
TX105	Belton City, Texas	0.0484533330%
TX106	Benavides City, Texas	0.0001013330%
TX107	Benbrook City, Texas	0.0292793330%
TX108	Benjamin City, Texas	0.0006340000%
TX109	Berryville Town, Texas	0.0095860000%
TX110	Bertram City, Texas	0.0001213330%
TX111	Beverly Hills City, Texas	0.0028906670%
TX112	Bevil Oaks City, Texas	0.0003660000%
TX113	Bexar County, Texas	4.6714346670%
TX114	Big Lake City, Texas	0.0003646670%
TX115	Big Sandy Town, Texas	0.0030526670%
TX116	Big Spring City, Texas	0.1266186670%
TX117	Big Wells City, Texas	0.0001573330%
TX118	Bishop City, Texas	0.0054753330%
TX119	Bishop Hills Town, Texas	0.0002153330%
TX120	Blackwell City, Texas	0.0000206670%
TX121	Blanco City, Texas	0.0041273330%
TX122	Blanco County, Texas	0.0328153330%
TX123	Blanket Town, Texas	0.0000980000%
TX124	Bloomburg Town, Texas	0.0006733330%
TX125	Blooming Grove Town, Texas	0.0002346670%
TX126	Blossom City, Texas	0.0001320000%
TX127	Blue Mound City, Texas	0.0019253330%
TX128	Blue Ridge City, Texas	0.0008966670%
TX129	Blum Town, Texas	0.0010813330%
TX130	Boerne City, Texas	0.0303840000%
TX131	Bogata City, Texas	0.0024326670%
TX132	Bonham City, Texas	0.0672726670%
TX133	Bonney Village, Texas	0.0016733330%
TX134	Booker Town, Texas	0.0006906670%
TX135	Borden County, Texas	0.0006666670%
TX136	Borger City, Texas	0.0464533330%
TX137	Bosque County, Texas	0.0473820000%
TX138	Bovina City, Texas	0.0001153330%
TX139	Bowie City, Texas	0.0557466670%
TX140	Bowie County, Texas	0.1554600000%
TX141	Boyd Town, Texas	0.0046353330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX142	Brackettville City, Texas	0.0000053330%
TX143	Brady City, Texas	0.0183200000%
TX144	Brazoria City, Texas	0.0076913330%
TX145	Brazoria County, Texas	0.6807266670%
TX146	Brazos Bend City, Texas	0.0003080000%
TX147	Brazos Country City, Texas	0.0006013330%
TX148	Brazos County, Texas	0.2280580000%
TX149	Breckenridge City, Texas	0.0159840000%
TX150	Bremond City, Texas	0.0037026670%
TX151	Brenham City, Texas	0.0365000000%
TX152	Brewster County, Texas	0.0400580000%
TX153	Briarcliff Village, Texas	0.0003813330%
TX154	Briaroaks City, Texas	0.0000380000%
TX155	Bridge City, Texas	0.0538373330%
TX156	Bridgeport City, Texas	0.0222006670%
TX157	Briscoe County, Texas	0.0006513330%
TX158	Broaddus Town, Texas	0.0000206670%
TX159	Bronte Town, Texas	0.0000660000%
TX160	Brooks County, Texas	0.0138066670%
TX161	Brookshire City, Texas	0.0042706670%
TX162	Brookside Village City, Texas	0.0007400000%
TX163	Brown County, Texas	0.1289446670%
TX164	Browndell City, Texas	0.0001013330%
TX165	Brownfield City, Texas	0.0096346670%
TX166	Brownsboro City, Texas	0.0021173330%
TX167	Brownsville City, Texas	0.2833713330%
TX168	Brownwood City, Texas	0.1110480000%
TX169	Bruceville-Eddy City, Texas	0.0011280000%
TX170	Bryan City, Texas	0.1645980000%
TX171	Bryson City, Texas	0.0008186670%
TX172	Buckholts Town, Texas	0.0007420000%
TX173	Buda City, Texas	0.0071893330%
TX174	Buffalo City, Texas	0.0079106670%
TX175	Buffalo Gap Town, Texas	0.0000586670%
TX176	Buffalo Springs Village, Texas	0.0001253330%
TX177	Bullard Town, Texas	0.0049913330%
TX178	Bulverde City, Texas	0.0096240000%
TX179	Bunker Hill Village City, Texas	0.0003146670%
TX180	Burkburnett City, Texas	0.0252293330%
TX181	Burke City, Texas	0.0007426670%
TX182	Burleson City, Texas	0.1011860000%
TX183	Burleson County, Texas	0.0468293330%
TX184	Burnet City, Texas	0.0222300000%
TX185	Burnet County, Texas	0.1265526670%
TX186	Burton City, Texas	0.0006246670%
TX187	Byers City, Texas	0.0000513330%
TX188	Bynum Town, Texas	0.0002533330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX189	Cactus City, Texas	0.0031860000%
TX190	Caddo Mills City, Texas	0.0000286670%
TX191	Caldwell City, Texas	0.0121633330%
TX192	Caldwell County, Texas	0.0576086670%
TX193	Calhoun County, Texas	0.0852840000%
TX194	Callahan County, Texas	0.0085960000%
TX195	Callisburg City, Texas	0.0000673330%
TX196	Calvert City, Texas	0.0005146670%
TX197	Cameron City, Texas	0.0073940000%
TX198	Cameron County, Texas	0.3580173330%
TX199	Camp County, Texas	0.0192340000%
TX200	Camp Wood City, Texas	0.0002813330%
TX201	Campbell City, Texas	0.0007440000%
TX202	Canadian City, Texas	0.0007266670%
TX203	Caney City Town, Texas	0.0013366670%
TX204	Canton City, Texas	0.0378226670%
TX205	Canyon City, Texas	0.0175006670%
TX206	Carbon Town, Texas	0.0004133330%
TX207	Carl's Corner Town, Texas	0.0000320000%
TX208	Carmine City, Texas	0.0002566670%
TX209	Carrizo Springs City, Texas	0.0011140000%
TX210	Carrollton City, Texas	0.2068366670%
TX211	Carson County, Texas	0.0196620000%
TX212	Carthage City, Texas	0.0126180000%
TX213	Cashion Community City, Texas	0.0002146670%
TX214	Cass County, Texas	0.0621033330%
TX215	Castle Hills City, Texas	0.0085200000%
TX216	Castro County, Texas	0.0029466670%
TX217	Castroville City, Texas	0.0030166670%
TX218	Cedar Hill City, Texas	0.0467513330%
TX219	Cedar Park City, Texas	0.1237113330%
TX220	Celeste City, Texas	0.0008533330%
TX221	Celina City, Texas	0.0121886670%
TX222	Center City, Texas	0.0392253330%
TX223	Centerville City, Texas	0.0002566670%
TX224	Chambers County, Texas	0.1021253330%
TX225	Chandler City, Texas	0.0115760000%
TX226	Channing City, Texas	0.0000013330%
TX227	Charlotte City, Texas	0.0028380000%
TX228	Cherokee County, Texas	0.1044080000%
TX229	Chester Town, Texas	0.0007826670%
TX230	Chico City, Texas	0.0019520000%
TX231	Childress City, Texas	0.0252773330%
TX232	Childress County, Texas	0.0337213330%
TX233	Chillicothe City, Texas	0.0001146670%
TX234	China City, Texas	0.0003480000%
TX235	China Grove Town, Texas	0.0003986670%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX236	Chireno City, Texas	0.0010453330%
TX237	Christine Town, Texas	0.0002360000%
TX238	Cibolo City, Texas	0.0091266670%
TX239	Cisco City, Texas	0.0048120000%
TX240	Clarendon City, Texas	0.0000760000%
TX241	Clarksville City, Texas	0.0139273330%
TX242	Clarksville City, Texas	0.0000360000%
TX243	Claude City, Texas	0.0000173330%
TX244	Clay County, Texas	0.0480333330%
TX245	Clear Lake Shores City, Texas	0.0044546670%
TX246	Cleburne City, Texas	0.1521226670%
TX247	Cleveland City, Texas	0.0645980000%
TX248	Clifton City, Texas	0.0066260000%
TX249	Clint Town, Texas	0.0002500000%
TX250	Clute City, Texas	0.0342333330%
TX251	Clyde City, Texas	0.0115246670%
TX252	Coahoma Town, Texas	0.0015273330%
TX253	Cochran County, Texas	0.0022593330%
TX254	Cockrell Hill City, Texas	0.0003413330%
TX255	Coffee City Town, Texas	0.0007246670%
TX256	Coke County, Texas	0.0036813330%
TX257	Coldspring City, Texas	0.0002980000%
TX258	Coleman City, Texas	0.0036280000%
TX259	Coleman County, Texas	0.0027760000%
TX260	College Station City, Texas	0.1720980000%
TX261	Colleyville City, Texas	0.0306993330%
TX262	Collin County, Texas	0.8444806670%
TX263	Collingsworth County, Texas	0.0128226670%
TX264	Collinsville Town, Texas	0.0012206670%
TX265	Colmesneil City, Texas	0.0014740000%
TX266	Colorado City, Texas	0.0056033330%
TX267	Colorado County, Texas	0.0327226670%
TX268	Columbus City, Texas	0.0045780000%
TX269	Comal County, Texas	0.2640946670%
TX270	Comanche City, Texas	0.0110020000%
TX271	Comanche County, Texas	0.0339760000%
TX272	Combes Town, Texas	0.0011400000%
TX273	Combine City, Texas	0.0012613330%
TX274	Commerce City, Texas	0.0225793330%
TX275	Como Town, Texas	0.0002766670%
TX276	Concho County, Texas	0.0025726670%
TX277	Conroe City, Texas	0.3111140000%
TX278	Converse City, Texas	0.0184620000%
TX279	Cooke County, Texas	0.1336340000%
TX280	Cool City, Texas	0.0004873330%
TX281	Coolidge Town, Texas	0.0001620000%
TX282	Cooper City, Texas	0.0002413330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX283	Coppell City, Texas	0.0577286670%
TX284	Copper Canyon Town, Texas	0.0003260000%
TX285	Copperas Cove City, Texas	0.0889946670%
TX286	Corinth City, Texas	0.0501986670%
TX287	Corpus Christi City, Texas	1.2084713330%
TX288	Corral City Town, Texas	0.0000953330%
TX289	Corrigan Town, Texas	0.0142120000%
TX290	Corsicana City, Texas	0.0582066670%
TX291	Coryell County, Texas	0.0824393330%
TX292	Cottle County, Texas	0.0005833330%
TX293	Cottonwood City, Texas	0.0001926670%
TX294	Cottonwood Shores City, Texas	0.0008020000%
TX295	Cotulla City, Texas	0.0008340000%
TX296	Coupland City, Texas	0.0001773330%
TX297	Cove City, Texas	0.0002580000%
TX298	Covington City, Texas	0.0003460000%
TX299	Coyote Flats City, Texas	0.0009813330%
TX300	Crandall City, Texas	0.0080626670%
TX301	Crane City, Texas	0.0070660000%
TX302	Crane County, Texas	0.0174306670%
TX303	Cranfills Gap City, Texas	0.0000853330%
TX304	Crawford Town, Texas	0.0002553330%
TX305	Creedmoor City, Texas	0.0000106670%
TX306	Cresson City, Texas	0.0007240000%
TX307	Crockett City, Texas	0.0156020000%
TX308	Crockett County, Texas	0.0121400000%
TX309	Crosby County, Texas	0.0122586670%
TX310	Crosbyton City, Texas	0.0009986670%
TX311	Cross Plains Town, Texas	0.0032513330%
TX312	Cross Roads Town, Texas	0.0001626670%
TX313	Cross Timber Town, Texas	0.0003613330%
TX314	Crowell City, Texas	0.0042233330%
TX315	Crowley City, Texas	0.0148966670%
TX316	Crystal City, Texas	0.0129413330%
TX317	Cuero City, Texas	0.0164593330%
TX318	Culberson County, Texas	0.0005260000%
TX319	Cumby City, Texas	0.0035466670%
TX320	Cuney Town, Texas	0.0004040000%
TX321	Cushing City, Texas	0.0007466670%
TX322	Cut and Shoot City, Texas	0.0014273330%
TX323	Daingerfield City, Texas	0.0083173330%
TX324	Daisetta City, Texas	0.0035800000%
TX325	Dalhart City, Texas	0.0077393330%
TX326	Dallam County, Texas	0.0144573330%
TX327	Dallas City, Texas	1.9999346670%
TX328	Dallas County, Texas	5.6921940000%
TX329	Dalworthington Gardens City, Texas	0.0040400000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX330	Danbury City, Texas	0.0028206670%
TX331	Darrouzett Town, Texas	0.0000673330%
TX332	Dawson County, Texas	0.0312740000%
TX333	Dawson Town, Texas	0.0004000000%
TX334	Dayton City, Texas	0.0314146670%
TX335	Dayton Lakes City, Texas	0.0000253330%
TX336	De Kalb City, Texas	0.0006900000%
TX337	De Leon City, Texas	0.0054786670%
TX338	De Witt County, Texas	0.0459300000%
TX339	Deaf Smith County, Texas	0.0230213330%
TX340	Dean City, Texas	0.0000940000%
TX341	Decatur City, Texas	0.0377793330%
TX342	Decordova City, Texas	0.0091853330%
TX343	Deer Park City, Texas	0.0329253330%
TX344	Del Rio City, Texas	0.0393706670%
TX345	Dell City, Texas	0.0000100000%
TX346	Delta County, Texas	0.0203893330%
TX347	Denison City, Texas	0.1402840000%
TX348	Denton City, Texas	0.3055560000%
TX349	Denton County, Texas	0.7548653330%
TX350	Denver City Town, Texas	0.0014026670%
TX351	Deport City, Texas	0.0000280000%
TX352	Desoto City, Texas	0.0482666670%
TX353	Detroit Town, Texas	0.0006433330%
TX354	Devers City, Texas	0.0001273330%
TX355	Devine City, Texas	0.0029026670%
TX356	Diboll City, Texas	0.0170220000%
TX357	Dickens City, Texas	0.0000473330%
TX358	Dickens County, Texas	0.0012486670%
TX359	Dickinson City, Texas	0.0557886670%
TX360	Dilley City, Texas	0.0017553330%
TX361	Dimmit County, Texas	0.0221960000%
TX362	Dimmitt City, Texas	0.0006746670%
TX363	Dish Town, Texas	0.0000126670%
TX364	Dodd City Town, Texas	0.0008073330%
TX365	Dodson Town, Texas	0.0002980000%
TX366	Domino Town, Texas	0.0001306670%
TX367	Donley County, Texas	0.0149133330%
TX368	Donna City, Texas	0.0091986670%
TX369	Dorchester City, Texas	0.0001540000%
TX370	Double Oak Town, Texas	0.0031766670%
TX371	Douglassville Town, Texas	0.0003826670%
TX372	Dripping Springs City, Texas	0.0005406670%
TX373	Driscoll City, Texas	0.0000260000%
TX374	Dublin City, Texas	0.0096520000%
TX375	Dumas City, Texas	0.0174860000%
TX376	Duncanville City, Texas	0.0388853330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX377	Duval County, Texas	0.0327393330%
TX378	Eagle Lake City, Texas	0.0032546670%
TX379	Eagle Pass City, Texas	0.0373366670%
TX380	Early City, Texas	0.0098920000%
TX381	Earth City, Texas	0.0001613330%
TX382	East Bernard City, Texas	0.0037026670%
TX383	East Mountain City, Texas	0.0016626670%
TX384	East Tawakoni City, Texas	0.0018153330%
TX385	Eastland City, Texas	0.0105973330%
TX386	Eastland County, Texas	0.0348500000%
TX387	Easton City, Texas	0.0002193330%
TX388	Ector City, Texas	0.0007386670%
TX389	Ector County, Texas	0.3200000000%
TX390	Edcouch City, Texas	0.0027340000%
TX391	Eden City, Texas	0.0003313330%
TX392	Edgecliff Village Town, Texas	0.0014880000%
TX393	Edgewood Town, Texas	0.0087693330%
TX394	Edinburg City, Texas	0.0805893330%
TX395	Edmonson Town, Texas	0.0000906670%
TX396	Edna City, Texas	0.0121293330%
TX397	Edom City, Texas	0.0014326670%
TX398	Edwards County, Texas	0.0006500000%
TX399	El Campo City, Texas	0.0211333330%
TX400	El Cenizo City, Texas	0.0004140000%
TX401	El Lago City, Texas	0.0037360000%
TX402	El Paso City, Texas	0.8162473330%
TX403	El Paso County, Texas	1.7280806670%
TX404	Eldorado City, Texas	0.0000333330%
TX405	Electra City, Texas	0.0104773330%
TX406	Elgin City, Texas	0.0175226670%
TX407	Elkhart Town, Texas	0.0002006670%
TX408	Ellis County, Texas	0.2102480000%
TX409	Elmendorf City, Texas	0.0004973330%
TX410	Elsa City, Texas	0.0051466670%
TX411	Emhouse Town, Texas	0.0000553330%
TX412	Emory City, Texas	0.0025853330%
TX413	Enchanted Oaks Town, Texas	0.0008660000%
TX414	Encinal City, Texas	0.0010100000%
TX415	Ennis City, Texas	0.0545593330%
TX416	Erath County, Texas	0.0684106670%
TX417	Escobares City, Texas	0.0000266670%
TX418	Estelline Town, Texas	0.0006060000%
TX419	Euless City, Texas	0.0618826670%
TX420	Eureka City, Texas	0.0002226670%
TX421	Eustace City, Texas	0.0013926670%
TX422	Evant Town, Texas	0.0013786670%
TX423	Everman City, Texas	0.0051280000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX424	Fair Oaks Ranch City, Texas	0.0053846670%
TX425	Fairchilds Village, Texas	0.0000540000%
TX426	Fairfield City, Texas	0.0008300000%
TX427	Fairview Town, Texas	0.0214966670%
TX428	Falfurrias City, Texas	0.0014806670%
TX429	Falls City, Texas	0.0000273330%
TX430	Falls County, Texas	0.0230146670%
TX431	Fannin County, Texas	0.0877686670%
TX432	Farmers Branch City, Texas	0.0630213330%
TX433	Farmersville City, Texas	0.0070213330%
TX434	Farwell City, Texas	0.0002286670%
TX435	Fate City, Texas	0.0023153330%
TX436	Fayette County, Texas	0.0616266670%
TX437	Fayetteville City, Texas	0.0002606670%
TX438	Ferris City, Texas	0.0092486670%
TX439	Fisher County, Texas	0.0036786670%
TX440	Flatonia Town, Texas	0.0037740000%
TX441	Florence City, Texas	0.0026326670%
TX442	Floresville City, Texas	0.0144660000%
TX443	Flower Mound Town, Texas	0.1435040000%
TX444	Floyd County, Texas	0.0060326670%
TX445	Floydada City, Texas	0.0042380000%
TX446	Foard County, Texas	0.0038426670%
TX447	Follett City, Texas	0.0001413330%
TX448	Forest Hill City, Texas	0.0174213330%
TX449	Forney City, Texas	0.0534080000%
TX450	Forsan City, Texas	0.0003840000%
TX451	Fort Bend County, Texas	1.0044793330%
TX452	Fort Stockton City, Texas	0.0029406670%
TX453	Fort Worth City, Texas	1.4138600000%
TX454	Franklin City, Texas	0.0026206670%
TX455	Franklin County, Texas	0.0171886670%
TX456	Frankston Town, Texas	0.0001826670%
TX457	Fredericksburg City, Texas	0.0376573330%
TX458	Freeport City, Texas	0.0486486670%
TX459	Freer City, Texas	0.0021806670%
TX460	Freestone County, Texas	0.0336633330%
TX461	Friendswood City, Texas	0.0935533330%
TX462	Frio County, Texas	0.0133026670%
TX463	Friona City, Texas	0.0018986670%
TX464	Frisco City, Texas	0.2702060000%
TX465	Fritch City, Texas	0.0030320000%
TX466	Frost City, Texas	0.0002140000%
TX467	Fruitvale City, Texas	0.0015626670%
TX468	Fulshear City, Texas	0.0035146670%
TX469	Fulton Town, Texas	0.0010680000%
TX470	Gaines County, Texas	0.0362313330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

		Consolidated State
State ID	Qualifying Subdivision	Allocation
TX471	Gainesville City, Texas	0.1026533330%
TX472	Galena Park City, Texas	0.0087286670%
TX473	Gallatin City, Texas	0.0008353330%
TX474	Galveston City, Texas	0.3254580000%
TX475	Galveston County, Texas	0.7493953330%
TX476	Ganado City, Texas	0.0036733330%
TX477	Garden Ridge City, Texas	0.0075673330%
TX478	Garland City, Texas	0.2801626670%
TX479	Garrett Town, Texas	0.0016733330%
TX480	Garrison City, Texas	0.0023700000%
TX481	Gary City Town, Texas	0.0003000000%
TX482	Garza County, Texas	0.0059626670%
TX483	Gatesville City, Texas	0.0179960000%
TX484	George West City, Texas	0.0041380000%
TX485	Georgetown City, Texas	0.1505973330%
TX486	Gholson City, Texas	0.0010033330%
TX487	Giddings City, Texas	0.0084493330%
TX488	Gillespie County, Texas	0.0421273330%
TX489	Gilmer City, Texas	0.0226340000%
TX490	Gladewater City, Texas	0.0164253330%
TX491	Glasscock County, Texas	0.0006666670%
TX492	Glen Rose City, Texas	0.0003600000%
TX493	Glenn Heights City, Texas	0.0110620000%
TX494	Godley City, Texas	0.0020766670%
TX495	Goldsmith City, Texas	0.0004513330%
TX496	Goldthwaite City, Texas	0.0008166670%
TX497	Goliad City, Texas	0.0023753330%
TX498	Goliad County, Texas	0.0231066670%
TX499	Golinda City, Texas	0.0000666670%
TX500	Gonzales City, Texas	0.0099213330%
TX501	Gonzales County, Texas	0.0221533330%
TX502	Goodlow City, Texas	0.0001473330%
TX503	Goodrich City, Texas	0.0064286670%
TX504	Gordon City, Texas	0.0002433330%
TX505	Goree City, Texas	0.0004993330%
TX506	Gorman City, Texas	0.0020713330%
TX507	Graford City, Texas	0.0000153330%
TX508	Graham City, Texas	0.1569520000%
TX509	Granbury City, Texas	0.0478233330%
TX510	Grand Prairie City, Texas	0.2969593330%
TX511	Grand Saline City, Texas	0.0242753330%
TX512	Grandfalls Town, Texas	0.0000433330%
TX513	Grandview City, Texas	0.0044000000%
TX514	Granger City, Texas	0.0018273330%
TX515	Granite Shoals City, Texas	0.0078893330%
TX516	Granjeno City, Texas	0.0000286670%
TX517	Grapeland City, Texas	0.0048580000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX518	Grapevine City, Texas	0.0861300000%
TX519	Gray County, Texas	0.0439226670%
TX520	Grays Prairie Village, Texas	0.0000113330%
TX521	Grayson County, Texas	0.3593886670%
TX522	Greenville City, Texas	0.1354080000%
TX523	Gregg County, Texas	0.1624960000%
TX524	Gregory City, Texas	0.0031313330%
TX525	Grey Forest City, Texas	0.0003160000%
TX526	Grimes County, Texas	0.0632520000%
TX527	Groesbeck City, Texas	0.0038300000%
TX528	Groom Town, Texas	0.0006433330%
TX529	Groves City, Texas	0.0271680000%
TX530	Groveton City, Texas	0.0058846670%
TX531	Gruver City, Texas	0.0007773330%
TX532	Guadalupe County, Texas	0.0978826670%
TX533	Gun Barrel City, Texas	0.0242013330%
TX534	Gunter City, Texas	0.0030726670%
TX535	Gustine Town, Texas	0.0000226670%
TX536	Hackberry Town, Texas	0.0000626670%
TX537	Hale Center City, Texas	0.0040280000%
TX538	Hale County, Texas	0.0527666670%
TX539	Hall County, Texas	0.0059553330%
TX540	Hallettsville City, Texas	0.0045966670%
TX541	Hallsburg City, Texas	0.0001813330%
TX542	Hallsville City, Texas	0.0068260000%
TX543	Haltom City, Texas	0.0478666670%
TX544	Hamilton City, Texas	0.0023873330%
TX545	Hamilton County, Texas	0.0442380000%
TX546	Hamlin City, Texas	0.0031040000%
TX547	Hansford County, Texas	0.0109440000%
TX548	Happy Town, Texas	0.0002180000%
TX549	Hardeman County, Texas	0.0101460000%
TX550	Hardin City, Texas	0.0000666670%
TX551	Hardin County, Texas	0.2532000000%
TX552	Harker Heights City, Texas	0.0757873330%
TX553	Harlingen City, Texas	0.1102860000%
TX554	Harris County, Texas	9.9774680000%
TX555	Harrison County, Texas	0.1239400000%
TX556	Hart City, Texas	0.0000573330%
TX557	Hartley County, Texas	0.0005240000%
TX558	Haskell City, Texas	0.0072193330%
TX559	Haskell County, Texas	0.0146740000%
TX560	Haslet City, Texas	0.0012720000%
TX561	Hawk Cove City, Texas	0.0004493330%
TX562	Hawkins City, Texas	0.0052880000%
TX563	Hawley City, Texas	0.0006206670%
TX564	Hays City, Texas	0.0003373330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX565	Hays County, Texas	0.3529926670%
TX566	Hearne City, Texas	0.0112160000%
TX567	Heath City, Texas	0.0191673330%
TX568	Hebron Town, Texas	0.0004580000%
TX569	Hedley City, Texas	0.0000466670%
TX570	Hedwig Village City, Texas	0.0087113330%
TX571	Helotes City, Texas	0.0105266670%
TX572	Hemphill City, Texas	0.0053566670%
TX573	Hemphill County, Texas	0.0095960000%
TX574	Hempstead City, Texas	0.0141600000%
TX575	Henderson City, Texas	0.0399773330%
TX576	Henderson County, Texas	0.2186433330%
TX577	Henrietta City, Texas	0.0018133330%
TX578	Hereford City, Texas	0.0136153330%
TX579	Hewitt City, Texas	0.0131840000%
TX580	Hickory Creek Town, Texas	0.0110066670%
TX581	Hico City, Texas	0.0036893330%
TX582	Hidalgo City, Texas	0.0177473330%
TX583	Hidalgo County, Texas	0.8354020000%
TX584	Hideaway City, Texas	0.0006146670%
TX585	Higgins City, Texas	0.0000286670%
TX586	Highland Haven City, Texas	0.0002133330%
TX587	Highland Park Town, Texas	0.0289220000%
TX588	Highland Village City, Texas	0.0335433330%
TX589	Hill Country Village City, Texas	0.0043233330%
TX590	Hill County, Texas	0.0849846670%
TX591	Hillcrest Village, Texas	0.0035633330%
TX592	Hillsboro City, Texas	0.0310726670%
TX593	Hilshire Village City, Texas	0.0005726670%
TX594	Hitchcock City, Texas	0.0191973330%
TX595	Hockley County, Texas	0.0309380000%
TX596	Holiday Lakes Town, Texas	0.0011966670%
TX597	Holland Town, Texas	0.0000513330%
TX598	Holliday City, Texas	0.0039400000%
TX599	Hollywood Park Town, Texas	0.0062826670%
TX600	Hondo City, Texas	0.0768586670%
TX601	Honey Grove City, Texas	0.0047973330%
TX602	Hood County, Texas	0.1947366670%
TX603	Hooks City, Texas	0.0018013330%
TX604	Hopkins County, Texas	0.0996786670%
TX605	Horizon City, Texas	0.0050133330%
TX606	Horseshoe Bay City, Texas	0.0321153330%
TX607	Houston City, Texas	4.6811953330%
TX608	Houston County, Texas	0.0524320000%
TX609	Howard County, Texas	0.0595533330%
TX610	Howardwick City, Texas	0.0000560000%
TX611	Howe Town, Texas	0.0061180000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX612	Hubbard City, Texas	0.0024233330%
TX613	Hudson City, Texas	0.0045600000%
TX614	Hudson Oaks City, Texas	0.0104246670%
TX615	Hudspeth County, Texas	0.0006566670%
TX616	Hughes Springs City, Texas	0.0029613330%
TX617	Humble City, Texas	0.0493013330%
TX618	Hunt County, Texas	0.2065673330%
TX619	Hunters Creek Village City, Texas	0.0098053330%
TX620	Huntington City, Texas	0.0058613330%
TX621	Huntsville City, Texas	0.0535820000%
TX622	Hurst City, Texas	0.0661246670%
TX623	Hutchins City, Texas	0.0063673330%
TX624	Hutchinson County, Texas	0.0497533330%
TX625	Hutto City, Texas	0.0255640000%
TX626	Huxley City, Texas	0.0004920000%
TX627	Idalou City, Texas	0.0013326670%
TX628	Impact Town, Texas	0.0000053330%
TX629	Indian Lake Town, Texas	0.0003153330%
TX630	Industry City, Texas	0.0004026670%
TX631	Ingleside City, Texas	0.0269913330%
TX632	Ingleside on the Bay City, Texas	0.0000946670%
TX633	Ingram City, Texas	0.0034953330%
TX634	Iola City, Texas	0.0021093330%
TX635	Iowa Colony Village, Texas	0.0027266670%
TX636	Iowa Park City, Texas	0.0156580000%
TX637	Iraan City, Texas	0.0000373330%
TX638	Iredell City, Texas	0.0001440000%
TX639	Irion County, Texas	0.0060700000%
TX640	Irving City, Texas	0.2852120000%
TX641	Italy Town, Texas	0.0035660000%
TX642	Itasca City, Texas	0.0057960000%
TX643	Ivanhoe City, Texas	0.0000173330%
TX644	Jacinto City, Texas	0.0094273330%
TX645	Jack County, Texas	0.0098660000%
TX646	Jacksboro City, Texas	0.0155026670%
TX647	Jackson County, Texas	0.0253226670%
TX648	Jacksonville City, Texas	0.0534526670%
TX649	Jamaica Beach City, Texas	0.0032753330%
TX650	Jarrell City, Texas	0.0016153330%
TX651	Jasper City, Texas	0.0522813330%
TX652	Jasper County, Texas	0.1659033330%
TX653	Jayton City, Texas	0.0000420000%
TX654	Jeff Davis County, Texas	0.0056666670%
TX655	Jefferson City, Texas	0.0074626670%
TX656	Jefferson County, Texas	0.5044093330%
TX657	Jersey Village City, Texas	0.0242313330%
TX658	Jewett City, Texas	0.0062253330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX659	Jim Hogg County, Texas	0.0084786670%
TX660	Jim Wells County, Texas	0.1110260000%
TX661	Joaquin City, Texas	0.0005400000%
TX662	Johnson City, Texas	0.0023873330%
TX663	Johnson County, Texas	0.2724613330%
TX664	Jolly City, Texas	0.0000173330%
TX665	Jones County, Texas	0.0146673330%
TX666	Jones Creek Village, Texas	0.0033853330%
TX667	Jonestown City, Texas	0.0042793330%
TX668	Josephine City, Texas	0.0005873330%
TX669	Joshua City, Texas	0.0137460000%
TX670	Jourdanton City, Texas	0.0064000000%
TX671	Junction City, Texas	0.0032166670%
TX672	Justin City, Texas	0.0057166670%
TX673	Karnes City, Texas	0.0077546670%
TX674	Karnes County, Texas	0.0234993330%
TX675	Katy City, Texas	0.0349780000%
TX676	Kaufman City, Texas	0.0184046670%
TX677	Kaufman County, Texas	0.2353646670%
TX678	Keene City, Texas	0.0255306670%
TX679	Keller City, Texas	0.0527926670%
TX680	Kemah City, Texas	0.0188833330%
TX681	Kemp City, Texas	0.0042793330%
TX682	Kempner City, Texas	0.0002200000%
TX683	Kendall County, Texas	0.0670953330%
TX684	Kendleton City, Texas	0.0000086670%
TX685	Kenedy City, Texas	0.0004506670%
TX686	Kenedy County, Texas	0.0006666670%
TX687	Kenefick Town, Texas	0.0002773330%
TX688	Kennard City, Texas	0.0000880000%
TX689	Kennedale City, Texas	0.0140160000%
TX690	Kent County, Texas	0.0006260000%
TX691	Kerens City, Texas	0.0012826670%
TX692	Kermit City, Texas	0.0037680000%
TX693	Kerr County, Texas	0.1456346670%
TX694	Kerrville City, Texas	0.1269046670%
TX695	Kilgore City, Texas	0.0703886670%
TX696	Killeen City, Texas	0.3571000000%
TX697	Kimble County, Texas	0.0136533330%
TX698	King County, Texas	0.0006666670%
TX699	Kingsville City, Texas	0.0133886670%
TX700	Kinney County, Texas	0.0014280000%
TX701	Kirby City, Texas	0.0058346670%
TX702	Kirbyville City, Texas	0.0071266670%
TX703	Kirvin Town, Texas	0.0000013330%
TX704	Kleberg County, Texas	0.0827393330%
TX705	Knollwood City, Texas	0.0007733330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX706	Knox City Town, Texas	0.0013080000%
TX707	Knox County, Texas	0.0078200000%
TX708	Kosse Town, Texas	0.0016453330%
TX709	Kountze City, Texas	0.0131440000%
TX710	Kress City, Texas	0.0001240000%
TX711	Krugerville City, Texas	0.0010053330%
TX712	Krum City, Texas	0.0064406670%
TX713	Kurten Town, Texas	0.0004573330%
TX714	Kyle City, Texas	0.0345566670%
TX715	La Feria City, Texas	0.0069206670%
TX716	La Grange City, Texas	0.0064153330%
TX717	La Grulla City, Texas	0.0011386670%
TX718	La Joya City, Texas	0.0056380000%
TX719	La Marque City, Texas	0.0659533330%
TX720	La Porte City, Texas	0.0610213330%
TX721	La Salle County, Texas	0.0099833330%
TX722	La Vernia City, Texas	0.0021446670%
TX723	La Villa City, Texas	0.0003813330%
TX724	La Ward City, Texas	0.0002140000%
TX725	Lacoste City, Texas	0.0001060000%
TX726	Lacy-Lakeview City, Texas	0.0077326670%
TX727	Ladonia Town, Texas	0.0013406670%
TX728	Lago Vista City, Texas	0.0091786670%
TX729	Laguna Vista Town, Texas	0.0024593330%
TX730	Lake Bridgeport City, Texas	0.0001546670%
TX731	Lake City Town, Texas	0.0019453330%
TX732	Lake Dallas City, Texas	0.0168760000%
TX733	Lake Jackson City, Texas	0.0505206670%
TX734	Lake Tanglewood Village, Texas	0.0004086670%
TX735	Lake Worth City, Texas	0.0133673330%
TX736	Lakeport City, Texas	0.0003086670%
TX737	Lakeside City Town, Texas	0.0001480000%
TX738	Lakeside Town, San Patricio County, Texas	0.0029826670%
TX739	Lakeside Town, Tarrant County, Texas	0.0029826670%
TX740	Lakeview Town, Texas	0.0002846670%
TX741	Lakeway City, Texas	0.0211046670%
TX742	Lakewood Village City, Texas	0.0003713330%
TX743	Lamar County, Texas	0.0943986670%
TX744	Lamb County, Texas	0.0337873330%
TX745	Lamesa City, Texas	0.0197706670%
TX746	Lampasas City, Texas	0.0188073330%
TX747	Lampasas County, Texas	0.0285453330%
TX748	Lancaster City, Texas	0.0604353330%
TX749	Laredo City, Texas	0.5087826670%
TX750	Latexo City, Texas	0.0000826670%
TX751	Lavaca County, Texas	0.0306486670%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX752	Lavon City, Texas	0.0049566670%
TX753	Lawn Town, Texas	0.0000386670%
TX754	League City, Texas	0.2016120000%
TX755	Leakey City, Texas	0.0001706670%
TX756	Leander City, Texas	0.0590940000%
TX757	Leary City, Texas	0.0005313330%
TX758	Lee County, Texas	0.0203046670%
TX759	Lefors Town, Texas	0.0001060000%
TX760	Leon County, Texas	0.0449286670%
TX761	Leon Valley City, Texas	0.0155053330%
TX762	Leona City, Texas	0.0005886670%
TX763	Leonard City, Texas	0.0056700000%
TX764	Leroy City, Texas	0.0001173330%
TX765	Levelland City, Texas	0.0312320000%
TX766	Lewisville City, Texas	0.2547293330%
TX767	Lexington Town, Texas	0.0015453330%
TX768	Liberty City, Texas	0.0482286670%
TX769	Liberty County, Texas	0.3541413330%
TX770	Liberty Hill City, Texas	0.0018533330%
TX771	Limestone County, Texas	0.0904560000%
TX772	Lincoln Park Town, Texas	0.0004513330%
TX773	Lindale City, Texas	0.0161346670%
TX774	Linden City, Texas	0.0024406670%
TX775	Lindsay City, Texas	0.0008186670%
TX776	Lipan City, Texas	0.0000293330%
TX777	Lipscomb County, Texas	0.0067546670%
TX778	Little Elm City, Texas	0.0462173330%
TX779	Little River-Academy City, Texas	0.0005320000%
TX780	Littlefield City, Texas	0.0051186670%
TX781	Live Oak City, Texas	0.0218266670%
TX782	Live Oak County, Texas	0.0264773330%
TX783	Liverpool City, Texas	0.0009566670%
TX784	Livingston Town, Texas	0.0487766670%
TX785	Llano City, Texas	0.0154140000%
TX786	Llano County, Texas	0.0770980000%
TX787	Lockhart City, Texas	0.0327000000%
TX788	Lockney Town, Texas	0.0022006670%
TX789	Log Cabin City, Texas	0.0013066670%
TX790	Lometa City, Texas	0.0007840000%
TX791	Lone Oak City, Texas	0.0011366670%
TX792	Lone Star City, Texas	0.0055220000%
TX793	Longview City, Texas	0.3215026670%
TX794	Loraine Town, Texas	0.0001253330%
TX795	Lorena City, Texas	0.0022600000%
TX796	Lorenzo City, Texas	0.0075720000%
TX797	Los Fresnos City, Texas	0.0074566670%
TX798	Los Indios Town, Texas	0.0001060000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX799	Lott City, Texas	0.0010106670%
TX800	Lovelady City, Texas	0.0001660000%
TX801	Loving County, Texas	0.0006666670%
TX802	Lowry Crossing City, Texas	0.0005220000%
TX803	Lubbock City, Texas	0.2132446670%
TX804	Lubbock County, Texas	0.9198126670%
TX805	Lucas City, Texas	0.0035106670%
TX806	Lueders City, Texas	0.0003386670%
TX807	Lufkin City, Texas	0.1877280000%
TX808	Luling City, Texas	0.0196140000%
TX809	Lumberton City, Texas	0.0244060000%
TX810	Lyford City, Texas	0.0020473330%
TX811	Lynn County, Texas	0.0041833330%
TX812	Lytle City, Texas	0.0048153330%
TX813	Mabank Town, Texas	0.0129620000%
TX814	Madison County, Texas	0.0329946670%
TX815	Madisonville City, Texas	0.0076386670%
TX816	Magnolia City, Texas	0.0173540000%
TX817	Malakoff City, Texas	0.0084093330%
TX818	Malone Town, Texas	0.0002926670%
TX819	Manor City, Texas	0.0083326670%
TX820	Mansfield City, Texas	0.1005253330%
TX821	Manvel City, Texas	0.0082033330%
TX822	Marble Falls City, Texas	0.0246926670%
TX823	Marfa City, Texas	0.0000433330%
TX824	Marietta Town, Texas	0.0002253330%
TX825	Marion City, Texas	0.0001833330%
TX826	Marion County, Texas	0.0364853330%
TX827	Marlin City, Texas	0.0144226670%
TX828	Marquez City, Texas	0.0008813330%
TX829	Marshall City, Texas	0.0722473330%
TX830	Mart City, Texas	0.0006186670%
TX831	Martin County, Texas	0.0072413330%
TX832	Martindale City, Texas	0.0016246670%
TX833	Mason City, Texas	0.0005180000%
TX834	Mason County, Texas	0.0020893330%
TX835	Matador Town, Texas	0.0008020000%
TX836	Matagorda County, Texas	0.0901593330%
TX837	Mathis City, Texas	0.0104800000%
TX838	Maud City, Texas	0.0002820000%
TX839	Maverick County, Texas	0.0772793330%
TX840	Maypearl City, Texas	0.0006573330%
TX841	McAllen City, Texas	0.2429493330%
TX842	McCamey City, Texas	0.0003613330%
TX843	McCulloch County, Texas	0.0133473330%
TX844	McGregor City, Texas	0.0061033330%
TX845	McKinney City, Texas	0.3002553330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX846	McLean Town, Texas	0.0000093330%
TX847	McLendon-Chisholm City, Texas	0.0002740000%
TX848	McLennan County, Texas	0.3530940000%
TX849	McMullen County, Texas	0.0006666670%
TX850	Meadow Town, Texas	0.0007473330%
TX851	Meadowlakes City, Texas	0.0006033330%
TX852	Meadows Place City, Texas	0.0120986670%
TX853	Medina County, Texas	0.0322366670%
TX854	Megargel Town, Texas	0.0004073330%
TX855	Melissa City, Texas	0.0102540000%
TX856	Melvin Town, Texas	0.0002300000%
TX857	Memphis City, Texas	0.0048020000%
TX858	Menard City, Texas	0.0006606670%
TX859	Menard County, Texas	0.0098113330%
TX860	Mercedes City, Texas	0.0142940000%
TX861	Meridian City, Texas	0.0023640000%
TX862	Merkel Town, Texas	0.0067446670%
TX863	Mertens Town, Texas	0.0001593330%
TX864	Mertzon City, Texas	0.0000193330%
TX865	Mesquite City, Texas	0.2071393330%
TX866	Mexia City, Texas	0.0140640000%
TX867	Miami City, Texas	0.0003033330%
TX868	Midland City, Texas	0.3478993330%
TX869	Midland County, Texas	0.1866180000%
TX870	Midlothian City, Texas	0.0638660000%
TX871	Midway City, Texas	0.0000520000%
TX872	Milam County, Texas	0.0649240000%
TX873	Milano City, Texas	0.0006026670%
TX874	Mildred Town, Texas	0.0001906670%
TX875	Miles City, Texas	0.0000620000%
TX876	Milford Town, Texas	0.0041180000%
TX877	Miller's Cove Town, Texas	0.0000646670%
TX878	Millican Town, Texas	0.0002780000%
TX879	Mills County, Texas	0.0132873330%
TX880	Millsap Town, Texas	0.0000226670%
TX881	Mineola City, Texas	0.0324793330%
TX882	Mineral Wells City, Texas	0.0613740000%
TX883	Mingus City, Texas	0.0001260000%
TX884	Mission City, Texas	0.0831786670%
TX885	Missouri City, Texas	0.1397553330%
TX886	Mitchell County, Texas	0.0139000000%
TX887	Mobeetie City, Texas	0.0000346670%
TX888	Mobile City, Texas	0.0013560000%
TX889	Monahans City, Texas	0.0038993330%
TX890	Mont Belvieu City, Texas	0.0131126670%
TX891	Montague County, Texas	0.0631973330%
TX892	Montgomery City, Texas	0.0012560000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX893	Montgomery County, Texas	1.8006073330%
TX894	Moody City, Texas	0.0005520000%
TX895	Moore County, Texas	0.0270846670%
TX896	Moore Station City, Texas	0.0005146670%
TX897	Moran City, Texas	0.0000333330%
TX898	Morgan City, Texas	0.0004033330%
TX899	Morgan's Point City, Texas	0.0020700000%
TX900	Morgan's Point Resort City, Texas	0.0053493330%
TX901	Morris County, Texas	0.0355520000%
TX902	Morton City, Texas	0.0001113330%
TX903	Motley County, Texas	0.0022293330%
TX904	Moulton Town, Texas	0.0006660000%
TX905	Mount Calm City, Texas	0.0004033330%
TX906	Mount Enterprise City, Texas	0.0012213330%
TX907	Mount Pleasant City, Texas	0.0437893330%
TX908	Mount Vernon Town, Texas	0.0040326670%
TX909	Mountain City, Texas	0.0010320000%
TX910	Muenster City, Texas	0.0031040000%
TX911	Muleshoe City, Texas	0.0032733330%
TX912	Mullin Town, Texas	0.0002560000%
TX913	Munday City, Texas	0.0013646670%
TX914	Murchison City, Texas	0.0015346670%
TX915	Murphy City, Texas	0.0345953330%
TX916	Mustang Ridge City, Texas	0.0016413330%
TX917	Mustang Town, Texas	0.0000046670%
TX918	Nacogdoches City, Texas	0.1373280000%
TX919	Nacogdoches County, Texas	0.1323886670%
TX920	Naples City, Texas	0.0028160000%
TX921	Nash City, Texas	0.0053326670%
TX922	Nassau Bay City, Texas	0.0074980000%
TX923	Natalia City, Texas	0.0004166670%
TX924	Navarro County, Texas	0.0690086670%
TX925	Navarro Town, Texas	0.0002226670%
TX926	Navasota City, Texas	0.0251173330%
TX927	Nazareth City, Texas	0.0000826670%
TX928	Nederland City, Texas	0.0297233330%
TX929	Needville City, Texas	0.0068940000%
TX930	Nevada City, Texas	0.0001580000%
TX931	New Berlin City, Texas	0.0000026670%
TX932	New Boston City, Texas	0.0046353330%
TX933	New Braunfels City, Texas	0.2048753330%
TX934	New Chapel Hill City, Texas	0.0001920000%
TX935	New Deal Town, Texas	0.0002253330%
TX936	New Fairview City, Texas	0.0015560000%
TX937	New Home City, Texas	0.0000060000%
TX938	New Hope Town, Texas	0.0006826670%
TX939	New London City, Texas	0.0027526670%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX940	New Summerfield City, Texas	0.0002946670%
TX941	New Waverly City, Texas	0.0017080000%
TX942	Newark City, Texas	0.0003466670%
TX943	Newcastle City, Texas	0.0006093330%
TX944	Newton City, Texas	0.0040680000%
TX945	Newton County, Texas	0.1053373330%
TX946	Neylandville Town, Texas	0.0001086670%
TX947	Niederwald City, Texas	0.0000106670%
TX948	Nixon City, Texas	0.0015220000%
TX949	Nocona City, Texas	0.0110240000%
TX950	Nolan County, Texas	0.0335080000%
TX951	Nolanville City, Texas	0.0028313330%
TX952	Nome City, Texas	0.0002606670%
TX953	Noonday City, Texas	0.0001506670%
TX954	Nordheim City, Texas	0.0004646670%
TX955	Normangee Town, Texas	0.0041280000%
TX956	North Cleveland City, Texas	0.0000700000%
TX957	North Richland Hills City, Texas	0.0976126670%
TX958	Northlake Town, Texas	0.0059366670%
TX959	Novice City, Texas	0.0000506670%
TX960	Nueces County, Texas	0.9119546670%
TX961	Oak Grove Town, Texas	0.0018460000%
TX962	Oak Leaf City, Texas	0.0004080000%
TX963	Oak Point City, Texas	0.0060073330%
TX964	Oak Ridge North City, Texas	0.0223413330%
TX965	Oak Ridge Town, Cooke County, Texas	0.0002386670%
TX966	Oak Ridge Town, Kaufman County, Texas	0.0002386670%
TX967	Oak Valley Town, Texas	0.0000046670%
TX968	Oakwood Town, Texas	0.0000986670%
TX969	O'Brien City, Texas	0.0000506670%
TX970	Ochiltree County, Texas	0.0103173330%
TX971	Odem City, Texas	0.0049466670%
TX972	Odessa City, Texas	0.3727753330%
TX973	O'Donnell City, Texas	0.0000180000%
TX974	Oglesby City, Texas	0.0000193330%
TX975	Old River-Winfree City, Texas	0.0144353330%
TX976	Oldham County, Texas	0.0068786670%
TX977	Olmos Park City, Texas	0.0065340000%
TX978	Olney City, Texas	0.0040586670%
TX979	Olton City, Texas	0.0007980000%
TX980	Omaha City, Texas	0.0027900000%
TX981	Onalaska City, Texas	0.0211026670%
TX982	Opdyke West Town, Texas	0.0003193330%
TX983	Orange City, Texas	0.2075593330%
TX984	Orange County, Texas	0.4598786670%
TX985	Orange Grove City, Texas	0.0011180000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX986	Orchard City, Texas	0.0005780000%
TX987	Ore City, Texas	0.0045373330%
TX988	Overton City, Texas	0.0052666670%
TX989	Ovilla City, Texas	0.0089273330%
TX990	Oyster Creek City, Texas	0.0064220000%
TX991	Paducah Town, Texas	0.0000833330%
TX992	Paint Rock Town, Texas	0.0000940000%
TX993	Palacios City, Texas	0.0093573330%
TX994	Palestine City, Texas	0.1186726670%
TX995	Palisades Village, Texas	0.0001600000%
TX996	Palm Valley City, Texas	0.0012786670%
TX997	Palmer Town, Texas	0.0084440000%
TX998	Palmhurst City, Texas	0.0031066670%
TX999	Palmview City, Texas	0.0050513330%
TX1000	Palo Pinto County, Texas	0.0830806670%
TX1001	Pampa City, Texas	0.0448180000%
TX1002	Panhandle Town, Texas	0.0063573330%
TX1003	Panola County, Texas	0.0537993330%
TX1004	Panorama Village City, Texas	0.0008613330%
TX1005	Pantego Town, Texas	0.0085986670%
TX1006	Paradise City, Texas	0.0000346670%
TX1007	Paris City, Texas	0.1341200000%
TX1008	Parker City, Texas	0.0068713330%
TX1009	Parker County, Texas	0.3175026670%
TX1010	Parmer County, Texas	0.0105773330%
TX1011	Pasadena City, Texas	0.2376906670%
TX1012	Pattison City, Texas	0.0007653330%
TX1013	Patton Village City, Texas	0.0061786670%
TX1014	Payne Springs Town, Texas	0.0011800000%
TX1015	Pearland City, Texas	0.2225013330%
TX1016	Pearsall City, Texas	0.0077133330%
TX1017	Pecan Gap City, Texas	0.0004793330%
TX1018	Pecan Hill City, Texas	0.0001526670%
TX1019	Pecos City, Texas	0.0050813330%
TX1020	Pecos County, Texas	0.0313313330%
TX1021	Pelican Bay City, Texas	0.0007993330%
TX1022	Penelope Town, Texas	0.0002766670%
TX1023	Penitas City, Texas	0.0002080000%
TX1024	Perryton City, Texas	0.0155760000%
TX1025	Petersburg City, Texas	0.0011273330%
TX1026	Petrolia City, Texas	0.0000113330%
TX1027	Petronila City, Texas	0.0000033330%
TX1028	Pflugerville City, Texas	0.0576053330%
TX1029	Pharr City, Texas	0.0964806670%
TX1030	Pilot Point City, Texas	0.0077420000%
TX1031	Pine Forest City, Texas	0.0025960000%
TX1032	Pine Island Town, Texas	0.0020940000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1033	Pinehurst City, Texas	0.0217806670%
TX1034	Pineland City, Texas	0.0027586670%
TX1035	Piney Point Village City, Texas	0.0104920000%
TX1036	Pittsburg City, Texas	0.0136840000%
TX1037	Plains Town, Texas	0.0000860000%
TX1038	Plainview City, Texas	0.0401986670%
TX1039	Plano City, Texas	0.7677386670%
TX1040	Pleak Village, Texas	0.0001800000%
TX1041	Pleasant Valley Town, Texas	0.0002053330%
TX1042	Pleasanton City, Texas	0.0193406670%
TX1043	Plum Grove City, Texas	0.0001720000%
TX1044	Point Blank City, Texas	0.0002366670%
TX1045	Point City, Texas	0.0010126670%
TX1046	Point Comfort City, Texas	0.0002980000%
TX1047	Point Venture Village, Texas	0.0003920000%
TX1048	Polk County, Texas	0.2472206670%
TX1049	Ponder Town, Texas	0.0008546670%
TX1050	Port Aransas City, Texas	0.0206813330%
TX1051	Port Arthur City, Texas	0.2452966670%
TX1052	Port Isabel City, Texas	0.0065346670%
TX1053	Port Lavaca City, Texas	0.0078346670%
TX1054	Port Neches City, Texas	0.0258993330%
TX1055	Portland City, Texas	0.0510113330%
TX1056	Post City, Texas	0.0015546670%
TX1057	Post Oak Bend City Town, Texas	0.0006893330%
TX1058	Poteet City, Texas	0.0045113330%
TX1059	Poth Town, Texas	0.0026493330%
TX1060	Potter County, Texas	0.2478006670%
TX1061	Pottsboro Town, Texas	0.0082013330%
TX1062	Powell Town, Texas	0.0000733330%
TX1063	Poynor Town, Texas	0.0007866670%
TX1064	Prairie View City, Texas	0.0050666670%
TX1065	Premont City, Texas	0.0022140000%
TX1066	Presidio City, Texas	0.0000986670%
TX1067	Presidio County, Texas	0.0005246670%
TX1068	Primera Town, Texas	0.0019720000%
TX1069	Princeton City, Texas	0.0128300000%
TX1070	Progreso City, Texas	0.0053813330%
TX1071	Progreso Lakes City, Texas	0.0000260000%
TX1072	Prosper Town, Texas	0.0151800000%
TX1073	Providence Village Town, Texas	0.0003386670%
TX1074	Putnam Town, Texas	0.0000093330%
TX1075	Pyote Town, Texas	0.0000146670%
TX1076	Quanah City, Texas	0.0001380000%
TX1077	Queen City, Texas	0.0032246670%
TX1078	Quinlan City, Texas	0.0048693330%
TX1079	Quintana Town, Texas	0.0003280000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1080	Quitaque City, Texas	0.0000053330%
TX1081	Quitman City, Texas	0.0104126670%
TX1082	Rains County, Texas	0.0354600000%
TX1083	Ralls City, Texas	0.0026446670%
TX1084	Rancho Viejo Town, Texas	0.0025573330%
TX1085	Randall County, Texas	0.1854173330%
TX1086	Ranger City, Texas	0.0081240000%
TX1087	Rankin City, Texas	0.0010753330%
TX1088	Ransom Canyon Town, Texas	0.0006200000%
TX1089	Ravenna City, Texas	0.0004566670%
TX1090	Raymondville City, Texas	0.0049773330%
TX1091	Reagan County, Texas	0.0168100000%
TX1092	Real County, Texas	0.0033820000%
TX1093	Red Lick City, Texas	0.0000153330%
TX1094	Red Oak City, Texas	0.0178953330%
TX1095	Red River County, Texas	0.0195373330%
TX1096	Redwater City, Texas	0.0007053330%
TX1097	Reeves County, Texas	0.0689000000%
TX1098	Refugio County, Texas	0.0308106670%
TX1099	Refugio Town, Texas	0.0058926670%
TX1100	Reklaw City, Texas	0.0007573330%
TX1101	Reno City, Lamar County, Texas	0.0074426670%
TX1102	Reno City, Parker County, Texas	0.0025273330%
TX1103	Retreat Town, Texas	0.0000346670%
TX1104	Rhome City, Texas	0.0081900000%
TX1105	Rice City, Texas	0.0013146670%
TX1106	Richardson City, Texas	0.1735433330%
TX1107	Richland Hills City, Texas	0.0162920000%
TX1108	Richland Springs Town, Texas	0.0014893330%
TX1109	Richland Town, Texas	0.0001400000%
TX1110	Richmond City, Texas	0.0517373330%
TX1111	Richwood City, Texas	0.0080746670%
TX1112	Riesel City, Texas	0.0007453330%
TX1113	Rio Bravo City, Texas	0.0056986670%
TX1114	Rio Grande City, Texas	0.0172980000%
TX1115	Rio Hondo City, Texas	0.0023666670%
TX1116	Rio Vista City, Texas	0.0029460000%
TX1117	Rising Star Town, Texas	0.0012886670%
TX1118	River Oaks City, Texas	0.0079446670%
TX1119	Riverside City, Texas	0.0005720000%
TX1120	Roanoke City, Texas	0.0001833330%
TX1121	Roaring Springs Town, Texas	0.0003073330%
TX1122	Robert Lee City, Texas	0.0000566670%
TX1123	Roberts County, Texas	0.0003646670%
TX1124	Robertson County, Texas	0.0297613330%
TX1125	Robinson City, Texas	0.0120013330%
TX1126	Robstown City, Texas	0.0267693330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1127	Roby City, Texas	0.0002853330%
TX1128	Rochester Town, Texas	0.0004493330%
TX1129	Rockdale City, Texas	0.0139820000%
TX1130	Rockport City, Texas	0.0361686670%
TX1131	Rocksprings Town, Texas	0.0000166670%
TX1132	Rockwall City, Texas	0.0762053330%
TX1133	Rockwall County, Texas	0.1125466670%
TX1134	Rocky Mound Town, Texas	0.0001866670%
TX1135	Rogers Town, Texas	0.0025453330%
TX1136	Rollingwood City, Texas	0.0031693330%
TX1137	Roma City, Texas	0.0110860000%
TX1138	Roman Forest Town, Texas	0.0057400000%
TX1139	Ropesville City, Texas	0.0014146670%
TX1140	Roscoe City, Texas	0.0005186670%
TX1141	Rose City, Texas	0.0026746670%
TX1142	Rose Hill Acres City, Texas	0.0015406670%
TX1143	Rosebud City, Texas	0.0009926670%
TX1144	Rosenberg City, Texas	0.0843953330%
TX1145	Ross City, Texas	0.0000980000%
TX1146	Rosser Village, Texas	0.0003660000%
TX1147	Rotan City, Texas	0.0009953330%
TX1148	Round Mountain Town, Texas	0.0003026670%
TX1149	Round Rock City, Texas	0.3173280000%
TX1150	Round Top Town, Texas	0.0000933330%
TX1151	Rowlett City, Texas	0.0666420000%
TX1152	Roxton City, Texas	0.0000313330%
TX1153	Royse City, Texas	0.0156626670%
TX1154	Rule Town, Texas	0.0005333330%
TX1155	Runaway Bay City, Texas	0.0046206670%
TX1156	Runge Town, Texas	0.0001700000%
TX1157	Runnels County, Texas	0.0225540000%
TX1158	Rusk City, Texas	0.0119940000%
TX1159	Rusk County, Texas	0.1009266670%
TX1160	Sabinal City, Texas	0.0012073330%
TX1161	Sabine County, Texas	0.0309860000%
TX1162	Sachse City, Texas	0.0156000000%
TX1163	Sadler City, Texas	0.0006166670%
TX1164	Saginaw City, Texas	0.0213153330%
TX1165	Salado Village, Texas	0.0021400000%
TX1166	San Angelo City, Texas	0.3576726670%
TX1167	San Antonio City, Texas	2.9102773330%
TX1168	San Augustine City, Texas	0.0167880000%
TX1169	San Augustine County, Texas	0.0252360000%
TX1170	San Benito City, Texas	0.0266766670%
TX1171	San Diego City, Texas	0.0078473330%
TX1172	San Elizario City, Texas	0.0052206670%
TX1173	San Felipe Town, Texas	0.0009986670%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1174	San Jacinto County, Texas	0.1315986670%
TX1175	San Juan City, Texas	0.0192300000%
TX1176	San Leanna Village, Texas	0.0000240000%
TX1177	San Marcos City, Texas	0.2171253330%
TX1178	San Patricio City, Texas	0.0028086670%
TX1179	San Patricio County, Texas	0.1812773330%
TX1180	San Perlita City, Texas	0.0014793330%
TX1181	San Saba City, Texas	0.0067046670%
TX1182	San Saba County, Texas	0.0117080000%
TX1183	Sanctuary Town, Texas	0.0000113330%
TX1184	Sandy Oaks City, Texas	0.0065753330%
TX1185	Sandy Point City, Texas	0.0010913330%
TX1186	Sanford Town, Texas	0.0002053330%
TX1187	Sanger City, Texas	0.0148246670%
TX1188	Sansom Park City, Texas	0.0001486670%
TX1189	Santa Anna Town, Texas	0.0002193330%
TX1190	Santa Clara City, Texas	0.0000580000%
TX1191	Santa Fe City, Texas	0.0221813330%
TX1192	Santa Rosa Town, Texas	0.0014253330%
TX1193	Savoy City, Texas	0.0015660000%
TX1194	Schertz City, Texas	0.0400733330%
TX1195	Schleicher County, Texas	0.0037966670%
TX1196	Schulenburg City, Texas	0.0017066670%
TX1197	Scotland City, Texas	0.0000986670%
TX1198	Scottsville City, Texas	0.0004720000%
TX1199	Scurry County, Texas	0.0487440000%
TX1200	Scurry Town, Texas	0.0007400000%
TX1201	Seabrook City, Texas	0.0201800000%
TX1202	Seadrift City, Texas	0.0006606670%
TX1203	Seagoville City, Texas	0.0114040000%
TX1204	Seagraves City, Texas	0.0050206670%
TX1205	Sealy City, Texas	0.0137580000%
TX1206	Seguin City, Texas	0.2510253330%
TX1207	Selma City, Texas	0.0149526670%
TX1208	Seminole City, Texas	0.0107280000%
TX1209	Seven Oaks City, Texas	0.0026113330%
TX1210	Seven Points City, Texas	0.0049680000%
TX1211	Seymour City, Texas	0.0094786670%
TX1212	Shackelford County, Texas	0.0008586670%
TX1213	Shady Shores Town, Texas	0.0003960000%
TX1214	Shallowater City, Texas	0.0012713330%
TX1215	Shamrock City, Texas	0.0028853330%
TX1216	Shavano Park City, Texas	0.0021186670%
TX1217	Shelby County, Texas	0.0732833330%
TX1218	Shenandoah City, Texas	0.0314146670%
TX1219	Shepherd City, Texas	0.0000980000%
TX1220	Sherman City, Texas	0.2203900000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1221	Sherman County, Texas	0.0052866670%
TX1222	Shiner City, Texas	0.0026946670%
TX1223	Shoreacres City, Texas	0.0006386670%
TX1224	Silsbee City, Texas	0.0442946670%
TX1225	Silverton City, Texas	0.0000093330%
TX1226	Simonton City, Texas	0.0012706670%
TX1227	Sinton City, Texas	0.0157720000%
TX1228	Skellytown, Texas	0.0002666670%
TX1229	Slaton City, Texas	0.0001026670%
TX1230	Smiley City, Texas	0.0004366670%
TX1231	Smith County, Texas	0.5059740000%
TX1232	Smithville City, Texas	0.0113393330%
TX1233	Smyer Town, Texas	0.0002000000%
TX1234	Snook City, Texas	0.0009480000%
TX1235	Snyder City, Texas	0.0060120000%
TX1236	Socorro City, Texas	0.0074166670%
TX1237	Somerset City, Texas	0.0010180000%
TX1238	Somervell County, Texas	0.0380506670%
TX1239	Somerville City, Texas	0.0025373330%
TX1240	Sonora City, Texas	0.0048913330%
TX1241	Sour Lake City, Texas	0.0119040000%
TX1242	South Houston City, Texas	0.0170800000%
TX1243	South Mountain Town, Texas	0.0001026670%
TX1244	South Padre Island Town, Texas	0.0204193330%
TX1245	Southlake City, Texas	0.0472306670%
TX1246	Southmayd City, Texas	0.0047306670%
TX1247	Southside Place City, Texas	0.0005900000%
TX1248	Spearman City, Texas	0.0093333330%
TX1249	Splendora City, Texas	0.0051706670%
TX1250	Spofford City, Texas	0.0000046670%
TX1251	Spring Valley Village City, Texas	0.0109360000%
TX1252	Springlake Town, Texas	0.0000020000%
TX1253	Springtown City, Texas	0.0094960000%
TX1254	Spur City, Texas	0.0002846670%
TX1255	St. Hedwig Town, Texas	0.0000740000%
TX1256	St. Jo City, Texas	0.0049066670%
TX1257	St. Paul Town, Texas	0.0000140000%
TX1258	Stafford City, Texas	0.0500966670%
TX1259	Stagecoach Town, Texas	0.0020240000%
TX1260	Stamford City, Texas	0.0002653330%
TX1261	Stanton City, Texas	0.0025586670%
TX1262	Staples City, Texas	0.0000126670%
TX1263	Star Harbor City, Texas	0.0001006670%
TX1264	Starr County, Texas	0.0665973330%
TX1265	Stephens County, Texas	0.0234960000%
TX1266	Stephenville City, Texas	0.0556480000%
TX1267	Sterling City, Texas	0.0000413330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1268	Sterling County, Texas	0.0006260000%
TX1269	Stinnett City, Texas	0.0027313330%
TX1270	Stockdale City, Texas	0.0004940000%
TX1271	Stonewall County, Texas	0.0012146670%
TX1272	Stratford City, Texas	0.0055853330%
TX1273	Strawn City, Texas	0.0006580000%
TX1274	Streetman Town, Texas	0.0000033330%
TX1275	Sudan City, Texas	0.0000213330%
TX1276	Sugar Land City, Texas	0.2143740000%
TX1277	Sullivan City, Texas	0.0040806670%
TX1278	Sulphur Springs City, Texas	0.0830686670%
TX1279	Sun Valley City, Texas	0.0000026670%
TX1280	Sundown City, Texas	0.0017280000%
TX1281	Sunnyvale Town, Texas	0.0021653330%
TX1282	Sunray City, Texas	0.0017140000%
TX1283	Sunrise Beach Village City, Texas	0.0013886670%
TX1284	Sunset Valley City, Texas	0.0062833330%
TX1285	Surfside Beach City, Texas	0.0043533330%
TX1286	Sutton County, Texas	0.0043606670%
TX1287	Sweeny City, Texas	0.0030020000%
TX1288	Sweetwater City, Texas	0.0454986670%
TX1289	Swisher County, Texas	0.0048340000%
TX1290	Taft City, Texas	0.0039073330%
TX1291	Tahoka City, Texas	0.0002866670%
TX1292	Talco City, Texas	0.0002480000%
TX1293	Talty Town, Texas	0.0060826670%
TX1294	Tarrant County, Texas	4.1141060000%
TX1295	Tatum City, Texas	0.0006480000%
TX1296	Taylor City, Texas	0.0386300000%
TX1297	Taylor County, Texas	0.2340520000%
TX1298	Taylor Lake Village City, Texas	0.0002746670%
TX1299	Taylor Landing City, Texas	0.0001020000%
TX1300	Teague City, Texas	0.0011426670%
TX1301	Tehuacana Town, Texas	0.0000080000%
TX1302	Temple City, Texas	0.1871646670%
TX1303	Tenaha Town, Texas	0.0031453330%
TX1304	Terrell City, Texas	0.0991373330%
TX1305	Terrell County, Texas	0.0038246670%
TX1306	Terrell Hills City, Texas	0.0065720000%
TX1307	Terry County, Texas	0.0169486670%
TX1308	Texarkana City, Texas	0.1280626670%
TX1309	Texas City, Texas	0.1991346670%
TX1310	Texhoma City, Texas	0.0001040000%
TX1311	Texline Town, Texas	0.0005766670%
TX1312	The Colony City, Texas	0.0761980000%
TX1313	The Hills Village, Texas	0.0006693330%
TX1314	Thompsons Town, Texas	0.0012646670%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1315	Thorndale City, Texas	0.0010633330%
TX1316	Thornton Town, Texas	0.0001800000%
TX1317	Thorntonville Town, Texas	0.0000580000%
TX1318	Thrall City, Texas	0.0005500000%
TX1319	Three Rivers City, Texas	0.0031126670%
TX1320	Throckmorton County, Texas	0.0037966670%
TX1321	Throckmorton Town, Texas	0.0000193330%
TX1322	Tiki Island Village, Texas	0.0014520000%
TX1323	Timbercreek Canyon Village, Texas	0.0002460000%
TX1324	Timpson City, Texas	0.0084280000%
TX1325	Tioga Town, Texas	0.0015933330%
TX1326	Tira Town, Texas	0.0001233330%
TX1327	Titus County, Texas	0.0470740000%
TX1328	Toco City, Texas	0.0000026670%
TX1329	Todd Mission City, Texas	0.0011200000%
TX1330	Tolar City, Texas	0.0015793330%
TX1331	Tom Bean City, Texas	0.0015286670%
TX1332	Tom Green County, Texas	0.1882846670%
TX1333	Tomball City, Texas	0.0230800000%
TX1334	Tool City, Texas	0.0098580000%
TX1335	Toyah Town, Texas	0.0000266670%
TX1336	Travis County, Texas	3.1356486670%
TX1337	Trent Town, Texas	0.0000420000%
TX1338	Trenton City, Texas	0.0020593330%
TX1339	Trinidad City, Texas	0.0039060000%
TX1340	Trinity City, Texas	0.0157680000%
TX1341	Trinity County, Texas	0.0705106670%
TX1342	Trophy Club Town, Texas	0.0195800000%
TX1343	Troup City, Texas	0.0052786670%
TX1344	Troy City, Texas	0.0035466670%
TX1345	Tulia City, Texas	0.0059406670%
TX1346	Turkey City, Texas	0.0004913330%
TX1347	Tuscola City, Texas	0.0000920000%
TX1348	Tye City, Texas	0.0011773330%
TX1349	Tyler City, Texas	0.4825526670%
TX1350	Tyler County, Texas	0.0878286670%
TX1351	Uhland City, Texas	0.0010300000%
TX1352	Uncertain City, Texas	0.0001233330%
TX1353	Union Grove City, Texas	0.0006626670%
TX1354	Union Valley City, Texas	0.0004440000%
TX1355	Universal City, Texas	0.0189520000%
TX1356	University Park City, Texas	0.0338886670%
TX1357	Upshur County, Texas	0.0855333330%
TX1358	Upton County, Texas	0.0056660000%
TX1359	Uvalde City, Texas	0.0122926670%
TX1360	Uvalde County, Texas	0.0241626670%
TX1361	Val Verde County, Texas	0.0785433330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1362	Valentine Town, Texas	0.0001380000%
TX1363	Valley Mills City, Texas	0.0014853330%
TX1364	Valley View City, Texas	0.0012160000%
TX1365	Van Alstyne City, Texas	0.0291660000%
TX1366	Van City, Texas	0.0041373330%
TX1367	Van Horn Town, Texas	0.0001406670%
TX1368	Van Zandt County, Texas	0.1658313330%
TX1369	Vega City, Texas	0.0006493330%
TX1370	Venus Town, Texas	0.0065280000%
TX1371	Vernon City, Texas	0.0542246670%
TX1372	Victoria City, Texas	0.0563986670%
TX1373	Victoria County, Texas	0.3472573330%
TX1374	Vidor City, Texas	0.0637466670%
TX1375	Vinton Village, Texas	0.0004146670%
TX1376	Volente Village, Texas	0.0002220000%
TX1377	Von Ormy City, Texas	0.0003420000%
TX1378	Waco City, Texas	0.3413380000%
TX1379	Waelder City, Texas	0.0022846670%
TX1380	Wake Village City, Texas	0.0001160000%
TX1381	Walker County, Texas	0.1230826670%
TX1382	Waller City, Texas	0.0075300000%
TX1383	Waller County, Texas	0.0841373330%
TX1384	Wallis City, Texas	0.0017986670%
TX1385	Walnut Springs City, Texas	0.0001220000%
TX1386	Ward County, Texas	0.0452800000%
TX1387	Warren City, Texas	0.0000440000%
TX1388	Washington County, Texas	0.0558180000%
TX1389	Waskom City, Texas	0.0035640000%
TX1390	Watauga City, Texas	0.0221440000%
TX1391	Waxahachie City, Texas	0.1013960000%
TX1392	Weatherford City, Texas	0.1385813330%
TX1393	Webb County, Texas	0.3368693330%
TX1394	Webberville Village, Texas	0.0008533330%
TX1395	Webster City, Texas	0.0354680000%
TX1396	Weimar City, Texas	0.0038866670%
TX1397	Weinert City, Texas	0.0001560000%
TX1398	Weir City, Texas	0.0002953330%
TX1399	Wellington City, Texas	0.0060740000%
TX1400	Wellman City, Texas	0.0002553330%
TX1401	Wells Town, Texas	0.0009046670%
TX1402	Weslaco City, Texas	0.0492993330%
TX1403	West City, Texas	0.0023480000%
TX1404	West Columbia City, Texas	0.0119720000%
TX1405	West Lake Hills City, Texas	0.0113706670%
TX1406	West Orange City, Texas	0.0283013330%
TX1407	West Tawakoni City, Texas	0.0046633330%
TX1408	West University Place City, Texas	0.0231146670%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1409	Westbrook City, Texas	0.0000286670%
TX1410	Westlake Town, Texas	0.0276933330%
TX1411	Weston City, Texas	0.0001773330%
TX1412	Weston Lakes City, Texas	0.0001260000%
TX1413	Westover Hills Town, Texas	0.0030060000%
TX1414	Westworth Village City, Texas	0.0052280000%
TX1415	Wharton City, Texas	0.0211333330%
TX1416	Wharton County, Texas	0.0485913330%
TX1417	Wheeler City, Texas	0.0002980000%
TX1418	Wheeler County, Texas	0.0175153330%
TX1419	White Deer Town, Texas	0.0008486670%
TX1420	White Oak City, Texas	0.0102033330%
TX1421	White Settlement City, Texas	0.0155360000%
TX1422	Whiteface Town, Texas	0.0001033330%
TX1423	Whitehouse City, Texas	0.0193446670%
TX1424	Whitesboro City, Texas	0.0126213330%
TX1425	Whitewright Town, Texas	0.0047320000%
TX1426	Whitney Town, Texas	0.0000486670%
TX1427	Wichita County, Texas	0.3682473330%
TX1428	Wichita Falls City, Texas	0.5550493330%
TX1429	Wickett Town, Texas	0.0000580000%
TX1430	Wilbarger County, Texas	0.0367493330%
TX1431	Willacy County, Texas	0.0163873330%
TX1432	Williamson County, Texas	0.7973246670%
TX1433	Willis City, Texas	0.0162560000%
TX1434	Willow Park City, Texas	0.0178246670%
TX1435	Wills Point City, Texas	0.0291766670%
TX1436	Wilmer City, Texas	0.0002840000%
TX1437	Wilson City, Texas	0.0000080000%
TX1438	Wilson County, Texas	0.0806893330%
TX1439	Wimberley City, Texas	0.0004826670%
TX1440	Windcrest City, Texas	0.0086053330%
TX1441	Windom Town, Texas	0.0007246670%
TX1442	Windthorst Town, Texas	0.0022566670%
TX1443	Winfield City, Texas	0.0001933330%
TX1444	Wink City, Texas	0.0000800000%
TX1445	Winkler County, Texas	0.0407753330%
TX1446	Winnsboro City, Texas	0.0191940000%
TX1447	Winona Town, Texas	0.0002126670%
TX1448	Winters City, Texas	0.0041526670%
TX1449	Wise County, Texas	0.1927160000%
TX1450	Wixon Valley City, Texas	0.0002940000%
TX1451	Wolfe City, Texas	0.0036440000%
TX1452	Wolfforth City, Texas	0.0026813330%
TX1453	Wood County, Texas	0.1780320000%
TX1454	Woodbranch City, Texas	0.0064113330%
TX1455	Woodcreek City, Texas	0.0002386670%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
TX1456	Woodloch Town, Texas	0.0006746670%
TX1457	Woodsboro Town, Texas	0.0007533330%
TX1458	Woodson Town, Texas	0.0000813330%
TX1459	Woodville Town, Texas	0.0135600000%
TX1460	Woodway City, Texas	0.0171420000%
TX1461	Wortham Town, Texas	0.0002506670%
TX1462	Wylie City, Texas	0.0764720000%
TX1463	Yantis Town, Texas	0.0013813330%
TX1464	Yoakum City, Texas	0.0134733330%
TX1465	Yoakum County, Texas	0.0232826670%
TX1466	Yorktown City, Texas	0.0036313330%
TX1467	Young County, Texas	0.0294133330%
TX1468	Zapata County, Texas	0.0376533330%
TX1469	Zavala County, Texas	0.0254313330%
TX1470	Zavalla City, Texas	0.0007253330%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
UT3	Beaver County, Utah	0.2280000000%
UT6	Box Elder County, Utah	1.4640000000%
UT8	Cache County, Utah	2.6490000000%
UT9	Carbon County, Utah	2.7180000000%
UT16	Daggett County, Utah	0.0280000000%
UT17	Davis County, Utah	8.6950000000%
UT19	Duchesne County, Utah	0.6410000000%
UT21	Emery County, Utah	0.9380000000%
UT23	Garfield County, Utah	0.1470000000%
UT24	Grand County, Utah	0.3040000000%
UT31	Iron County, Utah	1.6220000000%
UT32	Juab County, Utah	0.3520000000%
UT33	Kane County, Utah	0.4390000000%
UT41	Millard County, Utah	0.3550000000%
UT42	Morgan County, Utah	0.2160000000%
UT50	Piute County, Utah	0.0220000000%
UT54	Rich County, Utah	0.0610000000%
UT58	Salt Lake County, Utah	42.2710000000%
UT59	San Juan County, Utah	0.2490000000%
UT61	Sanpete County, Utah	1.0130000000%
UT64	Sevier County, Utah	0.6610000000%
UT72	Summit County, Utah	0.9440000000%
UT76	Tooele County, Utah	2.2330000000%
UT77	Uintah County, Utah	0.8660000000%
UT78	Utah County, Utah	15.4260000000%
UT81	Wasatch County, Utah	0.6010000000%
UT83	Washington County, Utah	4.8650000000%
UT84	Wayne County, Utah	0.1090000000%
UT85	Weber County, Utah	9.8830000000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VT1	Addison County, Vermont	0.7355948910%
VT2	Albany Town, Vermont	0.0345075405%
VT3	Albany Village, Vermont	0.0160668267%
VT4	Alburgh Town, Vermont	0.0606145322%
VT5	Alburgh Village, Vermont	0.0525580527%
VT6	Andover Town, Vermont	0.0012398034%
VT7	Arlington Town, Vermont	0.0885559202%
VT8	Athens Town, Vermont	0.0006484140%
VT9	Bakersfield Town, Vermont	0.0549127180%
VT10	Baltimore Town, Vermont	0.0024796068%
VT11	Barnard Town, Vermont	0.0830636232%
VT12	Barnet Town, Vermont	0.0471074029%
VT13	Barre City, Vermont	2.1256028600%
VT14	Barre Town, Vermont	1.3320832015%
VT15	Barton Town, Vermont	0.3252065150%
VT16	Barton Village, Vermont	0.0324162133%
VT17	Bellows Falls Village, Vermont	0.9422159742%
VT18	Belvidere Town, Vermont	0.0049931720%
VT19	Bennington County, Vermont	0.9901518348%
VT20	Bennington Town, Vermont	2.4851413569%
VT21	Benson Town, Vermont	0.0225970986%
VT22	Berlin Town, Vermont	0.5526473249%
VT23	Bethel Town, Vermont	0.0892626402%
VT24	Bloomfield Town, Vermont	0.0119245379%
VT25	Bolton Town, Vermont	0.1874031696%
VT26	Bradford Town, Vermont	0.7724442824%
VT27	Braintree Town, Vermont	0.0619908100%
VT28	Brandon Town, Vermont	0.5039156835%
VT29	Brattleboro Town, Vermont	2.8616648398%
VT30	Bridgewater Town, Vermont	0.2045592293%
VT31	Bridport Town, Vermont	0.0525426753%
VT32	Brighton Town, Vermont	0.1371312246%
VT33	Bristol Town, Vermont	0.4536168281%
VT34	Brookfield Town, Vermont	0.0181094589%
VT35	Brookline Town, Vermont	0.0142663887%
VT36	Brownington Town, Vermont	0.0209132726%
VT37	Brunswick Town, Vermont	0.0071549790%
VT38	Burke Town, Vermont	0.0035553845%
VT39	Burlington City, Vermont	10.6984139884%
VT40	Cabot Town, Vermont	0.0223388863%
VT41	Calais Town, Vermont	0.0461347819%
VT42	Caledonia County, Vermont	0.8505961058%
VT43	Cambridge Town, Vermont	0.0682410850%
VT44	Cambridge Village, Vermont	0.0012481328%
VT45	Canaan Town, Vermont	0.1359388349%
VT46	Castleton Town, Vermont	0.4255786906%
VT47	Cavendish Town, Vermont	0.0216955982%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VT48	Charleston Town, Vermont	0.0460098405%
VT49	Charlotte Town, Vermont	0.2587947007%
VT50	Chelsea Town, Vermont	0.0097511978%
VT51	Chester Town, Vermont	0.3719262791%
VT52	Chittenden County, Vermont	0.6721150355%
VT53	Chittenden Town, Vermont	0.0203372606%
VT54	Clarendon Town, Vermont	0.0632716198%
VT55	Colchester Town, Vermont	2.5489633597%
VT56	Concord Town, Vermont	0.0166940968%
VT57	Corinth Town, Vermont	0.0626872784%
VT58	Cornwall Town, Vermont	0.0577966224%
VT59	Coventry Town, Vermont	0.0376445314%
VT60	Craftsbury Town, Vermont	0.0501924950%
VT61	Danby Town, Vermont	0.0082858591%
VT62	Danville Town, Vermont	0.0302198071%
VT63	Derby Center Village, Vermont	0.0488117321%
VT64	Derby Line Village, Vermont	0.0549242511%
VT65	Derby Town, Vermont	0.5855806035%
VT66	Dorset Town, Vermont	0.0697288490%
VT67	Dover Town, Vermont	0.6426262960%
VT68	Dummerston Town, Vermont	0.0577133282%
VT69	East Haven Town, Vermont	0.0107321482%
VT70	East Montpelier Town, Vermont	0.1121807421%
VT71	Eden Town, Vermont	0.0299596726%
VT72	Elmore Town, Vermont	0.0195568572%
VT73	Enosburg Falls Village, Vermont	0.0515847910%
VT74	Enosburgh Town, Vermont	0.0873609676%
VT75	Essex County, Vermont	0.3791972294%
VT76	Essex Junction Village, Vermont	0.1451319610%
VT77	Essex Town, Vermont	1.8402135758%
VT78	Fair Haven Town, Vermont	0.3879168595%
VT79	Fairfax Town, Vermont	0.1256334098%
VT80	Fairfield Town, Vermont	0.0981770508%
VT81	Fairlee Town, Vermont	0.0592042959%
VT82	Fayston Town, Vermont	0.0053417265%
VT83	Ferrisburgh Town, Vermont	0.1296046250%
VT84	Fletcher Town, Vermont	0.0216321664%
VT85	Franklin County, Vermont	1.4110871894%
VT86	Franklin Town, Vermont	0.0432643327%
VT87	Georgia Town, Vermont	0.2512668196%
VT88	Goshen Town, Vermont	0.0148872515%
VT89	Grafton Town, Vermont	0.0220479971%
VT90	Grand Isle County, Vermont	0.4312958821%
VT91	Grand Isle Town, Vermont	0.1561992085%
VT92	Granville Town, Vermont	0.0131355086%
VT93	Greensboro Town, Vermont	0.2645567430%
VT94	Groton Town, Vermont	0.0719938128%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VT95	Guildhall Town, Vermont	0.0155017070%
VT96	Guilford Town, Vermont	0.0032420698%
VT97	Halifax Town, Vermont	0.0155632167%
VT98	Hancock Town, Vermont	0.0534179060%
VT99	Hardwick Town, Vermont	0.7839350493%
VT100	Hartford Town, Vermont	3.2053851113%
VT101	Hartland Town, Vermont	0.0483504099%
VT102	Highgate Town, Vermont	0.2362905072%
VT103	Hinesburg Town, Vermont	0.2869757200%
VT104	Holland Town, Vermont	0.0010456636%
VT105	Hubbardton Town, Vermont	0.0632716198%
VT106	Huntington Town, Vermont	0.0422712086%
VT107	Hyde Park Town, Vermont	0.0374497510%
VT108	Hyde Park Village, Vermont	0.0025481644%
VT109	Ira Town, Vermont	0.0067788733%
VT110	Irasburg Town, Vermont	0.0909740173%
VT111	Isle La Motte Town, Vermont	0.0520666164%
VT112	Jacksonville Village, Vermont	0.0061977355%
VT113	Jamaica Town, Vermont	0.0259384809%
VT114	Jay Town, Vermont	0.0031369909%
VT115	Jeffersonville Village, Vermont	0.0039462269%
VT116	Jericho Town, Vermont	0.0422712086%
VT117	Johnson Town, Vermont	0.2812873611%
VT118	Johnson Village, Vermont	0.1616364031%
VT119	Killington Town, Vermont	0.2124125988%
VT120	Kirby Town, Vermont	0.0008886859%
VT121	Lamoille County, Vermont	1.1151624597%
VT122	Landgrove Town, Vermont	0.0125511672%
VT123	Leicester Town, Vermont	0.0481639588%
VT124	Lincoln Town, Vermont	0.0718080025%
VT125	Londonderry Town, Vermont	0.0382589870%
VT126	Lowell Town, Vermont	0.0481011678%
VT127	Ludlow Town, Vermont	0.7209171567%
VT128	Ludlow Village, Vermont	0.2940730337%
VT129	Lunenburg Town, Vermont	0.0965880521%
VT130	Lyndon Town, Vermont	0.4559618826%
VT131	Lyndonville Village, Vermont	0.0079994549%
VT132	Maidstone Town, Vermont	0.0214642963%
VT133	Manchester Town, Vermont	0.6972897719%
VT134	Manchester Village, Vermont	0.0076701221%
VT135	Marlboro Town, Vermont	0.0129695608%
VT136	Marshfield Town, Vermont	0.0174828296%
VT137	Marshfield Village, Vermont	0.0171445266%
VT138	Mendon Town, Vermont	0.0971672678%
VT139	Middlebury Town, Vermont	1.3520936922%
VT140	Middlesex Town, Vermont	0.0165114901%
VT141	Middletown Springs Town, Vermont	0.0587525845%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VT142	Milton Town, Vermont	0.9332579943%
VT143	Monkton Town, Vermont	0.0210170701%
VT144	Montgomery Town, Vermont	0.0432643327%
VT145	Montpelier City, Vermont	2.1358012840%
VT146	Moretown, Vermont	0.0140831413%
VT147	Morgan Town, Vermont	0.0271878951%
VT148	Morristown, Vermont	0.5887893556%
VT149	Morrisville Village, Vermont	0.2266450291%
VT150	Mount Holly Town, Vermont	0.0918947396%
VT151	Mount Tabor Town, Vermont	0.0241034437%
VT152	New Haven Town, Vermont	0.1313563678%
VT153	Newbury Town, Vermont	0.0536325490%
VT154	Newbury Village, Vermont	0.0020894051%
VT155	Newfane Town, Vermont	0.0603069840%
VT156	Newfane Village, Vermont	0.0032420698%
VT157	Newport City, Vermont	1.2443589426%
VT158	Newport Town, Vermont	0.5761696308%
VT159	North Bennington Village, Vermont	0.1073823506%
VT160	North Hero Town, Vermont	0.0916986776%
VT161	North Troy Village, Vermont	0.0345075405%
VT162	Northfield Town, Vermont	0.5366215046%
VT163	Norton Town, Vermont	0.0131169276%
VT164	Norwich Town, Vermont	0.4866039276%
VT165	Old Bennington Village, Vermont	0.0014256137%
VT166	Orange County, Vermont	0.5836866196%
VT167	Orange Town, Vermont	0.0271641883%
VT168	Orleans County, Vermont	0.4475510820%
VT169	Orleans Village, Vermont	0.1150249216%
VT170	Orwell Town, Vermont	0.0350284502%
VT171	Panton Town, Vermont	0.0402823974%
VT172	Pawlet Town, Vermont	0.0497138732%
VT173	Peacham Town, Vermont	0.0373299353%
VT174	Perkinsville Village, Vermont	0.0463135443%
VT175	Peru Town, Vermont	0.0034861862%
VT176	Pittsfield Town, Vermont	0.0090387113%
VT177	Pittsford Town, Vermont	0.2538406130%
VT178	Plainfield Town, Vermont	0.0684736682%
VT179	Plymouth Town, Vermont	0.0681866233%
VT180	Pomfret Town, Vermont	0.0750052216%
VT181	Poultney Town, Vermont	0.1634522185%
VT182	Poultney Village, Vermont	0.3218151562%
VT183	Pownal Town, Vermont	0.1568905511%
VT184	Proctor Town, Vermont	0.1581796903%
VT185	Putney Town, Vermont	0.1348803568%
VT186	Randolph Town, Vermont	1.0482675385%
VT187	Reading Town, Vermont	0.0006195813%
VT188	Readsboro Town, Vermont	0.0495075597%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VT189	Richford Town, Vermont	0.3377954850%
VT190	Richmond Town, Vermont	0.3085809759%
VT191	Ripton Town, Vermont	0.0402823974%
VT192	Rochester Town, Vermont	0.1090982129%
VT193	Rockingham Town, Vermont	0.4824558723%
VT194	Roxbury Town, Vermont	0.0082557450%
VT195	Royalton Town, Vermont	0.1989804344%
VT196	Rutland City, Vermont	6.2978142029%
VT197	Rutland County, Vermont	1.5426293676%
VT198	Rutland Town, Vermont	0.3201255637%
VT199	Ryegate Town, Vermont	0.0515514733%
VT200	Salisbury Town, Vermont	0.0271468887%
VT201	Sandgate Town, Vermont	0.0257994435%
VT202	Saxtons River Village, Vermont	0.0156375408%
VT203	Searsburg Town, Vermont	0.0118540581%
VT204	Shaftsbury Town, Vermont	0.0697288490%
VT205	Sharon Town, Vermont	0.1462910330%
VT206	Sheffield Town, Vermont	0.0302198071%
VT207	Shelburne Town, Vermont	0.7838991687%
VT208	Sheldon Town, Vermont	0.1372817951%
VT209	Shoreham Town, Vermont	0.0359043216%
VT210	Shrewsbury Town, Vermont	0.0323893028%
VT211	South Burlington City, Vermont	4.2811506559%
VT212	South Hero Town, Vermont	0.0559519744%
VT213	Springfield Town, Vermont	2.0400160607%
VT214	St Albans Town, Vermont	0.7155280165%
VT215	St George Town, Vermont	0.0117419312%
VT216	St Johnsbury Town, Vermont	1.7171904807%
VT217	St. Albans City, Vermont	3.9012902759%
VT218	Stamford Town, Vermont	0.0495075597%
VT219	Stannard Town, Vermont	0.0017773719%
VT220	Starksboro Town, Vermont	0.0070056900%
VT221	Stockbridge Town, Vermont	0.0737654182%
VT222	Stowe Town, Vermont	0.9395659345%
VT223	Strafford Town, Vermont	0.0821896740%
VT224	Stratton Town, Vermont	0.1614672516%
VT225	Sudbury Town, Vermont	0.0135583873%
VT226	Sunderland Town, Vermont	0.0341673154%
VT227	Sutton Town, Vermont	0.0364412494%
VT228	Swanton Town, Vermont	0.1297936389%
VT229	Swanton Village, Vermont	0.5715903674%
VT230	Thetford Town, Vermont	0.2618926073%
VT231	Tinmouth Town, Vermont	0.0120520422%
VT232	Topsham Town, Vermont	0.0592042959%
VT233	Townshend Town, Vermont	0.0596585701%
VT234	Troy Town, Vermont	0.0365988678%
VT235	Underhill Town, Vermont	0.0897092257%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VT236	Vergennes City, Vermont	1.4746932678%
VT237	Vernon Town, Vermont	0.3196917927%
VT238	Vershire Town, Vermont	0.0006964684%
VT239	Victory Town, Vermont	0.0095397585%
VT240	Waitsfield Town, Vermont	0.0485631307%
VT241	Walden Town, Vermont	0.0071107690%
VT242	Wallingford Town, Vermont	0.0165710775%
VT243	Waltham Town, Vermont	0.0201411987%
VT244	Warren Town, Vermont	0.0480774609%
VT245	Washington County, Vermont	0.9081281087%
VT246	Washington Town, Vermont	0.0529360806%
VT247	Waterbury Town, Vermont	0.4584350821%
VT248	Waterford Town, Vermont	0.0577729156%
VT249	Waterville Town, Vermont	0.0004158307%
VT250	Weathersfield Town, Vermont	0.1692264346%
VT251	Wells River Village, Vermont	0.1107474397%
VT252	Wells Town, Vermont	0.0444407043%
VT253	West Burke Village, Vermont	0.0017773719%
VT254	West Fairlee Town, Vermont	0.0090547294%
VT255	West Haven Town, Vermont	0.0090387113%
VT256	West Rutland Town, Vermont	0.1212713522%
VT257	West Windsor Town, Vermont	0.0210760168%
VT258	Westfield Town, Vermont	0.0250965679%
VT259	Westford Town, Vermont	0.0657557117%
VT260	Westminster Town, Vermont	0.0752217867%
VT261	Westminster Village, Vermont	0.0079763888%
VT262	Westmore Town, Vermont	0.0365988678%
VT263	Weston Town, Vermont	0.0291344185%
VT264	Weybridge Town, Vermont	0.0245199151%
VT265	Wheelock Town, Vermont	0.0222203522%
VT266	Whiting Town, Vermont	0.0026269736%
VT267	Whitingham Town, Vermont	0.0901365894%
VT268	Williston Town, Vermont	1.4048183334%
VT269	Wilmington Town, Vermont	0.4344700351%
VT270	Windham County, Vermont	0.7048785219%
VT271	Windham Town, Vermont	0.0155632167%
VT272	Windsor County, Vermont	0.7909631647%
VT273	Windsor Town, Vermont	1.5118803214%
VT274	Winhall Town, Vermont	0.3772340472%
VT275	Winooski City, Vermont	1.3620774732%
VT276	Wolcott Town, Vermont	0.0337047118%
VT277	Woodbury Town, Vermont	0.0267099141%
VT278	Woodford Town, Vermont	0.0383512514%
VT279	Woodstock Town, Vermont	0.5151181240%
VT280	Woodstock Village, Vermont	0.3241960913%
VT281	Worcester Town, Vermont	0.0233102258%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VA1	Accomack County, Virginia	0.3480000000%
VA2	Albemarle County, Virginia	0.8630000000%
VA3	Alexandria City, Virginia	1.1620000000%
VA4	Alleghany County, Virginia	0.2130000000%
VA5	Amelia County, Virginia	0.1000000000%
VA6	Amherst County, Virginia	0.2990000000%
VA7	Appomattox County, Virginia	0.1330000000%
VA8	Arlington County, Virginia	1.3780000000%
VA9	Augusta County, Virginia	0.8350000000%
VA10	Bath County, Virginia	0.0370000000%
VA11	Bedford County, Virginia	0.7770000000%
VA12	Bland County, Virginia	0.1470000000%
VA13	Botetourt County, Virginia	0.3620000000%
VA14	Bristol City, Virginia	0.4340000000%
VA15	Brunswick County, Virginia	0.1070000000%
VA16	Buchanan County, Virginia	0.9290000000%
VA17	Buckingham County, Virginia	0.1270000000%
VA18	Buena Vista City, Virginia	0.0780000000%
VA19	Campbell County, Virginia	0.4560000000%
VA20	Caroline County, Virginia	0.3180000000%
VA21	Carroll County, Virginia	0.4400000000%
VA22	Charles City County, Virginia	0.0730000000%
VA23	Charlotte County, Virginia	0.1380000000%
VA24	Charlottesville City, Virginia	0.4630000000%
VA25	Chesapeake City, Virginia	2.9120000000%
VA26	Chesterfield County, Virginia	4.0880000000%
VA27	Clarke County, Virginia	0.1250000000%
VA28	Colonial Heights City, Virginia	0.2830000000%
VA29	Covington City, Virginia	0.1000000000%
VA30	Craig County, Virginia	0.0700000000%
VA31	Culpeper County, Virginia	0.7900000000%
VA32	Cumberland County, Virginia	0.1000000000%
VA33	Danville City, Virginia	0.6370000000%
VA34	Dickenson County, Virginia	0.9480000000%
VA35	Dinwiddie County, Virginia	0.1960000000%
VA36	Emporia City, Virginia	0.0500000000%
VA37	Essex County, Virginia	0.1010000000%
VA38	Fairfax City, Virginia	0.2690000000%
VA39	Fairfax County, Virginia	8.6720000000%
VA40	Falls Church City, Virginia	0.1020000000%
VA41	Fauquier County, Virginia	1.2100000000%
VA42	Floyd County, Virginia	0.1820000000%
VA43	Fluvanna County, Virginia	0.1940000000%
VA44	Franklin City, Virginia	0.0790000000%
VA45	Franklin County, Virginia	0.9540000000%
VA46	Frederick County, Virginia	1.2770000000%
VA47	Fredericksburg City, Virginia	0.5240000000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VA48	Galax City, Virginia	0.1390000000%
VA49	Giles County, Virginia	0.4090000000%
VA50	Gloucester County, Virginia	0.4240000000%
VA51	Goochland County, Virginia	0.2250000000%
VA52	Grayson County, Virginia	0.2240000000%
VA53	Greene County, Virginia	0.1780000000%
VA54	Greensville County, Virginia	0.1240000000%
VA55	Halifax County, Virginia	0.3530000000%
VA56	Hampton City, Virginia	1.5380000000%
VA57	Hanover County, Virginia	1.0790000000%
VA58	Harrisonburg City, Virginia	0.5230000000%
VA59	Henrico County, Virginia	4.4730000000%
VA60	Henry County, Virginia	1.2200000000%
VA61	Highland County, Virginia	0.0230000000%
VA62	Hopewell City, Virginia	0.3440000000%
VA63	Isle of Wight County, Virginia	0.3560000000%
VA64	James City County, Virginia	0.6120000000%
VA65	King and Queen County, Virginia	0.0720000000%
VA66	King George County, Virginia	0.3060000000%
VA67	King William County, Virginia	0.1780000000%
VA68	Lancaster County, Virginia	0.1350000000%
VA69	Lee County, Virginia	0.5560000000%
VA70	Lexington City, Virginia	0.0930000000%
VA71	Loudoun County, Virginia	2.5670000000%
VA72	Louisa County, Virginia	0.4490000000%
VA73	Lunenburg County, Virginia	0.0880000000%
VA74	Lynchburg City, Virginia	0.8160000000%
VA75	Madison County, Virginia	0.1630000000%
VA76	Manassas City, Virginia	0.4520000000%
VA77	Manassas Park City, Virginia	0.0950000000%
VA78	Martinsville City, Virginia	0.4940000000%
VA79	Mathews County, Virginia	0.0880000000%
VA80	Mecklenburg County, Virginia	0.3440000000%
VA81	Middlesex County, Virginia	0.1080000000%
VA82	Montgomery County, Virginia	1.2050000000%
VA83	Nelson County, Virginia	0.1470000000%
VA84	New Kent County, Virginia	0.1560000000%
VA85	Newport News City, Virginia	2.0470000000%
VA86	Norfolk City, Virginia	3.3880000000%
VA87	Northampton County, Virginia	0.1220000000%
VA88	Northumberland County, Virginia	0.1290000000%
VA89	Norton City, Virginia	0.1100000000%
VA90	Nottoway County, Virginia	0.1330000000%
VA91	Orange County, Virginia	0.6380000000%
VA92	Page County, Virginia	0.4100000000%
VA93	Patrick County, Virginia	0.3290000000%
VA94	Petersburg City, Virginia	0.3950000000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
VA95	Pittsylvania County, Virginia	0.7500000000%
VA96	Poquoson City, Virginia	0.1860000000%
VA97	Portsmouth City, Virginia	1.9370000000%
VA98	Powhatan County, Virginia	0.2620000000%
VA99	Prince Edward County, Virginia	0.1900000000%
VA100	Prince George County, Virginia	0.3510000000%
VA101	Prince William County, Virginia	3.5560000000%
VA102	Pulaski County, Virginia	1.0610000000%
VA103	Radford City, Virginia	0.2470000000%
VA104	Rappahannock County, Virginia	0.0910000000%
VA105	Richmond City, Virginia	4.2250000000%
VA106	Richmond County, Virginia	0.0840000000%
VA107	Roanoke City, Virginia	1.8590000000%
VA108	Roanoke County, Virginia	1.4980000000%
VA109	Rockbridge County, Virginia	0.2350000000%
VA110	Rockingham County, Virginia	0.6140000000%
VA111	Russell County, Virginia	1.0640000000%
VA112	Salem City, Virginia	0.7860000000%
VA113	Scott County, Virginia	0.4210000000%
VA114	Shenandoah County, Virginia	0.6600000000%
VA115	Smyth County, Virginia	0.5920000000%
VA116	Southampton County, Virginia	0.1370000000%
VA117	Spotsylvania County, Virginia	1.4170000000%
VA118	Stafford County, Virginia	1.4430000000%
VA119	Staunton City, Virginia	0.4400000000%
VA120	Suffolk City, Virginia	0.7100000000%
VA121	Surry County, Virginia	0.0580000000%
VA122	Sussex County, Virginia	0.0810000000%
VA123	Tazewell County, Virginia	1.6060000000%
VA124	Virginia Beach City, Virginia	4.8590000000%
VA125	Warren County, Virginia	0.7660000000%
VA126	Washington County, Virginia	0.9960000000%
VA127	Waynesboro City, Virginia	0.3630000000%
VA128	Westmoreland County, Virginia	0.2230000000%
VA129	Williamsburg City, Virginia	0.0860000000%
VA130	Winchester City, Virginia	0.6490000000%
VA131	Wise County, Virginia	1.7560000000%
VA132	Wythe County, Virginia	0.6420000000%
VA133	York County, Virginia	0.5610000000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
WI1	Adams County, Wisconsin	0.3270000000%
WI4	Ashland County, Wisconsin	0.2250000000%
WI7	Barron County, Wisconsin	0.4780000000%
WI8	Bayfield County, Wisconsin	0.1240000000%
WI13	Brown County, Wisconsin	2.9000000000%
WI15	Buffalo County, Wisconsin	0.1260000000%
WI17	Burnett County, Wisconsin	0.2240000000%
WI19	Calumet County, Wisconsin	0.3860000000%
WI21	Chippewa County, Wisconsin	0.6960000000%
WI23	Clark County, Wisconsin	0.2610000000%
WI24	Columbia County, Wisconsin	1.0760000000%
WI25	Crawford County, Wisconsin	0.1950000000%
WI26	Cudahy City, Wisconsin	0.0870000000%
WI27	Dane County, Wisconsin	8.2480000000%
WI30	Dodge County, Wisconsin	1.3020000000%
WI31	Door County, Wisconsin	0.2820000000%
WI32	Douglas County, Wisconsin	0.5540000000%
WI33	Dunn County, Wisconsin	0.4420000000%
WI35	Eau Claire County, Wisconsin	1.1770000000%
WI38	Florence County, Wisconsin	0.0530000000%
WI40	Fond Du Lac County, Wisconsin	1.1960000000%
WI41	Forest County, Wisconsin	0.1270000000%
WI43	Franklin City, Wisconsin	0.1550000000%
WI48	Grant County, Wisconsin	0.4980000000%
WI50	Green County, Wisconsin	0.4660000000%
WI51	Green Lake County, Wisconsin	0.2800000000%
WI53	Greenfield City, Wisconsin	0.1630000000%
WI61	Iowa County, Wisconsin	0.2790000000%
WI62	Iron County, Wisconsin	0.0610000000%
WI63	Jackson County, Wisconsin	0.2360000000%
WI65	Jefferson County, Wisconsin	1.0510000000%
WI66	Juneau County, Wisconsin	0.4380000000%
WI68	Kenosha City, Wisconsin	0.4840000000%
WI69	Kenosha County, Wisconsin	3.7120000000%
WI70	Kewaunee County, Wisconsin	0.1560000000%
WI72	La Crosse County, Wisconsin	1.6490000000%
WI73	Lafayette County, Wisconsin	0.1340000000%
WI74	Langlade County, Wisconsin	0.3120000000%
WI75	Lincoln County, Wisconsin	0.3500000000%
WI80	Manitowoc County, Wisconsin	1.4030000000%
WI81	Marathon County, Wisconsin	1.2590000000%
WI82	Marinette City, Wisconsin	0.0320000000%
WI83	Marinette County, Wisconsin	0.5030000000%
WI84	Marquette County, Wisconsin	0.2460000000%
WI87	Menominee County, Wisconsin	0.0800000000%
WI92	Milwaukee City, Wisconsin	7.8150000000%
WI93	Milwaukee County, Wisconsin	25.2210000000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
WI95	Monroe County, Wisconsin	0.6550000000%
WI96	Mount Pleasant Village, Wisconsin	0.1170000000%
WI100	Oak Creek City, Wisconsin	0.1660000000%
WI102	Oconto County, Wisconsin	0.3360000000%
WI104	Oneida County, Wisconsin	0.5260000000%
WI107	Outagamie County, Wisconsin	1.8360000000%
WI108	Ozaukee County, Wisconsin	1.0360000000%
WI109	Pepin County, Wisconsin	0.0550000000%
WI111	Pierce County, Wisconsin	0.3870000000%
WI113	Pleasant Prairie Village, Wisconsin	0.0590000000%
WI118	Portage County, Wisconsin	0.7290000000%
WI119	Price County, Wisconsin	0.1490000000%
WI121	Racine County, Wisconsin	3.2080000000%
WI123	Richland County, Wisconsin	0.2180000000%
WI125	Rock County, Wisconsin	2.9470000000%
WI126	Rusk County, Wisconsin	0.1590000000%
WI128	Sauk County, Wisconsin	1.2260000000%
WI129	Sawyer County, Wisconsin	0.2580000000%
WI130	Shawano County, Wisconsin	0.4180000000%
WI132	Sheboygan County, Wisconsin	1.4100000000%
WI134	South Milwaukee City, Wisconsin	0.0960000000%
WI135	St Croix County, Wisconsin	0.8290000000%
WI138	Sturtevant Village, Wisconsin	0.0180000000%
WI141	Superior City, Wisconsin	0.0890000000%
WI143	Taylor County, Wisconsin	0.1590000000%
WI145	Trempealeau County, Wisconsin	0.3200000000%
WI147	Union Grove Village, Wisconsin	0.0070000000%
WI148	Vernon County, Wisconsin	0.3220000000%
WI150	Vilas County, Wisconsin	0.4680000000%
WI151	Walworth County, Wisconsin	1.5730000000%
WI152	Washburn County, Wisconsin	0.1850000000%
WI153	Washington County, Wisconsin	1.9910000000%
WI156	Waukesha County, Wisconsin	6.0350000000%
WI158	Waupaca County, Wisconsin	0.6060000000%
WI161	Waushara County, Wisconsin	0.2310000000%
WI162	Wauwatosa City, Wisconsin	0.3090000000%
WI163	West Allis City, Wisconsin	0.3780000000%
WI168	Winnebago County, Wisconsin	2.1760000000%
WI170	Wood County, Wisconsin	0.8420000000%
WI171	Yorkville Town, Wisconsin	0.0020000000%

FINAL AGREEMENT 3.25.22
EXHIBITS C AND G AS OF 4.29.22

Allocations are subject to change pursuant to a State-Subdivision
Agreement, Allocation Statute, Statutory Trust, or voluntary redistribution.

Subdivisions with Consolidated Allocations - Qualified Subdivisions Only

State ID	Qualifying Subdivision	Consolidated State Allocation
WY1	Albany County, Wyoming	1.6329876137%
WY2	Big Horn County, Wyoming	3.0324432485%
WY3	Campbell County, Wyoming	4.4393335213%
WY4	Carbon County, Wyoming	3.6968556043%
WY5	Casper City, Wyoming	7.3503611059%
WY6	Cheyenne City, Wyoming	1.2286265328%
WY7	Converse County, Wyoming	1.8962432493%
WY8	Crook County, Wyoming	0.5448669885%
WY9	Evanston City, Wyoming	1.9702405199%
WY10	Fremont County, Wyoming	6.7374838437%
WY11	Gillette City, Wyoming	1.7410635670%
WY12	Goshen County, Wyoming	1.6361202905%
WY13	Green River City, Wyoming	0.6122218672%
WY14	Hot Springs County, Wyoming	0.8557309329%
WY15	Jackson Town, Wyoming	0.5598544963%
WY16	Johnson County, Wyoming	0.9322427236%
WY17	Laramie City, Wyoming	3.4181078811%
WY18	Laramie County, Wyoming	15.5855269922%
WY19	Lincoln County, Wyoming	3.1228011914%
WY20	Natrona County, Wyoming	7.9000169472%
WY21	Niobrara County, Wyoming	0.1540280861%
WY22	Park County, Wyoming	5.7964268009%
WY23	Platte County, Wyoming	1.7507027157%
WY24	Riverton City, Wyoming	1.2744483314%
WY25	Rock Springs City, Wyoming	1.5261479738%
WY26	Sheridan City, Wyoming	0.3405187102%
WY27	Sheridan County, Wyoming	3.9149494912%
WY28	Sublette County, Wyoming	0.7136740477%
WY29	Sweetwater County, Wyoming	7.6391306020%
WY30	Teton County, Wyoming	1.3290900349%
WY31	Uinta County, Wyoming	4.3911508108%
WY32	Washakie County, Wyoming	1.5007597928%
WY33	Weston County, Wyoming	0.7758434851%

FINAL AGREEMENT 3.25.22

EXHIBIT H

Participation Tier Determination1

Participation Tier[2]	Number of Settling States as of the Reference Date (or as of the Payment Date, beginning in Payment Year 3)[3]	Percentage of Litigating Subdivisions
in Settling States that are
Participating Subdivisions
and/or Subdivisions Subject to a
Bar, Case-Specific Resolution, or
Settlement Class Resolution
in effect as of the Reference Date (or
as of the Payment Date, beginning in
Payment Year 3)4 5 (“Percentage of
Litigating Subdivisions”)	Percentage of
Primary Subdivisions that are Non-Litigating
Subdivisions in Settling States that are
Participating
Subdivisions and/or Subdivisions Subject
to a Bar, Case-Specific Resolution, or
Settlement Class
Resolution in effect as of the Reference Date
(or as of the Payment Date, beginning in
Payment Year 3) (“Percentage of Non-
			Litigating Subdivisions”)
1	44 out of 49	95%	90% (Primary Subdivisions only)
2	45 out of 49	96%	96% (Primary Subdivisions only)
3	46 out of 49	97%	97% (Primary Subdivisions only)
4	48 out of 49	98%	97% (Primary Subdivisions only)

1	For the avoidance of doubt, the determinations that a sufficient number of states have agreed to be Settling States and there has been sufficient resolution of the Claims of the Litigating Subdivisions in the Settling States as described in the preamble, Section II.A and Section VIII.A remain in the sole discretion of the Settling Distributors.

2	In order to qualify for the relevant tier, the minimum amounts listed in each of the “Number of Settling States,” “Percentage of Litigating Subdivisions,” and “Percentage of Non-Litigating Primary Subdivisions” columns must be met or surpassed.

3	For the sole purpose of the Participation Tier determination under this Exhibit H, the States used to calculate each criterion (including the Percentage of Litigating Subdivisions and Percentage of Non-Litigating Subdivisions) will include each of the 50 states in the United States, except West Virginia, for a total of 49 states. For the avoidance of doubt, notwithstanding the definition of “State” in Section I.TTT or Exhibit F, neither Washington, D.C., nor any territory of the United States will be included for purposes of determining the participation tier under this Exhibit H.

4	School Districts, Health Districts, Hospital Districts, Library Districts and Fire Districts that satisfy the definition of Litigating Subdivision will be included for purposes of determining the Percentage of Litigating Subdivisions. These categories of Special District shall have their population measured as set forth in Section XIV.B. Any other Special Districts that satisfy the definition of Litigating Subdivisions will not be included for purposes of calculating the Participation Tier.

The Percentage of Litigating Subdivisions and Percentage of Non-Litigating Primary Subdivisions will be calculated as follows: each Litigating Subdivision and each Non-Litigating Subdivision in the 49 states used to calculate the Participation Tier will be assigned a metric reflecting both population and severity (the “Population-Severity Metric”). The Population- Severity Metric shall be the Subdivision's population plus the Subdivision's population multiplied by the severity factor for the State of the Subdivision (the severity factors for each State are attached as Exhibit X hereto) and then divided in two, thus giving fifty percent (50%) weight to each of population and population multiplied by the severity factor. The denominator for each Percentage shall be the sum total of the Population-Severity Metric for all the Subdivisions in the relevant category (Litigating Subdivisions or Non-Litigating Primary Subdivisions) in the Settling States, notwithstanding that persons may be included within the population (and therefore the Population-Severity Metric) of more than one Subdivision. The numerator will be the sum total of the Population-Severity Metrics of all Subdivisions in the relevant category of Subdivision (i.e., Litigating Subdivisions or Non-Litigating Subdivisions that are also Primary Subdivisions) in the Settling States that are either Participating Subdivisions or are subject to a Bar, Case-Specific Resolution, or Settlement Class Resolution, notwithstanding that persons may be included within the population of more than one Subdivision. An

H-1

FINAL AGREEMENT 3.25.22

individual Litigating Subdivision shall not be included more than once in the numerator, and shall not be included more than once in the denominator, of the calculation regardless if it (or any of its officials) is named as multiple plaintiffs in the same lawsuit; provided, however, that for the avoidance of doubt, no Litigating Subdivision will be excluded from the numerator or denominator under this sentence unless a Litigating Subdivision otherwise counted in the denominator has the authority to release the Claims (consistent with Section XI) of the Litigating Subdivision to be excluded.

For the avoidance of doubt, Subdivisions in Non-Settling States are excluded from both the denominator and numerator of the calculations for the Percentage of Litigating Subdivisions and Percentage of Non-Litigating Primary Subdivisions.

5	During the period when the Participation Tier is redetermined annually, Later Participating Subdivisions described in Section VII.E.3 or Section VII.E.4 shall not be included as Participating Subdivisions, and for Subdivisions subject to a Bar, Case-Specific Resolution, or Settlement Class Resolution to be included, the Bar, Case-Specific Resolution, or Settlement Class Resolution must have been in effect both as of the relevant Payment Date and for the entire period since the prior Payment Date.

H-2

FINAL AGREEMENT 3.25.22

EXHIBIT I

Primary Subdivisions16

1.	Anchorage municipality, Alaska *
2.	Fairbanks city, Alaska *
3.	Fairbanks North Star Borough, Alaska *
4.	Juneau city and borough, Alaska *
5.	Kenai Peninsula Borough, Alaska *
6.	Matanuska-Susitna Borough, Alaska *
7.	Ketchikan Gateway Borough, Alaska
8.	Kodiak Island Borough, Alaska
9.	Wasilla city, Alaska
10.	Apache County, Arizona *
11.	Apache Junction city, Arizona *
12.	Avondale city, Arizona *
13.	Buckeye city, Arizona *
14.	Bullhead City city, Arizona *
15.	Casa Grande city, Arizona *
16.	Chandler city, Arizona *
17.	Cochise County, Arizona *
18.	Coconino County, Arizona *
19.	El Mirage city, Arizona *
20.	Flagstaff city, Arizona *
21.	Gila County, Arizona *
22.	Gilbert town, Arizona *
23.	Glendale city, Arizona *
24.	Goodyear city, Arizona *
25.	Graham County, Arizona *
26.	Kingman city, Arizona *
27.	Lake Havasu City city, Arizona *
28.	Marana town, Arizona *
29.	Maricopa city, Arizona *
30.	Maricopa County, Arizona *
31.	Mesa city, Arizona *
32.	Mohave County, Arizona *
33.	Navajo County, Arizona *
34.	Oro Valley town, Arizona *
35.	Peoria city, Arizona *
36.	Phoenix city, Arizona *
37.	Pima County, Arizona *

38.	Pinal County, Arizona *
39.	Prescott city, Arizona *
40.	Prescott Valley town, Arizona *
41.	Queen Creek town, Arizona *
42.	Sahuarita town, Arizona *
43.	San Luis city, Arizona *
44.	Santa Cruz County, Arizona *
45.	Scottsdale city, Arizona *
46.	Sierra Vista city, Arizona *
47.	Surprise city, Arizona *
48.	Tempe city, Arizona *
49.	Tucson city, Arizona *
50.	Yavapai County, Arizona *
51.	Yuma city, Arizona *
52.	Yuma County, Arizona *
53.	Camp Verde town, Arizona
54.	Chino Valley town, Arizona
55.	Coolidge city, Arizona
56.	Cottonwood city, Arizona
57.	Douglas city, Arizona
58.	Eloy city, Arizona
59.	Florence town, Arizona
60.	Fountain Hills town, Arizona
61.	La Paz County, Arizona
62.	Nogales city, Arizona
63.	Paradise Valley town, Arizona
64.	Payson town, Arizona
65.	Sedona city, Arizona
66.	Show Low city, Arizona
67.	Somerton city, Arizona
68.	Baxter County, Arkansas *
69.	Benton city, Arkansas *
70.	Benton County, Arkansas *
71.	Bentonville city, Arkansas *
72.	Boone County, Arkansas *
73.	Conway city, Arkansas *
74.	Craighead County, Arkansas *
75.	Crawford County, Arkansas *
76.	Crittenden County, Arkansas *
77.	Faulkner County, Arkansas *
78.	Fayetteville city, Arkansas *
79.	Fort Smith city, Arkansas *
80.	Garland County, Arkansas *
81.	Greene County, Arkansas *

82.	Hot Spring County, Arkansas *
83.	Hot Springs city, Arkansas *
84.	Independence County, Arkansas *
85.	Jefferson County, Arkansas *
86.	Jonesboro city, Arkansas *
87.	Little Rock city, Arkansas *
88.	Lonoke County, Arkansas *
89.	Miller County, Arkansas *
90.	Mississippi County, Arkansas *
91.	North Little Rock city, Arkansas *
92.	Pine Bluff city, Arkansas *
93.	Pope County, Arkansas *
94.	Pulaski County, Arkansas *
95.	Rogers city, Arkansas *
96.	Saline County, Arkansas *
97.	Sebastian County, Arkansas *
98.	Sherwood city, Arkansas *
99.	Springdale city, Arkansas *
100.	Union County, Arkansas *
101.	Washington County, Arkansas *
102.	White County, Arkansas *
103.	Arkadelphia city, Arkansas
104.	Arkansas County, Arkansas
105.	Ashley County, Arkansas
106.	Batesville city, Arkansas
107.	Bella Vista city, Arkansas
108.	Blytheville city, Arkansas
109.	Bradley County, Arkansas
110.	Bryant city, Arkansas
111.	Cabot city, Arkansas
112.	Camden city, Arkansas
113.	Carroll County, Arkansas
114.	Centerton city, Arkansas
115.	Chicot County, Arkansas
116.	Clark County, Arkansas
117.	Clay County, Arkansas
118.	Cleburne County, Arkansas
119.	Columbia County, Arkansas
120.	Conway County, Arkansas
121.	Cross County, Arkansas
122.	Desha County, Arkansas

16 Entities denoted with an asterisk (*) indicate a population of greater than 30,000 for purposes of the definition of Primary Subdivision as it relates to Incentive Payment C.

FINAL AGREEMENT 3.25.22

123.	Drew County, Arkansas
124.	El Dorado city, Arkansas
125.	Forrest City city, Arkansas
126.	Franklin County, Arkansas
127.	Fulton County, Arkansas
128.	Grant County, Arkansas
129.	Harrison city, Arkansas
130.	Helena-West Helena city, Arkansas
131.	Hempstead County, Arkansas
132.	Howard County, Arkansas
133.	Izard County, Arkansas
134.	Jackson County, Arkansas
135.	Jacksonville city, Arkansas
136.	Johnson County, Arkansas
137.	Lawrence County, Arkansas
138.	Lincoln County, Arkansas
139.	Little River County, Arkansas
140.	Logan County, Arkansas
141.	Madison County, Arkansas
142.	Magnolia city, Arkansas
143.	Malvern city, Arkansas
144.	Marion city, Arkansas
145.	Marion County, Arkansas
146.	Maumelle city, Arkansas
147.	Mountain Home city, Arkansas
148.	Ouachita County, Arkansas
149.	Paragould city, Arkansas
150.	Perry County, Arkansas
151.	Phillips County, Arkansas
152.	Pike County, Arkansas
153.	Poinsett County, Arkansas
154.	Polk County, Arkansas
155.	Randolph County, Arkansas
156.	Russellville city, Arkansas
157.	Scott County, Arkansas
158.	Searcy city, Arkansas
159.	Sevier County, Arkansas
160.	Sharp County, Arkansas
161.	Siloam Springs city, Arkansas
162.	St. Francis County, Arkansas
163.	Stone County, Arkansas
164.	Texarkana city, Arkansas
165.	Van Buren city, Arkansas
166.	Van Buren County, Arkansas
167.	West Memphis city, Arkansas
168.	Yell County, Arkansas
169.	Adelanto city, California *
170.	Alameda city, California *
171.	Alameda County, California *
172.	Alhambra city, California *
173.	Aliso Viejo city, California *
174.	Amador County, California *
175.	Anaheim city, California *

176.	Antioch city, California *
177.	Apple Valley town, California *
178.	Arcadia city, California *
179.	Atascadero city, California *
180.	Azusa city, California *
181.	Bakersfield city, California *
182.	Baldwin Park city, California *
183.	Banning city, California *
184.	Beaumont city, California *
185.	Bell city, California *
186.	Bell Gardens city, California *
187.	Bellflower city, California *
188.	Berkeley city, California *
189.	Beverly Hills city, California *
190.	Brea city, California *
191.	Brentwood city, California *
192.	Buena Park city, California *
193.	Burbank city, California *
194.	Burlingame city, California *
195.	Butte County, California *
196.	Calaveras County, California *
197.	Calexico city, California *
198.	Camarillo city, California *
199.	Campbell city, California *
200.	Carlsbad city, California *
201.	Carson city, California *
202.	Cathedral City city, California *
203.	Ceres city, California *
204.	Cerritos city, California *
205.	Chico city, California *
206.	Chino city, California *
207.	Chino Hills city, California *
208.	Chula Vista city, California *
209.	Citrus Heights city, California *
210.	Claremont city, California *
211.	Clovis city, California *
212.	Coachella city, California *
213.	Colton city, California *
214.	Compton city, California *
215.	Concord city, California *
216.	Contra Costa County, California *
217.	Corona city, California *
218.	Costa Mesa city, California *
219.	Covina city, California *
220.	Culver City city, California *
221.	Cupertino city, California *
222.	Cypress city, California *
223.	Daly City city, California *
224.	Dana Point city, California *
225.	Danville town, California *

226.	Davis city, California *
227.	Delano city, California *
228.	Diamond Bar city, California *
229.	Downey city, California *
230.	Dublin city, California *
231.	Eastvale city, California *
232.	El Cajon city, California *
233.	El Centro city, California *
234.	El Dorado County, California *
235.	El Monte city, California *
236.	El Paso de Robles (Paso Robles) city, California *
237.	Elk Grove city, California *
238.	Encinitas city, California *
239.	Escondido city, California *
240.	Fairfield city, California *
241.	Folsom city, California *
242.	Fontana city, California *
243.	Foster City city, California *
244.	Fountain Valley city, California *
245.	Fremont city, California *
246.	Fresno city, California *
247.	Fresno County, California *
248.	Fullerton city, California *
249.	Garden Grove city, California *
250.	Gardena city, California *
251.	Gilroy city, California *
252.	Glendale city, California *
253.	Glendora city, California *
254.	Goleta city, California *
255.	Hanford city, California *
256.	Hawthorne city, California *
257.	Hayward city, California *
258.	Hemet city, California *
259.	Hesperia city, California *
260.	Highland city, California *
261.	Hollister city, California *
262.	Humboldt County, California *
263.	Huntington Beach city, California *
264.	Huntington Park city, California *
265.	Imperial County, California *
266.	Indio city, California *
267.	Inglewood city, California *
268.	Irvine city, California *
269.	Jurupa Valley city, California*
270.	Kern County, California *
271.	Kings County, California *
272.	La Habra city, California *

FINAL AGREEMENT 3.25.22

273.	La Mesa city, California *
274.	La Mirada city, California *
275.	La Puente city, California *
276.	La Quinta city, California *
277.	La Verne city, California *
278.	Laguna Hills city, California *
279.	Laguna Niguel city, California *
280.	Lake County, California *
281.	Lake Elsinore city, California *
282.	Lake Forest city, California *
283.	Lakewood city, California *
284.	Lancaster city, California *
285.	Lassen County, California *
286.	Lawndale city, California *
287.	Lincoln city, California *
288.	Livermore city, California *
289.	Lodi city, California *
290.	Lompoc city, California *
291.	Long Beach city, California *
292.	Los Altos city, California *
293.	Los Angeles city, California *
294.	Los Angeles County, California *
295.	Los Banos city, California *
296.	Los Gatos town, California *
297.	Lynwood city, California *
298.	Madera city, California *
299.	Madera County, California *
300.	Manhattan Beach city, California *
301.	Manteca city, California *
302.	Marin County, California *
303.	Martinez city, California *
304.	Mendocino County, California *
305.	Menifee city, California *
306.	Menlo Park city, California *
307.	Merced city, California *
308.	Merced County, California *
309.	Milpitas city, California *
310.	Mission Viejo city, California *
311.	Modesto city, California *
312.	Monrovia city, California *
313.	Montclair city, California *
314.	Montebello city, California *
315.	Monterey County, California *
316.	Monterey Park city, California *
317.	Moorpark city, California *
318.	Moreno Valley city, California *
319.	Morgan Hill city, California *

320.	Mountain View city,
California *
321.	Murrieta city, California *
322.	Napa city, California *
323.	Napa County, California *
324.	National City city, California *
325.	Nevada County, California *
326.	Newark city, California *
327.	Newport Beach city, California *
328.	Norwalk city, California *
329.	Novato city, California *
330.	Oakland city, California *
331.	Oakley city, California *
332.	Oceanside city, California *
333.	Ontario city, California *
334.	Orange city, California *
335.	Orange County, California *
336.	Oxnard city, California *
337.	Pacifica city, California *
338.	Palm Desert city, California *
339.	Palm Springs city, California *
340.	Palmdale city, California *
341.	Palo Alto city, California *
342.	Paramount city, California *
343.	Pasadena city, California *
344.	Perris city, California *
345.	Petaluma city, California *
346.	Pico Rivera city, California *
347.	Pittsburg city, California *
348.	Placentia city, California *
349.	Placer County, California *
350.	Pleasant Hill city, California *
351.	Pleasanton city, California *
352.	Pomona city, California *
353.	Porterville city, California *
354.	Poway city, California *
355.	Rancho Cordova city, California *
356.	Rancho Cucamonga city, California *
357.	Rancho Palos Verdes city, California *
358.	Rancho Santa Margarita city, California *
359.	Redding city, California *
360.	Redlands city, California *
361.	Redondo Beach city, California *
362.	Redwood City city, California *
363.	Rialto city, California *
364.	Richmond city, California *
365.	Riverside city, California *
366.	Riverside County, California *

367.	Rocklin city, California *
368.	Rohnert Park city, California *
369.	Rosemead city, California *
370.	Roseville city, California *
371.	Sacramento city, California *
372.	Sacramento County, California *
373.	Salinas city, California *
374.	San Benito County, California *
375.	San Bernardino city, California *
376.	San Bernardino County, California *
377.	San Bruno city, California *
378.	San Buenaventura (Ventura) city, California *
379.	San Carlos city, California *
380.	San Clemente city, California *
381.	San Diego city, California *
382.	San Diego County, California *
383.	San Dimas city, California *
384.	San Francisco city / San Francisco County, California *
385.	San Gabriel city, California *
386.	San Jacinto city, California *
387.	San Joaquin County, California *
388.	San Jose city, California *
389.	San Juan Capistrano city, California *
390.	San Leandro city, California *
391.	San Luis Obispo city, California *
392.	San Luis Obispo County, California *
393.	San Marcos city, California *
394.	San Mateo city, California *
395.	San Mateo County, California *
396.	San Pablo city, California *
397.	San Rafael city, California *
398.	San Ramon city, California *
399.	Santa Ana city, California *
400.	Santa Barbara city, California *
401.	Santa Barbara County, California *
402.	Santa Clara city, California *
403.	Santa Clara County, California *
404.	Santa Clarita city, California *
405.	Santa Cruz city, California *

FINAL AGREEMENT 3.25.22

406.	Santa Cruz County, California *
407.	Santa Maria city, California *
408.	Santa Monica city, California *
409.	Santa Rosa city, California *
410.	Santee city, California *
411.	Saratoga city, California *
412.	Seaside city, California *
413.	Shasta County, California *
414.	Simi Valley city, California *
415.	Siskiyou County, California *
416.	Solano County, California *
417.	Sonoma County, California *
418.	South Gate city, California *
419.	South San Francisco city, California *
420.	Stanislaus County, California *
421.	Stanton city, California *
422.	Stockton city, California *
423.	Sunnyvale city, California *
424.	Sutter County, California *
425.	Tehama County, California *
426.	Temecula city, California *
427.	Temple City city, California *
428.	Thousand Oaks city, California *
429.	Torrance city, California *
430.	Tracy city, California *
431.	Tulare city, California *
432.	Tulare County, California *
433.	Tuolumne County, California *
434.	Turlock city, California *
435.	Tustin city, California *
436.	Union City city, California *
437.	Upland city, California *
438.	Vacaville city, California *
439.	Vallejo city, California *
440.	Ventura County, California *
441.	Victorville city, California *
442.	Visalia city, California *
443.	Vista city, California *
444.	Walnut Creek city, California *
445.	Watsonville city, California *
446.	West Covina city, California *
447.	West Hollywood city, California *
448.	West Sacramento city, California *
449.	Westminster city, California *
450.	Whittier city, California *
451.	Wildomar city, California *

452.	Woodland city, California *
453.	Yolo County, California *
454.	Yorba Linda city, California *
455.	Yuba City city, California *
456.	Yuba County, California *
457.	Yucaipa city, California *
458.	Agoura Hills city, California
459.	Albany city, California
460.	American Canyon city, California
461.	Anderson city, California
462.	Arcata city, California
463.	Arroyo Grande city, California
464.	Artesia city, California
465.	Arvin city, California
466.	Atwater city, California
467.	Auburn city, California
468.	Avenal city, California
469.	Barstow city, California
470.	Belmont city, California
471.	Benicia city, California
472.	Blythe city, California
473.	Brawley city, California
474.	Calabasas city, California
475.	California City city, California
476.	Canyon Lake city, California
477.	Capitola city, California
478.	Carpinteria city, California
479.	Chowchilla city, California
480.	Clayton city, California
481.	Clearlake city, California
482.	Coalinga city, California
483.	Colusa County, California
484.	Commerce city, California
485.	Corcoran city, California
486.	Coronado city, California
487.	Cudahy city, California
488.	Del Norte County, California
489.	Desert Hot Springs city, California
490.	Dinuba city, California
491.	Dixon city, California
492.	Duarte city, California
493.	East Palo Alto city, California
494.	El Cerrito city, California
495.	El Segundo city, California
496.	Emeryville city, California
497.	Eureka city, California
498.	Exeter city, California
499.	Farmersville city, California
500.	Fillmore city, California
501.	Fortuna city, California
502.	Galt city, California
503.	Glenn County, California
504.	Grand Terrace city, California

505.	Grass Valley city, California
506.	Greenfield city, California
507.	Grover Beach city, California
508.	Half Moon Bay city, California
509.	Hawaiian Gardens city, California
510.	Healdsburg city, California
511.	Hercules city, California
512.	Hermosa Beach city, California
513.	Hillsborough town, California
514.	Imperial Beach city, California
515.	Imperial city, California
516.	Inyo County, California
517.	Kerman city, California
518.	King City city, California
519.	Kingsburg city, California
520.	La Cañada Flintridge city, California
521.	La Palma city, California
522.	Lafayette city, California
523.	Laguna Beach city, California
524.	Laguna Woods city, California
525.	Larkspur city, California
526.	Lathrop city, California
527.	Lemon Grove city, California
528.	Lemoore city, California
529.	Lindsay city, California
530.	Livingston city, California
531.	Loma Linda city, California
532.	Lomita city, California
533.	Los Alamitos city, California
534.	Malibu city, California
535.	Marina city, California
536.	Mariposa County, California
537.	Marysville city, California
538.	Maywood city, California
539.	McFarland city, California
540.	Mendota city, California
541.	Mill Valley city, California
542.	Millbrae city, California
543.	Mono County, California
544.	Monterey city, California
545.	Moraga town, California
546.	Morro Bay city, California
547.	Newman city, California
548.	Norco city, California
549.	Oakdale city, California
550.	Orange Cove city, California
551.	Orinda city, California
552.	Oroville city, California
553.	Pacific Grove city, California
554.	Palos Verdes Estates city, California

FINAL AGREEMENT 3.25.22

555.	Parlier city, California
556.	Patterson city, California
557.	Piedmont city, California
558.	Pinole city, California
559.	Placerville city, California
560.	Plumas County, California
561.	Port Hueneme city, California
562.	Rancho Mirage city, California
563.	Red Bluff city, California
564.	Reedley city, California
565.	Ridgecrest city, California
566.	Ripon city, California
567.	Riverbank city, California
568.	San Anselmo town, California
569.	San Fernando city, California
570.	San Marino city, California
571.	Sanger city, California
572.	Santa Fe Springs city, California
573.	Santa Paula city, California
574.	Scotts Valley city, California
575.	Seal Beach city, California
576.	Selma city, California
577.	Shafter city, California
578.	Shasta Lake city, California
579.	Sierra Madre city, California
580.	Signal Hill city, California
581.	Solana Beach city, California
582.	Soledad city, California
583.	Sonoma city, California
584.	South El Monte city, California
585.	South Lake Tahoe city, California
586.	South Pasadena city, California
587.	Suisun City city, California
588.	Susanville city, California
589.	Tehachapi city, California
590.	Trinity County, California
591.	Truckee town, California
592.	Twentynine Palms city, California
593.	Ukiah city, California
594.	Walnut city, California
595.	Wasco city, California
596.	Windsor town, California
597.	Yucca Valley town, California
598.	Adams County, Colorado *
599.	Arapahoe County, Colorado *
600.	Arvada city, Colorado *
601.	Aurora city, Colorado *
602.	Boulder city, Colorado *
603.	Boulder County, Colorado *

604.	Brighton city, Colorado *
605.	Broomfield city / Broomfield County, Colorado *
606.	Castle Rock town, Colorado *
607.	Centennial city, Colorado *
608.	Colorado Springs city, Colorado *
609.	Commerce City city, Colorado *
610.	Delta County, Colorado *
611.	Denver city / Denver County, Colorado *
612.	Douglas County, Colorado *
613.	Eagle County, Colorado *
614.	El Paso County, Colorado *
615.	Englewood city, Colorado *
616.	Fort Collins city, Colorado *
617.	Fountain city, Colorado *
618.	Fremont County, Colorado *
619.	Garfield County, Colorado *
620.	Grand Junction city, Colorado *
621.	Greeley city, Colorado *
622.	Jefferson County, Colorado *
623.	La Plata County, Colorado *
624.	Lafayette city, Colorado *
625.	Lakewood city, Colorado *
626.	Larimer County, Colorado *
627.	Littleton city, Colorado *
628.	Longmont city, Colorado *
629.	Loveland city, Colorado *
630.	Mesa County, Colorado *
631.	Montrose County, Colorado *
632.	Northglenn city, Colorado *
633.	Parker town, Colorado *
634.	Pueblo city, Colorado *
635.	Pueblo County, Colorado *
636.	Summit County, Colorado *
637.	Thornton city, Colorado *
638.	Weld County, Colorado *
639.	Westminster city, Colorado *
640.	Wheat Ridge city, Colorado *
641.	Windsor town, Colorado *
642.	Alamosa County, Colorado
643.	Archuleta County, Colorado
644.	Cañon City city, Colorado
645.	Castle Pines city, Colorado
646.	Chaffee County, Colorado
647.	Durango city, Colorado
648.	Elbert County, Colorado
649.	Erie town, Colorado
650.	Evans city, Colorado
651.	Federal Heights city, Colorado
652.	Firestone town, Colorado
653.	Fort Morgan city, Colorado

654.	Frederick town, Colorado
655.	Fruita city, Colorado
656.	Golden city, Colorado
657.	Grand County, Colorado
658.	Greenwood Village city, Colorado
659.	Gunnison County, Colorado
660.	Johnstown town, Colorado
661.	Las Animas County, Colorado
662.	Logan County, Colorado
663.	Lone Tree city, Colorado
664.	Louisville city, Colorado
665.	Moffat County, Colorado
666.	Montezuma County, Colorado
667.	Montrose city, Colorado
668.	Morgan County, Colorado
669.	Otero County, Colorado
670.	Park County, Colorado
671.	Pitkin County, Colorado
672.	Prowers County, Colorado
673.	Rio Grande County, Colorado
674.	Routt County, Colorado
675.	Steamboat Springs city, Colorado
676.	Sterling city, Colorado
677.	Superior town, Colorado
678.	Teller County, Colorado
679.	Wellington town, Colorado
680.	Yuma County, Colorado
681.	Bridgeport town / Bridgeport city, Connecticut *
682.	Bristol city / Bristol town, Connecticut *
683.	Danbury city / Danbury town, Connecticut *
684.	East Hartford town, Connecticut *
685.	Enfield town, Connecticut *
686.	Fairfield town, Connecticut *
687.	Glastonbury town, Connecticut *
688.	Greenwich town, Connecticut *
689.	Groton town, Connecticut *
690.	Hamden town, Connecticut *
691.	Hartford city / Hartford town, Connecticut *
692.	Manchester town, Connecticut *
693.	Meriden city / Meriden town, Connecticut *
694.	Middletown city / Middletown town, Connecticut *
695.	Milford city, Connecticut *
696.	Milford town, Connecticut *

FINAL AGREEMENT 3.25.22

697.	Naugatuck borough /
Naugatuck town, Connecticut *
698.	New Britain town / New
Britain city, Connecticut *
699.	New Haven town / New
Haven city, Connecticut *
700.	Newington town, Connecticut *
701.	Norwalk city / Norwalk town, Connecticut *
702.	Norwich city / Norwich town, Connecticut *
703.	Shelton city / Shelton town, Connecticut *
704.	Southington town, Connecticut *
705.	Stamford city / Stamford town, Connecticut *
706.	Stratford town, Connecticut *
707.	Torrington city / Torrington town, Connecticut *
708.	Trumbull town, Connecticut *
709.	Wallingford town, Connecticut *
710.	Waterbury city / Waterbury town, Connecticut *
711.	West Hartford town, Connecticut *
712.	West Haven city / West Haven town, Connecticut *
713.	Ansonia town / Ansonia city, Connecticut
714.	Avon town, Connecticut
715.	Berlin town, Connecticut
716.	Bethel town, Connecticut
717.	Bloomfield town, Connecticut
718.	Branford town, Connecticut
719.	Brookfield town, Connecticut
720.	Canton town, Connecticut
721.	Cheshire town, Connecticut
722.	Clinton town, Connecticut
723.	Colchester town, Connecticut
724.	Coventry town, Connecticut
725.	Cromwell town, Connecticut
726.	Darien town, Connecticut
727.	Derby city / Derby town, Connecticut
728.	East Hampton town, Connecticut
729.	East Haven town, Connecticut
730.	East Lyme town, Connecticut
731.	East Windsor town, Connecticut
732.	Ellington town, Connecticut

733.	Farmington town, Connecticut
734.	Granby town, Connecticut
735.	Griswold town, Connecticut
736.	Guilford town, Connecticut
737.	Killingly town, Connecticut
738.	Ledyard town, Connecticut
739.	Madison town, Connecticut
740.	Mansfield town, Connecticut
741.	Monroe town, Connecticut
742.	Montville town, Connecticut
743.	New Canaan town, Connecticut
744.	New Fairfield town, Connecticut
745.	New London city / New London town, Connecticut
746.	New Milford town, Connecticut
747.	Newtown town, Connecticut
748.	North Branford town, Connecticut
749.	North Haven town, Connecticut
750.	Old Saybrook town, Connecticut
751.	Orange town, Connecticut
752.	Oxford town, Connecticut
753.	Plainfield town, Connecticut
754.	Plainville town, Connecticut
755.	Plymouth town, Connecticut
756.	Ridgefield town, Connecticut
757.	Rocky Hill town, Connecticut
758.	Seymour town, Connecticut
759.	Simsbury town, Connecticut
760.	Somers town, Connecticut
761.	South Windsor town, Connecticut
762.	Southbury town, Connecticut
763.	Stafford town, Connecticut
764.	Stonington town, Connecticut
765.	Suffield town, Connecticut
766.	Tolland town, Connecticut
767.	Vernon town, Connecticut
768.	Waterford town, Connecticut
769.	Watertown town, Connecticut
770.	Weston town, Connecticut
771.	Westport town, Connecticut
772.	Wethersfield town, Connecticut
773.	Wilton town, Connecticut
774.	Winchester town, Connecticut
775.	Windham town, Connecticut
776.	Windsor Locks town, Connecticut
777.	Windsor town, Connecticut

778.	Wolcott town, Connecticut
779.	Dover city, Delaware *
780.	Kent County, Delaware *
781.	New Castle County, Delaware *
782.	Newark city, Delaware *
783.	Sussex County, Delaware *
784.	Wilmington city, Delaware *
785.	Middletown town, Delaware
786.	Milford city, Delaware
787.	Smyrna town, Delaware
788.	Alachua County, Florida *
789.	Altamonte Springs city, Florida *
790.	Apopka city, Florida *
791.	Aventura city, Florida *
792.	Bay County, Florida *
793.	Boca Raton city, Florida *
794.	Bonita Springs city, Florida *
795.	Boynton Beach city, Florida *
796.	Bradenton city, Florida *
797.	Brevard County, Florida *
798.	Broward County, Florida *
799.	Cape Coral city, Florida *
800.	Charlotte County, Florida *
801.	Citrus County, Florida *
802.	Clay County, Florida *
803.	Clearwater city, Florida *
804.	Clermont city, Florida *
805.	Coconut Creek city, Florida *
806.	Collier County, Florida *
807.	Columbia County, Florida *
808.	Cooper City city, Florida *
809.	Coral Gables city, Florida *
810.	Coral Springs city, Florida *
811.	Cutler Bay town, Florida *
812.	Dania Beach city, Florida *
813.	Davie town, Florida *
814.	Daytona Beach city, Florida *
815.	Deerfield Beach city, Florida *
816.	DeLand city, Florida *
817.	Delray Beach city, Florida *
818.	Deltona city, Florida *
819.	DeSoto County, Florida *
820.	Doral city, Florida *
821.	Dunedin city, Florida *
822.	Duval County / Jacksonville city, Florida *
823.	Escambia County, Florida *
824.	Estero village, Florida *
825.	Flagler County, Florida *
826.	Fort Lauderdale city, Florida *
827.	Fort Myers city, Florida *
828.	Fort Pierce city, Florida *
829.	Gadsden County, Florida *

FINAL AGREEMENT 3.25.22

830.	Gainesville city, Florida *
831.	Greenacres city, Florida *
832.	Hallandale Beach city, Florida *
833.	Hendry County, Florida *
834.	Hernando County, Florida *
835.	Hialeah city, Florida *
836.	Highlands County, Florida *
837.	Hillsborough County, Florida *
838.	Hollywood city, Florida *
839.	Homestead city, Florida *
840.	Indian River County, Florida *
841.	Jackson County, Florida *
842.	Jupiter town, Florida *
843.	Kissimmee city, Florida *
844.	Lake County, Florida *
845.	Lake Worth city, Florida *
846.	Lakeland city, Florida *
847.	Largo city, Florida *
848.	Lauderdale Lakes city, Florida *
849.	Lauderhill city, Florida *
850.	Lee County, Florida *
851.	Leon County, Florida *
852.	Levy County, Florida *
853.	Manatee County, Florida *
854.	Margate city, Florida *
855.	Marion County, Florida *
856.	Martin County, Florida *
857.	Melbourne city, Florida *
858.	Miami Beach city, Florida *
859.	Miami city, Florida *
860.	Miami Gardens city, Florida *
861.	Miami Lakes town, Florida *
862.	Miami-Dade County, Florida *
863.	Miramar city, Florida *
864.	Monroe County, Florida *
865.	Nassau County, Florida *
866.	North Lauderdale city, Florida *
867.	North Miami Beach city, Florida *
868.	North Miami city, Florida *
869.	North Port city, Florida *
870.	Oakland Park city, Florida *
871.	Ocala city, Florida *
872.	Ocoee city, Florida *
873.	Okaloosa County, Florida *
874.	Okeechobee County, Florida *
875.	Orange County, Florida *
876.	Orlando city, Florida *
877.	Ormond Beach city, Florida *
878.	Osceola County, Florida *
879.	Oviedo city, Florida *

880.	Palm Bay city, Florida *
881.	Palm Beach County, Florida *
882.	Palm Beach Gardens city, Florida *
883.	Palm Coast city, Florida *
884.	Panama City city, Florida *
885.	Parkland city, Florida *
886.	Pasco County, Florida *
887.	Pembroke Pines city, Florida *
888.	Pensacola city, Florida *
889.	Pinellas County, Florida *
890.	Pinellas Park city, Florida *
891.	Plant City city, Florida *
892.	Plantation city, Florida *
893.	Polk County, Florida *
894.	Pompano Beach city, Florida *
895.	Port Orange city, Florida *
896.	Port St. Lucie city, Florida *
897.	Putnam County, Florida *
898.	Riviera Beach city, Florida *
899.	Royal Palm Beach village, Florida *
900.	Sanford city, Florida *
901.	Santa Rosa County, Florida *
902.	Sarasota city, Florida *
903.	Sarasota County, Florida *
904.	Seminole County, Florida *
905.	St. Cloud city, Florida *
906.	St. Johns County, Florida *
907.	St. Lucie County, Florida *
908.	St. Petersburg city, Florida *
909.	Sumter County, Florida *
910.	Sunrise city, Florida *
911.	Suwannee County, Florida *
912.	Tallahassee city, Florida *
913.	Tamarac city, Florida *
914.	Tampa city, Florida *
915.	Titusville city, Florida *
916.	Volusia County, Florida *
917.	Wakulla County, Florida *
918.	Walton County, Florida *
919.	Wellington village, Florida *
920.	West Palm Beach city, Florida *
921.	Weston city, Florida *
922.	Winter Garden city, Florida *
923.	Winter Haven city, Florida *
924.	Winter Park city, Florida *
925.	Winter Springs city, Florida *
926.	Atlantic Beach city, Florida
927.	Auburndale city, Florida
928.	Avon Park city, Florida
929.	Baker County, Florida
930.	Bartow city, Florida
931.	Belle Glade city, Florida

932.	Bradford County, Florida
933.	Calhoun County, Florida
934.	Callaway city, Florida
935.	Cape Canaveral city, Florida
936.	Casselberry city, Florida
937.	Cocoa Beach city, Florida
938.	Cocoa city, Florida
939.	Crestview city, Florida
940.	DeBary city, Florida
941.	Destin city, Florida
942.	Dixie County, Florida
943.	Edgewater city, Florida
944.	Eustis city, Florida
945.	Fernandina Beach city, Florida
946.	Florida City city, Florida
947.	Fort Walton Beach city, Florida
948.	Franklin County, Florida
949.	Fruitland Park city, Florida
950.	Gilchrist County, Florida
951.	Glades County, Florida
952.	Groveland city, Florida
953.	Gulf County, Florida
954.	Gulfport city, Florida
955.	Haines City city, Florida
956.	Hamilton County, Florida
957.	Hardee County, Florida
958.	Hialeah Gardens city, Florida
959.	Holly Hill city, Florida
960.	Holmes County, Florida
961.	Jacksonville Beach city, Florida
962.	Jefferson County, Florida
963.	Key Biscayne village, Florida
964.	Key West city, Florida
965.	Lady Lake town, Florida
966.	Lake City city, Florida
967.	Lake Mary city, Florida
968.	Lake Wales city, Florida
969.	Lantana town, Florida
970.	Leesburg city, Florida
971.	Lighthouse Point city, Florida
972.	Longwood city, Florida
973.	Lynn Haven city, Florida
974.	Madison County, Florida
975.	Maitland city, Florida
976.	Marco Island city, Florida
977.	Miami Shores village, Florida
978.	Miami Springs city, Florida
979.	Milton city, Florida
980.	Minneola city, Florida
981.	Mount Dora city, Florida
982.	Naples city, Florida
983.	New Port Richey city, Florida

FINAL AGREEMENT 3.25.22

984.	New Smyrna Beach city, Florida
985.	Niceville city, Florida
986.	North Palm Beach village, Florida
987.	Oldsmar city, Florida
988.	Opa-locka city, Florida
989.	Orange City city, Florida
990.	Palatka city, Florida
991.	Palm Springs village, Florida
992.	Palmetto Bay village, Florida
993.	Palmetto city, Florida
994.	Panama City Beach city, Florida
995.	Pinecrest village, Florida
996.	Punta Gorda city, Florida
997.	Rockledge city, Florida
998.	Safety Harbor city, Florida
999.	Satellite Beach city, Florida
1000.	Sebastian city, Florida
1001.	Sebring city, Florida
1002.	Seminole city, Florida
1003.	South Daytona city, Florida
1004.	South Miami city, Florida
1005.	St. Augustine city, Florida
1006.	Stuart city, Florida
1007.	Sunny Isles Beach city, Florida
1008.	Sweetwater city, Florida
1009.	Tarpon Springs city, Florida
1010.	Tavares city, Florida
1011.	Taylor County, Florida
1012.	Temple Terrace city, Florida
1013.	Union County, Florida
1014.	Venice city, Florida
1015.	Vero Beach city, Florida
1016.	Washington County, Florida
1017.	West Melbourne city, Florida
1018.	West Park city, Florida
1019.	Wilton Manors city, Florida
1020.	Zephyrhills city, Florida
1021.	Albany city, Georgia *
1022.	Alpharetta city, Georgia *
1023.	Athens-Clarke County unified government, Georgia *
1024.	Atlanta city, Georgia *
1025.	Augusta-Richmond County consolidated government, Georgia *
1026.	Baldwin County, Georgia *
1027.	Barrow County, Georgia *
1028.	Bartow County, Georgia *
1029.	Brookhaven city, Georgia *
1030.	Bryan County, Georgia *
1031.	Bulloch County, Georgia *

1032.	Camden County, Georgia *
1033.	Canton city, Georgia *
1034.	Carroll County, Georgia *
1035.	Catoosa County, Georgia *
1036.	Chamblee city, Georgia *
1037.	Chatham County, Georgia *
1038.	Cherokee County, Georgia *
1039.	Clayton County, Georgia *
1040.	Cobb County, Georgia *
1041.	Coffee County, Georgia *
1042.	Colquitt County, Georgia *
1043.	Columbia County, Georgia *
1044.	Columbus city, Georgia *
1045.	Coweta County, Georgia *
1046.	Dalton city, Georgia *
1047.	DeKalb County, Georgia *
1048.	Dougherty County, Georgia *
1049.	Douglas County, Georgia *
1050.	Douglasville city, Georgia *
1051.	Dunwoody city, Georgia *
1052.	East Point city, Georgia *
1053.	Effingham County, Georgia *
1054.	Fayette County, Georgia *
1055.	Floyd County, Georgia *
1056.	Forsyth County, Georgia *
1057.	Fulton County, Georgia *
1058.	Gainesville city, Georgia *
1059.	Gilmer County, Georgia *
1060.	Glynn County, Georgia *
1061.	Gordon County, Georgia *
1062.	Gwinnett County, Georgia *
1063.	Habersham County, Georgia *
1064.	Hall County, Georgia *
1065.	Harris County, Georgia *
1066.	Henry County, Georgia *
1067.	Hinesville city, Georgia *
1068.	Houston County, Georgia *
1069.	Jackson County, Georgia *
1070.	Johns Creek city, Georgia *
1071.	Kennesaw city, Georgia *
1072.	LaGrange city, Georgia *
1073.	Laurens County, Georgia *
1074.	Lawrenceville city, Georgia *
1075.	Liberty County, Georgia *
1076.	Lowndes County, Georgia *
1077.	Lumpkin County, Georgia *
1078.	Macon-Bibb County, Georgia *
1079.	Marietta city, Georgia *
1080.	Milton city, Georgia *
1081.	Murray County, Georgia *
1082.	Newnan city, Georgia *
1083.	Newton County, Georgia *
1084.	Oconee County, Georgia *
1085.	Paulding County, Georgia *
1086.	Peachtree City city, Georgia *
1087.	Peachtree Corners city, Georgia *
1088.	Pickens County, Georgia *
1089.	Polk County, Georgia *
1090.	Rockdale County, Georgia *
1091.	Rome city, Georgia *
1092.	Roswell city, Georgia *
1093.	Sandy Springs city, Georgia *
1094.	Savannah city, Georgia *
1095.	Smyrna city, Georgia *
1096.	South Fulton city, Georgia *
1097.	Spalding County, Georgia *
1098.	Statesboro city, Georgia *
1099.	Stonecrest city, Georgia *
1100.	Thomas County, Georgia *
1101.	Tift County, Georgia *
1102.	Troup County, Georgia *
1103.	Tucker city, Georgia *
1104.	Valdosta city, Georgia *
1105.	Walker County, Georgia *
1106.	Walton County, Georgia *
1107.	Ware County, Georgia *
1108.	Warner Robins city, Georgia *
1109.	White County, Georgia *
1110.	Whitfield County, Georgia *
1111.	Woodstock city, Georgia *
1112.	Acworth city, Georgia
1113.	Americus city, Georgia
1114.	Appling County, Georgia
1115.	Bacon County, Georgia
1116.	Bainbridge city, Georgia
1117.	Banks County, Georgia
1118.	Ben Hill County, Georgia
1119.	Berrien County, Georgia
1120.	Bleckley County, Georgia
1121.	Brantley County, Georgia
1122.	Braselton town, Georgia
1123.	Brooks County, Georgia
1124.	Brunswick city, Georgia
1125.	Buford city, Georgia
1126.	Burke County, Georgia
1127.	Butts County, Georgia
1128.	Calhoun city, Georgia
1129.	Candler County, Georgia
1130.	Carrollton city, Georgia
1131.	Cartersville city, Georgia
1132.	Charlton County, Georgia
1133.	Chattooga County, Georgia
1134.	Clarkston city, Georgia
1135.	College Park city, Georgia
1136.	Conyers city, Georgia
1137.	Cook County, Georgia
1138.	Cordele city, Georgia
1139.	Covington city, Georgia

FINAL AGREEMENT 3.25.22

1140.	Crawford County, Georgia
1141.	Crisp County, Georgia
1142.	Cusseta-Chattahoochee County unified government, Georgia
1143.	Dade County, Georgia
1144.	Dallas city, Georgia
1145.	Dawson County, Georgia
1146.	Decatur city, Georgia
1147.	Decatur County, Georgia
1148.	Dodge County, Georgia
1149.	Dooly County, Georgia
1150.	Doraville city, Georgia
1151.	Douglas city, Georgia
1152.	Dublin city, Georgia
1153.	Duluth city, Georgia
1154.	Early County, Georgia
1155.	Elbert County, Georgia
1156.	Emanuel County, Georgia
1157.	Evans County, Georgia
1158.	Fairburn city, Georgia
1159.	Fannin County, Georgia
1160.	Fayetteville city, Georgia
1161.	Forest Park city, Georgia
1162.	Franklin County, Georgia
1163.	Grady County, Georgia
1164.	Greene County, Georgia
1165.	Griffin city, Georgia
1166.	Grovetown city, Georgia
1167.	Haralson County, Georgia
1168.	Hart County, Georgia
1169.	Heard County, Georgia
1170.	Holly Springs city, Georgia
1171.	Jasper County, Georgia
1172.	Jeff Davis County, Georgia
1173.	Jefferson city, Georgia
1174.	Jefferson County, Georgia
1175.	Jones County, Georgia
1176.	Kingsland city, Georgia
1177.	Lamar County, Georgia
1178.	Lanier County, Georgia
1179.	Lee County, Georgia
1180.	Lilburn city, Georgia
1181.	Loganville city, Georgia
1182.	Long County, Georgia
1183.	Macon County, Georgia
1184.	Madison County, Georgia
1185.	McDonough city, Georgia
1186.	McDuffie County, Georgia
1187.	McIntosh County, Georgia
1188.	Meriwether County, Georgia
1189.	Milledgeville city, Georgia
1190.	Mitchell County, Georgia
1191.	Monroe city, Georgia
1192.	Monroe County, Georgia

1193.	Morgan County, Georgia
1194.	Moultrie city, Georgia
1195.	Norcross city, Georgia
1196.	Oglethorpe County, Georgia
1197.	Peach County, Georgia
1198.	Perry city, Georgia
1199.	Pierce County, Georgia
1200.	Pike County, Georgia
1201.	Pooler city, Georgia
1202.	Powder Springs city, Georgia
1203.	Pulaski County, Georgia
1204.	Putnam County, Georgia
1205.	Rabun County, Georgia
1206.	Richmond Hill city, Georgia
1207.	Rincon city, Georgia
1208.	Riverdale city, Georgia
1209.	Screven County, Georgia
1210.	Snellville city, Georgia
1211.	St. Marys city, Georgia
1212.	Stephens County, Georgia
1213.	Stockbridge city, Georgia
1214.	Sugar Hill city, Georgia
1215.	Sumter County, Georgia
1216.	Suwanee city, Georgia
1217.	Tattnall County, Georgia
1218.	Telfair County, Georgia
1219.	Thomasville city, Georgia
1220.	Tifton city, Georgia
1221.	Toombs County, Georgia
1222.	Towns County, Georgia
1223.	Union City city, Georgia
1224.	Union County, Georgia
1225.	Upson County, Georgia
1226.	Vidalia city, Georgia
1227.	Villa Rica city, Georgia
1228.	Washington County, Georgia
1229.	Waycross city, Georgia
1230.	Wayne County, Georgia
1231.	Winder city, Georgia
1232.	Worth County, Georgia
1233.	Hawaii County, Hawaii *
1234.	Honolulu County, Hawaii *
1235.	Kauai County, Hawaii *
1236.	Maui County, Hawaii *
1237.	Ada County, Idaho *
1238.	Bannock County, Idaho *
1239.	Bingham County, Idaho *
1240.	Boise City city, Idaho *
1241.	Bonner County, Idaho *
1242.	Bonneville County, Idaho *
1243.	Caldwell city, Idaho *
1244.	Canyon County, Idaho *
1245.	Coeur d'Alene city, Idaho *
1246.	Idaho Falls city, Idaho *
1247.	Kootenai County, Idaho *

1248.	Latah County, Idaho *
1249.	Lewiston city, Idaho *
1250.	Madison County, Idaho *
1251.	Meridian city, Idaho *
1252.	Nampa city, Idaho *
1253.	Nez Perce County, Idaho *
1254.	Pocatello city, Idaho *
1255.	Post Falls city, Idaho *
1256.	Twin Falls city, Idaho *
1257.	Twin Falls County, Idaho *
1258.	Ammon city, Idaho
1259.	Blackfoot city, Idaho
1260.	Blaine County, Idaho
1261.	Boundary County, Idaho
1262.	Burley city, Idaho
1263.	Cassia County, Idaho
1264.	Chubbuck city, Idaho
1265.	Eagle city, Idaho
1266.	Elmore County, Idaho
1267.	Franklin County, Idaho
1268.	Fremont County, Idaho
1269.	Garden City city, Idaho
1270.	Gem County, Idaho
1271.	Gooding County, Idaho
1272.	Hayden city, Idaho
1273.	Idaho County, Idaho
1274.	Jefferson County, Idaho
1275.	Jerome city, Idaho
1276.	Jerome County, Idaho
1277.	Kuna city, Idaho
1278.	Minidoka County, Idaho
1279.	Moscow city, Idaho
1280.	Mountain Home city, Idaho
1281.	Owyhee County, Idaho
1282.	Payette County, Idaho
1283.	Rexburg city, Idaho
1284.	Shoshone County, Idaho
1285.	Star city, Idaho
1286.	Teton County, Idaho
1287.	Valley County, Idaho
1288.	Washington County, Idaho
1289.	Adams County, Illinois *
1290.	Addison township, Illinois *
1291.	Addison village, Illinois *
1292.	Algonquin township, Illinois *
1293.	Algonquin village, Illinois *
1294.	Arlington Heights village, Illinois *
1295.	Aurora city, Illinois *
1296.	Aurora township, Illinois *
1297.	Avon township, Illinois *
1298.	Bartlett village, Illinois *
1299.	Batavia township, Illinois *
1300.	Belleville city, Illinois *
1301.	Berwyn city, Illinois *

FINAL AGREEMENT 3.25.22

1302.	Berwyn township, Illinois *
1303.	Bloom township, Illinois *
1304.	Bloomingdale township, Illinois *
1305.	Bloomington city, Illinois *
1306.	Bloomington City township, Illinois *
1307.	Bolingbrook village, Illinois *
1308.	Boone County, Illinois *
1309.	Bourbonnais township, Illinois *
1310.	Bremen township, Illinois *
1311.	Bristol township, Illinois *
1312.	Buffalo Grove village, Illinois *
1313.	Bureau County, Illinois *
1314.	Calumet City city, Illinois *
1315.	Capital township, Illinois *
1316.	Carol Stream village, Illinois *
1317.	Carpentersville village, Illinois *
1318.	Caseyville township, Illinois *
1319.	Champaign city, Illinois *
1320.	Champaign City township, Illinois *
1321.	Champaign County, Illinois *
1322.	Chicago city, Illinois *
1323.	Christian County, Illinois *
1324.	Cicero town / Cicero township, Illinois *
1325.	Clinton County, Illinois *
1326.	Coles County, Illinois *
1327.	Collinsville township, Illinois *
1328.	Cook County, Illinois *
1329.	Crystal Lake city, Illinois *
1330.	Cunningham township, Illinois *
1331.	Danville city, Illinois *
1332.	Decatur city, Illinois *
1333.	Decatur township, Illinois *
1334.	DeKalb city, Illinois *
1335.	DeKalb County, Illinois *
1336.	DeKalb township, Illinois *
1337.	Des Plaines city, Illinois *
1338.	Downers Grove township, Illinois *
1339.	Downers Grove village, Illinois *
1340.	Du Page township, Illinois *
1341.	Dundee township, Illinois *
1342.	DuPage County, Illinois *
1343.	Edwardsville township, Illinois *
1344.	Effingham County, Illinois *

1345.	Ela township, Illinois *
1346.	Elgin city, Illinois *
1347.	Elgin township, Illinois *
1348.	Elk Grove township, Illinois *
1349.	Elk Grove Village village, Illinois *
1350.	Elmhurst city, Illinois *
1351.	Evanston city, Illinois *
1352.	Frankfort township, Illinois *
1353.	Franklin County, Illinois *
1354.	Fremont township, Illinois *
1355.	Fulton County, Illinois *
1356.	Galesburg city, Illinois *
1357.	Galesburg City township, Illinois *
1358.	Glendale Heights village, Illinois *
1359.	Glenview village, Illinois *
1360.	Grafton township, Illinois *
1361.	Grundy County, Illinois *
1362.	Gurnee village, Illinois *
1363.	Hanover Park village, Illinois *
1364.	Hanover township, Illinois *
1365.	Harlem township, Illinois *
1366.	Henry County, Illinois *
1367.	Hoffman Estates village, Illinois *
1368.	Homer township, Illinois *
1369.	Jackson County, Illinois *
1370.	Jefferson County, Illinois *
1371.	Joliet city, Illinois *
1372.	Joliet township, Illinois *
1373.	Kane County, Illinois *
1374.	Kankakee County, Illinois *
1375.	Kendall County, Illinois *
1376.	Knox County, Illinois *
1377.	Lake County, Illinois *
1378.	Lake Villa township, Illinois *
1379.	LaSalle County, Illinois *
1380.	Lee County, Illinois *
1381.	Leyden township, Illinois *
1382.	Libertyville township, Illinois *
1383.	Lisle township, Illinois *
1384.	Livingston County, Illinois *
1385.	Lockport township, Illinois *
1386.	Lombard village, Illinois *
1387.	Lyons township, Illinois *
1388.	Macon County, Illinois *
1389.	Macoupin County, Illinois *
1390.	Madison County, Illinois *
1391.	Maine township, Illinois *
1392.	Marion County, Illinois *
1393.	McHenry County, Illinois *

1394.	McHenry township, Illinois *
1395.	McLean County, Illinois *
1396.	Milton township, Illinois *
1397.	Moline city, Illinois *
1398.	Monroe County, Illinois *
1399.	Moraine township, Illinois *
1400.	Morgan County, Illinois *
1401.	Mount Prospect village, Illinois *
1402.	Mundelein village, Illinois *
1403.	Naperville city, Illinois *
1404.	Naperville township, Illinois *
1405.	New Lenox township, Illinois *
1406.	New Trier township, Illinois *
1407.	Niles township, Illinois *
1408.	Normal town, Illinois *
1409.	Normal township, Illinois *
1410.	Northbrook village, Illinois *
1411.	Northfield township, Illinois *
1412.	Nunda township, Illinois *
1413.	Oak Lawn village, Illinois *
1414.	Oak Park township, Illinois *
1415.	Oak Park village, Illinois *
1416.	Ogle County, Illinois *
1417.	Orland Park village, Illinois *
1418.	Orland township, Illinois *
1419.	Oswego township, Illinois *
1420.	Oswego village, Illinois *
1421.	Palatine township, Illinois *
1422.	Palatine village, Illinois *
1423.	Palos township, Illinois *
1424.	Park Ridge city, Illinois *
1425.	Pekin city, Illinois *
1426.	Peoria city, Illinois *
1427.	Peoria City township, Illinois *
1428.	Peoria County, Illinois *
1429.	Plainfield township, Illinois *
1430.	Plainfield village, Illinois *
1431.	Proviso township, Illinois *
1432.	Quincy city, Illinois *
1433.	Quincy township, Illinois *
1434.	Randolph County, Illinois *
1435.	Rich township, Illinois *
1436.	Rock Island city, Illinois *
1437.	Rock Island County, Illinois *
1438.	Rockford city, Illinois *
1439.	Rockford township, Illinois *
1440.	Romeoville village, Illinois *
1441.	Sangamon County, Illinois *
1442.	Schaumburg township, Illinois *
1443.	Schaumburg village, Illinois *
1444.	Shields township, Illinois *

FINAL AGREEMENT 3.25.22

1445.	Skokie village, Illinois *
1446.	South Moline township, Illinois *
1447.	Springfield city, Illinois *
1448.	St. Charles city, Illinois *
1449.	St. Charles township, Illinois *
1450.	St. Clair County, Illinois *
1451.	St. Clair township, Illinois *
1452.	Stephenson County, Illinois *
1453.	Stickney township, Illinois *
1454.	Streamwood village, Illinois *
1455.	Tazewell County, Illinois *
1456.	Thornton township, Illinois *
1457.	Tinley Park village, Illinois *
1458.	Troy township, Illinois *
1459.	Urbana city, Illinois *
1460.	Vermilion County, Illinois *
1461.	Vernon township, Illinois *
1462.	Warren township, Illinois *
1463.	Waukegan city, Illinois *
1464.	Waukegan township, Illinois *
1465.	Wayne township, Illinois *
1466.	West Deerfield township, Illinois *
1467.	Wheatland township, Illinois *
1468.	Wheaton city, Illinois *
1469.	Wheeling township, Illinois *
1470.	Wheeling village, Illinois *
1471.	Whiteside County, Illinois *
1472.	Will County, Illinois *
1473.	Williamson County, Illinois *
1474.	Winfield township, Illinois *
1475.	Winnebago County, Illinois *
1476.	Wood River township, Illinois *
1477.	Woodford County, Illinois *
1478.	Woodridge village, Illinois *
1479.	Worth township, Illinois *
1480.	York township, Illinois *
1481.	Alsip village, Illinois
1482.	Alton city, Illinois
1483.	Alton township, Illinois
1484.	Antioch township, Illinois
1485.	Antioch village, Illinois
1486.	Aux Sable township, Illinois
1487.	Barrington township, Illinois
1488.	Barrington village, Illinois
1489.	Batavia city, Illinois
1490.	Beach Park village, Illinois
1491.	Bellwood village, Illinois
1492.	Belvidere city, Illinois
1493.	Belvidere township, Illinois
1494.	Bensenville village, Illinois
1495.	Benton township, Illinois
1496.	Blackberry township, Illinois

1497.	Bloomingdale village, Illinois
1498.	Blue Island city, Illinois
1499.	Bond County, Illinois
1500.	Bourbonnais village, Illinois
1501.	Bradley village, Illinois
1502.	Bridgeview village, Illinois
1503.	Brookfield village, Illinois
1504.	Bruce township, Illinois
1505.	Burbank city, Illinois
1506.	Burr Ridge village, Illinois
1507.	Cahokia village, Illinois
1508.	Calumet township, Illinois
1509.	Campton Hills village, Illinois
1510.	Campton township, Illinois
1511.	Canton city, Illinois
1512.	Canton township, Illinois
1513.	Carbondale city, Illinois
1514.	Carbondale township, Illinois
1515.	Carroll County, Illinois
1516.	Cary village, Illinois
1517.	Cass County, Illinois
1518.	Centralia city, Illinois
1519.	Centralia township, Illinois
1520.	Centreville township, Illinois
1521.	Champaign township, Illinois
1522.	Channahon township, Illinois
1523.	Channahon village, Illinois
1524.	Charleston city, Illinois
1525.	Charleston township, Illinois
1526.	Chatham village, Illinois
1527.	Cherry Valley township, Illinois
1528.	Chicago Heights city, Illinois
1529.	Chicago Ridge village, Illinois
1530.	Clark County, Illinois
1531.	Clay County, Illinois
1532.	Collinsville city, Illinois
1533.	Coloma township, Illinois
1534.	Columbia city, Illinois
1535.	Cortland township, Illinois
1536.	Country Club Hills city, Illinois
1537.	Crawford County, Illinois
1538.	Crest Hill city, Illinois
1539.	Crestwood village, Illinois
1540.	Crete township, Illinois
1541.	Cuba township, Illinois
1542.	Cumberland County, Illinois
1543.	Danville township, Illinois
1544.	Darien city, Illinois
1545.	De Witt County, Illinois
1546.	Deerfield village, Illinois
1547.	Dixon city, Illinois
1548.	Dixon township, Illinois
1549.	Dolton village, Illinois

1550.	Dorr township, Illinois
1551.	Douglas County, Illinois
1552.	Douglas township, Illinois
1553.	East Moline city, Illinois
1554.	East Peoria city, Illinois
1555.	East St. Louis city, Illinois
1556.	East St. Louis township, Illinois
1557.	Edgar County, Illinois
1558.	Edwardsville city, Illinois
1559.	Effingham city, Illinois
1560.	Elmwood Park village, Illinois
1561.	Evergreen Park village, Illinois
1562.	Fairview Heights city, Illinois
1563.	Fayette County, Illinois
1564.	Flagg township, Illinois
1565.	Fondulac township, Illinois
1566.	Ford County, Illinois
1567.	Forest Park village, Illinois
1568.	Fox Lake village, Illinois
1569.	Frankfort village, Illinois
1570.	Franklin Park village, Illinois
1571.	Freeport city, Illinois
1572.	Freeport township, Illinois
1573.	Geneva city, Illinois
1574.	Geneva township, Illinois
1575.	Glen Carbon village, Illinois
1576.	Glen Ellyn village, Illinois
1577.	Godfrey township, Illinois
1578.	Godfrey village, Illinois
1579.	Granite City city, Illinois
1580.	Granite City township, Illinois
1581.	Grant township, Illinois
1582.	Grayslake village, Illinois
1583.	Greene County, Illinois
1584.	Greenwood township, Illinois
1585.	Groveland township, Illinois
1586.	Hampton township, Illinois
1587.	Hancock County, Illinois
1588.	Harrisburg township, Illinois
1589.	Harvey city, Illinois
1590.	Hazel Crest village, Illinois
1591.	Herrin city, Illinois
1592.	Hickory Hills city, Illinois
1593.	Hickory Point township, Illinois
1594.	Highland Park city, Illinois
1595.	Hinsdale village, Illinois
1596.	Homer Glen village, Illinois
1597.	Homewood village, Illinois
1598.	Huntley village, Illinois
1599.	Iroquois County, Illinois
1600.	Jacksonville city, Illinois
1601.	Jarvis township, Illinois

FINAL AGREEMENT 3.25.22

1602.	Jersey County, Illinois
1603.	Jo Daviess County, Illinois
1604.	Johnson County, Illinois
1605.	Justice village, Illinois
1606.	Kankakee city, Illinois
1607.	Kankakee township, Illinois
1608.	Kewanee city, Illinois
1609.	La Grange Park village, Illinois
1610.	La Grange village, Illinois
1611.	Lake Forest city, Illinois
1612.	Lake in the Hills village, Illinois
1613.	Lake Zurich village, Illinois
1614.	Lansing village, Illinois
1615.	LaSalle township, Illinois
1616.	Lawrence County, Illinois
1617.	Lemont township, Illinois
1618.	Lemont village, Illinois
1619.	Libertyville village, Illinois
1620.	Limestone township, Illinois
1621.	Lincoln city, Illinois
1622.	Lincolnwood village, Illinois
1623.	Lindenhurst village, Illinois
1624.	Lisle village, Illinois
1625.	Little Rock township, Illinois
1626.	Lockport city, Illinois
1627.	Logan County, Illinois
1628.	Long Creek township, Illinois
1629.	Loves Park city, Illinois
1630.	Lyons village, Illinois
1631.	Machesney Park village, Illinois
1632.	Macomb city, Illinois
1633.	Macomb City township, Illinois
1634.	Mahomet township, Illinois
1635.	Manhattan township, Illinois
1636.	Manteno township, Illinois
1637.	Marion city, Illinois
1638.	Markham city, Illinois
1639.	Marshall County, Illinois
1640.	Mason County, Illinois
1641.	Massac County, Illinois
1642.	Matteson village, Illinois
1643.	Mattoon city, Illinois
1644.	Mattoon township, Illinois
1645.	Maywood village, Illinois
1646.	McDonough County, Illinois
1647.	McHenry city, Illinois
1648.	Medina township, Illinois
1649.	Melrose Park village, Illinois
1650.	Menard County, Illinois
1651.	Mercer County, Illinois
1652.	Midlothian village, Illinois

1653.	Minooka village, Illinois
1654.	Mokena village, Illinois
1655.	Moline township, Illinois
1656.	Monee township, Illinois
1657.	Montgomery County, Illinois
1658.	Montgomery village, Illinois
1659.	Morris city, Illinois
1660.	Morton Grove village, Illinois
1661.	Morton township, Illinois
1662.	Morton village, Illinois
1663.	Moultrie County, Illinois
1664.	Mount Vernon city, Illinois
1665.	Mount Vernon township, Illinois
1666.	Nameoki township, Illinois
1667.	New Lenox village, Illinois
1668.	Newell township, Illinois
1669.	Niles village, Illinois
1670.	Norridge village, Illinois
1671.	North Aurora village, Illinois
1672.	North Chicago city, Illinois
1673.	Northlake city, Illinois
1674.	Norwood Park township, Illinois
1675.	O'Fallon city, Illinois
1676.	O'Fallon township, Illinois
1677.	Oak Forest city, Illinois
1678.	Ottawa city, Illinois
1679.	Ottawa township, Illinois
1680.	Palos Heights city, Illinois
1681.	Palos Hills city, Illinois
1682.	Park Forest village, Illinois
1683.	Pekin township, Illinois
1684.	Perry County, Illinois
1685.	Peru township, Illinois
1686.	Piatt County, Illinois
1687.	Pike County, Illinois
1688.	Plano city, Illinois
1689.	Pontiac city, Illinois
1690.	Pontiac township, Illinois
1691.	Prospect Heights city, Illinois
1692.	Rantoul township, Illinois
1693.	Rantoul village, Illinois
1694.	Richland County, Illinois
1695.	Richton Park village, Illinois
1696.	River Forest township, Illinois
1697.	River Forest village, Illinois
1698.	Riverdale village, Illinois
1699.	Riverside township, Illinois
1700.	Rock Island township, Illinois
1701.	Rockton township, Illinois
1702.	Rolling Meadows city, Illinois
1703.	Roscoe township, Illinois
1704.	Roscoe village, Illinois
1705.	Roselle village, Illinois

1706.	Round Lake Beach village, Illinois
1707.	Round Lake village, Illinois
1708.	Rutland township, Illinois
1709.	Saline County, Illinois
1710.	Sauk Village village, Illinois
1711.	Schiller Park village, Illinois
1712.	Shelby County, Illinois
1713.	Shiloh Valley township, Illinois
1714.	Shiloh village, Illinois
1715.	Shorewood village, Illinois
1716.	South Elgin village, Illinois
1717.	South Holland village, Illinois
1718.	South Rock Island township, Illinois
1719.	Sterling city, Illinois
1720.	Sterling township, Illinois
1721.	Streator city, Illinois
1722.	Sugar Grove township, Illinois
1723.	Summit village, Illinois
1724.	Swansea village, Illinois
1725.	Sycamore city, Illinois
1726.	Sycamore township, Illinois
1727.	Taylorville city, Illinois
1728.	Taylorville township, Illinois
1729.	Troy city, Illinois
1730.	Union County, Illinois
1731.	Vernon Hills village, Illinois
1732.	Villa Park village, Illinois
1733.	Wabash County, Illinois
1734.	Warren County, Illinois
1735.	Warrenville city, Illinois
1736.	Washington city, Illinois
1737.	Washington County, Illinois
1738.	Washington township, Illinois
1739.	Waterloo city, Illinois
1740.	Wauconda township, Illinois
1741.	Wauconda village, Illinois
1742.	Wayne County, Illinois
1743.	West Chicago city, Illinois
1744.	Westchester village, Illinois
1745.	Western Springs village, Illinois
1746.	Westmont village, Illinois
1747.	White County, Illinois
1748.	Wilmette village, Illinois
1749.	Winnetka village, Illinois
1750.	Wood Dale city, Illinois
1751.	Wood River city, Illinois
1752.	Woodside township, Illinois
1753.	Woodstock city, Illinois
1754.	Worth village, Illinois
1755.	Yorkville city, Illinois
1756.	Zion city, Illinois

FINAL AGREEMENT 3.25.22

1757.	Zion township, Illinois
1758.	Aboite township, Indiana *
1759.	Adams County, Indiana *
1760.	Adams township, Indiana *
1761.	Allen County, Indiana *
1762.	Anderson city, Indiana *
1763.	Anderson township, Indiana *
1764.	Bartholomew County, Indiana *
1765.	Bloomington city, Indiana *
1766.	Bloomington township, Indiana *
1767.	Boone County, Indiana *
1768.	Calumet township, Indiana *
1769.	Carmel city, Indiana *
1770.	Cass County, Indiana *
1771.	Center township, Indiana *
1772.	Center township, Indiana *
1773.	Center township, Indiana *
1774.	Center township, Indiana *
1775.	Center township, Indiana *
1776.	Center township, Indiana *
1777.	Clark County, Indiana *
1778.	Clay township, Indiana *
1779.	Clay township, Indiana *
1780.	Clinton County, Indiana *
1781.	Columbus city, Indiana *
1782.	Columbus township, Indiana *
1783.	Concord township, Indiana *
1784.	Crown Point city, Indiana *
1785.	Daviess County, Indiana *
1786.	Dearborn County, Indiana *
1787.	Decatur township, Indiana *
1788.	DeKalb County, Indiana *
1789.	Delaware County, Indiana *
1790.	Delaware township, Indiana *
1791.	Dubois County, Indiana *
1792.	Elkhart city, Indiana *
1793.	Elkhart County, Indiana *
1794.	Elkhart township, Indiana *
1795.	Evansville city, Indiana *
1796.	Fairfield township, Indiana *
1797.	Fall Creek township, Indiana *
1798.	Fishers city, Indiana *
1799.	Floyd County, Indiana *
1800.	Fort Wayne city, Indiana *
1801.	Franklin township, Indiana *
1802.	Gary city, Indiana *
1803.	Gibson County, Indiana *
1804.	Goshen city, Indiana *
1805.	Grant County, Indiana *
1806.	Greene County, Indiana *
1807.	Greenwood city, Indiana *
1808.	Guilford township, Indiana *
1809.	Hamilton County, Indiana *
1810.	Hammond city, Indiana *
1811.	Hancock County, Indiana *
1812.	Harrison County, Indiana *
1813.	Harrison township, Indiana *
1814.	Hendricks County, Indiana *
1815.	Henry County, Indiana *
1816.	Hobart township, Indiana *
1817.	Howard County, Indiana *
1818.	Huntington County, Indiana *
1819.	Jackson County, Indiana *
1820.	Jasper County, Indiana *
1821.	Jefferson County, Indiana *
1822.	Jeffersonville city, Indiana *
1823.	Jeffersonville township, Indiana *
1824.	Johnson County, Indiana *
1825.	Knight township, Indiana *
1826.	Knox County, Indiana *
1827.	Kokomo city, Indiana *
1828.	Kosciusko County, Indiana *
1829.	Lafayette city, Indiana *
1830.	LaGrange County, Indiana *
1831.	Lake County, Indiana *
1832.	LaPorte County, Indiana *
1833.	Lawrence city, Indiana *
1834.	Lawrence County, Indiana *
1835.	Lawrence township, Indiana *
1836.	Lincoln township, Indiana *
1837.	Madison County, Indiana *
1838.	Marion County / Indianapolis city, Indiana *
1839.	Marshall County, Indiana *
1840.	Merrillville town, Indiana *
1841.	Miami County, Indiana *
1842.	Michigan City city, Indiana *
1843.	Mishawaka city, Indiana *
1844.	Monroe County, Indiana *
1845.	Montgomery County, Indiana *
1846.	Morgan County, Indiana *
1847.	Muncie city, Indiana *
1848.	New Albany city, Indiana *
1849.	New Albany township, Indiana *
1850.	Noble County, Indiana *
1851.	Noblesville city, Indiana *
1852.	Noblesville township, Indiana *
1853.	North township, Indiana *
1854.	Ohio township, Indiana *
1855.	Penn township, Indiana *
1856.	Perry township, Indiana *
1857.	Perry township, Indiana *
1858.	Perry township, Indiana *
1859.	Pike township, Indiana *
1860.	Plainfield town, Indiana *
1861.	Pleasant township, Indiana *
1862.	Portage city, Indiana *
1863.	Portage township, Indiana *
1864.	Portage township, Indiana *
1865.	Porter County, Indiana *
1866.	Putnam County, Indiana *
1867.	Richmond city, Indiana *
1868.	Ross township, Indiana *
1869.	Shelby County, Indiana *
1870.	South Bend city, Indiana *
1871.	St. John township, Indiana *
1872.	St. Joseph County, Indiana *
1873.	St. Joseph township, Indiana *
1874.	Steuben County, Indiana *
1875.	Terre Haute city, Indiana *
1876.	Tippecanoe County, Indiana *
1877.	Valparaiso city, Indiana *
1878.	Vanderburgh County, Indiana *
1879.	Vigo County, Indiana *
1880.	Wabash County, Indiana *
1881.	Wabash township, Indiana *
1882.	Warren township, Indiana *
1883.	Warrick County, Indiana *
1884.	Washington township, Indiana *
1885.	Washington township, Indiana *
1886.	Washington township, Indiana *
1887.	Washington township, Indiana *
1888.	Wayne County, Indiana *
1889.	Wayne township, Indiana *
1890.	Wayne township, Indiana *
1891.	Wayne township, Indiana *
1892.	Wea township, Indiana *
1893.	West Lafayette city, Indiana *
1894.	Westfield city, Indiana *
1895.	White River township, Indiana *
1896.	Whitley County, Indiana *
1897.	Addison township, Indiana
1898.	Auburn city, Indiana
1899.	Avon town, Indiana
1900.	Bainbridge township, Indiana
1901.	Baugo township, Indiana
1902.	Bedford city, Indiana
1903.	Beech Grove city, Indiana
1904.	Blackford County, Indiana
1905.	Bluffton city, Indiana
1906.	Boon township, Indiana
1907.	Brown County, Indiana
1908.	Brown township, Indiana

FINAL AGREEMENT 3.25.22

1909.	Brown township, Indiana
1910.	Brownsburg town, Indiana
1911.	Carroll County, Indiana
1912.	Cedar Creek township, Indiana
1913.	Cedar Creek township, Indiana
1914.	Cedar Lake town, Indiana
1915.	Center township, Indiana
1916.	Center township, Indiana
1917.	Center township, Indiana
1918.	Center township, Indiana
1919.	Center township, Indiana
1920.	Center township, Indiana
1921.	Center township, Indiana
1922.	Centre township, Indiana
1923.	Charlestown township, Indiana
1924.	Chesterton town, Indiana
1925.	Clarksville town, Indiana
1926.	Clay County, Indiana
1927.	Cleveland township, Indiana
1928.	Columbia township, Indiana
1929.	Connersville city, Indiana
1930.	Connersville township, Indiana
1931.	Coolspring township, Indiana
1932.	Crawford County, Indiana
1933.	Crawfordsville city, Indiana
1934.	Danville town, Indiana
1935.	Decatur County, Indiana
1936.	Dyer town, Indiana
1937.	East Chicago city, Indiana
1938.	Eel township, Indiana
1939.	Fall Creek township, Indiana
1940.	Fayette County, Indiana
1941.	Fountain County, Indiana
1942.	Frankfort city, Indiana
1943.	Franklin city, Indiana
1944.	Franklin County, Indiana
1945.	Franklin township, Indiana
1946.	Fulton County, Indiana
1947.	Georgetown township, Indiana
1948.	Greencastle city, Indiana
1949.	Greencastle township, Indiana
1950.	Greenfield city, Indiana
1951.	Greensburg city, Indiana
1952.	Griffith town, Indiana
1953.	Hanover township, Indiana
1954.	Harris township, Indiana
1955.	Harrison township, Indiana
1956.	Henry township, Indiana
1957.	Highland town, Indiana
1958.	Hobart city, Indiana
1959.	Honey Creek township, Indiana
1960.	Huntington city, Indiana
1961.	Huntington township, Indiana
1962.	Jackson township, Indiana
1963.	Jackson township, Indiana
1964.	Jasper city, Indiana
1965.	Jay County, Indiana
1966.	Jefferson township, Indiana
1967.	Jennings County, Indiana
1968.	Keener township, Indiana
1969.	La Porte city, Indiana
1970.	Lake Station city, Indiana
1971.	Lawrenceburg township, Indiana
1972.	Lebanon city, Indiana
1973.	Logansport city, Indiana
1974.	Lost Creek township, Indiana
1975.	Madison city, Indiana
1976.	Madison township, Indiana
1977.	Marion city, Indiana
1978.	Martin County, Indiana
1979.	Martinsville city, Indiana
1980.	Michigan township, Indiana
1981.	Mill township, Indiana
1982.	Munster town, Indiana
1983.	New Castle city, Indiana
1984.	New Haven city, Indiana
1985.	Newton County, Indiana
1986.	Noble township, Indiana
1987.	Orange County, Indiana
1988.	Osolo township, Indiana
1989.	Owen County, Indiana
1990.	Parke County, Indiana
1991.	Patoka township, Indiana
1992.	Perry County, Indiana
1993.	Perry township, Indiana
1994.	Peru city, Indiana
1995.	Peru township, Indiana
1996.	Pigeon township, Indiana
1997.	Pike County, Indiana
1998.	Pipe Creek township, Indiana
1999.	Pleasant township, Indiana
2000.	Posey County, Indiana
2001.	Pulaski County, Indiana
2002.	Randolph County, Indiana
2003.	Richland township, Indiana
2004.	Ripley County, Indiana
2005.	Rush County, Indiana
2006.	Schererville town, Indiana
2007.	Scott County, Indiana
2008.	Seymour city, Indiana
2009.	Shawswick township, Indiana
2010.	Shelbyville city, Indiana
2011.	Silver Creek township, Indiana
2012.	Speedway town, Indiana
2013.	Spencer County, Indiana
2014.	St. John town, Indiana
2015.	Starke County, Indiana

2016.	Sugar Creek township, Indiana
2017.	Sullivan County, Indiana
2018.	Switzerland County, Indiana
2019.	Tipton County, Indiana
2020.	Troy township, Indiana
2021.	Union township, Indiana
2022.	Union township, Indiana
2023.	Van Buren township, Indiana
2024.	Vermillion County, Indiana
2025.	Vernon township, Indiana
2026.	Vincennes city, Indiana
2027.	Vincennes township, Indiana
2028.	Warsaw city, Indiana
2029.	Washington city, Indiana
2030.	Washington County, Indiana
2031.	Washington township, Indiana
2032.	Washington township, Indiana
2033.	Washington township, Indiana
2034.	Washington township, Indiana
2035.	Wayne township, Indiana
2036.	Wayne township, Indiana
2037.	Wells County, Indiana
2038.	Westchester township, Indiana
2039.	White County, Indiana
2040.	Winfield township, Indiana
2041.	Yorktown town, Indiana
2042.	Zionsville town, Indiana
2043.	Ames city, Iowa *
2044.	Ankeny city, Iowa *
2045.	Bettendorf city, Iowa *
2046.	Black Hawk County, Iowa *
2047.	Cedar Falls city, Iowa *
2048.	Cedar Rapids city, Iowa *
2049.	Cerro Gordo County, Iowa *
2050.	Clinton County, Iowa *
2051.	Council Bluffs city, Iowa *
2052.	Dallas County, Iowa *
2053.	Davenport city, Iowa *
2054.	Des Moines city, Iowa *
2055.	Des Moines County, Iowa *
2056.	Dubuque city, Iowa *
2057.	Dubuque County, Iowa *
2058.	Iowa City city, Iowa *
2059.	Jasper County, Iowa *
2060.	Johnson County, Iowa *
2061.	Lee County, Iowa *
2062.	Linn County, Iowa *
2063.	Marion city, Iowa *
2064.	Marion County, Iowa *
2065.	Marshall County, Iowa *
2066.	Muscatine County, Iowa *
2067.	Polk County, Iowa *
2068.	Pottawattamie County, Iowa *
2069.	Scott County, Iowa *
2070.	Sioux City city, Iowa *

FINAL AGREEMENT 3.25.22

2071.	Sioux County, Iowa *
2072.	Story County, Iowa *
2073.	Urbandale city, Iowa *
2074.	Wapello County, Iowa *
2075.	Warren County, Iowa *
2076.	Waterloo city, Iowa *
2077.	Webster County, Iowa *
2078.	West Des Moines city, Iowa *
2079.	Woodbury County, Iowa *
2080.	Allamakee County, Iowa
2081.	Altoona city, Iowa
2082.	Appanoose County, Iowa
2083.	Benton County, Iowa
2084.	Boone city, Iowa
2085.	Boone County, Iowa
2086.	Bremer County, Iowa
2087.	Buchanan County, Iowa
2088.	Buena Vista County, Iowa
2089.	Burlington city, Iowa
2090.	Butler County, Iowa
2091.	Carroll County, Iowa
2092.	Cass County, Iowa
2093.	Cedar County, Iowa
2094.	Cherokee County, Iowa
2095.	Chickasaw County, Iowa
2096.	Clay County, Iowa
2097.	Clayton County, Iowa
2098.	Clinton city, Iowa
2099.	Clive city, Iowa
2100.	Coralville city, Iowa
2101.	Crawford County, Iowa
2102.	Delaware County, Iowa
2103.	Dickinson County, Iowa
2104.	Fairfield city, Iowa
2105.	Fayette County, Iowa
2106.	Floyd County, Iowa
2107.	Fort Dodge city, Iowa
2108.	Fort Madison city, Iowa
2109.	Franklin County, Iowa
2110.	Grimes city, Iowa
2111.	Grundy County, Iowa
2112.	Guthrie County, Iowa
2113.	Hamilton County, Iowa
2114.	Hancock County, Iowa
2115.	Hardin County, Iowa
2116.	Harrison County, Iowa
2117.	Henry County, Iowa
2118.	Indianola city, Iowa
2119.	Iowa County, Iowa
2120.	Jackson County, Iowa
2121.	Jefferson County, Iowa
2122.	Johnston city, Iowa
2123.	Jones County, Iowa
2124.	Keokuk city, Iowa
2125.	Keokuk County, Iowa
2126.	Kossuth County, Iowa
2127.	Le Mars city, Iowa
2128.	Louisa County, Iowa
2129.	Lyon County, Iowa
2130.	Madison County, Iowa
2131.	Mahaska County, Iowa
2132.	Marshalltown city, Iowa
2133.	Mason City city, Iowa
2134.	Mills County, Iowa
2135.	Mitchell County, Iowa
2136.	Muscatine city, Iowa
2137.	Newton city, Iowa
2138.	North Liberty city, Iowa
2139.	Norwalk city, Iowa
2140.	O'Brien County, Iowa
2141.	Oskaloosa city, Iowa
2142.	Ottumwa city, Iowa
2143.	Page County, Iowa
2144.	Pella city, Iowa
2145.	Pleasant Hill city, Iowa
2146.	Plymouth County, Iowa
2147.	Poweshiek County, Iowa
2148.	Shelby County, Iowa
2149.	Spencer city, Iowa
2150.	Storm Lake city, Iowa
2151.	Tama County, Iowa
2152.	Union County, Iowa
2153.	Washington County, Iowa
2154.	Waukee city, Iowa
2155.	Waverly city, Iowa
2156.	Winnebago County, Iowa
2157.	Winneshiek County, Iowa
2158.	Wright County, Iowa
2159.	Butler County, Kansas *
2160.	Cowley County, Kansas *
2161.	Crawford County, Kansas *
2162.	Douglas County, Kansas *
2163.	Finney County, Kansas *
2164.	Ford County, Kansas *
2165.	Geary County, Kansas *
2166.	Harvey County, Kansas *
2167.	Hutchinson city, Kansas *
2168.	Johnson County, Kansas *
2169.	Kansas City city, Kansas *
2170.	Lawrence city, Kansas *
2171.	Leavenworth city, Kansas *
2172.	Leavenworth County, Kansas *
2173.	Leawood city, Kansas *
2174.	Lenexa city, Kansas *
2175.	Lyon County, Kansas *
2176.	Manhattan city, Kansas *
2177.	Miami County, Kansas *
2178.	Montgomery County, Kansas *

2179.	Olathe city, Kansas *
2180.	Overland Park city, Kansas *
2181.	Reno County, Kansas *
2182.	Riley County, Kansas *
2183.	Salina city, Kansas *
2184.	Saline County, Kansas *
2185.	Sedgwick County, Kansas *
2186.	Shawnee city, Kansas *
2187.	Shawnee County, Kansas *
2188.	Topeka city, Kansas *
2189.	Wichita city, Kansas *
2190.	Allen County, Kansas
2191.	Andover city, Kansas
2192.	Arkansas City city, Kansas
2193.	Atchison city, Kansas
2194.	Atchison County, Kansas
2195.	Barton County, Kansas
2196.	Bourbon County, Kansas
2197.	Bruno township, Kansas
2198.	Cherokee County, Kansas
2199.	Derby city, Kansas
2200.	Dickinson County, Kansas
2201.	Dodge City city, Kansas
2202.	El Dorado city, Kansas
2203.	Ellis County, Kansas
2204.	Emporia city, Kansas
2205.	Fairmount township, Kansas
2206.	Franklin County, Kansas
2207.	Garden City city, Kansas
2208.	Gardner city, Kansas
2209.	Great Bend city, Kansas
2210.	Hays city, Kansas
2211.	Haysville city, Kansas
2212.	Jackson County, Kansas
2213.	Jefferson County, Kansas
2214.	Junction City city, Kansas
2215.	Labette County, Kansas
2216.	Lansing city, Kansas
2217.	Liberal city, Kansas
2218.	Madison township, Kansas
2219.	Marion County, Kansas
2220.	McPherson city, Kansas
2221.	McPherson County, Kansas
2222.	Merriam city, Kansas
2223.	Nemaha County, Kansas
2224.	Neosho County, Kansas
2225.	Newton city, Kansas
2226.	Osage County, Kansas
2227.	Ottawa city, Kansas
2228.	Pittsburg city, Kansas
2229.	Pottawatomie County, Kansas
2230.	Prairie Village city, Kansas
2231.	Riverside township, Kansas
2232.	Rockford township, Kansas
2233.	Seward County, Kansas

FINAL AGREEMENT 3.25.22

2234.	Soldier township, Kansas
2235.	Sumner County, Kansas
2236.	Winfield city, Kansas
2237.	Barren County, Kentucky *
2238.	Boone County, Kentucky *
2239.	Bowling Green city, Kentucky *
2240.	Boyd County, Kentucky *
2241.	Boyle County, Kentucky *
2242.	Bullitt County, Kentucky *
2243.	Calloway County, Kentucky *
2244.	Campbell County, Kentucky *
2245.	Christian County, Kentucky *
2246.	Clark County, Kentucky *
2247.	Covington city, Kentucky *
2248.	Daviess County, Kentucky *
2249.	Elizabethtown city, Kentucky *
2250.	Florence city, Kentucky *
2251.	Floyd County, Kentucky *
2252.	Franklin County, Kentucky *
2253.	Georgetown city, Kentucky *
2254.	Graves County, Kentucky *
2255.	Greenup County, Kentucky *
2256.	Hardin County, Kentucky *
2257.	Henderson County, Kentucky *
2258.	Hopkins County, Kentucky *
2259.	Hopkinsville city, Kentucky *
2260.	Jessamine County, Kentucky *
2261.	Kenton County, Kentucky *
2262.	Knox County, Kentucky *
2263.	Laurel County, Kentucky *
2264.	Lexington-Fayette urban county, Kentucky *
2265.	Louisville/Jefferson County metro government, Kentucky *
2266.	Madison County, Kentucky *
2267.	Marshall County, Kentucky *
2268.	McCracken County, Kentucky *
2269.	Muhlenberg County, Kentucky *
2270.	Nelson County, Kentucky *
2271.	Nicholasville city, Kentucky *
2272.	Oldham County, Kentucky *
2273.	Owensboro city, Kentucky *
2274.	Pike County, Kentucky *
2275.	Pulaski County, Kentucky *
2276.	Richmond city, Kentucky *
2277.	Scott County, Kentucky *
2278.	Shelby County, Kentucky *
2279.	Warren County, Kentucky *
2280.	Whitley County, Kentucky *

2281.	Adair County, Kentucky
2282.	Allen County, Kentucky
2283.	Anderson County, Kentucky
2284.	Ashland city, Kentucky
2285.	Bardstown city, Kentucky
2286.	Bath County, Kentucky
2287.	Bell County, Kentucky
2288.	Berea city, Kentucky
2289.	Bourbon County, Kentucky
2290.	Breathitt County, Kentucky
2291.	Breckinridge County, Kentucky
2292.	Butler County, Kentucky
2293.	Caldwell County, Kentucky
2294.	Campbellsville city, Kentucky
2295.	Carroll County, Kentucky
2296.	Carter County, Kentucky
2297.	Casey County, Kentucky
2298.	Clay County, Kentucky
2299.	Clinton County, Kentucky
2300.	Danville city, Kentucky
2301.	Edmonson County, Kentucky
2302.	Erlanger city, Kentucky
2303.	Estill County, Kentucky
2304.	Fleming County, Kentucky
2305.	Fort Thomas city, Kentucky
2306.	Frankfort city, Kentucky
2307.	Garrard County, Kentucky
2308.	Glasgow city, Kentucky
2309.	Grant County, Kentucky
2310.	Grayson County, Kentucky
2311.	Green County, Kentucky
2312.	Harlan County, Kentucky
2313.	Harrison County, Kentucky
2314.	Hart County, Kentucky
2315.	Henderson city, Kentucky
2316.	Henry County, Kentucky
2317.	Independence city, Kentucky
2318.	Jackson County, Kentucky
2319.	Jeffersontown city, Kentucky
2320.	Johnson County, Kentucky
2321.	Knott County, Kentucky
2322.	Larue County, Kentucky
2323.	Lawrence County, Kentucky
2324.	Lawrenceburg city, Kentucky
2325.	Letcher County, Kentucky
2326.	Lewis County, Kentucky
2327.	Lincoln County, Kentucky
2328.	Logan County, Kentucky
2329.	Lyndon city, Kentucky
2330.	Madisonville city, Kentucky
2331.	Magoffin County, Kentucky
2332.	Marion County, Kentucky
2333.	Martin County, Kentucky
2334.	Mason County, Kentucky

2335.	McCreary County, Kentucky
2336.	Meade County, Kentucky
2337.	Mercer County, Kentucky
2338.	Metcalfe County, Kentucky
2339.	Monroe County, Kentucky
2340.	Montgomery County, Kentucky
2341.	Morgan County, Kentucky
2342.	Mount Washington city, Kentucky
2343.	Murray city, Kentucky
2344.	Newport city, Kentucky
2345.	Ohio County, Kentucky
2346.	Owen County, Kentucky
2347.	Paducah city, Kentucky
2348.	Pendleton County, Kentucky
2349.	Perry County, Kentucky
2350.	Powell County, Kentucky
2351.	Radcliff city, Kentucky
2352.	Rockcastle County, Kentucky
2353.	Rowan County, Kentucky
2354.	Russell County, Kentucky
2355.	Shelbyville city, Kentucky
2356.	Shepherdsville city, Kentucky
2357.	Shively city, Kentucky
2358.	Simpson County, Kentucky
2359.	Somerset city, Kentucky
2360.	Spencer County, Kentucky
2361.	St. Matthews city, Kentucky
2362.	Taylor County, Kentucky
2363.	Todd County, Kentucky
2364.	Trigg County, Kentucky
2365.	Union County, Kentucky
2366.	Washington County, Kentucky
2367.	Wayne County, Kentucky
2368.	Webster County, Kentucky
2369.	Winchester city, Kentucky
2370.	Woodford County, Kentucky
2371.	Acadia Parish, Louisiana *
2372.	Alexandria city, Louisiana *
2373.	Ascension Parish, Louisiana *
2374.	Avoyelles Parish, Louisiana *
2375.	Baton Rouge city, Louisiana *
2376.	Beauregard Parish, Louisiana *
2377.	Bossier City city, Louisiana *
2378.	Bossier Parish, Louisiana *
2379.	Caddo Parish, Louisiana *
2380.	Calcasieu Parish, Louisiana *
2381.	East Baton Rouge Parish, Louisiana *
2382.	Evangeline Parish, Louisiana *
2383.	Iberia Parish, Louisiana *
2384.	Iberville Parish, Louisiana *

FINAL AGREEMENT 3.25.22

2385.	Jefferson Davis Parish, Louisiana *
2386.	Jefferson Parish, Louisiana *
2387.	Kenner city, Louisiana *
2388.	Lafayette city, Louisiana *
2389.	Lafayette Parish, Louisiana *
2390.	Lafourche Parish, Louisiana *
2391.	Lake Charles city, Louisiana *
2392.	Lincoln Parish, Louisiana *
2393.	Livingston Parish, Louisiana *
2394.	Monroe city, Louisiana *
2395.	Natchitoches Parish, Louisiana *
2396.	New Orleans city / Orleans Parish, Louisiana *
2397.	Ouachita Parish, Louisiana *
2398.	Rapides Parish, Louisiana *
2399.	Shreveport city, Louisiana *
2400.	St. Bernard Parish, Louisiana *
2401.	St. Charles Parish, Louisiana *
2402.	St. John the Baptist Parish, Louisiana *
2403.	St. Landry Parish, Louisiana *
2404.	St. Martin Parish, Louisiana *
2405.	St. Mary Parish, Louisiana *
2406.	St. Tammany Parish, Louisiana *
2407.	Tangipahoa Parish, Louisiana *
2408.	Terrebonne Parish, Louisiana *
2409.	Vermilion Parish, Louisiana *
2410.	Vernon Parish, Louisiana *
2411.	Washington Parish, Louisiana *
2412.	Webster Parish, Louisiana *
2413.	Abbeville city, Louisiana
2414.	Allen Parish, Louisiana
2415.	Assumption Parish, Louisiana
2416.	Baker city, Louisiana
2417.	Bastrop city, Louisiana
2418.	Bienville Parish, Louisiana
2419.	Bogalusa city, Louisiana
2420.	Broussard city, Louisiana
2421.	Central city, Louisiana
2422.	Claiborne Parish, Louisiana
2423.	Concordia Parish, Louisiana
2424.	Covington city, Louisiana
2425.	Crowley city, Louisiana
2426.	De Soto Parish, Louisiana
2427.	DeRidder city, Louisiana
2428.	East Feliciana Parish, Louisiana
2429.	Franklin Parish, Louisiana
2430.	Gonzales city, Louisiana
2431.	Grant Parish, Louisiana
2432.	Gretna city, Louisiana
2433.	Hammond city, Louisiana
2434.	Jackson Parish, Louisiana
2435.	LaSalle Parish, Louisiana
2436.	Madison Parish, Louisiana
2437.	Mandeville city, Louisiana
2438.	Minden city, Louisiana
2439.	Morehouse Parish, Louisiana
2440.	Morgan City city, Louisiana
2441.	Natchitoches city, Louisiana
2442.	New Iberia city, Louisiana
2443.	Opelousas city, Louisiana
2444.	Pineville city, Louisiana
2445.	Plaquemines Parish, Louisiana
2446.	Pointe Coupee Parish, Louisiana
2447.	Richland Parish, Louisiana
2448.	Ruston city, Louisiana
2449.	Sabine Parish, Louisiana
2450.	Slidell city, Louisiana
2451.	St. Helena Parish, Louisiana
2452.	St. James Parish, Louisiana
2453.	Sulphur city, Louisiana
2454.	Thibodaux city, Louisiana
2455.	Union Parish, Louisiana
2456.	West Baton Rouge Parish, Louisiana
2457.	West Carroll Parish, Louisiana
2458.	West Feliciana Parish, Louisiana
2459.	West Monroe city, Louisiana
2460.	Winn Parish, Louisiana
2461.	Youngsville city, Louisiana
2462.	Zachary city, Louisiana
2463.	Androscoggin County, Maine *
2464.	Aroostook County, Maine *
2465.	Bangor city, Maine *
2466.	Cumberland County, Maine *
2467.	Franklin County, Maine *
2468.	Hancock County, Maine *
2469.	Kennebec County, Maine *
2470.	Knox County, Maine *
2471.	Lewiston city, Maine *
2472.	Lincoln County, Maine *
2473.	Oxford County, Maine *
2474.	Penobscot County, Maine *
2475.	Portland city, Maine *
2476.	Sagadahoc County, Maine *
2477.	Somerset County, Maine *
2478.	Waldo County, Maine *
2479.	Washington County, Maine *
2480.	York County, Maine *

2481.	Auburn city, Maine
2482.	Augusta city, Maine
2483.	Biddeford city, Maine
2484.	Brunswick town, Maine
2485.	Falmouth town, Maine
2486.	Gorham town, Maine
2487.	Kennebunk town, Maine
2488.	Orono town, Maine
2489.	Piscataquis County, Maine
2490.	Saco city, Maine
2491.	Sanford city, Maine
2492.	Scarborough town, Maine
2493.	South Portland city, Maine
2494.	Standish town, Maine
2495.	Waterville city, Maine
2496.	Wells town, Maine
2497.	Westbrook city, Maine
2498.	Windham town, Maine
2499.	York town, Maine
2500.	Allegany County, Maryland *
2501.	Annapolis city, Maryland *
2502.	Anne Arundel County, Maryland *
2503.	Baltimore city, Maryland *
2504.	Baltimore County, Maryland *
2505.	Bowie city, Maryland *
2506.	Calvert County, Maryland *
2507.	Caroline County, Maryland *
2508.	Carroll County, Maryland *
2509.	Cecil County, Maryland *
2510.	Charles County, Maryland *
2511.	College Park city, Maryland *
2512.	Dorchester County, Maryland *
2513.	Frederick city, Maryland *
2514.	Frederick County, Maryland *
2515.	Gaithersburg city, Maryland *
2516.	Hagerstown city, Maryland *
2517.	Harford County, Maryland *
2518.	Howard County, Maryland *
2519.	Montgomery County, Maryland *
2520.	Prince George's County, Maryland *
2521.	Queen Anne's County, Maryland *
2522.	Rockville city, Maryland *
2523.	Salisbury city, Maryland *
2524.	St. Mary's County, Maryland *
2525.	Talbot County, Maryland *
2526.	Washington County, Maryland *
2527.	Wicomico County, Maryland *
2528.	Worcester County, Maryland *

FINAL AGREEMENT 3.25.22

2529.	Aberdeen city, Maryland
2530.	Bel Air town, Maryland
2531.	Cambridge city, Maryland
2532.	Cumberland city, Maryland
2533.	Easton town, Maryland
2534.	Elkton town, Maryland
2535.	Garrett County, Maryland
2536.	Greenbelt city, Maryland
2537.	Havre de Grace city, Maryland
2538.	Hyattsville city, Maryland
2539.	Kent County, Maryland
2540.	Laurel city, Maryland
2541.	New Carrollton city, Maryland
2542.	Somerset County, Maryland
2543.	Takoma Park city, Maryland
2544.	Westminster city, Maryland
2545.	Amherst town, Massachusetts *
2546.	Andover town, Massachusetts *
2547.	Arlington town, Massachusetts *
2548.	Attleboro city, Massachusetts *
2549.	Barnstable County, Massachusetts *
2550.	Barnstable Town city, Massachusetts *
2551.	Beverly city, Massachusetts *
2552.	Billerica town, Massachusetts *
2553.	Boston city, Massachusetts *
2554.	Braintree Town city, Massachusetts *
2555.	Bristol County, Massachusetts *
2556.	Brockton city, Massachusetts *
2557.	Brookline town, Massachusetts *
2558.	Cambridge city, Massachusetts *
2559.	Chelmsford town, Massachusetts *
2560.	Chelsea city, Massachusetts *
2561.	Chicopee city, Massachusetts *
2562.	Dartmouth town, Massachusetts *
2563.	Dracut town, Massachusetts *
2564.	Everett city, Massachusetts *
2565.	Fall River city, Massachusetts *
2566.	Falmouth town, Massachusetts *
2567.	Fitchburg city, Massachusetts *
2568.	Framingham city, Massachusetts *
2569.	Franklin Town city, Massachusetts *
2570.	Gloucester city, Massachusetts *
2571.	Haverhill city, Massachusetts *
2572.	Holyoke city, Massachusetts *
2573.	Lawrence city, Massachusetts *
2574.	Leominster city, Massachusetts *
2575.	Lexington town, Massachusetts *
2576.	Lowell city, Massachusetts *
2577.	Lynn city, Massachusetts *
2578.	Malden city, Massachusetts *
2579.	Marlborough city, Massachusetts *
2580.	Medford city, Massachusetts *
2581.	Methuen Town city, Massachusetts *
2582.	Natick town, Massachusetts *
2583.	Needham town, Massachusetts *
2584.	New Bedford city, Massachusetts *
2585.	Newton city, Massachusetts *
2586.	Norfolk County, Massachusetts *
2587.	North Andover town, Massachusetts *
2588.	Peabody city, Massachusetts *
2589.	Pittsfield city, Massachusetts *
2590.	Plymouth County, Massachusetts *
2591.	Plymouth town, Massachusetts *
2592.	Quincy city, Massachusetts *
2593.	Randolph Town city, Massachusetts *
2594.	Revere city, Massachusetts *
2595.	Salem city, Massachusetts *
2596.	Shrewsbury town, Massachusetts *
2597.	Somerville city, Massachusetts *
2598.	Springfield city, Massachusetts *
2599.	Taunton city, Massachusetts *
2600.	Tewksbury town, Massachusetts *
2601.	Waltham city, Massachusetts *
2602.	Watertown Town city, Massachusetts *
2603.	Westfield city, Massachusetts *
2604.	Weymouth Town city, Massachusetts *
2605.	Woburn city, Massachusetts *
2606.	Worcester city, Massachusetts *
2607.	Abington town, Massachusetts
2608.	Acton town, Massachusetts
2609.	Acushnet town, Massachusetts
2610.	Agawam Town city, Massachusetts
2611.	Amesbury Town city, Massachusetts
2612.	Ashland town, Massachusetts
2613.	Athol town, Massachusetts
2614.	Auburn town, Massachusetts
2615.	Bedford town, Massachusetts
2616.	Belchertown town, Massachusetts
2617.	Bellingham town, Massachusetts
2618.	Belmont town, Massachusetts
2619.	Bourne town, Massachusetts
2620.	Bridgewater Town city, Massachusetts
2621.	Burlington town, Massachusetts
2622.	Canton town, Massachusetts
2623.	Carver town, Massachusetts
2624.	Charlton town, Massachusetts
2625.	Clinton town, Massachusetts
2626.	Concord town, Massachusetts
2627.	Danvers town, Massachusetts
2628.	Dedham town, Massachusetts
2629.	Dennis town, Massachusetts
2630.	Dudley town, Massachusetts
2631.	Dukes County, Massachusetts
2632.	Duxbury town, Massachusetts
2633.	East Bridgewater town, Massachusetts
2634.	East Longmeadow town, Massachusetts
2635.	Easthampton Town city, Massachusetts
2636.	Easton town, Massachusetts
2637.	Fairhaven town, Massachusetts
2638.	Foxborough town, Massachusetts
2639.	Gardner city, Massachusetts
2640.	Grafton town, Massachusetts

FINAL AGREEMENT 3.25.22

2641.	Greenfield Town city, Massachusetts
2642.	Groton town, Massachusetts
2643.	Hanover town, Massachusetts
2644.	Hanson town, Massachusetts
2645.	Harwich town, Massachusetts
2646.	Hingham town, Massachusetts
2647.	Holbrook town, Massachusetts
2648.	Holden town, Massachusetts
2649.	Holliston town, Massachusetts
2650.	Hopkinton town, Massachusetts
2651.	Hudson town, Massachusetts
2652.	Hull town, Massachusetts
2653.	Ipswich town, Massachusetts
2654.	Kingston town, Massachusetts
2655.	Lakeville town, Massachusetts
2656.	Leicester town, Massachusetts
2657.	Littleton town, Massachusetts
2658.	Longmeadow town, Massachusetts
2659.	Ludlow town, Massachusetts
2660.	Lunenburg town, Massachusetts
2661.	Lynnfield town, Massachusetts
2662.	Mansfield town, Massachusetts
2663.	Marblehead town, Massachusetts
2664.	Marshfield town, Massachusetts
2665.	Mashpee town, Massachusetts
2666.	Maynard town, Massachusetts
2667.	Medfield town, Massachusetts
2668.	Medway town, Massachusetts
2669.	Melrose city, Massachusetts
2670.	Middleborough town, Massachusetts
2671.	Middleton town, Massachusetts
2672.	Milford town, Massachusetts
2673.	Millbury town, Massachusetts
2674.	Milton town, Massachusetts
2675.	Nantucket town, Massachusetts
2676.	Newburyport city, Massachusetts
2677.	Norfolk town, Massachusetts 2678. North Adams city, Massachusetts
2679.	North Attleborough town, Massachusetts
2680.	North Reading town, Massachusetts
2681.	Northampton city, Massachusetts
2682.	Northborough town, Massachusetts
2683.	Northbridge town, Massachusetts
2684.	Norton town, Massachusetts
2685.	Norwell town, Massachusetts
2686.	Norwood town, Massachusetts
2687.	Oxford town, Massachusetts
2688.	Palmer Town city, Massachusetts
2689.	Pembroke town, Massachusetts
2690.	Pepperell town, Massachusetts
2691.	Raynham town, Massachusetts
2692.	Reading town, Massachusetts
2693.	Rehoboth town, Massachusetts
2694.	Rockland town, Massachusetts
2695.	Sandwich town, Massachusetts
2696.	Saugus town, Massachusetts
2697.	Scituate town, Massachusetts
2698.	Seekonk town, Massachusetts
2699.	Sharon town, Massachusetts
2700.	Somerset town, Massachusetts
2701.	South Hadley town, Massachusetts
2702.	Southborough town, Massachusetts
2703.	Southbridge Town city, Massachusetts
2704.	Spencer town, Massachusetts
2705.	Stoneham town, Massachusetts
2706.	Stoughton town, Massachusetts
2707.	Sudbury town, Massachusetts
2708.	Swampscott town, Massachusetts
2709.	Swansea town, Massachusetts
2710.	Tyngsborough town, Massachusetts
2711.	Uxbridge town, Massachusetts
2712.	Wakefield town, Massachusetts
2713.	Walpole town, Massachusetts
2714.	Wareham town, Massachusetts
2715.	Wayland town, Massachusetts
2716.	Webster town, Massachusetts
2717.	Wellesley town, Massachusetts
2718.	West Springfield Town city, Massachusetts
2719.	Westborough town, Massachusetts

2720.	Westford town, Massachusetts
2721.	Weston town, Massachusetts
2722.	Westport town, Massachusetts
2723.	Westwood town, Massachusetts
2724.	Whitman town, Massachusetts
2725.	Wilbraham town, Massachusetts
2726.	Wilmington town, Massachusetts
2727.	Winchendon town, Massachusetts
2728.	Winchester town, Massachusetts
2729.	Winthrop Town city, Massachusetts
2730.	Wrentham town, Massachusetts
2731.	Yarmouth town, Massachusetts
2732.	Allegan County, Michigan *
2733.	Ann Arbor city, Michigan *
2734.	Barry County, Michigan *
2735.	Battle Creek city, Michigan *
2736.	Bay City city, Michigan *
2737.	Bay County, Michigan *
2738.	Bedford township, Michigan *
2739.	Berrien County, Michigan *
2740.	Bloomfield charter township, Michigan *
2741.	Branch County, Michigan *
2742.	Brownstown charter township, Michigan *
2743.	Calhoun County, Michigan *
2744.	Canton charter township, Michigan *
2745.	Cass County, Michigan *
2746.	Chesterfield township, Michigan *
2747.	Chippewa County, Michigan *
2748.	Clare County, Michigan *
2749.	Clinton charter township, Michigan *
2750.	Clinton County, Michigan *
2751.	Commerce charter township, Michigan *
2752.	Dearborn city, Michigan *
2753.	Dearborn Heights city, Michigan *
2754.	Delta charter township, Michigan *
2755.	Delta County, Michigan *
2756.	Detroit city, Michigan *
2757.	East Lansing city, Michigan *
2758.	Eastpointe city, Michigan *

FINAL AGREEMENT 3.25.22

2759.	Eaton County, Michigan *
2760.	Emmet County, Michigan *
2761.	Farmington Hills city, Michigan *
2762.	Flint charter township, Michigan *
2763.	Flint city, Michigan *
2764.	Genesee County, Michigan *
2765.	Georgetown charter township, Michigan *
2766.	Grand Blanc charter township, Michigan *
2767.	Grand Rapids city, Michigan *
2768.	Grand Traverse County, Michigan *
2769.	Gratiot County, Michigan *
2770.	Hillsdale County, Michigan *
2771.	Holland charter township, Michigan *
2772.	Holland city, Michigan *
2773.	Houghton County, Michigan *
2774.	Huron County, Michigan *
2775.	Independence charter township, Michigan *
2776.	Ingham County, Michigan *
2777.	Ionia County, Michigan *
2778.	Isabella County, Michigan *
2779.	Jackson city, Michigan *
2780.	Jackson County, Michigan *
2781.	Kalamazoo city, Michigan *
2782.	Kalamazoo County, Michigan *
2783.	Kent County, Michigan *
2784.	Kentwood city, Michigan *
2785.	Lansing city, Michigan *
2786.	Lapeer County, Michigan *
2787.	Lenawee County, Michigan *
2788.	Lincoln Park city, Michigan *
2789.	Livingston County, Michigan *
2790.	Livonia city, Michigan *
2791.	Macomb County, Michigan *
2792.	Macomb township, Michigan *
2793.	Marquette County, Michigan *
2794.	Mecosta County, Michigan *
2795.	Meridian charter township, Michigan *
2796.	Midland city, Michigan *
2797.	Midland County, Michigan *
2798.	Monroe County, Michigan *
2799.	Montcalm County, Michigan *
2800.	Muskegon city, Michigan *
2801.	Muskegon County, Michigan *

2802.	Newaygo County, Michigan *
2803.	Novi city, Michigan *
2804.	Oakland County, Michigan *
2805.	Orion charter township, Michigan *
2806.	Ottawa County, Michigan *
2807.	Pittsfield charter township, Michigan *
2808.	Plainfield charter township, Michigan *
2809.	Pontiac city, Michigan *
2810.	Portage city, Michigan *
2811.	Redford charter township, Michigan *
2812.	Rochester Hills city, Michigan *
2813.	Roseville city, Michigan *
2814.	Royal Oak city, Michigan *
2815.	Saginaw charter township, Michigan *
2816.	Saginaw city, Michigan *
2817.	Saginaw County, Michigan *
2818.	Sanilac County, Michigan *
2819.	Shelby charter township, Michigan *
2820.	Shiawassee County, Michigan *
2821.	Southfield city, Michigan *
2822.	St. Clair County, Michigan *
2823.	St. Clair Shores city, Michigan *
2824.	St. Joseph County, Michigan *
2825.	Sterling Heights city, Michigan *
2826.	Taylor city, Michigan *
2827.	Troy city, Michigan *
2828.	Tuscola County, Michigan *
2829.	Van Buren County, Michigan *
2830.	Warren city, Michigan *
2831.	Washtenaw County, Michigan *
2832.	Waterford charter township, Michigan *
2833.	Wayne County, Michigan *
2834.	West Bloomfield charter township, Michigan *
2835.	Westland city, Michigan *
2836.	Wexford County, Michigan *
2837.	White Lake charter township, Michigan *
2838.	Wyoming city, Michigan *
2839.	Ypsilanti charter township, Michigan *
2840.	Ada township, Michigan

2841.	Adrian city, Michigan
2842.	Alcona County, Michigan
2843.	Algoma township, Michigan
2844.	Allen Park city, Michigan
2845.	Allendale charter township, Michigan
2846.	Alpena County, Michigan
2847.	Alpine township, Michigan
2848.	Antrim County, Michigan
2849.	Antwerp township, Michigan
2850.	Arenac County, Michigan
2851.	Auburn Hills city, Michigan
2852.	Bangor charter township, Michigan
2853.	Bath charter township, Michigan
2854.	Benton charter township, Michigan
2855.	Benzie County, Michigan
2856.	Berkley city, Michigan
2857.	Beverly Hills village, Michigan
2858.	Big Rapids city, Michigan
2859.	Birmingham city, Michigan
2860.	Blackman charter township, Michigan
2861.	Brandon charter township, Michigan
2862.	Brighton township, Michigan
2863.	Burton city, Michigan
2864.	Byron township, Michigan
2865.	Cadillac city, Michigan
2866.	Caledonia township, Michigan
2867.	Cannon township, Michigan
2868.	Cascade charter township, Michigan
2869.	Charlevoix County, Michigan
2870.	Cheboygan County, Michigan
2871.	Clawson city, Michigan
2872.	Coldwater city, Michigan
2873.	Comstock charter township, Michigan
2874.	Cooper charter township, Michigan
2875.	Crawford County, Michigan
2876.	Davison township, Michigan
2877.	Delhi charter township, Michigan
2878.	DeWitt charter township, Michigan
2879.	Dickinson County, Michigan
2880.	East Bay township, Michigan
2881.	East Grand Rapids city, Michigan
2882.	Egelston township, Michigan

FINAL AGREEMENT 3.25.22

2883.	Emmett charter township, Michigan
2884.	Escanaba city, Michigan
2885.	Farmington city, Michigan
2886.	Fenton charter township, Michigan
2887.	Fenton city, Michigan
2888.	Ferndale city, Michigan
2889.	Flat Rock city, Michigan
2890.	Flushing charter township, Michigan
2891.	Fort Gratiot charter township, Michigan
2892.	Fraser city, Michigan
2893.	Frenchtown township, Michigan
2894.	Fruitport charter township, Michigan
2895.	Gaines charter township, Michigan
2896.	Garden City city, Michigan
2897.	Garfield charter township, Michigan
2898.	Genesee charter township, Michigan
2899.	Genoa township, Michigan
2900.	Gladwin County, Michigan
2901.	Gogebic County, Michigan
2902.	Grand Haven charter township, Michigan
2903.	Grand Haven city, Michigan
2904.	Grand Rapids charter township, Michigan
2905.	Grandville city, Michigan
2906.	Green Oak township, Michigan
2907.	Grosse Ile township, Michigan
2908.	Grosse Pointe Park city, Michigan
2909.	Grosse Pointe Woods city, Michigan
2910.	Hamburg township, Michigan
2911.	Hamtramck city, Michigan
2912.	Harper Woods city, Michigan
2913.	Harrison charter township, Michigan
2914.	Hartland township, Michigan
2915.	Hazel Park city, Michigan
2916.	Highland charter township, Michigan
2917.	Highland Park city, Michigan
2918.	Holly township, Michigan
2919.	Huron charter township, Michigan
2920.	Inkster city, Michigan

2921.	Ionia city, Michigan
2922.	Iosco County, Michigan
2923.	Iron County, Michigan
2924.	Kalamazoo charter township, Michigan
2925.	Kalkaska County, Michigan
2926.	Lake County, Michigan
2927.	Leelanau County, Michigan
2928.	Lenox township, Michigan
2929.	Leoni township, Michigan
2930.	Lincoln charter township, Michigan
2931.	Lyon charter township, Michigan
2932.	Mackinac County, Michigan
2933.	Madison Heights city, Michigan
2934.	Manistee County, Michigan
2935.	Marion township, Michigan
2936.	Marquette city, Michigan
2937.	Mason County, Michigan
2938.	Melvindale city, Michigan
2939.	Menominee County, Michigan
2940.	Milford charter township, Michigan
2941.	Missaukee County, Michigan
2942.	Monitor charter township, Michigan
2943.	Monroe charter township, Michigan
2944.	Monroe city, Michigan
2945.	Mount Clemens city, Michigan
2946.	Mount Morris township, Michigan
2947.	Mount Pleasant city, Michigan
2948.	Mundy township, Michigan
2949.	Muskegon charter township, Michigan
2950.	Muskegon Heights city, Michigan
2951.	New Baltimore city, Michigan
2952.	Niles city, Michigan
2953.	Niles township, Michigan
2954.	Northville township, Michigan
2955.	Norton Shores city, Michigan
2956.	Oak Park city, Michigan
2957.	Oakland charter township, Michigan
2958.	Oceana County, Michigan
2959.	Oceola township, Michigan
2960.	Ogemaw County, Michigan
2961.	Osceola County, Michigan
2962.	Oshtemo charter township, Michigan

2963.	Otsego County, Michigan
2964.	Owosso city, Michigan
2965.	Oxford charter township, Michigan
2966.	Park township, Michigan
2967.	Plymouth charter township, Michigan
2968.	Port Huron charter township, Michigan
2969.	Port Huron city, Michigan
2970.	Presque Isle County, Michigan
2971.	Riverview city, Michigan
2972.	Rochester city, Michigan
2973.	Romulus city, Michigan
2974.	Roscommon County, Michigan
2975.	Sault Ste. Marie city, Michigan
2976.	Scio township, Michigan
2977.	South Lyon city, Michigan
2978.	Southfield township, Michigan
2979.	Southgate city, Michigan
2980.	Spring Lake township, Michigan
2981.	Springfield charter township, Michigan
2982.	Sturgis city, Michigan
2983.	Summit township, Michigan
2984.	Superior charter township, Michigan
2985.	Texas charter township, Michigan
2986.	Thomas township, Michigan
2987.	Traverse City city, Michigan
2988.	Trenton city, Michigan
2989.	Tyrone township, Michigan
2990.	Union charter township, Michigan
2991.	Van Buren charter township, Michigan
2992.	Vienna charter township, Michigan
2993.	Walker city, Michigan
2994.	Washington township, Michigan
2995.	Wayne city, Michigan
2996.	Wixom city, Michigan
2997.	Woodhaven city, Michigan
2998.	Wyandotte city, Michigan
2999.	Ypsilanti city, Michigan
3000.	Zeeland charter township, Michigan
3001.	Andover city, Minnesota *
3002.	Anoka County, Minnesota *

FINAL AGREEMENT 3.25.22

3003.	Apple Valley city, Minnesota *
3004.	Becker County, Minnesota *
3005.	Beltrami County, Minnesota *
3006.	Benton County, Minnesota *
3007.	Blaine city, Minnesota *
3008.	Bloomington city, Minnesota *
3009.	Blue Earth County, Minnesota *
3010.	Brooklyn Center city, Minnesota *
3011.	Brooklyn Park city, Minnesota *
3012.	Burnsville city, Minnesota *
3013.	Carlton County, Minnesota *
3014.	Carver County, Minnesota *
3015.	Chisago County, Minnesota *
3016.	Clay County, Minnesota *
3017.	Coon Rapids city, Minnesota *
3018.	Cottage Grove city, Minnesota *
3019.	Crow Wing County, Minnesota *
3020.	Dakota County, Minnesota *
3021.	Douglas County, Minnesota *
3022.	Duluth city, Minnesota *
3023.	Eagan city, Minnesota *
3024.	Eden Prairie city, Minnesota *
3025.	Edina city, Minnesota *
3026.	Freeborn County, Minnesota *
3027.	Goodhue County, Minnesota *
3028.	Hennepin County, Minnesota *
3029.	Inver Grove Heights city, Minnesota *
3030.	Isanti County, Minnesota *
3031.	Itasca County, Minnesota *
3032.	Kandiyohi County, Minnesota *
3033.	Lakeville city, Minnesota *
3034.	Mankato city, Minnesota *
3035.	Maple Grove city, Minnesota *
3036.	Maplewood city, Minnesota *
3037.	McLeod County, Minnesota *
3038.	Minneapolis city, Minnesota *
3039.	Minnetonka city, Minnesota *
3040.	Moorhead city, Minnesota *
3041.	Morrison County, Minnesota *
3042.	Mower County, Minnesota *
3043.	Nicollet County, Minnesota *
3044.	Olmsted County, Minnesota *
3045.	Otter Tail County, Minnesota *

3046.	Plymouth city, Minnesota *
3047.	Polk County, Minnesota *
3048.	Ramsey County, Minnesota *
3049.	Rice County, Minnesota *
3050.	Richfield city, Minnesota *
3051.	Rochester city, Minnesota *
3052.	Roseville city, Minnesota *
3053.	Savage city, Minnesota *
3054.	Scott County, Minnesota *
3055.	Shakopee city, Minnesota *
3056.	Sherburne County, Minnesota *
3057.	St. Cloud city, Minnesota *
3058.	St. Louis County, Minnesota *
3059.	St. Louis Park city, Minnesota *
3060.	St. Paul city, Minnesota *
3061.	Stearns County, Minnesota *
3062.	Steele County, Minnesota *
3063.	Washington County, Minnesota *
3064.	Winona County, Minnesota *
3065.	Woodbury city, Minnesota *
3066.	Wright County, Minnesota *
3067.	Aitkin County, Minnesota
3068.	Albert Lea city, Minnesota
3069.	Alexandria city, Minnesota
3070.	Anoka city, Minnesota
3071.	Arden Hills city, Minnesota
3072.	Austin city, Minnesota
3073.	Bemidji city, Minnesota
3074.	Big Lake city, Minnesota
3075.	Brainerd city, Minnesota
3076.	Brown County, Minnesota
3077.	Buffalo city, Minnesota
3078.	Cass County, Minnesota
3079.	Champlin city, Minnesota
3080.	Chanhassen city, Minnesota
3081.	Chaska city, Minnesota
3082.	Chippewa County, Minnesota
3083.	Cloquet city, Minnesota
3084.	Columbia Heights city, Minnesota
3085.	Cottonwood County, Minnesota
3086.	Crystal city, Minnesota
3087.	Dodge County, Minnesota
3088.	East Bethel city, Minnesota
3089.	Elk River city, Minnesota
3090.	Fairmont city, Minnesota
3091.	Faribault city, Minnesota
3092.	Faribault County, Minnesota
3093.	Farmington city, Minnesota
3094.	Fergus Falls city, Minnesota
3095.	Fillmore County, Minnesota

3096.	Forest Lake city, Minnesota
3097.	Fridley city, Minnesota
3098.	Golden Valley city, Minnesota
3099.	Grand Rapids city, Minnesota
3100.	Ham Lake city, Minnesota
3101.	Hastings city, Minnesota
3102.	Hibbing city, Minnesota
3103.	Hopkins city, Minnesota
3104.	Houston County, Minnesota
3105.	Hubbard County, Minnesota
3106.	Hugo city, Minnesota
3107.	Hutchinson city, Minnesota
3108.	Kanabec County, Minnesota
3109.	Koochiching County, Minnesota
3110.	Lake County, Minnesota
3111.	Le Sueur County, Minnesota
3112.	Lino Lakes city, Minnesota
3113.	Little Canada city, Minnesota
3114.	Lyon County, Minnesota
3115.	Marshall city, Minnesota
3116.	Martin County, Minnesota
3117.	Meeker County, Minnesota
3118.	Mendota Heights city, Minnesota
3119.	Mille Lacs County, Minnesota
3120.	Monticello city, Minnesota
3121.	Mounds View city, Minnesota
3122.	New Brighton city, Minnesota
3123.	New Hope city, Minnesota
3124.	New Ulm city, Minnesota
3125.	Nobles County, Minnesota
3126.	North Branch city, Minnesota
3127.	North Mankato city, Minnesota
3128.	North St. Paul city, Minnesota
3129.	Northfield city, Minnesota
3130.	Oakdale city, Minnesota
3131.	Otsego city, Minnesota
3132.	Owatonna city, Minnesota
3133.	Pennington County, Minnesota
3134.	Pine County, Minnesota
3135.	Pope County, Minnesota
3136.	Prior Lake city, Minnesota
3137.	Ramsey city, Minnesota
3138.	Red Wing city, Minnesota
3139.	Redwood County, Minnesota
3140.	Renville County, Minnesota
3141.	Robbinsdale city, Minnesota
3142.	Rogers city, Minnesota
3143.	Roseau County, Minnesota
3144.	Rosemount city, Minnesota
3145.	Sartell city, Minnesota
3146.	Sauk Rapids city, Minnesota
3147.	Shoreview city, Minnesota

FINAL AGREEMENT 3.25.22

3148.	Sibley County, Minnesota
3149.	South St. Paul city, Minnesota
3150.	St. Michael city, Minnesota
3151.	St. Peter city, Minnesota
3152.	Stillwater city, Minnesota
3153.	Todd County, Minnesota
3154.	Vadnais Heights city, Minnesota
3155.	Victoria city, Minnesota
3156.	Wabasha County, Minnesota
3157.	Waconia city, Minnesota
3158.	Wadena County, Minnesota
3159.	Waseca County, Minnesota
3160.	Watonwan County, Minnesota
3161.	West St. Paul city, Minnesota
3162.	White Bear Lake city, Minnesota
3163.	White Bear township, Minnesota
3164.	Willmar city, Minnesota
3165.	Winona city, Minnesota
3166.	Worthington city, Minnesota
3167.	Adams County, Mississippi *
3168.	Alcorn County, Mississippi *
3169.	Biloxi city, Mississippi *
3170.	Bolivar County, Mississippi *
3171.	DeSoto County, Mississippi *
3172.	Forrest County, Mississippi *
3173.	Gulfport city, Mississippi *
3174.	Hancock County, Mississippi *
3175.	Harrison County, Mississippi *
3176.	Hattiesburg city, Mississippi *
3177.	Hinds County, Mississippi *
3178.	Jackson city, Mississippi *
3179.	Jackson County, Mississippi *
3180.	Jones County, Mississippi *
3181.	Lafayette County, Mississippi *
3182.	Lamar County, Mississippi *
3183.	Lauderdale County, Mississippi *
3184.	Lee County, Mississippi *
3185.	Lincoln County, Mississippi *
3186.	Lowndes County, Mississippi *
3187.	Madison County, Mississippi *
3188.	Marshall County, Mississippi *
3189.	Meridian city, Mississippi *
3190.	Monroe County, Mississippi *
3191.	Oktibbeha County, Mississippi *

3192.	Olive Branch city, Mississippi *
3193.	Panola County, Mississippi *
3194.	Pearl River County, Mississippi *
3195.	Pike County, Mississippi *
3196.	Pontotoc County, Mississippi *
3197.	Rankin County, Mississippi *
3198.	Southaven city, Mississippi *
3199.	Tupelo city, Mississippi *
3200.	Warren County, Mississippi *
3201.	Washington County, Mississippi *
3202.	Amite County, Mississippi
3203.	Attala County, Mississippi
3204.	Bay St. Louis city, Mississippi
3205.	Brandon city, Mississippi
3206.	Brookhaven city, Mississippi
3207.	Byram city, Mississippi
3208.	Calhoun County, Mississippi
3209.	Canton city, Mississippi
3210.	Chickasaw County, Mississippi
3211.	Clarke County, Mississippi
3212.	Clarksdale city, Mississippi
3213.	Clay County, Mississippi
3214.	Cleveland city, Mississippi
3215.	Clinton city, Mississippi
3216.	Coahoma County, Mississippi
3217.	Columbus city, Mississippi
3218.	Copiah County, Mississippi
3219.	Corinth city, Mississippi
3220.	Covington County, Mississippi
3221.	D'Iberville city, Mississippi
3222.	Gautier city, Mississippi
3223.	George County, Mississippi
3224.	Greene County, Mississippi
3225.	Greenville city, Mississippi
3226.	Greenwood city, Mississippi
3227.	Grenada city, Mississippi
3228.	Grenada County, Mississippi
3229.	Hernando city, Mississippi
3230.	Holmes County, Mississippi
3231.	Horn Lake city, Mississippi
3232.	Itawamba County, Mississippi
3233.	Jasper County, Mississippi
3234.	Jefferson Davis County, Mississippi
3235.	Laurel city, Mississippi
3236.	Lawrence County, Mississippi
3237.	Leake County, Mississippi
3238.	Leflore County, Mississippi
3239.	Long Beach city, Mississippi

3240.	Madison city, Mississippi
3241.	Marion County, Mississippi
3242.	McComb city, Mississippi
3243.	Moss Point city, Mississippi
3244.	Natchez city, Mississippi
3245.	Neshoba County, Mississippi
3246.	Newton County, Mississippi
3247.	Noxubee County, Mississippi
3248.	Ocean Springs city, Mississippi
3249.	Oxford city, Mississippi
3250.	Pascagoula city, Mississippi
3251.	Pearl city, Mississippi
3252.	Perry County, Mississippi
3253.	Petal city, Mississippi
3254.	Picayune city, Mississippi
3255.	Prentiss County, Mississippi
3256.	Ridgeland city, Mississippi
3257.	Scott County, Mississippi
3258.	Simpson County, Mississippi
3259.	Smith County, Mississippi
3260.	Starkville city, Mississippi
3261.	Stone County, Mississippi
3262.	Sunflower County, Mississippi
3263.	Tallahatchie County, Mississippi
3264.	Tate County, Mississippi
3265.	Tippah County, Mississippi
3266.	Tishomingo County, Mississippi
3267.	Union County, Mississippi
3268.	Vicksburg city, Mississippi
3269.	Walthall County, Mississippi
3270.	Wayne County, Mississippi
3271.	West Point city, Mississippi
3272.	Winston County, Mississippi
3273.	Yalobusha County, Mississippi
3274.	Yazoo City city, Mississippi
3275.	Yazoo County, Mississippi
3276.	Ballwin city, Missouri *
3277.	Barry County, Missouri *
3278.	Blue Springs city, Missouri *
3279.	Boone County, Missouri *
3280.	Buchanan County, Missouri *
3281.	Butler County, Missouri *
3282.	Callaway County, Missouri *
3283.	Camden County, Missouri *
3284.	Cape Girardeau city, Missouri *
3285.	Cape Girardeau County, Missouri *
3286.	Cass County, Missouri *
3287.	Chesterfield city, Missouri *
3288.	Christian County, Missouri *

FINAL AGREEMENT 3.25.22

3289.	Clay County, Missouri *
3290.	Cole County, Missouri *
3291.	Columbia city, Missouri *
3292.	Florissant city, Missouri *
3293.	Franklin County, Missouri *
3294.	Greene County, Missouri *
3295.	Howell County, Missouri *
3296.	Independence city, Missouri *
3297.	Jackson County, Missouri *
3298.	Jasper County, Missouri *
3299.	Jefferson City city, Missouri *
3300.	Jefferson County, Missouri *
3301.	Johnson County, Missouri *
3302.	Joplin city, Missouri *
3303.	Kansas City city, Missouri *
3304.	Laclede County, Missouri *
3305.	Lafayette County, Missouri *
3306.	Lawrence County, Missouri *
3307.	Lee's Summit city, Missouri *
3308.	Liberty city, Missouri *
3309.	Lincoln County, Missouri *
3310.	Newton County, Missouri *
3311.	O'Fallon city, Missouri *
3312.	Pettis County, Missouri *
3313.	Phelps County, Missouri *
3314.	Platte County, Missouri *
3315.	Polk County, Missouri *
3316.	Pulaski County, Missouri *
3317.	Scott County, Missouri *
3318.	Springfield city, Missouri *
3319.	St. Charles city, Missouri *
3320.	St. Charles County, Missouri *
3321.	St. Francois County, Missouri *
3322.	St. Joseph city, Missouri *
3323.	St. Louis city, Missouri *
3324.	St. Louis County, Missouri *
3325.	St. Peters city, Missouri *
3326.	Stone County, Missouri *
3327.	Taney County, Missouri *
3328.	University City city, Missouri *
3329.	Warren County, Missouri *
3330.	Webster County, Missouri *
3331.	Wentzville city, Missouri *
3332.	Wildwood city, Missouri *
3333.	Adair County, Missouri
3334.	Andrew County, Missouri
3335.	Arnold city, Missouri
3336.	Audrain County, Missouri
3337.	Barton County, Missouri
3338.	Bates County, Missouri
3339.	Bellefontaine Neighbors city, Missouri
3340.	Belton city, Missouri

3341.	Benton County, Missouri
3342.	Bolivar city, Missouri
3343.	Bollinger County, Missouri
3344.	Branson city, Missouri
3345.	Bridgeton city, Missouri
3346.	Carthage city, Missouri
3347.	Cedar County, Missouri
3348.	Clayton city, Missouri
3349.	Clinton County, Missouri
3350.	Cooper County, Missouri
3351.	Crawford County, Missouri
3352.	Crestwood city, Missouri
3353.	Creve Coeur city, Missouri
3354.	Dallas County, Missouri
3355.	Dardenne Prairie city, Missouri
3356.	DeKalb County, Missouri
3357.	Dent County, Missouri
3358.	Douglas County, Missouri
3359.	Dunklin County, Missouri
3360.	Eureka city, Missouri
3361.	Excelsior Springs city, Missouri
3362.	Farmington city, Missouri
3363.	Ferguson city, Missouri
3364.	Festus city, Missouri
3365.	Fulton city, Missouri
3366.	Gasconade County, Missouri
3367.	Gladstone city, Missouri
3368.	Grain Valley city, Missouri
3369.	Grandview city, Missouri
3370.	Hannibal city, Missouri
3371.	Harrisonville city, Missouri
3372.	Hazelwood city, Missouri
3373.	Henry County, Missouri
3374.	Howard County, Missouri
3375.	Independence township, Missouri
3376.	Iron County, Missouri
3377.	Jackson city, Missouri
3378.	Jennings city, Missouri
3379.	Kearney city, Missouri
3380.	Kennett city, Missouri
3381.	Kirksville city, Missouri
3382.	Kirkwood city, Missouri
3383.	Lake St. Louis city, Missouri
3384.	Lebanon city, Missouri
3385.	Liberty township, Missouri
3386.	Linn County, Missouri
3387.	Livingston County, Missouri
3388.	Macon County, Missouri
3389.	Madison County, Missouri
3390.	Manchester city, Missouri
3391.	Marion County, Missouri
3392.	Marshall city, Missouri

3393.	Maryland Heights city, Missouri
3394.	Maryville city, Missouri
3395.	McDonald County, Missouri
3396.	Mexico city, Missouri
3397.	Miller County, Missouri
3398.	Mississippi County, Missouri
3399.	Moberly city, Missouri
3400.	Moniteau County, Missouri
3401.	Montgomery County, Missouri
3402.	Morgan County, Missouri
3403.	Neosho city, Missouri
3404.	New Madrid County, Missouri
3405.	Nixa city, Missouri
3406.	Nodaway County, Missouri
3407.	Oregon County, Missouri
3408.	Osage County, Missouri
3409.	Overland city, Missouri
3410.	Ozark city, Missouri
3411.	Pemiscot County, Missouri
3412.	Perry County, Missouri
3413.	Pike County, Missouri
3414.	Polk township, Missouri
3415.	Poplar Bluff city, Missouri
3416.	Ralls County, Missouri
3417.	Randolph County, Missouri
3418.	Ray County, Missouri
3419.	Raymore city, Missouri
3420.	Raytown city, Missouri
3421.	Republic city, Missouri
3422.	Ripley County, Missouri
3423.	Rolla city, Missouri
3424.	Saline County, Missouri
3425.	Sedalia city, Missouri
3426.	Sikeston city, Missouri
3427.	Smithville city, Missouri
3428.	St. Ann city, Missouri
3429.	Ste. Genevieve County, Missouri
3430.	Stoddard County, Missouri
3431.	Texas County, Missouri
3432.	Town and Country city, Missouri
3433.	Troy city, Missouri
3434.	Union city, Missouri
3435.	Vernon County, Missouri
3436.	Warrensburg city, Missouri
3437.	Washington city, Missouri
3438.	Washington County, Missouri
3439.	Wayne County, Missouri
3440.	Webb City city, Missouri
3441.	Webster Groves city, Missouri
3442.	West Plains city, Missouri
3443.	Wright County, Missouri
3444.	Billings city, Montana *

FINAL AGREEMENT 3.25.22

3445.	Bozeman city, Montana *
3446.	Butte-Silver Bow, Montana *
3447.	Cascade County, Montana *
3448.	Flathead County, Montana *
3449.	Gallatin County, Montana *
3450.	Great Falls city, Montana *
3451.	Helena city, Montana *
3452.	Lake County, Montana *
3453.	Lewis and Clark County, Montana *
3454.	Missoula city, Montana *
3455.	Missoula County, Montana *
3456.	Ravalli County, Montana *
3457.	Yellowstone County, Montana *
3458.	Big Horn County, Montana
3459.	Carbon County, Montana
3460.	Custer County, Montana
3461.	Fergus County, Montana
3462.	Glacier County, Montana
3463.	Hill County, Montana
3464.	Jefferson County, Montana
3465.	Kalispell city, Montana
3466.	Lincoln County, Montana
3467.	Park County, Montana
3468.	Richland County, Montana
3469.	Roosevelt County, Montana
3470.	Sanders County, Montana
3471.	Adams County, Nebraska *
3472.	Bellevue city, Nebraska *
3473.	Buffalo County, Nebraska *
3474.	Dodge County, Nebraska *
3475.	Douglas County, Nebraska *
3476.	Grand Island city, Nebraska *
3477.	Hall County, Nebraska *
3478.	Kearney city, Nebraska *
3479.	Lancaster County, Nebraska *
3480.	Lincoln city, Nebraska *
3481.	Lincoln County, Nebraska *
3482.	Madison County, Nebraska *
3483.	Omaha city, Nebraska *
3484.	Platte County, Nebraska *
3485.	Sarpy County, Nebraska *
3486.	Scotts Bluff County, Nebraska *
3487.	Beatrice city, Nebraska
3488.	Box Butte County, Nebraska
3489.	Cass County, Nebraska
3490.	Colfax County, Nebraska
3491.	Columbus city, Nebraska
3492.	Custer County, Nebraska
3493.	Dakota County, Nebraska
3494.	Dawson County, Nebraska
3495.	Fremont city, Nebraska
3496.	Gage County, Nebraska

3497.	Hastings city, Nebraska
3498.	Holt County, Nebraska
3499.	La Vista city, Nebraska
3500.	Lexington city, Nebraska
3501.	Norfolk city, Nebraska
3502.	North Platte city, Nebraska
3503.	Otoe County, Nebraska
3504.	Papillion city, Nebraska
3505.	Red Willow County, Nebraska
3506.	Saline County, Nebraska
3507.	Saunders County, Nebraska
3508.	Scottsbluff city, Nebraska
3509.	Seward County, Nebraska
3510.	South Sioux City city, Nebraska
3511.	Washington County, Nebraska
3512.	York County, Nebraska
3513.	Carson City, Nevada *
3514.	Clark County, Nevada *
3515.	Douglas County, Nevada *
3516.	Elko County, Nevada *
3517.	Henderson city, Nevada *
3518.	Las Vegas city, Nevada *
3519.	Lyon County, Nevada *
3520.	North Las Vegas city, Nevada *
3521.	Nye County, Nevada *
3522.	Reno city, Nevada *
3523.	Sparks city, Nevada *
3524.	Washoe County, Nevada *
3525.	Boulder City city, Nevada
3526.	Churchill County, Nevada
3527.	Elko city, Nevada
3528.	Fernley city, Nevada
3529.	Humboldt County, Nevada
3530.	Mesquite city, Nevada
3531.	Belknap County, New Hampshire *
3532.	Carroll County, New Hampshire *
3533.	Cheshire County, New Hampshire *
3534.	Concord city, New Hampshire *
3535.	Coos County, New Hampshire *
3536.	Derry town, New Hampshire *
3537.	Dover city, New Hampshire *
3538.	Grafton County, New Hampshire *
3539.	Hillsborough County, New Hampshire *
3540.	Manchester city, New Hampshire *

3541.	Merrimack County, New Hampshire *
3542.	Nashua city, New Hampshire *
3543.	Rochester city, New Hampshire *
3544.	Rockingham County, New Hampshire *
3545.	Strafford County, New Hampshire *
3546.	Sullivan County, New Hampshire *
3547.	Amherst town, New Hampshire
3548.	Bedford town, New Hampshire
3549.	Berlin city, New Hampshire
3550.	Claremont city, New Hampshire
3551.	Conway town, New Hampshire
3552.	Durham town, New Hampshire
3553.	Exeter town, New Hampshire
3554.	Goffstown town, New Hampshire
3555.	Hampton town, New Hampshire
3556.	Hanover town, New Hampshire
3557.	Hooksett town, New Hampshire
3558.	Hudson town, New Hampshire
3559.	Keene city, New Hampshire
3560.	Laconia city, New Hampshire
3561.	Lebanon city, New Hampshire
3562.	Londonderry town, New Hampshire
3563.	Merrimack town, New Hampshire
3564.	Milford town, New Hampshire
3565.	Pelham town, New Hampshire
3566.	Portsmouth city, New Hampshire
3567.	Raymond town, New Hampshire
3568.	Salem town, New Hampshire
3569.	Somersworth city, New Hampshire
3570.	Windham town, New Hampshire
3571.	Atlantic City city, New Jersey *
3572.	Atlantic County, New Jersey *
3573.	Bayonne city, New Jersey *

FINAL AGREEMENT 3.25.22

3574.	Belleville township, New Jersey *
3575.	Bergen County, New Jersey *
3576.	Berkeley township, New Jersey *
3577.	Bloomfield township, New Jersey *
3578.	Brick township, New Jersey *
3579.	Bridgewater township, New Jersey *
3580.	Burlington County, New Jersey *
3581.	Camden city, New Jersey *
3582.	Camden County, New Jersey *
3583.	Cape May County, New Jersey *
3584.	Cherry Hill township, New Jersey *
3585.	City of Orange township, New Jersey *
3586.	Clifton city, New Jersey *
3587.	Cumberland County, New Jersey *
3588.	Deptford township, New Jersey *
3589.	East Brunswick township, New Jersey *
3590.	East Orange city, New Jersey *
3591.	Edison township, New Jersey *
3592.	Egg Harbor township, New Jersey *
3593.	Elizabeth city, New Jersey *
3594.	Essex County, New Jersey *
3595.	Evesham township, New Jersey *
3596.	Ewing township, New Jersey *
3597.	Fair Lawn borough, New Jersey *
3598.	Fort Lee borough, New Jersey *
3599.	Franklin township, New Jersey *
3600.	Freehold township, New Jersey *
3601.	Galloway township, New Jersey *
3602.	Garfield city, New Jersey *
3603.	Gloucester County, New Jersey *
3604.	Gloucester township, New Jersey *
3605.	Hackensack city, New Jersey *

3606.	Hamilton township, New Jersey *
3607.	Hillsborough township, New Jersey *
3608.	Hoboken city, New Jersey *
3609.	Howell township, New Jersey *
3610.	Hudson County, New Jersey *
3611.	Hunterdon County, New Jersey *
3612.	Irvington township, New Jersey *
3613.	Jackson township, New Jersey *
3614.	Jersey City city, New Jersey *
3615.	Kearny town, New Jersey *
3616.	Lakewood township, New Jersey *
3617.	Lawrence township, New Jersey *
3618.	Linden city, New Jersey *
3619.	Livingston township, New Jersey *
3620.	Long Branch city, New Jersey *
3621.	Manalapan township, New Jersey *
3622.	Manchester township, New Jersey *
3623.	Marlboro township, New Jersey *
3624.	Mercer County, New Jersey *
3625.	Middlesex County, New Jersey *
3626.	Middletown township, New Jersey *
3627.	Monmouth County, New Jersey *
3628.	Monroe township, New Jersey *
3629.	Monroe township, New Jersey *
3630.	Montclair township, New Jersey *
3631.	Morris County, New Jersey *
3632.	Mount Laurel township, New Jersey *
3633.	New Brunswick city, New Jersey *
3634.	Newark city, New Jersey *
3635.	North Bergen township, New Jersey *
3636.	North Brunswick township, New Jersey *
3637.	Ocean County, New Jersey *

3638.	Old Bridge township, New Jersey *
3639.	Parsippany-Troy Hills township, New Jersey *
3640.	Passaic city, New Jersey *
3641.	Passaic County, New Jersey *
3642.	Paterson city, New Jersey *
3643.	Pennsauken township, New Jersey *
3644.	Perth Amboy city, New Jersey *
3645.	Piscataway township, New Jersey *
3646.	Plainfield city, New Jersey *
3647.	Princeton, New Jersey *
3648.	Salem County, New Jersey *
3649.	Sayreville borough, New Jersey *
3650.	Somerset County, New Jersey *
3651.	South Brunswick township, New Jersey *
3652.	Sussex County, New Jersey *
3653.	Teaneck township, New Jersey *
3654.	Toms River township, New Jersey *
3655.	Trenton city, New Jersey *
3656.	Union City city, New Jersey *
3657.	Union County, New Jersey *
3658.	Union township, New Jersey *
3659.	Vineland city, New Jersey *
3660.	Warren County, New Jersey *
3661.	Washington township, New Jersey *
3662.	Wayne township, New Jersey *
3663.	West New York town, New Jersey *
3664.	West Orange township, New Jersey *
3665.	Willingboro township, New Jersey *
3666.	Winslow township, New Jersey *
3667.	Woodbridge township, New Jersey *
3668.	Aberdeen township, New Jersey
3669.	Asbury Park city, New Jersey
3670.	Barnegat township, New Jersey
3671.	Beachwood borough, New Jersey

FINAL AGREEMENT 3.25.22

3672.	Bellmawr borough, New Jersey
3673.	Bergenfield borough, New Jersey
3674.	Berkeley Heights township, New Jersey
3675.	Bernards township, New Jersey
3676.	Bordentown township, New Jersey
3677.	Bound Brook borough, New Jersey
3678.	Branchburg township, New Jersey
3679.	Bridgeton city, New Jersey
3680.	Burlington township, New Jersey
3681.	Carteret borough, New Jersey
3682.	Cedar Grove township, New Jersey
3683.	Chatham township, New Jersey
3684.	Cinnaminson township, New Jersey
3685.	Clark township, New Jersey
3686.	Cliffside Park borough, New Jersey
3687.	Clinton township, New Jersey
3688.	Collingswood borough, New Jersey
3689.	Cranford township, New Jersey
3690.	Delran township, New Jersey
3691.	Denville township, New Jersey
3692.	Dover town, New Jersey
3693.	Dumont borough, New Jersey
3694.	East Greenwich township, New Jersey
3695.	East Hanover township, New Jersey
3696.	East Windsor township, New Jersey
3697.	Eatontown borough, New Jersey
3698.	Edgewater borough, New Jersey
3699.	Elmwood Park borough, New Jersey
3700.	Englewood city, New Jersey
3701.	Fairview borough, New Jersey
3702.	Florence township, New Jersey
3703.	Florham Park borough, New Jersey

3704.	Franklin Lakes borough, New Jersey
3705.	Franklin township, New Jersey
3706.	Freehold borough, New Jersey
3707.	Glassboro borough, New Jersey
3708.	Glen Rock borough, New Jersey
3709.	Gloucester City city, New Jersey
3710.	Guttenberg town, New Jersey
3711.	Haddon township, New Jersey
3712.	Haddonfield borough, New Jersey
3713.	Hamilton township, New Jersey
3714.	Hammonton town, New Jersey
3715.	Hanover township, New Jersey
3716.	Harrison town, New Jersey
3717.	Harrison township, New Jersey
3718.	Hasbrouck Heights borough, New Jersey
3719.	Hawthorne borough, New Jersey
3720.	Hazlet township, New Jersey
3721.	Highland Park borough, New Jersey
3722.	Hillsdale borough, New Jersey
3723.	Hillside township, New Jersey
3724.	Holmdel township, New Jersey
3725.	Hopatcong borough, New Jersey
3726.	Hopewell township, New Jersey
3727.	Jefferson township, New Jersey
3728.	Lacey township, New Jersey
3729.	Lincoln Park borough, New Jersey
3730.	Lindenwold borough, New Jersey
3731.	Little Egg Harbor township, New Jersey
3732.	Little Falls township, New Jersey
3733.	Little Ferry borough, New Jersey
3734.	Lodi borough, New Jersey
3735.	Lower township, New Jersey
3736.	Lumberton township, New Jersey

3737.	Lyndhurst township, New Jersey
3738.	Madison borough, New Jersey
3739.	Mahwah township, New Jersey
3740.	Mantua township, New Jersey
3741.	Manville borough, New Jersey
3742.	Maple Shade township, New Jersey
3743.	Maplewood township, New Jersey
3744.	Medford township, New Jersey
3745.	Metuchen borough, New Jersey
3746.	Middle township, New Jersey
3747.	Middlesex borough, New Jersey
3748.	Millburn township, New Jersey
3749.	Millstone township, New Jersey
3750.	Millville city, New Jersey
3751.	Montgomery township, New Jersey
3752.	Montville township, New Jersey
3753.	Moorestown township, New Jersey
3754.	Morris township, New Jersey
3755.	Morristown town, New Jersey
3756.	Mount Olive township, New Jersey
3757.	Neptune township, New Jersey
3758.	New Milford borough, New Jersey
3759.	New Providence borough, New Jersey
3760.	North Arlington borough, New Jersey
3761.	North Plainfield borough, New Jersey
3762.	Nutley township, New Jersey
3763.	Oakland borough, New Jersey
3764.	Ocean City city, New Jersey
3765.	Ocean township, New Jersey
3766.	Palisades Park borough, New Jersey
3767.	Paramus borough, New Jersey
3768.	Pemberton township, New Jersey
3769.	Pennsville township, New Jersey
3770.	Pequannock township, New Jersey

FINAL AGREEMENT 3.25.22

3771.	Phillipsburg town, New Jersey
3772.	Pine Hill borough, New Jersey
3773.	Plainsboro township, New Jersey
3774.	Pleasantville city, New Jersey
3775.	Point Pleasant borough, New Jersey
3776.	Pompton Lakes borough, New Jersey
3777.	Rahway city, New Jersey
3778.	Ramsey borough, New Jersey
3779.	Randolph township, New Jersey
3780.	Raritan township, New Jersey
3781.	Readington township, New Jersey
3782.	Red Bank borough, New Jersey
3783.	Ridgefield borough, New Jersey
3784.	Ridgefield Park village, New Jersey
3785.	Ridgewood village, New Jersey
3786.	Ringwood borough, New Jersey
3787.	River Edge borough, New Jersey
3788.	Robbinsville township, New Jersey
3789.	Rockaway township, New Jersey
3790.	Roselle borough, New Jersey
3791.	Roselle Park borough, New Jersey
3792.	Roxbury township, New Jersey
3793.	Rutherford borough, New Jersey
3794.	Saddle Brook township, New Jersey
3795.	Scotch Plains township, New Jersey
3796.	Secaucus town, New Jersey
3797.	Somers Point city, New Jersey
3798.	Somerville borough, New Jersey
3799.	South Orange Village township, New Jersey
3800.	South Plainfield borough, New Jersey
3801.	South River borough, New Jersey
3802.	Southampton township, New Jersey

3803.	Sparta township, New Jersey
3804.	Springfield township, New Jersey
3805.	Stafford township, New Jersey
3806.	Summit city, New Jersey
3807.	Tenafly borough, New Jersey
3808.	Tinton Falls borough, New Jersey
3809.	Totowa borough, New Jersey
3810.	Upper township, New Jersey
3811.	Vernon township, New Jersey
3812.	Verona township, New Jersey
3813.	Voorhees township, New Jersey
3814.	Waldwick borough, New Jersey
3815.	Wall township, New Jersey
3816.	Wallington borough, New Jersey
3817.	Wanaque borough, New Jersey
3818.	Wantage township, New Jersey
3819.	Warren township, New Jersey
3820.	Washington township, New Jersey
3821.	Waterford township, New Jersey
3822.	Weehawken township, New Jersey
3823.	West Caldwell township, New Jersey
3824.	West Deptford township, New Jersey
3825.	West Milford township, New Jersey
3826.	West Windsor township, New Jersey
3827.	Westfield town, New Jersey
3828.	Westwood borough, New Jersey
3829.	Woodland Park borough, New Jersey
3830.	Woolwich township, New Jersey
3831.	Wyckoff township, New Jersey
3832.	Alamogordo city, New Mexico *
3833.	Albuquerque city, New Mexico *
3834.	Bernalillo County, New Mexico *
3835.	Chaves County, New Mexico *

3836.	Clovis city, New Mexico *
3837.	Curry County, New Mexico *
3838.	Doña Ana County, New Mexico *
3839.	Eddy County, New Mexico *
3840.	Farmington city, New Mexico *
3841.	Hobbs city, New Mexico *
3842.	Las Cruces city, New Mexico *
3843.	Lea County, New Mexico *
3844.	McKinley County, New Mexico *
3845.	Otero County, New Mexico *
3846.	Rio Arriba County, New Mexico *
3847.	Rio Rancho city, New Mexico *
3848.	Roswell city, New Mexico *
3849.	San Juan County, New Mexico *
3850.	Sandoval County, New Mexico *
3851.	Santa Fe city, New Mexico *
3852.	Santa Fe County, New Mexico *
3853.	Taos County, New Mexico *
3854.	Valencia County, New Mexico *
3855.	Artesia city, New Mexico
3856.	Bernalillo town, New Mexico
3857.	Carlsbad city, New Mexico
3858.	Cibola County, New Mexico
3859.	Colfax County, New Mexico
3860.	Deming city, New Mexico
3861.	Española city, New Mexico
3862.	Gallup city, New Mexico
3863.	Grant County, New Mexico
3864.	Las Vegas city, New Mexico
3865.	Lincoln County, New Mexico
3866.	Los Alamos County, New Mexico
3867.	Los Lunas village, New Mexico
3868.	Lovington city, New Mexico
3869.	Luna County, New Mexico
3870.	Portales city, New Mexico
3871.	Roosevelt County, New Mexico
3872.	San Miguel County, New Mexico
3873.	Sierra County, New Mexico
3874.	Socorro County, New Mexico
3875.	Sunland Park city, New Mexico

FINAL AGREEMENT 3.25.22

3876.	Torrance County, New Mexico
3877.	Albany city, New York *
3878.	Albany County, New York *
3879.	Allegany County, New York *
3880.	Amherst town, New York *
3881.	Babylon town, New York *
3882.	Bethlehem town, New York *
3883.	Binghamton city, New York *
3884.	Brighton town, New York *
3885.	Brookhaven town, New York *
3886.	Broome County, New York *
3887.	Buffalo city, New York *
3888.	Carmel town, New York *
3889.	Cattaraugus County, New York *
3890.	Cayuga County, New York *
3891.	Chautauqua County, New York *
3892.	Cheektowaga town, New York *
3893.	Chemung County, New York *
3894.	Chenango County, New York *
3895.	Cicero town, New York *
3896.	Clarence town, New York *
3897.	Clarkstown town, New York *
3898.	Clay town, New York *
3899.	Clifton Park town, New York *
3900.	Clinton County, New York *
3901.	Colonie town, New York *
3902.	Columbia County, New York *
3903.	Cortland County, New York *
3904.	Cortlandt town, New York *
3905.	Delaware County, New York *
3906.	Dutchess County, New York *
3907.	Eastchester town, New York *
3908.	Erie County, New York *
3909.	Essex County, New York *
3910.	Franklin County, New York *
3911.	Freeport village, New York *
3912.	Fulton County, New York *
3913.	Genesee County, New York *
3914.	Greece town, New York *
3915.	Greenburgh town, New York *
3916.	Greene County, New York *
3917.	Guilderland town, New York *
3918.	Hamburg town, New York *
3919.	Haverstraw town, New York *
3920.	Hempstead town, New York *

3921.	Hempstead village, New York *
3922.	Henrietta town, New York *
3923.	Herkimer County, New York *
3924.	Huntington town, New York *
3925.	Irondequoit town, New York *
3926.	Islip town, New York *
3927.	Ithaca city, New York *
3928.	Jefferson County, New York *
3929.	Lancaster town, New York *
3930.	Livingston County, New York *
3931.	Long Beach city, New York *
3932.	Madison County, New York *
3933.	Manlius town, New York *
3934.	Monroe County, New York *
3935.	Montgomery County, New York *
3936.	Mount Pleasant town, New York *
3937.	Mount Vernon city, New York *
3938.	Nassau County, New York *
3939.	New Rochelle city, New York *
3940.	New York city / Bronx County / Kings County / New York County / Queens County / Richmond County, New York *
3941.	Newburgh town, New York *
3942.	Niagara County, New York *
3943.	Niagara Falls city, New York *
3944.	North Hempstead town, New York *
3945.	North Tonawanda city, New York *
3946.	Oneida County, New York *
3947.	Onondaga County, New York *
3948.	Ontario County, New York *
3949.	Orange County, New York *
3950.	Orangetown town, New York *
3951.	Orleans County, New York *
3952.	Ossining town, New York *
3953.	Oswego County, New York *
3954.	Otsego County, New York *
3955.	Oyster Bay town, New York *
3956.	Penfield town, New York *
3957.	Perinton town, New York *
3958.	Poughkeepsie city, New York *

3959.	Poughkeepsie town, New York *
3960.	Putnam County, New York *
3961.	Ramapo town, New York *
3962.	Rensselaer County, New York *
3963.	Riverhead town, New York *
3964.	Rochester city, New York *
3965.	Rockland County, New York *
3966.	Rome city, New York *
3967.	Rye town, New York *
3968.	Salina town, New York *
3969.	Saratoga County, New York *
3970.	Schenectady city, New York *
3971.	Schenectady County, New York *
3972.	Schoharie County, New York *
3973.	Seneca County, New York *
3974.	Smithtown town, New York *
3975.	Southampton town, New York *
3976.	Spring Valley village, New York *
3977.	St. Lawrence County, New York *
3978.	Steuben County, New York *
3979.	Suffolk County, New York *
3980.	Sullivan County, New York *
3981.	Syracuse city, New York *
3982.	Tioga County, New York *
3983.	Tompkins County, New York *
3984.	Tonawanda town, New York *
3985.	Troy city, New York *
3986.	Ulster County, New York *
3987.	Union town, New York *
3988.	Utica city, New York *
3989.	Valley Stream village, New York *
3990.	Warren County, New York *
3991.	Warwick town, New York *
3992.	Washington County, New York *
3993.	Wayne County, New York *
3994.	Webster town, New York *
3995.	West Seneca town, New York *
3996.	Westchester County, New York *
3997.	White Plains city, New York *
3998.	Wyoming County, New York *
3999.	Yonkers city, New York *
4000.	Yorktown town, New York *

FINAL AGREEMENT 3.25.22

4001.	Amsterdam city, New York
4002.	Arcadia town, New York
4003.	Auburn city, New York
4004.	Aurora town, New York
4005.	Babylon village, New York
4006.	Ballston town, New York
4007.	Batavia city, New York
4008.	Bath town, New York
4009.	Beacon city, New York
4010.	Bedford town, New York
4011.	Beekman town, New York
4012.	Blooming Grove town, New York
4013.	Brunswick town, New York
4014.	Camillus town, New York
4015.	Canandaigua city, New York
4016.	Canandaigua town, New York
4017.	Canton town, New York
4018.	Catskill town, New York
4019.	Chenango town, New York
4020.	Chester town, New York
4021.	Chili town, New York
4022.	Cohoes city, New York
4023.	Corning city, New York
4024.	Cornwall town, New York
4025.	Cortland city, New York
4026.	De Witt town, New York
4027.	Depew village, New York
4028.	Dobbs Ferry village, New York
4029.	Dryden town, New York
4030.	Dunkirk city, New York
4031.	East Fishkill town, New York
4032.	East Greenbush town, New York
4033.	East Hampton town, New York
4034.	Elma town, New York
4035.	Elmira city, New York
4036.	Endicott village, New York
4037.	Evans town, New York
4038.	Fallsburg town, New York
4039.	Farmington town, New York
4040.	Fishkill town, New York
4041.	Floral Park village, New York
4042.	Fredonia village, New York
4043.	Fulton city, New York
4044.	Garden City village, New York
4045.	Gates town, New York
4046.	Geddes town, New York
4047.	Geneseo town, New York
4048.	Geneva city, New York
4049.	German Flatts town, New York

4050.	Glen Cove city, New York
4051.	Glens Falls city, New York
4052.	Glenville town, New York
4053.	Gloversville city, New York
4054.	Goshen town, New York
4055.	Grand Island town, New York
4056.	Great Neck village, New York
4057.	Halfmoon town, New York
4058.	Harrison town, New York
4059.	Harrison village, New York
4060.	Haverstraw village, New York
4061.	Highlands town, New York
4062.	Horseheads town, New York
4063.	Hyde Park town, New York
4064.	Ithaca town, New York
4065.	Jamestown city, New York
4066.	Johnson City village, New York
4067.	Kenmore village, New York
4068.	Kent town, New York
4069.	Kingsbury town, New York
4070.	Kingston city, New York
4071.	Kirkland town, New York
4072.	Kiryas Joel village, New York
4073.	La Grange town, New York
4074.	Lackawanna city, New York
4075.	Lake Grove village, New York
4076.	Lancaster village, New York
4077.	Lansing town, New York
4078.	Le Ray town, New York
4079.	Lewis County, New York
4080.	Lewisboro town, New York
4081.	Lewiston town, New York
4082.	Lindenhurst village, New York
4083.	Lloyd town, New York
4084.	Lockport city, New York
4085.	Lockport town, New York
4086.	Lynbrook village, New York
4087.	Lysander town, New York
4088.	Malone town, New York
4089.	Malta town, New York
4090.	Mamakating town, New York
4091.	Mamaroneck town, New York
4092.	Mamaroneck village, New York
4093.	Massapequa Park village, New York
4094.	Massena town, New York
4095.	Massena village, New York
4096.	Middletown city, New York
4097.	Milton town, New York
4098.	Mineola village, New York
4099.	Monroe town, New York
4100.	Montgomery town, New York

4101.	Moreau town, New York
4102.	Mount Kisco village / Mount Kisco town, New York
4103.	New Castle town, New York
4104.	New Hartford town, New York
4105.	New Paltz town, New York
4106.	New Windsor town, New York
4107.	Newburgh city, New York
4108.	Niskayuna town, New York
4109.	North Castle town, New York
4110.	North Greenbush town, New York
4111.	Ogden town, New York
4112.	Ogdensburg city, New York
4113.	Olean city, New York
4114.	Oneida city, New York
4115.	Oneonta city, New York
4116.	Onondaga town, New York
4117.	Ontario town, New York
4118.	Orchard Park town, New York
4119.	Ossining village, New York
4120.	Oswego city, New York
4121.	Owego town, New York
4122.	Palm Tree town, New York
4123.	Parma town, New York
4124.	Patchogue village, New York
4125.	Patterson town, New York
4126.	Peekskill city, New York
4127.	Pelham town, New York
4128.	Pittsford town, New York
4129.	Plattekill town, New York
4130.	Plattsburgh city, New York
4131.	Plattsburgh town, New York
4132.	Pomfret town, New York
4133.	Port Chester village, New York
4134.	Potsdam town, New York
4135.	Putnam Valley town, New York
4136.	Queensbury town, New York
4137.	Red Hook town, New York
4138.	Rockville Centre village, New York
4139.	Rotterdam town, New York
4140.	Rye city, New York
4141.	Saratoga Springs city, New York
4142.	Saugerties town, New York
4143.	Scarsdale village / Scarsdale town, New York
4144.	Schodack town, New York
4145.	Schuyler County, New York
4146.	Shawangunk town, New York

FINAL AGREEMENT 3.25.22

4147.	Sleepy Hollow village, New York
4148.	Somers town, New York
4149.	Southeast town, New York
4150.	Southold town, New York
4151.	Stony Point town, New York
4152.	Suffern village, New York
4153.	Sullivan town, New York
4154.	Sweden town, New York
4155.	Tarrytown village, New York
4156.	Thompson town, New York
4157.	Tonawanda city, New York
4158.	Ulster town, New York
4159.	Van Buren town, New York
4160.	Vestal town, New York
4161.	Victor town, New York
4162.	Wallkill town, New York
4163.	Wappinger town, New York
4164.	Watertown city, New York
4165.	Wawarsing town, New York
4166.	West Haverstraw village, New York
4167.	Westbury village, New York
4168.	Wheatfield town, New York
4169.	Whitestown town, New York
4170.	Wilton town, New York
4171.	Woodbury town, New York
4172.	Woodbury village, New York
4173.	Yates County, New York
4174.	Alamance County, North Carolina *
4175.	Alexander County, North Carolina *
4176.	Apex town, North Carolina *
4177.	Asheville city, North Carolina *
4178.	Beaufort County, North Carolina *
4179.	Bladen County, North Carolina *
4180.	Brunswick County, North Carolina *
4181.	Buncombe County, North Carolina *
4182.	Burke County, North Carolina *
4183.	Burlington city, North Carolina *
4184.	Cabarrus County, North Carolina *
4185.	Caldwell County, North Carolina *
4186.	Carteret County, North Carolina *
4187.	Cary town, North Carolina *

4188.	Catawba County, North Carolina *
4189.	Chapel Hill town, North Carolina *
4190.	Charlotte city, North Carolina *
4191.	Chatham County, North Carolina *
4192.	Cleveland County, North Carolina *
4193.	Columbus County, North Carolina *
4194.	Concord city, North Carolina *
4195.	Cornelius town, North Carolina *
4196.	Craven County, North Carolina *
4197.	Cumberland County, North Carolina *
4198.	Dare County, North Carolina *
4199.	Davidson County, North Carolina *
4200.	Davie County, North Carolina *
4201.	Duplin County, North Carolina *
4202.	Durham city, North Carolina *
4203.	Durham County, North Carolina *
4204.	Edgecombe County, North Carolina *
4205.	Fayetteville city, North Carolina *
4206.	Forsyth County, North Carolina *
4207.	Franklin County, North Carolina *
4208.	Fuquay-Varina town, North Carolina *
4209.	Garner town, North Carolina *
4210.	Gaston County, North Carolina *
4211.	Gastonia city, North Carolina *
4212.	Goldsboro city, North Carolina *
4213.	Granville County, North Carolina *
4214.	Greensboro city, North Carolina *
4215.	Greenville city, North Carolina *
4216.	Guilford County, North Carolina *

4217.	Halifax County, North Carolina *
4218.	Harnett County, North Carolina *
4219.	Haywood County, North Carolina *
4220.	Henderson County, North Carolina *
4221.	Hickory city, North Carolina *
4222.	High Point city, North Carolina *
4223.	Hoke County, North Carolina *
4224.	Holly Springs town, North Carolina *
4225.	Huntersville town, North Carolina *
4226.	Indian Trail town, North Carolina *
4227.	Iredell County, North Carolina *
4228.	Jackson County, North Carolina *
4229.	Jacksonville city, North Carolina *
4230.	Johnston County, North Carolina *
4231.	Kannapolis city, North Carolina *
4232.	Lee County, North Carolina *
4233.	Lenoir County, North Carolina *
4234.	Lincoln County, North Carolina *
4235.	Macon County, North Carolina *
4236.	Matthews town, North Carolina *
4237.	McDowell County, North Carolina *
4238.	Mecklenburg County, North Carolina *
4239.	Monroe city, North Carolina *
4240.	Moore County, North Carolina *
4241.	Mooresville town, North Carolina *
4242.	Nash County, North Carolina *
4243.	New Hanover County, North Carolina *
4244.	Onslow County, North Carolina *
4245.	Orange County, North Carolina *

FINAL AGREEMENT 3.25.22

4246.	Pasquotank County, North Carolina *
4247.	Pender County, North Carolina *
4248.	Person County, North Carolina *
4249.	Pitt County, North Carolina *
4250.	Raleigh city, North Carolina *
4251.	Randolph County, North Carolina *
4252.	Richmond County, North Carolina *
4253.	Robeson County, North Carolina *
4254.	Rockingham County, North Carolina *
4255.	Rocky Mount city, North Carolina *
4256.	Rowan County, North Carolina *
4257.	Rutherford County, North Carolina *
4258.	Salisbury city, North Carolina *
4259.	Sampson County, North Carolina *
4260.	Sanford city, North Carolina *
4261.	Scotland County, North Carolina *
4262.	Stanly County, North Carolina *
4263.	Stokes County, North Carolina *
4264.	Surry County, North Carolina *
4265.	Transylvania County, North Carolina *
4266.	Union County, North Carolina *
4267.	Vance County, North Carolina *
4268.	Wake County, North Carolina *
4269.	Wake Forest town, North Carolina *
4270.	Watauga County, North Carolina *
4271.	Wayne County, North Carolina *
4272.	Wilkes County, North Carolina *
4273.	Wilmington city, North Carolina *
4274.	Wilson city, North Carolina *

4275.	Wilson County, North Carolina *
4276.	Winston-Salem city, North Carolina *
4277.	Yadkin County, North Carolina *
4278.	Albemarle city, North Carolina
4279.	Alleghany County, North Carolina
4280.	Anson County, North Carolina
4281.	Archdale city, North Carolina
4282.	Ashe County, North Carolina
4283.	Asheboro city, North Carolina
4284.	Avery County, North Carolina
4285.	Belmont city, North Carolina
4286.	Bertie County, North Carolina
4287.	Boone town, North Carolina
4288.	Camden County, North Carolina
4289.	Carrboro town, North Carolina
4290.	Caswell County, North Carolina
4291.	Cherokee County, North Carolina
4292.	Chowan County, North Carolina
4293.	Clay County, North Carolina
4294.	Clayton town, North Carolina
4295.	Clemmons village, North Carolina
4296.	Currituck County, North Carolina
4297.	Davidson town, North Carolina
4298.	Eden city, North Carolina
4299.	Elizabeth City city, North Carolina
4300.	Elon town, North Carolina
4301.	Gates County, North Carolina
4302.	Graham city, North Carolina
4303.	Greene County, North Carolina
4304.	Harrisburg town, North Carolina
4305.	Havelock city, North Carolina
4306.	Henderson city, North Carolina
4307.	Hendersonville city, North Carolina
4308.	Hertford County, North Carolina
4309.	Hope Mills town, North Carolina

4310.	Kernersville town, North Carolina
4311.	Kings Mountain city, North Carolina
4312.	Kinston city, North Carolina
4313.	Knightdale town, North Carolina
4314.	Laurinburg city, North Carolina
4315.	Leland town, North Carolina
4316.	Lenoir city, North Carolina
4317.	Lewisville town, North Carolina
4318.	Lexington city, North Carolina
4319.	Lincolnton city, North Carolina
4320.	Lumberton city, North Carolina
4321.	Madison County, North Carolina
4322.	Martin County, North Carolina
4323.	Mebane city, North Carolina
4324.	Mint Hill town, North Carolina
4325.	Mitchell County, North Carolina
4326.	Montgomery County, North Carolina
4327.	Morganton city, North Carolina
4328.	Morrisville town, North Carolina
4329.	Mount Airy city, North Carolina
4330.	Mount Holly city, North Carolina
4331.	New Bern city, North Carolina
4332.	Newton city, North Carolina
4333.	Northampton County, North Carolina
4334.	Pamlico County, North Carolina
4335.	Perquimans County, North Carolina
4336.	Pinehurst village, North Carolina
4337.	Polk County, North Carolina
4338.	Reidsville city, North Carolina
4339.	Roanoke Rapids city, North Carolina
4340.	Shelby city, North Carolina
4341.	Smithfield town, North Carolina
4342.	Southern Pines town, North Carolina

FINAL AGREEMENT 3.25.22

4343.	Spring Lake town, North Carolina
4344.	Stallings town, North Carolina
4345.	Statesville city, North Carolina
4346.	Summerfield town, North Carolina
4347.	Swain County, North Carolina
4348.	Tarboro town, North Carolina
4349.	Thomasville city, North Carolina
4350.	Warren County, North Carolina
4351.	Washington County, North Carolina
4352.	Waxhaw town, North Carolina
4353.	Waynesville town, North Carolina
4354.	Weddington town, North Carolina
4355.	Yancey County, North Carolina
4356.	Bismarck city, North Dakota *
4357.	Burleigh County, North Dakota *
4358.	Cass County, North Dakota *
4359.	Fargo city, North Dakota *
4360.	Grand Forks city, North Dakota *
4361.	Grand Forks County, North Dakota *
4362.	Minot city, North Dakota *
4363.	Morton County, North Dakota *
4364.	Stark County, North Dakota *
4365.	Ward County, North Dakota *
4366.	West Fargo city, North Dakota *
4367.	Williams County, North Dakota *
4368.	Barnes County, North Dakota
4369.	Dickinson city, North Dakota
4370.	Jamestown city, North Dakota
4371.	Mandan city, North Dakota
4372.	McKenzie County, North Dakota
4373.	Mountrail County, North Dakota
4374.	Ramsey County, North Dakota
4375.	Richland County, North Dakota
4376.	Rolette County, North Dakota
4377.	Stutsman County, North Dakota
4378.	Walsh County, North Dakota
4379.	Williston city, North Dakota

4380.	Akron city, Ohio *
4381.	Allen County, Ohio *
4382.	Anderson township, Ohio *
4383.	Ashland County, Ohio *
4384.	Ashtabula County, Ohio *
4385.	Athens County, Ohio *
4386.	Athens township, Ohio *
4387.	Auglaize County, Ohio *
4388.	Austintown township, Ohio *
4389.	Bath township, Ohio *
4390.	Beavercreek city, Ohio *
4391.	Beavercreek township, Ohio *
4392.	Belmont County, Ohio *
4393.	Boardman township, Ohio *
4394.	Bowling Green city, Ohio *
4395.	Brown County, Ohio *
4396.	Brunswick city, Ohio *
4397.	Butler County, Ohio *
4398.	Canton city, Ohio *
4399.	Champaign County, Ohio *
4400.	Cincinnati city, Ohio *
4401.	Clark County, Ohio *
4402.	Clear Creek township, Ohio *
4403.	Clermont County, Ohio *
4404.	Cleveland city, Ohio *
4405.	Cleveland Heights city, Ohio *
4406.	Clinton County, Ohio *
4407.	Colerain township, Ohio *
4408.	Columbiana County, Ohio *
4409.	Columbus city, Ohio *
4410.	Concord township, Ohio *
4411.	Coshocton County, Ohio *
4412.	Crawford County, Ohio *
4413.	Cuyahoga County, Ohio *
4414.	Cuyahoga Falls city, Ohio *
4415.	Darke County, Ohio *
4416.	Dayton city, Ohio *
4417.	Deerfield township, Ohio *
4418.	Defiance County, Ohio *
4419.	Delaware city, Ohio *
4420.	Delaware County, Ohio *
4421.	Dublin city, Ohio *
4422.	Elyria city, Ohio *
4423.	Erie County, Ohio *
4424.	Euclid city, Ohio *
4425.	Fairborn city, Ohio *
4426.	Fairfield city, Ohio *
4427.	Fairfield County, Ohio *
4428.	Findlay city, Ohio *
4429.	Franklin County, Ohio *
4430.	Franklin township, Ohio *
4431.	Fulton County, Ohio *
4432.	Gahanna city, Ohio *
4433.	Geauga County, Ohio *
4434.	Green township, Ohio *

4435.	Greene County, Ohio *
4436.	Grove City city, Ohio *
4437.	Guernsey County, Ohio *
4438.	Hamilton city, Ohio *
4439.	Hamilton County, Ohio *
4440.	Hancock County, Ohio *
4441.	Hardin County, Ohio *
4442.	Highland County, Ohio *
4443.	Hilliard city, Ohio *
4444.	Holmes County, Ohio *
4445.	Huber Heights city, Ohio *
4446.	Huron County, Ohio *
4447.	Jackson County, Ohio *
4448.	Jackson township, Ohio *
4449.	Jackson township, Ohio *
4450.	Jefferson County, Ohio *
4451.	Kettering city, Ohio *
4452.	Knox County, Ohio *
4453.	Lake County, Ohio *
4454.	Lakewood city, Ohio *
4455.	Lancaster city, Ohio *
4456.	Lawrence County, Ohio *
4457.	Liberty township, Ohio *
4458.	Liberty township, Ohio *
4459.	Licking County, Ohio *
4460.	Lima city, Ohio *
4461.	Logan County, Ohio *
4462.	Lorain city, Ohio *
4463.	Lorain County, Ohio *
4464.	Lucas County, Ohio *
4465.	Madison County, Ohio *
4466.	Mahoning County, Ohio *
4467.	Mansfield city, Ohio *
4468.	Marion city, Ohio *
4469.	Marion County, Ohio *
4470.	Marion township, Ohio *
4471.	Mason city, Ohio *
4472.	Massillon city, Ohio *
4473.	Medina County, Ohio *
4474.	Mentor city, Ohio *
4475.	Mercer County, Ohio *
4476.	Miami County, Ohio *
4477.	Miami township, Ohio *
4478.	Miami township, Ohio *
4479.	Middletown city, Ohio *
4480.	Mifflin township, Ohio *
4481.	Montgomery County, Ohio *
4482.	Morrow County, Ohio *
4483.	Muskingum County, Ohio *
4484.	Newark city, Ohio *
4485.	North Olmsted city, Ohio *
4486.	North Ridgeville city, Ohio *
4487.	North Royalton city, Ohio *
4488.	Norwich township, Ohio *
4489.	Orange township, Ohio *

FINAL AGREEMENT 3.25.22

4490.	Ottawa County, Ohio *
4491.	Parma city, Ohio *
4492.	Perry County, Ohio *
4493.	Pickaway County, Ohio *
4494.	Plain township, Ohio *
4495.	Portage County, Ohio *
4496.	Preble County, Ohio *
4497.	Putnam County, Ohio *
4498.	Reynoldsburg city, Ohio *
4499.	Richland County, Ohio *
4500.	Ross County, Ohio *
4501.	Sandusky County, Ohio *
4502.	Scioto County, Ohio *
4503.	Seneca County, Ohio *
4504.	Shelby County, Ohio *
4505.	Springfield city, Ohio *
4506.	Springfield township, Ohio *
4507.	Stark County, Ohio *
4508.	Stow city, Ohio *
4509.	Strongsville city, Ohio *
4510.	Summit County, Ohio *
4511.	Sylvania township, Ohio *
4512.	Toledo city, Ohio *
4513.	Trumbull County, Ohio *
4514.	Tuscarawas County, Ohio *
4515.	Union County, Ohio *
4516.	Union township, Ohio *
4517.	Upper Arlington city, Ohio *
4518.	Violet township, Ohio *
4519.	Warren city, Ohio *
4520.	Warren County, Ohio *
4521.	Washington County, Ohio *
4522.	Washington township, Ohio *
4523.	Washington township, Ohio *
4524.	Wayne County, Ohio *
4525.	West Chester township, Ohio *
4526.	Westerville city, Ohio *
4527.	Westlake city, Ohio *
4528.	Williams County, Ohio *
4529.	Wood County, Ohio *
4530.	Youngstown city, Ohio *
4531.	Adams County, Ohio
4532.	Alliance city, Ohio
4533.	American township, Ohio
4534.	Amherst city, Ohio
4535.	Ashland city, Ohio
4536.	Ashtabula city, Ohio
4537.	Ashtabula township, Ohio
4538.	Athens city, Ohio
4539.	Aurora city, Ohio
4540.	Avon city, Ohio
4541.	Avon Lake city, Ohio
4542.	Bainbridge township, Ohio
4543.	Barberton city, Ohio

4544.	Batavia township, Ohio
4545.	Bay Village city, Ohio
4546.	Beachwood city, Ohio
4547.	Bedford city, Ohio
4548.	Bedford Heights city, Ohio
4549.	Bellefontaine city, Ohio
4550.	Berea city, Ohio
4551.	Bethel township, Ohio
4552.	Bexley city, Ohio
4553.	Blue Ash city, Ohio
4554.	Brecksville city, Ohio
4555.	Brimfield township, Ohio
4556.	Broadview Heights city, Ohio
4557.	Brook Park city, Ohio
4558.	Brooklyn city, Ohio
4559.	Brunswick Hills township, Ohio
4560.	Bucyrus city, Ohio
4561.	Cambridge city, Ohio
4562.	Cambridge township, Ohio
4563.	Canfield township, Ohio
4564.	Canton township, Ohio
4565.	Carroll County, Ohio
4566.	Celina city, Ohio
4567.	Centerville city, Ohio
4568.	Chester township, Ohio
4569.	Chillicothe city, Ohio
4570.	Chippewa township, Ohio
4571.	Circleville city, Ohio
4572.	Clayton city, Ohio
4573.	Clinton township, Ohio
4574.	Concord township, Ohio
4575.	Concord township, Ohio
4576.	Conneaut city, Ohio
4577.	Copley township, Ohio
4578.	Coshocton city, Ohio
4579.	Coventry township, Ohio
4580.	Defiance city, Ohio
4581.	Defiance township, Ohio
4582.	Delhi township, Ohio
4583.	Dover city, Ohio
4584.	Duchouquet township, Ohio
4585.	East Cleveland city, Ohio
4586.	East Liverpool city, Ohio
4587.	Eastlake city, Ohio
4588.	Englewood city, Ohio
4589.	Etna township, Ohio
4590.	Fairfield township, Ohio
4591.	Fairview Park city, Ohio
4592.	Falls township, Ohio
4593.	Fayette County, Ohio
4594.	Forest Park city, Ohio
4595.	Fostoria city, Ohio
4596.	Franklin city, Ohio
4597.	Franklin township, Ohio

4598.	Fremont city, Ohio
4599.	Gallia County, Ohio
4600.	Garfield Heights city, Ohio
4601.	Geneva township, Ohio
4602.	Genoa township, Ohio
4603.	Goshen township, Ohio
4604.	Granville township, Ohio
4605.	Green city, Ohio
4606.	Green township, Ohio
4607.	Greenville city, Ohio
4608.	Greenville township, Ohio
4609.	Hamilton township, Ohio
4610.	Harrison city, Ohio
4611.	Harrison County, Ohio
4612.	Harrison township, Ohio
4613.	Harrison township, Ohio
4614.	Heath city, Ohio
4615.	Henry County, Ohio
4616.	Hocking County, Ohio
4617.	Howland township, Ohio
4618.	Hubbard township, Ohio
4619.	Hudson city, Ohio
4620.	Huron township, Ohio
4621.	Ironton city, Ohio
4622.	Jefferson township, Ohio
4623.	Jefferson township, Ohio
4624.	Kent city, Ohio
4625.	Lake township, Ohio
4626.	Lake township, Ohio
4627.	Lake township, Ohio
4628.	Lawrence township, Ohio
4629.	Lebanon city, Ohio
4630.	Lemon township, Ohio
4631.	Liberty township, Ohio
4632.	Liberty township, Ohio
4633.	London city, Ohio
4634.	Loveland city, Ohio
4635.	Lyndhurst city, Ohio
4636.	Macedonia city, Ohio
4637.	Mad River township, Ohio
4638.	Madison township, Ohio
4639.	Madison township, Ohio
4640.	Madison township, Ohio
4641.	Maple Heights city, Ohio
4642.	Marietta city, Ohio
4643.	Marysville city, Ohio
4644.	Maumee city, Ohio
4645.	Mayfield Heights city, Ohio
4646.	Medina city, Ohio
4647.	Meigs County, Ohio
4648.	Miami township, Ohio
4649.	Miamisburg city, Ohio
4650.	Middleburg Heights city, Ohio
4651.	Monclova township, Ohio
4652.	Monroe city, Ohio

FINAL AGREEMENT 3.25.22

4653.	Monroe County, Ohio
4654.	Monroe township, Ohio
4655.	Montgomery city, Ohio
4656.	Montville township, Ohio
4657.	Moorefield township, Ohio
4658.	Morgan County, Ohio
4659.	Mount Vernon city, Ohio
4660.	New Albany city, Ohio
4661.	New Franklin city, Ohio
4662.	New Philadelphia city, Ohio
4663.	Niles city, Ohio
4664.	Noble County, Ohio
4665.	North Canton city, Ohio
4666.	Norton city, Ohio
4667.	Norwalk city, Ohio
4668.	Norwood city, Ohio
4669.	Olmsted township, Ohio
4670.	Oregon city, Ohio
4671.	Oxford city, Ohio
4672.	Oxford township, Ohio
4673.	Painesville city, Ohio
4674.	Painesville township, Ohio
4675.	Paris township, Ohio
4676.	Parma Heights city, Ohio
4677.	Pataskala city, Ohio
4678.	Paulding County, Ohio
4679.	Pease township, Ohio
4680.	Perkins township, Ohio
4681.	Perry township, Ohio
4682.	Perry township, Ohio
4683.	Perrysburg city, Ohio
4684.	Perrysburg township, Ohio
4685.	Pickerington city, Ohio
4686.	Pierce township, Ohio
4687.	Pike County, Ohio
4688.	Piqua city, Ohio
4689.	Plain township, Ohio
4690.	Pleasant township, Ohio
4691.	Poland township, Ohio
4692.	Portsmouth city, Ohio
4693.	Powell city, Ohio
4694.	Prairie township, Ohio
4695.	Ravenna city, Ohio
4696.	Reading city, Ohio
4697.	Richland township, Ohio
4698.	Richmond Heights city, Ohio
4699.	Riverside city, Ohio
4700.	Rocky River city, Ohio
4701.	Sagamore Hills township, Ohio
4702.	Salem city, Ohio
4703.	Sandusky city, Ohio
4704.	Scioto township, Ohio
4705.	Scioto township, Ohio
4706.	Seven Hills city, Ohio

4707.	Shaker Heights city, Ohio
4708.	Sharon township, Ohio
4709.	Sharonville city, Ohio
4710.	Shawnee township, Ohio
4711.	Sidney city, Ohio
4712.	Solon city, Ohio
4713.	South Euclid city, Ohio
4714.	Springboro city, Ohio
4715.	Springdale city, Ohio
4716.	Springfield township, Ohio
4717.	Springfield township, Ohio
4718.	Springfield township, Ohio
4719.	Springfield township, Ohio
4720.	St. Marys township, Ohio
4721.	Steubenville city, Ohio
4722.	Streetsboro city, Ohio
4723.	Struthers city, Ohio
4724.	Sycamore township, Ohio
4725.	Sylvania city, Ohio
4726.	Symmes township, Ohio
4727.	Tallmadge city, Ohio
4728.	Tiffin city, Ohio
4729.	Tipp City city, Ohio
4730.	Trenton city, Ohio
4731.	Trotwood city, Ohio
4732.	Troy city, Ohio
4733.	Truro township, Ohio
4734.	Turtlecreek township, Ohio
4735.	Twinsburg city, Ohio
4736.	Union township, Ohio
4737.	Union township, Ohio
4738.	University Heights city, Ohio
4739.	Upper township, Ohio
4740.	Urbana city, Ohio
4741.	Urbana township, Ohio
4742.	Van Wert city, Ohio
4743.	Van Wert County, Ohio
4744.	Vandalia city, Ohio
4745.	Vermilion city, Ohio
4746.	Vinton County, Ohio
4747.	Wadsworth city, Ohio
4748.	Warrensville Heights city, Ohio
4749.	Washington Court House city, Ohio
4750.	Weathersfield township, Ohio
4751.	West Carrollton city, Ohio
4752.	Whitehall city, Ohio
4753.	Wickliffe city, Ohio
4754.	Willoughby city, Ohio
4755.	Willowick city, Ohio
4756.	Wilmington city, Ohio
4757.	Wooster city, Ohio
4758.	Worthington city, Ohio
4759.	Wyandot County, Ohio

4760.	Xenia city, Ohio
4761.	Zanesville city, Ohio
4762.	Albany city, Oregon *
4763.	Beaverton city, Oregon *
4764.	Bend city, Oregon *
4765.	Benton County, Oregon *
4766.	Clackamas County, Oregon *
4767.	Clatsop County, Oregon *
4768.	Columbia County, Oregon *
4769.	Coos County, Oregon *
4770.	Corvallis city, Oregon *
4771.	Deschutes County, Oregon *
4772.	Douglas County, Oregon *
4773.	Eugene city, Oregon *
4774.	Grants Pass city, Oregon *
4775.	Gresham city, Oregon *
4776.	Hillsboro city, Oregon *
4777.	Jackson County, Oregon *
4778.	Josephine County, Oregon *
4779.	Keizer city, Oregon *
4780.	Klamath County, Oregon *
4781.	Lake Oswego city, Oregon *
4782.	Lane County, Oregon *
4783.	Lincoln County, Oregon *
4784.	Linn County, Oregon *
4785.	Malheur County, Oregon *
4786.	Marion County, Oregon *
4787.	McMinnville city, Oregon *
4788.	Medford city, Oregon *
4789.	Multnomah County, Oregon *
4790.	Oregon City city, Oregon *
4791.	Polk County, Oregon *
4792.	Portland city, Oregon *
4793.	Redmond city, Oregon *
4794.	Salem city, Oregon *
4795.	Springfield city, Oregon *
4796.	Tigard city, Oregon *
4797.	Umatilla County, Oregon *
4798.	Washington County, Oregon *
4799.	Yamhill County, Oregon *
4800.	Ashland city, Oregon
4801.	Astoria city, Oregon
4802.	Baker County, Oregon
4803.	Canby city, Oregon
4804.	Central Point city, Oregon
4805.	Coos Bay city, Oregon
4806.	Cornelius city, Oregon
4807.	Cottage Grove city, Oregon
4808.	Crook County, Oregon
4809.	Curry County, Oregon
4810.	Dallas city, Oregon
4811.	Forest Grove city, Oregon
4812.	Gladstone city, Oregon
4813.	Happy Valley city, Oregon
4814.	Hermiston city, Oregon

FINAL AGREEMENT 3.25.22

4815.	Hood River County, Oregon
4816.	Independence city, Oregon
4817.	Jefferson County, Oregon
4818.	Klamath Falls city, Oregon
4819.	La Grande city, Oregon
4820.	Lebanon city, Oregon
4821.	Milwaukie city, Oregon
4822.	Monmouth city, Oregon
4823.	Morrow County, Oregon
4824.	Newberg city, Oregon
4825.	Newport city, Oregon
4826.	Ontario city, Oregon
4827.	Pendleton city, Oregon
4828.	Prineville city, Oregon
4829.	Roseburg city, Oregon
4830.	Sandy city, Oregon
4831.	Sherwood city, Oregon
4832.	Silverton city, Oregon
4833.	St. Helens city, Oregon
4834.	The Dalles city, Oregon
4835.	Tillamook County, Oregon
4836.	Troutdale city, Oregon
4837.	Tualatin city, Oregon
4838.	Union County, Oregon
4839.	Wasco County, Oregon
4840.	West Linn city, Oregon
4841.	Wilsonville city, Oregon
4842.	Woodburn city, Oregon
4843.	Abington township, Pennsylvania *
4844.	Adams County, Pennsylvania *
4845.	Allegheny County, Pennsylvania *
4846.	Allentown city, Pennsylvania *
4847.	Altoona city, Pennsylvania *
4848.	Armstrong County, Pennsylvania *
4849.	Beaver County, Pennsylvania *
4850.	Bedford County, Pennsylvania *
4851.	Bensalem township, Pennsylvania *
4852.	Berks County, Pennsylvania *
4853.	Bethel Park municipality, Pennsylvania *
4854.	Bethlehem city, Pennsylvania *
4855.	Blair County, Pennsylvania *
4856.	Bradford County, Pennsylvania *
4857.	Bristol township, Pennsylvania *

4858.	Bucks County, Pennsylvania *
4859.	Butler County, Pennsylvania *
4860.	Cambria County, Pennsylvania *
4861.	Carbon County, Pennsylvania *
4862.	Centre County, Pennsylvania *
4863.	Cheltenham township, Pennsylvania *
4864.	Chester city, Pennsylvania *
4865.	Chester County, Pennsylvania *
4866.	Clarion County, Pennsylvania *
4867.	Clearfield County, Pennsylvania *
4868.	Clinton County, Pennsylvania *
4869.	Columbia County, Pennsylvania *
4870.	Cranberry township, Pennsylvania *
4871.	Crawford County, Pennsylvania *
4872.	Cumberland County, Pennsylvania *
4873.	Dauphin County, Pennsylvania *
4874.	Delaware County, Pennsylvania *
4875.	Erie city, Pennsylvania *
4876.	Erie County, Pennsylvania *
4877.	Falls township, Pennsylvania *
4878.	Fayette County, Pennsylvania *
4879.	Franklin County, Pennsylvania *
4880.	Greene County, Pennsylvania *
4881.	Hampden township, Pennsylvania *
4882.	Harrisburg city, Pennsylvania *
4883.	Haverford township, Pennsylvania *
4884.	Hempfield township, Pennsylvania *
4885.	Huntingdon County, Pennsylvania *
4886.	Indiana County, Pennsylvania *
4887.	Jefferson County, Pennsylvania *
4888.	Lackawanna County, Pennsylvania *

4889.	Lancaster city, Pennsylvania *
4890.	Lancaster County, Pennsylvania *
4891.	Lawrence County, Pennsylvania *
4892.	Lebanon County, Pennsylvania *
4893.	Lehigh County, Pennsylvania *
4894.	Lower Macungie township, Pennsylvania *
4895.	Lower Makefield township, Pennsylvania *
4896.	Lower Merion township, Pennsylvania *
4897.	Lower Paxton township, Pennsylvania *
4898.	Luzerne County, Pennsylvania *
4899.	Lycoming County, Pennsylvania *
4900.	Manheim township, Pennsylvania *
4901.	McKean County, Pennsylvania *
4902.	Mercer County, Pennsylvania *
4903.	Middletown township, Pennsylvania *
4904.	Mifflin County, Pennsylvania *
4905.	Millcreek township, Pennsylvania *
4906.	Monroe County, Pennsylvania *
4907.	Montgomery County, Pennsylvania *
4908.	Mount Lebanon township, Pennsylvania *
4909.	Norristown borough, Pennsylvania *
4910.	North Huntingdon township, Pennsylvania *
4911.	Northampton County, Pennsylvania *
4912.	Northampton township, Pennsylvania *
4913.	Northumberland County, Pennsylvania *
4914.	Penn Hills township, Pennsylvania *
4915.	Perry County, Pennsylvania *
4916.	Philadelphia city / Philadelphia County, Pennsylvania *

FINAL AGREEMENT 3.25.22

4917.	Pike County, Pennsylvania *
4918.	Pittsburgh city, Pennsylvania *
4919.	Radnor township, Pennsylvania *
4920.	Reading city, Pennsylvania *
4921.	Ridley township, Pennsylvania *
4922.	Ross township, Pennsylvania *
4923.	Schuylkill County, Pennsylvania *
4924.	Scranton city, Pennsylvania *
4925.	Snyder County, Pennsylvania *
4926.	Somerset County, Pennsylvania *
4927.	State College borough, Pennsylvania *
4928.	Susquehanna County, Pennsylvania *
4929.	Tioga County, Pennsylvania *
4930.	Union County, Pennsylvania *
4931.	Upper Darby township, Pennsylvania *
4932.	Upper Merion township, Pennsylvania *
4933.	Venango County, Pennsylvania *
4934.	Warminster township, Pennsylvania *
4935.	Warren County, Pennsylvania *
4936.	Washington County, Pennsylvania *
4937.	Wayne County, Pennsylvania *
4938.	Westmoreland County, Pennsylvania *
4939.	Wilkes-Barre city, Pennsylvania *
4940.	York city, Pennsylvania *
4941.	York County, Pennsylvania *
4942.	Adams township, Pennsylvania
4943.	Amity township, Pennsylvania
4944.	Antrim township, Pennsylvania
4945.	Aston township, Pennsylvania
4946.	Baldwin borough, Pennsylvania
4947.	Bethlehem township, Pennsylvania
4948.	Bloomsburg town, Pennsylvania
4949.	Buckingham township, Pennsylvania

4950.	Butler city, Pennsylvania
4951.	Butler township, Pennsylvania
4952.	Caln township, Pennsylvania
4953.	Carlisle borough, Pennsylvania
4954.	Cecil township, Pennsylvania
4955.	Center township, Pennsylvania
4956.	Chambersburg borough, Pennsylvania
4957.	Chestnuthill township, Pennsylvania
4958.	Coal township, Pennsylvania
4959.	Coatesville city, Pennsylvania
4960.	College township, Pennsylvania
4961.	Columbia borough, Pennsylvania
4962.	Concord township, Pennsylvania
4963.	Coolbaugh township, Pennsylvania
4964.	Cumru township, Pennsylvania
4965.	Darby borough, Pennsylvania
4966.	Derry township, Pennsylvania
4967.	Derry township, Pennsylvania
4968.	Dingman township, Pennsylvania
4969.	Douglass township, Pennsylvania
4970.	Dover township, Pennsylvania
4971.	Doylestown township, Pennsylvania
4972.	Dunmore borough, Pennsylvania
4973.	East Cocalico township, Pennsylvania
4974.	East Goshen township, Pennsylvania
4975.	East Hempfield township, Pennsylvania
4976.	East Lampeter township, Pennsylvania
4977.	East Norriton township, Pennsylvania
4978.	East Pennsboro township, Pennsylvania
4979.	East Stroudsburg borough, Pennsylvania
4980.	East Whiteland township, Pennsylvania
4981.	Easton city, Pennsylvania
4982.	Easttown township, Pennsylvania

4983.	Elizabeth township, Pennsylvania
4984.	Elizabethtown borough, Pennsylvania
4985.	Elk County, Pennsylvania
4986.	Emmaus borough, Pennsylvania
4987.	Ephrata borough, Pennsylvania
4988.	Ephrata township, Pennsylvania
4989.	Exeter township, Pennsylvania
4990.	Fairview township, Pennsylvania
4991.	Fairview township, Pennsylvania
4992.	Ferguson township, Pennsylvania
4993.	Forks township, Pennsylvania
4994.	Franconia township, Pennsylvania
4995.	Franklin Park borough, Pennsylvania
4996.	Fulton County, Pennsylvania
4997.	Greene township, Pennsylvania
4998.	Greensburg city, Pennsylvania
4999.	Guilford township, Pennsylvania
5000.	Hamilton township, Pennsylvania
5001.	Hampton township, Pennsylvania
5002.	Hanover borough, Pennsylvania
5003.	Hanover township, Pennsylvania
5004.	Hanover township, Pennsylvania
5005.	Harborcreek township, Pennsylvania
5006.	Harrison township, Pennsylvania
5007.	Hatfield township, Pennsylvania
5008.	Hazleton city, Pennsylvania
5009.	Hermitage city, Pennsylvania
5010.	Hilltown township, Pennsylvania
5011.	Hopewell township, Pennsylvania
5012.	Horsham township, Pennsylvania
5013.	Indiana borough, Pennsylvania

FINAL AGREEMENT 3.25.22

5014.	Jefferson Hills borough, Pennsylvania
5015.	Johnstown city, Pennsylvania
5016.	Juniata County, Pennsylvania
5017.	Kingston borough, Pennsylvania
5018.	Lancaster township, Pennsylvania
5019.	Lansdale borough, Pennsylvania
5020.	Lansdowne borough, Pennsylvania
5021.	Lebanon city, Pennsylvania
5022.	Lehigh township, Pennsylvania
5023.	Lehman township, Pennsylvania
5024.	Limerick township, Pennsylvania
5025.	Logan township, Pennsylvania
5026.	Lower Allen township, Pennsylvania
5027.	Lower Burrell city, Pennsylvania
5028.	Lower Gwynedd township, Pennsylvania
5029.	Lower Moreland township, Pennsylvania
5030.	Lower Pottsgrove township, Pennsylvania
5031.	Lower Providence township, Pennsylvania
5032.	Lower Salford township, Pennsylvania
5033.	Lower Saucon township, Pennsylvania
5034.	Lower Southampton township, Pennsylvania
5035.	Loyalsock township, Pennsylvania
5036.	Manchester township, Pennsylvania
5037.	Manor township, Pennsylvania
5038.	Marple township, Pennsylvania
5039.	McCandless township, Pennsylvania
5040.	McKeesport city, Pennsylvania
5041.	Meadville city, Pennsylvania
5042.	Middle Smithfield township, Pennsylvania
5043.	Middletown township, Pennsylvania

5044.	Milford township, Pennsylvania
5045.	Monroeville municipality, Pennsylvania
5046.	Montgomery township, Pennsylvania
5047.	Montour County, Pennsylvania
5048.	Moon township, Pennsylvania
5049.	Mount Joy township, Pennsylvania
5050.	Mount Pleasant township, Pennsylvania
5051.	Muhlenberg township, Pennsylvania
5052.	Munhall borough, Pennsylvania
5053.	Murrysville municipality, Pennsylvania
5054.	Nanticoke city, Pennsylvania
5055.	Nether Providence township, Pennsylvania
5056.	New Britain township, Pennsylvania
5057.	New Castle city, Pennsylvania
5058.	New Garden township, Pennsylvania
5059.	New Hanover township, Pennsylvania
5060.	New Kensington city, Pennsylvania
5061.	Newberry township, Pennsylvania
5062.	Newtown township, Pennsylvania
5063.	Newtown township, Pennsylvania
5064.	North Fayette township, Pennsylvania
5065.	North Lebanon township, Pennsylvania
5066.	North Middleton township, Pennsylvania
5067.	North Strabane township, Pennsylvania
5068.	North Union township, Pennsylvania
5069.	North Whitehall township, Pennsylvania
5070.	Palmer township, Pennsylvania
5071.	Patton township, Pennsylvania
5072.	Penn township, Pennsylvania
5073.	Penn township, Pennsylvania
5074.	Peters township, Pennsylvania

5075.	Phoenixville borough, Pennsylvania
5076.	Pine township, Pennsylvania
5077.	Plum borough, Pennsylvania
5078.	Plumstead township, Pennsylvania
5079.	Plymouth township, Pennsylvania
5080.	Pocono township, Pennsylvania
5081.	Potter County, Pennsylvania
5082.	Pottstown borough, Pennsylvania
5083.	Pottsville city, Pennsylvania
5084.	Rapho township, Pennsylvania
5085.	Richland township, Pennsylvania
5086.	Richland township, Pennsylvania
5087.	Richland township, Pennsylvania
5088.	Robinson township, Pennsylvania
5089.	Rostraver township, Pennsylvania
5090.	Salisbury township, Pennsylvania
5091.	Salisbury township, Pennsylvania
5092.	Sandy township, Pennsylvania
5093.	Scott township, Pennsylvania
5094.	Shaler township, Pennsylvania
5095.	Sharon city, Pennsylvania
5096.	Silver Spring township, Pennsylvania
5097.	Skippack township, Pennsylvania
5098.	Somerset township, Pennsylvania
5099.	South Fayette township, Pennsylvania
5100.	South Lebanon township, Pennsylvania
5101.	South Middleton township, Pennsylvania
5102.	South Park township, Pennsylvania
5103.	South Union township, Pennsylvania
5104.	South Whitehall township, Pennsylvania
5105.	Spring Garden township, Pennsylvania
5106.	Spring township, Pennsylvania

FINAL AGREEMENT 3.25.22

5107.	Springettsbury township, Pennsylvania
5108.	Springfield township, Pennsylvania
5109.	Springfield township, Pennsylvania
5110.	St. Marys city, Pennsylvania
5111.	Stroud township, Pennsylvania
5112.	Susquehanna township, Pennsylvania
5113.	Swatara township, Pennsylvania
5114.	Towamencin township, Pennsylvania
5115.	Tredyffrin township, Pennsylvania
5116.	Unity township, Pennsylvania
5117.	Upper Allen township, Pennsylvania
5118.	Upper Chichester township, Pennsylvania
5119.	Upper Dublin township, Pennsylvania
5120.	Upper Gwynedd township, Pennsylvania
5121.	Upper Macungie township, Pennsylvania
5122.	Upper Moreland township, Pennsylvania
5123.	Upper Providence township, Pennsylvania
5124.	Upper Providence township, Pennsylvania
5125.	Upper Saucon township, Pennsylvania
5126.	Upper Southampton township, Pennsylvania
5127.	Upper St. Clair township, Pennsylvania
5128.	Upper Uwchlan township, Pennsylvania
5129.	Uwchlan township, Pennsylvania
5130.	Warrington township, Pennsylvania
5131.	Warwick township, Pennsylvania
5132.	Warwick township, Pennsylvania
5133.	Washington city, Pennsylvania
5134.	Washington township, Pennsylvania
5135.	Waynesboro borough, Pennsylvania

5136.	West Bradford township, Pennsylvania
5137.	West Chester borough, Pennsylvania
5138.	West Deer township, Pennsylvania
5139.	West Goshen township, Pennsylvania
5140.	West Hanover township, Pennsylvania
5141.	West Hempfield township, Pennsylvania
5142.	West Lampeter township, Pennsylvania
5143.	West Manchester township, Pennsylvania
5144.	West Mifflin borough, Pennsylvania
5145.	West Norriton township, Pennsylvania
5146.	West Whiteland township, Pennsylvania
5147.	Westtown township, Pennsylvania
5148.	White township, Pennsylvania
5149.	Whitehall borough, Pennsylvania
5150.	Whitehall township, Pennsylvania
5151.	Whitemarsh township, Pennsylvania
5152.	Whitpain township, Pennsylvania
5153.	Wilkinsburg borough, Pennsylvania
5154.	Williamsport city, Pennsylvania
5155.	Willistown township, Pennsylvania
5156.	Windsor township, Pennsylvania
5157.	Worcester township, Pennsylvania
5158.	Wyoming County, Pennsylvania
5159.	Wyomissing borough, Pennsylvania
5160.	Yeadon borough, Pennsylvania
5161.	York township, Pennsylvania
5162.	Aguada Municipio, Puerto Rico *
5163.	Aguadilla Municipio, Puerto Rico *

5164.	Arecibo Municipio, Puerto Rico *
5165.	Bayamón Municipio, Puerto Rico *
5166.	Cabo Rojo Municipio, Puerto Rico *
5167.	Caguas Municipio, Puerto Rico *
5168.	Camuy Municipio, Puerto Rico *
5169.	Canóvanas Municipio, Puerto Rico *
5170.	Carolina Municipio, Puerto Rico *
5171.	Cayey Municipio, Puerto Rico *
5172.	Cidra Municipio, Puerto Rico *
5173.	Coamo Municipio, Puerto Rico *
5174.	Corozal Municipio, Puerto Rico *
5175.	Dorado Municipio, Puerto Rico *
5176.	Guayama Municipio, Puerto Rico *
5177.	Guaynabo Municipio, Puerto Rico *
5178.	Gurabo Municipio, Puerto Rico *
5179.	Hatillo Municipio, Puerto Rico *
5180.	Humacao Municipio, Puerto Rico *
5181.	Isabela Municipio, Puerto Rico *
5182.	Juana Díaz Municipio, Puerto Rico *
5183.	Juncos Municipio, Puerto Rico *
5184.	Las Piedras Municipio, Puerto Rico *
5185.	Manatí Municipio, Puerto Rico *
5186.	Mayagüez Municipio, Puerto Rico *
5187.	Moca Municipio, Puerto Rico *
5188.	Morovis Municipio, Puerto Rico *
5189.	Ponce Municipio, Puerto Rico *
5190.	Río Grande Municipio, Puerto Rico *

FINAL AGREEMENT 3.25.22

5191.	San Germán Municipio, Puerto Rico *
5192.	San Juan Municipio, Puerto Rico *
5193.	San Lorenzo Municipio, Puerto Rico *
5194.	San Sebastián Municipio, Puerto Rico *
5195.	Toa Alta Municipio, Puerto Rico *
5196.	Toa Baja Municipio, Puerto Rico *
5197.	Trujillo Alto Municipio, Puerto Rico *
5198.	Vega Alta Municipio, Puerto Rico *
5199.	Vega Baja Municipio, Puerto Rico *
5200.	Yabucoa Municipio, Puerto Rico *
5201.	Yauco Municipio, Puerto Rico *
5202.	Adjuntas Municipio, Puerto Rico
5203.	Aguas Buenas Municipio, Puerto Rico
5204.	Aibonito Municipio, Puerto Rico
5205.	Añasco Municipio, Puerto Rico
5206.	Arroyo Municipio, Puerto Rico
5207.	Barceloneta Municipio, Puerto Rico
5208.	Barranquitas Municipio, Puerto Rico
5209.	Cataño Municipio, Puerto Rico
5210.	Ceiba Municipio, Puerto Rico
5211.	Ciales Municipio, Puerto Rico
5212.	Comerío Municipio, Puerto Rico
5213.	Fajardo Municipio, Puerto Rico
5214.	Florida Municipio, Puerto Rico
5215.	Guánica Municipio, Puerto Rico
5216.	Guayanilla Municipio, Puerto Rico
5217.	Hormigueros Municipio, Puerto Rico
5218.	Jayuya Municipio, Puerto Rico
5219.	Lajas Municipio, Puerto Rico
5220.	Lares Municipio, Puerto Rico

5221.	Loíza Municipio, Puerto Rico
5222.	Luquillo Municipio, Puerto Rico
5223.	Maunabo Municipio, Puerto Rico
5224.	Naguabo Municipio, Puerto Rico
5225.	Naranjito Municipio, Puerto Rico
5226.	Orocovis Municipio, Puerto Rico
5227.	Patillas Municipio, Puerto Rico
5228.	Peñuelas Municipio, Puerto Rico
5229.	Quebradillas Municipio, Puerto Rico
5230.	Rincón Municipio, Puerto Rico
5231.	Sabana Grande Municipio, Puerto Rico
5232.	Salinas Municipio, Puerto Rico
5233.	Santa Isabel Municipio, Puerto Rico
5234.	Utuado Municipio, Puerto Rico
5235.	Villalba Municipio, Puerto Rico
5236.	Coventry town, Rhode Island *
5237.	Cranston city, Rhode Island *
5238.	Cumberland town, Rhode Island *
5239.	East Providence city, Rhode Island *
5240.	North Providence town, Rhode Island *
5241.	Pawtucket city, Rhode Island *
5242.	Providence city, Rhode Island *
5243.	South Kingstown town, Rhode Island *
5244.	Warwick city, Rhode Island *
5245.	Woonsocket city, Rhode Island *
5246.	Barrington town, Rhode Island
5247.	Bristol town, Rhode Island
5248.	Burrillville town, Rhode Island
5249.	Central Falls city, Rhode Island
5250.	East Greenwich town, Rhode Island
5251.	Glocester town, Rhode Island

5252.	Johnston town, Rhode Island
5253.	Lincoln town, Rhode Island
5254.	Middletown town, Rhode Island
5255.	Narragansett town, Rhode Island
5256.	Newport city, Rhode Island
5257.	North Kingstown town, Rhode Island
5258.	North Smithfield town, Rhode Island
5259.	Portsmouth town, Rhode Island
5260.	Scituate town, Rhode Island
5261.	Smithfield town, Rhode Island
5262.	Tiverton town, Rhode Island
5263.	Warren town, Rhode Island
5264.	West Warwick town, Rhode Island
5265.	Westerly town, Rhode Island
5266.	Aiken city, South Carolina *
5267.	Aiken County, South Carolina *
5268.	Anderson County, South Carolina *
5269.	Beaufort County, South Carolina *
5270.	Berkeley County, South Carolina *
5271.	Charleston city, South Carolina *
5272.	Charleston County, South Carolina *
5273.	Cherokee County, South Carolina *
5274.	Chester County, South Carolina *
5275.	Chesterfield County, South Carolina *
5276.	Clarendon County, South Carolina *
5277.	Colleton County, South Carolina *
5278.	Columbia city, South Carolina *
5279.	Darlington County, South Carolina *
5280.	Dillon County, South Carolina *
5281.	Dorchester County, South Carolina *
5282.	Florence city, South Carolina *
5283.	Florence County, South Carolina *

FINAL AGREEMENT 3.25.22

5284.	Georgetown County, South Carolina *
5285.	Goose Creek city, South Carolina *
5286.	Greenville city, South Carolina *
5287.	Greenville County, South Carolina *
5288.	Greenwood County, South Carolina *
5289.	Greer city, South Carolina *
5290.	Hilton Head Island town, South Carolina *
5291.	Horry County, South Carolina *
5292.	Jasper County, South Carolina *
5293.	Kershaw County, South Carolina *
5294.	Lancaster County, South Carolina *
5295.	Laurens County, South Carolina *
5296.	Lexington County, South Carolina *
5297.	Marion County, South Carolina *
5298.	Mount Pleasant town, South Carolina *
5299.	Myrtle Beach city, South Carolina *
5300.	Newberry County, South Carolina *
5301.	North Charleston city, South Carolina *
5302.	Oconee County, South Carolina *
5303.	Orangeburg County, South Carolina *
5304.	Pickens County, South Carolina *
5305.	Richland County, South Carolina *
5306.	Rock Hill city, South Carolina *
5307.	Spartanburg city, South Carolina *
5308.	Spartanburg County, South Carolina *
5309.	Summerville town, South Carolina *
5310.	Sumter city, South Carolina *
5311.	Sumter County, South Carolina *

5312.	Williamsburg County, South Carolina *
5313.	York County, South Carolina *
5314.	Abbeville County, South Carolina
5315.	Anderson city, South Carolina
5316.	Bamberg County, South Carolina
5317.	Barnwell County, South Carolina
5318.	Beaufort city, South Carolina
5319.	Bluffton town, South Carolina
5320.	Calhoun County, South Carolina
5321.	Cayce city, South Carolina
5322.	Clemson city, South Carolina
5323.	Conway city, South Carolina
5324.	Easley city, South Carolina
5325.	Edgefield County, South Carolina
5326.	Fairfield County, South Carolina
5327.	Forest Acres city, South Carolina
5328.	Fort Mill town, South Carolina
5329.	Fountain Inn city, South Carolina
5330.	Gaffney city, South Carolina
5331.	Greenwood city, South Carolina
5332.	Hampton County, South Carolina
5333.	Hanahan city, South Carolina
5334.	Irmo town, South Carolina
5335.	James Island town, South Carolina
5336.	Lee County, South Carolina
5337.	Lexington town, South Carolina
5338.	Marlboro County, South Carolina
5339.	Mauldin city, South Carolina
5340.	Moncks Corner town, South Carolina
5341.	Newberry city, South Carolina
5342.	North Augusta city, South Carolina
5343.	North Myrtle Beach city, South Carolina
5344.	Orangeburg city, South Carolina
5345.	Port Royal town, South Carolina
5346.	Saluda County, South Carolina

5347.	Simpsonville city, South Carolina
5348.	Tega Cay city, South Carolina
5349.	Union County, South Carolina
5350.	West Columbia city, South Carolina
5351.	Brookings County, South Dakota *
5352.	Brown County, South Dakota *
5353.	Lincoln County, South Dakota *
5354.	Minnehaha County, South Dakota *
5355.	Pennington County, South Dakota *
5356.	Rapid City city, South Dakota *
5357.	Sioux Falls city, South Dakota *
5358.	Aberdeen city, South Dakota
5359.	Beadle County, South Dakota
5360.	Box Elder city, South Dakota
5361.	Brandon city, South Dakota
5362.	Brookings city, South Dakota
5363.	Butte County, South Dakota
5364.	Clay County, South Dakota
5365.	Codington County, South Dakota
5366.	Davison County, South Dakota
5367.	Hughes County, South Dakota
5368.	Huron city, South Dakota
5369.	Lake County, South Dakota
5370.	Lawrence County, South Dakota
5371.	Meade County, South Dakota
5372.	Mitchell city, South Dakota
5373.	Oglala Lakota County, South Dakota
5374.	Pierre city, South Dakota
5375.	Roberts County, South Dakota
5376.	Spearfish city, South Dakota
5377.	Todd County, South Dakota
5378.	Union County, South Dakota
5379.	Vermillion city, South Dakota
5380.	Watertown city, South Dakota
5381.	Yankton city, South Dakota
5382.	Yankton County, South Dakota
5383.	Anderson County, Tennessee *
5384.	Bartlett city, Tennessee *
5385.	Bedford County, Tennessee *
5386.	Blount County, Tennessee *

FINAL AGREEMENT 3.25.22

5387.	Bradley County, Tennessee *
5388.	Brentwood city, Tennessee *
5389.	Campbell County, Tennessee *
5390.	Carter County, Tennessee *
5391.	Chattanooga city, Tennessee *
5392.	Cheatham County, Tennessee *
5393.	Claiborne County, Tennessee *
5394.	Clarksville city, Tennessee *
5395.	Cleveland city, Tennessee *
5396.	Cocke County, Tennessee *
5397.	Coffee County, Tennessee *
5398.	Collierville town, Tennessee *
5399.	Columbia city, Tennessee *
5400.	Cookeville city, Tennessee *
5401.	Cumberland County, Tennessee *
5402.	Dickson County, Tennessee *
5403.	Dyer County, Tennessee *
5404.	Fayette County, Tennessee *
5405.	Franklin city, Tennessee *
5406.	Franklin County, Tennessee *
5407.	Gallatin city, Tennessee *
5408.	Germantown city, Tennessee *
5409.	Gibson County, Tennessee *
5410.	Greene County, Tennessee *
5411.	Hamblen County, Tennessee *
5412.	Hamilton County, Tennessee *
5413.	Hawkins County, Tennessee *
5414.	Hendersonville city, Tennessee *
5415.	Henry County, Tennessee *
5416.	Jackson city, Tennessee *
5417.	Jefferson County, Tennessee *
5418.	Johnson City city, Tennessee *
5419.	Kingsport city, Tennessee *
5420.	Knox County, Tennessee *
5421.	Knoxville city, Tennessee *
5422.	La Vergne city, Tennessee *
5423.	Lawrence County, Tennessee *
5424.	Lebanon city, Tennessee *
5425.	Lincoln County, Tennessee *
5426.	Loudon County, Tennessee *
5427.	Madison County, Tennessee *
5428.	Marshall County, Tennessee *
5429.	Maury County, Tennessee *
5430.	McMinn County, Tennessee *
5431.	Memphis city, Tennessee *
5432.	Monroe County, Tennessee *
5433.	Montgomery County, Tennessee *
5434.	Morristown city, Tennessee *

5435.	Mount Juliet city, Tennessee *
5436.	Murfreesboro city, Tennessee *
5437.	Nashville-Davidson metropolitan government, Tennessee *
5438.	Obion County, Tennessee *
5439.	Putnam County, Tennessee *
5440.	Rhea County, Tennessee *
5441.	Roane County, Tennessee *
5442.	Robertson County, Tennessee *
5443.	Rutherford County, Tennessee *
5444.	Sevier County, Tennessee *
5445.	Shelby County, Tennessee *
5446.	Smyrna town, Tennessee *
5447.	Spring Hill city, Tennessee *
5448.	Sullivan County, Tennessee *
5449.	Sumner County, Tennessee *
5450.	Tipton County, Tennessee *
5451.	Warren County, Tennessee *
5452.	Washington County, Tennessee *
5453.	Weakley County, Tennessee *
5454.	Williamson County, Tennessee *
5455.	Wilson County, Tennessee *
5456.	Arlington town, Tennessee
5457.	Athens city, Tennessee
5458.	Benton County, Tennessee
5459.	Bledsoe County, Tennessee
5460.	Bristol city, Tennessee
5461.	Cannon County, Tennessee
5462.	Carroll County, Tennessee
5463.	Chester County, Tennessee
5464.	Clinton city, Tennessee
5465.	Collegedale city, Tennessee
5466.	Crockett County, Tennessee
5467.	Crossville city, Tennessee
5468.	Decatur County, Tennessee
5469.	DeKalb County, Tennessee
5470.	Dickson city, Tennessee
5471.	Dyersburg city, Tennessee
5472.	East Ridge city, Tennessee
5473.	Elizabethton city, Tennessee
5474.	Farragut town, Tennessee
5475.	Fentress County, Tennessee
5476.	Giles County, Tennessee
5477.	Goodlettsville city, Tennessee
5478.	Grainger County, Tennessee
5479.	Greeneville town, Tennessee
5480.	Grundy County, Tennessee
5481.	Hardeman County, Tennessee
5482.	Hardin County, Tennessee

5483.	Hartsville/Trousdale County, Tennessee
5484.	Haywood County, Tennessee
5485.	Henderson County, Tennessee
5486.	Hickman County, Tennessee
5487.	Humphreys County, Tennessee
5488.	Jackson County, Tennessee
5489.	Johnson County, Tennessee
5490.	Lakeland city, Tennessee
5491.	Lauderdale County, Tennessee
5492.	Lawrenceburg city, Tennessee
5493.	Lewis County, Tennessee
5494.	Lewisburg city, Tennessee
5495.	Macon County, Tennessee
5496.	Manchester city, Tennessee
5497.	Marion County, Tennessee
5498.	Martin city, Tennessee
5499.	Maryville city, Tennessee
5500.	McMinnville city, Tennessee
5501.	McNairy County, Tennessee
5502.	Meigs County, Tennessee
5503.	Millington city, Tennessee
5504.	Morgan County, Tennessee
5505.	Nolensville town, Tennessee
5506.	Oak Ridge city, Tennessee
5507.	Overton County, Tennessee
5508.	Paris city, Tennessee
5509.	Polk County, Tennessee
5510.	Portland city, Tennessee
5511.	Red Bank city, Tennessee
5512.	Scott County, Tennessee
5513.	Sequatchie County, Tennessee
5514.	Sevierville city, Tennessee
5515.	Shelbyville city, Tennessee
5516.	Smith County, Tennessee
5517.	Soddy-Daisy city, Tennessee
5518.	Springfield city, Tennessee
5519.	Stewart County, Tennessee
5520.	Tullahoma city, Tennessee
5521.	Unicoi County, Tennessee
5522.	Union City city, Tennessee
5523.	Union County, Tennessee
5524.	Wayne County, Tennessee
5525.	White County, Tennessee
5526.	White House city, Tennessee
5527.	Abilene city, Texas *
5528.	Allen city, Texas *
5529.	Amarillo city, Texas *
5530.	Anderson County, Texas *
5531.	Angelina County, Texas *
5532.	Arlington city, Texas *
5533.	Atascosa County, Texas *
5534.	Austin city, Texas *
5535.	Austin County, Texas *

FINAL AGREEMENT 3.25.22

5536.	Bastrop County, Texas *
5537.	Baytown city, Texas *
5538.	Beaumont city, Texas *
5539.	Bedford city, Texas *
5540.	Bee County, Texas *
5541.	Bell County, Texas *
5542.	Bexar County, Texas *
5543.	Bowie County, Texas *
5544.	Brazoria County, Texas *
5545.	Brazos County, Texas *
5546.	Brown County, Texas *
5547.	Brownsville city, Texas *
5548.	Bryan city, Texas *
5549.	Burleson city, Texas *
5550.	Burnet County, Texas *
5551.	Caldwell County, Texas *
5552.	Cameron County, Texas *
5553.	Carrollton city, Texas *
5554.	Cass County, Texas *
5555.	Cedar Hill city, Texas *
5556.	Cedar Park city, Texas *
5557.	Chambers County, Texas *
5558.	Cherokee County, Texas *
5559.	Cibolo city, Texas *
5560.	Cleburne city, Texas *
5561.	College Station city, Texas *
5562.	Collin County, Texas *
5563.	Comal County, Texas *
5564.	Conroe city, Texas *
5565.	Cooke County, Texas *
5566.	Coppell city, Texas *
5567.	Copperas Cove city, Texas *
5568.	Corpus Christi city, Texas *
5569.	Coryell County, Texas *
5570.	Dallas city, Texas *
5571.	Dallas County, Texas *
5572.	Deer Park city, Texas *
5573.	Del Rio city, Texas *
5574.	Denton city, Texas *
5575.	Denton County, Texas *
5576.	DeSoto city, Texas *
5577.	Duncanville city, Texas *
5578.	Ector County, Texas *
5579.	Edinburg city, Texas *
5580.	El Paso city, Texas *
5581.	El Paso County, Texas *
5582.	Ellis County, Texas *
5583.	Erath County, Texas *
5584.	Euless city, Texas *
5585.	Fannin County, Texas *
5586.	Farmers Branch city, Texas *
5587.	Flower Mound town, Texas *
5588.	Fort Bend County, Texas *
5589.	Fort Worth city, Texas *
5590.	Friendswood city, Texas *

5591.	Frisco city, Texas *
5592.	Galveston city, Texas *
5593.	Galveston County, Texas *
5594.	Garland city, Texas *
5595.	Georgetown city, Texas *
5596.	Grand Prairie city, Texas *
5597.	Grapevine city, Texas *
5598.	Grayson County, Texas *
5599.	Gregg County, Texas *
5600.	Guadalupe County, Texas *
5601.	Hale County, Texas *
5602.	Haltom City city, Texas *
5603.	Hardin County, Texas *
5604.	Harker Heights city, Texas *
5605.	Harlingen city, Texas *
5606.	Harris County, Texas *
5607.	Harrison County, Texas *
5608.	Hays County, Texas *
5609.	Henderson County, Texas *
5610.	Hidalgo County, Texas *
5611.	Hill County, Texas *
5612.	Hood County, Texas *
5613.	Hopkins County, Texas *
5614.	Houston city, Texas *
5615.	Howard County, Texas *
5616.	Hunt County, Texas *
5617.	Huntsville city, Texas *
5618.	Hurst city, Texas *
5619.	Irving city, Texas *
5620.	Jasper County, Texas *
5621.	Jefferson County, Texas *
5622.	Jim Wells County, Texas *
5623.	Johnson County, Texas *
5624.	Kaufman County, Texas *
5625.	Keller city, Texas *
5626.	Kendall County, Texas *
5627.	Kerr County, Texas *
5628.	Killeen city, Texas *
5629.	Kleberg County, Texas *
5630.	Kyle city, Texas *
5631.	La Porte city, Texas *
5632.	Lamar County, Texas *
5633.	Lancaster city, Texas *
5634.	Laredo city, Texas *
5635.	League City city, Texas *
5636.	Leander city, Texas *
5637.	Lewisville city, Texas *
5638.	Liberty County, Texas *
5639.	Little Elm city, Texas *
5640.	Longview city, Texas *
5641.	Lubbock city, Texas *
5642.	Lubbock County, Texas *
5643.	Lufkin city, Texas *
5644.	Mansfield city, Texas *
5645.	Matagorda County, Texas *

5646.	Maverick County, Texas *
5647.	McAllen city, Texas *
5648.	McKinney city, Texas *
5649.	McLennan County, Texas *
5650.	Medina County, Texas *
5651.	Mesquite city, Texas *
5652.	Midland city, Texas *
5653.	Midland County, Texas *
5654.	Midlothian city, Texas *
5655.	Mission city, Texas *
5656.	Missouri City city, Texas *
5657.	Montgomery County, Texas *
5658.	Nacogdoches city, Texas *
5659.	Nacogdoches County, Texas *
5660.	Navarro County, Texas *
5661.	New Braunfels city, Texas *
5662.	North Richland Hills city, Texas *
5663.	Nueces County, Texas *
5664.	Odessa city, Texas *
5665.	Orange County, Texas *
5666.	Parker County, Texas *
5667.	Pasadena city, Texas *
5668.	Pearland city, Texas *
5669.	Pflugerville city, Texas *
5670.	Pharr city, Texas *
5671.	Plano city, Texas *
5672.	Polk County, Texas *
5673.	Port Arthur city, Texas *
5674.	Potter County, Texas *
5675.	Randall County, Texas *
5676.	Richardson city, Texas *
5677.	Rockwall city, Texas *
5678.	Rockwall County, Texas *
5679.	Rosenberg city, Texas *
5680.	Round Rock city, Texas *
5681.	Rowlett city, Texas *
5682.	Rusk County, Texas *
5683.	San Angelo city, Texas *
5684.	San Antonio city, Texas *
5685.	San Juan city, Texas *
5686.	San Marcos city, Texas *
5687.	San Patricio County, Texas *
5688.	Schertz city, Texas *
5689.	Sherman city, Texas *
5690.	Smith County, Texas *
5691.	Socorro city, Texas *
5692.	Southlake city, Texas *
5693.	Starr County, Texas *
5694.	Sugar Land city, Texas *
5695.	Tarrant County, Texas *
5696.	Taylor County, Texas *
5697.	Temple city, Texas *
5698.	Texarkana city, Texas *
5699.	Texas City city, Texas *

FINAL AGREEMENT 3.25.22

5700.	The Colony city, Texas *
5701.	Titus County, Texas *
5702.	Tom Green County, Texas *
5703.	Travis County, Texas *
5704.	Tyler city, Texas *
5705.	Upshur County, Texas *
5706.	Val Verde County, Texas *
5707.	Van Zandt County, Texas *
5708.	Victoria city, Texas *
5709.	Victoria County, Texas *
5710.	Waco city, Texas *
5711.	Walker County, Texas *
5712.	Waller County, Texas *
5713.	Washington County, Texas *
5714.	Waxahachie city, Texas *
5715.	Weatherford city, Texas *
5716.	Webb County, Texas *
5717.	Weslaco city, Texas *
5718.	Wharton County, Texas *
5719.	Wichita County, Texas *
5720.	Wichita Falls city, Texas *
5721.	Williamson County, Texas *
5722.	Wilson County, Texas *
5723.	Wise County, Texas *
5724.	Wood County, Texas *
5725.	Wylie city, Texas *
5726.	Addison town, Texas
5727.	Alamo city, Texas
5728.	Alice city, Texas
5729.	Alton city, Texas
5730.	Alvin city, Texas
5731.	Andrews city, Texas
5732.	Andrews County, Texas
5733.	Angleton city, Texas
5734.	Anna city, Texas
5735.	Aransas County, Texas
5736.	Athens city, Texas
5737.	Azle city, Texas
5738.	Balch Springs city, Texas
5739.	Bandera County, Texas
5740.	Bay City city, Texas
5741.	Beeville city, Texas
5742.	Bellaire city, Texas
5743.	Bellmead city, Texas
5744.	Belton city, Texas
5745.	Benbrook city, Texas
5746.	Big Spring city, Texas
5747.	Blanco County, Texas
5748.	Boerne city, Texas
5749.	Bonham city, Texas
5750.	Borger city, Texas
5751.	Bosque County, Texas
5752.	Brenham city, Texas
5753.	Brownwood city, Texas
5754.	Buda city, Texas

5755.	Burkburnett city, Texas
5756.	Burleson County, Texas
5757.	Calhoun County, Texas
5758.	Callahan County, Texas
5759.	Camp County, Texas
5760.	Canyon city, Texas
5761.	Celina city, Texas
5762.	Clay County, Texas
5763.	Clute city, Texas
5764.	Colleyville city, Texas
5765.	Colorado County, Texas
5766.	Comanche County, Texas
5767.	Converse city, Texas
5768.	Corinth city, Texas
5769.	Corsicana city, Texas
5770.	Crowley city, Texas
5771.	Dawson County, Texas
5772.	Deaf Smith County, Texas
5773.	Denison city, Texas
5774.	DeWitt County, Texas
5775.	Dickinson city, Texas
5776.	Dimmit County, Texas
5777.	Donna city, Texas
5778.	Dumas city, Texas
5779.	Duval County, Texas
5780.	Eagle Pass city, Texas
5781.	Eastland County, Texas
5782.	El Campo city, Texas
5783.	Elgin city, Texas
5784.	Ennis city, Texas
5785.	Fair Oaks Ranch city, Texas
5786.	Falls County, Texas
5787.	Fate city, Texas
5788.	Fayette County, Texas
5789.	Forest Hill city, Texas
5790.	Forney city, Texas
5791.	Franklin County, Texas
5792.	Fredericksburg city, Texas
5793.	Freeport city, Texas
5794.	Freestone County, Texas
5795.	Frio County, Texas
5796.	Fulshear city, Texas
5797.	Gaines County, Texas
5798.	Gainesville city, Texas
5799.	Galena Park city, Texas
5800.	Gatesville city, Texas
5801.	Gillespie County, Texas
5802.	Glenn Heights city, Texas
5803.	Gonzales County, Texas
5804.	Granbury city, Texas
5805.	Gray County, Texas
5806.	Greenville city, Texas
5807.	Grimes County, Texas
5808.	Groves city, Texas
5809.	Henderson city, Texas

5810.	Hereford city, Texas
5811.	Hewitt city, Texas
5812.	Hidalgo city, Texas
5813.	Highland Village city, Texas
5814.	Hockley County, Texas
5815.	Horizon City city, Texas
5816.	Houston County, Texas
5817.	Humble city, Texas
5818.	Hutchinson County, Texas
5819.	Hutto city, Texas
5820.	Ingleside city, Texas
5821.	Jacinto City city, Texas
5822.	Jackson County, Texas
5823.	Jacksonville city, Texas
5824.	Jones County, Texas
5825.	Karnes County, Texas
5826.	Katy city, Texas
5827.	Kerrville city, Texas
5828.	Kilgore city, Texas
5829.	Kingsville city, Texas
5830.	La Marque city, Texas
5831.	Lake Jackson city, Texas
5832.	Lakeway city, Texas
5833.	Lamb County, Texas
5834.	Lampasas County, Texas
5835.	Lavaca County, Texas
5836.	Lee County, Texas
5837.	Leon County, Texas
5838.	Leon Valley city, Texas
5839.	Levelland city, Texas
5840.	Limestone County, Texas
5841.	Live Oak city, Texas
5842.	Live Oak County, Texas
5843.	Llano County, Texas
5844.	Lockhart city, Texas
5845.	Lumberton city, Texas
5846.	Madison County, Texas
5847.	Manor city, Texas
5848.	Manvel city, Texas
5849.	Marshall city, Texas
5850.	Melissa city, Texas
5851.	Mercedes city, Texas
5852.	Milam County, Texas
5853.	Mineral Wells city, Texas
5854.	Montague County, Texas
5855.	Moore County, Texas
5856.	Morris County, Texas
5857.	Mount Pleasant city, Texas
5858.	Murphy city, Texas
5859.	Nederland city, Texas
5860.	Newton County, Texas
5861.	Nolan County, Texas
5862.	Orange city, Texas
5863.	Palestine city, Texas
5864.	Palo Pinto County, Texas

FINAL AGREEMENT 3.25.22

5865.	Pampa city, Texas
5866.	Panola County, Texas
5867.	Paris city, Texas
5868.	Pearsall city, Texas
5869.	Pecos city, Texas
5870.	Pecos County, Texas
5871.	Plainview city, Texas
5872.	Pleasanton city, Texas
5873.	Port Lavaca city, Texas
5874.	Port Neches city, Texas
5875.	Portland city, Texas
5876.	Princeton city, Texas
5877.	Prosper town, Texas
5878.	Rains County, Texas
5879.	Raymondville city, Texas
5880.	Red Oak city, Texas
5881.	Red River County, Texas
5882.	Reeves County, Texas
5883.	Richmond city, Texas
5884.	Rio Grande City city, Texas
5885.	Robertson County, Texas
5886.	Robinson city, Texas
5887.	Robstown city, Texas
5888.	Rockport city, Texas
5889.	Roma city, Texas
5890.	Royse City city, Texas
5891.	Runnels County, Texas
5892.	Sabine County, Texas
5893.	Sachse city, Texas
5894.	Saginaw city, Texas
5895.	San Benito city, Texas
5896.	San Jacinto County, Texas
5897.	Santa Fe city, Texas
5898.	Scurry County, Texas
5899.	Seabrook city, Texas
5900.	Seagoville city, Texas
5901.	Seguin city, Texas
5902.	Selma city, Texas
5903.	Shelby County, Texas
5904.	Snyder city, Texas
5905.	South Houston city, Texas
5906.	Stafford city, Texas
5907.	Stephenville city, Texas
5908.	Sulphur Springs city, Texas
5909.	Sweetwater city, Texas
5910.	Taylor city, Texas
5911.	Terrell city, Texas
5912.	Terry County, Texas
5913.	Tomball city, Texas
5914.	Trinity County, Texas
5915.	Trophy Club town, Texas
5916.	Tyler County, Texas
5917.	Universal City city, Texas
5918.	University Park city, Texas
5919.	Uvalde city, Texas

5920.	Uvalde County, Texas
5921.	Vernon city, Texas
5922.	Vidor city, Texas
5923.	Ward County, Texas
5924.	Watauga city, Texas
5925.	Webster city, Texas
5926.	West University Place city, Texas
5927.	White Settlement city, Texas
5928.	Wilbarger County, Texas
5929.	Willacy County, Texas
5930.	Young County, Texas
5931.	Zapata County, Texas
5932.	Zavala County, Texas
5933.	American Fork city, Utah *
5934.	Bountiful city, Utah *
5935.	Box Elder County, Utah *
5936.	Cache County, Utah *
5937.	Cedar City city, Utah *
5938.	Clearfield city, Utah *
5939.	Cottonwood Heights city, Utah *
5940.	Davis County, Utah *
5941.	Draper city, Utah *
5942.	Eagle Mountain city, Utah *
5943.	Herriman city, Utah *
5944.	Holladay city, Utah *
5945.	Iron County, Utah *
5946.	Kaysville city, Utah *
5947.	Kearns metro township, Utah *
5948.	Layton city, Utah *
5949.	Lehi city, Utah *
5950.	Logan city, Utah *
5951.	Midvale city, Utah *
5952.	Millcreek city, Utah *
5953.	Murray city, Utah *
5954.	Ogden city, Utah *
5955.	Orem city, Utah *
5956.	Pleasant Grove city, Utah *
5957.	Provo city, Utah *
5958.	Riverton city, Utah *
5959.	Roy city, Utah *
5960.	Salt Lake City city, Utah *
5961.	Salt Lake County, Utah *
5962.	Sandy city, Utah *
5963.	Sanpete County, Utah *
5964.	Saratoga Springs city, Utah *
5965.	South Jordan city, Utah *
5966.	Spanish Fork city, Utah *
5967.	Springville city, Utah *
5968.	St. George city, Utah *
5969.	Summit County, Utah *
5970.	Syracuse city, Utah *
5971.	Taylorsville city, Utah *

5972.	Tooele city, Utah *
5973.	Tooele County, Utah *
5974.	Uintah County, Utah *
5975.	Utah County, Utah *
5976.	Wasatch County, Utah *
5977.	Washington County, Utah *
5978.	Weber County, Utah *
5979.	West Jordan city, Utah *
5980.	West Valley City city, Utah *
5981.	Alpine city, Utah
5982.	Bluffdale city, Utah
5983.	Brigham City city, Utah
5984.	Carbon County, Utah
5985.	Cedar Hills city, Utah
5986.	Centerville city, Utah
5987.	Clinton city, Utah
5988.	Duchesne County, Utah
5989.	Emery County, Utah
5990.	Farmington city, Utah
5991.	Grantsville city, Utah
5992.	Heber city, Utah
5993.	Highland city, Utah
5994.	Hurricane city, Utah
5995.	Juab County, Utah
5996.	Lindon city, Utah
5997.	Magna metro township, Utah
5998.	Mapleton city, Utah
5999.	Millard County, Utah
6000.	Morgan County, Utah
6001.	North Logan city, Utah
6002.	North Ogden city, Utah
6003.	North Salt Lake city, Utah
6004.	Payson city, Utah
6005.	Pleasant View city, Utah
6006.	San Juan County, Utah
6007.	Santaquin city, Utah
6008.	Sevier County, Utah
6009.	Smithfield city, Utah
6010.	South Ogden city, Utah
6011.	South Salt Lake city, Utah
6012.	Vernal city, Utah
6013.	Vineyard town, Utah
6014.	Washington city, Utah
6015.	West Haven city, Utah
6016.	West Point city, Utah
6017.	Woods Cross city, Utah
6018.	Addison County, Vermont *
6019.	Bennington County, Vermont *
6020.	Burlington city, Vermont *
6021.	Chittenden County, Vermont *
6022.	Franklin County, Vermont *
6023.	Rutland County, Vermont *
6024.	Washington County, Vermont *

FINAL AGREEMENT 3.25.22

6025.	Windham County, Vermont *
6026.	Windsor County, Vermont *
6027.	Bennington town, Vermont
6028.	Brattleboro town, Vermont
6029.	Caledonia County, Vermont
6030.	Colchester town, Vermont
6031.	Essex Junction village, Vermont
6032.	Essex town, Vermont
6033.	Lamoille County, Vermont
6034.	Milton town, Vermont
6035.	Orange County, Vermont
6036.	Orleans County, Vermont
6037.	Rutland city, Vermont
6038.	South Burlington city, Vermont
6039.	Williston town, Vermont
6040.	Accomack County, Virginia *
6041.	Albemarle County, Virginia *
6042.	Alexandria city, Virginia *
6043.	Amherst County, Virginia *
6044.	Arlington County, Virginia *
6045.	Augusta County, Virginia *
6046.	Bedford County, Virginia *
6047.	Blacksburg town, Virginia *
6048.	Botetourt County, Virginia *
6049.	Campbell County, Virginia *
6050.	Caroline County, Virginia *
6051.	Charlottesville city, Virginia *
6052.	Chesapeake city, Virginia *
6053.	Chesterfield County, Virginia *
6054.	Culpeper County, Virginia *
6055.	Danville city, Virginia *
6056.	Fairfax County, Virginia *
6057.	Fauquier County, Virginia *
6058.	Franklin County, Virginia *
6059.	Frederick County, Virginia *
6060.	Gloucester County, Virginia *
6061.	Halifax County, Virginia *
6062.	Hampton city, Virginia *
6063.	Hanover County, Virginia *
6064.	Harrisonburg city, Virginia *
6065.	Henrico County, Virginia *
6066.	Henry County, Virginia *
6067.	Isle of Wight County, Virginia *
6068.	James City County, Virginia *
6069.	Leesburg town, Virginia *
6070.	Loudoun County, Virginia *
6071.	Louisa County, Virginia *
6072.	Lynchburg city, Virginia *
6073.	Manassas city, Virginia *
6074.	Mecklenburg County, Virginia *

6075.	Montgomery County, Virginia *
6076.	Newport News city, Virginia *
6077.	Norfolk city, Virginia *
6078.	Orange County, Virginia *
6079.	Petersburg city, Virginia *
6080.	Pittsylvania County, Virginia *
6081.	Portsmouth city, Virginia *
6082.	Prince George County, Virginia *
6083.	Prince William County, Virginia *
6084.	Pulaski County, Virginia *
6085.	Richmond city, Virginia *
6086.	Roanoke city, Virginia *
6087.	Roanoke County, Virginia *
6088.	Rockingham County, Virginia *
6089.	Shenandoah County, Virginia *
6090.	Smyth County, Virginia *
6091.	Spotsylvania County, Virginia *
6092.	Stafford County, Virginia *
6093.	Suffolk city, Virginia *
6094.	Tazewell County, Virginia *
6095.	Virginia Beach city, Virginia *
6096.	Warren County, Virginia *
6097.	Washington County, Virginia *
6098.	Wise County, Virginia *
6099.	York County, Virginia *
6100.	Alleghany County, Virginia
6101.	Amelia County, Virginia
6102.	Appomattox County, Virginia
6103.	Bristol city, Virginia
6104.	Brunswick County, Virginia
6105.	Buchanan County, Virginia
6106.	Buckingham County, Virginia
6107.	Carroll County, Virginia
6108.	Charlotte County, Virginia
6109.	Christiansburg town, Virginia
6110.	Clarke County, Virginia
6111.	Colonial Heights city, Virginia
6112.	Culpeper town, Virginia
6113.	Dickenson County, Virginia
6114.	Dinwiddie County, Virginia
6115.	Essex County, Virginia
6116.	Fairfax city, Virginia
6117.	Falls Church city, Virginia
6118.	Floyd County, Virginia
6119.	Fluvanna County, Virginia
6120.	Fredericksburg city, Virginia
6121.	Front Royal town, Virginia

6122.	Giles County, Virginia
6123.	Goochland County, Virginia
6124.	Grayson County, Virginia
6125.	Greene County, Virginia
6126.	Greensville County, Virginia
6127.	Herndon town, Virginia
6128.	Hopewell city, Virginia
6129.	King George County, Virginia
6130.	King William County, Virginia
6131.	Lancaster County, Virginia
6132.	Lee County, Virginia
6133.	Lunenburg County, Virginia
6134.	Madison County, Virginia
6135.	Manassas Park city, Virginia
6136.	Martinsville city, Virginia
6137.	Middlesex County, Virginia
6138.	Nelson County, Virginia
6139.	New Kent County, Virginia
6140.	Northampton County, Virginia
6141.	Northumberland County, Virginia
6142.	Nottoway County, Virginia
6143.	Page County, Virginia
6144.	Patrick County, Virginia
6145.	Poquoson city, Virginia
6146.	Powhatan County, Virginia
6147.	Prince Edward County, Virginia
6148.	Purcellville town, Virginia
6149.	Radford city, Virginia
6150.	Rockbridge County, Virginia
6151.	Russell County, Virginia
6152.	Salem city, Virginia
6153.	Scott County, Virginia
6154.	Southampton County, Virginia
6155.	Staunton city, Virginia
6156.	Sussex County, Virginia
6157.	Vienna town, Virginia
6158.	Warrenton town, Virginia
6159.	Waynesboro city, Virginia
6160.	Westmoreland County, Virginia
6161.	Williamsburg city, Virginia
6162.	Winchester city, Virginia
6163.	Wythe County, Virginia
6164.	Appleton city, Wisconsin *
6165.	Barron County, Wisconsin *
6166.	Beloit city, Wisconsin *
6167.	Brookfield city, Wisconsin *
6168.	Brown County, Wisconsin *
6169.	Calumet County, Wisconsin *
6170.	Chippewa County, Wisconsin *
6171.	Clark County, Wisconsin *

FINAL AGREEMENT 3.25.22

6172.	Columbia County, Wisconsin *
6173.	Dane County, Wisconsin *
6174.	Dodge County, Wisconsin *
6175.	Douglas County, Wisconsin *
6176.	Dunn County, Wisconsin *
6177.	Eau Claire city, Wisconsin *
6178.	Eau Claire County, Wisconsin *
6179.	Fitchburg city, Wisconsin *
6180.	Fond du Lac city, Wisconsin *
6181.	Fond du Lac County, Wisconsin *
6182.	Franklin city, Wisconsin *
6183.	Grant County, Wisconsin *
6184.	Green Bay city, Wisconsin *
6185.	Green County, Wisconsin *
6186.	Greenfield city, Wisconsin *
6187.	Janesville city, Wisconsin *
6188.	Jefferson County, Wisconsin *
6189.	Kenosha city, Wisconsin *
6190.	Kenosha County, Wisconsin *
6191.	La Crosse city, Wisconsin *
6192.	La Crosse County, Wisconsin *
6193.	Madison city, Wisconsin *
6194.	Manitowoc city, Wisconsin *
6195.	Manitowoc County, Wisconsin *
6196.	Marathon County, Wisconsin *
6197.	Marinette County, Wisconsin *
6198.	Menomonee Falls village, Wisconsin *
6199.	Milwaukee city, Wisconsin *
6200.	Milwaukee County, Wisconsin *
6201.	Monroe County, Wisconsin *
6202.	New Berlin city, Wisconsin *
6203.	Oak Creek city, Wisconsin *
6204.	Oconto County, Wisconsin *
6205.	Oneida County, Wisconsin *
6206.	Oshkosh city, Wisconsin *
6207.	Outagamie County, Wisconsin *
6208.	Ozaukee County, Wisconsin *
6209.	Pierce County, Wisconsin *
6210.	Polk County, Wisconsin *
6211.	Portage County, Wisconsin *
6212.	Racine city, Wisconsin *
6213.	Racine County, Wisconsin *
6214.	Rock County, Wisconsin *
6215.	Sauk County, Wisconsin *
6216.	Shawano County, Wisconsin *

6217.	Sheboygan city, Wisconsin *
6218.	Sheboygan County, Wisconsin *
6219.	St. Croix County, Wisconsin *
6220.	Sun Prairie city, Wisconsin *
6221.	Vernon County, Wisconsin *
6222.	Walworth County, Wisconsin *
6223.	Washington County, Wisconsin *
6224.	Waukesha city, Wisconsin *
6225.	Waukesha County, Wisconsin *
6226.	Waupaca County, Wisconsin *
6227.	Wausau city, Wisconsin *
6228.	Wauwatosa city, Wisconsin *
6229.	West Allis city, Wisconsin *
6230.	West Bend city, Wisconsin *
6231.	Winnebago County, Wisconsin *
6232.	Wood County, Wisconsin *
6233.	Adams County, Wisconsin
6234.	Allouez village, Wisconsin
6235.	Ashland County, Wisconsin
6236.	Ashwaubenon village, Wisconsin
6237.	Baraboo city, Wisconsin
6238.	Bayfield County, Wisconsin
6239.	Beaver Dam city, Wisconsin
6240.	Bellevue village, Wisconsin
6241.	Brown Deer village, Wisconsin
6242.	Buffalo County, Wisconsin
6243.	Burlington city, Wisconsin
6244.	Burnett County, Wisconsin
6245.	Caledonia village, Wisconsin
6246.	Cedarburg city, Wisconsin
6247.	Chippewa Falls city, Wisconsin
6248.	Crawford County, Wisconsin
6249.	Cudahy city, Wisconsin
6250.	De Pere city, Wisconsin
6251.	DeForest village, Wisconsin
6252.	Door County, Wisconsin
6253.	Elkhorn city, Wisconsin
6254.	Fort Atkinson city, Wisconsin
6255.	Fox Crossing village, Wisconsin
6256.	Germantown village, Wisconsin
6257.	Glendale city, Wisconsin
6258.	Grafton village, Wisconsin
6259.	Grand Chute town, Wisconsin
6260.	Green Lake County, Wisconsin

6261.	Greendale village, Wisconsin
6262.	Greenville town, Wisconsin
6263.	Harrison village, Wisconsin
6264.	Hartford city, Wisconsin
6265.	Hobart village, Wisconsin
6266.	Holmen village, Wisconsin
6267.	Howard village, Wisconsin
6268.	Hudson city, Wisconsin
6269.	Iowa County, Wisconsin
6270.	Jackson County, Wisconsin
6271.	Juneau County, Wisconsin
6272.	Kaukauna city, Wisconsin
6273.	Kewaunee County, Wisconsin
6274.	Lafayette County, Wisconsin
6275.	Langlade County, Wisconsin
6276.	Lincoln County, Wisconsin
6277.	Lisbon town, Wisconsin
6278.	Little Chute village, Wisconsin
6279.	Marinette city, Wisconsin
6280.	Marquette County, Wisconsin
6281.	Marshfield city, Wisconsin
6282.	Menasha city, Wisconsin
6283.	Menomonie city, Wisconsin
6284.	Mequon city, Wisconsin
6285.	Middleton city, Wisconsin
6286.	Monroe city, Wisconsin
6287.	Mount Pleasant village, Wisconsin
6288.	Muskego city, Wisconsin
6289.	Neenah city, Wisconsin
6290.	Oconomowoc city, Wisconsin
6291.	Onalaska city, Wisconsin
6292.	Oregon village, Wisconsin
6293.	Pewaukee city, Wisconsin
6294.	Platteville city, Wisconsin
6295.	Pleasant Prairie village, Wisconsin
6296.	Plover village, Wisconsin
6297.	Port Washington city, Wisconsin
6298.	Portage city, Wisconsin
6299.	Price County, Wisconsin
6300.	Richfield village, Wisconsin
6301.	Richland County, Wisconsin
6302.	River Falls city, Wisconsin
6303.	Rusk County, Wisconsin
6304.	Salem Lakes village, Wisconsin
6305.	Sawyer County, Wisconsin
6306.	Shorewood village, Wisconsin
6307.	South Milwaukee city, Wisconsin
6308.	Stevens Point city, Wisconsin
6309.	Stoughton city, Wisconsin

FINAL AGREEMENT 3.25.22

6310.	Suamico village, Wisconsin
6311.	Superior city, Wisconsin
6312.	Sussex village, Wisconsin
6313.	Taylor County, Wisconsin
6314.	Trempealeau County, Wisconsin
6315.	Two Rivers city, Wisconsin
6316.	Verona city, Wisconsin
6317.	Vilas County, Wisconsin
6318.	Washburn County, Wisconsin
6319.	Watertown city, Wisconsin
6320.	Waunakee village, Wisconsin
6321.	Waupun city, Wisconsin
6322.	Waushara County, Wisconsin
6323.	Weston village, Wisconsin
6324.	Whitefish Bay village, Wisconsin
6325.	Whitewater city, Wisconsin
6326.	Wisconsin Rapids city, Wisconsin
6327.	Albany County, Wyoming *
6328.	Campbell County, Wyoming *
6329.	Casper city, Wyoming *
6330.	Cheyenne city, Wyoming *
6331.	Fremont County, Wyoming *
6332.	Gillette city, Wyoming *
6333.	Laramie city, Wyoming *
6334.	Laramie County, Wyoming *
6335.	Natrona County, Wyoming *
6336.	Sheridan County, Wyoming *
6337.	Sweetwater County, Wyoming *
6338.	Big Horn County, Wyoming
6339.	Carbon County, Wyoming
6340.	Converse County, Wyoming
6341.	Evanston city, Wyoming
6342.	Goshen County, Wyoming
6343.	Green River city, Wyoming
6344.	Jackson town, Wyoming
6345.	Lincoln County, Wyoming
6346.	Park County, Wyoming
6347.	Riverton city, Wyoming
6348.	Rock Springs city, Wyoming
6349.	Sheridan city, Wyoming
6350.	Teton County, Wyoming
6351.	Uinta County, Wyoming

FINAL AGREEMENT 3.25.22

EXHIBIT J

Settling Distributors' Subsidiaries, Joint Ventures, and Predecessor Entities

ABC

1.	A.T. Pharma Consultancy FZC
2.	AB Eurco Ltd
3.	AB Financing, LLC
4.	AB Finco Ltd
5.	AB Nokco Ltd
6.	AB Singapore Investments Pte. Ltd.
7.	AB Specialty Solutions, LLC
8.	ABBP International Company
9.	ABSG Canada Holdings, Inc.
10.	Access M.D. Inc.
11.	AERO LINK Courier GmbH
12.	Agri-Laboratories, LTD
13.	Agstrata, LLC
14.	AH Schweiz GmbH
15.	AH UK Holdco 1 Limited
16.	Alcura France
17.	Alcura Health España, S.A.
18.	Alcura UK Limited
19.	Alliance Boots BV
20.	Alliance Boots Schweiz Investments GmbH
21.	Alliance Health Services, Inc.
22.	Alliance Healthcare (Distribution) Limited
23.	Alliance Healthcare Acores (f/k/a Proconfar, S.A.)
24.	Alliance Healthcare Ecza Deposu Anonim Şirketi
25.	Alliance Healthcare España Holdings, S.L.
26.	Alliance Healthcare España S.A.
27.	Alliance Healthcare France SA
28.	Alliance Healthcare Group France SA
29.	Alliance Healthcare Management Services (Nederland) B.V.
30.	Alliance Healthcare Management Services Limited
31.	Alliance Healthcare Nederland B.V.
32.	Alliance Healthcare Norge AS
33.	Alliance Healthcare Participações SGPS, unipessoal, Lda.
34.	Alliance Healthcare Répartition
35.	Alliance Healthcare Romania SRL
36.	Alliance Healthcare S.A.
37.	Alliance Healthcare s.r.o.
38.	Alliance Healthcare s.r.o. Slovakia Branch

39.	Alliance Healthcare Services France (f/k/a Alliance Healthcare Formation SAS)
40.	Alliance Healthcare Technology Services Limited
41.	Alliance Healthcare Turkey Holding A.S.
42.	Alliance Healthcare Yatirim Holding Anonim Şirketi
43.	Alliance Home Health Care, Inc.
44.	Alliance UniChem IP Limited
45.	Alloga (Nederland) B.V.
46.	Alloga France SAS
47.	Alloga Logifarma, S.A.
48.	Alloga Logistica (España) S.L.
49.	ALLOGA LOGISTICS ROMANIA SRL
50.	Alloga Portugal - Armazenagem e Distribuicao Farmaceutica, Lda
51.	Alloga UK Limited
52.	AllyDVM, Inc.
53.	Almus Farmaceutica, S.A.
54.	Almus France
55.	Almus Pharmacuticals Limited
56.	Almus, Lda.
57.	Alphega SA
58.	Ambulatory Pharmaceutical Services, Inc.
59.	American Medical Distributors, Inc.
60.	American Oncology Network, LLC
61.	Amerisource Health Services Corporation
62.	Amerisource Health Services, LLC
63.	Amerisource Health Services, LLC d/b/a American Health Packaging
64.	Amerisource Heritage Corporation
65.	AmeriSource Heritage LLC
66.	Amerisource Receivables Financial Corporation
67.	Amerisource Sales Corporation
68.	AmerisourceBergen Associate Assistance Fund
69.	AmerisourceBergen BC, ULC
70.	AmerisourceBergen Canada Corporation
71.	AmerisourceBergen Canada GP LLC
72.	AmerisourceBergen Canada GP, LLC
73.	AmerisourceBergen Canada Holdings LP
74.	AmerisourceBergen Consulting Services, Inc.

FINAL AGREEMENT 3.25.22

75.	AmerisourceBergen Consulting Services, LLC
76.	AmerisourceBergen Corporation
77.	AmerisourceBergen Drug Corporation
78.	AmerisourceBergen Foundation
79.	AmerisourceBergen Global Holdings GmbH
80.	AmerisourceBergen Global Investments S.a.r.l.
81.	AmerisourceBergen Global Manufacturer Services GmbH
82.	AmerisourceBergen Group GmbH
83.	AmerisourceBergen Holding Corporation
84.	AmerisourceBergen Integrated Services Offering, LLC
85.	AmerisourceBergen International Holdings Inc.
86.	AmerisourceBergen International Investments, LLC
87.	AmerisourceBergen Luxembourg s.a.r.l.
88.	AmerisourceBergen Services Corporation
89.	AmerisourceBergen Sourcing, LLC
90.	AmerisourceBergen Specialty Group Canada Corporation
91.	AmerisourceBergen Specialty Group Canada Holdings, Inc.
92.	AmerisourceBergen Specialty Group, Inc.
93.	AmerisourceBergen Specialty Group, LLC
94.	AmerisourceBergen Swiss Holdings GmbH
95.	AmerisourceBergen Switzerland GmbH
96.	AmerisourceBergen UK Holdings Ltd
97.	Anderson Packaging, Inc.
98.	AndersonBrecon Inc.
99.	Animal Prescriptions Limited
100.	Animalytix LLC
101.	Apluspharma Ltd
102.	Apotheek Hagi B.V.
103.	Apotheek Lichtenvoorde B.V.
104.	APS Acquisitions Corporation
105.	APS Enterprises Holding Company, Inc.
106.	Armila UAB
107.	ASD Hemophilia Management, LLC
108.	ASD Hemophilia Program, L.P.
109.	ASD Specialty Healthcare, Inc.
110.	ASD Specialty Healthcare, LLC
111.	ASD Specialty Healthcare, LLC d/b/a ASD Healthcare
112.	ASD Specialty Healthcare, LLC d/b/a Besse Medical
113.	ASD Specialty Healthcare, LLC d/b/a Oncology Supply
114.	Automed Technologies (Canada) Inc.

115.	Automed Technologies (Canada) ULC
116.	Automed Technologies, Inc.
117.	BBC Laboratories
118.	BBC Operating Sub, Inc.
119.	BBC Packing Corporation
120.	BBC Special Packaging, Inc.
121.	BBC Transportation Co.
122.	Beachcourse Limited
123.	Bellco Drug Corp.
124.	Bellco Health Corp.
125.	Bergen Brunswig Corporation
126.	Bergen Brunswig Drug Company
127.	Bergen Brunswig Realty Services, Inc.
128.	Bermuda Equity Holdings, Ltd.
129.	Beverly Acquisition Corporation
130.	Blue Hill II, Inc.
131.	Blue Hill, Inc.
132.	BluePoint Intellectual Property, LLC
133.	Boots Nederland B.V.
134.	Boots Norge AS
135.	BP Pharmaceuticals Laboratories Unlimited Company
136.	BPL Brasil Participacoes Ltda.
137.	BPL Brazil Holding Company s.a.r.l.
138.	BPL Brazil, LLC
139.	BPL Group, LLC
140.	BPL Pharmaceuticals Holding Unlimited Company
141.	BPLH Ireland Company Dublin, Zug Branch
142.	BPLH Ireland Unlimited Company
143.	Brecon Holdings Limited
144.	Brecon Pharmaceuticals Holdings Limited
145.	Brecon Pharmaceuticals Limited
146.	Bridge Medical, Inc.
147.	Brownstone Pharmacy, Inc.
148.	Bruin Acquisition Corp.
149.	Burt's Pharmacy, LLC
150.	Cameron Stewart Lifescience Canada Inc.
151.	Cannes RJ Participacoes S.A.
152.	Capstone Med, Inc.
153.	Capstone Pharmacy of Delaware, Inc.
154.	CDRF Parent LLC
155.	CDRF Parent, Inc.
156.	Centaur Services Limited
157.	Centro Farmaceutico Asturiano, SA
158.	Century Advertising Inc.
159.	Chapin Drug Company
160.	Choice Medical, Inc.
161.	Clinical Outcomes Resource Application Corporation
162.	Clinical Outcomes Resource Application, Inc.

FINAL AGREEMENT 3.25.22

163.	CliniCare Concepts, Inc.
164.	ClinPharm, L.L.C.
165.	Committed Provider Services, LLC
166.	Compuscript, Inc.
167.	Computran Systems, Inc.
168.	Corrections Pharmacies Licensing Company, L.L.C.
169.	Corrections Pharmacies of California, LP
170.	Corrections Pharmacies of Hawaii, LP
171.	Corrections Pharmacies, L.L.C.
172.	Cubex, LLC
173.	Datapharm Sarl
174.	DD Wholesale, Inc.
175.	Dialysis Purchasing Alliance, Inc.
176.	Directlog
177.	Documedics Acquisition Co., Inc.
178.	Drug Service, Inc.
179.	Dunnington Drug, Inc.
180.	Dunnington RX Services of Massachusetts, Inc.
181.	Dunnington RX Services of Rhode Island, Inc.
182.	Durr-Fillauer Medical, Inc.
183.	Durvet, Inc.
184.	Dymaxium Healthcare Innovations, Ltd.
185.	Dymaxium Holdings, Ltd.
186.	Dymaxium, Ltd.
187.	Entel d.o.o.
188.	Escalante Solutions, L.P.
189.	Esko Itriyat Sanayi ve Ticaret Anonim Şirketi
190.	Euro Registratie Collectief B.V.
191.	European Physician Networks GmbH
192.	Express Pharmacy Services, Inc.
193.	Falcon Acquisition Sub, LLC
194.	Family Center Pharmacy, Inc.
195.	Feeders Advantage, LCC
196.	General Drug Company
197.	Goot Nursing Home Pharmacy, Inc.
198.	Goot Westbridge Pharmacy, Inc.
199.	Goot's Goodies, Inc.
200.	Goot's Pharmacy & Orthopedic Supply, Inc.
201.	Green Barn, Inc
202.	H. D. Smith Holding Company
203.	H. D. Smith Holdings, LLC
204.	H. D. Smith Wholesale Drug Co.
205.	H. D. Smith, LLC
206.	HAI Acquisition, Inc.
207.	HDS Solutions, LLC
208.	Health Services Capital Corporation
209.	Healthcare Prescription Services, Inc.
210.	HealthForward Inc.

211.	HealthQuest Partner II, L.P.
212.	HealthTronics Data Solutions LLC
213.	HealthTronics Data Solutions, LLC
214.	HealthTronics Information Technology Solutions, Inc.
215.	Hedef International Holdings BV
216.	Home Medical Equipment Health Company
217.	Hydra Pharm SPA
218.	I.g.G. of America, Inc.
219.	IHS Acquisition XXX, Inc.
220.	Imedex, Inc.
221.	Imedex, LLC
222.	Independent Pharmacy Buying Group, Inc.
223.	Innomar Pharmacy (BC) Inc.
224.	Innomar Pharmacy (SK) Inc.
225.	Innomar Pharmacy Inc.
226.	Innomar Specialty Pharmacy, Inc.
227.	Innomar Strategies Inc.
228.	Innovation Cancer, Inc.
229.	Insta-Care Holdings, Inc.
230.	Insta-Care Pharmacy Services Corporation
231.	Intake Initiatives Incorporated
232.	IntegraConnect NewCo, LLC
233.	Integrated Commercialization Solutions, Inc.
234.	Integrated Commercialization Solutions, LLC
235.	Integrated Health Systems Outcomes Coalition, LLC
236.	Inteplex, Inc.
237.	Interfill, LLC
238.	International Oncology Network Solutions, Inc.
239.	International Physician Networks, L.L.C.
240.	International Rheumatology Network, L.L.C.
241.	IntrinsiQ Holdings, Inc.
242.	IntrinsiQ Specialty Solutions, Inc.
243.	IntrinsiQ Tendler, Inc.
244.	IntrinsiQ, LLC
245.	J.M. Blanco, Inc.
246.	James Brudnick Company, Inc.
247.	K/S Instrument Corp.
248.	KRP Investments, Inc.
249.	Labpak Limited
250.	LAD Drug Corporation
251.	Leading Educational Research Network, LLC
252.	Lexicon Pharmacy Services, L.L.C.
253.	Liberty Acquisition Corp.
254.	Libra C.V.
255.	Los Angeles Drug Corporation
256.	M.D.P. Properties, Inc.
257.	Managed Care Network, Inc.
258.	Marshall Reinardy LLC

FINAL AGREEMENT 3.25.22

259.	Medical Health Industries, Inc.
260.	Medical Initiatives, Inc.
261.	Medidyne Corp.
262.	Medselect Inc.
263.	Memorial Pet Care, Inc.
264.	Micro Technologies Canada Inc.
265.	MWI Buying Group Limited (formerly St. Francis Limited)
266.	MWI Supply (UK Acquisition) Limited
267.	MWI Supply (UK Holdings) Limited
268.	MWI Supply (UK) Limited
269.	MWI Veterinary Supply Co.
270.	MWI Veterinary Supply, Inc.
271.	Nareks Ecza Deposu Ticaret Anonim Şirketi
272.	Network for Medical Communication & Research Analytics, LLC
273.	New Jersey Medical Corporation
274.	Nexiapharma, SL
275.	NMCR Holdings, Inc.
276.	NMCR-Europe, LLC
277.	Northeast Veterinary Supply Company, LLC
278.	Oktal Pharma d.o.o
279.	Oktal Pharma d.o.o
280.	Oktal Pharma d.o.o [Zagreb]
281.	Oktal Pharma d.o.o.
282.	Oktal Pharma Hungary K.f.t.
283.	Omni Med B, Inc.
284.	OPH Oktal Pharma d.o.o
285.	OTC Direct Limited
286.	Paris Acquisition Corp.
287.	Pharm Plus Acquisition, Inc.
288.	Pharma One Corporation Limited
289.	Pharmacy Corporation of America
290.	Pharmacy Corporation of America - Massachusetts, Inc.
291.	Pharmacy Healthcare Solutions, Ltd.
292.	Pharmacy Review Services, Inc.
293.	Pharmdata s.r.o.
294.	PharMEDium Healthcare Corporation
295.	PharMEDium Healthcare Holdings LLC
296.	PharMEDium Healthcare Holdings, Inc.
297.	PharMEDium Healthcare LLC
298.	PharMEDium Pharmacy Services, LLC
299.	PharMEDium R.E., LLC
300.	PharMEDium Services, LLC
301.	PharMerica Drug Systems, Inc.
302.	PharMerica Technology Solutions, LLC
303.	Pharmerica, Inc.
304.	Pitango HealthTech Fund I, L.P.
305.	Planet Software Limited
306.	PMSI MSA Services, Inc.

307.	PMSI, Inc.
308.	PPSC USA, LLC
309.	Premier Pharmacy, Inc.
310.	Premier Source Diagnostics Inc.
311.	Premier Source, LLC
312.	Prescribe Wellness, LLC
313.	Profarma Distribuidora de Produtos Farmaceuticos S.A.
314.	Ramuneles Vaistine UAB
315.	Reimbursement Education Network, LLC
316.	Rightpak, Inc.
317.	Rombro's Drug Center, Inc.
318.	Roscoe Acquisition Corporation
319.	S.R.P. (Services de la Répartition Pharmaceutique)
320.	SecureDVM, LLC
321.	Securos Europe GmbH
322.	Silver Streak I, LLC
323.	Skills in Healthcare France
324.	Skills in Healthcare Pazarlama ve Tanitim Hizmetleri Anonim Şirketi
325.	Skills in Healthcare Romania S.r.l.
326.	Smart ID Works, LLC
327.	Smith Medical Partners, LLC
328.	Snipetjernveien 10 Norge AS
329.	Solana Beach, Inc.
330.	Southwest Pharmacies, Inc.
331.	Southwestern Drug Corporation
332.	SparkSense Analytics, Inc.
333.	Specialty Advancement Network, LLC
334.	Specialty Pharmacy of California, Inc.
335.	Specialty Pharmacy, Inc.
336.	Spielberg Acquisition Corp.
337.	Spits B.V.
338.	Stadt Solutions, LLC
339.	Stephar B.V.
340.	Strategic Pharmaceutical Solutions, Inc.
341.	Swine Solutions Network, LLC
342.	Taylor & Manno Asset Recovery, Inc.
343.	Telepharmacy Solutions, Inc.
344.	Terra-Lab d.o.o
345.	The Allen Company
346.	The Lash Group, Inc.
347.	The Lash Group, LLC
348.	TheraCom, L.L.C.
349.	ThermoSecure Medical Equipment GmbH
350.	TMESYS, Inc.
351.	TrakCel Holding Company, Inc.
352.	Trellis Healthcare Consulting, L.L.C.
353.	Trellis Healthcare Consulting, LLC
354.	True Blue Indemnity Company

FINAL AGREEMENT 3.25.22

355.	United Company of Pharmacists SAE
356.	Universal Packaging Systems, Inc.
357.	US Bioservices Corporation
358.	Valley Wholesale Drug Co., LLC
359.	Value Apothecaries, Inc.
360.	Vedco, Inc.
361.	Vetbridge Animal Health, LLC
362.	Vetbridge Product Development (NM-OMP) LLC
363.	VetSpace Limited
364.	VetSpace, Inc.
365.	Vetswest Limited
366.	W.C. International Limited
367.	WBA Acquisitions Luxco 9 S.à.r.l.
368.	Wight Nederland Holdco 2 B.V.
369.	Wight Nederland Holdco 4 BV
370.	WML, LLC
371.	Woodglen Properties Limited
372.	Woodglen Properties Limited Portugal Branch
373.	World Courier (Aust) Pty. Ltd.
374.	World Courier (Austria) GmbH
375.	World Courier (Austria) GmbH - Serbia Branch
376.	World Courier (Deutschland) GmbH
377.	World Courier (Finland) Oy
378.	World Courier (India) Private Limited
379.	World Courier (Ireland) Limited
380.	World Courier (Lithuania), UAB
381.	World Courier (Malaysia) Sdn. Bhd.
382.	World Courier (Norway) AS
383.	World Courier (NZ) Limited
384.	World Courier (Poland) Sp. Z.o.o.
385.	World Courier (Shanghai) Co., Ltd Guangzhou Branch
386.	World Courier (Shanghai) Co., Ltd.
387.	World Courier (Shanghai) Co., Ltd., Beijing Branch
388.	World Courier (Sweden) AB
389.	World Courier (Switzerland) SA
390.	World Courier (U.K.) Limited
391.	World Courier Asia (Thailand) Co., Ltd.
392.	World Courier Belgium s.a.
393.	World Courier Bulgaria
394.	World Courier Czech Republic s.r.o.
395.	World Courier de Chile Limitada
396.	World Courier de Colombia S.A.
397.	World Courier de Espana, S.A.
398.	World Courier de Mexico S.A. de C.V.
399.	World Courier de Portugal, Lda.
400.	World Courier de Uruguay S.A.

401.	World Courier del Ecuador S.A.
402.	World Courier del Peru S.A.
403.	World Courier Denmark A/S
404.	World Courier do Brasil Transportes Internacionais Ltda.
405.	World Courier France S.A.R.L.
406.	World Courier Ground (Europe) Limited
407.	World Courier Ground, Inc.
408.	World Courier Group Logistics, Inc.
409.	World Courier Group S.a.r.l.
410.	World Courier Group, Inc.
411.	World Courier Group, Inc. Taiwan Branch
412.	World Courier Hellas Limited Liability Company
413.	World Courier Holland BV
414.	World Courier Hong Kong Limited
415.	World Courier Hungary Freight Forwarder and Service Provider Limited Liability Company
416.	World Courier Israel Ltd.
417.	World Courier Italia srl
418.	World Courier K.K. Japan
419.	World Courier Korea Co., Ltd.
420.	World Courier Limited (Russia)
421.	World Courier Logistics (Europe) Limited
422.	World Courier Logistics (UK) Limited
423.	World Courier Logistics, Inc.
424.	World Courier Logistics, Inc. (DE)
425.	World Courier Logistics, Inc. (NY)
426.	World Courier Management Limited
427.	World Courier Management, Inc.
428.	World Courier of Canada Ltd
429.	World Courier Operations Kenya Limited
430.	World Courier Philippines - Representative Office
431.	World Courier Romania S.R.L.
432.	World Courier S.A.
433.	World Courier Singapore Pte Ltd
434.	World Courier Slovak Republic s.r.o.
435.	World Courier South Africa (Proprietary) Limited
436.	World Courier Tasimacilik ve Lojistik Hizmetleri Ticaret Limited Sirketi
437.	World Courier Ukraine LLC
438.	World Courier Venezuela, S.A.
439.	World Courier Zagreb d.o.o.
440.	World Courier, Inc.
441.	World Courier, kurirske storitve,d.o.o.
442.	World Customs Brokerage, Inc.
443.	Xcenda (UK) Limited
444.	Xcenda GmbH

FINAL AGREEMENT 3.25.22

445.	Xcenda Switzerland GmbH
446.	Xcenda, L.L.C.

447.	ZU Vase Zdravije

FINAL AGREEMENT 3.25.22

Cardinal

1.	A+ Secure Packaging, LLC
2.	Abilene Nuclear, LLC
3.	Access Closure, Inc.
4.	Acuity GPO, LLC
5.	Aero-Med, Ltd.
6.	Allegiance (BVI) Holding Co. Ltd.
7.	Allegiance Corporation
8.	Allegiance Healthcare (Labuan) Pte. Ltd.
9.	Allegiance I, LLC
10.	Allegiance Labuan Holdings Pte. Ltd.
11.	API (Suppliers) Limited
12.	AssuraMed Acquisition Corp.
13.	AssuraMed Group, Inc.
14.	AssuraMed Holding, Inc.
15.	AssuraMed Intermediate Holding, Inc.
16.	AssuraMed, Inc.
17.	C. International, Inc.
18.	Cardinal Distribution Holding Corporation - I
19.	Cardinal Distribution Holding Corporation - II
20.	Cardinal Health 100, Inc.
21.	Cardinal Health 104 LP
22.	Cardinal Health 105, Inc.
23.	Cardinal Health 107, LLC
24.	Cardinal Health 108, LLC
25.	Cardinal Health 110, LLC
26.	Cardinal Health 112, LLC
27.	Cardinal Health 113, LLC
28.	Cardinal Health 114, Inc.
29.	Cardinal Health 115, LLC
30.	Cardinal Health 116, LLC
31.	Cardinal Health 118, LLC
32.	Cardinal Health 119, LLC
33.	Cardinal Health 121, LLC
34.	Cardinal Health 122, LLC
35.	Cardinal Health 123, LLC
36.	Cardinal Health 124, LLC
37.	Cardinal Health 125, LLC
38.	Cardinal Health 126, LLC
39.	Cardinal Health 127, Inc.
40.	Cardinal Health 128, LLC
41.	Cardinal Health 130, LLC
42.	Cardinal Health 131, LLC
43.	Cardinal Health 132, LLC
44.	Cardinal Health 133, Inc.
45.	Cardinal Health 2, LLC
46.	Cardinal Health 200, LLC
47.	Cardinal Health 201 Canada L.P.
48.	Cardinal Health 201, Inc.
49.	Cardinal Health 215, LLC

50.	Cardinal Health 222 (Thailand) Ltd.
51.	Cardinal Health 242, LLC
52.	Cardinal Health 246, Inc.
53.	Cardinal Health 247, Inc.
54.	Cardinal Health 249, LLC
55.	Cardinal Health 250 Dutch C.V.
56.	Cardinal Health 251, LLC
57.	Cardinal Health 252, LLC
58.	Cardinal Health 253, LP
59.	Cardinal Health 3, LLC
60.	Cardinal Health 414, LLC
61.	Cardinal Health 418, Inc.
62.	Cardinal Health 5, LLC
63.	Cardinal Health 500, LLC
64.	Cardinal Health 524, LLC
65.	Cardinal Health 529, LLC
66.	Cardinal Health 6, Inc.
67.	Cardinal Health 7, LLC
68.	Cardinal Health 8, LLC
69.	Cardinal Health Australia 503 Pty Ltd.
70.	Cardinal Health Austria 504 GmbH
71.	Cardinal Health Belgium 505 BVBA
72.	Cardinal Health Canada Holdings Cooperatie U.A.
73.	Cardinal Health Canada Inc.
74.	Cardinal Health Capital Corporation
75.	Cardinal Health Cardiology Solutions, LLC
76.	Cardinal Health Chile Limitada
77.	Cardinal Health Colombia S.A.S.
78.	Cardinal Health Commercial Technologies, LLC
79.	Cardinal Health Corporate Solutions, LLC
80.	Cardinal Health D.R. 203 II Ltd.
81.	Cardinal Health Denmark ApS
82.	Cardinal Health do Brasil Ltda.
83.	Cardinal Health Finance
84.	Cardinal Health Finland Oy
85.	Cardinal Health Foundation
86.	Cardinal Health France 506 SAS
87.	Cardinal Health Funding, LLC
88.	Cardinal Health Germany 507 GmbH
89.	Cardinal Health Germany Manufacturing GmbH
90.	Cardinal Health Holding International, Inc.
91.	Cardinal Health International Philippines, Inc.
92.	Cardinal Health IPS, LLC
93.	Cardinal Health Ireland 419 Designated Activity Company
94.	Cardinal Health Ireland 508 Limited

FINAL AGREEMENT 3.25.22

95.	Cardinal Health Ireland Manufacturing Limited
96.	Cardinal Health Ireland Unlimited Company
97.	Cardinal Health Italy 509 S.r.l.
98.	Cardinal Health Japan G.K.
99.	Cardinal Health Korea Limited
100.	Cardinal Health Luxembourg 420 S.a.r.l.
101.	Cardinal Health Luxembourg 522 S.a.r.l.
102.	Cardinal Health Malaysia 211 Sdn. Bhd.
103.	Cardinal Health Malta 212 Limited
104.	Cardinal Health Managed Care Services, LLC
105.	Cardinal Health Medical Products India Private Limited
106.	Cardinal Health Mexico 244 S. de R.L. de C.V.
107.	Cardinal Health Mexico 514 S. de R.L. de C.V.
108.	Cardinal Health Middle East FZ-LLC
109.	Cardinal Health MPB, Inc.
110.	Cardinal Health Napoleon Holding, LLC
111.	Cardinal Health Netherlands 502 B.V.
112.	Cardinal Health Netherlands 525 Cooperatie U.A.
113.	Cardinal Health Netherlands 528 B.V.
114.	Cardinal Health Norway AS
115.	Cardinal Health P.R. 120, Inc.
116.	Cardinal Health P.R. 218, Inc.
117.	Cardinal Health P.R. 220, LLC
118.	Cardinal Health P.R. 436, Inc.
119.	Cardinal Health Panama, S. de R.L.
120.	Cardinal Health Pharmaceutical Contracting, LLC
121.	Cardinal Health Pharmacy Services, LLC
122.	Cardinal Health Poland Spolka z ograniczona odpowiedzialnoscia
123.	Cardinal Health Portugal 513, Unipessoal Lda.
124.	Cardinal Health Russia
125.	Cardinal Health Singapore 225 Pte. Ltd.
126.	Cardinal Health Spain 511 S.L.
127.	Cardinal Health Sweden 512 A.B.
128.	Cardinal Health Switzerland 515, GmbH
129.	Cardinal Health Systems, Inc.
130.	Cardinal Health Technologies Switzerland GmbH
131.	Cardinal Health Technologies, LLC
132.	Cardinal Health U.K. 418 Limited
133.	Cardinal Health U.K. 432 Limited
134.	Cardinal Health U.K. Holding Limited
135.	Cardinal Health U.K. International Holding LLP

136.	Cardinal Health, Inc.
137.	Cardinal MED Equipment Consulting (Shanghai) Co., Ltd.
138.	Cirpro de Delicias S.A. de C.V.
139.	Clinic Pharmacies III, LLC
140.	Clinic Pharmacies, LLC
141.	Community Pharmacy Enterprises, LLC
142.	Convertors de Mexico S.A. de C.V.
143.	Cordis (Shanghai) MED Devices Co., Ltd.
144.	Cordis Cashel Unlimited Company
145.	Cordis Corporation
146.	Cornerstone Rheumatology LP
147.	Covidien Manufacturing Solutions, S.A.
148.	Dutch American Manufacturers II (D.A.M. II) B.V.
149.	Ellipticare, LLC
150.	EPIC Insurance Company
151.	Especialidades Medicas Kenmex S.A. de C.V.
152.	Experience East, LLC
153.	Flexible Stenting Solutions, Inc.
154.	Frog Horned Capital, Inc.
155.	Generic Drug Holdings, Inc.
156.	GetOutcomes, LLC
157.	Griffin Capital, LLC
158.	HDG Acquisition, Inc.
159.	imgRx Healdsburg, Inc.
160.	imgRx Salud, Inc.
161.	imgRx SJ Valley, Inc.
162.	imgRx SLO, Inc.
163.	imgRx Sonoma, Inc.
164.	InnerDyne Holdings, Inc.
165.	Innovative Therapies, Inc.
166.	Instant Diagnostic Systems, Inc.
167.	InteCardia-Tennessee East Catheterization, LLC
168.	ITI Sales, LLC
169.	Kendall-Gammatron Limited
170.	Killilea Development Company, Ltd.
171.	Kinray I, LLC
172.	KPR Australia Pty. Ltd.
173.	KPR Switzerland Sales GmbH
174.	KPR U.S., LLC
175.	Leader Drugstores, Inc.
176.	Ludlow Technical Products Canada, Ltd.
177.	Marin Apothecaries
178.	Medicap Pharmacies Incorporated
179.	Medicine Shoppe Capital Corporation
180.	Medicine Shoppe International, Inc.
181.	Medicine Shoppe Internet, Inc.
182.	Mediquip Sdn. Bhd.
183.	Mirixa Corporation

FINAL AGREEMENT 3.25.22

184.	MosaicGPO, LLC
185.	mscripts Holdings, LLC
186.	mscripts Systems India Private Limited
187.	mscripts, LLC
188.	Nippon Covidien Ltd.
189.	One Cloverleaf, LLC
190.	Outcomes Incorporated
191.	Owen Shared Services, Inc.
192.	Pharmacy Operations Of New York, Inc.
193.	Pharmacy Operations, Inc.
194.	Physicians Purchasing, Inc.
195.	Pinnacle Intellectual Property Services, Inc.
196.	Pinnacle Intellectual Property Services- International, Inc.
197.	Quiroproductos de Cuauhtemoc S. de R.L. de C.V.
198.	RainTree Administrative Services, LLC
199.	RainTree Care Management, LLC
200.	RainTree GPO, LLC
201.	Ransdell Surgical, Inc.
202.	Red Oak Sourcing, LLC
203.	Renal Purchasing Group, LLC
204.	RGH Enterprises, Inc.
205.	RT Oncology Services Corporation
206.	Rxealtime, Inc.
207.	Sierra Radiopharmacy, L.L.C.
208.	Sonexus Health Access & Patient Support, LLC
209.	Sonexus Health Distribution Services, LLC
210.	Sonexus Health Financial Solutions, LLC
211.	Sonexus Health Pharmacy Services, LLC
212.	Sonexus Health, LLC
213.	TelePharm, LLC
214.	The Harvard Drug Group, L.L.C.
215.	Tianjin ITI Trading Company
216.	Tradex International, Inc.
217.	Traverse GPO, LLC
218.	Wavemark Lebanon Offshore s.a.l.
219.	Wavemark, Inc.
220.	Red Oak Sourcing, LLC
221.	API (Suppliers) Limited
222.	Sierra Radiopharmacy, L.L.C.
223.	Abilene Nuclear, LLC
224.	InteCardia-Tennessee East Catheterization, LLC
225.	Kendall-Gammatron Limited
226.	Almus Pharmaceuticals USA LLC
227.	Cardinal Health (H.K.) Co. Limited
228.	Cardinal Health (Shanghai) Pharmaceutical Co., Ltd.

229.	Cardinal Health (Sichuan) Pharmaceutical Co., Ltd.
230.	Cardinal Health (Wuxi) Pharmaceutical Co., Ltd.
231.	Cardinal Health Hedan (Shenzhen) Pharmaceutical Co., Ltd.
232.	Dalian Zhongda Pharmaceutical Company Limited
233.	NaviHealth Holdings, LLC
234.	Parch, L.L.C.
235.	6464661 Canada Inc.
236.	Academy Of Managed Care Medicine, L.L.C.
237.	Alaris Medical 1 (Suisse) Sarl
238.	Alaris Medical New Zealand Limited
239.	Allegiance Healthcare International GmbH
240.	Allegiance Pro Inc.
241.	Allied Healthcare Services, Inc.
242.	Almus Pharmaceuticals Singapore Pte. Ltd.
243.	Almus Pharmaceuticals USA LLC
244.	American Threshold Industries, Inc.
245.	Anoka, LLC
246.	ARCH Collection Corporation
247.	ARCH, S.A.
248.	Armand Scott, LLC
249.	Aurum Pharmaceuticals Limited
250.	Behrens Inc.
251.	Beijing Baiji Advanced Specialty Company Limited
252.	Bellwether Oncology Alliance, Inc.
253.	Bentley Merger Sub, LLC
254.	Bindley Western Funding Corporation
255.	Bindley Western Industries II Of Maine, Inc.
256.	Biosigna GmbH Institut für Biosignalverarbeitung und Systemanalyse
257.	Bird Products (Japan) Ltd.
258.	Bird Products Corporation
259.	Brighton Capital, Inc.
260.	Buffalo Merger Corp.
261.	BW Transportation Services, Inc.
262.	Cardal II, LLC
263.	Cardal, Inc.
264.	Cardinal Florida, Inc.
265.	Cardinal Health (Beijing) China Pharmaceutical Co., Ltd.
266.	Cardinal Health (Beijing) Medical Trading Co., Ltd.
267.	Cardinal Health (Beijing) Pharmacy Co., Ltd.
268.	Cardinal Health (Chengdu) Pharmacy Co., Ltd.
269.	Cardinal Health (China) Investment Co., Ltd.

FINAL AGREEMENT 3.25.22

270.	Cardinal Health (Chongqing) Pharmaceutical Co., Ltd.
271.	Cardinal Health (Chongqing) Pharmacy Co., Ltd.
272.	Cardinal Health (H.K.) Co. Limited
273.	Cardinal Health (Hubei) Pharmaceutical Co., Ltd.
274.	Cardinal Health (L) Co., Ltd.
275.	Cardinal Health (Liaoning) Pharmaceutical Co., Ltd.
276.	Cardinal Health (P02296)
277.	Cardinal Health (P04080)
278.	Cardinal Health (Shanghai) Commercial and Trading Company Limited
279.	Cardinal Health (Shanghai) Cosmetics Trading Co., Ltd.
280.	Cardinal Health (Shanghai) Logistics Co., Ltd.
281.	Cardinal Health (Shanghai) Pharmaceutical Co., Ltd.
282.	Cardinal Health (Shanghai) Pharmacy Co., Ltd.
283.	Cardinal Health (Shanxi) Pharmaceutical Co., Ltd.
284.	Cardinal Health (Shenyang) Pharmacy Co., Ltd.
285.	Cardinal Health (Sichuan) Pharmaceutical Co., Ltd.
286.	Cardinal Health (Tianjin) Pharmaceutical Co., Ltd.
287.	Cardinal Health (Wuxi) Pharmaceutical Co., Ltd.
288.	Cardinal Health (WuXi) Pharmacy Co., Ltd.
289.	Cardinal Health (Zhejiang) Pharmaceutical Co., Ltd.
290.	Cardinal Health 101, Inc.
291.	Cardinal Health 102, Inc.
292.	Cardinal Health 103, Inc.
293.	Cardinal Health 106, Inc.
294.	Cardinal Health 109, Inc.
295.	Cardinal Health 111, LLC
296.	Cardinal Health 113, LLC
297.	Cardinal Health 117, LLC
298.	Cardinal Health 129, Inc.
299.	Cardinal Health 208, Inc.
300.	Cardinal Health 301, LLC
301.	Cardinal Health 400, Inc.
302.	Cardinal Health 401, Inc.
303.	Cardinal Health 402, Inc.
304.	Cardinal Health 403, Inc.
305.	Cardinal Health 404, Inc.

306.	Cardinal Health 405, Inc.
307.	Cardinal Health 406, Inc.
308.	Cardinal Health 406, LLC
309.	Cardinal Health 407, Inc.
310.	Cardinal Health 408, Inc.
311.	Cardinal Health 409, Inc.
312.	Cardinal Health 410, Inc.
313.	Cardinal Health 411, Inc.
314.	Cardinal Health 412, Inc.
315.	Cardinal Health 413, Inc.
316.	Cardinal Health 415, Inc.
317.	Cardinal Health 416, Inc.
318.	Cardinal Health 417, Inc.
319.	Cardinal Health 419, LLC
320.	Cardinal Health 420, LLC
321.	Cardinal Health 421 Limited Partnership
322.	Cardinal Health 421, Inc.
323.	Cardinal Health 422, Inc.
324.	Cardinal Health 501 Dutch C.V.
325.	Cardinal Health Austria 201 GmbH
326.	Cardinal Health Bermuda 224, Ltd.
327.	Cardinal Health Brasil 423 Servicos Farmaceuticos Nucleares Ltda
328.	Cardinal Health Canada 204, Inc.
329.	Cardinal Health Canada 301, Inc.
330.	Cardinal Health Canada 302, Inc.
331.	Cardinal Health Canada 307, ULC
332.	Cardinal Health Canada 403, Inc.
333.	Cardinal Health Canada 437, Inc.
334.	Cardinal Health Canada Inc.
335.	Cardinal Health Canada LP
336.	Cardinal Health Cayman Islands Holding Co. Ltd
337.	Cardinal Health Cayman Islands Ltd.
338.	Cardinal Health China Co., Ltd.
339.	Cardinal Health D.R. 203 Limited
340.	Cardinal Health Europe IT GmbH
341.	Cardinal Health France 205 SAS
342.	Cardinal Health France 309 SAS
343.	Cardinal Health Germany 206 GmbH
344.	Cardinal Health Germany 234 GmbH
345.	Cardinal Health Germany 318 GmbH
346.	Cardinal Health Hedan (Shenzhen) Pharmaceutical Co., Ltd.
347.	Cardinal Health Hong Kong Limited
348.	Cardinal Health I, Inc.
349.	Cardinal Health Imaging, LLC
350.	Cardinal Health India Private Limited
351.	Cardinal Health International Ventures, Ltd.
352.	Cardinal Health Ireland 406 Ltd.

FINAL AGREEMENT 3.25.22

353.	Cardinal Health Ireland 527 General Partnership
354.	Cardinal Health Italy 208 S.r.l.
355.	Cardinal Health Italy 312 S.p.A.
356.	Cardinal Health Lease Funding 2002A, LLC
357.	Cardinal Health Lease Funding 2002AQ, LLC
358.	Cardinal Health Lease Funding 2003A, LLC
359.	Cardinal Health Lease Funding 2003AQ, LLC
360.	Cardinal Health Lease Funding 2003B, LLC
361.	Cardinal Health Lease Funding 2003BQ, LLC
362.	Cardinal Health Lease Funding 2004A, LLC
363.	Cardinal Health Lease Funding 2004AQ, LLC
364.	Cardinal Health Luxembourg 523 S.a.r.l.
365.	Cardinal Health Mauritius Holding 226 Ltd.
366.	Cardinal Health Mexico 213, S.A. de C.V.
367.	Cardinal Health Netherlands 238 BV
368.	Cardinal Health Netherlands 526 B.V.
369.	Cardinal Health Netherlands Financing C.V.
370.	Cardinal Health Netherlands Holding B.V.
371.	Cardinal Health New Zealand 313 Limited
372.	Cardinal Health Norway 315 A/S
373.	Cardinal Health P.R. 227, Inc.
374.	Cardinal Health P.R. 409 B.V.
375.	Cardinal Health PTS, Inc.
376.	Cardinal Health PTS, LLC
377.	Cardinal Health S.A. 319 (Proprietary) Limited
378.	Cardinal Health Singapore 304
379.	Cardinal Health Singapore 423 Pte. Ltd.
380.	Cardinal Health Spain 219 S.L.U.
381.	Cardinal Health Spain 239 SA
382.	Cardinal Health Specialty Pharmacy, LLC
383.	Cardinal Health Sweden 220 AB
384.	Cardinal Health Sweden 314 AB
385.	Cardinal Health Switzerland 221 Sarl
386.	Cardinal Health Switzerland 317 Sarl
387.	Cardinal Health Trading (Shanghai) Co., Ltd.
388.	Cardinal Health U.K. 100 Limited
389.	Cardinal Health U.K. 101 Limited
390.	Cardinal Health U.K. 102 Limited
391.	Cardinal Health U.K. 103 Limited
392.	Cardinal Health U.K. 104 Limited
393.	Cardinal Health U.K. 105 Limited
394.	Cardinal Health U.K. 106 Limited
395.	Cardinal Health U.K. 223 Limited
396.	Cardinal Health U.K. 232 Limited
397.	Cardinal Health U.K. 235 Limited
398.	Cardinal Health U.K. 236 Limited
399.	Cardinal Health U.K. 240 Limited
400.	Cardinal Health U.K. 305 Limited
401.	Cardinal Health U.K. 306 Limited

402.	Cardinal Health U.K. 433 Limited
403.	Cardinal Health U.K. 434 Limited
404.	Cardinal Syracuse, Inc.
405.	Cardinal.Com Holdings, Inc.
406.	Care Fusion Development Private Limited
407.	Care Fusion Incorporated
408.	CareFusion 202, Inc.
409.	CareFusion 203, Inc.
410.	CareFusion 205, Inc.
411.	CareFusion 206, Inc.
412.	CareFusion 207, Inc.
413.	CareFusion 209, Inc.
414.	CareFusion 210, Inc.
415.	CareFusion 211, Inc.
416.	CareFusion 212, LLC
417.	CareFusion 213, LLC
418.	CareFusion 214, LLC
419.	CareFusion 2200, Inc.
420.	CareFusion 2201, Inc.
421.	CareFusion 302, LLC
422.	CareFusion 303, Inc.
423.	CareFusion 304, LLC
424.	CareFusion Australia 200 Pty Ltd.
425.	CareFusion Australia 316 Pty Limited
426.	CareFusion Australia 500 Pty Ltd
427.	CareFusion Belgium 202 BVBA
428.	CareFusion Brasil 231 Servico e Comercia de Productos Medicos Ltda
429.	CareFusion Corporation
430.	CareFusion EIT, LLC
431.	CareFusion Iberia 308 S.L.U.
432.	CareFusion Italy 237 Srl
433.	CareFusion Italy 311 Srl
434.	CareFusion Japan 228 K.K.
435.	CareFusion Japan 233, Inc.
436.	CareFusion Luxembourg 501 Sarl
437.	CareFusion Manufacturing Ireland 241 Limited
438.	CareFusion Manufacturing, LLC
439.	CareFusion Netherlands 214 B.V.
440.	CareFusion Netherlands 238 BV
441.	CareFusion Netherlands 310 B.V.
442.	CareFusion Netherlands 503 B.V.
443.	CareFusion New Zealand 217 Limited
444.	CareFusion New Zealand 313 Limited
445.	CareFusion Resources, LLC
446.	CareFusion Singapore 243 Pte. Ltd.
447.	CareFusion Solutions, LLC
448.	CareFusion U.K. 284 Limited
449.	CareFusion U.K. 286 Limited
450.	CareFusion U.K. 287 Limited

FINAL AGREEMENT 3.25.22

451.	CareFusion U.K. 288 Limited
452.	Cascade Development, Inc.
453.	CCB, Inc.
454.	CDI Investments, Inc.
455.	Centralia Pharmacy, Inc.
456.	Centricity, LLC
457.	Chapman Drug Company
458.	Chengdu Baiji Advanced Specialty Pharmacy Company Limited
459.	Cheshire Merger Sub, Inc.
460.	CMI Net, Inc.
461.	College Park Plaza Associates, Inc.
462.	Comprehensive Medical Imaging-Anaheim Hills, Inc.
463.	Comprehensive Medical Imaging-Apple Valley, Inc.
464.	Comprehensive Medical Imaging-Boynton Beach, Inc.
465.	Comprehensive Medical Imaging-Downey, Inc.
466.	Comprehensive Medical Imaging-Encino, Inc.
467.	Comprehensive Medical Imaging-Fort Lauderdale, Inc.
468.	Comprehensive Medical Imaging-Fremont, Inc.
469.	Comprehensive Medical Imaging-Hesperia, Inc.
470.	Comprehensive Medical Imaging-Huntington Beach, Inc.
471.	Comprehensive Medical Imaging-Palm Springs, Inc.
472.	Comprehensive Medical Imaging-Rancho Cucamonga, Inc.
473.	Comprehensive Medical Imaging-Rancho Mirage, Inc.
474.	Comprehensive Medical Imaging-Salisbury, Inc.
475.	Comprehensive Medical Imaging-Sherman Oaks, Inc.
476.	Comprehensive Medical Imaging-Tempe, Inc.
477.	Comprehensive Medical Imaging-Van Nuys, Inc.
478.	Comprehensive Medical Imaging-Victorville, Inc.
479.	Comprehensive Medical Imaging-Westlake Village, Inc.
480.	Comprehensive Open MRI-Carmichael, Inc.
481.	Comprehensive Open MRI-Folsom, Inc.
482.	Comprehensive Open MRI-Fullerton, Inc.
483.	Comprehensive Open MRI-Laguna Hills, Inc.
484.	Comprehensive Open MRI-Sacramento, Inc.

485.	Comprehensive Reimbursement Consultants, Inc.
486.	Consumer2patient, LLC
487.	CR Medicap, Inc.
488.	Curaspan Health Group, Inc.
489.	Cytokine Pharmasciences, Inc.
490.	Dalian Zhongda Pharmaceutical Company Limited
491.	Daniels Pharmaceuticals Limited
492.	DC Merger Corp
493.	Denver Biomedical, Inc.
494.	Desert PET, LLC
495.	Dik Drug Company, LLC
496.	Dik Medical Supplies, LLC
497.	Discor Limited
498.	Dismed Inc.
499.	Dohmen Distribution Partners Southeast, L.L.C.
500.	Dover Communications, LLC
501.	Duquoin Pharmacy, Inc.
502.	Dutch American Manufacturers (D.A.M.) B.V.
503.	East Iowa Pharmacies, Inc.
504.	EGIS Holdings, Inc.
505.	Eldon Laboratories Limited
506.	Ellicott Drug Company
507.	EME Medical, Inc.
508.	Enturia Canada ULC
509.	Enturia de Mexico S. de R.L. de C.V.
510.	Enturia Limited
511.	Enturican, Inc.
512.	EON Media Inc.
513.	Eureka Merger Sub, Inc.
514.	European Pharmaceuticals Group Ltd.
515.	First Choice, Inc. Of Maine
516.	Flower Merger Corp.
517.	Futuremed Health Care Products Limited Partnership
518.	Futuremed Healthcare Products Corporation
519.	Futuremed Holdings General Partner Inc.
520.	Fuzhou Baiji Pharmacy Company Limited
521.	Gala Design, Inc.
522.	Gelatin Products International, Inc.
523.	Geodax Technology, Inc.
524.	Glacier Corporation
525.	Grand Avenue Pharmacy, Inc.
526.	Graphic Holdings, Inc.
527.	Griffin Group Document Management Services, Inc.

FINAL AGREEMENT 3.25.22

528.	Guangzhou Baiji Advanced Specialty Pharmaceutical Chain Stores Company Limited
529.	Guangzhou Baiji Drug Store Company Limited
530.	Guangzhou City Kangwei Information Technology Company Limited
531.	Guangzhou Ruixun Pharmaceutical Company Limited
532.	Guizhou Yibai Medical Co., Ltd.
533.	Hangzhou Baiji Advanced Specialty Drug Store Company Limited
534.	Heartland Diagnostic Services, Inc.
535.	HLS Advantage, LLC
536.	Homecare (North-West) Limited
537.	Humiston-Keeling, Inc.
538.	IMI Of Boca Raton, Inc.
539.	IMI Of Miami, Inc.
540.	IMI Of North Miami Beach, Inc.
541.	Inland Empire Regional Pet Center, LLC
542.	InnerDyne, Inc.
543.	Inpharm Nationwide Limited
544.	InteCardia-Tennessee East Diagnostic, LLC
545.	Intercare Holdings Limited
546.	Intercare Investments Limited
547.	Intercare Properties Plc
548.	Iowa Falls Pharmacy, Inc.
549.	IVAC Overseas Holdings LP
550.	JakaMed AB AB
551.	Jinan Baiji Drug Store Company Limited
552.	JRG, Ltd.
553.	Kendall Patient Recovery BVBA
554.	Kinetic Surgical, LLC
555.	Kinray, Inc.
556.	Kinray, LLC
557.	KPR Italia S.r.l.
558.	KPR U.S., Inc.
559.	Kunming Baiji Advanced Specialty Pharmacy Company Limited
560.	Lake Charles Pharmaceutical Supply Company, LLC
561.	Liaoning Longda Pharmaceutical Co., Ltd.
562.	Liberty Communications Network, LLC
563.	Ludlow Technical Products Corporation
564.	Macarthy Group Trustees Limited
565.	Macarthys Laboratories Limited
566.	Macarthy's Limited
567.	Marmac Distributors, Inc.
568.	Martindale Pharma GmbH
569.	Martindale Pharmaceuticals Limited
570.	Medcon S.A.

571.	MedEd Resources, LLC
572.	Medesta Associates, LLC
573.	Medical Concepts Development, Inc.
574.	Medical Diagnostic Leasing, Inc
575.	Medical Education Systems, LLC
576.	Medical Media Communications, LLC
577.	Medical Strategies, Inc.
578.	MediQual Systems, Inc.
579.	Meditrol Automation Systems, Inc.
580.	Meditrol, Inc.
581.	MedMined, Inc.
582.	Mercury Merger Sub, LLC
583.	Mesa Merger Corp.
584.	MicroGas Limited
585.	MicroMedical Deutschland GmbH
586.	Microport Healthcare, LLC
587.	Midland Pharmacies, Inc
588.	Mississippi Medical Supply Cooperative, L.L.C.
589.	MRI Equipment Partners, Ltd.
590.	Mudhen Merger Corp.
591.	Multi-Medica S.A.
592.	Multipharm Limited
593.	Nanjing Baiji Advanced Specialty Drug Store Company Limited
594.	Nanning Baiji Advanced Specialty Pharmacy Company Limited
595.	Nationwide Ostomy Supplies Limited
596.	Navigator Health, Inc.
597.	NaviHealth Holdings, LLC
598.	NaviHealth SM Holdings, Inc.
599.	NaviHealth, Inc.
600.	Nexus Healthcare, Inc.
601.	Nitric Bio Therapeudics, Inc.
602.	Northern Michigan Supply Alliance, L.L.C.
603.	Ohio Valley-Clarksburg, Inc.
604.	Oncology Holdings, Inc.
605.	Onpointe Medical Communications, LLC
606.	Oval (Shanghai) Technologies, Inc.
607.	Oval Technologies (H.K.) Pty Limited
608.	Owen Healthcare Building, Inc.
609.	Pacific Surgical Innovations, Inc.
610.	Panther Merger Sub II, Inc.
611.	Panther Merger Sub, Inc.
612.	Parch, L.L.C.
613.	Parch, L.L.C. State File
614.	ParMed Pharmaceuticals, LLC
615.	PatientScribe Inc.
616.	PCI Acquisition I, Inc.
617.	PCI Acquisition II, Inc.
618.	PCI Services Holdings, Inc.

FINAL AGREEMENT 3.25.22

619.	PCI Services III, Inc.
620.	PCI/Acquisition III, Inc.
621.	PCI/All Pack Holdings, Inc.
622.	PCI/Delvco, Inc. State File
623.	PCI/Tri-Line (Usa), Inc.
624.	Pharmaceutical & Diagnostic Services, LLC
625.	Pharmacy Service Corporation
626.	Phillipi Holdings, Inc.
627.	PHR Staffing, Inc.
628.	Post-Acute Care Center For Research, LLC
629.	Practicome Solutions, LLC
630.	Princeton Diagnostic Isotopes, Inc.
631.	Priority Healthcare Services Corporation
632.	Procedure-Based Instrument Services, L.L.C.
633.	Productos Urologos de Mexico S.A. de C.V.
634.	Professional Health-Care Resources, Inc.
635.	Pyxis Capital Corporation
636.	Pyxis Funding II, LLC
637.	Pyxis Funding, LLC
638.	R Cubed, Inc.
639.	R. P. Scherer Hardcapsule (West)
640.	R.P. Scherer Inc.
641.	R.P. Scherer Technologies, Inc.
642.	Radiopharmacy Of Boise, Inc.
643.	Radiopharmacy Of Northern California, Inc.
644.	Renlar Systems, Inc.
645.	RightCare Solutions, Inc.
646.	Royal Merger Sub, Inc. 647. Scela, Inc.
648.	Scriptline, Inc.
649.	SensorMedics (Deutschland) GmbH
650.	SensorMedics Corporation
651.	Shanghai Baiwei Drug Store Company Limited
652.	Shanghai Cardinal Baiwei Drug Store Co., Ltd.
653.	Shanghai Jinyi Health Management Consultation Co., Ltd.
654.	Shanghai Luoda Pharmaceutical Company Limited
655.	Shenzhen Zhengdan Investment Company Limited
656.	Simolo (GL) Limited
657.	Sistemas Medicos ALARIS S.A. de C.V.
658.	Snowden Pencer Holdings, Inc.
659.	Snowden Pencer, Inc.
660.	Solomons Company

661.	Source Medical Corporation
662.	SRX, Inc.
663.	Strategic Implications International, LLC
664.	Supplyline Technologies Limited
665.	Surgical Carepair, L.L.C.
666.	Surgical Instrument Repair Service, L.L.C.
667.	Syncor Belgium SPRL
668.	Syncor Diagnostics Bakersfield, LLC
669.	Syncor Diagnostics Dallas, LLC
670.	Syncor Diagnostics Encino, LLC
671.	Syncor Diagnostics Fullerton, LLC
672.	Syncor Diagnostics Laguna Hills, LLC
673.	Syncor Diagnostics Plano, LLC
674.	Syncor Diagnostics Sacramento, LLC
675.	Syncor Financing Corporation
676.	Syncor Italy srl
677.	The Enright Group, Inc.
678.	The Heron Corporation
679.	The LVC Corporation
680.	Tianjin Cardinal Pharmacy Co., Ltd.
681.	Toledo Pharmacy Company
682.	Tropic Merger Sub, Inc.
683.	UroMed, Inc.
684.	VIASYS Healthcare Ireland Limited
685.	VIASYS Healthcare Island EHF 686. VIASYS Healthcare S.A.R.L.
687.	VIASYS Holdings Inc.
688.	VIASYS NeuroCare France SAS
689.	VIASYS Polymer Products LLC
690.	Virginia Imaging Center, LLC
691.	Virginia Merger Corporation
692.	Vistant Corporation
693.	Vistant Holdings, Inc.
694.	Vubiq Inc.
695.	Wenzhou Xinte Pharmaceutical Co., Ltd.
696.	West Hudson, Inc.
697.	West Texas Nuclear Pharmacy Partners
698.	Wholesale (PI) Limited
699.	Williams Drug Distributors, Inc.
700.	Wolf Merger Corp.
701.	Wrangler Acquisition Sub, Inc.
702.	Wuhan Baiji New & Special Drug Store Company Limited
703.	Xiamen Cardinal Baiwei Drug Store Co., Ltd.
704.	Xi'an Baiji Advanced Specialty Pharmacy Company Limited
705.	Yorkshire Pharmacy, Inc.

FINAL AGREEMENT 3.25.22

McKesson

1.	"Aewige" ärztliche Wirtschaftsgesellschaft m.b.H., HG Wien
2.	"die apoteeke in teesdorf" Mag. pharm. Gerda Kohlhauser KG, LG Wiener Neustadt
3.	"Esplanade-Apotheke" Mag. pharm. Anna-Maria Köck KG, Landesgericht Wels
4.	"Panther Apotheke" Mag. pharm. Sandra Krokos KG, Landesgericht Graz
5.	10101 Woodloch Forest LLC
6.	2012 DREAM LIMITED, England
7.	28CVR LIMITED, England
8.	3068312 Nova Scotia ULC
9.	3069163 Nova Scotia Limited
10.	3069164 Nova Scotia Limited
11.	30MC LIMITED, England 12. 701985 N.B. INC.
13.	A C FERGUSON (CHEMIST) LIMITED, England
14.	A. SUTHRELL (HAULAGE) LIMITED, England
15.	A.F.M. Bergamo S.p.A., Italy
16.	A.L.I. Holdings LLC
17.	A.L.I. Imaging Systems Corp.
18.	A.L.I. Technologies (International) LLC
19.	AAH BUILDERS SUPPLIES LIMITED, England
20.	AAH FURB PENSION TRUSTEE LIMITED, England
21.	AAH Glass & Windows Limited, England
22.	AAH Ireland, Dublin
23.	AAH LIMITED, England
24.	AAH Lloyds Insurance (IoM) Limited, Isle Of Man
25.	AAH LLOYDS PENSION TRUSTEES LIMITED, England
26.	AAH NOMINEES LIMITED, England
27.	AAH ONE LIMITED, Scotland
28.	AAH PHARMACEUTICALS LIMITED, England
29.	AAH TWENTY FOUR LIMITED, Scotland
30.	AAH TWENTY LIMITED, England
31.	AAH TWENTY SIX LIMITED, England
32.	ABG Apotheken-Beratungsgesellschaft mbH, Stuttgart
33.	Access Health NZ Limited
34.	AccessMed Holdings, Inc.

35.	AccessMed, Inc. (AccessMed, LLC)
36.	AccessMed, LLC
37.	ACME DRUG CO. LIMITED, Scotland
38.	ADDED MARKETING LIMITED, England
39.	Adler Apotheke Krems Mag. Gabriele Denk KG, LG Krems an der Donau
40.	Adler-Apotheke Mag.pharm. Ingrid Chvatal KG, LG Leoben
41.	Admenta Beteiligungs GmbH, HG Wien
42.	Admenta Denmark ApS, Copenhagen
43.	Admenta Deutschland GmbH, Stuttgart
44.	ADMENTA HOLDINGS LIMITED, England
45.	ADMENTA ITALIA S.P.A., CCIAA di Bologna
46.	ADMENTA PENSION TRUSTEES LIMITED, England
47.	Admenta Sweden AB
48.	ADMENTA UK LIMITED, England
49.	Admenta Verwaltungs GmbH, HG Wien
50.	AFM S.p.A., CCIAA di Bologna
51.	AHLP PHARMACY LIMITED, England
52.	ALCHEM (SOUTHERN) LIMITED, England
53.	ALPE-ADRIA PHARMA farmacevtsko podjetje d.o.o., Ljubljana
54.	Alphar Ayeneux, Belgium
55.	Alphar Gilly DL, Belgium
56.	Alphar Monceau sur Sambre, Belgium
57.	Alphar Partners SA, Belgium
58.	Alte Löwen-Apotheke Mag. pharm. Kristina Taubald KG, HG Wien
59.	Alte Spora Apotheke Mag.pharm. Stephan Öhlzelt KG, LG St. Pölten
60.	Amethyst Acquisition Corp.
61.	Ancavion GmbH, AG Darmstadt
62.	Ancillary Management Solutions, Inc.
63.	Anton-Bruckner-Apotheke Mag.pharm. Christian Schwarzenbrunner KG, LG Linz
64.	AOR Holding Company of Indiana, Inc. (AOR Holding Company of Indiana, LLC)
65.	AOR Holding Company of Indiana, LLC
66.	AOR Management Company of Alabama, Inc.
67.	AOR Management Company of Arizona, Inc. (AOR Management Company of Arizona, LLC)

FINAL AGREEMENT 3.25.22

68.	AOR Management Company of Arizona, LLC
69.	AOR Management Company of Central Florida, Inc.
70.	AOR Management Company of Florida, Inc.
71.	AOR Management Company of Indiana, Inc. (AOR Management Company of Indiana, LLC)
72.	AOR Management Company of Indiana, LLC
73.	AOR Management Company of Kansas, Inc.
74.	AOR Management Company of Missouri, Inc. (AOR Management Company of Missouri, LLC)
75.	AOR Management Company of Missouri, LLC
76.	AOR Management Company of Nevada, Inc.
77.	AOR Management Company of New York, Inc.
78.	AOR Management Company of North Carolina, Inc.
79.	AOR Management Company of Ohio, Inc.
80.	AOR Management Company of Oklahoma, Inc. (AOR Management Company of Oklahoma, LLC)
81.	AOR Management Company of Oklahoma, LLC
82.	AOR Management Company of Oregon, Inc.
83.	AOR Management Company of Pennsylvania, Inc. (AOR Management Company of Pennsylvania, LLC)
84.	AOR Management Company of Pennsylvania, LLC
85.	AOR Management Company of South Carolina, Inc.
86.	AOR Management Company of Texas, Inc.
87.	AOR Management Company of Virginia, Inc. (AOR Management Company of Virginia, LLC)
88.	AOR Management Company of Virginia, LLC
89.	AOR of Indiana Management Partnership
90.	AOR of Texas Management Limited Partnership
91.	AOR of Texas Management, LLC

92.	AOR Real Estate, Inc. (AOR Real Estate, LLC)
93.	AOR Real Estate, LLC
94.	AOR Synthetic Real Estate, Inc. (AOR Synthetic Real Estate, LLC)
95.	AOR Synthetic Real Estate, LLC
96.	AORIP, Inc.
97.	AORT Holding Company, Inc. (AORT Holding Company, LLC)
98.	AORT Holding Company, LLC
99.	AORT LP, LLC
100.	Aporana AS
101.	Apotheke "Zum Bergmann" Mag.pharm. Sabine Tuttner KG, LG Leoben
102.	Apotheke "Zur heiligen Dreifaltigkeit" Mag. pharm. Edith Schuller-Grundnig KG, Landesgericht Korneuburg
103.	Apotheke "Zur Mutter Gottes" Mag. pharm. Karin Nozicka KG, HG Wien
104.	Apotheke Atzgersdorf Mr. Hermann Latzin KG, Wien
105.	Apotheke im Messepark Mag. pharm. Dietmar Purin KG, LG Feldkirch
106.	Apotheke Niklasdorf Mag. pharm. Matthias Schöggl KG, LG Leoben
107.	APOTHEKE U1 TROSTSTRASSE, Mag. pharm. Max Wellan KG, HG Wien
108.	Apotheke Zum heiligen Antonius Mag. pharm. Walter Staschek KG, LG Wiener Neustadt
109.	Apotheke zum heiligen Schutzengel Mag.pharm. Barbara Penz-Arzberger KG, Landesgericht Graz
110.	Apotheke zum Patriarchen Mag. pharm. Brigitte Kölbl KG, HG Wien
111.	Apotheke Zur hl. Dreifaltigkeit Mag. pharm. Doris Richter KG, LG Wiener Neustadt
112.	Apotheke Zur Hütte Mag. pharm. Mrak KG, LG Leoben
113.	Apovest AS
114.	Apovest Drift AS
115.	Art Acquisition Subsidiary, Inc.
116.	Ascalon International, Inc.
117.	ATLAS Travel Clinic Limited, England
118.	Attentus Medical Sales, Incorporated (Attentus Medical Sales, LLC)
119.	Attentus Medical Sales, LLC
120.	Awarix, Inc.
121.	Axis Medical Management, Inc.

FINAL AGREEMENT 3.25.22

122.	AYRSHIRE PHARMACEUTICALS LIMITED, Scotland
123.	AZIENDA FARMACEUTICA MUNICIPALE di Cremona S.p.A., CCIAA di Cremona
124.	Azienda Farmacie Milanesi S.p.A., CCIAA di Milano
125.	Babbingore Limited, Dublin
126.	BAILLIESTON HEALTH CENTRE PHARMACY LIMITED, Scotland
127.	Ballycane Pharmacy Limited, Ireland
128.	BANNISTER & THATCHER LIMITED, England
129.	BARCLAY PHARMACEUTICALS (ATHERSTONE) LIMITED, England
130.	BARCLAY PHARMACEUTICALS LIMITED, England
131.	BARLEY CHEMISTS HOLDINGS LIMITED, England
132.	BARRY SHOOTER (ROMFORD) LIMITED, England
133.	BDI Pharma, Inc. (BDI Pharma, LLC)
134.	BDI Pharma, LLC
135.	Beausejour Drugs Limited
136.	BEAUTY CARE DRUGSTORES LIMITED, England
137.	Beldere Corporation
138.	BeneVi Health LLC (Biologics, Inc.)
139.	BENU Apotheken B.V., Chamber of commerce Amsterdam
140.	BENU Nederland BV, Kamer van Koophandel Amsterdam
141.	BERKSHIRE MEDICAL SUPPLIES LIMITED, England
142.	BETTERLIFEHEALTHCARE LIMITED, England
143.	BIG PHARMA LIMITED, Scotland
144.	Biologics, Inc.
145.	Blackhall Pharmaceutical Distributors Limited
146.	Blackhawk Development LLC
147.	Blackstaff Pharmaceuticals Limited, England
148.	Blomsterdalen Apotek AS
149.	Blue Medical Supply, Inc. (McKesson Medical-Surgical Inc.)
150.	Boad Seven, Inc.
151.	BOFH Holdings Unlimited Company, Ireland
152.	Bottomline Medical Solutions, LLC (Linear Holdings, LLC)

153.	Breamor Pharmacy Limited, Ireland
154.	Brevard Radiation Oncology, LLC
155.	Brickyard Acquisition Inc. (Biologics, Inc.)
156.	BRIDPORT MEDICAL CENTRE SERVICES LIMITED, England
157.	Brocacef Groep N.V., Maarssen
158.	Brockton Radiation Oncology, LLC
159.	Brooklyn Radiation Oncology, LLC
160.	Brukar Enterprises, Inc.
161.	Bullet Acquisition Corporation
162.	CAHILL MAY ROBERTS GROUP LIMITED, Dublin
163.	California Golden State Finance Company
164.	Camic Pharmacies Limited, Ireland
165.	Canada Distribution Holdings Limited Partnership
166.	Canada Retail Holdings Limited Partnership Societe en Commandite Gestion Detail Canada
167.	Cancer Treatment Associates of Northeast Missouri, Ltd.
168.	CARONET TRADING LIMITED, England
169.	Carrollton Radiation Therapy Center, LLC
170.	Cascade Medical Supply, Inc. (McKesson Medical-Surgical Minnesota Supply Inc.)
171.	Cavalier Acquisition Company LLC
172.	CCCN NW Building JV, LLC
173.	Celesio Business Services Ltd., Ireland
174.	CENTRALE D'ADMINISTRATION DE BIENS IMMOBILIERS, Bobigny
175.	CGSF Funding Corporation (CGSF Funding LLC)
176.	CGSF Funding LLC
177.	Chem Labs Limited, Dublin
178.	CHNG Newco LLC
179.	CHNG NewSub Inc.
180.	City Properties, S.A.
181.	Civiche Farmacie Desio S.p.A., Italy
182.	Claimone, LLC (Linear Holdings, LLC)
183.	ClaimSecure Inc. (SUCCESSOR)
184.	CLARK CARE GROUP LIMITED, England
185.	CLARK MUNRO LIMITED, Scotland
186.	ClarusONE Sourcing Services LLP
187.	Clinicians Database, L.L.C.
188.	CMR Holdings Ltd, Dublin
189.	Coleham, Dublin
190.	Colorado Cancer Centers, LLC
191.	Combined Enterprises Corporation

FINAL AGREEMENT 3.25.22

192.	COMPANY CHEMISTS ASSOCIATION LIMITED, England
193.	COMPTOIR MONEGASQUE DE BIOCHIMIE, Monaco
194.	COMPTOIR PHARMACEUTIQUE MEDITERRANEEN, Monaco
195.	CONSORZIO SERVIZI SALUTARI S.C.A. R.L., Italy
196.	CookCo, Inc.
197.	Cophana SA, Belgium
198.	Corporation Groupe Pharmessor/Pharmessor Group Corporation (SUCCESSOR 10/01/2017)
199.	Corporation of America
200.	CoverMyMeds LLC
201.	CoverMYMeds Specialty Pharmacy Holdings LLC
202.	CoverMYMeds Specialty Pharmacy LLC
203.	CPG Industries, Inc.
204.	Crocker Plaza Company (Crocker Plaza LLC)
205.	Crocker Plaza LLC
206.	CROSS AND HERBERT (DEVON) LIMITED, England
207.	CROSS AND HERBERT (HOLDINGS) LIMITED, England
208.	CROSS AND HERBERT LIMITED, England
209.	Crowley's Blackrock Limited, Dublin
210.	Cypress Import Brokerage LLC
211.	Cypress Medical Products LLC
212.	D & K Healthcare Resources LLC
213.	D & K Healthcare Resources, Inc. (D & K Healthcare Resources LLC)
214.	D & K Pharmacy Solutions, Inc.
215.	D & K Receivables Corporation
216.	D.F. O'Neill (Chemists) Ltd, Dublin
217.	Dale Apotek AS
218.	Danubia-Apotheke Mag. pharm. Barbara Sedelies KG, HG Wien
219.	Dargle Pharmacies Holdings Limited, Ireland
220.	DATACARE Datenpflege des PharmagroBhandels Ges.m.b.H., HG Wien
221.	DATAPHARM, Paris
222.	Daytona Beach Radiation Oncology, LLC
223.	DC Land Company
224.	DCAZ Land Company
225.	Delta Clinical Research, LLC
226.	DEPOTRADE, Bobigny
227.	Derm Vantage, LLC

228.	Diana-Apotheke Dr. et Mag. pharm. Michaela Stipsits KG, LG Eisenstadt
229.	Die Apotheke Ebenfurth, Mag.pharm. Beate Haage-Lowe KG, LG Wiener Neustadt
230.	Dispensing Solutions Acquisition Corporation (DS Holdings, Inc.)
231.	Dispensing Solutions, Inc. (Dispensing Solutions, LLC)
232.	Dispensing Solutions, LLC (DS Holdings, Inc.)
233.	Ditt Apotek Amfi Os AS
234.	Ditt Apotek Rodberg AS
235.	Ditt Apotek Sorumsand AS
236.	Diversified Healthcare, LLC
237.	Dix Bulles Pharma, Belgium
238.	DLI Market Intelligence ApS, Denmark
239.	DOL Pharmacy Limited, Ireland
240.	Donnybrook Pharmacy Limited, Ireland
241.	Downtown Los Angeles Radiation Oncology, LLC
242.	DS Holdings, Inc. (DS Holdings, LLC)
243.	DS Holdings, LLC (McKesson Medical- Surgical Top Holdings Inc.)
244.	DSRX, Inc. (DS Holdings, Inc.)
245.	Dublin 2016 Acquisition, LLC
246.	Dublin Holdings Acquisitions, LLC (Vantage Oncology Holdings, LLC)
247.	Dublin POS I Acquisition Corp. (POS I Corp.)
248.	East Indy CC, LLC
249.	ECLIPSE HEALTHCARE LIMITED, England
250.	Edwards Medical Supply, Inc.
251.	EM Acquisition Corporation
252.	Emploi AS
253.	Engel-Apotheke Mag. pharm. Susanne Zauner KG, LG Wiener Neustadt
254.	Ephrata Diamond Spring Water Co.
255.	ESCON (ST NEOTS) LIMITED, England
256.	Espafarmed S.L., Belgium
257.	EUROSANTE (Societe en liquidation), Luxembourg
258.	Evesland Limited, Dublin
259.	EVOLUTION HOMECARE SERVICES LIMITED, England
260.	EXPERT HEALTH LIMITED, England
261.	Family Pharmacy @ Las Colinas LLC
262.	Fana Apotek AS
263.	FAR.CO.SAN S.p.A., CCIAA di Arezzo
264.	FARILLON LIMITED, England

FINAL AGREEMENT 3.25.22

265.	Farmacia Garbatella I S.r.l., Italy
266.	Farmacie Comunali di Modena S.p.A., Italy
267.	Farmacie Comunali di Padova S.p.A., Italy
268.	Farmacie di Sassuolo S.p.A., Italy
269.	Farmacie Pratesi Pratofarma S.p.A., CCIAA di Prato
270.	FARMALVARION S.R.L. SOCIO UNICO, Italy
271.	FASTPRO International, Inc.
272.	Federal Medical Supplies, Inc. (McKesson Medical-Surgical Minnesota Supply Inc.)
273.	Felview Limited, Dublin
274.	First Aid Service, Inc.
275.	First Choice Medical Supply Holding, Inc. (First Choice Medical Supply Holding, LLC)
276.	First Choice Medical Supply Holding, LLC
277.	First Choice Medical Supply, LLC
278.	FIRTH & PILLING LIMITED, England
279.	Flex-Master Technology Holdings, Inc.
280.	Floriani-Apotheke Mag.pharm. Doris Leykauf KG, LG Graz
281.	Foremost de Venezuela, S.A. (Forvensa)
282.	Foremost Homes Hawaii, Ltd.
283.	Foremost Iran Corporation
284.	Foremost Shir, Inc.
285.	Foremost Tehran, Inc.
286.	FOSTER & PLUMPTON GROUP LIMITED, England
287.	FOSTER & PLUMPTON LIMITED, England
288.	Foundation For Opioid Response Efforts
289.	G J MALEY LIMITED, Isle Of Man
290.	G K CHEMISTS (GLOS) LIMITED, England
291.	G K CHEMISTS LIMITED, England
292.	GEHE Immobilien GmbH & Co. KG, Stuttgart
293.	GEHE Immobilien Verwaltungs-GmbH, Stuttgart
294.	GEHE Pharma Handel GmbH, Stuttgart
295.	General Medical Inc.
296.	GEORGE STAPLES (STOKE) LIMITED, England
297.	Gerard Ryan Pharmacy (Clonmel) Limited, Dublin

298.	GERSTHOFER-APOTHEKE Mag.pharm. Elisabeth Reisegger KG, HG Wien
299.	Giardina Enterprises, Inc.
300.	Glendale Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
301.	Golden State Company, Ltd.
302.	Golden State Corporate Services LLC
303.	Golden State Insurance Company Limited
304.	Golden State Milk Products Company
305.	Goodman Manufacturing Company
306.	Gorrys Pharmacy Limited, Ireland
307.	Goviltown Limited, Westmeath
308.	GPL 2007 LIMITED, England
309.	GRAEME PHARMACY (STIRLING) LIMITED, Scotland
310.	GREENS PHARMACEUTICAL (HOLDINGS) LIMITED, England
311.	Greenville Radiation Care, Inc.
312.	Greystones Pharmacy Limited, Dublin
313.	GROUPE PHR, France
314.	Gulf South Medical Supply, Inc. (Gulf South Medical Supply, LLC)
315.	Gulf South Medical Supply, LLC
316.	Gwinnett Radiation Oncology, LLC
317.	H THATCHER LIMITED, England
318.	Haleston Enterprises Limited, Dublin
319.	HBO & Company (VI), Inc.
320.	HBO & Company of Georgia
321.	HBOC Ventures, Inc.
322.	HC Beteiligungsgesellschaft mbH, HG Wien
323.	HDSC Acquisition Corp.
324.	Health Data Sciences Corporation
325.	Health Mart Atlas, LLC
326.	Health Mart Systems, Inc.
327.	HEALTH NEEDS LIMITED, England
328.	HEALTHCLASS LIMITED, England
329.	Heinz Management Co.
330.	Helmard Holdings Limited, Dublin
331.	HEP HealthQx Holdings, Inc. (McKesson Technologies Inc.)
332.	Herba Chemosan Apotheker-AG, HG Wien
333.	HERBERT FERRYMAN LIMITED, England
334.	Hercules Parent LLC
335.	Herz - Jesu Apotheke Mag. pharm. Marianne Keller KG, HG Wien

FINAL AGREEMENT 3.25.22

336.	Herz Jesu Apotheke & Parfümerie Mag. pharm. Ingrid Heller KG, LG Feldkirch
337.	HF Land Company
338.	HFN of Northwest Florida, Inc.
339.	HIGGINS & SON (CHEMISTS) LIMITED, England
340.	HILL-SMITH (WARRINGTON) LIMITED, England
341.	HisComp Co., Zee Medical Service Co.
342.	HMS Acquisition Corp.
343.	HOLLYFAR - Marcas e Comunicacao, Unipessoal, Lda., Portugal
344.	HOLMSCROFT HC LIMITED, Scotland
345.	HOLON, S.A., Portugal
346.	Honeybee Bridge LLC
347.	HTP Inc. (HTP LLC)
348.	HTP LLC
349.	Hubertus-Apotheke Mag.pharm. E. Klettenhofer KG, HG Wien
350.	HUSKY AQUISITION INC.
351.	Hygeia Bottled Water, Inc.
352.	HYWEL DAVIES (CAERPHILLY) LIMITED, England
353.	IHA Corp.
354.	Imagine Health, Inc.
355.	INDEPENDENT PHARMACY CARE CENTRES (2008) LIMITED, England
356.	Indian River Radiation Oncology, LLC
357.	Infolab, LLC
358.	Innovent Oncology, LLC
359.	INSPIRON DISTRIBUTION LIMITED, England
360.	Integrated Cancer Care, LLC
361.	Integrated Pathology Services
362.	IntelliClaim, Inc.
363.	Inten GmbH, Stuttgart
364.	Intercal, Inc.
365.	International Dairy Engineering Co. of Asia, Inc.
366.	InterQual Inc.
367.	intraFUSION GP, LLC
368.	Intrafusion Holding Corp.
369.	intraFUSION Purchasing Network, LLC
370.	intraFUSION Research Network, LLC
371.	Inviva, McKesson Pharma Care Network Corporation / La Corporation Inviva, Reseau de soins pharmacologiques McKesson (SUCCESSOR)
372.	Iowa Pharmaceutical Services, LLC
373.	IPCC LIMITED, England
374.	IPD Holdings, Inc.

375.	J S DENT LIMITED, England
376.	Bradbury (Surgical) Limited, Northern Ireland
377.	J.G. Crowley Pharmacy Limited, Dublin
378.	JACS, Inc.
379.	Jaron, Inc.
380.	Jeffersonville Radiation Technology, LLC
381.	Jessheim Apotek AS
382.	Jewett Drug Co.
383.	Jewett Drug LLC
384.	Johannes Apotheke Mag. pharm. Deutsch KG, LG Graz
385.	JOHN BELL & CROYDEN LIMITED, England
386.	JOHN HAMILTON (PHARMACEUTICALS) LIMITED, Scotland
387.	Jupiter Acquisition Ltd.
388.	Kairnbury, Dublin
389.	Kathleen Properties Subdivision Association, Inc.
390.	Keling Limited
391.	Keltman Pharmaceuticals, Inc. (Linear Holdings, LLC)
392.	Kemofarmacija, veletrgovina za oskrbo zdravstva, d.d., Ljubljana
393.	Keystone/Ozone Pure Water Company
394.	Kilshallow Limited, Dublin
395.	KINGSWOOD CHEMISTS LIMITED, England
396.	KINGSWOOD GK LIMITED, England
397.	Kitco, Inc.
398.	Knowledgeable Healthcare Solutions, Inc.
399.	Kreuz-Apotheke KG, HG Wien
400.	KWS & P, Inc
401.	KWS & P/SFA, Inc.
402.	KYLE & CARRICK HOLDINGS LIMITED, Scotland
403.	Laboratoria Flandria NV, Belgium
404.	Laboratory Supply Company
405.	Labsco Holdings, Inc. (McKesson Medical-Surgical Inc.)
406.	Leesburg Radiation Oncology, LLC
407.	LEVELCROWN LIMITED, England
408.	Liberty Real Estate NJ LLC
409.	Lind-Apotheke Mag. pharm. Alexander Telesko KG, LG Klagenfurt
410.	Linear Holdings, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
411.	Linear Holdings, LLC (Linear Holdings, Inc.)

FINAL AGREEMENT 3.25.22

412.	Linear Medical Solutions, LLC
413.	LINFORD PHARMACIES LIMITED, England
414.	LISEAPOTEKENE AS
415.	Lissone Farmacie S.p.A., CCIAA di Monza e Brianza
416.	LIVINGSTON HEALTH CENTRE (P.D)
417.	LKW, Inc.
418.	LLOYDS CHEMISTS LIMITED, England
419.	LLOYDS CHEMISTS RETAIL (NORTHERN) LIMITED, England
420.	LLOYDS CHEMISTS RETAIL LIMITED, England
421.	LLOYDS GROUP PROPERTIES LIMITED, England
422.	Lloyds Pharmacy Clinical Homecare Limited, England
423.	LLOYDS PHARMACY LIMITED, England
424.	LLOYDS PROPERTIES LIMITED, England
425.	LLOYDS Property Management Company Belgium S.A., Belgium
426.	LLOYDS RETAIL CHEMISTS LIMITED, England
427.	Lloyds Retail S.r.l., Socio Unico, Italy
428.	LLOYDSFARMACIA ROMA 4 S.R.L., Italy
429.	Lloydspharma Group S.A., Belgium
430.	Lloydspharma S.A., Belgium
431.	Lloydspharmacy Ireland Limited, Dublin
432.	Lory Apotheke Mag. pharm. Karin Eichinger KG, HG Wien
433.	LP Clinical Homecare Group Limited, England
434.	LPL ONE LIMITED, England
435.	M H GILL LIMITED, England
436.	M PAYNE & CO LIMITED, England
437.	Macfor International Finance Company
438.	MACON Acquisition Corp.
439.	Macro Helix LLC
440.	Madison Acquisition Inc.
441.	Marathon Acquisition Subsidiary, Inc.
442.	Mariahilf-Apotheke Mag. pharm. Christoph Rücklinger KG, LG St. Polten
443.	Mariahilf-Apotheke Mag. pharm. Helga Mann KG, Landesgericht Graz
444.	Marien-Apotheke Mag. pharm. Thomas Job KG, LG Eisenstadt

445.	Marien-Apotheke, Mag.pharm. Eva Grabner KG, Landesgericht Korneuburg
446.	Maryland First Aid Co., Inc.
447.	MASTA Limited, England
448.	Masters Drug Company, Inc.
449.	MATIS Immobilien OHG, Stuttgart
450.	Maurice F. Dougan Limited, Dublin
451.	May Roberts Ltd, Dublin
452.	MCK Acquisition Corp.
453.	McK International Financial Holdings (Barbados) SRL
454.	McKesson (Cayman Islands) Inc.
455.	McKesson (Shanghai) Trading Company Limited
456.	McKesson + Strategic Solutions ULC / Solutions Strategiques McKesson + ULC
457.	McKesson Automation Systems Inc.
458.	McKesson Belgium Holdings SPRL, Belgium
459.	McKesson Canada Corporation/La Corporation McKesson Canada (SUCCESSOR)
460.	McKesson Canada Finance IA ULC
461.	McKesson Canada Finance IB ULC
462.	McKesson Capital Funding Corp.
463.	McKesson Capital Funding Corporation
464.	McKesson Capital LLC
465.	McKesson Central Fill LLC (McKesson Distribution Holdings LLC)
466.	McKesson Contract Research Organization LLC
467.	McKesson Cork Business Solutions Unlimited Company
468.	McKesson Corporate Properties, Inc.
469.	McKesson Corporation
470.	McKesson Development Corp.
471.	McKesson Distribution Holdings LLC
472.	McKesson Drug Company LLC
473.	McKesson Europe AG
474.	McKesson Europe Holdings GmbH & Co. KGaA
475.	McKesson Europe Holdings Verwaltungs GmbH
476.	McKesson Financial Holdings II Unlimited Company
477.	McKesson Financial Holdings Unlimited Company
478.	McKesson Financing Trust III
479.	McKesson Financing Trust IV
480.	McKesson Foundation Inc.

FINAL AGREEMENT 3.25.22

481.	McKESSON FRANCE HOLDINGS, Bobigny
482.	McKesson France Retail, Bobigny B
483.	McKesson Funding Company of Canada
484.	McKesson Global Procurement & Sourcing Limited
485.	McKesson Global Sourcing Limited
486.	McKesson Global Sourcing Limited [Irish Branch]
487.	McKesson Health Solutions Holdings LLC
488.	McKesson Health Solutions LLC
489.	McKesson Health Solutions Puerto Rico Inc.
490.	McKesson Health Solutions Texas Inc.
491.	McKesson High Volume Solutions Inc.
492.	McKesson Information Solutions Finance S.a.r.l.
493.	McKesson Information Solutions Holdings II S.a.r.l.
494.	McKesson Information Solutions Holdings III S.a.r.l.
495.	McKesson Information Solutions Holdings IV S.a.r.l.
496.	McKesson Information Solutions Holdings V S.a.r.l.
497.	McKesson Information Solutions III LLC
498.	McKesson Information Solutions Inc. (McKesson Information Solutions LLC)
499.	McKesson Information Solutions IV LLC
500.	McKesson Information Solutions LLC
501.	McKesson Information Solutions Topholdings S.a.r.l.
502.	McKesson Information Solutions UK Limited
503.	McKesson International Bermuda IP2A Limited
504.	McKesson International Bermuda IP2B Unlimited
505.	McKesson International Bermuda IP3A Limited
506.	McKesson International Bermuda IP3B Unlimited (McKesson International Bermuda IP3A Limited)
507.	McKesson International Bermuda IP4A Limited
508.	McKesson International Bermuda IP4B Unlimited (McKesson International Bermuda IP4A Limited)
509.	McKesson International Bermuda IP5A Limited

510.	McKesson International Bermuda IP5B Unlimited (McKesson International Bermuda IP5A Limited)
511.	McKesson International Bermuda Opco1A Limited
512.	McKesson International Bermuda Opco1B Unlimited (McKesson International Bermuda Opco1A Limited)
513.	McKesson International Bermuda Opco3A Limited
514.	McKesson International Bermuda Opco3B Unlimited (McKesson International Bermuda Opco3A Limited)
515.	McKesson International Bermuda Opco4A Limited
516.	McKesson International Bermuda Opco4B Unlimited
517.	McKesson International Finance III Limited (McKesson US Finance Corporation)
518.	McKesson International Finance S.a.r.l.
519.	McKesson International Holdings III S.a.r.l.
520.	McKesson International Holdings IV S.a.r.l.
521.	McKesson International Holdings S.a.r.l.
522.	McKesson International Holdings Unlimited Company
523.	McKesson International Holdings VI S.a.r.l.
524.	McKesson International Holdings VII S.a.r.l.
525.	McKesson International Investment Corp.
526.	McKesson International Ireland I Limited
527.	McKesson International LLC
528.	McKesson International Malaysia Sdn Bhd
529.	McKesson International S.a.r.l.
530.	McKesson International Topholdings S.a.r.l.
531.	McKesson Ireland Limited
532.	McKesson Logistics Solutions
533.	McKesson Medical Imaging Company Ltd. (predecessor)
534.	McKesson Medical-Surgical FDT Inc.
535.	McKesson Medical-Surgical Government Solutions LLC
536.	McKesson Medical-Surgical Holdings Inc.
537.	McKesson Medical-Surgical Inc.
538.	McKesson Medical-Surgical Iowa Inc.

FINAL AGREEMENT 3.25.22

539.	McKesson Medical-Surgical Iowa Supply Inc.
540.	McKesson Medical-Surgical Maine Inc.
541.	McKesson Medical-Surgical Manufacturing Inc.
542.	McKesson Medical-Surgical MediMart Inc.
543.	McKesson Medical-Surgical MediNet Inc.
544.	McKesson Medical-Surgical Minnesota Inc. (McKesson Medical-Surgical Holdings Inc.)
545.	McKesson Medical-Surgical Minnesota Supply Inc.
546.	McKesson Medical-Surgical Supply Chain Services LLC
547.	McKesson Medical-Surgical Top Holdings Inc.
548.	McKesson Medication Management Holdings Inc.
549.	McKesson Medication Management Virgin Islands Inc.
550.	McKesson Norway Holdings AS
551.	McKesson Pharmacy Optimization LLC
552.	McKesson Pharmacy Systems Canada ULC
553.	McKesson Pharmacy Systems LLC
554.	McKesson Plasma and Biologics LLC
555.	McKesson Prescription Drug Plan LLC
556.	McKesson Property Company, Inc.
557.	McKesson Purchasing Company LLC
558.	McKesson Services Inc. (McKesson Services LLC)
559.	McKesson Services LLC
560.	McKesson Sourcing Services Inc.
561.	McKesson Specialized Distribution Inc. / McKesson Distribution Specialisee Inc. (Successor)
562.	McKesson Specialty Arizona Inc.
563.	McKesson Specialty Care Distribution Corporation (McKesson Specialty Care Distribution LLC)
564.	McKesson Specialty Care Distribution JV LLC
565.	McKesson Specialty Care Distribution LLC
566.	McKesson Specialty Corporation
567.	McKesson Specialty Distribution LLC
568.	McKesson Specialty Health Innovative Practice Services, LLC
569.	McKesson Specialty Health Management Services LLC

570.	McKesson Specialty Health Pharmaceutical & Biotech Solutions, LLC
571.	McKesson Specialty Health Pharmaceutical & Biotech Solutions, LP (McKesson Specialty Health Pharmaceutical & Biotech Solutions, LLC)
572.	McKesson Specialty Health Technology Products LLC
573.	McKesson Specialty Pharmacy, LP (RxC Acquisition Company)
574.	McKesson Specialty Prescription Services (Atlantic) Corporation/Corporation McKesson Services de Prescription Specialisee (Atlantique)
575.	McKesson Specialty Prescription Services (B.C.) Corporation
576.	McKesson Specialty Prescription Services Corporation
577.	McKesson SPS (Manitoba) Corporation
578.	McKesson Strategic Services Limited
579.	McKesson Technologies Inc.
580.	McKesson Trading Company
581.	McKesson Transportation Systems, Inc.
582.	McKesson UK Finance I Limited
583.	McKesson UK Finance II Limited
584.	McKesson UK Finance V Limited
585.	McKesson UK Holdings Limited
586.	McKesson US Finance Corporation
587.	McKesson US Holdings GP
588.	McKesson Ventures LLC
589.	McKesson Ventures Unlimited Company
590.	McQueary Bros. Drug Company
591.	McQueary Bros. Drug Company, LLC
592.	McSweeney Dispensers 10 Limited, Ireland
593.	McSweeney Dispensers 23 Limited, Ireland
594.	MDD pharma N.V., Belgium
595.	MED3000 Health Solutions Southeast
596.	MED3000 RPG
597.	Medaid Supply, Inc.
598.	Medcon Telemedicine Technology, Inc.
599.	Median Healthcare Services Unlimited Company, Ireland
600.	Medical & Vaccine Products, Inc.
601.	Medical Advisory Services for Travellers Abroad Limited, England
602.	Medical Specialties Distributors Holdings, Inc. (MSD Parent Corporation)
603.	Medical Specialties Distributors, LLC

FINAL AGREEMENT 3.25.22

604.	Medical Specialties Holdings Corp. (Medical Specialties Holdings II Corp.)
605.	Medical Specialties Holdings II Corp.
606.	Medicentres Canada Inc. (SUCCESSOR)
607.	Medicine Shoppe Atlantic Corporation
608.	Medicine Shoppe Canada Corporation
609.	Medicine Shoppe Canada Real Estate Corporation
610.	MEDIMART LIMITED, England
611.	MediVation, Inc.
612.	MedVentive Inc.
613.	MeMed CZ s.r.o., Praha
614.	Menges Medizintechnik Schweiz AG, Sankt Gallen
615.	Merlin Subsidiary Inc.
616.	Merrick Healthcare Limited
617.	Metabolic Healthcare Holdings Limited, England
618.	Metabolic Healthcare Limited, England
619.	Metropolitan Integrated Cancer Center, L.L.C.
620.	MH/USON Radiation Management Company, LLC
621.	MHD-USO General, LLC
622.	MHD-USO Management Company, LP
623.	MHS Connecticut LLC
624.	Michigan Pharmaceutical Services, LLC
625.	Mid-Atlantic Radiation Oncology LLC
626.	Millennium Merger Corporation
627.	Mohawk Liqueur Corporation
628.	Mohren-Apotheke Mag. Christian Müller KG, LG Graz
629.	Moore Medical LLC (McKesson Medical- Surgical Government Solutions LLC)
630.	Mosaic Acquisition Corporation
631.	MOUNT PHARMACY LIMITED, England
632.	MSA Products LLC
633.	MSD Acquisition Corp. (Medical Specialties Holdings Corp.)
634.	MSD Parent Corporation (MSD Acquisition Corp.)
635.	Multum Information Services, Inc.
636.	MUNRO PHARMACY LIMITED, Scotland
637.	MWPC Acquisition Corp.
638.	MWPC Acquisition Corp. (PA)
639.	My MHealth Limited, England & Wales
640.	myhca, inc.
641.	NARO, LLC
642.	National Oncology Alliance, Inc.

643.	Natureline, Dublin
644.	NDC of Canada, Inc.
645.	NDCHealth Corporation
646.	NDCHealth Pharmacy Systems and Services, Inc.
647.	Nebraska Pharmaceutical Services, LLC
648.	Negatron, Inc.
649.	Nensi d.o.o., Ljubljana
650.	NERO GP, LLC
651.	New Experimental Therapeutics of San Antonio, LLC
652.	NEW KIRK PHARMACY LIMITED, Scotland
653.	New Mexico Pharmaceutical Services, LLC
654.	NewHealthCo, LLC
655.	NexCura, LLC (McKesson Specialty Health Technology Products LLC)
656.	Nibelungen-Apotheke Mag. pharm. Michaela Wachter KG, LG St. Polten
657.	Norsk Medisinaldepot AS
658.	North Carolina Pharmaceutical Services, LLC
659.	Northeast Pennsylvania Radiation Oncology, LP
660.	Northern Arizona Oncology Centers, LLC
661.	Northern Boulevard Radiation Oncology Management, LLC
662.	Northern San Fernando Valley Radiation Oncology, LLC
663.	Northstar Healthcare Holdings Limited
664.	Northstar Healthcare Holdings Unlimited Company
665.	Northstar Healthcare Limited
666.	Northstar Healthcare Unlimited Company
667.	Northstar International Holdings Limited
668.	Northstar Rx LLC
669.	Norvern Enterprises, Inc.
670.	NR Direct, Inc. (McKesson Patient Care Solutions Inc.)
671.	O'Leary Pharmacy (Lucan) Limited, Dublin
672.	OCP FORMATION, Bobigny
673.	OCP PORTUGAL, PRODUTOS FARMACEUTICOS, S.A., Maia
674.	OCP REPARTITION, Bobigny B
675.	OCP, Bobigny
676.	Oncology Holdings II, Inc.
677.	Oncology Holdings, Inc.
678.	Oncology Rehab Partners, LLC

FINAL AGREEMENT 3.25.22

679.	Oncology Therapeutics Network Corporation
680.	Oncology Today, LP
681.	OnMark, Inc.
682.	Optimed Health Limited, England & Wales
683.	Orca Acquisition Corp.
684.	0rebekk Apotek AS
685.	Oswald-Apotheke Mag. pharm. Ilse Pedevilla KG, LG Feldkirch
686.	OTN Generics, Inc.
687.	OTN Participant, Inc.
688.	Outpatient Infusion Systems, Inc
689.	0ygarden Apotek AS
690.	P C Cahill & Company Limited, Dublin
691.	P.L.C.E., Inc.
692.	Packet Merger Sub Inc.
693.	PALEMODA LIMITED, England
694.	Palm Merger Sub, Inc.
695.	Panther Acquisition Corporation
696.	Panther-Apotheke Mag. pharm. Margarete Breyha KG., LG St. Polten
697.	Paracelsus-Apotheke Mag. pharm. Dr. Birgit Müller KG, Austria
698.	Pathology Service Associates, LLC
699.	Pathway Purchasing Network, LLC
700.	Patient Account Management Services, Inc.
701.	PAUL WHEELER LIMITED, England
702.	PCB SA, Belgium
703.	PEEL STREET PHARMACY LIMITED, England
704.	peerVue, Inc. (DE)
705.	peerVue, Inc. (NH)
706.	Pemberton Marketing International Limited
707.	Penn-Chem Corporation
708.	PERILLA Grundstücks- Verwaltungsgesellschaft mbH & Co. KG, AG München
709.	Per-Se Transaction Services, Inc.
710.	PF2 McKesson Technologies Inc.
711.	PF2 SpinCo Inc.
712.	Pharma Belgium Belmedis SA, Belgium
713.	PHARMA PARTNERS, Belgium
714.	Pharma Services (NI) Limited, Northern Ireland
715.	Pharmaceutical Distributors Federation Ireland Company Limited By Guarantee
716.	Pharmaceutical Support Services, Inc.
717.	Pharmacie Ananga-Talom, Belgium

718.	Pharmacie de la Bascule, Belgium
719.	PHARMACTIV DISTRIBUTION, Bobigny B
720.	Pharmacy O'Riada Holdings Limited, Dublin
721.	PHARMAGEN LIMITED, England
722.	PHILIP GOODMAN LIMITED, England
723.	PHR ANTILLES, FORT DE FRANCE
724.	PhyServ Solutions, Inc.
725.	Physician Micro Systems, Inc.
726.	Physician Oncology Services Management Company, LLC
727.	Physician Reliance Holdings, LLC
728.	Physician Reliance Maryland, LP
729.	Physician Reliance Network, Inc. (Physician Reliance Network, LLC)
730.	Physician Reliance Network, LLC
731.	Physician Reliance, L.P.
732.	Physician Reliance, LLC
733.	Physician Sales & Service Limited Partnership
734.	Physician Sales & Service, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
735.	Pindsle Apotek AS
736.	PMLX Limited
737.	POC Management Group, LLC (Dispensing Solutions, Inc.)
738.	Podiatry Online, Inc.
739.	Portico Systems of Delaware, Inc.
740.	POS I Corp. (Dublin 2016 Acquisition, LLC)
741.	Presbyterian Cancer Center-Dallas, LLC
742.	Prescribing Support Services Limited, England & Wales
743.	Prima Brands Limited, Northern Ireland
744.	PRIMELIGHT LIMITED, England
745.	Prismedica S.A.S.
746.	PRN Physician Reliance, LLC
747.	Pro-AvO GmbH, Deutschland
748.	Proclaim, Inc. (McKesson Medical- Surgical MediMart Inc.)
749.	PRODILAB, France
750.	Providence Radiation Oncology Partners LLC
751.	PSS China Sourcing Limited
752.	PSS Global Holdings
753.	PSS Global Sourcing China Business Trust
754.	PSS Global Sourcing Hong Kong Limited

FINAL AGREEMENT 3.25.22

755.	PSS Global Sourcing Limited [Hong Kong]
756.	PSS HK 1 Limited
757.	PSS Holding, Inc. (McKesson Medical- Surgical Inc.)
758.	PSS Service, Inc. (McKesson Medical- Surgical Top Holdings Inc.)
759.	PSS Southeast Asia Limited
760.	PSS World Medical, Inc.
761.	PST Products, LLC
762.	PST Services, Inc. (PST Products, LLC)
763.	Purchasing Alliance for Clinical Therapeutics, LLC
764.	R F FOSKETT & SON LIMITED, England
765.	R GORDON DRUMMOND LIMITED, England
766.	R/X Automation Solutions, LLC
767.	Raabtal-Apotheke Mag.pharm. Karin Drawetz KG, Landesgericht Graz
768.	Radiation Oncology Services of America, Inc.
769.	Radiotherapy Clinic Holdings, LLC
770.	Radiotherapy Clinics of Kentuckiana, LLC
771.	Radiotherapy Clinics of Kentuckiana-2, LLC
772.	Radius Data Solutions, LLC
773.	Radius Reimbursement Services, LLC
774.	Radunnco, Inc.
775.	Rancare, Inc.
776.	Randolph Home Care Inc.
777.	Randolph Medical Inc.
778.	RCOG Cancer Centers, LLC
779.	Rebel Distributors Corp. (McKesson Medical-Surgical Top Holdings Inc.)
780.	recucare GmbH, Stuttgart
781.	recusana GmbH, Stuttgart
782.	Regenbogenapotheke "Am Leberberg" Mag. pharm. Andreas Portisch KG, HG Wien
783.	RelayHealth Corporation (McKesson Information Solutions LLC)
784.	Renoir Acquisition Corporation
785.	Renoir Acquisition Corporation (DE)
786.	RESEAU SANTE, BREST
787.	RetraceHealth, Inc.
788.	Rexall Pharmacy Group Ltd.
789.	Rexall/Pharma Plus Pharmacies (BC) Ltd.
790.	Rexall/Pharma Plus Pharmacies (Sask) Ltd.

791.	Rexall/Pharma Plus Pharmacies Ltd.
792.	Riel, Inc.
793.	Riverside Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
794.	R-jet, Incorporated
795.	RMCC Cancer Center, Inc. (RMCC Cancer Center, LLC)
796.	RMCC Cancer Center, LLC
797.	ROSA of Eastern Shore, LLC
798.	ROSA of Georgia, LLC
799.	ROSA of South Alabama, LLC
800.	ROSA of Southern New Jersey, LLC
801.	Roth Medical Services, Inc.
802.	RPRS, LLC
803.	RX Information Technology LLC
804.	RxC Acquisition Company
805.	RxCrossroads 3PL LLC
806.	Ryle and De Lacy Pharmacies Limited, Ireland
807.	S.K.U., Inc.
808.	Salus-Apotheke Mag. pharm. Simone Gaigg KG, Salzburg
809.	Salvator - Apotheke Mag. pharm. Gertrude Polzl KG, LG Leoben
810.	San Bruno Mountain Ltd., A California Limited Partnership
811.	Sandviken Apotek AS
812.	Sangers (Northern Ireland) Limited, Northern Ireland
813.	SANOVA Pharma GesmbH, HG Wien
814.	SAVORY & MOORE (JERSEY) LIMITED, Jersey
815.	SAVORY & MOORE LIMITED, Scotland
816.	SCHOLES (CHEMISTS) LIMITED, England
817.	Schutzengelapotheke Neufeld Mag. Schweifer KG, LG Eisenstadt
818.	Scrip Pak, LLC (Linear Holdings, LLC)
819.	Script2U Holdings LLC
820.	Script2U LLC
821.	ScriptHero LLC
822.	ScriptHero Pharmacy Holdings LLC
823.	ScriptHero Pharmacy LLC
824.	Select RX, LLC (Linear Holdings, LLC)
825.	SelectPlus Oncology, LLC
826.	Sens Arbeidsinkludering AS
827.	Sens Eiendom AS
828.	Sens Gruppen AS
829.	Sens Utvikling AS

FINAL AGREEMENT 3.25.22

830.	SERVICE DE LA REPARTITION PHARMACEUTIQUE, Paris
831.	SF Valley Derm Equipment I, LLC
832.	Sherman Oaks Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
833.	Sherman Oaks Radiation Technology, LLC (Vantage Oncology Treatment Centers, LLC)
834.	Shoup Properties, Inc.
835.	SHS V Medtech Investments GmbH & Co. KG
836.	Simply Medical LLC
837.	SIVEM Pharmaceuticals ULC/SIVEM Produits Pharmaceutiques ULC
838.	Six R Investments, Inc.
839.	SOCIETE COOPERATIVE OUEST PARTAGE, BREST
840.	SOCIETE D'ETUDES ET DE REALISATIONS INFORMATIQUES, Monaco
841.	Sofarmex BVBA, Belgium
842.	Sofiadis SCRL, Belgium
843.	Soldier Acquisition Corporation
844.	SOPI The Lough Limited, Ireland
845.	SOPI Youghal Limited, Ireland
846.	SourceTenn LLC
847.	South Alabama Cancer Centers, LLC
848.	South Bay Radiation Oncology, LLC
849.	South Pacific Medical Inc.
850.	Southeast Merger Corp.
851.	Southeast Texas Cancer Centers, L.P.
852.	Southern California Radiation Oncology, LLC
853.	Spider Acquisition Corporation
854.	Spirit Acquisition Corporation
855.	Spring Valley Industries, LLC
856.	St. Louis Pharmaceutical Services, LLC
857.	St. Lucas-Apotheke Mag.pharm. Ilona Elisabeth Leitner KG, HG Wien
858.	St. Markus Apotheke Dr. Elke Kramberger-Kaplan KG, LG Linz
859.	St. Richard Apotheke Mag.pharm. Ursula Kohl KG, Landesgericht Korneuburg
860.	Stadion-Apotheke Mag. pharm. Ulrike Grosser-Schmidt KG, LG St. Polten
861.	Stadt-Apotheke "Zur heiligen Barbara" Mag. pharm. Igor Mauritsch KG, Austria
862.	Stadtapotheke Fürstenfeld Mag. pharm. Waltraud Maier KG, Landesgericht Graz

863.	Stat RX USA, LLC (Linear Holdings, LLC)
864.	STATIM FINANCE LIMITED, England
865.	STEPHEN SMITH LIMITED, Guernsey
866.	Sterling Medical Services, LLC (McKesson Patient Care Solutions Inc.)
867.	STQ LLC
868.	Strategic Health Alliance II, Inc.
869.	Strategic Health Alliance Management Corp.
870.	Strategic Sourcing Services LLC
871.	Streator Radiation Oncology, LLC
872.	Stubaital-Apotheke Mag.pharm. Christian Kernstock KG, LG Innsbruck
873.	Summa Script LLC
874.	Sund Apotek AS
875.	SUPERFIELD LIMITED, England
876.	Supplylogix LLC
877.	T AND I WHITE LIMITED, England
878.	T. Sheridan Sales & Marketing, Dublin
879.	Tabor Apotheke Mag. pharm. Wolfram Schaden KG, LG Steyr
880.	Targa Parent Holdings, LLC
881.	TBC Products, Inc.
882.	Temperature Controlled Pharmaceuticals Limited
883.	Test Corporation changed 2 GM 3 AG
884.	Test Entity - Corporation
885.	Test Entity - Corporation (Glenette)
886.	Test Entity - LLC (Anne)
887.	Test Entity - LLC (Glenette)
888.	Test Entity - LLC (Karen)
889.	Test Entity - LLC (Melissa)
890.	Test Entity - LP
891.	Test Entity - Manager LLC
892.	Test Entity - Member LLC
893.	Test Entity - Parent Corporation
894.	Texas Pharmaceutical Services, LLC
895.	Texas Proton Therapy Center, LLC
896.	The Oregon Cancer Centers, Ltd.
897.	Theratech, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
898.	Thriftymed, Inc. (McKesson Medical-Surgical Top Holdings Inc.)
899.	THURNBY ROSE LIMITED, England
900.	Titus Home Health Care LLC
901.	Tjellesen Max Jenne A/S, Rodovre
902.	Todin A/S, Denmark
903.	TOPS Pharmacy Services, Inc.
904.	Tower Radiation Technology, LLC
905.	Tracer Enterprises LLC

FINAL AGREEMENT 3.25.22

906.	Tri-State Radiation Oncology Centers, LLC
907.	Tuna Acquisition Corp.
908.	Tyler Radiation Equipment Leasing, LLC
909.	Unicare Dispensers 16 Limited, Ireland
910.	Unicare Dispensers 27 Limited, Ireland
911.	Unicare Dispensers 5 Limited, Ireland
912.	Unicare Pharmacy Group Limited, Dublin
913.	United Drug (Wholesale) Limited
914.	United Drug Distributors Ireland Limited
915.	Unity Oncology, LLC
916.	Urbani-Apotheke Mag. pharm. Bernhard Prattes KG, LG Graz
917.	US Oncology Corporate, Inc.
918.	US Oncology Holdings, Inc.
919.	US Oncology Lab Services, LLC
920.	US Oncology Pharmaceutical Services, LLC
921.	US Oncology Pharmacy GPO, L.P.
922.	US Oncology Reimbursement Solutions, LLC
923.	US Oncology Research, Inc. (US Oncology Research, LLC)
924.	US Oncology Research, LLC
925.	US Oncology Specialty, LP
926.	US Oncology, Inc.
927.	USCITA LIMITED, England
928.	USON Insurance Company
929.	USON Risk Retention Group, Inc.
930.	Utah Acquisition Corporation
931.	Valley Equipment Company
932.	Vantage Acquisition Company, LLC (Vantage Oncology, LLC)
933.	Vantage Acquisition Finance, LLC (Vantage Oncology, LLC)
934.	Vantage Cancer Care - Alabama, LLC (Vantage Cancer Care Networks, LLC)
935.	Vantage Cancer Care - Indiana, LLC (Vantage Cancer Care Networks, LLC)
936.	Vantage Cancer Care - New Mexico, LLC (Vantage Cancer Care Networks, LLC)
937.	Vantage Cancer Care Network of Alabama, LLC (Vantage Cancer Care Networks, LLC)
938.	Vantage Cancer Care Network of Indiana, LLC (Vantage Cancer Care Networks, LLC)
939.	Vantage Cancer Care Network of New Mexico, LLC (Vantage Cancer Care Networks, LLC)
940.	Vantage Cancer Care Networks, LLC

941.	Vantage Cancer Centers of Georgia, LLC
942.	Vantage Central Ohio Radiation Therapy, LLC
943.	Vantage Equipment Acquisition, LLC
944.	Vantage Exton Radiation Oncology, LLC
945.	Vantage Medical Management Services, LLC
946.	Vantage Mokena Radiation Oncology, LLC
947.	Vantage Oncology - Brooklyn, LLC
948.	Vantage Oncology Centers - Beverly Hills, LLC
949.	Vantage Oncology Finance Co. (Vantage Oncology, LLC)
950.	Vantage Oncology Holdings, LLC
951.	Vantage Oncology LLC PAC Corporation
952.	Vantage Oncology Physics, LLC
953.	Vantage Oncology Treatment Centers - Brevard, LLC
954.	Vantage Oncology Treatment Centers - Brockton, LLC
955.	Vantage Oncology Treatment Centers - Central Florida, LLC (Vantage Oncology Treatment Centers, LLC)
956.	Vantage Oncology Treatment Centers - Northern Arizona, LLC
957.	Vantage Oncology Treatment Centers - Ohio, LLC (Vantage Oncology Treatment Centers, LLC)
958.	Vantage Oncology Treatment Centers - San Antonio, LLC (Vantage Oncology Treatment Centers, LLC)
959.	Vantage Oncology Treatment Centers - Tri-State, LLC
960.	Vantage Oncology Treatment Centers, LLC
961.	Vantage Oncology, LLC
962.	Vantage Operational Support Services, LLC
963.	Vantage Radiation Oncology Associates, LLC
964.	Vantage San Antonio Radiation Oncology, LLC (Vantage Oncology Treatment Centers - San Antonio, LLC)
965.	Vantage South Suburban Radiation Oncology, LLC
966.	VC Services, Inc.
967.	VEC GP, LLC
968.	VerbalCare, LLC
969.	Verdal Apotek AS
970.	Very Important Products, Inc.

FINAL AGREEMENT 3.25.22

971.	Visitacion Associates
972.	Vitapharm, proizvodnja in trgovina farmacevtskih izdelkov d.o.o., Murska Sobota
973.	Vitusapotek Jessheim Storsenter AS
974.	Vitus-Apoteket Torvbyen Fredrikstad AS
975.	VOTC-Queens, LLC
976.	Vulcan Acquisition Subsidiary, Inc.
977.	W H CHANTER LIMITED, England
978.	W H GREEN (CHEMISTS) LIMITED,England
979.	W JAMIESON (CHEMISTS) LIMITED,England
980.	W.H.C.P. (DUNDEE) LIMITED,Scotland
981.	Walsh Distribution, L.L.C.
982.	Walsh Healthcare Solutions LLC
983.	Walsh Healthcare Solutions, Inc.
984.	Walsh Heartland, L.L.C.
985.	Walsh Southwest L.L.C.
986.	Well.ca ULC
987.	West Florida Radiation Therapy, LLC
988.	West Wholesale Drug Co.
989.	WESTCLOSE LIMITED, England
990.	Western Tumor Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
991.	Westside LA Derm Equipment I, LLC
992.	WFCC Radiation Management Company,LLC
993.	Wickham Radiation Oncology, LLC (Vantage Oncology Treatment Centers, LLC)
994.	Wiley Industries, LLC
995.	Wilkes Barre Radiation Technology, LLC (Vantage Oncology Treatment Centers, LLC)
996.	Wilkes-Barre Radiation Oncology, LLC
997.	Windmill Realty, LLC
998.	WOODSIDE PHARMACY (GLASGOW) LIMITED, Scotland
999.	World Medical Government Solutions, LLC
1000.	WorldMed Shared Services, Inc.
1001.	WZ-WundZentren GmbH, AG Düsseldorf
1002.	Ybbstal-Apotheke Mag.pharm. Adelheid Tazreiter KG, LG St. Pölten
1003.	Zeepro, Inc.

FINAL AGREEMENT 3.25.22

EXHIBIT K

Subdivision Settlement Participation Form

Governmental Entity:	State:
Authorized Official:
Address 1:
Address 2:
City, State, Zip:
Phone:
Email:

The governmental entity identified above ("Governmental Entity"), in order to obtain and in consideration for the benefits provided to the Governmental Entity pursuant to the Settlement Agreement dated July 21, 2021 ("Distributor Settlement"), and acting through the undersigned authorized official, hereby elects to participate in the Distributor Settlement, release all Released Claims against all Released Entities, and agrees as follows.

1.	The Governmental Entity is aware of and has reviewed the Distributor Settlement, understands that all terms in this Participation Form have the meanings defined therein, and agrees that by signing this Participation Form, the Governmental Entity elects to participate in the Distributor Settlement and become a Participating Subdivision as provided therein.

2.	The Governmental Entity shall, within 14 days of the Reference Date and prior to the filing of the Consent Judgment, secure the dismissal with prejudice of any Released Claims that it has filed.

3.	The Governmental Entity agrees to the terms of the Distributor Settlement pertaining to Subdivisions as defined therein.

4.	By agreeing to the terms of the Distributor Settlement and becoming a Releasor, the Governmental Entity is entitled to the benefits provided therein, including, if applicable, monetary payments beginning after the Effective Date.

5.	The Governmental Entity agrees to use any monies it receives through the Distributor Settlement solely for the purposes provided therein.

6.	The Governmental Entity submits to the jurisdiction of the court in the Governmental Entity's state where the Consent Judgment is filed for purposes limited to that court's role as provided in, and for resolving disputes to the extent provided in, the Distributor Settlement. The Governmental Entity likewise agrees to arbitrate before the National Arbitration Panel as provided in, and for resolving disputes to the extent otherwise provided in, the Distributor Settlement.

FINAL AGREEMENT 3.25.22

7.	The Governmental Entity has the right to enforce the Distributor Settlement as provided therein.

8.	The Governmental Entity, as a Participating Subdivision, hereby becomes a Releasor for all purposes in the Distributor Settlement, including, but not limited to, all provisions of Part XI, and along with all departments, agencies, divisions, boards, commissions, districts, instrumentalities of any kind and attorneys, and any person in their official capacity elected or appointed to serve any of the foregoing and any agency, person, or other entity claiming by or through any of the foregoing, and any other entity identified in the definition of Releasor, provides for a release to the fullest extent of its authority. As a Releasor, the Governmental Entity hereby absolutely, unconditionally, and irrevocably covenants not to bring, file, or claim, or to cause, assist or permit to be brought, filed, or claimed, or to otherwise seek to establish liability for any Released Claims against any Released Entity in any forum whatsoever. The releases provided for in the Distributor Settlement are intended by the Parties to be broad and shall be interpreted so as to give the Released Entities the broadest possible bar against any liability relating in any way to Released Claims and extend to the full extent of the power of the Governmental Entity to release claims. The Distributor Settlement shall be a complete bar to any Released Claim.

9.	The Governmental Entity hereby takes on all rights and obligations of a Participating Subdivision as set forth in the Distributor Settlement.

10.	In connection with the releases provided for in the Distributor Settlement, each Governmental Entity expressly waives, releases, and forever discharges any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States or other jurisdiction, or principle of common law, which is similar, comparable, or equivalent to § 1542 of the California Civil Code, which reads:

General Release; extent. A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her would have materially affected his or her settlement with the debtor or released party.

A Releasor may hereafter discover facts other than or different from those which it knows, believes, or assumes to be true with respect to the Released Claims, but each Governmental Entity hereby expressly waives and fully, finally, and forever settles, releases and discharges, upon the Effective Date, any and all Released Claims that may exist as of such date but which Releasors do not know or suspect to exist, whether through ignorance, oversight, error, negligence or through no fault whatsoever, and which, if known, would materially affect the Governmental Entities' decision to participate in the Distributor Settlement.

FINAL AGREEMENT 3.25.22

11.	Nothing herein is intended to modify in any way the terms of the Distributor Settlement, to which Governmental Entity hereby agrees. To the extent this Participation Form is interpreted differently from the Distributor Settlement in any respect, the Distributor Settlement controls.

I have all necessary power and authorization to execute this Participation Form on behalf of the Governmental Entity.

Signature:

Name:

Title:

Date:

FINAL AGREEMENT 3.25.22

EXHIBIT L

Settlement Fund Administrator

I.	Definitions

A.	This Settlement Fund Administrator Terms incorporates all defined terms in the Distributor Settlement Agreement, unless otherwise defined herein, and shall be interpreted in a manner consistent with the Distributor Settlement Agreement.

B.	Directed Trustee. The banking institution where the Settlement Fund is established and which distributes the funds according to the instructions of the Directing Administrator.[17]

C.	Directing Administrator. The institution or individual that fulfills the remaining obligations of the Settlement Fund Administrator, other than those performed by the Directed Trustee.

D.	Settlement Fund Administrator. The Directed Trustee together with the Directing Administrator (collectively referred to as the "Settlement Fund Administrators").

E.	Settlement Fund Escrow. The escrow account established between the Settling Distributors and U.S. Bank National Association as of September 24, 2021, or such other escrow account that may be established pursuant to the Agreement to hold disputed or suspended payments made under the Agreement.

II.	Establishment of the Settlement Fund Administrator

A.	Selection of the Settlement Fund Administrators.

i.	The duties of the Settlement Fund Administrator under the Distributor Settlement Agreement will be divided between Directed Trustee and Directing Administrator.

ii.	The Directed Trustee and Directing Administrator will each be selected through a targeted solicitation process. Criteria for selection will include, but not be limited to, institutional strength; potential institutional conflicts; experience with work of similar size and complexity; capacity to handle the scope of work; staffing and other proposed resources; and cost and pricing proposals. The selection process will include written submissions and interviews.

iii.	Within sixty (60) calendar days of the selection of the Settlement Fund Administrators, unless such time is extended by written agreement of the Settling Distributors and the Enforcement Committee, contracts shall be negotiated and finalized with the Directed Trustee and Directing Administrator.

iv.	The terms of the Directed Trustee and Directing Administrator shall be for the duration of the Distributor Settlement Agreement or as otherwise specified in the contract executed with such entity, unless the Directed Trustee or the Directing Administrator is removed pursuant to Section II.C below.

B.	Governance of the Settlement Fund Administrators.

17 Pursuant to the Letter Agreement dated February 25, 2022, Wilmington Trust, N.A. was selected as the Directed Trustee.

FINAL AGREEMENT 3.25.22

i.	The Settlement Fund Administrators will act as independent and neutral third parties to determine Annual Payment and Participation Tier; administer and disburse funds from the Abatement Accounts Fund, State Fund, Subdivision Fund and Additional Restitution Amount; and perform other duties as described below and in the Distributor Settlement Agreement.

ii.	All parties to the Distributor Settlement Agreement are entitled to rely upon information received from the Settlement Fund Administrators, whether in oral, written, or other form. No Party to the Distributor Settlement Agreement shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any party for or in connection with any action taken or not taken by the Settlement Fund Administrators. In addition, no Party to the Distributor Settlement Agreement shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any party for or in connection with any action taken or not taken by a Settling Distributor based on incorrect, inaccurate, incomplete or otherwise erroneous information or data provided by the Settlement Fund Administrators. For the avoidance of doubt, nothing in this paragraph alters Sections I to XIV of the Distributor Settlement Agreement or any of the exhibits therein.

C.	Removal of the Settlement Fund Administrators.

i.	The Directed Trustee or Directing Administrator may be removed for cause. The contracts with each entity shall describe the standards for removing that entity for cause.

ii.	Disputes regarding the performance and/or removal of the Settlement Fund Administrators will be resolved by the National Arbitration Panel in accordance with Section VI.F of the Distributor Settlement Agreement.

D.	Funding of the Settlement Fund Administrators.

i.	The costs and fees associated with or arising out of the duties of the Settlement Fund Administrators, including third-party costs associated with the selection of the Settlement Fund Administrators and the set-up of the Settlement Fund Escrow, shall be paid from the interest accrued in the Settlement Fund Escrow and the Settlement Fund. For the years that Settlement Fund Administrators are used for the Janssen Settlement Agreement, seventy-five percent (75%) of the costs and fees will be attributed to the Distributer Settlement Agreement.

ii.	In the event that the costs and fees of the Settlement Fund Administrators exceeds the accrued interest available, Settling Distributors shall pay fifty percent (50%) of the additional amount and fifty percent (50%) shall be paid out of the Settlement Fund pursuant to Section V.C.5 of the Distributor Settlement Agreement. The Settling Distributors will pay their amount to the Settlement Fund Administrators alongside the Annual Payment.

iii.	Payments due from the Settling Distributors under this Section II.D shall be allocated evenly among the Settling Distributors. For the avoidance of doubt, each Settling Distributor's liability for its share of the costs and fees is several, and not joint. No Settling Distributor shall be responsible for any portion of another Settling Distributor's share.

iv.	There will be a cap on the costs and fees of the Settlement Fund Administrators, which shall be dependent on the scope of services, the number and timing of

FINAL AGREEMENT 3.25.22

distributions from the Settlement Fund, and the Settlement Fund Administrators' reporting requirements. The cap on fees and costs shall be specified in the contracts executed with each of the Directed Trustee and Directing Administrator.

v.	Representatives of the Enforcement Committee and the Settling Distributors shall negotiate a "not to exceed" budget with the Settlement Fund Administrators and have the right to review the costs and fees of the Settlement Fund Administrators upon request. The deadlines and grounds for reviewing and objecting to such costs and fees will be established in the contracts executed with each of the Directed Trustee and Directing Administrator. Disputes regarding the payment of such costs and fees will be resolved by the National Arbitration Panel in accordance with Section VI.F of the Distributor Settlement Agreement.

III.	Participation in the Distributor Settlement Agreement

A.	Repository for Subdivision Settlement Participation Forms.

i.	The Directing Administrator is responsible for receiving and preserving the Subdivision Settlement Participation Forms pursuant to Section VII.B of the Distributor Settlement Agreement. The Directing Administrator is responsible for ensuring newly received forms are properly executed. For forms executed and accepted prior to the retention of the Directing Administrator, the Directing Administrator shall rely on information provided by Rubris as to the proper execution of the forms unless it is provided information that indicates such information is incorrect.

ii.	Within sixty (60) calendar days of its retention, the Directing Administrator shall establish a process to receive, preserve, and review the Subdivision Settlement Participation Forms. The Directing Administrator is encouraged, in the interests of efficiency and so long as financially reasonable, to continue to utilize Rubris and the processes previously implemented by the Settling Distributors and Enforcement Committee to fulfill its obligations under this Section III.A. The Directing Administrator may rely on the information provided by Rubris unless it is provided information that indicates such information is incorrect.

iii.	After the Reference Date, the Directing Administrator will make the Subdivision Settlement Participation Forms available to the Settling Distributors, the Enforcement Committee, and the Settling States through Rubris, or another online platform. If the requirements for preserving and making available the Subdivision Settlement Participation Forms change, the Enforcement Committee will convey any new requirements to the Directing Administrator which will make the change.

iv.	The Directing Administrator shall promptly respond to requests by the Settling Distributors, Enforcement Committee, or the Settling States for information concerning the Subdivision Settlement Participation Forms. The Directing Administrator will notify the Settling Distributors, Enforcement Committee, and the Settling States on a regular basis when additional Subdivision Settlement Participation Forms are submitted unless such information is readily available to the Parties on the online platform established under Section III.A.iii.

FINAL AGREEMENT 3.25.22

v.	The Directing Administrator shall provide quarterly reports pursuant to Section VII.C of the Distributor Settlement Agreement for Settling States that require information regarding contingency fee contracts on their Subdivision Settlement Participation Form. Upon reasonable request, the Directing Administrator shall also provide reasonably available information to Settling States and Participating Subdivisions relevant to calculating amounts owed under a State Back-Stop Agreement.

B.	Determination of the Participation Tier.

i.	The Directing Administrator shall determine the Participation Tier existing on July 1, 2022 applying the criteria set forth in Exhibit H of the Distributor Settlement Agreement. The Directing Administrator shall notify the Settling Distributors and the Enforcement Committee of the Participation Tier within five (5) calendar days of its determination.

1.	If the Settling Distributors and the Enforcement Committee agree as to the Participation Tier, they shall so inform the Directing Administrator, and such agreement shall satisfy the Directing Administrator's obligations under this Section III.B.i.

ii.	The Directing Administrator shall redetermine the Participation Tier annually as of the Payment Date, beginning with Payment Year 3, pursuant to the criteria set forth in Exhibit H of the Distributor Settlement Agreement.

1.	In the event that a Participation Tier redetermination moves the Participation Tier higher, and that change is in whole or in part as a result of the post-Reference Date enactment of a Bar and there is later a Revocation Event with respect to such Bar, then on the next Payment Date that is at least one hundred eighty (180) calendar days after the Revocation Event, the Directing Administrator shall move the Participation Tier down to the Participation Tier that would have applied had the Bar never been enacted, unless the Bar is reinstated or all Subdivisions affected by the Revocation Event become Participating Subdivisions within one hundred eighty (180) calendar days of the Revocation Event. This is the sole circumstance in which, on a nationwide basis, the Participation Tier can move down.

2.	In the event that there is a post-Reference Date Revocation Event with respect to a Bar that was enacted in a Settling State prior to the Reference Date, then, on the next Payment Date that is at least one hundred eighty (180) calendar days after the Revocation Event, unless the Bar is reinstated or all Subdivisions affected by the Revocation Event become Participating Subdivisions within one hundred eighty (180) calendar days of the Revocation Event, the Directing Administrator shall decrease the Participation Tier - solely for the State in which the Revocation Event occurred - to the Participation Tier commensurate with the percentage of Litigating Subdivisions in that State that are Participating Subdivisions and the percentage of Non-Litigating Subdivisions that are both Primary Subdivisions and Participating Subdivisions, according to the criteria set forth in Exhibit H of the Distributor Settlement Agreement, except that the calculations shall be performed as to that State alone. For the avoidance of doubt and solely for the calculation in this subparagraph, the Settling States Column of Exhibit H of the Distributor Settlement

FINAL AGREEMENT 3.25.22

Agreement shall play no role. This is the sole circumstance in which one Settling State will have a different Participation Tier than other Settling States.

3.	The redetermination of the Participation Tier shall not affect payments already made or suspensions, offsets, or reductions already applied.

4.	After each redetermination, the Directing Administrator shall notify the Settling Distributors and the Enforcement Committee of the Participation Tier within five (5) calendar days of its determination.

5.	If the Settling Distributors and the Enforcement Committee agree as to a Participation Tier redetermination, they shall so inform the Directing Administrator and such agreement shall satisfy the Directing Administrator's obligations under this Section III.B.ii.

iii.	After Payment Year 6, the Participation Tier cannot move higher, unless this restriction is waived by the Settling Distributors. If this restriction is waived by the Settling Distributors, the Directing Administrator shall be responsible for calculating the Participation Tier consistent with the instructions in Section III.B.ii.

iv.	Any disputes as to the determination of the Participation Tier shall be decided by the National Arbitration Panel pursuant Section VI.F.2 to the Distributor Settlement Agreement.

IV.	Calculation and Allocation of Annual Payments

A.	General Principles.

i.	This Section IV is intended to implement the relevant provisions of Sections I through XIV of the Distributor Settlement Agreement and the exhibits therein. To the extent this Section IV conflicts with Sections I through XIV of the Distributor Settlement Agreement and the exhibits therein, the Distributor Settlement Agreement shall control.

ii.	The Settlement Fund Administrators are entitled to rely upon information received from the Parties to the Distributor Settlement Agreement, whether in oral, written, or other form, for the purpose for which it was submitted, provided that such information is not disputed by another Party.

iii.	The Settling Distributors and the Enforcement Committee may agree to some or all of the calculations and allocations set forth in this Section IV prior to the Directing Administrator making such determination. In such cases, they shall so inform the Directing Administrator and such agreement shall satisfy the Directing Administrator's obligations to determine such calculations and allocations unless the Directing Administrator is provided with information establishing that the agreed-upon calculation or allocation is inaccurate.

iv.	The Settling States have different requirements for how payments are made to the State and its Participating Subdivisions listed in Exhibit G based on applicable State-Subdivision Agreements, Allocation Statutes, Statutory Trusts, State Back- Stop Agreements, fiscal laws, and other differences. The Directing Administrator shall ask the Attorney General's Office in each Settling State to: (a) inform it whether the State has a State-Subdivision Agreement, Allocation

FINAL AGREEMENT 3.25.22

Statute, and/or Statutory Trust; and (b) submit instructions on how payments are to be made to the State and its Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement. The Directing Administrator shall comply with such instructions so long as it is timely submitted and permissible under Sections I through XIV of the Distributor Settlement Agreement and the exhibits therein.

1.	Notwithstanding the above, the Directing Administrator shall not instruct the Directed Trustee to make payments to any entity that is not an instrumentality of: (a) a Settling State; (b) a Participating Subdivision; (c) a trust account for an attorney representing a Settling State or Participating Subdivision; or (d) a special master or similar entity identified by a Settling State.

2.	A Participating Subdivision listed on Exhibit G of the Distributor Settlement Agreement may timely choose to make a voluntary redistribution as provided by Section V.D.3 of the Distributor Settlement Agreement by providing notice through the instructions provided by the Attorney General's Office for its State or by providing notice directly to the Directing Administrator through the instructions provided by the Directing Administrator.

v.	The Directing Administrator shall request any Settling State without a State- Subdivision Agreement, Allocation Statute, or Statutory Trust, to submit a designation of a lead State agency or other entity to serve as the single point of contact for that Settling State's funding requests from the Abatement Accounts Fund to comply with Section V.D.4.b of the Distributor Settlement Agreement. The designated entity shall be the only entity authorized to request the Directing Administrator instruct the Directed Trustee to disburse from that Settling State's Abatement Accounts Fund. The Directing Administrator shall not instruct the Directed Trustee to disburse any moneys from these Settling States' Abatement Accounts Fund without such instructions.

vi.	In consultation with the Settling Distributors and the Enforcement Committee, the Directing Administrator may set reasonable limits on the frequency with which it directs the Directed Trustee to make payments and may set other reasonable restrictions on complying with requests made by Settling States or their Participating Subdivisions, to limit the burdens and costs imposed on the Settlement Fund Administrators.

B.	Payment Year 1 Annual Payment.

i.	The Settlement Fund Administrators shall be responsible for allocating the Annual Payment for Payment Year 1 among Settling States and Participating Subdivisions listed in Exhibit G of the Distributor Settlement Agreement.

ii.	The Settling Distributors have placed into the Settlement Fund Escrow the Annual Payment (the total amount of the base payment and Incentive Payment A due for the Settling States) for Payment Year 1.

1.	This is the Restitution/Abatement amount specified in Exhibit M of the Distributor Settlement Agreement for Payment Year 1, reduced by the allocable share of Non-Settling States provided in Exhibit F of the Distributor Settlement Agreement.

FINAL AGREEMENT 3.25.22

iii.	In the event that, in accordance with the terms of Section VIII.A of the Distributor Settlement Agreement, the Settling Distributors determine not to proceed with the Distributor Settlement Agreement, or the Distributor Settlement Agreement does not become effective for any other reason, the Settlement Fund Escrow shall immediately revert to the Settling Distributors.

iv.	If the condition set forth in Section VIII.A of the Distributor Settlement Agreement is met, the Directing Administrator shall proceed as follows:

1.	The Directing Administrator shall allocate the Annual Payment for Payment Year 1 among the Settling States and their Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement.

a.	The Directing Administrator shall determine each Settling State's overall allocation using the allocation percentages in Exhibit F of the Distributor Settlement Agreement.

b.	The Directing Administrator shall determine the allocations within each Settling State pursuant to Section V.C, Section V.D and Exhibit G of the Distributor Settlement Agreement, taking into account the instructions it has received pursuant to Section IV.A.iv, above.

c.	If a Settling State and its Participating Subdivisions agree as to the intrastate allocation pursuant to Section V.C, Section V.D and Exhibit G of the Distributor Settlement Agreement, the Attorney General's Office in the Settling State shall so inform the Settlement Fund Administrators and such agreement shall satisfy the Directing Administrator's obligations under Section IV.B.iv.1.b, above, provided the Settling Distributors do not object.

2.	At least fifty (50) calendar days prior to any payment distributions, the Settling Distributors, the Settling States, and the Enforcement Committee shall receive notice of: (a) the amount to be received by each Settling State; (b) the amount to be received by the separate types of funds for each Settling State (if applicable); and (c) the amount to be received by each Participating Subdivision in the Settling States that is listed on Exhibit G of the Distributor Settlement Agreement and eligible to receive payments; provided, however, payment distributions to Settling States to which Section IV.B.iv.1.c, above, applies shall be made as soon as the notice is provided if the Settling Distributors and the Enforcement Committee have agreed, pursuant to Section IV.A.iii, above, on the amount to be received by each Settling State.

3.	The Annual Payment for Payment Year 1 shall be transferred from the Settlement Fund Escrow to the Settlement Fund on the Effective Date; provided, however, that any amounts allocated to Subdivisions included on Exhibit G that are not Participating Subdivisions shall remain in the Settlement Fund Escrow until the Payment Date for Payment Year 2.

4.	The Directing Administrator shall provide instructions regarding the distribution of the Annual Payment to the Directed Trustee, which shall distribute the funds on, or as soon as practicable after, the Effective Date

FINAL AGREEMENT 3.25.22

unless the requests made pursuant to Section IV.A.iv and .v, above, provide otherwise; provided, however, that for any Settling State where the Consent Judgment has not been entered as of the Effective Date, the funds allocable to that Settling State and its Participating Subdivisions shall not be transferred from the Settlement Fund or disbursed until ten (10) calendar days after the entry of the Consent Judgment in that State; provided further that any amounts allocated to a Participating Subdivision that has not yet secured dismissal with prejudice of its lawsuit as required under Section VII.C of the Distributor Settlement Agreement shall not be transferred or disbursed until the Participating Subdivision has secured such dismissal. The Settling Distributors shall notify the Directing Administrator if they believe a Participating Subdivision has not yet secured dismissal with prejudice of its lawsuit as required under Section VII.C of the Distributor Settlement Agreement. If so notified, the Directing Administrator will notify the Participating Subdivision.

v.	The Settlement Fund Administrators shall also be responsible for allocating the Additional Restitution Amount for Payment Year 1 among Settling States listed in Exhibit N of the Distributor Settlement Agreement. The Directing Administrator shall account for the instructions it has received pursuant to Section IV.A.iv, above in directing the Directed Administrator's distribution of this money.

C.	Payment Year 2 Annual Payment.

i.	The Settlement Fund Administrators shall be responsible for allocating the Annual Payment for Payment Year 2 among the Settling States and Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement.

ii.	The Payment Date for Payment Year 2 is July 15, 2022.

1.	The Directing Administrator shall provide notice to the Settling Distributors of the amount owed by the Settling Distributors for the Settlement Fund Administrators' costs and fees for Payment Year 1 and Payment Year 2 Annual Payments pursuant to Section II.D.ii, above, at least fifty (50) calendar days before the Payment Date. On or before July 15, 2022, the Settling Distributors shall pay any additional amount from Payment Year 1 and Payment Year 2 to the Settlement Fund Administrators.

2.	On or before July 15, 2022, the Settling Distributors shall pay into the Settlement Fund the total amount of the base payment and Incentive Payment A for the Settling States. This is the Restitution/Abatement amount specified in Exhibit M of the Distributor Settlement Agreement for Payment Year 2, reduced by the allocable share of Non-Settling States provided in Exhibit F of the Distributor Settlement Agreement.

iii.	No later than fifty (50) calendar days, or as soon as practicable, prior to July 15, 2022, the Directing Administrator shall allocate the Annual Payment as follows:

1.	The Directing Administrator shall use the data provided to it by the Settling Distributors and the Enforcement Committee, which shall be submitted to the Directing Administrator no later than sixty (60) calendar days prior to the Payment Date, to fulfill its obligations under this

FINAL AGREEMENT 3.25.22

Section IV.C and determine the allocations to Settling States and their Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement.

2.	The Directing Administrator shall subtract any amount owed out of the Settlement Fund for Settlement Fund Administrator costs and fees for Payment Year 1 and Payment Year 2, pursuant to Section II.D.ii, above.

3.	The Directing Administrator shall allocate the remainder of the Annual Payment for Payment Year 2 among the Settling States and their Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement.

a.	The Directing Administrator shall determine each Settling State's overall allocation using the allocation percentages in Exhibit F of the Distributor Settlement Agreement.
b.	The Directing Administrator shall determine the allocations within each Settling State pursuant to Section V.C, Section V.D and Exhibit G of the Distributor Settlement Agreement, taking into account the instructions it has received pursuant to Section IV.A.iv, above.
c.	If a Settling State enacts a legislative Bar after the Initial Participation Date, but before July 15, 2022, a Subdivision that meets the requirements for becoming a Participating Subdivision under Section VII of the Distributor Settlement Agreement prior to July 15, 2022 (but was not an Initial Participating Subdivision) shall be eligible to receive its allocated share (if any) for Payment Year 2, and it shall also receive any amounts allocated to it for Payment Year 1 from the Settlement Fund Escrow.
d.	If a Settling State and its Participating Subdivisions agree as to the intrastate allocation, the Attorney General's Office in the Settling State shall so inform the Settlement Fund Administrators and such agreement shall satisfy the Directing Administrator's obligations under Section IV.C.iii.3.b, above, provided the Settling Distributors do not object.
4.	As soon as possible and at least fifty (50) calendar days prior to any payment distributions, the Directing Administrator shall give notice to the Settling Distributors, the Settling States, the Enforcement Committee, and the Directed Trustee of the amount of: (a) the Annual Payment (including the amount to be allocated to the Settlement Fund Administrators in costs and fees); (b) the amount to be received by each Settling State; (c) the amount to be received by the separate types of funds for each Settling State (if applicable); and (d) the amount to be received by each Settling State's Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement; provided, however, that if the Settling Distributors and the Enforcement Committee have agreed on all of these amounts and submitted them to the Directing Administrator pursuant to Section IV.A.iii, payment distributions may be made as soon as this notice is provided. This notice to the Directed

FINAL AGREEMENT 3.25.22

Trustee will include instructions for disbursement of the Annual Payment within fifteen (15) calendar days of July 15, 2022, or at such later time as directed by each Settling State to the Directing Administrator.

5.	Within fifteen (15) calendar days of July 15, 2022 or at such later time as directed by the Directing Administrator, the Directed Trustee shall disburse the amounts due to each Settling State and to its Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement; provided, however, that the Directing Administrator shall instruct the Directed Trustee that any amounts allocated to a Participating Subdivision that has not yet secured dismissal with prejudice of its lawsuit as required under Section VII.C of the Distributor Settlement Agreement shall not be transferred or disbursed until the Participating Subdivision has secured such dismissal.- The Settling Distributors shall notify the Directing Administrator if they believe a Participating Subdivision has not yet secured dismissal with prejudice of its lawsuit as required under Section VII.C of the Distributor Settlement Agreement. If so notified, the Directing Administrator will notify the Participating Subdivision.

6.	Any amounts remaining in the Settlement Fund Escrow for allocations to Subdivisions listed on Exhibit G of the Distributor Settlement Agreement that have not become Participating Subdivisions after all payments for Payment Year 2 are disbursed shall be transferred to the Settlement Fund and disbursed by the Directed Trustee pursuant to the reallocation provided by Section V.D.5 of the Distributor Settlement Agreement.

iv.	The Settlement Fund Administrators shall be also responsible for allocating the Additional Restitution Amount for Payment Year 2 among Settling States listed in Exhibit N of the Distributor Settlement Agreement. The Directing Administrator shall account for the instructions it has received pursuant to Section IV.A.iv, above in directing the Directed Administrator's distribution of this money.

D.	Years 3-18 Annual Payment.

i.	In Payment Years 3-18, the Settlement Fund Administrators shall be responsible for determining the Annual Payment, allocating the Annual Payment among Settling States and Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement, and determining the amount owed by each Settling Distributor.

ii.	The Payment Date for Payment Year 3 and successive Payment Years is July 15 of the third and successive years.

iii.	No later than fifty (50) calendar days prior to the Payment Date, the Directing Administrator shall determine the Annual Payment and the allocations as follows:

1.	The Directing Administrator shall use the data provided to it by the Settling Distributors and the Enforcement Committee, which shall be submitted to the Directing Administrator no later than sixty (60) calendar days prior to the Payment Date, to fulfill its obligations under this Section IV.D and determine the allocations to Settling States and their

FINAL AGREEMENT 3.25.22

Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement.

2.	The Directing Administrator shall determine, for each Settling State, the amount of base and incentive payments to which the State is entitled.

a.	The base payments will be equal to fifty-five percent (55%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States in Exhibit F of the Distributor Settlement Agreement. These payments will be due in installments consistent with Exhibit M of the Distributor Settlement Agreement over the eighteen (18) Payment Years.

b.	The Directing Administrator shall follow the steps outlined in Section IV.F of the Distributor Settlement Agreement to determine each Settling State's eligibility for Incentive Payments A-D, which total up to a maximum of forty-five percent (45%) of the Net Abatement Amount multiplied by the aggregate Overall Allocation Percentage of the Settling States; provided, however, that, with respect to Payment Year 3, Settling States shall have up to the Payment Date to become eligible for Incentive Payment A and thus avoid the reductions set forth in Section XIII of the Distributor Settlement Agreement. If a Settling State enacts a Bar less than sixty (60) calendar days before the Payment Date for Payment Year 3, each Settling Distributor shall pay, within thirty (30) calendar days of the Payment Year 3 Payment Date, its allocable share of the difference between the Annual Payment as calculated by the Directing Administrator and the amount that would have been owed had the Settlement Fund Administrator taken the Bar into account.

3.	The Directing Administrator shall apply any suspensions, offsets, or reductions as specified under Section IV, Section XII, and Section XIII of the Distributor Settlement Agreement, and allocate and track these amounts so that they reduce payments to only those Settling States and their Participating Subdivisions subject to the relevant suspension, offset, or reduction.

4.	The Directing Administrator shall apply any adjustment required as a result of prepayment or significant financial constraint, as specified under Section IV.J and Section IV.K of the Distributor Settlement Agreement.

5.	The Directing Administrator shall determine the amount of any Settlement Fund Administrator costs and fees that exceed the accrued interest in the Settlement Fund and Settlement Fund Escrow, as well as the amounts, if any, of such costs and fees owed by Settling Distributors and out of the Settlement Fund pursuant to Section II.D.ii, above.

6.	The Directing Administrator shall determine the total amount owed by Settling Distributors (including any amounts to be held in the Settlement Fund Escrow pending resolution of a case by a Later Litigating Subdivision as described in Section XII of the Distributor Settlement

FINAL AGREEMENT 3.25.22

Agreement). Payments due from the Settling Distributors will be allocated among the Settling Distributors as follows: McKesson - 38.1%; Amerisource - 31.0%; Cardinal - 30.9%. For the avoidance of doubt, each Settling Distributor's liability for its share of the Annual Payment is several, and not joint. No Settling Distributor shall be responsible for any portion of another Settling Distributor's share.

7.	The Directing Administrator shall allocate the Annual Payment (other than the amount owed for Settlement Fund Administrator costs and fees) within the Settling States. The allocations within each Settling State will be determined pursuant Section V.C, Section V.D and Exhibit G of the Distributor Settlement Agreement, taking into account the instructions it has received pursuant to Section IV.A.iv, above.

a.	If a Settling State and its Participating Subdivisions agree as to the intrastate allocation, the Attorney General's Office in the Settling State shall so inform the Settlement Fund Administrators and such agreement shall satisfy the Directing Administrator's obligations under this Section IV.D.iii.7, provided the Settling Distributors do not object.

8.	No later than fifty (50) calendar days prior to the Payment Date for each Annual Payment, the Directing Administrator shall give notice to the Settling Distributors, the Settling States, the Enforcement Committee, and the Directed Trustee of: (a) the amount of the Annual Payment (including the amount to be allocated to the Settlement Fund Administrators in costs and fees); (b) the amount to be received by each Settling State (specifying the amount of base payment, of each incentive payment, and of each applicable suspension, offset, or reduction); (c) the amount to be received by the separate types of funds for each Settling State (if applicable); and (d) the amount to be received by each Settling State's Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement. The Directing Administrator shall also give notice to each Settling Distributor of the amount of its allocable share of the Annual Payment, including its allocable share of the amount of any Settlement Fund Administrator costs and fees that exceed the available interest accrued in the Settlement Fund. The Directing Administrator's notice to the Directed Trustee will include instructions for disbursement of the Annual Payment within fifteen (15) calendar days of the Payment Date, or at such later time as directed by each Settling State to the Directing Administrator.

9.	Within fifteen (15) calendar days of July 15 of each year or at such later time as directed by the Directing Administrator, the Directed Trustee shall disburse the amounts due to each Settling State and to its Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement; provided, however, that the Directing Administrator shall instruct the Directed Trustee that any amounts allocated to a Participating Subdivision that has not yet secured dismissal with prejudice of its lawsuit as required under Section VII.C of the Distributor Settlement Agreement shall not be transferred or disbursed until the Participating Subdivision has secured such dismissal. The Settling Distributors shall notify the Directing Administrator if they

FINAL AGREEMENT 3.25.22

believe a Participating Subdivision has not yet secured dismissal with prejudice of its lawsuit as required under Section VII.C of the Distributor Settlement Agreement. If so notified, the Directing Administrator will notify the Participating Subdivision.

iv.	The Settlement Fund Administrators shall be also responsible for allocating the Additional Restitution Amount for Payment Year 3 among Settling States listed in Exhibit N of the Distributor Settlement Agreement. The Directing Administrator shall account for the instructions it has received pursuant to Section IV.A.iv, above in directing the Directed Administrator's distribution of this money.

E.	Disputes Regarding the Annual Payment.

i.	Within twenty-one (21) calendar days of the notice provided by the Directing Administrator, any party may dispute, in writing, the calculation of the Annual Payment (including the amount allocated for Settlement Fund Administrator costs and fees), or the amount to be received by a Settling State and/or its Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement. Such disputing party must provide a written notice of dispute to the Settlement Fund Administrators, the Enforcement Committee, any affected Settling State, and the Settling Distributors identifying the nature of the dispute, the amount of money that is disputed, and the Settling State(s) affected. The Directing Administrator will maintain official contact information for providing a notice of dispute.

ii.	Within twenty-one (21) calendar days of the sending of a written notice of dispute, any affected party may submit a response, in writing, to the Settlement Fund Administrators, the Enforcement Committee, any affected Settling State, and the Settling Distributors identifying the basis for disagreement with the notice of dispute.

iii.	If no response is filed, and the Directing Administrator determines the disputing Party is correct, the Directing Administrator shall adjust the amount calculated consistent with the written notice of dispute and accordingly provide updated instructions to the Directed Trustee, and each Settling Distributor shall pay its allocable share of the adjusted amount, collectively totaling that year's Annual Payment, on the Payment Date. If a written response to the written notice of dispute is timely sent to the Settlement Fund Administrators, the Directing Administrator shall notify the Settling Distributors of the preliminary amount to be paid, which shall be the greater of the amount originally calculated by the Directing Administrator or the amount that would be consistent with the notice of dispute, provided, however, that in no circumstances shall the preliminary amount to be paid be higher than the maximum amount of base and Incentive Payments A and D for that Payment Year as set forth on Exhibit M of the Distributor Settlement Agreement. For the avoidance of doubt, a transfer of suspended payments from the Settlement Fund Escrow does not count toward determining whether the amount to be paid is higher than the maximum amount of base and Incentive Payments A and D for that Payment Year as set forth on Exhibit M.

iv.	The Directing Administrator shall instruct the Directed Trustee to place any disputed amount of the preliminary amount paid by the Settling Distributors into the Settlement Fund Escrow and to disburse any undisputed amount to each

FINAL AGREEMENT 3.25.22

Settling State and its Participating Subdivisions listed on Exhibit G of the Distributor Settlement Agreement within fifteen (15) calendar days of the Payment Date or at such later time as directed by each Settling State.

v.	Disputes described in this subsection shall be resolved in accordance with the terms of Section VI.F of the Distributor Settlement Agreement.

vi.	The decisions of the National Arbitration Panel shall be binding on Settling States, Participating Subdivisions, Settling Distributors, and the Settlement Fund Administrators.

F.	Extensions.

i.	The schedule provided for in this Section IV shall be adjusted based on what is practicable. The Settlement Fund Administrators shall provide notice to the Settling Distributors and the Enforcement Committee should the Directing Administrator and/or Directed Trustee believe that the deadlines provided for in this Section IV need to be adjusted. In such a circumstance, the Settlement Fund Administrators, the Settling Distributors, and the Enforcement Committee will meet and confer regarding the appropriate timeline, seeking to balance practical realities with the importance of expediting the receipt of funds by the Settling States and their Participating Subdivisions so that they can be used to provide Opioid Remediation.

ii.	The deadlines in this Section IV may be extended by the written agreement of the Settling Distributors and the Enforcement Committee.

V.	Reporting Obligations

A.	Reporting of Non-Opioid Remediation Uses.

i.	The Directing Administrator shall set up a system to receive and preserve reports from Settling States and Participating Subdivisions that have used monies from the Settlement Fund for purposes that do not qualify as Opioid Remediation, pursuant to Section V.B.2 of the Distributor Settlement Agreement. The Directing Administrator will not require Settling States and Participating Subdivisions without any such uses of money to submit a report, and the Directing Administrator may treat the failure to submit a report as confirmation that a Settling State or Participating Subdivision had no such uses of money.

ii.	Settling States and Participating Subdivisions shall report to the Directing Administrator and the Settling Distributors the amount of funds received from the Settlement Fund used for purposes that do not qualify as Opioid Remediation (pursuant to Section V.B.2 of the Distributor Settlement Agreement). Settling States and Participating Subdivisions' reports to the Directing Administrator and the Settling Distributors shall identify how such funds were used, including if used to pay attorneys' fees, investigation costs, litigation costs, or costs related to the operation and enforcement of the Distributor Settlement Agreement, respectively. Such Settling State or Participating Subdivision shall make such reports to the Directing Administrator and the Settling Distributors with respect to each six-month period ending on June 30 or December 31 of any year in which funds are received from the Settlement Fund. Such Settling State or Participating Subdivision shall make each such report within ninety (90) days of the end of the applicable six-month period.

FINAL AGREEMENT 3.25.22

iii.	The Directing Administrator shall establish a process by December 31, 2022 to make the reporting under this Section V.A available to the public.

B.	Abatement Accounts Fund Reporting.

i.	The Settlement Fund Administrators shall track and assist in the report of the amount of remediation disbursed or applied during each fiscal year, broken down by primary funded strategy category listed in Exhibit E of the Distributor Settlement Agreement (with any permissible common costs prorated among strategies).

ii.	Upon request by any Settling Distributor, the Settlement Fund Administrators shall agree to perform such further acts and to execute and deliver such further documents as may be reasonably necessary for the Settling Distributors to establish the statements set forth in Section V.F of the Distributor Settlement Agreement to the satisfaction of their tax advisors, their independent financial auditors, the Internal Revenue Service, or any other governmental authority, including as contemplated by Treasury Regulations Section 1.162-21(b)(3)(ii) and any subsequently proposed or finalized relevant regulations or administrative guidance.

C.	Qualified Settlement Fund Treatment.

i.	The Settling Distributors and the Settlement Fund Administrators shall agree that the Settlement Fund is intended to be classified as a "qualified settlement fund" within the meaning of Treasury regulations Section 1.468B-1, et seq. (and corresponding or similar provisions of state, local, or foreign law, as applicable). The Settlement Fund Administrators or any independent certified public accounting firm selected by the Settling Distributors to serve as administrator of the Settlement Fund for tax purposes (the "Tax Administrator") shall not take any action or tax position inconsistent with such treatment. The Settlement Fund shall be treated as a qualified settlement fund from the earliest date possible, and the Settling Distributors and the Settlement Fund Administrators shall agree to any relation-back election required to treat the Settlement Fund as a qualified settlement fund from the earliest date possible.

ii.	The Settlement Fund Administrators or the Tax Administrator shall serve as administrator of the Settlement Fund for tax purposes. The Settlement Fund Administrators or Tax Administrator shall (i) obtain federal and state taxpayer identification numbers for the Settlement Fund and provide the same to the Settling Distributors and the Settlement Fund Administrators, (ii) be responsible for all tax reporting, withholding and filing requirements for the Settlement Fund, (iii) provide instructions to the Settling Distributors and Settlement Fund Administrators for the release of sufficient funds from the Settlement Fund to pay all taxes owed by the Settlement Fund in accordance with Treasury regulations Section 1.468B-2 and any applicable state, local or other tax laws, and (iv) send copies of all such tax filings and returns to the Settling Distributors and Settlement Fund Administrators. The Settling Distributors and Settlement Fund Administrators shall provide such cooperation and information as the Tax Administrator may reasonably request in performing the responsibilities set forth in this Section VI.

iii.	Any costs and fees arising from a Tax Administrator shall be allocated evenly among the Settling Distributors. For the avoidance of doubt, each Settling

FINAL AGREEMENT 3.25.22

Distributor's liability for its share of the costs and fees is several, and not joint. No Settling Distributor shall be responsible for any portion of another Settling Distributor's share. For the years that Janssen is also utilizing the Settlement Fund, costs will be divided equally among the four companies.

FINAL AGREEMENT 3.25.22

EXHIBIT M

Settlement Payment Schedule

The below reflects the maximum payment if all States become Settling States and no offsets or reductions pursuant to this Agreement apply.

The text of this Agreement explains the terms, conditions, and underlying calculations for each of these Payments.

	Payment 1	Payment 2	Payment 3	Payment 4	Payment 5	Payment 6	Payment 7	Payment 8	Payment 9	Payment 10	Payment 11	Payment 12	Payment 13	Payment 14	Payment 15	Payment 16	Payment 17	Payment 18	Total
Resitution/Abatement	$792,612,857.89	$832,997,473.28	$832,997,473.28	$1,042,614,337.16	$1,042,614,337.15	$1,042,614,337.15	$1,042,614,337.15	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$18,554,013,691.11
Base	$458,881,128.25	$482,261,695.06	$482,261,695.06	$603,618,826.78	$603,618,826.77	$562,304,221.38	$562,304,221.38	$668,613,860.15	$668,613,860.15	$668,613,860.15	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$555,451,916.87	$10,204,707,530.09
Bonus A	$333,731,729.64	$350,735,778.22	$350,735,778.22	$438,995,510.38	$438,995,510.38	$408,948,524.64	$408,948,524.64	$486,264,625.57	$486,264,625.57	$486,264,625.57	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$403,965,030.45	$7,421,605,476.43
Bonus B	$208,582,331.02	$219,209,861.39	$219,209,861.39	$274,372,193.99	$274,372,193.99	$255,592,827.90	$255,592,827.90	$303,915,390.98	$303,915,390.98	$303,915,390.98	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$252,478,144.03	$4,638,503,422.77
Bonus C	$125,149,398.61	$131,525,916.83	$131,525,916.83	$164,623,316.39	$164,623,316.39	$153,355,696.74	$153,355,696.74	$182,349,234.59	$182,349,234.59	$182,349,234.59	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$151,486,886.42	$2,783,102,053.66
Bonus D						$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$71,361,591.12	$927,700,684.60

Additional Restitution Amount	$64,615,384.62	$113,076,923.08	$105,000,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$282,692,307.70
State Cost Fund	$56,538,461.54	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$56,538,461.54
State Outside Counsel Fee Fund	$136,044,378.70	$129,230,769.23	$17,417,159.76	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$282,692,307.70
Attorney Fee Fund	$136,044,378.70	$150,934,911.25	$270,825,443.80	$183,625,739.68	$183,625,739.69	$183,625,739.69	$183,625,739.69	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$1,292,307,692.51
MDL Expense Fund	$40,384,615.39	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$40,384,615.39
Litigating Subdivision Cost Fund	$40,000,000.00	$40,000,000.00	$40,000,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$120,000,000.00
Total Payment	$1,266,240,076.84	$1,266,240,076.84	$1,266,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,226,240,076.84	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$1,030,778,538.44	$20,628,629,075.93	Max After Credit
																			$491,370,923.07	Tribal/W. Va. Credit
																			$21,119,999,999.00	Global Settlement Amount

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FINAL AGREEMENT 3.25.22

EXHIBIT N

Additional Restitution Amount Allocation

American Samoa	0.0269444247%
Arizona	3.6430210329%
California	16.2669545320%
Colorado	2.7085512198%
Connecticut	2.1096636070%
District of Columbia	0.3322525916%
Guam	0.0804074609%
Illinois	5.4255643065%
Iowa	1.2999070108%
Kansas	1.3410510698%
Louisiana	2.3525361878%
Maine	0.9038789471%
Maryland	3.2974316916%
Massachusetts	3.6093694218%
Minnesota	2.1790874099%
Missouri	3.1849331362%
N. Mariana Islands	0.0285222675%
Nebraska	0.7246475605%
New Jersey	4.3741379541%
New York	9.7303039729%
North Carolina	5.1803544928%
North Dakota	0.3171626484%
Oregon	2.2051475878%
Pennsylvania	7.0279415168%
Tennessee	4.2216179010%
Texas	10.4894528864%
Virgin Islands	0.0544915651%
Virginia	3.7333854452%
Wisconsin	2.8360231633%
Wyoming	0.3152569876%

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FINAL AGREEMENT 3.25.22

EXHIBIT O

Adoption of a State-Subdivision Agreement

A State-Subdivision Agreement shall be applied if it meets the requirements of Section V and is approved by the State and by the State's Subdivisions as follows:

1.  Requirements for Approval. A State-Subdivision Agreement shall be agreed when it has been approved by the State and either (a) Subdivisions whose aggregate "Population Percentages," determined as set forth below, total more than sixty percent (60%), or (b) Subdivisions whose aggregate Population Percentages total more than fifty percent (50%) provided that these Subdivisions also represent fifteen percent (15%) or more of the State's counties or parishes (or, in the case of Settling States whose counties and parishes that do not function as local governments, fifteen percent (15%) of or more of the Settling State's General Purpose Governments that qualify as Subdivisions), by number.

2.  Approval Authority. Approval by the State shall be by the Attorney General. Approval by a Subdivision shall be by the appropriate official or legislative body pursuant to the required procedures for that Subdivision to agree to a legally binding settlement.

3.  Population Percentage Calculation. For purposes of this Exhibit O only, Population Percentages shall be determined as follows: For States with functional counties or parishes18, the Population Percentage of each county or parish shall be deemed to be equal to (a) (1) two hundred percent (200%) of the population of such county or parish, minus (2) the aggregate population of all Primary Incorporated Municipalities located in such county or parish, divided by (b) two hundred percent (200%) of the State's population. A "Primary Incorporated Municipality" means a city, town, village or other municipality incorporated under applicable state law with a population of at least 25,000 that is not located within another incorporated municipality. The Population Percentage of each Primary Incorporated Municipality shall be equal to its population (including the population of any incorporated or unincorporated municipality located therein) divided by two hundred percent (200%) of the State's population; provided that the Population Percentage of a Primary Incorporated Municipality that is not located within a county shall be equal to two hundred percent (200%) of its population (including the population of any incorporated or unincorporated municipality located therein) divided by two hundred percent (200%) of the State's population. For all States that do not have functional counties or parishes, the Population Percentage of each General Purpose Government (including any incorporated or unincorporated municipality located therein), shall be equal to its population divided by the State's population.

4.  Preexisting Agreements and Statutory Provisions. A State may include with the notice to its Subdivisions an existing agreement, a proposed agreement, or statutory provisions regarding the distribution and use of settlement funds and have the acceptance of such an agreement or statutory provision be part of the requirements to be an Initial Participating Subdivision.

18 Certain states do not have counties or parishes that have functional governments, including: Alaska, Connecticut, Massachusetts, Rhode Island, and Vermont.

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FINAL AGREEMENT 3.25.22

5.  Revised Agreements. A State-Subdivision Agreement that has been revised, supplemented, or refined shall be applied if it meets the requirements of Section V and is approved by the State and by the State's Subdivisions pursuant to the terms above.

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FINAL AGREEMENT 3.25.22

EXHIBIT P

Injunctive Relief

I.                   INTRODUCTION

A.	Within ninety (90) days of the Effective Date unless otherwise set forth herein, each Injunctive Relief Distributor shall implement the injunctive relief terms set forth in Sections II through XIX (the "Injunctive Relief Terms") in its Controlled Substance Monitoring Program ("CSMP").

B.	The Effective Date of these Injunctive Relief Terms shall be defined by Section I.P of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

II.                TERM AND SCOPE

A.	The duration of the Injunctive Relief Terms contained in Sections IV through XVI shall be ten (10) years from the Effective Date.

B.	McKesson Corporation, Cardinal Health, Inc., and AmerisourceBergen Corporation are referred to collectively throughout these Injunctive Relief Terms as the "Injunctive Relief Distributors" or individually as an "Injunctive Relief Distributor." Each Injunctive Relief Distributor is bound by the terms herein.

C.	The requirements contained in Sections VIII through XV shall apply to the distribution of Controlled Substances to Customers by each Injunctive Relief Distributor's Full-Line Wholesale Pharmaceutical Distribution Business, including by any entities acquired by the Injunctive Relief Distributors that are engaged in the Full-Line Wholesale Pharmaceutical Distribution Business. The prior sentence is not limited to activity physically performed at each Injunctive Relief Distributor's distribution centers and includes activity covered by the prior sentence performed by each Injunctive Relief Distributor at any physical location, including at its corporate offices or at the site of a Customer with respect to Sections III through XV.

III.             DEFINITIONS

A.	"Audit Report." As defined in Section XVIII.H.3.

B.	"Chain Customers." Chain retail pharmacies that have centralized corporate headquarters and have multiple specific retail pharmacy locations from which Controlled Substances are dispensed to individual patients.

C.	"Chief Diversion Control Officer." As defined in Section IV.A.

D.	"Clearinghouse." The system established by Section XVII.

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E.	"Clearinghouse Advisory Panel." As defined in Section XVII.B.4.

F.	"Controlled Substances." Those substances designated under schedules II-V pursuant to the federal Controlled Substances Act and the laws and regulations of the Settling States that incorporate federal schedules II-V. For purposes of the requirements of the Injunctive Relief Terms, Gabapentin shall be treated as a Controlled Substance, except for purposes of Section XII for Customers located in States that do not regulate it as a controlled substance or similar designation (e.g., drug of concern).

G.	"Corrective Action Plan." As defined in Section XIX.B.7.b.

H.	"CSMP." As defined in Section I.A.

I.	"CSMP Committee." As defined in Section VI.A.

J.	"Customers." Refers collectively to current, or where applicable potential, Chain Customers and Independent Retail Pharmacy Customers. "Customers" do not include long-term care facilities, hospital pharmacies, and pharmacies that serve exclusively inpatient facilities.

K.	"Data Security Event." Refers to any compromise, or threat that gives rise to a reasonable likelihood of compromise, by unauthorized access or inadvertent disclosure impacting the confidentiality, integrity, or availability of Dispensing Data.

L.	"Dispensing Data." Includes, unless altered by the Clearinghouse Advisory Panel: (i) unique patient IDs; (ii) patient zip codes; (iii) the dates prescriptions were dispensed; (iv) the NDC numbers of the drugs dispensed; (v) the quantities of drugs dispensed; (vi) the day's supply of the drugs dispensed; (vii) the methods of payment for the drugs dispensed; (viii) the prescribers' names; (ix) the prescribers' NPI or DEA numbers; and (x) the prescribers' zip codes or addresses. The Clearinghouse will be solely responsible for collecting Dispensing Data.

M.	"Draft Report." As defined in Section XVIII.H.1.

N.	"Effective Date." As defined in Section I.B.

O.	"Full-Line Wholesale Pharmaceutical Distribution Business." Activity engaged in by distribution centers with a primary business of supplying a wide range of branded, generic, over-the-counter and specialty pharmaceutical products to Customers.

P.	"Highly Diverted Controlled Substances." Includes: (i) oxycodone; (ii) hydrocodone; (iii) hydromorphone; (iv) tramadol; (v) oxymorphone; (vi) morphine; (vii) methadone; (viii) carisoprodol; (ix) alprazolam; and (x) fentanyl. The Injunctive Relief Distributors shall confer annually and review this list to determine whether changes are appropriate and shall add Controlled Substances to

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the list of Highly Diverted Controlled Substances as needed based on information provided by the DEA and/or other sources related to drug diversion trends. The Injunctive Relief Distributors shall notify the State Compliance Review Committee and the Monitor of any additions to the list of Highly Diverted Controlled Substances. Access to Controlled Substances predominately used for Medication-Assisted Treatment shall be considered when making such additions.

Q.	"Independent Retail Pharmacy Customers." Retail pharmacy locations that do not have centralized corporate headquarters and dispense Controlled Substances to individual patients.

R.	"Injunctive Relief Distributors." As defined in Section II.B.

S.	"Injunctive Relief Terms." As defined in Section I.A.

T.	"Monitor." As defined in Section XVIII.A.

U.	"National Arbitration Panel." As defined by Section I.GG of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

V.	"NDC." National Drug Code.

W.	"non-Controlled Substance." Prescription medications that are not Controlled Substances.

X.	"Notice of Potential Violation." As defined in Section XIX.B.2.

Y.	"Order." A unique Customer request on a specific date for (i) a certain amount of a specific dosage form or strength of a Controlled Substance or (ii) multiple dosage forms and/or strengths of a Controlled Substance. For the purposes of this definition, each line item on a purchasing document or DEA Form 222 is a separate order, except that a group of line items either in the same drug family or DEA base code (based upon the structure of a Injunctive Relief Distributor's CSMP) may be considered to be a single order.

Z.	"Pharmacy Customer Data." Aggregated and/or non-aggregated data provided by the Customer for a 90-day period.

1.	To the extent feasible based on the functionality of a Customer's pharmacy management system, Pharmacy Customer Data shall contain (or, in the case of non-aggregated data, shall be sufficient to determine) the following:

a)	A list of the total number of prescriptions and dosage units for each NDC for all Controlled Substances and non-Controlled Substances;

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b)	A list of the top five prescribers of each Highly Diverted Controlled Substance by dosage volume and the top ten prescribers of all Highly Diverted Controlled Substances combined by dosage volume. For each prescriber, the data shall include the following information:

(1)	Number of prescriptions and doses prescribed for each Highly Diverted Controlled Substance NDC;

(2)	Number of prescriptions for each unique dosage amount (number of pills per prescription) for each Highly Diverted Controlled Substance NDC;

(3)	Prescriber name, DEA registration number, and address; and

(4)	Medical practice/specialties, if available;

c)	Information on whether the method of payment was cash for (a) Controlled Substances, and (b) non-Controlled Substances; and

d)	Information on top ten patient residential areas by five-digit ZIP code prefix for filled Highly Diverted Controlled Substances by dosage volume, including number of prescriptions and doses for each Highly Diverted Controlled Substance NDC.

2.	Injunctive Relief Distributors are not required to obtain Pharmacy Customer Data for all Customers. Pharmacy Customer Data only needs to be obtained under circumstances required by the Injunctive Relief Terms and the applicable CSMP policies and procedures. Each Injunctive Relief Distributor's CSMP policies and procedures shall describe the appropriate circumstances under which and methods to be used to obtain and analyze Pharmacy Customer Data.

3.	Injunctive Relief Distributors shall only collect, use, disclose or retain Pharmacy Customer Data consistent with applicable federal and state privacy and consumer protections laws. Injunctive Relief Distributors shall not be required to collect, use, disclose or retain any data element that is prohibited by law or any element that would require notice to or consent from the party who is the subject of the data element, including, but not limited to, a third party (such as a prescriber) to permit collection, use, disclosure and/or retention of the data.

AA.	"Potential Violation." As defined in Section XIX.B.1.

BB.	"Reporting Periods." As defined in Section XVIII.C.1.

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CC.	"Settling State." As defined by Section I.OOO of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

DD.	"State Compliance Review Committee." The initial State Compliance Review Committee members are representatives from the Attorneys General Offices of Connecticut, Florida, New York, North Carolina, Tennessee, and Texas. The membership of the State Compliance Review Committee may be amended at the discretion of the Settling States.

EE.	"Suspicious Orders." As defined under federal law and regulation and the laws and regulations of the Settling States that incorporate the federal Controlled Substances Act. Suspicious Orders currently include, but are not limited to, orders of unusual size, orders deviating substantially from a normal pattern, and orders of unusual frequency.

FF.	"Threshold." The total volume of a particular drug family, DEA base code, or a particular formulation of a Controlled Substance that an Injunctive Relief Distributor shall allow a Customer to purchase in any particular period. This term may be reassessed during Phase 2-B of the Clearinghouse.

GG.	"Third Party Request." A request from an entity other than an Injunctive Relief Distributor, a Settling State, or the Monitor pursuant to a subpoena, court order, data practices act, freedom of information act, public information act, public records act, or similar law.

HH.	"Top Prescriber." A prescriber who, for a Customer, is either (i) among the top five (5) prescribers of each Highly Diverted Controlled Substance or (ii) among the top ten (10) prescribers of Highly Diverted Controlled Substances combined, as determined from the most recent Pharmacy Customer Data for that Customer.

IV.             CSMP PERSONNEL

A.	Each Injunctive Relief Distributor shall establish or maintain the position of Chief Diversion Control Officer, or other appropriately titled position, to oversee the Injunctive Relief Distributor's CSMP. The Chief Diversion Control Officer shall have appropriate experience regarding compliance with the laws and regulations concerning Controlled Substances, in particular laws and regulations requiring effective controls against the potential diversion of Controlled Substances. The Chief Diversion Control Officer shall report directly to either the senior executive responsible for U.S. pharmaceutical distribution or the most senior legal officer at the Injunctive Relief Distributor.

B.	The Chief Diversion Control Officer shall be responsible for the approval of material revisions to the CSMP.

C.	The Chief Diversion Control Officer shall provide at least quarterly reports to the CSMP Committee regarding the Injunctive Relief Distributor's operation of the

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CSMP, including the implementation of any changes to the CSMP required by these Injunctive Relief Terms.

D.	An Injunctive Relief Distributor's CSMP functions, including, but not limited to, the onboarding and approval of new Customers for the sale of Controlled Substances, setting and adjusting Customer Thresholds for Controlled Substances, terminating or suspending Customers, and submitting Suspicious Orders and other reports to Settling States (or the Clearinghouse, when operational), but excluding support necessary to perform these functions, shall be conducted exclusively by the Injunctive Relief Distributor's CSMP personnel or qualified third-party consultants.

E.	Staffing levels of each Injunctive Relief Distributor's CSMP department shall be reviewed periodically, but at least on an annual basis, by the Injunctive Relief Distributor's CSMP Committee. This review shall include consideration of relevant developments in technology, law, and regulations to ensure the necessary resources are in place to carry out the program in an effective manner.

F.	Personnel in an Injunctive Relief Distributor's CSMP department shall not report to individuals in an Injunctive Relief Distributor's sales department, and sales personnel shall not be authorized to make decisions regarding the promotion, compensation, demotion, admonition, discipline, commendation, periodic performance reviews, hiring, or firing of CSMP personnel.

G.	The CSMP policies and procedures shall be published in a form and location readily accessible to all CSMP personnel at each Injunctive Relief Distributor.

V.                 INDEPENDENCE

A.	For each Injunctive Relief Distributor, sales personnel compensated with commissions shall not be compensated based on revenue or profitability targets or expectations for sales of Controlled Substances. However, each Injunctive Relief Distributor's personnel may, as applicable, be compensated (including incentive compensation) based on formulas that include total sales for all of the Injunctive Relief Distributor's products, including Controlled Substances. The compensation of sales personnel shall not include incentive compensation tied solely to sales of Controlled Substances.

B.	For any Injunctive Relief Distributor personnel who are compensated at least in part based on Customer sales, the Injunctive Relief Distributor shall ensure the compensation of such personnel is not decreased by a CSMP-related suspension or termination of a Customer or as a direct result of the reduction of sales of Controlled Substances to a Customer pursuant to the CSMP.

C.	The Injunctive Relief Distributors' sales personnel shall not be authorized to make decisions regarding the implementation of CSMP policies and procedures, the design of the CSMP, the setting or adjustment of Thresholds, or other actions taken pursuant to the CSMP, except sales personnel must provide information

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regarding compliance issues to CSMP personnel promptly. The Injunctive Relief Distributors' sales personnel are prohibited from interfering with, obstructing, or otherwise exerting control over any CSMP department decision-making.

D.	Each Injunctive Relief Distributor shall review its compensation and non- retaliation policies and, if necessary, modify and implement changes to those policies to effectuate the goals of, and incentivize compliance with, the CSMP.

E.	Each Injunctive Relief Distributor shall maintain a telephone, email, and/or web- based "hotline" to permit employees and/or Customers to anonymously report suspected diversion of Controlled Substances or violations of the CSMP, Injunctive Relief Distributor company policy related to the distribution of Controlled Substances, or applicable law. Each Injunctive Relief Distributor shall share the hotline contact information with their employees and Customers. Each Injunctive Relief Distributor shall maintain all complaints made to the hotline, and document the determinations and bases for those determinations made in response to all complaints.

VI.             OVERSIGHT

A.	To the extent not already established, each Injunctive Relief Distributor shall establish a committee that includes senior executives with responsibility for legal, compliance, distribution and finance to provide oversight over its CSMP (the "CSMP Committee"). The Chief Diversion Control Officer shall be a member of the CSMP Committee. The CSMP Committee shall not include any employee(s) or person(s) performing any sales functions on behalf of the Injunctive Relief Distributor; provided that service on the CSMP Committee by any senior executives listed in this paragraph whose responsibilities may include, but are not limited to, management of sales functions shall not constitute a breach of the Injunctive Relief Terms.

B.	Each Injunctive Relief Distributor's CSMP Committee shall have regular meetings during which the Chief Diversion Control Officer shall present to the CSMP Committee with respect to, and the CSMP Committee shall evaluate, among other things: (1) any material modifications and potential enhancements to the CSMP including, but not limited to, those relating to Customer due diligence and Suspicious Order monitoring and reporting; (2) any significant new national and regional diversion trends involving Controlled Substances; (3) the Injunctive Relief Distributor's adherence to the CSMP policies and procedures, the Injunctive Relief Terms, and applicable laws and regulations governing the distribution of Controlled Substances; and (4) any technology, staffing, or other resource needs for the CSMP. The CSMP Committee shall have access to all CSMP reports. The CSMP Committee will review and approve the specific metrics used to identify the Red Flags set forth in Section VIII.

C.	On a quarterly basis, each Injunctive Relief Distributor's CSMP Committee shall send a written report to the Injunctive Relief Distributor's Chief Executive, Chief

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Financial, and Chief Legal Officer, as well as its Board of Directors, addressing: (1) the Injunctive Relief Distributor's substantial adherence to the CSMP policies and procedures, the Injunctive Relief Terms, and applicable laws and regulations governing the distribution of Controlled Substances; (2) recommendations as appropriate about the allocation of resources to ensure the proper functioning of the Injunctive Relief Distributor's CSMP; and (3) significant revisions to the CSMP. The Board of Directors or a committee thereof at each Injunctive Relief Distributor shall document in its minutes its review of the quarterly CSMP Committee reports.

D.	To the extent not already established, the Board of Directors of each Injunctive Relief Distributor shall establish its own compliance committee (the "Board Compliance Committee") to evaluate, at a minimum, and on a quarterly basis: (1) the CSMP Committee's written reports; (2) the Injunctive Relief Distributor's substantial adherence to the CSMP policies and procedures, the Injunctive Relief Terms, and applicable laws and regulations governing the distribution of Controlled Substances; (3) the Injunctive Relief Distributor's code of conduct and any whistleblower reporting policies, including those prescribed by Section V.E; and (4) any significant regulatory and/or government enforcement matters within the review period relating to the distribution of Controlled Substances. An Injunctive Relief Distributor meets this requirement if it established, prior to the Effective Date, multiple committees of its Board of Directors that together have responsibilities outlined in this paragraph.

E.	The Board Compliance Committee shall have the authority to: (1) require management of the Injunctive Relief Distributor to conduct audits on any CSMP or legal and regulatory concern pertaining to Controlled Substances distribution, and to update its full Board of Directors on those audits; (2) to commission studies, reviews, reports, or surveys to evaluate the Injunctive Relief Distributor's CSMP performance; (3) request meetings with the Injunctive Relief Distributor's management and CSMP staff; and (4) review the appointment, compensation, performance, and replacement of the Injunctive Relief Distributor's Chief Diversion Control Officer.

VII.          MANDATORY TRAINING

A.	Each Injunctive Relief Distributor shall require all new CSMP personnel to attend trainings on its CSMP, its obligations under the Injunctive Relief Terms, and its duties with respect to maintaining effective controls against potential diversion of Controlled Substances and reporting Suspicious Orders pursuant to state and federal laws and regulations prior to conducting any compliance activities for the Injunctive Relief Distributor without supervision.

B.	Each Injunctive Relief Distributor shall provide annual trainings to CSMP personnel on its CSMP, its obligations under the Injunctive Relief Terms, and its duties to maintain effective controls against potential diversion of Controlled

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Substances and report Suspicious Orders pursuant to state and federal laws and regulations.

C.	On an annual basis, each Injunctive Relief Distributor shall test its CSMP personnel on their knowledge regarding its CSMP, its obligations under the Injunctive Relief Terms, and its duties to maintain effective controls against potential diversion of Controlled Substances and to report Suspicious Orders pursuant to state and federal laws and regulations.

D.	Each Injunctive Relief Distributor shall train all third-party compliance consultants (defined as non-employees who are expected to devote fifty percent (50%) or more of their time to performing work related to the Injunctive Relief Distributor's CSMP, excluding information technology consultants not engaged in substantive functions related to an Injunctive Relief Distributor's CSMP) performing compliance functions for the Injunctive Relief Distributor in the same manner as the Injunctive Relief Distributor's CSMP personnel.

E.	At least every three (3) years in the case of existing employees, and within the first six months of hiring new employees, each Injunctive Relief Distributor shall require operations, sales, and senior executive employees to attend trainings on its CSMP, its obligations under the Injunctive Relief Terms, the hotline established in Section V.E, and its duties to maintain effective controls against potential diversion of Controlled Substances and report Suspicious Orders pursuant to state and federal laws and regulations.

VIII.       RED FLAGS

A.	Within one hundred and twenty days (120) of the Effective Date, each Injunctive Relief Distributor shall, at a minimum, apply specific metrics to identify the potential Red Flags described in Section VIII.D with respect to Independent Retail Pharmacy Customers. For Chain Customers, the metrics used to identify the Red Flags described in Section VIII.D may be adjusted based on the specific business model and supplier relationships of the Chain Customer.

B.	Each Injunctive Relief Distributor shall evaluate and, if necessary, enhance or otherwise adjust the specific metrics it uses to identify Red Flags set forth in Section VIII.D.

C.	Each Injunctive Relief Distributor shall provide annually to the Monitor the specific metrics it uses to identify Red Flags as set forth in Section VIII.D. The Monitor shall review the metrics used to identify Red Flags as set forth in Section VIII.D to assess whether the metrics are reasonable. The Monitor may, at its discretion, suggest revisions to the metrics in the annual Audit Report as part of the Red Flags Review set forth in Section XVIII.F.3.f. Each Injunctive Relief Distributor may rely on its specific metrics to comply with the requirements of Section VIII unless and until the Monitor proposes a revised metric in connection with Section XVIII.H.

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D.	For purposes of the Injunctive Relief Terms, "Red Flags" are defined as follows:

1.	Ordering ratio of Highly Diverted Controlled Substances to non-Controlled Substances: Analyze the ratio of the order volume of all Highly Diverted Controlled Substances to the order volume of all non-Controlled Substances to identify Customers with significant rates of ordering Highly Diverted Controlled Substances.

2.	Ordering ratio of Highly Diverted Controlled Substance base codes or drug families to non-Controlled Substances: Analyze the ratio of the order volume of each Highly Diverted Controlled Substance base code or drug family to the total order volume of all non-Controlled Substances to identify Customers with significant rates of ordering each Highly Diverted Controlled Substance base code or drug family.

3.	Excessive ordering growth of Controlled Substances: Analyze significant increases in the ordering volume of Controlled Substances using criteria to identify customers that exhibit percentage growth of Controlled Substances substantially in excess of the percentage growth of non-Controlled Substances.

4.	Unusual formulation ordering: Analyze ordering of Highly Diverted Controlled Substances to identify customers with significant ordering of high-risk formulations. High-risk formulations include, but are not limited to, 10mg hydrocodone, 8mg hydromorphone, 2mg alprazolam, single-ingredient buprenorphine (i.e., buprenorphine without naloxone), and highly-abused formulations of oxycodone. On an annual basis (or as otherwise necessary), high-risk formulations of Highly Diverted Controlled Substances may be added, removed, or revised based on the Injunctive Relief Distributors' assessment and regulatory guidance.

5.	Out-of-area patients: Analyze Pharmacy Customer Data or Dispensing Data to assess volume of prescriptions for Highly Diverted Controlled Substances for out-of-area patients (based on number of miles traveled between a patient's zip code and the pharmacy location, depending on the geographic area of interest) taking into consideration the percentage of out-of-area patients for non-Controlled Substances.

6.	Cash prescriptions: Analyze Pharmacy Customer Data or Dispensing Data to assess percentage of cash payments for purchases of Controlled Substances taking into consideration the percentage of cash payments for purchases of non-Controlled Substances.

7.	Prescriber activity of Customers: Analyze Pharmacy Customer Data or Dispensing Data to identify Customers that are dispensing Highly Diverted Controlled Substance prescriptions for Top Prescribers as follows:

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a)	Top Prescribers representing a significant volume of dispensing where the prescriber's practice location is in excess of 50 miles from the pharmacy ("out-of-area"), relative to the percentage of out-of-area prescriptions for non-Controlled Substances.

b)	Top Prescribers representing prescriptions for the same Highly Diverted Controlled Substances in the same quantities and dosage forms indicative of pattern prescribing (e.g., a prescriber providing many patients with the same high-dose, high-quantity supply of 30mg oxycodone HCL prescription without attention to the varying medical needs of the prescriber's patient population).

c)	Top Prescribers where the top five (5) or fewer prescribers represent more than fifty percent (50%) of total prescriptions for Highly Diverted Controlled Substances during a specified period.

8.	Public regulatory actions against Customers: Review information retrieved from companies that provide licensing and disciplinary history records (e.g., LexisNexis), and/or other public sources, including governmental entities, showing that the Customer, pharmacists working for that Customer, or the Customer's Top Prescribers have been subject, in the last five (5) years, to professional disciplinary sanctions regarding the dispensing or handling of Controlled Substances or law enforcement action related to Controlled Substances diversion. Continued licensing by a relevant state agency may be considered, but shall not be dispositive, in resolving the Red Flag. For Chain Customer locations, representations from each Chain Customer that it reviews its pharmacists' licensing statuses annually and for the regulatory actions described in this paragraph has either (i) taken appropriate employment action, or (ii) disclosed the regulatory action to the Injunctive Relief Distributor, may be considered in resolving the Red Flag.

9.	Customer termination data: Review information from the Injunctive Relief Distributor's due diligence files and, when operable, from the Clearinghouse, subject to Section VIII.F, regarding Customers that have been terminated from ordering Controlled Substances by another distributor due to concerns regarding Controlled Substances.

E.	For any Red Flag evaluation in Section VIII.D that may be performed using Pharmacy Customer Data or Dispensing Data, an Injunctive Relief Distributor will analyze the Red Flag using Pharmacy Customer Data, to the extent feasible based on the functionality of a Customer's pharmacy management system, until Dispensing Data is collected and analyzed by the Clearinghouse as described in Section XVII. Until Dispensing Data is collected and analyzed by the Clearinghouse, an Injunctive Relief Distributor may satisfy the Red Flag evaluations in Sections VIII.D.5 through VIII.D.7 by engaging in considerations of out-of-area patients, cash payments for prescriptions and Top Prescribers

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without satisfying the specific requirements of Sections VIII.D.5 through VIII.D.7. In the event that the Clearinghouse is not collecting and analyzing Dispensing Data within two years of the Effective Date, the Injunctive Relief Distributors and the State Compliance Review Committee shall meet and confer to consider alternatives for the performance of the analysis required by Sections VIII.D.5 through VIII.D.7 using Pharmacy Customer Data.

F.	As provided for in Section XVII.C.4, the foregoing Red Flag evaluations may be performed by the Clearinghouse and reported to the relevant Injunctive Relief Distributors.

G.	The Injunctive Relief Distributors and the State Compliance Review Committee shall work in good faith to identify additional potential Red Flags that can be derived from the data analytics to be performed by the Clearinghouse.

IX.             ONBOARDING

A.	For each Injunctive Relief Distributor, prior to initiating the sale of Controlled Substances to a potential Customer, a member of the Injunctive Relief Distributor's CSMP department (or a qualified third-party compliance consultant trained on the Injunctive Relief Distributor's CSMP) shall perform the following due diligence:

1.	Interview the pharmacist-in-charge, either over the telephone, via videoconference, or in person. The interview shall include questions regarding the manner in which the potential Customer maintains effective controls against the potential diversion of Controlled Substances.

2.	Obtain a "Pharmacy Questionnaire" completed by the owner and/or pharmacist-in-charge of the potential Customer. The Pharmacy Questionnaire shall require going-concern potential Customers to list their top ten (10) prescribers for Highly Diverted Controlled Substances combined, along with the prescriber's specialty, unless the Injunctive Relief Distributor is able to obtain this data otherwise. The Pharmacy Questionnaire shall also require disclosure of the identity of all other distributors that serve the potential Customer, and whether the potential Customer has been terminated or suspended from ordering Controlled Substances by another distributor and the reason for any termination or suspension. The Pharmacy Questionnaire shall request information that would allow the Injunctive Relief Distributor to identify Red Flags, including questions regarding the manner in which the potential Customer maintains effective controls against the potential diversion of Controlled Substances. A potential Customer's responses to the Pharmacy Questionnaire shall be verified, to the extent applicable and practicable, against external sources (for example, the Clearinghouse, once operational, and Automation of Reports and Consolidated Orders System ("ARCOS") data made available to the Injunctive Relief Distributor by the

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DEA). The Pharmacy Questionnaire shall be maintained by the Injunctive Relief Distributor in a database accessible to its CSMP personnel.

3.	Complete a written onboarding report to be maintained in a database accessible to the Injunctive Relief Distributor's CSMP personnel reflecting the findings of the interview and any site visit, the findings regarding the identification of and, if applicable, conclusion concerning any Red Flag associated with the pharmacy, as well as an analysis of the Pharmacy Questionnaire referenced in the preceding paragraph.

4.	For going-concern potential Customers, review Pharmacy Customer Data to assist with the identification of any Red Flags.

5.	Document whether the potential Customer or the pharmacist-in-charge has been subject to any professional disciplinary sanctions or law enforcement activity related to Controlled Substances dispensing, and, if so, the basis for that action. For Chain Customers, this provision shall apply to the potential specific pharmacies in question.

B.	For Chain Customers, each Injunctive Relief Distributor may obtain the information in Section IX.A from a corporate representative of the Chain Customer.

C.	In the event that an Injunctive Relief Distributor identifies one or more unresolved Red Flags or other information indicative of potential diversion of Controlled Substances through the onboarding process or otherwise, the Injunctive Relief Distributor shall refrain from selling Controlled Substances to the potential Customer pending additional due diligence. If following additional due diligence, the Injunctive Relief Distributor is unable to resolve the Red Flags or other information indicative of diversion, the Injunctive Relief Distributor shall not initiate the sale of Controlled Substances to the potential Customer and shall report the potential Customer consistent with Section XIV. If the Injunctive Relief Distributor determines that the potential Customer may be onboarded for the sale of Controlled Substances, the Injunctive Relief Distributor shall document the decision and the bases for its decision. Such a good faith determination, if documented, shall not serve, without more, as the basis of a future claim of non- compliance with the Injunctive Relief Terms. For Chain Customers, these provisions shall apply to the potential specific pharmacies in question.

X.                 ONGOING DUE DILIGENCE

A.	Each Injunctive Relief Distributor shall periodically review its procedures and systems for detecting patterns or trends in Customer order data or other information used to evaluate whether a Customer is maintaining effective controls against diversion.

B.	Each Injunctive Relief Distributor shall conduct periodic proactive compliance reviews of its Customers' performance in satisfying their corresponding

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responsibilities to maintain effective controls against the diversion of Controlled Substances.

C.	Each Injunctive Relief Distributor shall review ARCOS data made available to it by the DEA and, once operational, by the Clearinghouse, to assist with Customer specific due diligence. For Chain Customers, this provision shall apply to the potential specific pharmacies in question.

D.	Each Injunctive Relief Distributor shall conduct due diligence as set forth in its CSMP policies and procedures in response to concerns of potential diversion of Controlled Substances at its Customers. For Chain Customers, these provisions shall apply to the specific pharmacies in question. The due diligence required by an Injunctive Relief Distributor's CSMP policies and procedures may depend on the information or events at issue. The information or events raising concerns of potential diversion of Controlled Substances at a Customer include but are not limited to:

1.	The discovery of one or more unresolved Red Flags;

2.	The receipt of information directly from law enforcement or regulators concerning potential diversion of Controlled Substances at or by a Customer;

3.	The receipt of information concerning the suspension or revocation of pharmacist's DEA registration or state license related to potential diversion of Controlled Substances;

4.	The receipt of reliable information through the hotline established in Section V.E concerning suspected diversion of Controlled Substances at the Customer;

5.	The receipt of reliable information from another distributor concerning suspected diversion of Controlled Substances at the Customer; or

6.	Receipt of other reliable information that the Customer is engaged in conduct indicative of diversion or is failing to adhere to its corresponding responsibility to prevent the diversion of Highly Diverted Controlled Substances.

E.	On an annual basis, each Injunctive Relief Distributor shall obtain updated pharmacy questionnaires from five hundred (500) Customers to include the following:

1.	The top 250 Customers by combined volume of Highly Diverted Controlled Substances purchased from the Injunctive Relief Distributor measured as of the end of the relevant calendar year; and

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2.	Additional Customers selected as a representative sample of various geographic regions, customer types (Independent Retail Pharmacy Customers and Chain Customers), and distribution centers. Each Injunctive Relief Distributor's Chief Diversion Control Officer shall develop risk-based criteria for the sample selection.

F.	Scope of Review

1.	For reviews triggered by Section X.D, an Injunctive Relief Distributor shall conduct due diligence and obtain updated Pharmacy Customer Data or equivalent, or more comprehensive data from the Clearinghouse if needed, as set forth in its CSMP policies and procedures.

2.	For questionnaires collected pursuant to Section X.E, Injunctive Relief Distributors shall conduct a due diligence review consistent with the Injunctive Relief Distributors' CSMP policies and procedures. These annual diligence reviews shall be performed in addition to any of the diligence reviews performed under Section X.D, but may reasonably rely on reviews performed under Section X.D.

3.	If the Injunctive Relief Distributor decides to terminate the Customer due to concerns regarding potential diversion of Controlled Substances, the Injunctive Relief Distributor shall promptly cease the sale of Controlled Substances to the Customer and report the Customer consistent with Section XIV. If the Injunctive Relief Distributor decides not to terminate the Customer, the Injunctive Relief Distributor shall document that determination and the basis therefor. Such a good faith determination, if documented, shall not, without more, serve as the basis of a future claim of non-compliance with the Injunctive Relief Terms.

XI.             SITE VISITS

A.	Each Injunctive Relief Distributor shall conduct site visits, including unannounced site visits, where appropriate, of Customers, as necessary, as part of Customer due diligence.

B.	During site visits, an Injunctive Relief Distributor's CSMP personnel or qualified third-party compliance consultants shall interview the pharmacist-in-charge or other relevant Customer employees, if appropriate, about any potential Red Flags and the Customer's maintenance of effective controls against the potential diversion of Controlled Substances.

C.	An Injunctive Relief Distributor's CSMP personnel or qualified third-party compliance consultants who conduct site visits shall document the findings of any site visit.

D.	Site visit and all other compliance reports shall be maintained by each Injunctive Relief Distributor in a database accessible to all CSMP personnel.

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XII.          THRESHOLDS

A.	Each Injunctive Relief Distributor shall use Thresholds to identify potentially Suspicious Orders of Controlled Substances from Customers.

B.	Each Injunctive Relief Distributor's CSMP department shall be responsible for the oversight of the process for establishing and modifying Thresholds. The sales departments of the Injunctive Relief Distributors shall not have the authority to establish or adjust Thresholds for any Customer or participate in any decisions regarding establishment or adjustment of Thresholds.

C.	Injunctive Relief Distributors shall not provide Customers specific information about their Thresholds or how their Thresholds are calculated.

1.	Threshold Setting

a)	Injunctive Relief Distributors shall primarily use model-based thresholds. For certain circumstances, Injunctive Relief Distributors may apply a non-model threshold based on documented customer diligence and analysis.

b)	Each Injunctive Relief Distributor shall include in its Annual Threshold Analysis and Assessment Report (as required by Section XVIII.F.3.c) to the Monitor summary statistics regarding the use of non-model thresholds and such information shall be considered by the Monitor as part of its Threshold Setting Process Review in the annual Audit Report.

c)	For the purposes of establishing and maintaining Thresholds, each Injunctive Relief Distributor shall take into account the Controlled Substances diversion risk of each drug base code. The diversion risk of each base code should be defined and reassessed annually by the Injunctive Relief Distributor's CSMP Committee and reviewed by the Monitor.

d)	Each Injunctive Relief Distributor shall establish Thresholds for new Customers prior to supplying those Customers with Controlled Substances and shall continue to have Thresholds in place at all times for each Customer to which it supplies Controlled Substances.

e)	When ordering volume from other distributors becomes readily available from the Clearinghouse, an Injunctive Relief Distributor shall consider including such information as soon as reasonably practicable in establishing and maintaining Thresholds.

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f)	Each Injunctive Relief Distributor shall incorporate the following guiding principles in establishing and maintaining Customer Thresholds, except when inapplicable to non-model Thresholds:

(1)	Thresholds shall take into account the number of non- Controlled Substance dosage units distributed to, dispensed and/or number of prescriptions dispensed by the Customer to assist with the determination of Customer size. As a general matter, smaller customers should have lower Thresholds than larger customers.

(2)	For the purposes of establishing and maintaining Thresholds, Injunctive Relief Distributors shall use statistical models that are appropriate to the underlying data.

(3)	For the purposes of establishing and maintaining Thresholds, Injunctive Relief Distributors shall take into account a Customer's ordering and/or dispensing history for a specified period of time.

(4)	For the purposes of establishing and maintaining Thresholds, Injunctive Relief Distributors shall take into account the ordering history of Customers within similar geographic regions, or, where appropriate for Chain Customers, ordering history within the chain.

(5)	If appropriate, Thresholds may take into account the characteristics of Customers with similar business models.

(a)	A Customer's statement that it employs a particular business model must be verified, to the extent practicable, before that business model is taken into account in establishing and maintaining a Customer's Threshold.

2.	Threshold Auditing

a)	The Injunctive Relief Distributors shall review their respective Customer Thresholds at least on an annual basis and modify them where appropriate.

b)	Each Injunctive Relief Distributor's CSMP department shall annually evaluate its Threshold setting methodology and processes and its CSMP personnel's performance in adhering to those policies.

3.	Threshold Changes

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a)	An Injunctive Relief Distributor may increase or decrease a Customer Threshold as set forth in its CSMP policies and procedures, subject to Sections XII.C.3.b through XII.C.3.e.

b)	Prior to approving any Threshold change request by a Customer, each Injunctive Relief Distributor shall conduct due diligence to determine whether an increase to the Threshold is warranted. This due diligence shall include obtaining from the Customer the basis for the Threshold change request, obtaining and reviewing Dispensing Data and/or Pharmacy Customer Data for the previous three (3) months for due diligence purposes, and, as needed, conducting an on-site visit to the Customer. This Threshold change request diligence shall be conducted by the Injunctive Relief Distributor's CSMP personnel.

c)	No Injunctive Relief Distributor shall proactively contact a Customer to suggest that the Customer request an increase to any of its Thresholds, to inform the Customer that its Orders-to-date are approaching its Thresholds or to recommend to the Customer the amount of a requested Threshold increase. It shall not be a violation of this paragraph to provide Chain Customer headquarters reporting on one or more individual Chain Customer pharmacy location(s) to support the anti-diversion efforts of the Chain Customer's headquarters staff, and it shall not be a violation of this paragraph for the Injunctive Relief Distributor's CSMP personnel to contact Customers to seek to understand a Customer's ordering patterns.

d)	An Injunctive Relief Distributor's Chief Diversion Control Officer may approve criteria for potential adjustments to Customer Thresholds to account for circumstances where the Thresholds produced by the ordinary operation of the statistical models require modification. Such circumstances include adjustments to account for seasonal ordering of certain Controlled Substances that are based on documented diligence and analysis, adjustments made to permit ordering of certain Controlled Substances during a declared national or state emergency (e.g., COVID-19 pandemic), IT errors, and data anomalies causing results that are inconsistent with the design of the statistical models. Each Injunctive Relief Distributor shall include in its Annual Threshold Analysis and Assessment Report (as required by Section XVIII.F.3.c) to the Monitor information regarding the use of this paragraph and such information shall be considered by the Monitor as part of its Threshold Setting Process Review in the annual Audit Report.

e)	Any decision to raise a Customer's Threshold in response to a request by a Customer to adjust its Threshold must be documented

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in a writing and state the reason(s) for the change. The decision must be consistent with the Injunctive Relief Distributor's CSMP and documented appropriately.

XIII.	SUSPICIOUS ORDER REPORTING AND NON-SHIPMENT

A.	Each Injunctive Relief Distributor shall report Suspicious Orders to the Settling States ("Suspicious Order Reports" or "SORs"), including those Settling States that do not currently require such SORs, at the election of the Settling State.

B.	For the SORs required by the Injunctive Relief Terms, each Injunctive Relief Distributor shall report Orders that exceed a Threshold for Controlled Substances set pursuant to the processes in Section XII that are blocked and not shipped.

C.	No Injunctive Relief Distributor shall ship any Order that it (i) reports pursuant to Sections XIII.A or XIII.B, or (ii) would have been required to report pursuant to Sections XIII.A or XIII.B had the Settling State elected to receive SORs.

D.	In reporting Suspicious Orders to the Settling States, the Injunctive Relief Distributors shall file SORs in a standardized electronic format that is uniform among the Settling States and contains the following information fields:

1.	Customer name;

2.	Customer address;

3.	DEA registration number;

4.	State pharmacy license number;

5.	Date of order;

6.	NDC number;

7.	Quantity;

8.	Explanation for why the order is suspicious (up to 250 characters): Details that are order-specific regarding why an order was flagged as a Suspicious Order, including specific criteria used by an Injunctive Relief Distributor's Threshold system (except phrases such as "order is of unusual size" without any additional detail are not acceptable); and

9.	Name and contact information for a knowledgeable designee within the Injunctive Relief Distributor's CSMP department to be a point of contact for the SORs.

E.	On a quarterly basis, each Injunctive Relief Distributor shall provide a summary report to the Settling States that elect to receive it that provides the following

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information for the relevant quarter with respect to the top ten (10) Customers by volume for each Highly Diverted Controlled Substance base code that have placed a Suspicious Order for that base code, in that quarter (for Chain Customers, only individual pharmacies in the chain will considered for evaluation as a top ten (10) Customer):

1.	The number of SORs submitted for that Customer by base code;

2.	The Customer's order volume by base code for the quarter for all Highly Diverted Controlled Substances;

3.	The Customer's order frequency by base code for the quarter for all Highly Diverted Controlled Substances;

4.	For each Highly Diverted Controlled Substance base code, the ratio of the Customer's order volume for that base code to the volume of all pharmaceutical orders for the quarter; and

5.	The ratio of the Customer's order volume of all Controlled Substances to the volume of all pharmaceutical orders for the quarter.

F.	The Injunctive Relief Distributors shall only be required to file a single, uniform, electronic form of SOR with any Settling State that receives SORs pursuant to these Injunctive Relief Terms. A Settling State retains the authority pursuant to applicable state law or relevant state agency authority to request additional information about a particular SOR.

G.	It is the objective of the Settling States and the Injunctive Relief Distributors for the Injunctive Relief Distributors to provide SORs to Settling States that identify the same Suspicious Orders as reported to the DEA pursuant to the definition and requirements of the federal Controlled Substances Act and its regulations, although the fields of the SORs submitted to the Settling States as required by Section XIII may differ from the content required by the DEA. To the extent federal definitions and requirements materially change during the term of the Injunctive Relief Terms, the Injunctive Relief Distributors may be required to adjust the format and content of the SORs to meet these federal requirements. The Injunctive Relief Distributors and the State Compliance Review Committee will engage in good faith discussions regarding such adjustments.

H.	It shall not be a violation of the Injunctive Relief Terms if an Injunctive Relief Distributor ships a Suspicious Order or fails to submit or transmit a SOR if:

1.	The shipment of the Suspicious Order or failed SOR transmission was due to a computer error (data entry mistakes, coding errors, computer logic issues, software malfunctions, and other computer errors or IT failures); and

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2.	The Injunctive Relief Distributor reports the error, including a description of measures that will be taken to prevent recurrence of the error, to any affected Settling State, the State Compliance Review Committee, and the Monitor within five (5) business days of its discovery.

XIV.	TERMINATED CUSTOMERS

A.	Each Injunctive Relief Distributor shall report to the Clearinghouse, once operational, within five (5) business days (or as otherwise required by state statute or regulation), Customers it has terminated from eligibility to receive Controlled Substances or refused to onboard for the sale of Controlled Substances due to concerns regarding the Customer's ability to provide effective controls against the potential diversion of Controlled Substances following the Effective Date.

B.	The Injunctive Relief Distributors shall report to the relevant Settling State(s), within five (5) business days (or as otherwise required by state statute or regulation) Customers located in such Settling States that it has terminated from eligibility to receive Controlled Substances or refused to onboard for the sale of Controlled Substances due to concerns regarding the Customer's ability to provide effective controls against the potential diversion of Controlled Substances following the Effective Date. Such reports will be made in a uniform format. The Injunctive Relief Distributors and the State Compliance Review Committee shall use best efforts to agree on such uniform format for inclusion prior to the requirement taking effect.

C.	In determining whether a Customer should be terminated from eligibility to receive Controlled Substances, Injunctive Relief Distributors shall apply factors set out in their CSMP policies and procedures, which shall include the following conduct by a Customer:

1.	Has generated an excessive number of Suspicious Orders, which cannot otherwise be explained;

2.	Has routinely demonstrated unresolved Red Flag activity;

3.	Has continued to fill prescriptions for Highly Diverted Controlled Substances that raise Red Flags following an Injunctive Relief Distributor's warning or communication about such practices;

4.	Has failed to provide Pharmacy Customer Data or Dispensing Data in response to a request from an Injunctive Relief Distributor or otherwise refuses to cooperate with the Injunctive Relief Distributor's CSMP after providing the Customer with a reasonable amount of time to respond to the Injunctive Relief Distributor's requests;

5.	Has been found to have made material omissions or false statements on a Pharmacy Questionnaire (the requirements for the contents of a Pharmacy Questionnaire are described in Section IX); or

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6.	Has been the subject of discipline by a State Board of Pharmacy within the past three (3) years or has had its owner(s) or pharmacist-in-charge subject to license probation or termination within the past five (5) years by a State Board of Pharmacy for matters related to Controlled Substances dispensing or a federal or state felony conviction.

D.	Once the Clearinghouse has made Customer termination data available to each Injunctive Relief Distributor, each Injunctive Relief Distributor shall consider terminating Customers that have been terminated from eligibility to receive Controlled Substances by another distributor as a result of suspected diversion of Controlled Substances if the Customer is ordering only Controlled Substances from the Injunctive Relief Distributor. If the Injunctive Relief Distributor determines not to terminate Customers to which this paragraph applies, the Injunctive Relief Distributor shall document its decision-making. A good-faith decision to continue shipping Controlled Substances to Customers to which this paragraph applies, shall not serve, without more, as the basis of a future claim of non-compliance with the Injunctive Relief Terms.

E.	For Chain Customers, the provisions in Section XIV.A-D shall apply to the specific pharmacies in question.

XV.	EMERGENCIES

A.	In the circumstances of declared national or state emergencies in which the healthcare community relies on the Injunctive Relief Distributors for critical medicines, medical supplies, products, and services, the Injunctive Relief Distributors may be required to temporarily modify their respective CSMP processes to meet the critical needs of the supply chain. These modifications may conflict with the requirements of the Injunctive Relief Terms.

B.	In the case of a declared national or state emergency, the Injunctive Relief Distributors shall be required to give notice to the State Compliance Review Committee of any temporary material changes to their CSMP processes which may conflict with the requirements of the Injunctive Relief Terms and specify the sections of the Injunctive Relief Terms which will be affected by the temporary change.

C.	The Injunctive Relief Distributors shall document all temporary changes to their CSMP processes and appropriately document all customer-specific actions taken as a result of the declared national or state emergency.

D.	The Injunctive Relief Distributors shall provide notice to the State Compliance Review Committee at the conclusion of the declared national or state emergency, or sooner, stating that the temporary CSMP processes put into place have been suspended.

E.	Provided the Injunctive Relief Distributors comply with the provisions of Sections XV.A through XV.D, the Injunctive Relief Distributors will not face liability for

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any deviations from the requirements of the Injunctive Relief Terms taken in good faith to meet the critical needs of the supply chain in response to the declared national or state emergency. Nothing herein shall limit Settling States from pursuing claims against the Injunctive Relief Distributors based on deviations from the requirements of the Injunctive Relief Terms not taken in good faith to meet the critical needs of the supply chain in response to a declared national or state emergency.

XVI.	COMPLIANCE WITH LAWS AND RECORDKEEPING

A.	The Injunctive Relief Distributors acknowledge and agree that they must comply with applicable state and federal laws governing the distribution of Controlled Substances.

B.	Good faith compliance with the Injunctive Relief Terms creates a presumption that the Injunctive Relief Distributors are acting reasonably and in the public interest with respect to Settling States' existing laws requiring effective controls against diversion of Controlled Substances and with respect to the identification, reporting, and blocking of Suspicious Orders of Controlled Substances.

C.	The requirements of the Injunctive Relief Terms are in addition to, and not in lieu of, any other requirements of state or federal law applicable to Controlled Substances distribution. Except as provided in Section XVI.D, nothing in the Injunctive Relief Terms shall be construed as relieving Injunctive Relief Distributors of the obligation to comply with such laws, regulations, or rules. No provision of the Injunctive Relief Terms shall be deemed as permission for Injunctive Relief Distributors to engage in any acts or practices prohibited by such laws, regulations, or rules.

D.	In the event of a conflict between the requirements of the Injunctive Relief Terms and any other law, regulation, or requirement such that an Injunctive Relief Distributor cannot comply with the law without violating the Injunctive Relief Terms or being subject to adverse action, including fines and penalties, the Injunctive Relief Distributor shall document such conflicts and notify the State Compliance Review Committee and any affected Settling State the extent to which it will comply with the Injunctive Relief Terms in order to eliminate the conflict within thirty (30) days of the Injunctive Relief Distributor's discovery of the conflict. The Injunctive Relief Distributor shall comply with the Injunctive Relief Terms to the fullest extent possible without violating the law.

E.	In the event of a change or modification of federal or state law governing the distribution of Controlled Substances that creates an actual or potential conflict with the Injunctive Relief Terms, any Injunctive Relief Distributor, any affected Settling State, or the State Compliance Review Committee may request that the Injunctive Relief Distributors, State Compliance Review Committee, and any affected Settling State meet and confer regarding the law change. During the meet and confer, the Injunctive Relief Distributors, the State Compliance Review

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Committee, and any affected Settling State will address whether the change or modification in federal or state law requires an amendment to the Injunctive Relief Terms. In the event the Injunctive Relief Distributors, the State Compliance Review Committee, and any affected Settling State cannot agree on a resolution, and the dispute relates to whether the generally applicable Injunctive Relief Terms herein should be changed, an Injunctive Relief Distributor, the State Compliance Review Committee, or any affected Settling State may submit the question to the National Arbitration Panel. If the dispute relates to whether a change in an individual State's law requires a modification of the Injunctive Relief Terms only with respect to that State, an Injunctive Relief Distributor, the State Compliance Review Committee, or any affected Settling State may seek resolution of the dispute pursuant to Section XIX. Maintenance of competition in the industry and the potential burden of inconsistent obligations by Injunctive Relief Distributors shall be a relevant consideration in such resolution.

F.	Recordkeeping: Each Injunctive Relief Distributor shall retain records it is required to create pursuant to its obligations hereunder in an electronic or otherwise readily accessible format. The Settling States shall have the right to review records provided to the Monitor pursuant to Section XVIII. Nothing in the Injunctive Relief Terms prohibits a Settling State from issuing a lawful subpoena for records pursuant to an applicable law.

XVII.	CLEARINGHOUSE

A.	Creation of the Clearinghouse

1.	The Clearinghouse functions shall be undertaken by a third-party vendor or vendors.

2.	The vendor(s) will be chosen through a process developed and jointly agreed upon by the Injunctive Relief Distributors and the State Compliance Review Committee.

3.	Consistent with the process developed by the Injunctive Relief Distributors and the State Compliance Review Committee, within two (2) months of the Effective Date, the Injunctive Relief Distributors shall issue a Request for Proposal to develop the systems and capabilities for a Clearinghouse to perform the services of a data aggregator.

4.	Within five (5) months of the Effective Date, the Clearinghouse Advisory Panel shall select one or more entities to develop the systems for the Clearinghouse and perform data aggregator services. The Clearinghouse Advisory Panel shall select a vendor or vendors that employ or retain personnel who have adequate expertise and experience related to the pharmaceutical industry, the distribution of Controlled Substances, and the applicable requirements of the Controlled Substances Act and the DEA's implementing regulations.

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5.	Within sixty (60) days of the selection of a vendor(s) to serve as the Clearinghouse, the Injunctive Relief Distributors shall negotiate and finalize a contract with the vendor(s). The date that the contract is signed by the Injunctive Relief Distributors and the vendor(s) shall be referred to as the "Clearinghouse Retention Date."

6.	The development of the Clearinghouse shall proceed on a phased approach as discussed in Sections XVII.C and XVII.D.

B.	Governance and Staffing of the Clearinghouse

1.	Capabilities. The selected vendor or vendors shall staff the Clearinghouse in a manner that ensures the development of robust data collection, analytics and reporting capabilities for the Settling States and Injunctive Relief Distributors. To the extent additional expertise is required for the engagement, the vendor(s) may retain the services of third-party consultants.

2.	Independence. While performing services for the Clearinghouse, all vendors and consultants, and their staff working on the Clearinghouse, shall be independent (i.e., not perform services of any kind, including as a consultant or an employee on behalf of any Injunctive Relief Distributor outside of the ordinary business operations of the Clearinghouse). Independence may be achieved by implementing appropriate ethical walls with employees who are currently performing or who have previously performed work for an Injunctive Relief Distributor within two years of the Clearinghouse Retention Date.

3.	Liability. The Injunctive Relief Distributors are entitled to rely upon information or data received from the Clearinghouse, whether in oral, written, or other form. No Injunctive Relief Distributor, and no individual serving on the Clearinghouse Advisory Panel, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any Party for or in connection with any action taken or not taken by the Clearinghouse. In addition, no Injunctive Relief Distributor, and no individual serving on the Clearinghouse Advisory Panel, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any Party for or in connection with any action taken or not taken by an Injunctive Relief Distributor based on incorrect, inaccurate, incomplete or otherwise erroneous information or data provided by the Clearinghouse, unless the information or data was incorrect, inaccurate, incomplete or otherwise erroneous because the Injunctive Relief Distributor itself provided incorrect, inaccurate, incomplete or otherwise erroneous data or information to the Clearinghouse. For any legal requirements that are assumed by the Clearinghouse during Phase 2-B pursuant to Section XVII.D.3, liability shall be addressed pursuant to Section XVII.D.3.c.

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4.	Clearinghouse Advisory Panel. The State Compliance Review Committee and Injunctive Relief Distributors shall create a Clearinghouse Advisory Panel no later than sixty (60) days after the Effective Date to oversee the Clearinghouse.

a)	The Clearinghouse Advisory Panel shall have an equal number of members chosen by the State Compliance Review Committee on the one hand, and the Injunctive Relief Distributors on the other. The size of the Clearinghouse Advisory Panel will be decided by the State Compliance Review Committee and the Injunctive Relief Distributors, and the State Compliance Review Committee and the Injunctive Relief Distributors may select as members third-party experts, but no more than one half of each side's representatives may be such third-party experts. At least one member chosen by the State Compliance Review Committee will be based on consultation with the National Association of State Controlled Substances Authorities.

b)	During the first two years of the operation of the Clearinghouse, the Clearinghouse Advisory Panel shall meet (in-person or remotely) at least once per month. After the first two years of operation, the Clearinghouse Advisory Panel shall meet at least quarterly. The Monitor may attend Clearinghouse Advisory Panel meetings and may provide recommendations to the Clearinghouse Advisory Panel.

c)	The Clearinghouse Advisory Panel shall establish a subcommittee to advise on issues related to privacy, the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"), and data security and a subcommittee to advise on issues related to Dispensing Data. It may establish additional subcommittees. Subcommittees may include individuals who are not members of the Clearinghouse Advisory Panel. The Clearinghouse Advisory Panel may invite one or more prescribers, dispensers, and representatives from state Prescription Drug Monitoring Programs ("PDMP") to serve on the Dispensing Data subcommittee. Each Injunctive Relief Distributor shall have a representative on each subcommittee created by the Clearinghouse Advisory Panel.

d)	The Clearinghouse Advisory Panel may delegate tasks assigned to it by the Injunctive Relief Terms to the Executive Director.

5.	Executive Director. One employee of the vendor, or one representative from the vendor group in the event that there are multiple vendors, shall be an Executive Director who shall manage day-to-day operations and report periodically to the Clearinghouse Advisory Panel.

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C.	Phase 1 of the Clearinghouse: Data Collection, Initial Analytics and Reporting

1.	System Development

a)	Within one (1) year of the Clearinghouse Retention Date, the Clearinghouse shall develop systems to receive and analyze data obtained from the Injunctive Relief Distributors pursuant to electronic transmission formats to be agreed upon by the Clearinghouse Advisory Panel.

b)	In developing such systems, the Clearinghouse shall ensure that:

(1)	The systems provide robust reporting and analytic capabilities.

(2)	Data obtained from Injunctive Relief Distributors shall be automatically pulled from the existing order management data platforms (e.g., SAP).

(3)	The systems shall be designed to receive data from sources other than the Injunctive Relief Distributors, including pharmacies, non-Injunctive Relief Distributors, the DEA, State Boards of Pharmacy, and other relevant sources, pursuant to standardized electronic transmission formats.

(4)	The systems shall be designed to protect personally identifiable information ("PII") and protected health information ("PHI") from disclosure and shall comply with HIPAA and any federal and state laws relating to the protection of PII and PHI.

(5)	The Clearinghouse will establish a HIPAA-compliant database that can be accessed by state authorities, the Injunctive Relief Distributors, and any entities that subsequently participate in the Clearinghouse. The database that will be made available to the Injunctive Relief Distributors and any non-governmental entities that subsequently participate in the Clearinghouse will also blind commercially sensitive information.

(6)	State authorities shall have access to the HIPAA-compliant database via web-based tools and no additional or specialized equipment or software shall be required. This access shall allow state authorities to query the HIPAA-compliant database without limitation.

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(7)	The Injunctive Relief Distributors shall be permitted to use data obtained from the Clearinghouse for anti-diversion purposes, including the uses expressly contemplated by the Injunctive Relief Terms. The Injunctive Relief Distributors shall not sell (or obtain license fees for) data obtained from Clearinghouse to any third-parties. Nothing in the Injunctive Relief Terms shall prohibit an Injunctive Relief Distributor from using its own data, including data provided to the Injunctive Relief Distributor by third- parties other than the Clearinghouse, for any commercial purposes, including selling or licensing its data to third- parties.

2.	Aggregation of Data

a)	It is the goal of the Settling States and the Injunctive Relief Distributors for the Clearinghouse to obtain comprehensive data from all distributors, pharmacies, and other relevant data sources to provide maximum permissible transparency into the distribution and dispensing of Controlled Substances. During Phase 1, the Clearinghouse Advisory Panel shall develop recommendations for ways to achieve this goal.

b)	In Phase 1, the Injunctive Relief Distributors shall provide and/or facilitate the collection of, and the Clearinghouse shall collect and maintain, the following:

(1)	Injunctive Relief Distributor transaction data for Controlled Substances and non-Controlled Substances, specified at the NDC, date, quantity, and customer level.

(2)	Injunctive Relief Distributor information on Customers that have been terminated and/or declined onboarding due to concerns regarding Controlled Substance dispensing following the Effective Date.

c)	The Clearinghouse shall make available to the Injunctive Relief Distributors, in a format to be determined by the Clearinghouse Advisory Panel, blinded data for their CSMP due diligence functions. The data will include all Controlled Substances and non- Controlled Substances and be refreshed on a regular basis. The Clearinghouse will also seek to provide non-identifying information regarding whether a single distributor is associated with multiple warehouses with unique DEA registrations (e.g., multiple distribution centers operated by a single distributor), in the data it makes available.

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d)	During Phase 1, the Clearinghouse Advisory Panel (with input from its Dispensing Data subcommittee) will develop an operational plan to obtain Dispensing Data directly from pharmacies, unless the Clearinghouse Advisory Panel determines it is inadvisable to do so. The operational plan developed by the Clearinghouse Advisory Panel shall address compliance with HIPAA and shall include recommendations to facilitate the collection of Dispensing Data in compliance with HIPAA and relevant state privacy laws. To the extent possible, the Clearinghouse will begin collecting Dispensing Data during Phase 1.

e)	Nothing in the Injunctive Relief Terms shall require the Injunctive Relief Distributors to indemnify or otherwise be responsible to pharmacy customers for any claims resulting from the provision of Dispensing Data to the Clearinghouse, including, but not limited to, claims related to any data breaches occurring with the data transmitted to or maintained by the Clearinghouse.

3.	State and Federal Reporting Requirements

a)	The Injunctive Relief Distributors shall comply with state and federal transactional and Suspicious Order reporting requirements related to Controlled Substances as follows:

(1)	Until such time as the Clearinghouse is able to provide transactional and Suspicious Order regulatory reporting to the states on behalf of the Injunctive Relief Distributors, the Injunctive Relief Distributors shall continue to file all required reports under state law and those reports required by these Injunctive Relief Terms.

(2)	Once the Clearinghouse is able to process and submit such reports, the Clearinghouse may process and submit those reports on behalf of each Injunctive Relief Distributor to the states. At all times during Phase 1, each Injunctive Relief Distributor shall remain responsible for the identification of Suspicious Orders and will remain liable for a failure to submit transactional data or Suspicious Order reports required under state law or these Injunctive Relief Terms.

(3)	An Injunctive Relief Distributor may elect to fulfill its reporting obligations directly, rather than have the Clearinghouse assume the responsibility for the transmission of the various reports.

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4.	Additional Reports and Analytics

a)	In consultation with the Clearinghouse Advisory Panel, the Clearinghouse shall work to develop additional reports and analyses to assist the Settling States and the Injunctive Relief Distributors in addressing Controlled Substance diversion, including, but not limited to, identifying Red Flags consistent with Section VIII.

b)	The Clearinghouse will generate analyses and reports to be used by the Settling States and the Injunctive Relief Distributors based on format and content recommended by the Clearinghouse Advisory Panel. In order to refine the format and reach final recommendations, the Clearinghouse shall prepare sample analytical reports for a sample geographic region to review with the Clearinghouse Advisory Panel. The sample reports will also be shared with the DEA in an effort to receive additional feedback.

c)	After the content and format of the sample reports have been approved by the Clearinghouse Advisory Panel, the Clearinghouse will begin producing reports on a periodic basis.

d)	The Clearinghouse will develop capabilities to provide Settling States customized reports upon reasonable request to assist in their efforts to combat the diversion of Controlled Substances and for other public health and regulatory purposes.

e)	After the Clearinghouse has obtained sufficient Dispensing Data from Customers, the Clearinghouse shall commence providing standard reports to the Settling States and Injunctive Relief Distributors that will include summaries and analysis of Dispensing Data. The reports and analytics of Dispensing Data shall be developed in consultation with the Clearinghouse Advisory Panel (including its Dispensing Data subcommittee) and shall include, but not be limited to:

(1)	Identification of Customers whose dispensing may indicate Red Flags consistent with Section VIII, as determined by the Clearinghouse from aggregate data; and

(2)	Identification of Customers whose aggregate dispensing volumes for Highly Diverted Controlled Substances are disproportionately high relative to the population of the relevant geographic area.

f)	The Clearinghouse shall also prepare reports and analyses for the Settling States and Injunctive Relief Distributors identifying prescribers whose prescribing behavior suggests they may not be

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engaged in the legitimate practice of medicine. Such reports and analysis shall be developed in consultation with the Clearinghouse Advisory Panel (including its Dispensing Data subcommittee) and shall seek to identify and evaluate:

(1)	Prescribers who routinely prescribe large volumes of Highly Diverted Controlled Substances relative to other prescribers with similar specialties, including health care professionals who prescribe a large number of prescriptions for high dosage amounts of Highly Diverted Controlled Substances;

(2)	Prescribers whose prescriptions for Highly Diverted Controlled Substances are routinely and disproportionately filled in a geographic area that is unusual based on the prescriber's location; and

(3)	Prescribers who routinely prescribe out-of-specialty or out- of-practice area without legitimate reason.

g)	Reports or analysis generated by the Clearinghouse may not be based on complete data due to a lack of participation by non- Injunctive Relief Distributors and pharmacies. As such, Injunctive Relief Distributors shall not be held responsible for actions or inactions related to reports and analysis prepared by the Clearinghouse which may be based on incomplete data due to a lack of participation by non-Injunctive Relief Distributors and pharmacies.

D.	Phase 2 of the Clearinghouse: Additional Data Collection and Analytics and Assumption of CSMP Functions

Within one (1) year of Phase 1 of the Clearinghouse being operational, the Clearinghouse and the Clearinghouse Advisory Panel shall develop a detailed strategic and implementation plan for Phase 2 of the Clearinghouse ("Phase 2 Planning Report"). Phase 2 will consist of two parts. Phase 2-A will focus on increasing data collection from non-Injunctive Relief Distributors, pharmacies and other data sources and developing enhanced analytics based on the experiences gained from Phase 1. Phase 2-A will also include recommendations for the development of uniform federal and state reporting. Phase 2-B will involve the potential assumption of various CSMP activities, including Threshold setting and order management by the Clearinghouse. The Phase 2 Planning Report will address both Phase 2-A and Phase 2-B. After the completion of the Phase 2 Planning Report, individual Injunctive Relief Distributors, in their sole discretion, may elect not to proceed with Phase 2-B as provided by Section XVII.E. If one or more Injunctive Relief Distributors elect to proceed with Phase 2-B, the goal will be to have Phase 2-B fully operational within two (2) years of the Clearinghouse

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Retention Date and no later than three (3) years of the Clearinghouse Retention Date.

1.	Phase 2-A: Additional Data Collection and Analytics

a)	During Phase 2-A, the Clearinghouse will continue the functions defined in Phase 1 and work to expand the scope of its data collection and enhance its analytics and reporting capabilities including the following:

(1)	Integration of data from additional sources, including:

(a)	Transaction data from other distributors, including manufacturers that distribute directly to retail pharmacies and pharmacies that self-warehouse; and

(b)	Where possible, state PDMP data and other data, including, but not limited to, State Board of Medicine and Board of Pharmacy sanctions, and agreed-upon industry data. If state PDMP data is effectively duplicative of Dispensing Data already obtained in Phase 1, it will not be necessary for the Clearinghouse to obtain state PDMP data.

(2)	Development of additional metrics analyzing the data available from the additional data sources (PDMP, other pharmacy data, sanction authorities, and third-party volume projections).

(3)	Development of real-time or near real-time access to distribution data, dispensing data and other data sources.

(4)	Refinement of methodologies for analyzing Dispensing Data to identify suspicious prescribers.

(5)	Development of additional capabilities to provide Settling States, the Injunctive Relief Distributors and potentially the DEA customized reporting from the Clearinghouse upon reasonable request.

2.	Phase 2-A: Uniform Required Reporting

a)	The Clearinghouse and the Clearinghouse Advisory Panel shall develop uniform reporting recommendations for potential implementation by state regulators in order to allow the Injunctive Relief Distributors to satisfy their obligations under the Injunctive

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Relief Terms and state and federal laws in a uniform and consistent manner.

b)	It is a goal of the Settling States and the Injunctive Relief Distributors to:

(1)	Streamline and simplify required reporting which will benefit the Injunctive Relief Distributors and the Settling States, as well as the DEA;

(2)	Develop uniform transactional and Suspicious Order reporting requirements; and

(3)	Provide for the submission of uniform Suspicious Order reports.

3.	Phase 2-B: Clearinghouse Assumption of CSMP Functions

a)	With respect to Phase 2-B, the Phase 2 Planning Report shall address:

(1)	Engagement with stakeholders, including the DEA, to develop the system of Threshold setting and Suspicious Order reporting to potentially be provided by the Clearinghouse;

(2)	Development of technology and rules, including any proposed changes to federal law or regulations;

(3)	Development of models for the identification of Suspicious Orders and setting universal Thresholds in a manner consistent with Section XII. These models shall include active order management and order fulfillment protocols to ensure that orders are compared to relevant Thresholds by the Clearinghouse before shipment instructions are provided by the Clearinghouse to the Injunctive Relief Distributors. The models shall also include the identification of Suspicious Orders when they are placed by Customers, which will be held before shipment or blocked based on instructions provided by the Clearinghouse to the Injunctive Relief Distributors.

(4)	Development of criteria governing distribution to Customers that have placed one or more Orders that exceed a Threshold;

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(5)	Development of rules for allocating Orders placed by Customers that have more than one Distributor if one or more Orders exceed a Threshold;

(6)	Development of a pilot project for a sample geographic region to perform data analysis to test the models for Threshold setting and the identification of Suspicious Orders.

b)	Following implementation of Phase 2-B, the Injunctive Relief Distributors participating in Phase 2-B and the State Compliance Review Committee shall meet and confer with respect to whether to expand the scope of the Clearinghouse to cover additional anti- diversion functions, such as the performance of due diligence.

c)	CSMP functions that have been assumed by the Clearinghouse during Phase 2-B will no longer be performed by participating Injunctive Relief Distributors individually through their CSMPs. CSMP functions performed by the Clearinghouse will assist participating Injunctive Relief Distributors to satisfy the applicable legal obligations of those Injunctive Relief Distributors. The Clearinghouse's performance of CSMP functions will not relieve participating Injunctive Relief Distributors from their legal obligations unless (i) the Injunctive Relief Distributors and the State Compliance Review Committee jointly enter into a written agreement for the Clearinghouse to assume legal requirements during Phase 2-B; and (ii) all vendors and consultants working on the Clearinghouse agree in writing to assume such obligations. Nothing in this paragraph shall apply to any Injunctive Relief Distributor that does not participate in Phase 2-B pursuant to Section XVII.E.

E.	Option to Opt Out of Phase 2-B

1.	Each Injunctive Relief Distributor shall have the option, in its sole discretion, to elect not to participate in Phase 2-B at any point. In the event that an Injunctive Relief Distributor elects not to participate in Phase 2-B, that Injunctive Relief Distributor shall cease to have any obligation to fund future costs directly related to Phase 2-B of the Clearinghouse or to implement the Clearinghouse's determinations as to identification of Suspicious Orders and Suspicious Order reporting. If an Injunctive Relief Distributor elects not to participate in Phase 2-B, that Injunctive Relief Distributor shall remain responsible for the requirements specified for Phase 1 and Phase 2-A of the Clearinghouse and shall be responsible for contributing to the costs associated with Phase 1 and Phase 2-A.

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2.	In the event that an Injunctive Relief Distributor elects not to participate in Phase 2-B, the Clearinghouse Advisory Panel shall discuss and make recommendations for any necessary adjustments to the Phase 2-B capabilities described in Section XVII.D.3.

F.	Funding

1.	The establishment and ongoing operations of the Clearinghouse shall be funded by the Injunctive Relief Distributors for a period of ten (10) years commencing on the Clearinghouse Retention Date.

2.	For each of the first two (2) years of the operation of the Clearinghouse, the Injunctive Relief Distributors will make total payments of $7.5 million per year combined. For years three (3) through ten (10), the Injunctive Relief Distributors will make total payments of $3 million per year combined. Additional costs associated with Phase 2-B shall be billed to the Injunctive Relief Distributors participating in Phase 2-B.

3.	Payments by the Injunctive Relief Distributors for the Clearinghouse shall be allocated among the Injunctive Relief Distributors as set forth in Section IV.H of the Settlement Agreement, dated as of July 21, 2021, which incorporates these Injunctive Relief Terms as Exhibit P.

4.	In the event that the cost of the Clearinghouse exceeds the amounts provided by the Injunctive Relief Distributors, the Injunctive Relief Distributors and State Compliance Review Committee shall meet-and- confer on alternatives, which may include:

a)	Limiting the operations of the Clearinghouse consistent with a revised budget;

b)	Seeking additional sources of funding for the Clearinghouse; and/or

c)	Allocating, in a manner consistent with the allocation of payments between the Injunctive Relief Distributors as set forth in Section XVII.F.3, additional amounts that are the responsibility of the Injunctive Relief Distributors to be used for the operation of the Clearinghouse.

5.	The Injunctive Relief Distributors and the State Compliance Review Committee agree to engage in good faith discussions regarding potential continued operation and funding of the Clearinghouse following the initial ten (10) year period of Clearinghouse operations.

6.	The Injunctive Relief Distributors and the State Compliance Review Committee shall develop a means to obtain payments from other parties that may use or benefit from the Clearinghouse, including, but not limited

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to, other settling defendants, non-Injunctive Relief Distributors, or other parties and the Clearinghouse Advisory Panel shall consider other funding sources for the Clearinghouse. This may include consideration of a user fee or other model by which non-Injunctive Relief Distributors that use the Clearinghouse will contribute to funding the Clearinghouse.

7.	In the event that ten (10) or more Settling States reach agreements with any national retail chain pharmacies to resolve claims related to the distribution of Controlled Substances, the Settling States' Attorneys' General agree to make participation in the Clearinghouse, including providing data to the Clearinghouse and contribution to the cost of the operation of the Clearinghouse, a condition of any settlement. The Settling States' Attorneys' General agree to make best efforts to ensure that any other settling distributors and/or pharmacies participate in the Clearinghouse. To the extent that the Attorneys General are able to secure participation by additional distributors and/or pharmacies, it is anticipated that, to the extent practicable based on the financial and relative size of the settling distributor and/or pharmacy, those entities will contribute to the cost of the operation of the Clearinghouse. The Injunctive Relief Distributors' obligation to fund the Clearinghouse shall be partially reduced by contributions obtained from other distributors and/or pharmacies pursuant to a formula to be determined by the Clearinghouse Advisory Panel.

G.	Confidentiality

1.	All data provided to the Clearinghouse shall be confidential.

2.	Information provided by distributors participating in the Clearinghouse may not be provided to any other entity or individual outside those expressly contemplated by the Injunctive Relief Terms.

3.	The Clearinghouse may not provide to any distributor information specific to another distributor. Notwithstanding the prior sentence, the Clearinghouse may provide blinded data to a distributor reflecting total Orders (across all distributors) for a particular Customer, region, and/or state at the base code and NDC number level and all transactional data information. Such information may only be used by receiving distributors for purposes of identifying, minimizing, or otherwise addressing the risk of Controlled Substances diversion. No distributor or pharmacy, including the Injunctive Relief Distributors, shall attempt to obtain revenue from this information. Such information provided by the Clearinghouse shall be compliant with all applicable laws and regulations.

4.	If the Clearinghouse receives a request for disclosure of any data, material or other information created or shared under the Injunctive Relief Terms, pursuant to a Third Party Request, the Clearinghouse shall notify the

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Injunctive Relief Distributors and the Clearinghouse Advisory Panel of the Third Party Request and any confidential information to be disclosed so that the Injunctive Relief Distributors may seek a protective order or otherwise challenge or object to the disclosure. The Clearinghouse shall provide the Injunctive Relief Distributors and the Clearinghouse Advisory Panel with at least ten (10) days' advance notice before complying with any Third Party Request for confidential information, except where state law requires a lesser period of advance notice.

H.	Data Integrity

1.	The Clearinghouse shall use best-in-class technology to preserve the integrity of the data.

2.	The Clearinghouse shall report any data breaches under HIPAA and state law that occur as a result of any of its data collection and reporting activities to the Settling States and other authorities as required by law.

3.	The Injunctive Relief Distributors and the Settling States shall not be liable for any breaches of any databases maintained by the Clearinghouse. This does not excuse the Clearinghouse or its vendor(s) from compliance with all state and federal laws and regulations governing (1) the protection of personal information and protected health information, or (2) notifications relating to Data Security Events.

I.	Credit for Investment in the Clearinghouse

1.	The Injunctive Relief Distributors and the State Compliance Review Committee shall negotiate in good faith regarding a potential credit against Injunctive Relief Distributors' overall settlement obligations if costs exceed the amounts specified in Section XVII.F.

XVIII.	MONITOR

A.	Monitor Selection and Engagement

1.	The Injunctive Relief Distributors shall engage a Monitor to perform the reviews described in Section XVIII.F. The Monitor shall employ or retain personnel who have appropriate qualifications related to the pharmaceutical industry and the laws governing the distribution of pharmaceuticals, the distribution of Controlled Substances, and the applicable requirements of federal and state law. The Monitor may also employ or retain personnel who have appropriate qualifications in the audit and review of sample documents in order to conduct the reviews described in Section XVIII.F. To the extent additional expertise is required for the engagement, the Monitor may retain the services of third-party consultants.

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2.	The Monitor must perform each review described in Section XVIII.F in a professionally independent and objective fashion, as defined in the most recent Government Auditing Standards issued by the United States Government Accountability Office. A Monitor shall not be engaged in active litigation involving one or more of the Injunctive Relief Distributors or Settling States or present a potential conflict of interest involving matters concerning an Injunctive Relief Distributor, except by agreement of the affected parties. If the Monitor is employed by an entity that performed work for any Injunctive Relief Distributor or any of the Settling States prior to the Effective Date, the Monitor will cause to be implemented appropriate ethical walls between the Monitor team and the employees of the firm who have previously performed work for an Injunctive Relief Distributor or any of the Settling States.

3.	The process for selecting the Monitor shall be as follows:

a)	Within sixty (60) calendar days of the Effective Date, the Injunctive Relief Distributors and the State Compliance Review Committee shall exchange pools of recommended candidates to serve as the Monitor. The pools shall each contain the names of three (3) individuals, groups of individuals, or firms.

b)	After receiving the pools of Monitor candidates, the Injunctive Relief Distributors and the State Compliance Review Committee shall have the right to meet with the candidates and conduct appropriate interviews of the personnel who are expected to work on the project. The Injunctive Relief Distributors (individually or in combination) and the State Compliance Review Committee may veto any of the candidates, and must do so in writing within thirty (30) days of receiving the pool of candidates. If all three (3) candidates within a pool are rejected by either the Injunctive Relief Distributors or the State Compliance Review Committee, the party who rejected the three (3) candidates may direct the other party to provide up to three (3) additional qualified candidates within thirty (30) calendar days of receipt of said notice.

c)	If the Injunctive Relief Distributors or the State Compliance Review Committee do not object to a proposed candidate, the Injunctive Relief Distributors or the State Compliance Review Committee shall so notify the other in writing within thirty (30) days of receiving the pool of candidates. If more than one candidate remains, the State Compliance Review Committee shall select the Monitor from the remaining candidates. Within thirty (30) calendar days of the selection of the Monitor, the Injunctive Relief Distributors shall retain the Monitor, and finalize all terms of engagement, supplying a copy of an engagement letter to the State Compliance Review Committee. The terms of engagement

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shall include a process by which Injunctive Relief Distributors may challenge Monitor costs as excessive, duplicative or unnecessary, which process must be approved by the State Compliance Review Committee.

4.	The Injunctive Relief Distributors shall be responsible for the Monitor's fees and costs directly related to its performance of the work specified by the Injunctive Relief Terms up to a limit of $1,000,000 per year per Injunctive Relief Distributor (i.e., a total of $3,000,000 per year).

5.	Prior to each year, the Monitor shall submit a combined annual budget to the Injunctive Relief Distributors and State Compliance Review Committee that shall not exceed a total of $3,000,000. The Monitor shall submit quarterly reports to the Injunctive Relief Distributors and the State Compliance Review Committee tracking actual spend to the annual budget.

6.	In the event that any of the Injunctive Relief Distributors or State Compliance Review Committee believe that the Monitor is not performing its duties and responsibilities under the Injunctive Relief Terms in a reasonably cost effective manner, an Injunctive Relief Distributor or the State Compliance Review Committee shall recommend in writing changes to the Monitor's practices to reduce cost. The Monitor, Injunctive Relief Distributors, and the State Compliance Review Committee shall meet and confer in good faith in response to such a recommendation.

7.	In the event that the Injunctive Relief Distributor and the State Compliance Review Committee cannot agree on whether the recommended cost reductions are warranted, either the State Compliance Review Committee or the Injunctive Relief Distributors may submit the question to the National Arbitration Panel, who shall determine whether the Monitor is performing its duties and responsibilities under the Injunctive Relief Terms in a reasonably cost effective manner, and, if not, the necessary changes to the Monitor's practices to reduce cost.

8.	If the National Arbitration Panel determines that the Monitor cannot complete the reviews described in Section XVIII.F within the combined annual budget of $3,000,000, the National Arbitration Panel shall require the Monitor to provide the Injunctive Relief Distributors and the State Compliance Review Committee with a written report explaining why it is not possible to complete the reviews within budget and all steps the Monitor has taken to perform its duties and responsibilities under the Injunctive Relief Terms in a reasonably cost effective manner. After receiving the Monitor's report, the Injunctive Relief Distributors, and the State Compliance Review Committee shall meet and confer in good faith to determine whether an increase in the combined budget is appropriate. If the Injunctive Relief Distributors and the State Compliance Review

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Committee cannot reach an agreement on the amount of the reasonable costs in excess of $3,000,000 for the relevant year, the issue will be submitted to the National Arbitration Panel for resolution. The National Arbitration Panel may award additional costs up to total cap of $5,000,000 for the relevant year ($3,000,000 plus an additional $2,000,000).

9.	Unless the Injunctive Relief Distributors and the State Compliance Review Committee agree otherwise as part of the meet and confer process in the prior paragraph (such as by agreeing to limit the Monitor's duties and responsibilities for the remainder of the year), the amount above $3,000,000 and up to the total cap of $5,000,000 in a given year necessary for the Monitor to complete the reviews described in Section XVIII.F shall be divided evenly among the Injunctive Relief Distributors without reducing any other amounts that are the responsibility of the Injunctive Relief Distributors.

B.	Early Termination of the Monitor

1.	In the event any of the Injunctive Relief Distributors or State Compliance Review Committee believe that the Monitor is not performing its duties and responsibilities under the Injunctive Relief Terms in a reasonably professional, competent and independent manner, an Injunctive Relief Distributor or the State Compliance Review Committee shall recommend replacement of the Monitor in writing. The Injunctive Relief Distributors and the State Compliance Review Committee shall meet and confer in good faith in response to a recommendation to replace the Monitor. If the State Compliance Review Committee and the Injunctive Relief Distributors agree that the Monitor should be replaced, a replacement Monitor will be selected in the manner set forth in Section XVIII.A.3.

2.	In the event the Injunctive Relief Distributor and the State Compliance Review Committee cannot agree on whether the Monitor should be replaced, either the State Compliance Review Committee or the Injunctive Relief Distributors may submit the question of the Monitor's dismissal to the National Arbitration Panel, and the Monitor shall only be dismissed if that panel finds that there is Good Cause for dismissal. Good Cause for dismissal shall mean (a) a material and substantial breach of the terms of the Monitor's obligations under the Injunctive Relief Terms; (b) any act of dishonesty, misappropriation, embezzlement, intentional fraud, or similar conduct by the Monitor; (c) any clear pattern of bias or prejudice in favor or against any party by the Monitor; (d) conduct by the Monitor that demonstrates unfitness to fulfill the functions of the Monitor reasonably and competently; or (e) conflicts of interest described in Section XVIII.A.2. If the panel finds that the Monitor should be dismissed, a replacement Monitor will be selected in the manner set forth in Section XVIII.A.3.

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3.	In addition, if the Monitor resigns for any reason, a replacement Monitor will be selected in the manner set forth in Section XVIII.A.3.

C.	Term and Reporting Periods

1.	The term of the Monitor will be five (5) years from the date the Monitor is appointed, divided into one-year periods for purposes of the reviews and reporting described in Section XVIII ("Reporting Periods").

D.	Monitor Access to Information

1.	In connection with its reviews set forth in Section XVIII.F, the Monitor may request to interview employees with appropriate authority and responsibilities as necessary. In the event that an Injunctive Relief Distributor believes that the Monitor is requesting an unreasonable number of interviews or requesting interviews of employees who do not have relevant information to the reviews required by Section XVIII.F, the Injunctive Relief Distributor and State Compliance Review Committee shall meet and confer in good faith to resolve this issue.

2.	The Chief Diversion Control Officer of each Injunctive Relief Distributor or a direct report of the Chief Diversion Control Officer shall serve as the primary point of contact for the Monitor to facilitate the Monitor's access to documents, materials, or staff necessary to conduct the reviews specified in Section XVIII.F. The Monitor shall communicate any request for documents, materials, or access to staff to the Chief Diversion Control Officers or their designees.

3.	If at any time the Monitor believes there is undue delay, resistance, interference, limitation, or denial of access to any records or to any employee or former employee deemed necessary by the Monitor to conduct the reviews specified in Section XVIII.F, the Monitor shall notify the Chief Diversion Control Officer of the Injunctive Relief Distributor and they shall meet and confer to resolve such issue. If the Monitor believes that the matter was not resolved, the Monitor shall immediately report the issue to the State Compliance Review Committee.

4.	To the extent any of the documents requested by the Monitor contain material protected from disclosure by any legal privilege, including the attorney-client privilege or attorney work product protections, an Injunctive Relief Distributor may redact such material before providing the documents to the Monitor, but must provide the Monitor with a privilege log describing the redacted information and identifying the basis for redaction.

5.	Notwithstanding any other information referenced and produced pursuant to Section XVIII, the Monitor shall have access to, and each Injunctive Relief Distributor's Chief Diversion Control Officer shall produce to the

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Monitor, any settlement agreements with government entities entered into after the Effective Date specifically concerning the requirements contained in the Injunctive Relief Terms and an Injunctive Relief Distributor's distribution of Controlled Substances (as opposed to distribution of pharmaceutical products in general).

E.	Settling States' Access to Monitor

1.	Other than in connection with the initiation of a Notice of Potential Violation set forth in Section XIX.B.2, should the Monitor believe it needs to initiate communication with the State Compliance Review Committee regarding an Injunctive Relief Distributor's compliance with the Injunctive Relief Terms, the Monitor's communications should include the Chief Diversion Control Officer or counsel of the affected Injunctive Relief Distributor, regardless of the form of communication.

2.	The State Compliance Review Committee shall have access to any settlement agreements produced to the Monitor pursuant to Section XVIII.D.5.

F.	Reviews to be Conducted by the Monitor

1.	There shall be two (2) types of reviews to be conducted by the Monitor:

a)	Customer-specific reviews, as set forth in Section XVIII.F.2; and

b)	System reviews, as set forth in Section XVIII.F.3.

2.	Customer-Specific Reviews

a)	The following Customer-specific reviews will be conducted by the Monitor for each Injunctive Relief Distributor for each of the Reporting Periods:

(1)	Threshold Change Request Review ("TCR Review");

(2)	Onboarding New Customer Review ("Onboarding Review");

(3)	Ongoing Due Diligence Review ("Ongoing Diligence Review");

(4)	Customer Termination Review ("Termination Review"); and

(5)	Orders that Exceed Thresholds but are Shipped Review ("Exceeded Threshold Review").

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b)	Sample selection and audit periods for TCR Reviews, Onboarding Reviews, Ongoing Diligence Reviews, Termination Reviews, and Exceeded Threshold Reviews:

(1)	For each Reporting Period, the Monitor will review a representative sample of files for the performance of the TCR Reviews, Onboarding Reviews, and Ongoing Diligence Reviews. The Monitor shall select a sample representative of various geographic regions, customer types (Independent Retail Pharmacy Customers or Chain Customer), and distribution centers.

(2)	The Monitor will meet and confer with each of the Injunctive Relief Distributors to determine the appropriate audit period within each Reporting Period from which the samples will be selected (e.g. samples will be selected from the first six (6) months of a reporting period to allow the Monitor time to perform its review during the remainder of the reporting period).

(3)	Within thirty (30) calendar days following the close of the agreed-upon audit period, the Injunctive Relief Distributors (or the Clearinghouse once operational, if able to do so) will provide the Monitor with the following lists of relevant Customers for each type of review:

(a)	A list of all Customers that requested at least one Threshold increase for a Highly Diverted Controlled Substance during the relevant audit period, including the number of such requests by each Customer;

(b)	A list of all Customers that were onboarded during the relevant audit period and, during that period, ordered and received Highly Diverted Controlled Substances;

(c)	A list of all Customers that were the subject of an Ongoing Diligence Review during the relevant audit period;

(d)	A list of all Customers that, for reasons related to Controlled Substance regulatory compliance, were terminated during the relevant audit period; and

(e)	A list of all Orders for Highly Diverted Controlled Substances where a decision was made to ship the Order even though the order exceeded the otherwise

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applicable Threshold, with number of such shipped orders.

(4)	Within fifteen (15) calendar days of compiling this Customer information for sample selection, each Injunctive Relief Distributor shall propose a reasonable number of customer files for each review to the Monitor.

(5)	Within fifteen (15) calendar days of receiving the lists specified above from the Injunctive Relief Distributors, the Monitor shall choose representative files to be reviewed from these lists. Each list will include the Customers' zip code, geographic region, distribution center, and customer type (Independent Retail Pharmacy Customer or Chain Customer).

c)	TCR Reviews

(1)	For each Reporting Period, the Monitor shall conduct a TCR Review for a sample review of Customers who requested at least one Threshold increase for Highly Diverted Controlled Substances for each Injunctive Relief Distributor. For the TCR Reviews, the Monitor shall review the information contained in the files of the sample Customers and determine whether the information reflects substantial compliance with the requirements of Section XII.C.3.

d)	Onboarding Reviews

(1)	For each Reporting Period, the Monitor shall conduct an Onboarding Review of a sample of Customers that were onboarded during the applicable audit period and, during that period, ordered and received Highly Diverted Controlled Substances from the Injunctive Relief Distributor. For the Onboarding Reviews, the Monitor shall review the information contained in the files of the sample Customers and determine whether the information reflects substantial compliance with the requirements of Section IX.

e)	Ongoing Diligence Reviews

(1)	For each Reporting Period, the Monitor shall conduct an Ongoing Diligence Review of a sample of Customers for each Injunctive Relief Distributor that was the subject of an Ongoing Diligence Review during the relevant audit period. For the Ongoing Diligence Reviews, the Monitor shall review the information contained in the files of the

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sample of Customers and determine whether the information reflects substantial compliance with the requirements of Section X.

f)	Termination Reviews

(1)	For each Reporting Period, the Monitor shall conduct a review of a sample of Customers that were terminated by each Injunctive Relief Distributor during the audit period. For the Termination Reviews, the Monitor shall review the information contained in the files of the sample of Customers and determine whether the information reflects substantial compliance with the requirements of Section XIV.

g)	Exceeded Threshold Review

(1)	For each Reporting Period, the Monitor shall conduct a review of a sample of Orders for Highly Diverted Controlled Substances where a decision was made by the Injunctive Relief Distributor to ship the Order even though the Order exceeded the applicable Threshold. For the Exceeded Threshold Reviews, the Monitor shall review the information contained in the Customer files related to the Orders and determine whether the information reflects substantial compliance with the requirements of Section XIII.B.

3.	Annual System Reviews:

a)	The following system reviews will be conducted by the Monitor for each Injunctive Relief Distributor for each of the Reporting Periods:

(1)	CSMP Review;

(2)	Threshold Setting Process Review;

(3)	Suspicious Orders and Suspicious Order Report Review;

(4)	Compensation Review;

(5)	Red Flag Review; and

(6)	Review of CSMP Integration with Clearinghouse.

b)	CSMP Review

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(1)	For each Reporting Period, the Monitor shall conduct a review of the following materials from each Injunctive Relief Distributor:

(a)	Current CSMP policies and procedures;

(b)	Organizational charts for the departments that are relevant to the CSMP organization;

(c)	Logs and/or summaries of any reports received on the "hot line" required by Section V.E and the action or response of an Injunctive Relief Distributor to any such reports;

(d)	Copies of the quarterly reports provided by the Chief Diversion Control Officer to the CSMP Committee as required by Section IV.C;

(e)	Copies of the quarterly reports provided by the CSMP Committee to senior management and the Board of Directors as required by Section VI.C; and

(f)	Copies of the materials used for the training required by Section VII and lists of the attendees of the training.

c)	Threshold Setting Process Review:

(1)	For each Reporting Period, each Injunctive Relief Distributor or its outside consultants shall prepare a summary report describing how its Threshold-setting methodology for Independent Retail Pharmacy Customers and Chain Customers complies with Section XII (the "Annual Threshold Analysis and Assessment Report").

(2)	For each Reporting Period, the Monitor shall review the Annual Threshold Analysis and Assessment Report, determine whether the information reflects substantial compliance with the requirements of Section XII, and include any Observations and Recommendations, as defined in Section XVIII.G, in its annual Audit Report.

d)	Suspicious Orders and Suspicious Order Reporting Review:

(1)	For each Reporting Period, each Injunctive Relief Distributors will provide the Monitor with a report containing summary metrics for the Suspicious Orders that were reported to the DEA and the Settling States (the

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"Suspicious Order Metrics Report"). In the Suspicious Order Metrics Report, the Injunctive Relief Distributors will also provide summary metrics for Orders of Highly Diverted Controlled Substances that exceeded a Threshold but were still shipped.

(2)	For each Reporting Period, the Monitor shall review the Suspicious Order Metrics Report, determine whether the information reflects substantial compliance with the requirements of Section XIII, and include any Observations and Recommendations in its annual Audit Report.

e)	Compensation Reviews:

(1)	For each Reporting Period, the Monitor will review compensation-related policy documents for each Injunctive Relief Distributor for sales personnel. The Monitor shall analyze those documents and determine whether the compensation policies of each Injunctive Relief Distributor comply with the requirements contained in Section V.

f)	Red Flags Review:

(1)	For each Reporting Period, the Monitor shall review the Red Flags defined in Section VIII and their incorporation into each Injunctive Relief Distributor's policies and procedures. The Monitor shall determine whether the information reflects substantial compliance with the requirements of Section VIII and include any Observations and Recommendations, as called for by Section VIII.C, about those definitions in its annual Audit Report.

g)	Review of CSMP Integration with the Clearinghouse:

(1)	For each Reporting Period, each Injunctive Relief Distributor shall prepare a report summarizing the status of the Injunctive Relief Distributor's CSMP integration with the operation of the Clearinghouse ("Clearinghouse Integration Report"). The Monitor shall review each Injunctive Relief Distributor's Clearinghouse Integration Report, determine whether the information reflects substantial compliance with the requirements of Section XVII, and include any Observations and Recommendations in its annual Audit Report.

G.	Observations and Recommendations:

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1.	If the Monitor notes any areas for potential improvement during the course of the reviews conducted pursuant to the Injunctive Relief Terms, the Monitor shall include any such recommendations in the Audit Report. Collectively, any such questions, concerns or recommendations will be referred to as "Observations and Recommendations."

H.	Audit Reports:

1.	No later than one hundred and twenty (120) calendar days prior to the end of a Reporting Period and/or at any other time deemed reasonably necessary by the Monitor, the Monitor shall provide each Injunctive Relief Distributor with a draft report detailing any instances of substantial non- compliance with the applicable provisions of the Injunctive Relief Terms from the reviews in Section XVIII.F (the "Draft Report"). The Draft Report will also describe any Observations and Recommendations.

2.	Within thirty (30) calendar days of its receipt of the Draft Report, the Injunctive Relief Distributor will provide comments and responses to the Draft Report. The Injunctive Relief Distributor will, among other things:

a)	Respond to each instance of substantial non-compliance, including, where appropriate, describing any corrective action taken (or to be taken).

b)	Respond to each Observation and Recommendation.

3.	Within thirty (30) calendar days of its receipt of the Injunctive Relief Distributors' responses to the Draft Report, the Monitor shall provide a final report (the "Audit Report") to each Injunctive Relief Distributor and the State Compliance Review Committee. The Monitor shall provide the State Compliance Review Committee with a copy of an Injunctive Relief Distributor's response to the Draft Report.

4.	No action or lack of action by the Settling States regarding information received from the Monitor concerning an Injunctive Relief Distributor's conduct shall be considered affirmation, acceptance, or ratification of that conduct by the Settling States.

I.	Confidentiality:

1.	Materials and information provided by the Injunctive Relief Distributors to the Monitor that are designated "Confidential" (and any parts, portions, or derivations thereof) (the "Confidential Information") will be kept confidential and not be shown, disclosed, or distributed to any other party, including any other Injunctive Relief Distributor.

2.	The Monitor will not use materials or information received from one Injunctive Relief Distributor, or information or analysis developed using

FINAL AGREEMENT 3.25.22

the Confidential Information of an Injunctive Relief Distributor, in its assessment of any other Injunctive Relief Distributor. Because each Injunctive Relief Distributor operates pursuant to its own unique policies and procedures intended to comply with legal and other requirements of the Injunctive Relief Terms, the Monitor shall apply the standards of each Injunctive Relief Distributor to its reviews without preference to the practices or standards applied by any other Injunctive Relief Distributor.

3.	If any of the Settling States or the Monitor receive a request for disclosure of any material or information created or shared under the Injunctive Relief Terms, pursuant to a Third Party Request, the Settling State or the Monitor, respectively, shall notify the Injunctive Relief Distributors of the Third Party Request and the Confidential Information to be disclosed so that the Injunctive Relief Distributors may seek a protective order or otherwise challenge or object to the disclosure. The Settling State or the Monitor will provide the Injunctive Relief Distributors with at least ten (10) days' advance notice before complying with any Third Party Request for Confidential Information, except where state law requires a lesser period of advance notice.

4.	Nothing herein will be deemed to prevent any party from claiming any applicable exemption to the public information act, freedom of information act, public records act, or similar law.

XIX.	ENFORCEMENT OF INJUNCTIVE RELIEF TERMS

A.	State Compliance Review Committee:

1.	Any Settling State may initiate a review of a Potential Violation consistent with the process set forth in Section XIX.

2.	The State Compliance Review Committee shall assign the Monitor the responsibilities set forth in Sections XIX.B.3 through XIX.B.7, regarding review of a Potential Violation and an opportunity to cure, except with respect to matters requiring interpretation of the Injunctive Relief Terms subject to Section XIX.C.2. The objective of the Monitor shall be to facilitate a resolution among the parties, providing an opportunity to cure, as applicable, for the party against whom a Potential Violation has been alleged.

3.	No less than six (6) months before the Monitor's term expires pursuant to Section XVIII, the State Compliance Review Committee and Injunctive Relief Distributors shall meet and confer in good faith to determine the parameters and processes for continued enforcement, consistent to the maximum extent possible with the provisions set forth in Section XIX, for the period after the Monitor's term has ended. Absent agreement between the State Compliance Review Committee and Injunctive Relief

FINAL AGREEMENT 3.25.22

Distributors, all provisions set forth in Section XIX involving the Monitor are excused after the Monitor's term has ended.

4.	Should an Injunctive Relief Distributor allege in good faith that a Settling State or the Monitor has impaired the ability of the Injunctive Relief Distributor to meet the Injunctive Relief Terms, the Injunctive Relief Distributor may request the State Compliance Review Committee to mediate any dispute in an effort to avoid the time and expense of litigation regarding interpretation and enforcement of the Injunctive Relief Terms.

B.	Process for Review of Potential Violations and Opportunity to Cure:

1.	Definition of "Potential Violation": A Potential Violation occurs when an Injunctive Relief Distributor is alleged to not be in substantial compliance with (i) the Injunctive Relief Terms or (ii) a Corrective Action Plan adopted consistent with the process set forth in Section XIX.B.7.

2.	Submission of Notice of Potential Violation. An allegation of a Potential Violation shall be submitted to the State Compliance Review Committee in writing by one or more Settling States ("Notice of Potential Violation" or "Notice") and shall include the following to the extent practicable:

a)	Specification of the particular Injunctive Relief Term(s) and/or Corrective Action Plan(s) implicated by the Potential Violation;

b)	Description of the Potential Violation with specificity;

c)	The reasoning for and, if available, any documentation supporting the allegation that a Potential Violation has occurred, including whether the Potential Violation is a matter identified by the Monitor in an Audit Report; and

d)	Description of the time-sensitivity of the Potential Violation, if relevant.

3.	Assignment to Monitor. The State Compliance Review Committee shall review every Notice. If the State Compliance Review Committee reasonably believes that further review is warranted, the State Compliance Review Committee shall forward the Notice to the Monitor. The Monitor shall ensure that the Injunctive Relief Distributor that is the subject of the Notice receives a copy of the Notice and a proposed schedule consistent with the process set forth in Sections XIX.B.4 and XIX.B.5.

4.	Response to Notice of Potential Violation. Within thirty (30) days of receipt of the Notice of Potential Violation, the Injunctive Relief Distributor that is the subject of the Notice shall provide a written response to the referring Settling State(s), the Monitor, and the State Compliance Review Committee. The response (a) shall set forth the

FINAL AGREEMENT 3.25.22

reasons the Injunctive Relief Distributor that is the subject of the Notice believes that it is in substantial compliance with the relevant Injunctive Relief Term(s) and/or Corrective Action Plan(s), and (b) as applicable, shall explain efforts undertaken to cure the Potential Violation and a schedule for completing the efforts to cure.

5.	Conference for Parties re Notice of Potential Violation. The parties to the Notice shall meet or otherwise confer regarding the Potential Violation. The parties and the Monitor shall make themselves available for such a meeting (which may at any party's election be a virtual or technology- based meeting), provided, however, that the meeting is not required to take place sooner than fifteen (15) days after a written response to the Notice of Potential Violation.

6.	Process for Previously-Submitted Notices of Potential Violation. At the request of the parties to a Notice, the Monitor shall determine whether the Notice implicates the same or similar issues as a previously submitted Notice or is a matter previously identified by the Monitor in an Audit Report involving the same party alleged to have engaged in a Potential Violation, and make an initial determination as to whether the issues needs to be addressed anew. The Monitor shall inform the Settling State and Injunctive Relief Distributor involved in the previous Notice or the subject of a matter previously identified by the Monitor in an Audit Report of its determination within five (5) business days of receipt of the Notice. The Settling State and Injunctive Relief Distributor shall have five (5) business days to object to the determination. If an objection is made, the Monitor shall respond to the objection within five (5) business days. If no objection is made, the party involved in the prior Notice may rely on the response to the previously submitted Notice or matter previously identified by the Monitor in an Audit Report and no further action shall be required.

7.	Monitor Resolution of Potential Violation and Opportunity to Cure. Within thirty (30) days of the meeting pursuant to Section XIX.B.5, the Monitor, taking into consideration the submissions of the parties involved in the Notice and other information available to the Monitor, shall resolve the Notice as follows:

a)	If the Monitor reasonably believes that a Potential Violation is not ongoing or has been substantially resolved as of thirty (30) days from the meeting pursuant to Section XIX.B.5, the Monitor shall provide written notice to the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice.

b)	If the Monitor reasonably believes that a Potential Violation is ongoing and has not been substantially resolved as of thirty (30) days from the meeting pursuant to Section XIX.B.5, the Monitor

FINAL AGREEMENT 3.25.22

shall provide written notice to the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice and request that the Injunctive Relief Distributor prepare, within thirty (30) days of the receipt of such written notice, a Corrective Action Plan to remedy such Potential Violation, including a reasonable period for implementation of such plan. The Monitor may extend the period of time to submit a Corrective Action Plan up to ninety (90) days based on a reasonable request by the affected party.

c)	A Corrective Action Plan may address multiple Potential Violations, and an existing Corrective Action Plan may be amended to address additional Potential Violations.

d)	Within ten (10) business days of submission of a Corrective Action Plan regarding a Potential Violation, the Monitor shall confer with the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice regarding the proposed Corrective Action Plan. The Monitor may recommend revisions in its discretion. The conference required by this paragraph may at any party's election be a virtual or technology-based meeting.

e)	Within thirty (30) days of the conference in Section XIX.B.7.d, the Monitor shall advise the State Compliance Review Committee and the Settling State(s) and Injunctive Relief Distributor involved in the Notice whether the Monitor has adopted the proposed Corrective Action Plan or whether the Monitor has adopted it after making modifications. The Monitor shall also set forth a reasonable period for implementation of any such plan that has been adopted. The Injunctive Relief Distributor that is subject to a Corrective Action Plan adopted by the Monitor must begin to comply with the Corrective Action Plan within five (5) business days of receiving notice of the Corrective Action Plan has been adopted, unless it seeks review by the State Compliance Review Committee pursuant to Section XIX.C.1.

C.	Enforcement Responsibilities of State Compliance Review Committee:

1.	The Settling State(s) or Injunctive Relief Distributor involved in a Notice may request the State Compliance Review Committee to review the resolution (including a resolution pursuant to Section XIX.B.7.a) and/or Corrective Action Plan adopted by the Monitor regarding that Notice. Any such request must be made within five (5) business days of a resolution or adoption of a Corrective Action Plan by the Monitor. The State Compliance Review Committee, taking into consideration the resolution by the Monitor, submissions of the Settling State(s) or Injunctive Relief

FINAL AGREEMENT 3.25.22

Distributor, and other information available to the Committee, shall within thirty (30) days of receipt of the request resolve the matter by written notice to the affected parties, which shall include the State Compliance Review Committee's reasoning in reaching its resolution. The State Compliance Review Committee may agree, disagree, or modify any resolution or Corrective Action Plan that it reviews. An Injunctive Relief Distributor that is subject to a Corrective Action Plan that is affirmed or affirmed as amended by the State Compliance Review Committee must within five (5) business days begin to comply with the Corrective Action Plan.

2.	The State Compliance Review Committee shall review any issues raised by a Notice regarding the interpretation of the Injunctive Relief Terms at the request of the Settling State(s), Injunctive Relief Distributor involved in a Notice, or the Monitor. Such a request may be made at any time after the Notice's submission, and the request will not extend the timelines set forth in Sections XIX.B and XIX.C.1. The State Compliance Review Committee shall notify the Monitor, Settling State(s) and Injunctive Relief Distributor involved in the Notice of its determination. Settling States and Injunctive Relief Distributors do not waive their rights to challenge the interpretation of the Injunctive Relief Terms by the State Compliance Review Committee in any subsequent proceeding pursuant to Section XIX.E.2.

3.	The State Compliance Review Committee may, independent of a Notice of Potential Violation, review requests by a Monitor, Settling State, or Injunctive Relief Distributor regarding the interpretation of the Injunctive Relief Terms. The State Compliance Review Committee shall notify the Monitor and requesting party of its interpretation, including the State Compliance Review Committee's reasoning in reaching its conclusion. Settling States and Injunctive Relief Distributors do not waive their rights to challenge the interpretation of the Injunctive Relief Terms by the State Compliance Review Committee in any subsequent proceeding pursuant to Section XIX.E.2.

4.	The State Compliance Review Committee shall make available to all Settling States and Injunctive Relief Distributors any interpretation it issues pursuant to Sections XIX.C.2 and XIX.C.3.

D.	Composition of State Compliance Review Committee:

1.	A Settling State on the State Compliance Review Committee that is in active litigation with one or more of the Injunctive Relief Distributors, or in another potential conflict of interest involving compliance with Controlled Substances laws and regulations, may not serve on the State Compliance Review Committee for matters involving the affected Injunctive Relief Distributor, and the remaining Settling States on the

FINAL AGREEMENT 3.25.22

State Compliance Review Committee shall within five (5) business days select an alternate Settling State as a replacement.

2.	If the affected state on the State Compliance Review Committee disputes that it has a disqualifying active litigation or other conflict of interest, the determination of whether that state has a conflict disqualifying it from serving on the State Compliance Review Committee shall be made by the remaining states on the State Compliance Review Committee.

E.	Enforcement Actions:

1.	Any written notice or resolution by the State Compliance Review Committee regarding the matters set forth in Sections XIX.B and XIX.C shall provide the State Compliance Review Committee's assessment of the matter but will not be an official opinion of any individual Settling State.

2.	Following the issuance of a written notice or resolution of the State Compliance Review Committee pursuant to Section XIX.C, a Settling State or Injunctive Relief Distributor may take whatever action it deems necessary related to the written notice or resolution issued by the State Compliance Review Committee, provided that the Settling State or Injunctive Relief Distributor is either (a) the Settling State that sought review by the State Compliance Review Committee, or (b) the Injunctive Relief Distributor that is the subject of the Potential Violation at issue. Such action may include but is not limited to bringing an action to enforce the settlement agreement, filing a new original action, or, the parties to a Notice attempting to negotiate a Corrective Action Plan directly with each other.

3.	The Settling States agree that prior to taking any court or administrative action, other than an action that is necessary to address an immediate threat to the health, safety, or welfare of the citizens of the Settling State, or that a public emergency requiring immediate action exists, it will follow the process outlined in Sections XIX.B and XIX.C.

4.	A Settling State or Injunctive Relief Distributor must bring a court or administrative action within six (6) months of any resolution of the State Compliance Review Committee, unless the alleged violation is also an independent violation of state or federal law, or an action that a Settling State concludes is necessary to address an immediate threat to the health, safety, or welfare of the citizens of the State, or that a public emergency requiring immediate action exists, in which cases, the applicable statute of limitations (if any) for sovereign actions shall apply.

FINAL AGREEMENT 3.25.22

EXHIBIT Q

Illustrative Examples of Prepayments

Example 1

Gross Settlement Prepayment: $3,000,000

Settlement Prepayment Reduction Schedule: Reduce amounts paid for each of Payment Years 8, 13, and 18 by $1,000,000

Net Settlement Prepayment Amount (assumes discount rate of five percent (5%)): $2,591,513 ($863,838 for each of Payment Years 5, 10, and 15)

Payment Year	Initial Settlement Payment Schedule	Settlement Prepayment Reduction (-)	Net Settlement Prepayment (+)	Revised Settlement Payment Schedule
1	$1,000,000			$1,000,000
2	$1,000,000			$1,000,000
3	$1,000,000			$1,000,000
4	$1,000,000			$1,000,000
5	$1,000,000		$863,838	$1,863,838
6	$1,000,000			$1,000,000
7	$1,000,000			$1,000,000
8	$1,000,000	$1,000,000		$0
9	$1,000,000			$1,000,000
10	$1,000,000		$863,838	$1,863,838
11	$1,000,000			$1,000,000
12	$1,000,000			$1,000,000
13	$1,000,000	$1,000,000		$0
14	$1,000,000			$1,000,000
15	$1,000,000		$863,838	$1,863,838
16	$1,000,000			$1,000,000
17	$1,000,000			$1,000,000
18	$1,000,000	$1,000,000		$0

Total	$18,000,000	$3,000,000	$2,591,513	$17,591,513

Q-1

FINAL AGREEMENT 3.25.22

Example 2

Gross Settlement Prepayment: $3,000,000

Settlement Prepayment Reduction Schedule: Reduce amounts paid for each of Payment Years 4, 9, and 14 by $1,000,000

Net Settlement Prepayment Amount (assumes discount rate of five percent (5%)): $2,857,143 ($952,381 for each of Payment Years 3, 8, and 13)

Payment Year	Initial Settlement Payment Schedule	Settlement Prepayment Reduction (-)	Net Settlement Prepayment (+)	Revised Settlement Payment Schedule
1	$1,000,000			$1,000,000
2	$1,000,000			$1,000,000
3	$1,000,000		$952,381	$1,952,381
4	$1,000,000	$1,000,000		$0
5	$1,000,000			$1,000,000
6	$1,000,000			$1,000,000
7	$1,000,000			$1,000,000
8	$1,000,000		$952,381	$1,952,381
9	$1,000,000	$1,000,000		$0
10	$1,000,000			$1,000,000
11	$1,000,000			$1,000,000
12	$1,000,000			$1,000,000
13	$1,000,000		$952,381	$1,952,381
14	$1,000,000	$1,000,000		$0
15	$1,000,000			$1,000,000
16	$1,000,000			$1,000,000
17	$1,000,000			$1,000,000
18	$1,000,000			$1,000,000

Total	$18,000,000	$3,000,000	$2,857,143	$17,857,143

Q-2

FINAL AGREEMENT 3.25.22

EXHIBIT R

Agreement on Attorneys' Fees, Expenses and Costs

This Agreement on Attorneys' Fees, Expenses and Costs ("Fee Agreement") is entered between McKesson Corporation, Cardinal Health, Inc., and AmerisourceBergen Corporation (collectively, the "Settling Distributors"), and the Plaintiffs' Executive Committee appointed in the multidistrict litigation in the Northern District of Ohio, National Prescription Opiate Litigation, No. 1:17-MD-2804 ("MDL PEC"), in connection with the Distributor Settlement Agreement ("Distributor Agreement"). This Fee Agreement becomes effective on the Effective Date of the Distributor Agreement or the date that the Consent Judgments anticipated under the Distributor Agreement become final in 25 Settling States (whichever is later). However, costs specified in Sections II.I and II.I.4 of this Fee Agreement that are to be funded pre-Effective Date by the Settling Distributors are effective upon agreement in writing with the Settling Distributors.

I.                   Definitions.

A.                 This Fee Agreement incorporates all defined terms in the Distributor Agreement, unless otherwise defined herein, and shall be interpreted in a manner consistent with the Distributor Agreement.

B.                 "Attorney." Any of the following retained through a legal contract: a solo practitioner, a multi-attorney law firm, or other legal representative of a Participating Subdivision.

C.                 "Attorney Fee Fund." An account consisting of funds allocated to pay attorneys' fees approved pursuant to Section II of this Fee Agreement established by Order of, and under the ongoing jurisdiction of, the MDL Court, as provided below.

D.                 "Common Benefit Fund." The sub fund of the Attorney Fee Fund described in Section II.C.

E.                  "Contingency Fee Fund." The sub fund of the Attorney Fee Fund described in Section II.D.

F.                  "Cost and Expense Fund Administrator." The administrator appointed by the MDL Court to administer the MDL Expense Fund and Subdivision Cost Fund as provided in the Fee Agreement.

G.	"Cost Funds." Collectively, the MDL Expense Fund and Subdivision Cost Fund.

H.                 "Fee Entitlement." Any right, entitlement or expectation, including but not limited to a fee contract, contingent fee contract, agreement, referral arrangement, co-counsel arrangement, State Back-Stop Agreement, or any other arrangement by which counsel could receive compensation or other consideration.

FINAL AGREEMENT 3.25.22

I.                    "Fee Panel." The three-person panel appointed by the MDL Court to administer the Attorney Fee Fund and its sub funds as provided in the Fee Agreement.

J.	"Litigating Subdivision Cost Fund." The cost fund described in Section II.E herein.

K.	"MDL Court." United States District Court for the Northern District of Ohio Eastern Division, Case No. 1:17-md-2804, Judge Dan Aaron Polster.

L.	"MDL Expense Fund." The cost fund described in Section II.F below.

M.	"MDL PEC." The Plaintiffs' Executive Committee appointed by the MDL Court.

N.                 "Non-Participating Litigating Subdivision." A Litigating Subdivision that is not a Participating Subdivision.

O.                 "Participating Litigating Subdivision." A Litigating Subdivision that is also a Participating Subdivision.

P.                  "Participation Agreement." An agreement executed by an Attorney that acknowledges the obligation to pay an appropriate MDL Common Benefit Assessment.

Q.                 "Qualifying Representation." Legal services provided for representation of a Participating Litigating Subdivision regarding Released Claims against Released Entities.

R.                 "State Back-Stop Agreement." Any agreement by a Settling State and private counsel for Participating Subdivisions in that State (or legislation enacted in that State) to provide, adjust, or guarantee attorneys' fees and costs, whether from the Attorney Fee Fund or any other source recognized in the agreement or legislation.

II.                Fees and Costs.

A.	Total Attorneys' Fees and Costs.

1.                  Total attorneys' fees and costs to be paid by Settling Distributors to Attorneys in each of the relevant Payment Years under this Fee Agreement shall be up to the following amounts, subject to the provisions set forth below, including with respect to the division of the Attorney Fee Fund into its sub funds:

	Attorney Fee Fund (Contingency Fee Fund and Common Benefit Fund	MDL Expense Fund	Litigating Subdivision Cost Fund
Payment Year 1	$136,044,378.70	$40,384,615.39	$40,000,000
Payment Year 2	$150,934,911.25		$40,000,000
Payment Year 3	$270,825,443.80		$40,000,000
Payment Year 4	$183,625,739.68

FINAL AGREEMENT 3.25.22

Payment Year 5	$183,625,739.69
Payment Year 6	$183,625,739.69
Payment Year 7	$183,625,739.69

2.                  The sub funds within the Attorney Fee Fund shall include the Common Benefit Fund and the Contingency Fee Fund. The Cost Funds shall include the MDL Expense Fund, and the Litigating Subdivision Cost Fund. The State Counsel Fee Fund and the State Cost Fund shall be separate funds under the control of the Settling States.

3.                  The Contingency Fee Fund and the Common Benefit Fund shall be administered by a Fee Panel to be appointed by the MDL Court that will be governed by the provisions of this Fee Agreement and shall design the process and procedures for the allocation of fees pursuant to this Fee Agreement and the MDL Court's Order. The Cost Funds shall be administered by the Cost and Expense Fund Administrator to be appointed by the MDL Court who will be governed by the provisions of this Fee Agreement and shall design the process and procedures for the allocation of costs pursuant to this Fee Agreement and the MDL Court's Order.

4.                  The fees and costs to be paid under this Fee Agreement are available for Attorneys engaged in Qualifying Representations only. Fees and costs to be paid under this Fee Agreement are not available prior to the Effective Date of the Distributor Agreement or if the Distributor Agreement does not proceed past the Settling Distributors' determination in Section VIII.A of the Distributor Agreement. Fees and costs to be paid under this Fee Agreement are not available for representation of Non- Participating Subdivisions or Non-Litigating Subdivisions and are not available for representation of private hospitals, third-party payors, NAS claimants, personal injury/wrongful death claimants, or any entity other than Participating Litigating Subdivisions. In addition, fees and costs under this Fee Agreement are not available for representation of any individual or entity in matters other than those claims against Released Entities, but may include a reasonable share of representations that involve development of facts for pursuit of opioid-related claims against multiple defendants in the pharmacy, manufacturing, and distribution chain.

5.                  Payments due to the Attorney Fee Fund and the Cost Funds from the Settling Distributors under this Section II will be allocated among the Settling Distributors as follows: McKesson - 38.1%; Amerisource - 31.0%; Cardinal - 30.9%. A Settling Distributor's sole responsibility for payments under this Fee Agreement shall be to make its share of each payment. The obligations of the Settling Distributors in this Fee Agreement are several and not joint. No Settling Distributor shall be responsible for any portion of another Settling Distributor's share.

B.	Attorney Fee Fund and Sub Funds.

1.                       There shall be a split of the Attorney Fee Fund into the Contingency Fee Fund and the Common Benefit Fund. The split shall be 40% to the Contingency Fee Fund and 60% to the Common Benefit Fund.

FINAL AGREEMENT 3.25.22

2.                  In no event shall Settling Distributors be required to pay more into the Attorney Fee Fund in any Payment Year than the maximum amount specified for that Payment Year in Section II.A.1, which amounts are reflected in Exhibit M to the Distributor Agreement. The amounts allocated to the Contingency Fee Fund and the Common Benefit Fund set by the Fee Panel shall be subject to the reductions and offsets set forth below.

3.                  Awards of fees from the Contingency Fee Fund shall be available to Attorneys with Qualifying Representations of Participating Litigating Subdivisions eligible to receive an allocation under the Distributor Agreement, as set forth in Exhibit G to the Distributor Agreement, and shall be made applying the Mathematical Model attached as Exhibit A to this Fee Agreement ("Mathematical Model"). The collection of the data and calculations for the Mathematical Model has been a cooperative effort among private counsel for a large number of Litigating Subdivisions. The analysis has been spearheaded by Joseph Tann and Andrew Arnold. The Fee Panel is encouraged to continue working with those counsel in application of the Model. The Fee Panel shall oversee the application of the Model and resolve any questions or disputes concerning the eligibility of an Attorney to participate as required in Section II.G. The Panel is empowered to hear disputes concerning and ensure the accuracy of the mathematical calculation.

4.	As to awards from the Contingency Fee Fund, there shall be no right of appeal.

5.	Any appeal of an award of the Fee Panel from the Common Benefit Fund will be made to the MDL Court and be reviewed under an abuse of discretion standard.

C.	Common Benefit Fund. (60% of the Attorney Fee Fund.)

1.              Funds in the Attorney Fee Fund shall be allocated to the Common Benefit Fund according to the schedule set forth below, subject to the adjustments described in Section II.C.5. The payments are to be made on the following yearly schedule, subject to the adjustments set forth below:

Payment Year 1	$81,626,627.22
Payment Year 2	$90,560,946.75
Payment Year 3	$162,495,266.28
Payment Year 4	$110,175,443.79
Payment Year 5	$110,175,443.79
Payment Year 6	$110,175,443.79
Payment Year 7	$110,175,443.79
Total:	$775,384,615.41

FINAL AGREEMENT 3.25.22

2.               The Common Benefit Fund shall be available to compensate Attorneys engaged in Qualifying Representations of Participating Litigating Subdivisions who:

a.                  have performed work for the common benefit of all subdivisions pursuant to the guidelines established by Judge Polster set forth in MDL 2804 and the Order dated June 19, 2018, under docket number 636, which is included herein by reference; and

b.	satisfy the eligibility criteria set forth in Section II.G.

For purposes of Common Benefit Fund distribution, notwithstanding Section II.A.4 above, Attorneys representing Tribal Nations litigating against the Settling Distributors that have reached a settlement for Released Claims with Settling Distributors and/or Released Entities and meet the eligibility criteria in Section II.G shall be eligible.

3.               The Common Benefit Fund shall be overseen by the Fee Panel, which shall determine the allocation of funds to eligible Attorneys consistent with this Fee Agreement and the June 19, 2018 Order.

4.               In assessing the benefits that an Attorney has conferred to Participating Subdivisions (including non-Litigating Subdivisions) and/or Tribal Nations for purposes of any compensation decision, the Fee Panel shall give significant weight to the extent to which (i) the Attorney and his or her clients have contributed to increasing (or reducing) the Initial Participation Tier achieved through participation in the Distributor Agreement; (ii) the Attorney and his or her clients have contributed to increasing (or reducing) the amounts achieved under Incentive Payments A-D through participation in the Distributor Agreement; and (iii) the Attorney and his or her clients have contributed to the potential triggering of any suspension, reduction, or offset of Payment amounts under the Distributor Agreement. The Fee Panel may also consider additional fee recoveries the Attorney may potentially obtain, including, but not limited to, from State Back-Stop Agreements, representations of States or Tribal Nations, representations of other clients in opioids-related matters, or through the representation of Subdivision clients, whether they participated in the Distributor Agreement or not. It is the intent of this provision to recognize that the goal of the Distributor Agreement is to provide for maximum participation by the Subdivisions, maximum abatement funding for all Subdivisions nationally, and the maximum peace for Released Entities. Therefore, representing a Non- Participating Subdivision does not further the goal of the Distributor Agreement and should not be considered Common Benefit because it does not increase funds available to Participating Subdivisions' abatement programs. Representing Later Litigating Subdivisions is antithetical to the Distributor Agreement, detracts from Common Benefit, and is addressed by the ethics opinion discussed in Section II.I.4. The Fee Panel shall consider this concept of "common detriment" set forth in this Section II.C.4 in all of its decisionmaking with respect to the allocation of the Attorney Fee Fund among Attorneys, as well as, in its discretion, any offsets provided to Settling Distributors as set forth in Section II.C.6. The Fee Panel shall consider the totality of the Attorney's Participating Litigating Subdivisions as compared to the Attorney's Non-Participating Litigating

FINAL AGREEMENT 3.25.22

Subdivisions; the Parties recognize that, although the goal is for 100% participation, Attorneys with a higher number of clients have a higher probability of having one or more Non-Participating Litigating Subdivision client. As used in this Section II.C.4, "client" or "representing" a Subdivision shall include any Litigating Subdivision as to which the Attorney has a Fee Entitlement.

5.                  As set forth in Section II.C.6, the Fee Panel must consider the factors described in Section II.C.4 to determine how and whether to reduce the amounts to be paid by Settling Distributors under this Fee Agreement and to determine how to allocate funds among Attorneys. They may also, at their discretion, consider other factors. Any reduction in payment obligation or credit to be given a Settling Distributor in this Fee Agreement shall be applied against Payment Year 7 and working backwards. Any reduction to an Attorney not credited to Settling Distributors shall be allocated to attorneys whose Litigating Subdivision clients participated in the settlement by the Initial Participation Date.

6.                  The amounts to be provided as a credit or offset to Settling Distributors from the Common Benefit Fund shall depend on the relevant Participation Tier achieved, set forth in Exhibit H of the Distributor Agreement, as follows:

a.                        At Participation Tier 1 or below, the Common Benefit Fund payments to be paid by Settling Distributors shall be reduced as follows:

(i)                 With respect to any Attorney seeking payment from the Common Benefit Fund, the Fee Panel shall compare the aggregate allocation that Participating Litigating Subdivisions with which the Attorney has a Fee Entitlement would receive using the negotiating class allocation metrics with the aggregate amount that all Litigating Subdivisions (Participating and Non-Participating) with which the Attorney has a Fee Entitlement would receive using the negotiating class allocation metrics, provided that only Litigating Subdivisions in Settling States shall be considered for this ratio. The Fee Panel will multiply the amount to be paid to that Attorney from the Common Benefit Fund by that ratio, reduce the Attorney's award by a maximum reduction of 15%, and the dollar amount of such reduction shall be deducted, dollar-for- dollar, from the amount owed by Settling Distributors to the Common Benefit Fund of the Attorney Fee Fund.

(ii)                  In the event that any Non-Participating Subdivision that is (a)   under the jurisdiction of the MDL Court or (b) represented by an Attorney that is obligated to pay into the MDL Common Benefit Fund pursuant to a Participation Agreement, an order of the MDL Court, or any other arrangement settles with or wins a judgment against a Released Entity separate from the Distributor Agreement, and such settlement or judgment results in a common benefit fee assessment or fee payment into the MDL Common Benefit Fund during the time of Settling Distributors' obligation to pay fees under this Fee Agreement, Settling Distributors'

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obligation to pay into the Common Benefit Fund shall be reduced dollar- for-dollar for any amount of such fee assessments or payments (in the aggregate based on all reductions in this Section II.C.6.a.ii that exceed the reductions in Section II.C.6.a.i).

(iii)             For the avoidance of doubt, in Tier 1 for each settlement or judgment with the Settling Distributors that results in an assessment or payment to the MDL Common Benefit Fund, that payment shall result in an offset for the Settling Distributors, unless the assessment or payment occurs after the Payment Date for Year 7.

b.                       At Participation Tier 2, the Common Benefit Fund payments to be made by Settling Distributors shall be reduced only as follows:

(i)                 Reduction by the Fee Panel. With respect to all Attorneys making an application that seeks payment from the Common Benefit Fund, the Fee Panel shall, following a determination that an Attorney is eligible under Section II.G, apply the criteria specified in Section II.C.4 in determining whether the lack of participation by Subdivisions with which an Attorney has a Fee Entitlement has resulted in a reduction in the Participation Tier achieved, reduction in benefit to Participating Subdivisions as a result of reductions in Incentive Payments A-D, and/or potential triggering of a suspension, reduction or offset under the Distributor Agreement. If the Fee Panel concludes that such a reduction has occurred, it must consider (1) the relative size of the Non- Participating Subdivision, as adjusted by the severity measures reflected in Exhibit H (governing the Participation Tiers) of the Distributor Agreement, and the impact of its non-participation on the Distributor Agreement as a whole (including amounts of Incentive Payments and triggering of suspensions, reductions or offsets); (2) whether and by how much the payment to the Attorney from the Common Benefit Fund should be reduced as a result of the impact of such non-participation on Participating Subdivisions; and (3) whether some or all of said reduction should revert to Settling Distributors due to the reduction in peace obtained from the Distributor Agreement. Consideration of the factors discussed in this Section II.C.6.b.i and Section II.C.4 is mandatory. The decision whether to (and by how much to) reduce payments by Settling Distributors or to reduce the payment to any Attorney based on the factors in Section II.C.4 shall be in the sole discretion of the Fee Panel.

(ii)	Offsets.

(1)               In the event that any Non-Participating Subdivision that is (a) under the jurisdiction of the MDL Court or (b)   represented by an Attorney that is obligated to pay into the MDL Common Benefit Fund pursuant to a Participation Agreement, an order of the MDL Court, or any other arrangement

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settles with or wins a judgment against a Released Entity separate from the Distributor Agreement, and such settlement or judgment results in a common benefit fee assessment or fee payment into the MDL Common Benefit Fund during the time of Settling Distributors' obligation to pay Common Benefit Fees under this Fee Agreement, Settling Distributors' obligation to pay into the Common Benefit Fund shall be reduced dollar-for-dollar up to the amount of the fee assessment or payment, except that such amount shall be capped at 7.5% of the amount of the settlement or judgment. Such reduction shall be taken first from Payment Year 7 of Settling Distributors' payments to the Common Benefit Fund of the Attorney Fee Fund up to the full amount of Settling Distributors' payment obligation in Payment Year 7, then from Payment Year 6, and so on.

(2)       For the avoidance of doubt, for each settlement or judgment with the Settling Distributors that results in an assessment or payment to the MDL Common Benefit Fund, that payment shall result in an offset for the Settling Distributors, unless the assessment or payment occurs after the Payment Date for Payment Year 7.

c.                        At Participation Tier 3, the reductions to the Attorney Fee Fund shall be the same as set forth in Section II.C.6.b, except that the cap on each offset shall be 5% of the amount of such settlement or judgment.

d.                       At Participation Tier 4, there shall be no reductions to the Settling Distributors' obligations to make payment into the Common Benefit Fund, but the principles set forth in Section II.C.4 shall continue to apply.

D.	Contingency Fee Fund. (40% of the Attorney Fee Fund.)

1.                 Funds from the Attorney Fee Fund shall be allocated to the Contingency Fee Fund on the following yearly schedule, subject to the adjustments set forth below:

Payment Year 1	$54,417,751.48
Payment Year 2	$60,373,964.50
Payment Year 3	$108,330,177.52
Payment Year 4	$73,450,295.88
Payment Year 5	$73,450,295.88
Payment Year 6	$73,450,295.88
Payment Year 7	$73,450,295.88
Total:	$516,923,077.32

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2.               The Contingency Fee Fund shall be available to compensate Attorneys engaged in Qualifying Representations of Participating Litigating Subdivisions that meet the criteria set forth in Section II.G.

3.	The Contingency Fee Fund shall be available to Attorneys who:

a.                   represent Litigating Subdivisions that are Participating Subdivisions, whether their actions are filed in state or federal court; and

b.                  meet the eligibility criteria of Section II.G.

c.                   Participation in the Contingency Fee Fund by counsel that have a case that is not subject to the jurisdiction of the MDL Court shall not create, provide, or waive jurisdiction of the MDL Court over that Litigating Subdivision, that case or Attorneys, other than to oversee the fairness of the distribution process, and enforcement of this Fee Agreement.

4.               The amounts owed by Settling Distributors to the Contingency Fee Fund shall depend on the relevant Participation Tier set forth in Exhibit H of the Distributor Agreement as follows:

a.                     At Participation Tiers 1, 2 and 3, the Contingency Fee Fund payments shall be reduced as follows:

(i)                 For Non-Settling States, the Contingency Fee Fund payments shall first be reduced by the amounts identified by the Fee Panel, pursuant to Section II.H.6, that would have been owed to counsel for Litigating Subdivisions in Non-Settling States, had those States and those Litigating Subdivisions been Settling States and Participating Subdivisions.

(ii)               Following the calculation in Section II.D.4.a.i, the Contingency Fee Fund payments shall be reduced to reflect the non- joinder of Litigating Subdivisions in Settling States by subtracting the amounts identified by the Fee Panel, pursuant to Section II.H.6, that would have been owed to counsel for Non-Participating Litigating Subdivisions in Settling States had such Litigating Subdivisions been Participating Subdivisions.

b.                       At Participation Tier 4, there shall be no reductions in the Contingency Fee Fund.

c.                        In the event that the Settling Distributors, prior to the Effective Date of the Distributor Agreement, settle with any Litigating Subdivision and, under such settlement agreement pay attorneys' fees, the Fee Panel shall treat those Litigating Subdivisions as Participating Litigating Subdivisions and, applying the same criteria applicable to all Attorneys for Participating Litigating

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Subdivisions, determine what amount they would have been paid from the Contingency Fee Fund if they had become Participating Subdivisions under the Distributor Agreement without such prior settlement. That sum, rather than being paid to the Attorney for the previously settled Litigating Subdivision, shall be credited and/or returned to the Settling Defendants as if determined under Section II.D.4.a.ii above, except that such credit shall not be greater than the amount to the Attorneys paid under the Litigating Subdivision's prior settlement agreement.

E.	Litigating Subdivision Cost Fund.

1.                       The Settling Distributors shall pay $120,000,000 into the Subdivision Cost Fund, according to the schedule set forth below:

Payment Year 1	$40,000,000
Payment Year 2	$40,000,000
Payment Year 3	$40,000,000

2.                  The Litigating Subdivision Cost Fund shall be available to compensate Attorneys for costs and expenses arising out of representation of Participating Litigating Subdivisions or to compensate Participating Litigating Subdivisions for direct in-house costs for expenditures related to their litigation against the Settling Distributors, including the cost of in-house employees. No funds in the Litigating Subdivision Cost Fund may be used to compensate the costs incurred by Non-Participating Subdivisions or Non- Litigating Subdivisions or costs and expenses arising out of representation of any such Subdivision. In allocating the Litigating Subdivision Cost Fund, the Administrator shall not allocate any funds for costs incurred after July 21, 2021.

3.                  During the period between July 21, 2021, and the Effective Date, the MDL PEC, as well as Litigating Subdivisions eligible to claim costs from the Litigating Subdivision Cost Fund shall make best efforts to cease litigation activity against Settling Distributors, including by jointly seeking stays or severance of claims against the Settling Distributors, where feasible, or postponements if a motion to stay or sever is not feasible or is denied, so long as such actions are not otherwise detrimental to the Litigating Subdivision.

4.                  In the event that the Settling Distributors, prior to the Effective Date of the Distributor Agreement, settle with any Litigating Subdivision and, under such settlement agreement pay costs to the Litigating Subdivision or its Attorney, the MDL Cost and Expense Fund Administrator shall treat those Litigating Subdivisions as Participating Litigating Subdivisions and, using the same criteria applicable to all applicants to the Subdivision Cost Fund, determine what amount in costs the Litigating Subdivision or its Attorney would have been paid from the Litigating Subdivision Cost Fund if it had settled under the Distributor Agreement. That sum, rather than being paid to the Attorney or the previously settling Litigating Subdivision, shall be credited and/or returned to the Settling Defendants, except that such sum shall not be greater than the amount paid under the previously settled Litigating Subdivision's settlement agreement.

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5.                  The MDL Court shall appoint a Cost and Expense Fund Administrator, who shall develop a process and criteria, with input from participating counsel, by which to (a) determine the distribution of amounts from the MDL Expense Fund in pursuit of the claims against Settling Distributors; and (b) receive and evaluate applications from Participating Litigating Subdivisions, whether filed in Federal Court or State Court, to seek reimbursement from the Litigating Subdivision Cost Fund for eligible costs under Section II.E.2 in pursuit of the claims against the Settling Distributors. The Cost and Expense Fund Administrator shall require transparency from all applicants as to any other sources for compensating Attorneys for Litigating Subdivisions for costs incurred. The Cost and Expense Fund Administrator shall be compensated from the Fund.

6.                  In the event that the total amount of reimbursements from the Litigating Subdivision Cost Fund approved as reasonable by the Cost and Expense Administrator is less than the $120,000,000, any remaining funds shall revert to the Settling Distributors.

F.	MDL Expense Fund.

1.                       In Payment Year 1 of the Distributor Agreement, the Settling Distributors shall pay the following amount into the MDL Expense Fund:

MDL Expense Fund	$40,384,615

2.                  The MDL Expense Fund shall be released following the Effective Date of this Fee Agreement without any delay to reimburse the MDL Counsel for an agreed-to portion of the expenses incurred, as approved by the Cost and Expense Fund Administrator. The MDL Expense Fund will be paid directly to the MDL Cost Account, set up by MDL Order and will be administered under the ongoing jurisdiction of the MDL Court, as provided below. No funds may be used to compensate the costs incurred by Non-Participating Subdivisions or to compensate any Attorney for costs incurred in representing one or more Non-Participating Subdivisions.

3.                  In allocating the MDL Expense Fund, the Administrator shall not allocate any funds for costs incurred after July 21, 2021, unless the Administrator determines that there are sufficient funds to cover all subdivision costs incurred prior to July 21, 2021 and that special circumstances exist to justify costs incurred following the public announcement of the Distributor Agreement.

G.	Eligibility.

1.                 It is the intention of all parties participating in the Fee Panel process that there should be total transparency to the Fee Panel and to all fund participants. In connection with the process to be developed by the Fee Panel, any and all monies in attorney's fees, including referral fees, expenses paid, promises for payment, or any other Fee Entitlement, to any applicant in any opioid litigation shall be disclosed to the Fee Panel as a condition of participating in the Attorney Fee Fund and prior to an award from the Fee Panel. Any payment, expectation of payment or perceived entitlement to participate in a State Back-Stop Agreement or any other agreement reached with a

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Settling State or any Subdivision or any other source regarding payment of fees must be disclosed to the Fee Panel. Similarly, any right to payment from any other fund, for example a fund for payment to lawyers representing Settling States or Tribal Nations or Subdivisions shall be disclosed to the Fee Panel. Because it is anticipated that there will be multiple firms listed on contingent fee agreements with Litigating Subdivisions, the Fee Panel shall establish procedures, with input from Attorneys for Participating Litigating Subdivisions, for who should petition for fees from such groups and to whom the fee shall be paid and thereafter distributed to co-counsel in accordance with applicable agreements. For the avoidance of doubt, all Attorneys that are part of such groups must meet the eligibility criteria in Section II.G, must be subject to the criteria set forth in Section II.C.4, and must be disclosed to the Fee Panel.

2.               An Attorney may apply for and recover attorneys' fees from the Common Benefit Fund, the Contingency Fee Fund, and the Litigating Subdivision Cost Fund and any fund created by a past or future State Back-Stop Agreement, provided the Attorney satisfies the requirements relevant to each such fund and requirements for disclosure to the Fee Panel.

3.               An Attorney may not receive any payment from the Attorney Fee Fund (which includes both the Contingency Fee Fund and the Common Benefit Fund) unless the following eligibility criteria are met and annually certified by the Attorney:

a.                        The Attorney must expressly waive the enforcement against the Litigating Subdivision client of all Fee Entitlements (other than under State Back- Stop Agreements) arising out of or related to any or all Qualifying Representations of any Participating Litigating Subdivision prior to applying for attorneys' fees from the Attorney Fee Fund or costs from the Cost Funds. All applications for attorneys' fees or costs under this Fee Agreement shall include an affirmation by the Attorney of such waiver and notice to the client(s) of such waiver. Such waiver shall not preclude the Attorney from submitting such Fee Entitlements to the Fee Panel as a factor for consideration in allocating payments from the Attorney Fee Fund or in connection with a State Back-Stop Agreement. For the avoidance of doubt, no Attorney may recover fees under this Fee Agreement unless the Attorney expressly agrees not to enforce Fee Entitlements as to each and every Participating Litigating Subdivision represented by that Attorney, but such Attorneys may participate in and receive funds from a State Back-Stop Agreement.

b.                       The Attorney must represent that s/he has no present intent to represent or participate in the representation of any Later Litigating Subdivision or any Releasor with respect to Released Claims against Released Entities.

c.                        The Attorney must represent that s/he has not and will not engage in any advertising or solicitation related to Released Claims against Released Entities where such advertising or solicitation relates to a representation that the Attorney could not undertake consistent with the ethics opinion referenced in Section II.I.4.

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d.                       The Attorney must represent s/he will not charge or accept any referral fees for any Released Claims brought against Released Entities by Later Litigating Subdivisions. For the avoidance of doubt, this representation shall not prohibit Attorneys from receiving allocated shares of any future common benefit assessments arising out of settlements or judgments with Later Litigating Subdivisions represented by other Attorneys that are the result of the MDL Court's Common Benefit order.

e.                        The Attorney may not have and must represent that s/he does not have a Fee Entitlement related to a Later Litigating Subdivision.

f.                         The Attorney must certify that s/he has reviewed the ethics opinion referenced in Section II.I.4 and will act in conformity with such opinion.

g.                       The Attorney must fully disclose the participation, or the anticipation of participation, in any agreement with a Settling State or Participating Subdivision concerning fees arising out of or related to the Distributor Agreement, including any fees paid or anticipated to be paid or any State Back-Stop Agreement.

h.                       The Attorney must identify for the Fee Panel whether s/he utilized state litigation work product or MDL work product, including but not limited to ARCOS data, document repositories, experts developed in the MDL, and deposition transcripts. The Attorney must identify whether s/he signed the MDL Participation Agreement, and for which case(s) it was signed.

i.                         Any Attorney who applies for fees from one or both Funds must represent that, having exercised his/her independent judgment, s/he believes the Distributor Agreement to be fair and will make or has made best efforts to recommend the Distributor Agreement to his or her Subdivision clients in Settling States. For the avoidance of doubt, each Attorney is expected to exercise his or her independent judgment in the best interest of each client individually before determining whether to recommend joining the settlement. All applications for attorneys' fees or costs under this Section II shall include an affirmation by the Attorney in compliance with this Section II.G.

4.               No Attorney receiving fees under this Fee Agreement may apply for or recover from the Attorney Fee Fund fees arising from representing a Non-Settling State or a Non-Participating Subdivision. All applications for attorneys' fees under this Section II shall include an affirmation by the Attorney of compliance with this Section II.

5.               An Attorney who has filed an application under this Section II and received an award of attorneys' fees shall provide a certification of compliance this Fee Agreement annually during the years upon which they are still entitled to receive attorneys' fee payments.

6.               If, at any time, the Attorney is unable to make the representations set forth in this Section II.G.3, such representations become untrue, or the Attorney falsely

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represents compliance with the eligibility criteria, the Attorney shall cease to be eligible to receive funds from the Attorney Fee Fund until further review by the Fee Panel of the Attorney's eligibility under and compliance with this Section II.

7.                  If an Attorney has a Fee Entitlement from a Later Litigating Subdivision or otherwise becomes unable to reaffirm compliance with the eligibility criteria set forth above, the Attorney shall notify Settling Distributors and the Fee Panel. For the avoidance of doubt, any Attorney who undertakes any new representation of, or has a Fee Entitlement to, a Later Litigating Subdivision shall be prohibited from receiving any future funds from the Attorney Fee Fund. If an Attorney fails to notify Settling Distributors and the Fee Panel of such Fee Entitlement to a Later Litigating Subdivision, the Attorney shall be required to refund amounts previously paid.

8.                  In the event that an Attorney is deemed ineligible by the Fee Panel (whether based on its initial application or subsequent recertification), the Fee Panel shall provide notice to the Attorney and give the Attorney 30 days to provide additional information such that the Fee Panel could reconsider the Attorney's eligibility.

9.                  To the extent that an Attorney has a Fee Entitlement with a Participating Subdivision and is authorized to bring Released Claims against Released Entities, but such authorization is, in scope, less broad than the category of Released Claims set forth in the Distributor Agreement, such Attorney may participate fully in both the Contingency Fee Fund and the Common Benefit Fund, without any reduction imposed by the Fee Panel due to the scope of the authorization, so long as the Participating Subdivision fully releases all Released Claims against Released Entities.

10.               Attorneys applying to the Attorney Fee Fund knowingly and expressly agree to be bound by the decisions of the Fee Panel, subject to the limited appeal rights set forth in this Fee Agreement, and waive the ability to assert the lack of enforceability of the allocation reached through the arbitration procedures outlined herein.

H.	Calculation of Amounts Due.

1.                       The Fee Panel shall be solely responsible for determining the amount of fees to be paid to each Attorney and each Participating Subdivision that applies under this Section II. None of the Released Entities shall have any responsibility, obligation, or liability of any kind whatsoever with respect to how attorneys' fees are calculated under this Section II, except that the Fee Panel may receive information from the Settling Distributors (a) as to the identity of Participating, Non-Participating, Litigating, Later Litigating, and Non-Litigating Subdivisions; (b) the impact of non-participation by a Litigating Subdivision as is relevant to the Fee Panel's determination in Section II.C.4; and (c) such other information as Settling Distributors may voluntarily elect to provide.

2.                  The Fee Panel shall establish procedures for the arbitration process consistent with this Fee Agreement and orders of the MDL Court. Such procedures may include submission of documentary and/or other evidence, interviews with applicants and/or other counsel (including counsel for Settling Distributors) that the Fee Panel

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deems appropriate, and/or other means of creating a record upon which fee awards will be based.

3.             In making determinations under this Fee Agreement, the Fee Panel must apply the eligibility criteria set forth in Section II.G of this Fee Agreement and the criteria set forth in Section II. In addition, the Fee Panel will give consideration in regard to Common Benefit awards to the Johnson factors, as well as the following factors (which factors may be applied and given relative weight in the Fee Panel's discretion):

a.                       The Attorney's contemporaneously recorded time and labor dedicated to Qualifying Representations along with the Attorney's financial commitment to such Qualifying Representations. Claimed "time" will not be automatically accepted by the Fee Panel but will be critically reviewed and given substantially more weight and consideration if such time was subject to the audit process described in any Pretrial Order(s) governing the collection of common benefit time;

b.                       The novelty, time, and complexity of the Qualifying Representations;

c.                        The skill requisite to perform legal services properly and undesirability of the case;

d.                       The preclusion of other employment by the Attorney due to time dedicated to Qualifying Representations;

e.                        The "common benefit," if any alleged to have been conferred by the Attorney and whether such common benefit work product by that Attorney was used by others in parallel litigations against Released Entities whether within or outside the MDL, provided that for any Attorney claiming that s/he substantially benefited cases other than those in which s/he entered an appearance as counsel must substantiate such claims by proffering factual support, such as proper supporting affidavits or other documents as determined by the Fee Panel with input from Attorneys for Participating Litigating Subdivisions;

f.                        Any "common detriment," as set forth in Section II.C.4.

g.                       Any contingent fee agreements or other Fee Entitlement with Participating Subdivisions, enforcement of which, except for State Back-Stop Agreements, are waived in conjunction with the application, the nature and extent of any work for those Participating Subdivisions, whether such Participating Subdivisions actively litigated and, if so, the nature and procedural history of such case(s);

h.                        The experience, reputation, and ability of the Attorney;

i.                         Whether the Attorney's clients brought Released Claims against Released Entities;

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j.                         The status of discovery in cases primarily handled by the Attorney;

k.                       The nature of any work by the Attorney on "bellwether" cases or cases that were similarly active in litigation;

l.                         Any pressure points successfully asserted by the Attorney in cases against Settling Distributors or any risk for Settling Distributors created by the Attorney in cases against them;

m.                     Any risk for defendants created by applicants in cases against the Setting Distributors;

n.                       Successful and unsuccessful motion practice in cases worked on by the Attorney;

o.                      The date of filing of any cases filed by the Attorney;

p.                       Obtaining consolidation of the litigation in the Attorney's jurisdiction;

q.                       The number and population of entities represented by the Attorney and the fees that would have been awarded under extinguished contingent fee arrangements;

r.                         Whether the Attorney's clients brought claims against the Settling Distributors;

s.                        Whether the Attorney has had a leadership role in the litigation, whether in state or federal court;

t.                         Whether the Attorney has had a leadership role in any negotiations aimed at resolving the litigation;

u.                        Whether the Attorney's cases have survived motions to dismiss;

v.                       The extent to which the Attorney contributed to the work product user for the common benefits of opioids litigants, including, without limitation, work on ARCOS data, Prescription Data Monitoring Programs, IQVIA data, depositions, document production and analysis experts, motions, briefs and pleadings, trial preparations, and trials;

w.                      The extent to which litigation was done prior to and contributed to completion of settlement negotiations, as distinct from litigation that was done litigating after the announcement of the Distributor Agreement, such latter litigation both being of less value and potentially resulting a common detriment to the settlement process; and

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x.                       Any other factors that the Fee Panel finds to be appropriate to consider after input from applicants to the Attorney Fee Fund.

4.             The Fee Panel shall develop procedures for receiving a single application, which may be updated or amended based on new information (such as participation by additional Litigating Subdivisions) from each Attorney seeking compensation from the Attorney Fee Fund, procedures shall not be inconsistent with this Fee Agreement. Any request for attorneys' fees not included on the single application or through the updating/amendment process designed by the Fee Panel shall be deemed waived. For purposes of transparency and to permit the Fee Panel to conduct its work, the application from each Attorney shall, at a minimum, require each Attorney to:

a.                        Identify all Litigating Subdivisions for which s/he is seeking payment from the Attorney Fee Fund;

b.                       Identify all Subdivisions in both Settling and Non-Settling States with respect to which s/he has a Fee Entitlement with respect to Relevant Claims against Released Entities, and identify all co-counsel in such cases;

c.                        Identify which of those Subdivisions are Participating Subdivisions and which are not;

d.                       Specify the specific fund or funds within the Attorney Fee Fund from which the Attorney is seeking compensation;

e.                        Demonstrate his or her eligibility for compensation from the relevant sub funds within the Attorney Fee Fund pursuant to the criteria set forth for the relevant sub fund; and

f.                         Identify any and all Fee Entitlements from representations of States, Tribal Nations, or other plaintiffs related to Released Claims against Released Entities or in opioids-related matters.

Notwithstanding Sections II.H.4.a-f above, the Panel may consider a supplemental application if the Attorney shows good cause why circumstances exist that will lead to consideration for additional Common Benefit award. Examples would include, but are not limited to, an Attorney having Non-Participating Litigating Subdivision clients that subsequently become Participating Subdivisions, a Bar Date passes that increases participation or the Participation Tier or an Allocation Agreement is reached.

5.              With respect to the Common Benefit Fund, the Fee Panel shall (subject to any applicable MDL Court Order):

a.                        Review the applications of all Attorneys seeking compensation from the Common Benefit Fund, including determining eligibility for each Attorney as set forth in Section II.G.

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b.                       Reduce, on an annual basis, the Distributor's payment obligations, as set forth in Section II.C.6. The Panel shall inform the Settling Distributors and the MDL PEC of all such amounts and adjust the Settling Distributors' payment obligations accordingly.

c.                        Using criteria set forth in Sections II.C and II.G, allocate amounts from the Common Benefit Fund to eligible Attorneys, including payment amounts for each Payment Year. In making such allocations (regardless of the Participation Tier achieved), the Panel shall apply the principles set forth in Section II.C.4 and shall allocate any reduction in the payments of Settling Distributors specified in Section II.C.6 to the amounts paid to Attorneys with a Fee Entitlement to Litigating Subdivisions that are not Participating Subdivisions.

6.	With respect to the Contingency Fee Fund, the Fee Panel shall:

a.                  Review the applications of all Attorneys seeking compensation from the Litigating Subdivision Fee Fund, including determining eligibility for each Attorney as set forth in Section II.G.

b.	Apply the Mathematical Model in Exhibit A.

c.                   Use such allocations to reduce payments, on an annual basis, the payment obligations of the Settling Distributors to the Attorney Fee Fund as set forth in Section II.D.4, and distributions therefrom, and inform the Settling Distributors and MDL PEC of all such adjustments.

7.                  To the extent that there is a dispute about the calculations of the Fee Panel related to the amounts that Settling Distributors are required to pay (including application of any reductions or offsets under this Fee Agreement), such disputes shall be presented to the Fee Panel and any disputed funds be paid into/held in escrow. The Fee Panel shall resolve such disputes expeditiously, with either Party having the right to seek review from the MDL Court.

8.                  For purposes of determination of fee or cost awards, allocations, reductions and possible reversions under this Fee Agreement, unless specified otherwise a Subdivision will be considered a Non-Participating Subdivision if it is not a Participating Subdivision as of the deadline for the application for the fee or cost award at issue (or, if the determination does not involve a specific application, the date on which the record for such determination closes).

9.                  In the event that the Fee Panel, through the use of the Mathematical Model set forth in Exhibit A, allocates funds from the Contingency Fee Fund for an Attorney based on a Qualifying Representation of a Participating Litigating Subdivision or allocates cost to such Participating Litigating Subdivision and that Subdivision is in a Settling State in which the Consent Judgment has not been approved, such funds shall be placed into escrow until the Consent Judgment is approved, after which time they shall be released.

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I.	Miscellaneous.

1.                       The costs associated with the Fee Panel prior to the Effective Date of this Fee Agreement shall be funded by Settling Distributors. The Fee Panel shall charge an hourly rate that has been previously approved by a federal or state court and shall provide a budget and a cap for such work prior to the Effective Date, which shall be approved by Settling Distributors and such approval shall not be unreasonably withheld. Settling Distributors shall receive a refund for any such payment of pre-Effective Date costs from interest that accrues on the monies in the Attorney Fee Fund (including interest that accrues during such time as the Attorney Fee Fund monies are in escrow prior to the Effective Date of the Distributor Agreement), up to the amount of such costs. Post- Effective Date, the cost of the Fee Panel shall be charged against the applicable Fee Fund based on allocation by the Fee Panel and shall not be otherwise funded by Settling Distributors. The costs associated with the Cost and Expense Fund Administrator shall be paid from funds in the MDL Expense Fund and the Litigating Subdivision Cost Fund and shall not be otherwise funded by Settling Distributors.

2.                  The MDL PEC will seek, and the Attorneys General for Settling States and the Settling Distributors will not oppose, a Common Benefit Fee Order requiring an assessment of 7.5% on the gross recovery (by judgment or settlement) of any Non- Participating Subdivision that is subject to the federal court jurisdiction, represented by a MDL PEC firm, represented by any Attorney receiving fees from the Common Benefit Fund, represented by any Attorney that signed a Participation Agreement or paid in a case otherwise under the jurisdiction of the MDL Court.

3.                  The MDL PEC shall provide to Settling Distributors information they have that identifies Attorneys who represent Litigating Subdivisions who are not Participating Subdivisions and who have an obligation to pay a common benefit assessment, either due to the MDL Court's orders or to having signed a Participation Agreement.

4.                  The MDL PEC shall retain ethics counsel of its choice to provide an opinion that addresses the compliance of its ethical obligations, as it relates to the Distributor Agreement. Such opinion shall address the issue of the potential conflict of interest for an Attorney that had represented a Participating Subdivision also representing a Later Litigating Subdivision as defined in the Distributor Agreement. This Section II.I shall be enforceable to the extent permitted by the equivalent to Rules 1.16 and 5.6 of the ABA Model Rules of Professional Conduct in the relevant jurisdictions. The opinion shall be provided to the Settling Distributors as soon as it is completed and, in any event, prior to July 31, 2021 and shall be disseminated to counsel eligible to apply to the Attorney Fee Fund within 30 days of the announcement of the Distributor Agreement. The MDL PEC represents that it will comply with this opinion until the Reference Date and thereafter if the Distributor Agreement proceeds. The cost of such expert work done prior to the Effective Date of the Distributor Agreement shall be funded by Settling Distributors.

FINAL AGREEMENT 3.25.22

5.                  Participating Subdivisions agree to instruct their counsel to treat information, work product and expert materials as secret under Rule 1.6 of the ABA Model Rules of Professional Conduct. Accordingly, an Attorney shall not share information or work product with, or experts or materials to, non-participants (other than the Attorney's own current clients or their lawyers, consultants, experts or other representatives or agents). However, nothing herein shall prevent MDL Leadership or PEC Counsel from fulfilling their obligations in any MDL and the MDL Court Order.

III.	Miscellaneous.

A.                 Termination. If the Distributor Agreement does not proceed past the Reference Date, whether because the Settling Distributors do not determine to proceed or for any other reason, this Fee Agreement shall be null and void, Settling Distributors shall have no obligation to make any payments under this Fee Agreement, and the Settling Distributors and the MDL PEC shall take such steps as are necessary to restore the status quo ante.

B.                 MDL Court Consideration. This Fee Agreement shall be attached as an exhibit to the Distributor Agreement. This Fee Agreement shall also be submitted jointly by the Settling Distributors and the MDL PEC to the MDL Court for approval pursuant to the motion that shall be attached, prior to the Preliminary Agreement Date of the Distributor Agreement, to this Fee Agreement as Exhibit B.

1.                       In the event that the MDL Court, through an order, makes any change to the amounts potentially to be paid by Settling Distributors under this Fee Agreement, makes any change to the Fee Panel's consideration of the factors set forth in Section II.C.4, or any other material change to the draft Order attached as part of Exhibit B or the terms of this Fee Agreement, the Settling Distributors and the MDL PEC shall meet and confer concerning such changes.

2.                  If the Settling Distributors and the MDL PEC are unable to reach agreement and revisions to this Fee Agreement in the event discussed in Section III.B.1, this Fee Agreement shall be null and void, Settling Distributors shall have no obligation to make any payments under this Fee Agreement, and the Settling Distributors and the MDL PEC shall take such steps as are necessary to restore the status quo ante.

C.                 Amendment. Once the MDL Court has entered an order implementing this Fee Agreement, this Fee Agreement can only be amended by (1) written agreement of the Settling Distributors and the MDL PEC and (2) approval by the MDL Court.

D.                 Jurisdiction and Enforcement. The MDL Court shall have exclusive and ongoing jurisdiction over the enforcement and implementation of this Fee Agreement as set forth herein. The MDL PEC shall be the Authorized Party to enforce this Fee Agreement, as to the payment obligations of the Settling Distributors as set forth in this Fee Agreement, and as to Attorneys making application to the Funds under this Fee Agreement. Solely for purposes of assessing or allocating common benefit fees, the MDL Court will continue to have jurisdiction over the work product developed in the MDL Court by and under the direction of the MDL PEC with respect to claims against the Settling Defendants, including data and documents, depositions, expert

FINAL AGREEMENT 3.25.22

reports, briefs and pleadings; and the MDL Court's protective orders, management orders, and other decisions regarding such discovery and other work product, including but not limited to, conditions on its use, will continue in full force and effect. Nothing in this Section III.D authorizes the MDL Court to act contrary to this Fee Agreement or to share any of the work product, or provides the MDL Court with jurisdiction over the Distributor Agreement.

FINAL AGREEMENT 3.25.22

Description of Mathematical Model for the Allocation of the Contingency Fee Funds

Distributor Settlement Agreement and Janssen Settlement Agreement

This document describes the Mathematical Model for allocation of the Contingency Fee Fund described in Exhibit R (Agreement of Attorney's Fees, Expenses and Costs) to the Distributor Settlement Agreement and the Janssen Settlement Agreement, respectively.19 Awards of fees from the Contingency Fee Funds shall be available to Attorneys with Qualifying Representations of Participating Litigating Subdivisions eligible to receive an allocation under the corresponding agreements.20 A Fee Panel shall oversee the application of the Model and resolve any questions or disputes concerning the eligibility of a counsel to participate. The Panel is empowered to hear disputes concerning and ensure the accuracy of the mathematical calculations.

In general terms, allocation of the Contingency Fee Fund shall be made by (1) determining the amount of the Settlement Fund that is attributable to each Litigating Subdivision; (2) making certain adjustments to these amounts based on when the Subdivision filed suit and the terms of the applicable fee contract; and (3) dividing the Contingency Fee Fund proportionately among counsel for each Participating Litigating Subdivision based on the amounts calculated in subpart 2.

Each Settling Defendant is responsible only for its own share of payments.21 In other words, to collect a fee award from the Contingency Fee Fund against a Settling Defendant, the Participating Litigating Subdivision must have named the Settling Defendant in its lawsuit. The total amount of the Contingency Fee Fund in the Distributor Settlement Agreement is $516,923,077.22 Amerisource's share is $160,246,153.97 (31.0%), Cardinal's share is $159,729,230.89 (30.9%), and McKesson's share is $196,947,692.46 (38.1%). The total amount of the Contingency Fee Fund in the Janssen Settlement Agreement is $123,076,923.23

More specifically, allocation of each Settling Defendant's share of the corresponding Contingency Fee Fund shall be made according to the following steps. These steps must be performed separately for each Settlement Agreement, and each Defendant is responsible for paying only its share of the Contingency Fee Fund. These calculations are made only for purpose of determining the percentage share of the Contingency Fee Fund that Attorneys for each Participating Litigating Subdivision should receive, not for determining the dollar amount each Subdivision will receive.

19 See Distributor Settlement Agreement, Exhibit R § II.B.3; Janssen Settlement Agreement, Exhibit R § II.B.3.

20 Distributor Settlement Agreement, Exhibit R § II.B.3; Janssen Settlement Agreement, Exhibit R § II.B.3

21 Distributor Settlement Agreement, Exhibit R § II.A.5.

22 Distributor Settlement Agreement, Exhibit R § II.D.1.

23 Janssen Settlement Agreement, Exhibit R § II.D.1.

FINAL AGREEMENT 3.25.22

(1)	For each Settling State, attribute 50% of the settlement funds for that State to its Subdivisions according to the Subdivision Allocation Percentage in Exhibit G to the Distributor Settlement Agreement or Janssen Settlement Agreement, as appropriate.

Illustrative example for the Distributor Agreement:

•	Assume that State A is allocated 1.00000% of the $18,554,013,691.11 Restitution/Abatement amount [see Exhibit M of the Agreement].

•	50% of the 1% share allocated to State A is $92,770,068.46.

•	Assume that, per Exhibit G of the Agreement, the Subdivision Allocation Percentage for City B in State A is 1.00000000%.

•	For purposes of determining its counsel’s share of the Contingency Fee Fund, City B is attributed 1.00000000% of $92,770,068.46, or $927,700.68.

(2)	Adjust the amounts in paragraph 1 as follows:

a.	Upward Adjustment for Early Filers. Increase the amount calculated in paragraph 1 above by 10% for any Litigating Subdivision that named the defendant(s) in a suit before December 5, 2017, the date the National Prescription Opiate Litigation MDL was formed. This adjustment must be done individually for each defendant. If the Litigating Subdivision did not name a Settling Defendant in a suit before January 1, 2021, then fees from the Contingency Fee Fund for that defendant will not be awarded to Attorneys with otherwise Qualifying Representations of that Participating Litigating Subdivision.

Illustrative Example:

•	Assume City C is attributed $1,000,000 under paragraph 1 above.

•	If City C named the defendant(s) before 12/5/2017, the attributed amount would be adjusted to $1,100,000.

b.	Determine Amount Due under Contingency Fee Contract. Determine the amount that would be due to Attorneys with Qualifying Representations of each Participating Litigating Subdivision under the terms of the applicable fee contract if the Participating Litigating Subdivision were to receive the amount calculated in paragraph 2.a. This amount can be referred to as the Contingency Fee Assumption.

Illustrative Example:

Continuing the example given in paragraph 2.a, if Attorneys have a 20% contingency fee contract with City C for the relevant litigation, the amount calculated in this step would be 20% of $1,100,000, or $220,000.

FINAL AGREEMENT 3.25.22

In the next step, the Contingency Fee Assumption is used to determine the percentage share of the Contingency Fee Fund due to Attorneys for each Participating Litigating Subdivision.

(3)	Divide the Contingency Fee Fund proportionately among Attorneys for each Participating Litigating Subdivision in two ways:

a.	National Fee Pool Calculation. Determine each Litigating Subdivision's percentage share of all amounts due under contingency fee contracts nationwide by dividing the Contingency Fee Assumption calculated for each Subdivision in paragraph 2.b by the sum of all Contingency Fee Assumptions. Then multiply that percentage by the Contingency Fee Fund to figure each Subdivision's dollar share of the Contingency Fee Fund (but only for Settling Defendants the Subdivision timely named in a lawsuit).[24]

Illustrative example for Distributor Settlement Agreement:

•	$220,000 [from para. 2.b] ÷ $1,800,000,000 [total amount owed under contingency fee contracts nationwide] = 0.012222%[25]

•	0.012222% * $516,923,077.32 [Contingency Fee Fund] = $63,179.49

b.	Separate State Fee Pools Calculation. Determine each Litigating Subdivision's percentage share of all amounts due under contingency fee contracts statewide by dividing the Contingency Fee Assumption calculated for each Subdivision in paragraph 2.b by the sum of all Contingency Fee Assumptions in the same State. Then multiply that percentage by the portion of the Contingency Fee Fund that corresponds to that State's Overall Allocation Percentage, shown in Exhibit F of the relevant Settlement Agreement, to figure each Subdivision's dollar share of the Contingency Fee Fund (but only for Settling Defendants the Subdivision timely named in a lawsuit).

Illustrative example for Distributor Settlement Agreement:

•	1% * $516,923,077.32 = $5,169,230.77 [amount of the Contingency Fee Fund corresponding to State A]

24 Because a few Litigating Subdivisions named only one or two of the Distributors in a lawsuit before January 1, 2021, each Subdivision's share of the Contingency Fee Fund is slightly different for each distributor. Therefore, under the Distributor Settlement Agreement, the calculations described in this step need to be made separately for each Settling Defendant. It is shown in a single calculation here for ease of illustration only.

25 In this example, $1.8 billion is the amount theoretically owed under all contingency fee contracts for litigation against distributors as calculated in paragraph 2.b. This amount is illustrative only; the actual amount will not be known until all litigating subdivisions are identified and the terms of all of their contingency fee contracts are collected.

FINAL AGREEMENT 3.25.22

•	Assume a total of $17,600,000 is owed under contingency fee contracts for State A.

•	$220,000 [from para. 2.b] ÷ $17,600,000 = 1.25%

•	1.25% * $5,169,230.77 = $64,615.38

The award of fees to Attorneys with Qualifying Representations of Participating Litigating Subdivisions will be the average of the final amounts calculated in paragraphs 3.a and 3.b above.26

Paragraph 3.a represents allocation based on a proportional share of a National Fee Pool, while paragraph 3.b represents allocation based on a proportional share of the Separate State Fee Pools. In other words, for the National Fee Pool described above in paragraph 3.a, the contingency fee contract rate is compared to all other contingency fee contract rates in the nation. For the Separate State Fee Pools described above in paragraph 3.b, the contingency fee contract terms are compared to the other contingency fee contract terms in that same State. The National Fee Pool and the Separate State Fee Pools are given equal weighting. This is illustrated below.

Using the first methodology, Attorneys for two Subdivisions in different States with the same amount calculated under paragraph 2.b would be assigned the same amount under paragraph 3.a. Using the second methodology, Attorneys for the same two Subdivisions would be assigned different amounts under paragraph 3.b because they are in different States. Specifically, the Subdivision in the State with a smaller proportion of Participating

26 The model also enforces a maximum fee award of 20% of the amount calculated in 2.b. This rule is designed to prevent windfalls by addressing over-allocation in a small number of states with relatively few Litigating Subdivisions. An estimated 97% of Qualifying Representations are not impacted this rule. The description in this document of the Mathematical Model is by necessity an abstraction; the precise contours of the calculations are defined in the model itself.

FINAL AGREEMENT 3.25.22

Litigating Subdivisions would be allocated more than the Subdivision in the State with a greater proportion of Participating Litigating Subdivisions.

FINAL AGREEMENT 3.25.22

EXHIBIT S

Agreement on the State Outside Counsel Fee Fund

1.                  Creation of a State Outside Counsel Fee Fund. The Settling Distributors and the Settling States agree to the creation of a state outside counsel fee fund to pay reasonable attorneys' fees of Settling States which have retained outside counsel in connection with litigation against the Settling Distributors (such fund, the "State Outside Counsel Fee Fund").

2.                  State Outside Counsel Fee Fund Administration. The State Outside Counsel Fee Fund shall be administered separately from the Common Benefit Fund, the Contingency Fee Fund, the State Cost Fund, and the MDL Expense Fund. A committee of Attorneys General shall oversee the State Outside Counsel Fee Fund (the "Fee Fund Committee"). The Fee Fund Committee shall initially consist of the following States: (a) Delaware; (b) Florida; (c) Georgia; (d) Indiana; (e) Michigan; (f) Ohio; and (g) Rhode Island. The Fee Fund Committee shall select a settlement fund administrator, who may or may not be different from the Settlement Fund Administrator (the "Fee Fund Administrator") and who shall administer the State Outside Counsel Fee Fund according to the guidelines and directives of the Fee Fund Committee.

3.                  State Outside Counsel Fee Eligibility. To receive any amount from the State Outside Counsel Fee Fund, an outside counsel to a Settling State must have filed and maintained an action in the name of a Settling State or its Attorney General against a Settling Distributor in a state or federal court as of June 1, 2021. No Settling State shall receive funds from both the State Outside Counsel Fee Fund and the Additional Restitution Amount as set forth in Section IX.

4.                  State Outside Counsel Fee Fund Amount. The Settling Distributors shall pay funds into the State Outside Counsel Fee Fund according to the schedule set forth below, subject to any suspensions, offsets, reductions, or adjustments provided for in the Agreement or described below:

Payment Year 1 Payment Date	$136,044,379
Payment Year 2 Payment Date	$129,230,769
Payment Year 3 Payment Date	$17,417,160

5.	State Outside Counsel Fee Fund Availability and Calculation of Amount.

a.     The State Outside Counsel Fee Fund shall be available to compensate private outside counsel for Settling State Attorneys General for approved fees arising out of representation of the Settling State pursuant to the schedule developed by the Fee Fund Committee and provided to the Settling Distributors.

b.    Fees shall be calculated by adding two components: (a) a fixed amount consisting of fifty percent (50%) of the amount allocated to a Settling State pursuant to Exhibit F multiplied by 4.5%; and (b) a proportional percentage of the remaining fee due under that Settling State's contract assuming that fifty

FINAL AGREEMENT 3.25.22

percent (50%) of the Settling State's recovery is allocable to a Settling State (rather than allocable to the Settling State's Participating Subdivisions) so that the fees of all Settling States (minus the fixed amount that would have been allocated to any Non-Settling States had they become Settling States) exhausts the State Outside Counsel Fee Fund. The proportional share percentage will be the same for each Settling State included in the State Outside Counsel Fee Fund. All amounts paid will be less any costs or fees of the Fee Fund Administrator.

6.	Payment by the Fee Fund Administrator.

a.       If a Settling State's outside counsel agrees that the amount calculated in Paragraph 5 above either satisfies in full or exceeds the amounts owed to all such Settling State's outside counsel, then upon written notice waiving all entitlement to any additional fee, the Fee Fund Administrator shall pay that Settling State's outside counsel the amount that satisfies the Settling State's obligation in full and, in no event more than (i) such obligation or (ii) the amount pursuant to the calculation and any schedule created by the Fee Fund Committee.

b.      If a Settling State's outside counsel does not agree that the amount calculated in Paragraph 5 above either satisfies in full or exceeds the amounts owed by the Settling State, then the Settling State's share shall be placed in an interest- bearing escrow account (less reasonable expenses of the Fee Fund Administrator) and held unless and until the Settling State and its outside counsel agree in a signed writing to a resolution of the amount outstanding or there is a final judgment entered that is no longer appealable.

c.       Upon being provided a signed, written agreement or the final non-appealable judgment, the Fee Fund Administrator shall release monies from the State Outside Counsel Fee Fund in either the amount held by the Fee Fund Administrator, if the amount of the agreement or judgment is equal to or more than the amount held, or the amount indicated in the agreement or in the final judgment, if the amount in the agreement or judgment is less than the amount held.

d.      Nothing herein, including the amounts listed in paragraph 5 above, shall prevent a Settling State from arguing in any proceeding with its outside counsel that (i) its recovery was less than fifty percent (50%) of the recovery in the Settlement Agreement down to and including fifteen percent (15%) of the total recovery; (ii) any payment should be discounted by an appropriate discount rate commensurate to the risk of the Settlement Agreement and the timeline that the Settling State is receiving its payments; (iii) the settlement amount should be lower because the amount a Settling State receives was reduced because such Settling State's outside counsel failed to obtain joinder from a Settling State's Subdivision(s) that the outside counsel also

FINAL AGREEMENT 3.25.22

represented; or (iv) any limitation placed by the Settling Distributors bars payment of a higher fee to outside counsel.

e.      In the event the amount due to the Settling State's outside counsel from an escrow account is less than the total amount of funds escrowed on the account of the Settling State, the balance shall be paid to the Settling State. In no event, other than a State becoming a Non-Settling State, shall funds revert to a Settling Distributor.

f.       Amounts owed by Settling Distributors to the State Outside Counsel Fee Fund shall be reduced and/or credited to Settling Distributors by amounts allocated on the above-mentioned schedule for outside counsel in Non-Settling States.

7.                  Reversion or Reduction of Amounts owed to Non-Settling States. Amounts owed by Settling Distributors to the State Outside Counsel Fee Fund shall be reduced proportionally across payments owed by the Settling Distributors by amounts allocated to the fixed amount on the below schedule for outside counsel in the event that a listed State becomes a Non-Settling State. In the event the Fee Fund Administrator receives part or all of the fixed amount due to a Non-Settling State from a Settling Distributor, the Fee Fund Administrator shall return the amount allocable to that Non-Settling State's fixed amount to the Settling Distributor.

State	Allocation Percentage[27]	Maximum Abatement Amount[28]	Assumed State Share (50% of Maximum Abatement Amount)	Contract Rate	Contract Amount	Fixed Amount[29]
Alabama	1.6419290312%	$304,643,737.25	$152,321,868.62	TIPAC	$17,914,852. 67	$6,854,484.09
Alaska	0.2584550539%	$47,953,786.09	$23,976,893.04	20%	$4,795,378.61	$1,078,960.19
Arkansas	0.9663486633%	$179,296,463.29	$89,648,231.65	TIPAC	$7,982,411.5 8	$4,034,170.42
Delaware	0.4900019063%	$90,915,020.78	$45,457,510.39	21% , 18%	$9,546,077.1 8	$2,045,587.97
Florida	7.0259134409%	$1,303,588,941.75	$651,794,470.88	TIPAC	$36,089,723. 54	$29,330,751.19
Georgia	2.7882080114%	$517,324,496.17	$258,662,248.09	8%	$20,692,979. 85	$11,639,801.16

27 This is the State allocation provided in Exhibit F.

28 This is calculated by taking the State allocation times the Net Abatement Amount.

29 As provided in Paragraph 5.b, the Fixed Amount is calculated by taking 50% of the maximum abatement amount for a State times 4.5%. Together with a proportional amount to be calculated as provided in Paragraph 5.b, this will be the total fee paid each Settling State.

FINAL AGREEMENT 3.25.22

Hawaii	0.3418358185%	$63,424,264.57	$31,712,132.28	17%	$5,391,062.49	$1,427,045.95
Idaho	0.5254331620%	$97,488,940.82	$48,744,470.41	10%	$4,874,447.04	$2,193,501.17
Indiana	2.2168933059%	$411,322,687.49	$205,661,343.75	TIPAC	$13,783,066. 74	$9,254,760.47
Kentucky	2.0929730531%	$388,330,506.82	$194,165,253.41	TIPAC	$11,958,262. 67	$8,737,436.40
Michigan	3.4020234989%	$631,211,905.76	$315,605,952.88	15%	$47,340,892. 93	$14,202,267.88
Mississipp i	0.8898883053%	$165,109,998.00	$82,554,999.00	TIPAC	$8,127,749.9 5	$3,714,974.96
Montana	0.3421667920%	$63,485,673.43	$31,742,836.72	20, 18, and 15% by amount	$6,061,425.5 1	$1,428,427.65
Nevada	1.2486754235%	$231,679,409.03	$115,839,704.52	19%	$22,009,543. 86	$5,212,786.70
New Hampshire	0.6258752503%	$116,124,979.63	$58,062,489.81	27%	$15,676,872. 25	$2,612,812.04
New Mexico	0.8557238713%	$158,771,124.24	$79,385,562.12	24%	$19,052,534. 91	$3,572,350.30
Ohio	4.3567051408%	$808,343,668.31	$404,171,834.15	TIPAC	$23,708,591. 71	$18,187,732.54
Oklahoma	1.5831626090%	$293,740,207.23	$146,870,103.61	25%, 20%, 15%, 10%	$34,374,020. 72	$6,609,154.66
Puerto Rico	0.7263201134%	$134,761,533.28	$67,380,766.64	25%	$16,845,191. 66	$3,032,134.50
Rhode Island	0.4895626814%	$90,833,526.93	$45,416,763.47	17%	$7,720,849.7 9	$2,043,754.36
South Carolina	1.5834654145%	$293,796,389.80	$146,898,194.90	TIPAC	$21,470,837. 54	$6,610,418.77
South Dakota	0.2169945907%	$40,261,206.07	$20,130,603.03	12%	$2,415,672.3 6	$905,877.14

FINAL AGREEMENT 3.25.22

Utah	1.1889437113%	$220,596,778.97	$110,298,389.49	TIPAC	$14,165,161.55	$4,963,427.53
				Modified
				by K
Vermont	0.2844241374%	$52,772,093.39	$26,386,046.70	TIPAC	$4,888,604.67	$1,187,372.10

Washington	2.3189040182%	$430,249,769.02	$215,124,884.51	Statute	$20,000,000.00	$9,680,619.80

FINAL AGREEMENT 3.25.22

EXHIBIT T

Agreement on the State Cost Fund Administration

1.                   Creation of a State Cost Fund. The Settling Distributors and the Settling States agree to the creation of a state cost fund to pay litigation costs and expenses associated with litigation and investigation related to the opioid litigation (such fund, the "State Cost Fund"). The State Cost Fund shall be administered separately from the Common Benefit Fund, the Contingency Fee Fund, the State Counsel Fee Fund, and the MDL Expense Fund.

2.                   State Cost Fund Amount and to Whom Owed. On the Payment Date of Payment Year 1, the Settling Distributors shall pay into the State Cost Fund $56,538,461.00 (the "State Cost Fund Amount"). No funds may be released from the State Cost Fund to Non-Settling States.

3.                   State Cost Fund Committee. A committee of Attorneys General or their designated representatives (such committee, the "State Cost Fund Committee") shall oversee the State Cost Fund. The committee shall initially consist of the following States: (a) Delaware; (b) Florida; (c) Georgia; (d) New York; (e) North Carolina; (f) Ohio; (g) Tennessee; and (h) Texas. The Attorneys General may by majority vote add or change the composition of the State Cost Fund Committee, including replacing any above State, if that State is not a Settling State.

4.                   State Cost Fund Administrator. The State Cost Fund Committee shall select an administrator (the "State Cost Fund Administrator"). The State Cost Fund Administrator may or may not be different from the Settlement Fund Administrator. The State Cost Fund Administrator shall administer the State Cost Fund and direct payments to Settling States.

5.                   State Cost Fund Guidelines. Monies in the State Cost Fund shall be released without any delay to reimburse Settling States for documented costs incurred or paid in connection with litigation and investigation related to the opioid litigation. In allocating the State Cost Fund, no funds shall be allocated for costs incurred after July 21, 2021. The State Cost Fund Committee shall establish guidelines for the submission and approval of expenses eligible for reimbursement from the State Cost Fund. The State Cost Fund Administrator shall, in accordance with such guidelines, receive from Settling States records sufficient to demonstrate the incurrence and payment of each expense attributable to litigation or investigation related to the opioid litigation, including any outstanding National Association of Attorneys General grant.

6.                   State Cost Fund Payment Priorities and Residual. To the extent the aggregate eligible submissions of costs and expenses from Settling States exceed the State Cost Fund Amount, payments to Settling States shall be paid in the order described in this section until the State Cost Fund is exhausted. If the State Cost Fund is unable to fully pay costs at any of the following levels, then Settling States with costs at that level shall be paid on a proportional basis. All expenses with a lesser priority from the level where the State Cost Fund is exhausted will not be reimbursed from the State Cost Fund. Costs shall be paid in the following order of priority:

T-1

FINAL AGREEMENT 3.25.22

(a) the reasonable costs of the State Cost Fund Administrator, if any; (b) repayment of the National Association of Attorneys General grants connected to opioid litigation; (c) costs incurred or paid by outside counsel for a Settling State litigating against the Settling Distributors apart from any fee owed; (d) litigation-related costs attributable to the Settling Distributors incurred or paid by a Settling State litigating against the Settling Distributors; and (e) pre-suit investigation-related costs attributable to the Settling Distributors incurred or paid by either a Settling State outside counsel (not including any amount of fees or any costs which have already been reimbursed pursuant to clause (c), above) or a Settling State investigating the Settling Distributors. If the State Cost Fund has additional monies after payment of the State Cost Fund Administrator's and all Settling States' submitted costs, then the remaining funds will be provided to the National Association of Attorneys General to be placed in the Financial Services Fund for the purpose of funding grants for consumer protection- or healthcare-related enforcement or training activities. In determining what costs are attributable to the Settling Distributors, the State Fund Committee shall develop a guideline that ensures that all Settling States are treated equitably.

T-2

FINAL AGREEMENT 3.25.22

EXHIBIT U

ABC IRS Form 1098-F30

30 To be updated to account for any Non-Settling States and the effectiveness of any separate agreements with a Settling State.

U-1

FINAL AGREEMENT 3.25.22

EXHIBIT V

Cardinal IRS Form 1098-F31

31 To be updated to account for any Non-Settling States and the effectiveness of any separate agreements with a Settling State.

V-1

FINAL AGREEMENT 3.25.22

EXHIBIT W

McKesson IRS Form 1098-F32

32 To be updated to account for any Non-Settling States and the effectiveness of any separate agreements with a Settling State.

W-1

FINAL AGREEMENT 3.25.22

EXHIBIT X

Severity Factors

State	Severity Factor
Alabama	108.5243%
Alaska	107.8614%
American Samoa	102.7639%
Arizona	107.7129%
Arkansas	103.2818%
California	82.8688%
Colorado	95.2263%
Connecticut	121.0971%
Delaware	155.5946%
District of Columbia	88.3270%
Florida	107.9604%
Georgia	86.6675%
Guam	96.8019%
Hawaii	77.1051%
Idaho	93.0570%
Illinois	86.6318%
Indiana	108.6768%
Iowa	78.2056%
Kansas	89.6374%
Kentucky	150.0126%
Louisiana	105.2878%
Maine	132.7534%
Maryland	115.2160%
Massachusetts	110.3001%
Michigan	112.4239%
Minnesota	75.9148%
Mississippi	96.7243%
Missouri	107.8496%
Montana	99.7815%
N. Mariana Islands	100.2421%
Nebraska	71.9045%
Nevada	130.5519%
New Hampshire	144.4997%
New Jersey	102.3701%
New Mexico	128.9295%
New York	91.4472%

X-1

FINAL AGREEMENT 3.25.22

North Carolina	102.2754%
North Dakota	76.0864%
Ohio	123.0063%
Oklahoma	129.3047%
Oregon	108.9094%
Pennsylvania	118.2821%
Puerto Rico	73.9803%
Rhode Island	143.8802%
South Carolina	99.6801%
South Dakota	76.4482%
Tennessee	129.9078%
Texas	71.6286%
Utah	119.5878%
Vermont	140.2239%
Virgin Islands	100.4396%
Virginia	88.1611%
Washington	100.5007%
Wisconsin	99.6616%
Wyoming	100.9659%

X-2